Securities Act of 1933 Registration No. 002-41839

Investment Company Act of 1940 Registration No. 811-02105

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

[ ] Pre-Effective Amendment No.  ______

[X] Post-Effective Amendment No.  __526___

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

[X] Amendment No.  __526___

Fidelity Salem Street Trust

 (Exact Name of Registrant as Specified in Charter)

245 Summer Street, Boston, Massachusetts 02210

(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number: 617-563-7000

Cynthia Lo Bessette, Secretary and Chief Legal Officer

245 Summer Street

Boston, Massachusetts 02210

(Name and Address of Agent for Service)

It is proposed that this filing will become effective on October 30, 2021 pursuant to paragraph (b) of Rule 485 at 12:01 a.m. Eastern Time.

Fund/Ticker

Fidelity® Series Government Money Market Fund/FGNXX

Shares are offered only to certain other Fidelity® funds and Fidelity managed 529 plans.

Prospectus

October 30, 2021

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Fidelity® Series Government Money Market Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Account Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights

Fund Summary

Fund:
Fidelity® Series Government Money Market Fund

Investment Objective

The fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management fee	None
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%
Total annual operating expenses	0.00%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$0
3 years	$0
5 years	$0
10 years	$0

Principal Investment Strategies
  Normally investing at least 99.5% of total assets in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities).
  Investing in U.S. Government securities issued by entities that are chartered or sponsored by Congress but whose securities are neither issued nor guaranteed by the U.S. Treasury.
  Investing in compliance with industry-standard regulatory requirements for money market funds for the quality, maturity, liquidity, and diversification of investments.

In addition, the fund normally invests at least 80% of its assets in U.S. Government securities and repurchase agreements for those securities.

Principal Investment Risks
  Interest Rate Changes. Interest rate increases can cause the price of a money market security to decrease.
  Income Risk. A low or negative interest rate environment can adversely affect the fund’s yield.
  Issuer-Specific Changes. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a money market security to decrease.

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Fidelity Investments and its affiliates, the fund’s sponsor, have no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

The fund will not impose a fee upon the sale of your shares, nor temporarily suspend your ability to sell shares if the fund's weekly liquid assets fall below 30% of its total assets because of market conditions or other factors.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year. Past performance is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	0.62%	June 30, 2019
Lowest Quarter Return	0.03%	December 31, 2020
Year-to-Date Return	0.06%	September 30, 2021

Average Annual Returns
For the periods ended December 31, 2020	Past 1 year	Life of fund(a)
Fidelity® Series Government Money Market Fund	0.50%	1.21%

(a)From April 22, 2016

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.

Purchase and Sale of Shares

Shares are offered only to certain other Fidelity® funds and Fidelity managed 529 plans.

The price to sell one share is its net asset value per share (NAV). Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open. Even if the NYSE is closed, the fund will be open for business on those days on which the Federal Reserve Bank of New York (New York Fed) is open, the primary trading markets for the fund's portfolio instruments are open, and the fund's management believes there is an adequate market to meet purchase and redemption requests.

There is no purchase minimum for fund shares.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

Fidelity® Series Government Money Market Fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.

Principal Investment Strategies

The Adviser normally invests at least 99.5% of the fund's total assets in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities). Certain issuers of U.S. Government securities are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury.

In buying and selling securities for the fund, the Adviser complies with industry-standard regulatory requirements for money market funds regarding the quality, maturity, liquidity, and diversification of the fund's investments. The Adviser stresses maintaining a stable $1.00 share price, liquidity, and income.

In addition, the Adviser normally invests at least 80% of the fund's assets in U.S. Government securities and repurchase agreements for those securities.

Description of Principal Security Types

U.S. Government securities are high-quality securities issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. U.S. Government securities may be backed by the full faith and credit of the U.S. Treasury, the right to borrow from the U.S. Treasury, or the agency or instrumentality issuing or guaranteeing the security. Certain issuers of U.S. Government securities, including Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price. A repurchase agreement entered into by the fund may be collateralized by U.S. Government securities or cash. A repurchase agreement is collateralized fully if the collateral consists entirely of U.S. Government securities and cash items.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund’s performance. The fund's yield will change daily based on changes in interest rates and other market conditions. Although the fund is managed to maintain a stable $1.00 share price, there is no guarantee that the fund will be able to do so. For example, a major increase in interest rates or a decrease in the credit quality of the issuer of one of the fund's investments could cause the fund's share price to decrease. It is important to note that neither share price nor yield is guaranteed by the U.S. Government.

The following factors can significantly affect the fund's performance:

Interest Rate Changes. Money market securities have varying levels of sensitivity to changes in interest rates. In general, the price of a money market security can fall when interest rates rise and can rise when interest rates fall. Certain types of securities, such as securities with longer maturities, can be more sensitive to interest rate changes. Short-term securities tend to react to changes in short-term interest rates. The discontinuation and replacement of London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another) and other benchmark rates may have a significant impact on the financial markets and may adversely impact a fund’s performance.

Income Risk. The fund’s income, or yield, is based on short-term interest rates, which can fluctuate significantly over short periods. A low or negative interest rate environment can adversely affect the fund’s yield and, depending on its duration and severity, could prevent the fund from providing a positive yield and/or maintaining a stable $1.00 share price. In addition, the fund’s yield will vary as the short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. From time to time, the Adviser may reimburse expenses or waive fees for a class of a fund in order to avoid a negative yield, but there is no guarantee that the class or fund will be able to avoid a negative yield.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy (including leaving a significant portion of the fund's assets uninvested) for defensive purposes. Uninvested assets do not earn income for a fund, which may have a significant negative impact on the fund's yield and may prevent the fund from achieving its investment objective.

The fund will not impose a fee upon the sale of your shares, nor temporarily suspend your ability to sell shares if the fund's weekly liquid assets fall below 30% of its total assets because of market conditions or other factors.

Fundamental Investment Policies

The following is fundamental, that is, subject to change only by shareholder approval:

Fidelity® Series Government Money Market Fund seeks as high a level of current income as is consistent with preservation of capital and liquidity.

Shareholder Notice

The following is subject to change only upon 60 days' prior notice to shareholders:

Fidelity® Series Government Money Market Fund normally invests at least 99.5% of total assets in cash, U.S. Government securities and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities) and at least 80% of the fund’s assets in U.S. Government securities and repurchase agreements for those securities.

Valuing Shares

The fund is open for business each day the NYSE is open. Even if the NYSE is closed, a fund will be open for business on those days on which the New York Fed is open, the primary trading markets for the fund's portfolio instruments are open, and the fund's management believes there is an adequate market to meet purchase and redemption requests.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

A fund's assets are valued on the basis of amortized cost.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as spreads paid to dealers who sell money market instruments to a fund) and disrupting portfolio management strategies.

The Adviser anticipates that shares of the fund will be purchased and sold frequently because a money market fund is designed to offer a liquid cash option. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive trading of fund shares and the fund accommodates frequent trading.

The fund has no limit on purchase transactions but may in its discretion restrict, reject, or cancel any purchases that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

The fund reserves the right at any time to restrict purchases or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

The fund has no exchange privilege with any other fund.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

Shares are offered only to certain other Fidelity® funds and Fidelity managed 529 plans.

There is no minimum balance or purchase minimum for fund shares.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

  All wires must be received in proper form by Fidelity at the fund's designated wire bank before the close of the Federal Reserve Wire System on the day of purchase or you could be liable for any losses or fees the fund or Fidelity has incurred or for interest and penalties.
  Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

When you place an order to sell shares, note the following:

  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Policies Concerning the Redemption of Fund Shares

Regardless of whether your account is held directly with a fund or through an intermediary, a fund typically expects to pay redemption proceeds on the next business day (or earlier to the extent a fund offers a same day settlement feature) following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously. To the extent your account is held through an intermediary, it is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements (if authorized). These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Account Policies

Fidelity will send monthly account statements detailing fund balances and all transactions completed during the prior month.

You may be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund may also realize capital gains from its investments, and distributes these gains (less losses), if any, to shareholders as capital gain distributions.

Distributions from a money market fund consist primarily of dividends. A money market fund normally declares dividends daily and pays them monthly.

Earning Dividends

The fund processes purchase and redemption requests only on days it is open for business.

Shares generally begin to earn dividends on the first business day following the day of purchase.

Shares generally earn dividends until, but not including, the next business day following the day of redemption.

Any dividends and capital gain distributions may be reinvested in additional shares or paid in cash.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes. A portion of the fund’s dividends may be exempt from state and local taxation to the extent that they are derived from certain U.S. Government securities and meet certain requirements.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, if any, are taxable to you generally as capital gains. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2020, the Adviser had approximately $3.0 trillion in discretionary assets under management, and approximately $3.8 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2020, FMR UK had approximately $25.4 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2020, FMR H.K. had approximately $22.3 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. As of March 31, 2021, FMR Japan had approximately $7.8 billion in discretionary assets under management. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of the Adviser.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

The fund does not pay a management fee to the Adviser.

The Adviser receives no fee from the fund for handling the business affairs of the fund and pays the expenses of the fund with certain exceptions.

The Adviser or an affiliate pays FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended February 28, 2021.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, fees and expenses of the Independent Trustees, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets, exceed 0.003% (the Expense Cap). If at any time during the current fiscal year expenses for the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through December 31, 2024 . FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.

Fund Distribution

Distribution and Service Plan(s)

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.

If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related statement of additional information (SAI), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Fidelity Series Government Money Market Fund

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations
Net investment income (loss)	.001	.010	.024	.015	.006
Net realized and unrealized gain (loss)	–A	.001	–A	–A	–A
Total from investment operations	.001	.011	.024	.015	.006
Distributions from net investment income	(.001)	(.011)	(.024)	(.015)	(.006)
Total distributions	(.001)	(.011)	(.024)	(.015)	(.006)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total ReturnB	.10%	1.08%	2.38%	1.53%	.58%
Ratios to Average Net AssetsC,D
Expenses before reductions	- %E	- %E	- %E	- %E	.13%
Expenses net of fee waivers, if any	- %E	- %E	- %E	- %E	.10%
Expenses net of all reductions	- %E	- %E	- %E	- %E	.10%
Net investment income (loss)	.10%	.98%	2.35%	1.54%	.62%
Supplemental Data
Net assets, end of period (000 omitted)	$9,692,737	$9,500,272	$6,572,472	$7,839,750	$8,444,671

AAmount represents less than $.0005 per share.

BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

CFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

DExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

EAmount represents less than .005%..

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-02105

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.9868907.107	GVM-PRO-1021

Fund/Ticker

Fidelity® Series Short-Term Credit Fund/FYBTX

Shares are offered only to certain other Fidelity® funds and Fidelity managed 529 plans.

Prospectus

October 30, 2021

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Fidelity® Series Short-Term Credit Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Account Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund:
Fidelity® Series Short-Term Credit Fund

Investment Objective

The fund seeks to obtain a high level of current income consistent with the preservation of capital.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management fee	None
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%
Total annual operating expenses	0.00%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$0
3 years	$0
5 years	$0
10 years	$0

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 60% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing at least 80% of assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.
  Managing the fund to have similar overall interest rate risk to the Bloomberg U.S. Credit 1-3 Years Bond Index.
  Normally maintaining a dollar-weighted average maturity of three years or less.
  Allocating assets across different market sectors and maturities.
  Investing in domestic and foreign issuers.
  Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default), options, and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.
  Investing in Fidelity's central funds (specialized investment vehicles used by Fidelity® funds to invest in particular security types or investment disciplines) consistent with the asset classes discussed above.

Principal Investment Risks
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.
  Leverage Risk. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	4.05%	June 30, 2020
Lowest Quarter Return	(1.36)%	March 31, 2020
Year-to-Date Return	0.24%	September 30, 2021

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Life of fund(a)
Fidelity® Series Short-Term Credit Fund
Return Before Taxes	4.14%	2.77%	2.41%
Return After Taxes on Distributions	3.10%	1.89%	1.58%
Return After Taxes on Distributions and Sale of Fund Shares	2.45%	1.74%	1.48%
Bloomberg U.S. Credit 1-3 Years Bond Index (reflects no deduction for fees, expenses, or taxes)	3.69%	2.81%	2.47%

(a)From March 27, 2015

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Robert Galusza (co-manager) has managed the fund since March 2015.

Julian Potenza (co-manager) has managed the fund since October 2017.

David DeBiase (co-manager) has managed the fund since October 2019.

Purchase and Sale of Shares

Shares are offered only to certain other Fidelity® funds and Fidelity managed 529 plans.

The price to sell one share is its net asset value per share (NAV). Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

Fidelity® Series Short-Term Credit Fund seeks to obtain a high level of current income consistent with the preservation of capital.

Principal Investment Strategies

The Adviser normally invests at least 80% of the fund's assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.

The Adviser uses the Bloomberg U.S. Credit 1-3 Years Bond Index as a guide in structuring the fund and selecting its investments. The Adviser manages the fund to have similar overall interest rate risk to the index.

The Adviser considers other factors when selecting the fund's investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, the Adviser considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, information on the fund's competitive universe and internal views of potential future market conditions.

In addition, the fund normally maintains a dollar-weighted average maturity of three years or less. As of August 31, 2021, the fund's dollar-weighted average maturity was approximately 2.1 years and the index's dollar-weighted average maturity was approximately 2.0 years. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.

The Adviser allocates the fund's assets among different market sectors (for example, corporate, asset-backed, or government securities) and different maturities based on its view of the relative value of each sector or maturity.

The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

The Adviser may engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument, or components of the index underlying the derivative, and forward-settling securities. The Adviser may invest a significant portion of the fund's assets in these types of investments. If the fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, options (including options on futures and swaps), and futures contracts (both long and short positions) on securities, other instruments, and indexes. Depending on the Adviser's outlook and market conditions, the Adviser may engage in these transactions to increase or decrease the fund's exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index.

To earn additional income for the fund, the Adviser may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.

The Adviser uses central funds to help invest the fund's assets. Central funds are specialized investment vehicles designed to be used by Fidelity® funds. Fidelity uses them to invest in particular security types or investment disciplines; for example, rather than buy bonds directly, the fund may invest in a central fund that buys bonds. Fidelity does not charge any additional management fees for central funds. Central funds offer exposure to some or all of the following types of investment-grade and lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds): corporate bonds, mortgage and other asset-backed securities, floating rate loans, and BB-rated securities. Central funds may also focus on other types of securities.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities (including collateralized loan obligations), loans and loan participations, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include futures, options, forwards, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of an index, security, or other instrument or investment) and credit default swaps (buying or selling credit default protection).

Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. When a fund does not already own or have the right to obtain securities equivalent in kind and amount, a commitment to sell securities is equivalent to a short sale. Payment and delivery take place after the customary settlement period.

Central funds are special types of investment vehicles created by Fidelity for use by Fidelity® funds and other advisory clients. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees. The investment results of the portions of the fund's assets invested in the central funds will be based upon the investment results of those funds.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund’s performance. The fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as mortgage securities and the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities. The discontinuation and replacement of London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another) and other benchmark rates may have a significant impact on the financial markets and may adversely impact a fund’s performance.

Foreign Exposure. Foreign securities and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) tend to be more sensitive to these changes than higher-quality debt securities.

Leverage Risk. Derivatives, forward-settling securities, and short sale transactions involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Forward-settling securities and short sale transactions also involve the risk that a security will not be issued, delivered, available for purchase, or paid for when anticipated. An increase in the market price of securities sold short will result in a loss. Government legislation or regulation could affect the use of these transactions and could limit a fund's ability to pursue its investment strategies.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Other Investment Strategies

In addition to the principal investment strategies discussed above, the Adviser may invest in collateralized loan obligations.

Fundamental Investment Policies

The following is fundamental, that is, subject to change only by shareholder approval:

Fidelity® Series Short-Term Credit Fund seeks to obtain a high level of current income consistent with the preservation of capital.

Shareholder Notice

The following is subject to change only upon 60 days' prior notice to shareholders:

Fidelity® Series Short-Term Credit Fund normally invests at least 80% of its assets in investment-grade debt securities of all types and repurchase agreements for those securities.

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of the underlying central funds in which the fund invests. Shares of underlying central funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Because the fund is offered only for investment to certain other Fidelity® funds and Fidelity managed 529 plans, the potential for excessive or short-term disruptive purchases and sales is reduced. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive trading of fund shares and the fund accommodates frequent trading.

The fund has no limit on purchase transactions but may in its discretion restrict, reject, or cancel any purchases that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

The fund reserves the right at any time to restrict purchases or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

The fund has no exchange privilege with any other fund.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

Shares are offered only to certain other Fidelity® funds and Fidelity managed 529 plans.

There is no minimum balance or purchase minimum for fund shares.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

  All wires must be received in proper form by Fidelity at the fund's designated wire bank before the close of the Federal Reserve Wire System on the day of purchase or you could be liable for any losses or fees the fund or Fidelity has incurred or for interest and penalties.
  Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

When you place an order to sell shares, note the following:

  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.

If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Account Policies

Fidelity will send monthly account statements detailing fund balances and all transactions completed during the prior month.

You may be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in October and December.

Earning Dividends

The fund processes purchase and redemption requests only on days it is open for business.

Shares generally begin to earn dividends on the first business day following the day of purchase.

Shares generally earn dividends until, but not including, the next business day following the day of redemption.

Any dividends and capital gain distributions may be reinvested in additional shares or paid in cash.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions

Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them.

Taxes on Transactions

Your redemptions may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2020, the Adviser had approximately $3.0 trillion in discretionary assets under management, and approximately $3.8 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2020, FMR UK had approximately $25.4 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2020, FMR H.K. had approximately $22.3 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. As of March 31, 2021, FMR Japan had approximately $7.8 billion in discretionary assets under management. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

David DeBiase is co-manager of the fund, which he has managed since October 2019. He also manages other funds. Since joining Fidelity Investments in 2006, Mr. DeBiase has worked as a trader and portfolio manager.

Robert Galusza is co-manager of the fund, which he has managed since March 2015. He also manages other funds. Since joining Fidelity Investments in 1987, Mr. Galusza has worked as a research analyst and portfolio manager.

Julian Potenza is co-manager of the fund, which he has managed since October 2017. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Potenza has worked as a research analyst and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

The fund does not pay a management fee to the Adviser.

The Adviser receives no fee from the fund for handling the business affairs of the fund and pays the expenses of the fund with certain exceptions.

The Adviser or an affiliate pays FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended February 28, 2021.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, fees and expenses of the Independent Trustees, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets, exceed 0.003% (the Expense Cap). If at any time during the current fiscal year expenses for the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through December 31, 2024 . FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.

Fund Distribution

Distribution and Service Plan(s)

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.

If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Fidelity Series Short-Term Credit Fund

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$10.27	$10.09	$9.88	$10.01	$10.03
Income from Investment Operations
Net investment income (loss)A	.170	.252	.272	.214	.131
Net realized and unrealized gain (loss)	(.073)	.180	.216	(.133)	(.013)
Total from investment operations	.097	.432	.488	.081	.118
Distributions from net investment income	(.169)	(.252)	(.278)	(.211)	(.131)
Distributions from net realized gain	(.028)	–	–	–	(.007)
Total distributions	(.197)	(.252)	(.278)	(.211)	(.138)
Net asset value, end of period	$10.17	$10.27	$10.09	$9.88	$10.01
Total ReturnB	.95%	4.35%	5.02%	.82%	1.19%
Ratios to Average Net AssetsC,D
Expenses before reductions	- %E	- %E	- %E	- %E	.34%
Expenses net of fee waivers, if any	- %E	- %E	- %E	- %E	.34%
Expenses net of all reductions	- %E	- %E	- %E	- %E	.34%
Net investment income (loss)	1.67%	2.49%	2.74%	2.16%	1.32%
Supplemental Data
Net assets, end of period (000 omitted)	$2,304,598	$2,393,482	$1,870,061	$2,113,392	$2,113,689
Portfolio turnover rateF	60%	62%G	67%	52%H	70%

ACalculated based on average shares outstanding during the period.

BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

CFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

DExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

EAmount represents less than .005%.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

GPortfolio turnover rate excludes securities received or delivered in-kind.

HThe portfolio turnover rate does not include the assets acquired in the merger.

Additional Index Information

Bloomberg U.S. Credit 1-3 Years Bond Index is a market value-weighted index of investment-grade corporate fixed-rate debt issues with maturities between one and three years.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-02105

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.9863235.108	SS1-PRO-1021

Fidelity® Short-Term Bond Fund
Class/Ticker
Fidelity Advisor® Short-Term Bond Fund
A/FBNAX	M/FBNTX	C/FANCX	I/FBNIX	Z/FIKTX

Prospectus

October 30, 2021

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Fidelity® Short-Term Bond Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Converting Shares
Exchanging Shares
Rollover IRAs
Account Features and Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information
Sales Charge Waiver Policies Applied by Certain Intermediaries

Fund Summary

Fund/Class:
Fidelity® Short-Term Bond Fund/Fidelity Advisor® Short-Term Bond Fund A, M, C, I, Z

Investment Objective

The fund seeks to obtain a high level of current income consistent with preservation of capital.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund. In addition to the fees and expenses described below, your broker may also require you to pay brokerage commissions on purchases and sales of certain share classes of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in the fund or certain other Fidelity® funds. More information about these and other discounts is available from your investment professional and in the "Fund Distribution" section beginning on page 30 of the prospectus. Different intermediaries may provide additional waivers or reductions of the sales charge. Please see “Sales Charge Waiver Policies Applied by Certain Intermediaries” in the “Appendix” section of the prospectus.

Shareholder fees

(fees paid directly from your investment)
	Class A	Class M	Class C	Class I	Class Z
Maximum sales charge (load) on purchases (as a % of offering price)	1.50%	1.50%	None	None	None
Maximum contingent deferred sales charge (as a % of the lesser of original purchase price or redemption proceeds)	None(a)	None(b)	1.00%(c)	None	None

(a)Purchases of $250,000 or more will not be subject to a front-end sales charge, but may be subject to a 0.50% contingent deferred sales charge (CDSC) if the intermediary firm has elected an upfront finder's fee at the time the shares are purchased, or a 0.75% CDSC if the shares purchased are recordkept in a Fidelity Advisor® 401(k) Retirement Plan.

(b)Purchases of $250,000 or more will not be subject to a front-end sales charge but may be subject to a 0.25% CDSC if a finder's fee is paid at the time the shares are purchased.

(c)On Class C shares redeemed less than one year after purchase.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
	Class A	Class M	Class C	Class I	Class Z
Management fee	0.30%	0.30%	0.30%	0.30%	0.30%
Distribution and/or Service (12b-1) fees	0.15%	0.15%	1.00%	None	None
Other expenses	0.20%	0.20%	0.21%	0.20%	0.10%
Total annual operating expenses	0.65%	0.65%	1.51%	0.50%	0.40%
Fee waiver and/or expense reimbursement	None	None	None	None	0.04%(a)
Total annual operating expenses after fee waiver and/or expense reimbursement	0.65%	0.65%	1.51%	0.50%	0.36%

(a)Fidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse Class Z of the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets, exceed 0.36% (the Expense Cap). If at any time during the current fiscal year expenses for Class Z of the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through December 31, 2022 . FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated and if you hold your shares:

	Class A		Class M		Class C		Class I		Class Z
	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
1 year	$215	$215	$215	$215	$254	$154	$51	$51	$37	$37
3 years	$355	$355	$355	$355	$477	$477	$160	$160	$123	$123
5 years	$507	$507	$507	$507	$824	$824	$280	$280	$219	$219
10 years	$948	$948	$948	$948	$1,569	$1,569	$628	$628	$500	$500

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 64% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing at least 80% of assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.
  Managing the fund to have similar overall interest rate risk to the Bloomberg U.S. 1-3 Year Government/Credit Bond Index.
  Normally maintaining a dollar-weighted average maturity of three years or less.
  Allocating assets across different market sectors and maturities.
  Investing in domestic and foreign issuers.
  Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default), options, and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.
  Investing in Fidelity's central funds (specialized investment vehicles used by Fidelity® funds to invest in particular security types or investment disciplines) consistent with the asset classes discussed above.

Principal Investment Risks
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.
  Leverage Risk. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit institutional.fidelity.com for more recent performance information.

Year-by-Year Returns

The returns in the bar chart do not reflect any applicable sales charges; if sales charges were reflected, returns would be lower than those shown.

During the periods shown in the chart for Class A:	Returns	Quarter ended
Highest Quarter Return	2.93%	June 30, 2020
Lowest Quarter Return	(0.37)%	March 31, 2018
Year-to-Date Return	(0.24)%	September 30, 2021

Average Annual Returns

Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. After-tax returns for Class A are shown in the table below and after-tax returns for other classes will vary. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2020	Past 1 year	Life of class(a)	Inception Date
Class A - Return Before Taxes	2.06%	1.71%	July 12, 2016
Return After Taxes on Distributions	1.06%	1.02%	July 12, 2016
Return After Taxes on Distributions and Sale of Fund Shares	1.26%	1.01%	July 12, 2016
Class M - Return Before Taxes	2.05%	1.70%	July 12, 2016
Class C - Return Before Taxes	1.73%	1.18%	July 12, 2016
Class I - Return Before Taxes	3.77%	2.21%	July 12, 2016
Class Z - Return Before Taxes	3.92%	3.94%	October 2, 2018
Bloomberg U.S. 1-3 Year Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	3.33%	2.12%

(a)From July 12, 2016 for Class A, Class M, Class C, and Class I; and October 2, 2018 for Class Z.

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Robert Galusza (co-manager) has managed the fund since July 2007.

Julian Potenza (co-manager) has managed the fund since October 2017.

David DeBiase (co-manager) has managed the fund since October 2019.

Purchase and Sale of Shares

You may buy or sell shares through a retirement account or through an investment professional. You may buy or sell shares in various ways:

Internet

institutional.fidelity.com

Phone

To reach a Fidelity representative 1-877-208-0098

Mail

Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081	Overnight Express: Fidelity Investments 100 Crosby Parkway Covington, KY 41015

Class I and Class Z eligibility requirements are listed in the "Additional Information about the Purchase and Sale of Shares" section of the prospectus.

The price to buy one share of Class A or Class M is its offering price, if you pay a front-end sales charge, or its net asset value per share (NAV), if you qualify for a front-end sales charge waiver. The price to buy one share of Class C, Class I, or Class Z is its NAV. Shares will be bought at the offering price or NAV, as applicable, next calculated after an order is received in proper form.

The price to sell one share of Class A, Class M, or Class C is its NAV, minus any applicable contingent deferred sales charge (CDSC). The price to sell one share of Class I or Class Z is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form, minus any applicable CDSC.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

Fidelity® Short-Term Bond Fund seeks to obtain a high level of current income consistent with preservation of capital.

Principal Investment Strategies

The Adviser normally invests at least 80% of the fund's assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.

The Adviser uses the Bloomberg U.S. 1-3 Year Government/Credit Bond Index as a guide in structuring the fund and selecting its investments. The Adviser manages the fund to have similar overall interest rate risk to the index.

The Adviser considers other factors when selecting the fund's investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, the Adviser considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, information on the fund's competitive universe and internal views of potential future market conditions.

In addition, the fund normally maintains a dollar-weighted average maturity of three years or less. As of August 31, 2021, the fund's dollar-weighted average maturity was approximately 2.2 years and the index's dollar-weighted average maturity was approximately 2.0 years. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.

The Adviser allocates the fund's assets among different market sectors (for example, corporate, asset-backed, or government securities) and different maturities based on its view of the relative value of each sector or maturity.

The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

The Adviser may engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument, or components of the index underlying the derivative, and forward-settling securities. The Adviser may invest a significant portion of the fund's assets in these types of investments. If the fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, options (including options on futures and swaps), and futures contracts (both long and short positions) on securities, other instruments, and indexes. Depending on the Adviser's outlook and market conditions, the Adviser may engage in these transactions to increase or decrease the fund's exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index.

To earn additional income for the fund, the Adviser may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.

The Adviser uses central funds to help invest the fund's assets. Central funds are specialized investment vehicles designed to be used by Fidelity® funds. Fidelity uses them to invest in particular security types or investment disciplines; for example, rather than buy bonds directly, the fund may invest in a central fund that buys bonds. Fidelity does not charge any additional management fees for central funds. Central funds offer exposure to some or all of the following types of investment-grade and lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds): corporate bonds, mortgage and other asset-backed securities, floating rate loans, and BB-rated securities. Central funds may also focus on other types of securities.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities (including collateralized loan obligations), loans and loan participations, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include futures, options, forwards, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of an index, security, or other instrument or investment) and credit default swaps (buying or selling credit default protection).

Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. When a fund does not already own or have the right to obtain securities equivalent in kind and amount, a commitment to sell securities is equivalent to a short sale. Payment and delivery take place after the customary settlement period.

Central funds are special types of investment vehicles created by Fidelity for use by Fidelity® funds and other advisory clients. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees. The investment results of the portions of the fund's assets invested in the central funds will be based upon the investment results of those funds.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund’s performance. The fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as mortgage securities and the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities. The discontinuation and replacement of London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another) and other benchmark rates may have a significant impact on the financial markets and may adversely impact a fund’s performance.

Foreign Exposure. Foreign securities and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) tend to be more sensitive to these changes than higher-quality debt securities.

Leverage Risk. Derivatives, forward-settling securities, and short sale transactions involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Forward-settling securities and short sale transactions also involve the risk that a security will not be issued, delivered, available for purchase, or paid for when anticipated. An increase in the market price of securities sold short will result in a loss. Government legislation or regulation could affect the use of these transactions and could limit a fund's ability to pursue its investment strategies.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Other Investment Strategies

In addition to the principal investment strategies discussed above, the Adviser may invest in collateralized loan obligations.

Fundamental Investment Policies

The following is fundamental, that is, subject to change only by shareholder approval:

Fidelity® Short-Term Bond Fund seeks to obtain a high level of current income consistent with preservation of capital.

Shareholder Notice

The following is subject to change only upon 60 days' prior notice to shareholders:

Fidelity® Short-Term Bond Fund normally invests at least 80% of its assets in investment-grade debt securities of all types and repurchase agreements for those securities.

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of the underlying central funds in which the fund invests. Shares of underlying central funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

General Information

Ways to Invest

You may buy or sell shares through a retirement account or an investment professional. When you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares and the account features, policies, and fees may differ. Additional fees may apply to your investment in shares, including a transaction fee if you buy or sell shares through a broker or other investment professional. Your broker may also require you to pay brokerage commissions on purchases and sales of certain share classes of the fund.

Information on Placing Orders

You should include the following information with any order:

  Your name
  Your account number
  Type of transaction requested
  Name(s) of fund(s) and class(es)
  Dollar amount or number of shares

Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) systematic withdrawal and/or contribution programs, (ii) mandatory retirement distributions, (iii) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts, (iv) transactions within a qualified advisory program, and (v) transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds.

A qualified advisory program is one that demonstrates to Fidelity that the program has investment strategies and trading policies designed to protect the interests of long-term investors and meets specific criteria outlined by Fidelity.

A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the fund's Treasurer.

Fidelity may choose not to monitor transactions below certain dollar value thresholds.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Other Information about the Excessive Trading Policy

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

Each class of the fund has different expenses and features, as described in the applicable prospectus. Investors eligible to purchase one class of shares may also be eligible to purchase other classes of shares of the fund. Your investment professional, as applicable, can help you choose the class of shares that best suits your investment needs. However, plan participants may purchase only the classes of shares that are eligible for sale and available through their plan. Certain classes may have higher expenses than those offered by the plan.

Additional Information Regarding Class I Eligibility

Class I shares are offered to:

1. Employee benefit plans investing through an intermediary and employee benefit plans not recordkept by Fidelity. For this purpose, employee benefit plans generally include profit sharing, 401(k), and 403(b) plans, but do not include: IRAs; SIMPLE, SEP, or SARSEP plans; plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans); health savings accounts; or plans investing through the Fidelity Advisor® 403(b) program;

2. Insurance company separate accounts;

3. Broker-dealer, registered investment adviser, insurance company, trust institution and bank trust department managed account programs that charge an asset-based fee;

4. Current or former Trustees or officers of a Fidelity® fund or current or retired officers, directors, or regular employees of FMR LLC or FIL Limited or their direct or indirect subsidiaries (Fidelity Trustee or employee), spouses of Fidelity Trustees or employees, Fidelity Trustees or employees acting as a custodian for a minor child, persons acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee, or employee benefit plans sponsored by FMR LLC or an affiliate;

5. Any state, county, or city, or any governmental instrumentality, department, authority or agency;

6. Charitable organizations (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) or charitable remainder trusts or life income pools established for the benefit of a charitable organization;

7. Qualified tuition programs for which Fidelity serves as investment manager, or mutual funds managed by Fidelity or other parties;

8. Employer-sponsored health savings accounts investing through an intermediary;

9. Former Destiny® Planholders who exchange, or have exchanged, from Class O to Class I of Fidelity Advisor® funds;

10. Investors who purchase shares through brokerage programs of certain brokers acting solely as agents for their customers and that have entered into an agreement with the distributor to offer Class I shares through such programs. An investor transacting in such programs may be required to pay a commission and/or other forms of compensation to the broker; and

11. Investors whose account is no longer associated with a financial intermediary and whose shares were exchanged by Fidelity from Class A, Class M, or Class C of the fund to Class I shares of the same fund; only in certain employee benefit plan accounts may such investors add to their position in Class I.

Investors may be able to purchase Class I in other circumstances. Please contact Fidelity or your investment professional for more information about Class I shares.

Additional Information Regarding Class Z Eligibility

Class Z shares are offered to:

1. Employee benefit plans investing through an intermediary and employee benefit plans not recordkept by Fidelity. For this purpose, employee benefit plans generally include profit sharing, 401(k), and 403(b) plans, but do not include: IRAs; SIMPLE, SEP, or SARSEP plans; plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans); health savings accounts; or plans investing through the Fidelity Advisor® 403(b) program;

2. Broker-dealer, registered investment adviser, insurance company, trust institution and bank trust department managed account programs that charge an asset-based fee;

3. Investors who purchase shares through brokerage programs of certain brokers acting solely as agents for their customers and that have entered into an agreement with the distributor to offer Class Z shares through such programs. An investor transacting in such programs may be required to pay a commission and/or other forms of compensation to the broker;

4. Mutual funds dedicated for use in Fidelity’s managed account programs, and investment vehicles dedicated for use by the Fidelity Investments Charitable Gift Fund, for which Fidelity serves as investment manager; and

5. Employee benefit plans sponsored by FMR LLC or an affiliate.

Investors may be able to purchase Class Z in other circumstances. Please contact Fidelity or your investment professional for more information about Class Z shares.

There is no minimum balance or purchase minimum for fund shares.

Price to Buy

The price to buy one share of Class A or Class M is its offering price or its NAV, depending on whether you pay a front-end sales charge.

The price to buy one share of Class C, Class I, or Class Z is its NAV. Class C shares are sold without a front-end sales charge, but may be subject to a CDSC upon redemption. Class I and Class Z shares are sold without a sales charge.

If you pay a front-end sales charge, your price will be Class A's or Class M's offering price. When you buy Class A or Class M shares at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in Class A or Class M shares of the fund. If you qualify for a front-end sales charge waiver, your price will be Class A's or Class M's NAV.

The offering price of Class A or Class M is its NAV plus the sales charge. The offering price is calculated by dividing Class A's or Class M's NAV by the difference between one and the applicable front-end sales charge percentage and rounding to the nearest cent.

The dollar amount of the sales charge for Class A or Class M is the difference between the offering price of the shares purchased and the NAV of those shares. Since the offering price per share is calculated to the nearest cent using standard rounding criteria, the percentage sales charge you actually pay may be higher or lower than the sales charge percentages shown in this prospectus due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

Shares will be bought at the offering price or NAV, as applicable, next calculated after an order is received in proper form.

It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the offering price or NAV, as applicable, next calculated after the order is received by the authorized intermediary. If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Shares can be bought or sold through investment professionals using an automated order placement and settlement system that guarantees payment for orders on a specified date.

Certain financial institutions that meet creditworthiness criteria established by FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by that time, the order will be canceled and the financial institution will be liable for any losses.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of Class A, Class M, or Class C is its NAV, minus any applicable CDSC. The price to sell one share of Class I or Class Z is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form, minus any applicable CDSC. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary, minus any applicable CDSC. If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

A signature guarantee is designed to protect you and Fidelity from fraud. Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  When you wish to sell more than $100,000 worth of shares.
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.
  When you are requesting that redemption proceeds be paid to someone other than the account owner.
  In certain situations when the redemption proceeds are being transferred to a Fidelity® account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
  If you sell shares by writing a check, if available, and the amount of the check is greater than the value of your fund position, your check will be returned to you and you may be subject to additional charges.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Class Z:

When your relationship with your managed account provider is terminated, your shares may be sold at the NAV next calculated, in which case the redemption proceeds will remain in your account pending your instruction.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.

If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Converting Shares

The fund will automatically convert your class of shares of the fund to Class Z shares, if Class Z of the fund is available under your plan.

The fund may convert your Class Z shares to another class of shares of the fund, including classes of shares not offered in this prospectus that are available under your plan, if your plan is no longer eligible to offer Class Z. Information on the other classes of shares of the fund can be found in that class’s prospectus. Investors will be notified in writing before any such conversion to another class.

A conversion will be based on the respective NAVs of the two classes, without the imposition of any fees, on the trade date of the conversion. A conversion between share classes of the same fund is a non-taxable event.

Conversion Feature. After a maximum of eight years from the initial date of purchase, Class C shares convert automatically to Class A shares of a fund. Conversion to Class A shares will be made at NAV. At the time of conversion, a portion of the Class C shares bought through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of your converting Class C non-Dividend Shares to your total Class C non-Dividend Shares. A fund may convert shares sooner in certain circumstances. A shorter holding period may also apply depending on your intermediary. Please see "Sales Charge Waiver Policies Applied by Certain Intermediaries" in the "Appendix" section of this prospectus. A fund will permit an intermediary to transition Class C shares to Class A shares of the same fund, regardless of holding period, if the intermediary is unable to administer this conversion policy. Such transitions to Class A shares will be made at NAV minus any applicable CDSC.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a Class A shareholder, you have the privilege of exchanging Class A shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares at NAV or for Daily Money Class shares of Fidelity® funds that offer Daily Money Class shares.

As a Class M shareholder, you have the privilege of exchanging Class M shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares at NAV or for Advisor M Class shares of Fidelity® Government Money Market Fund. If you purchased your Class M shares through certain investment professionals that have signed an agreement with FDC, you also have the privilege of exchanging your Class M shares for shares of Fidelity® Capital Appreciation Fund.

As a Class C shareholder, you have the privilege of exchanging Class C shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares or for Advisor C Class shares of Fidelity® Treasury Money Market Fund.

As a Class I shareholder, you have the privilege of exchanging Class I shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares or for shares of Fidelity® funds.

As a Class Z shareholder, you have the privilege of exchanging Class Z shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares or Class Z shares of other Fidelity® funds available through your employee benefit plan, or if the Fidelity® fund does not offer Class Z shares, then other classes of the Fidelity® fund that are available through your plan.

Through your investment professional, you may also move between certain share classes of the same fund. For more information, see the statement of additional information (SAI) or consult your investment professional.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  An exchange of shares is not subject to any applicable CDSCs.
  Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.
  The shares you are acquiring by exchange must be available for sale in your state.
  Exchanges may have tax consequences for you if you own shares in a taxable account.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums. Check each fund's prospectus for details.

Rollover IRAs

Class Z shares generally are not available to IRA rollover accounts. Assets from retirement plans may be invested in other class(es) of shares of the fund through an IRA rollover, including class(es) of shares not offered in this prospectus. Each class of the fund has different expenses and features and may have higher expenses than Class Z shares. Information on the other class(es) of shares of the fund, including any class expenses and features, can be found in the applicable class’s prospectus. Please contact your investment professional for more information.

Account Features and Policies

Features

The following features may be available to buy and sell shares of the fund. Visit institutional.fidelity.com or contact your investment professional for more information.

Electronic Funds Transfer (Fidelity Advisor Money Line®): electronic money movement through the Automated Clearing House

  To transfer money between a bank account and your fund account.
  You can use electronic funds transfer to:
  Make periodic (automatic) purchases of shares.
  Make periodic (automatic) redemptions of shares.

Wire: electronic money movement through the Federal Reserve wire system

  To transfer money between a bank account and your fund account.

Automatic Transactions: periodic (automatic) transactions

  To make contributions from your fund account to your Fidelity Advisor® IRA.
  To sell shares of a Fidelity® money market fund and simultaneously to buy shares of a Fidelity® fund that offers Advisor classes of shares.

Checkwriting

  To sell shares from your account (only if checkwriting was set up on your account prior to July 31, 2004).

Policies

The following apply to you as a shareholder.

Statements that Fidelity sends to you, if applicable, include the following:

  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semi-annual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-877-208-0098. We will begin sending individual copies to you within 30 days of receiving your call.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, the fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the fund related to opening the accounts. Your shares will be sold at the NAV, minus any applicable shareholder fees, calculated on the day Fidelity closes your fund position.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in October and December.

Earning Dividends

The fund processes purchase and redemption requests only on days it is open for business.

When you buy shares, your method of payment will determine when dividends begin to accrue. For example, shares purchased through an investment professional using the National Securities Clearing Corporation generally begin to earn dividends on the day the fund receives payment for those shares. Shares purchased through an investment professional by any other method generally begin to earn dividends on the first business day following the day the fund receives payment. If you purchase your shares directly from the fund by check or wire, those shares generally begin to earn dividends on the first business day following the day you placed your purchase order.

Shares sold through an investment professional using the National Securities Clearing Corporation generally earn dividends until, but not including, the day redemption proceeds are processed. Shares sold through an investment professional by any other method generally earn dividends until, but not including, the first business day following the day redemption proceeds are processed. Shares sold other than through an investment professional generally earn dividends until, but not including, the first business day following the day of redemption.

Exchange requests will be processed only when both funds are open for business.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available:

1. Reinvestment Option. Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Any capital gain distributions will be automatically reinvested in additional shares. Any dividends will be paid in cash.

3. Cash Option. Any dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Any dividends will be automatically invested in the same class of shares of another identically registered Fidelity® fund. Any capital gain distributions will be automatically invested in the same class of shares of another identically registered Fidelity® fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options may be available for every account and certain restrictions may apply. If the option you prefer is not listed on your account application, or if you want to change your current option, contact your investment professional directly or call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Any dividends and capital gain distributions paid to retirement plan participants will be automatically reinvested.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions

Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in the same class of shares of another Fidelity® fund that offers Advisor classes of shares or shares of Fidelity® funds, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).

Taxes on Transactions

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Exchanges within a tax-advantaged retirement plan account will not result in a capital gain or loss for federal tax purposes. Please consult your tax advisor regarding the tax treatment of distributions from a tax-advantaged retirement plan account.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2020, the Adviser had approximately $3.0 trillion in discretionary assets under management, and approximately $3.8 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2020, FMR UK had approximately $25.4 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2020, FMR H.K. had approximately $22.3 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. As of March 31, 2021, FMR Japan had approximately $7.8 billion in discretionary assets under management. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

David DeBiase is co-manager of the fund, which he has managed since October 2019. He also manages other funds. Since joining Fidelity Investments in 2006, Mr. DeBiase has worked as a trader and portfolio manager.

Robert Galusza is co-manager of the fund, which he has managed since July 2007. He also manages other funds. Since joining Fidelity Investments in 1987, Mr. Galusza has worked as a research analyst and portfolio manager.

Julian Potenza is co-manager of the fund, which he has managed since October 2017. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Potenza has worked as a research analyst and portfolio manager.

The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

The fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of a group of mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For August 2021, the group fee rate was 0.10%. The individual fund fee rate is 0.20%.

The total management fee for the fiscal year ended August 31, 2021, was 0.30% of the fund's average net assets. Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.

The Adviser pays FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended February 28, 2021.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes each class's shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for their services intended to result in the sale of class shares, including compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses for Class Z shares. This compensation may take the form of (as applicable):

  Sales charges and concessions (not applicable to Class I and Class Z shares).
  Distribution and/or service (12b-1) fees (not applicable to Class I and Class Z shares).
  Finder's fees (not applicable to Class C, Class I, and Class Z shares).
  Payments for additional distribution-related activities and/or shareholder services.
  Payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary.

These payments are described in more detail in this section and in the SAI. Please speak with your investment professional to learn more about any payments his or her firm may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

You may pay a sales charge when you buy or sell your Class A, Class M, and Class C shares.

FDC collects the sales charge.

As described in detail in this section, you may be entitled to a waiver of your sales charge, or to pay a reduced sales charge, when you buy or sell Class A, Class M, and Class C shares. In the event of changes in sales charges, sales charges, if any, in effect at the time of purchase generally will apply.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a fund or through an intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC (back-end) waivers. Please see “Sales Charge Waiver Policies Applied by Certain Intermediaries” in the “Appendix” section of the prospectus. In all instances, it is the purchaser’s responsibility to notify a fund or the purchaser’s intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from a fund or through another intermediary to receive these waivers or discounts.

The front-end sales charge will be reduced for purchases of Class A and Class M shares according to the sales charge schedules below.

Sales Charges and Concessions - Class A

	Sales Charge
	As a % of offering price(a)	As an approximate % of net amount invested(a)	Investment professional concession as % of offering price
Less than $250,000(b)	1.50%	1.52%	1.25%
$250,000 or more	None	None	finders fee(c)

(a)The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

(b)Purchases of $10.00 or less will not pay a sales charge.

(c)Certain conditions and exceptions apply. See "Fund Services - Fund Distribution - Finder's Fees."

Investments in Class A shares of $250,000 or more may, upon redemption less than nine months after purchase, for any reason, be assessed a CDSC of 0.50% (shares with respect to which a 0.50% finder's fee is paid at the time of purchase) or 0.75% (shares recordkept in a Fidelity Advisor® 401(k) Retirement Plan). The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

When exchanging Class A shares of one fund for Class A shares of another Fidelity® fund that offers Advisor classes of shares or Daily Money Class shares of another Fidelity® fund that offers Daily Money Class shares, your Class A shares retain the CDSC schedule in effect when they were originally bought.

Sales Charges and Concessions - Class M

	Sales Charge
	As a % of offering price(a)	As an approximate % of net amount invested(a)	Investment professional concession as % of offering price
Less than $250,000(b)	1.50%	1.52%	1.25%
$250,000 or more	None	None	0.25%(c)

(a)The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

(b)Purchases of $10.00 or less will not pay a sales charge.

(c)Certain conditions and exceptions apply. See "Fund Services - Fund Distribution - Finder's Fees."

Investments in Class M shares of $250,000 or more may, upon redemption less than one year after purchase, for any reason, be assessed a CDSC of 0.25% if a finder's fee is paid at the time the shares are purchased. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

When exchanging Class M shares of one fund for Class M shares of another Fidelity® fund that offers Advisor classes of shares or Advisor M Class shares of Fidelity® Government Money Market Fund, your Class M shares retain the CDSC schedule in effect when they were originally bought.

Class A or Class M shares purchased by an individual or company through the Combined Purchase, Rights of Accumulation, or Letter of Intent program may receive a reduced front-end sales charge according to the sales charge schedules above. To qualify for a Class A or Class M front-end sales charge reduction under one of these programs, you must notify Fidelity in advance of your purchase.

Combined Purchase, Rights of Accumulation, and Letter of Intent Programs. The following qualify as an "individual" or "company" for the purposes of determining eligibility for the Combined Purchase and Rights of Accumulation program: an individual, spouse, and their children under age 21 purchasing for his/her or their own account; a trustee, administrator, or other fiduciary purchasing for a single trust estate or a single fiduciary account or for a single or parent-subsidiary group of "employee benefit plans" (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code). The following qualify as an "individual" or "company" for the purposes of determining eligibility for the Letter of Intent program: an individual, spouse, and their children under age 21 purchasing for his/her or their own account; a trustee, administrator, or other fiduciary purchasing for a single trust estate or a single fiduciary account (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)); an IRA or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans); plans investing through the Fidelity Advisor® 403(b) program; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code).

Combined Purchase. To receive a Class A or Class M front-end sales charge reduction, if you are a new shareholder, you may combine your purchase of Class A or Class M shares with purchases of: (i) Class A, Class M, and Class C shares of any Fidelity® fund that offers Advisor classes of shares, (ii) Advisor C Class shares of Fidelity® Treasury Money Market Fund, and (iii) Class A Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor® 529 Plan. Purchases may be aggregated across multiple intermediaries on the same day for the purpose of qualifying for the Combined Purchase program.

Rights of Accumulation. To receive a Class A or Class M front-end sales charge reduction, if you are an existing shareholder, you may add to your purchase of Class A or Class M shares the current value of your holdings in: (i) Class A, Class M, and Class C shares of any Fidelity® fund that offers Advisor classes of shares, (ii) Advisor C Class shares of Fidelity® Treasury Money Market Fund, (iii) Daily Money Class shares of a fund that offers Daily Money Class shares acquired by exchange from any Fidelity® fund that offers Advisor classes of shares, (iv) Class O shares of Fidelity Advisor® Diversified Stock Fund and Fidelity Advisor® Capital Development Fund, and (v) Class A Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor® 529 Plan. The current value of your holdings is determined at the NAV at the close of business on the day prior to your purchase of Class A or Class M shares. The current value of your holdings will be added to your purchase of Class A or Class M shares for the purpose of qualifying for the Rights of Accumulation program. Purchases and holdings may be aggregated across multiple intermediaries for the purpose of qualifying for the Rights of Accumulation program.

Letter of Intent. You may receive a Class A or Class M front-end sales charge reduction on your purchases of Class A and Class M shares made during a 13-month period by signing a Letter of Intent (Letter). File your Letter with Fidelity no later than the date of the initial purchase toward completing your Letter. Each Class A or Class M purchase you make toward completing your Letter will be entitled to the reduced front-end sales charge applicable to the total investment indicated in the Letter. Purchases of the following may be aggregated for the purpose of completing your Letter: (i) Class A and Class M shares of any Fidelity® fund that offers Advisor classes of shares (except those acquired by exchange from Daily Money Class shares of a fund that offers Daily Money Class shares that had been previously exchanged from a Fidelity® fund that offers Advisor classes of shares), (ii) Class C shares of any Fidelity® fund that offers Advisor classes of shares, (iii) Advisor C Class shares of Fidelity® Treasury Money Market Fund, and (iv) Class A Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor® 529 Plan. Reinvested income and capital gain distributions will not be considered purchases for the purpose of completing your Letter. Purchases may be aggregated across multiple intermediaries for the purpose of qualifying for the Letter of Intent program. Your initial purchase toward completing your Letter must be at least 5% of the total investment specified in your Letter. Fidelity will register Class A or Class M shares equal to 5% of the total investment specified in your Letter in your name and will hold those shares in escrow. You will earn income, dividends and capital gain distributions on escrowed Class A and Class M shares. The escrow will be released when you complete your Letter. You are not obligated to complete your Letter. If you do not complete your Letter, you must pay the increased front-end sales charges due in accordance with the sales charge schedule in effect when your shares were originally bought. Fidelity may redeem sufficient escrowed Class A or Class M shares to pay any applicable front-end sales charges. If you purchase more than the amount specified in your Letter and qualify for additional Class A or Class M front-end sales charge reductions, the front-end sales charge will be adjusted to reflect your total purchase at the end of 13 months and the surplus amount will be applied to your purchase of additional Class A or Class M shares at the then-current offering price applicable to the total investment.

Detailed information about these programs also is available on institutional.fidelity.com. In order to obtain the benefit of a front-end sales charge reduction for which you may be eligible, you may need to inform your investment professional of other accounts you, your spouse, or your children maintain with your investment professional or other investment professionals from the same intermediary.

Class C shares may, upon redemption less than one year after purchase, for any reason, be assessed a CDSC of 1.00%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

Investment professionals will receive as compensation from FDC, at the time of the sale, a concession equal to 1.00% of your purchase of Class C shares. A concession will not apply to Class C shares acquired through reinvestment of dividends or capital gain distributions.

The CDSC, if any, for Class A, Class M, and Class C shares will be calculated based on the lesser of the cost of each class's shares, as applicable, at the initial date of purchase or the value of those shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class A, Class M, and Class C shares acquired through reinvestment of dividends or capital gain distributions will not be subject to a CDSC. In determining the applicability and rate of any CDSC at redemption, shares representing reinvested dividends and capital gains will be redeemed first, followed by those shares that have been held for the longest period of time, provided that Class A shares not subject to a CDSC will be redeemed before Class A shares subject to a CDSC, even if the Class A shares subject to a CDSC have been held longer.

A front-end sales charge will not apply to the following Class A or Class M shares:

  Purchased for an employee benefit plan other than a plan investing through the Fidelity Advisor® 403(b) program. For this purpose, employee benefit plans generally include 401(a), 401(k), 403(b), and 457(b) governmental plans, but do not include: IRAs, SIMPLE, SEP, or SARSEP plans; or health savings accounts.
  Purchased for an insurance company separate account.
  Purchased for managed account programs that charge an asset-based fee by a broker-dealer, registered investment adviser, insurance company, trust institution or bank trust department.
  Purchased with the proceeds of a redemption of Fidelity® or Fidelity Advisor® fund shares held in (i) an insurance company separate account, or (ii) an employee benefit plan (as described in waiver number 1 above, including the Fidelity Advisor® 403(b) program), the proceeds of which must be reinvested directly into Fidelity Advisor® fund shares held in an account for which Fidelity Management Trust Company or an affiliate serves as custodian.
  Purchased with any proceeds of a distribution from a Fidelity® recordkept employee benefit plan (as described in waiver number 1 above, including the Fidelity Advisor® 403(b) program) that is rolled directly into a Fidelity Advisor® IRA for which Fidelity Management Trust Company or an affiliate serves as custodian.
  Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of intermediaries having agreements with FDC. A member of the immediate family of a bank trust officer, a registered representative, or other employee of intermediaries having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals.
  Purchased to repay a loan against Class A or Class M shares held in the investor's Fidelity Advisor® 403(b) program.
  Purchased for an employer-sponsored health savings account.
  (Applicable only to Class A) Purchased by a former Destiny® Planholder in a Fidelity Advisor® account that was converted directly from a Destiny® Plan account after September 30, 2008. This waiver shall apply as long as the ownership of the Fidelity Advisor® account does not change. If the Fidelity Advisor® account is no longer directly held at Fidelity, your intermediary may be able to apply the waiver, assuming the stated conditions are met. Please contact your investment professional for more information.
  Purchased for a mutual fund only brokerage platform that charges a platform entrance fee and where the distributor has agreed with the broker to participate in such platform.

Pursuant to Rule 22d-1 under the Investment Company Act of 1940 (1940 Act), FDC exercises its right to waive Class A's and Class M's front-end sales charge on shares acquired through reinvestment of dividends and capital gain distributions or in connection with a fund's merger with or acquisition of any investment company or trust. FDC also exercises its right to waive Class A's and Class M's front-end sales charge on purchases of $10.00 or less.

The CDSC may be waived on the redemption of shares (applies to Class A, Class M, and Class C, unless otherwise noted):

  For disability or death.
  From employer-sponsored retirement plans (except SIMPLE IRAs, SEPs, and SARSEPs) in accordance with required minimum distributions as mandated by the Internal Revenue Code and related regulations.
  For required minimum distributions from Traditional IRAs, Rollover IRAs, SIMPLE IRAs, SEPs, and SARSEPs (excludes Roth accounts) as mandated by the Internal Revenue Code and related regulations.
  Through the Fidelity Advisor® Systematic Withdrawal Program, if the amount does not exceed 12% of the account balance in a rolling 12-month period.
  (Applicable to Class A and Class M only) Held by insurance company separate accounts.
  (Applicable to Class A and Class M only) From an employee benefit plan (except SIMPLE IRAs, SEPs, SARSEPs, and plans covering self-employed individuals and their employees) or 403(b) programs (except Fidelity Advisor® 403(b) programs for which Fidelity or an affiliate serves as custodian).
  (Applicable to Class A and Class M only) On which a finder's fee was eligible to be paid to an investment professional at the time of purchase, but was not paid because payment was declined (to determine your eligibility for this CDSC waiver, please ask your investment professional if he or she received a finder's fee at the time of purchase).
  (Applicable to Class C only) On which investment professionals did not receive a concession at the time of purchase.

To qualify for a Class A or Class M front-end sales charge reduction or waiver, you must notify Fidelity in advance of your purchase.

You may be required to notify Fidelity in advance of your redemption to qualify for a Class A, Class M, or Class C CDSC waiver.

Information on sales charge reductions and waivers is available free of charge on institutional.fidelity.com.

Finder's Fees. Finder's fees may be paid to investment professionals who sell Class A and Class M shares in purchase amounts of $250,000 or more. For Class A share purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.50% of the purchase amount. Such Class A purchases may be subject, upon redemption, to a CDSC of 0.50% if redeemed less than nine months after purchase for any reason, and the actual CDSC you pay may be higher or lower than the stated percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV. For Class M share purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.25% of the purchase amount.

Investment professionals may be eligible for a finder's fee on the following purchases of Class A and Class M shares made through broker-dealers and banks: a trade that brings the value of the accumulated account(s) of an investor, including a 403(b) program or an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)), over $250,000; a trade for an investor with an accumulated account value of $250,000 or more; and an incremental trade toward an investor's Letter. Accumulated account value for purposes of finder's fees eligibility is determined the same as it is for Rights of Accumulation. Daily Money Class shares of a fund that offers Daily Money Class shares are not counted for this purpose unless acquired by exchange from any Fidelity® fund that offers Advisor classes of shares. For information, see "Combined Purchase, Rights of Accumulation, and Letter of Intent Programs" above.

Finder's fees are not paid in connection with purchases of Class A or Class M shares by insurance company separate accounts or managed account programs that charge an asset-based fee, or purchases of Class A or Class M shares made with the proceeds from the redemption of shares of any Fidelity® fund or any retirement plan recordkept at Fidelity.

Investment professionals should contact Fidelity in advance to determine if they qualify to receive a finder's fee.

Finder's Fees (Fidelity Advisor® 401(k) Retirement Plans only). Finder's fees will be paid in connection with shares recordkept in a Fidelity Advisor® 401(k) Retirement Plan only at the time of the initial conversion of assets. For Class A conversions to a Fidelity Advisor® 401(k) Retirement Plan, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.75% of the purchase amount for purchases of $1 million but less than $4 million, 0.50% of the purchase amount for purchases of $4 million but less than $25 million, and 0.25% of the purchase amount for purchases of $25 million or more. When a finder's fee is paid, the investment professional concession as a percentage of the offering price is paid at a blended rate. Such Class A purchases may be subject, upon redemption, to a CDSC of 0.75% if redeemed less than 18 months after purchase. For Class M conversions of $1 million or more to a Fidelity Advisor® 401(k) Retirement Plan, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.25% of the purchase amount. Such Class M purchases may be subject, upon redemption, to a CDSC of 0.25% if redeemed less than one year after purchase. Such Class A and Class M purchases may be subject to a CDSC upon redemption for any reason, and the actual CDSC you pay may be higher or lower than the stated percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

Investment professionals should contact Fidelity for more information.

Reinstatement Privilege. If you have sold all or part of your Class A, Class M, or Class C shares of the fund, you may reinvest an amount equal to all or a portion of the redemption proceeds in the same class of the fund or another Fidelity® fund that offers Advisor classes of shares, at the NAV next determined after receipt in proper form of your investment order, provided that such reinvestment is made within 90 days of redemption. Under these circumstances, the dollar amount of the CDSC you paid, if any, on shares will be reimbursed to you by reinvesting that amount in Class A, Class M, or Class C shares, as applicable.

You must reinstate your shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to the fund and certain restrictions may apply. For purposes of the CDSC schedule, the holding period will continue as if the Class A, Class M, or Class C shares had not been redeemed. To qualify for the reinstatement privilege, you must notify Fidelity in writing in advance of your reinvestment.

Distribution and Service Plan(s)

Class A has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class A is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class A shares. Class A may pay this 12b-1 (distribution) fee at an annual rate of 0.15% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Currently, the Trustees have not approved such payments. The Trustees may approve 12b-1 (distribution) fee payments at an annual rate of up to 0.15% of Class A's average net assets when the Trustees believe that it is in the best interests of Class A shareholders to do so.

In addition, pursuant to the Class A plan, Class A is authorized to pay FDC a monthly 12b-1 (service) fee as compensation for providing shareholder support services. Class A may pay this 12b-1 (service) fee at an annual rate of 0.25% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Class A currently pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.15% of its average net assets throughout the month. Class A's 12b-1 (service) fee rate may be increased only when the Trustees believe it is in the best interests of Class A shareholders to do so.

Except as provided below, FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services. For purchases of Class A shares on which a finder's fee is paid to intermediaries, after the first nine months of investment, FDC may reallow up to the full amount of the 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

Class M has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class M is authorized to pay FDC a monthly 12b-1 (service) fee as compensation for providing shareholder support services. Class M currently pays this monthly 12b-1 (service) fee at an annual rate of 0.15% of its average net assets throughout the month.

FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services.

Class C has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class C is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class C shares. Class C currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets throughout the month.

In addition, pursuant to the Class C plan, Class C pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class C's average net assets throughout the month for providing shareholder support services.

Normally, after the first year of investment, FDC may reallow up to the full amount of the 12b-1 (distribution) fees to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of the 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services.

For purchases of Class C shares made through reinvestment of dividends or capital gain distributions, during the first year of investment and thereafter, FDC may reallow up to the full amount of this 12b-1 (distribution) fee paid by such shares to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of this 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

Any fees paid out of Class A's, Class M's, and Class C's assets on an ongoing basis pursuant to a Distribution and Service Plan will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition to the above payments, each Class A, Class M, and Class C plan specifically recognizes that the Adviser may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of Class A, Class M, and Class C shares and/or shareholder support services. The Adviser, directly or through FDC or one or more affiliates, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Class A, Class M, and Class C.

Each of Class I and Class Z has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Class I and Class Z shares and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Class I and Class Z.

If payments made by the Adviser to FDC or to intermediaries under Class I's and Class Z's Distribution and Service Plan were considered to be paid out of Class I's and Class Z's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Fidelity Short-Term Bond Fund Class A

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$8.89	$8.72	$8.53	$8.64	$8.65
Income from Investment Operations
Net investment income (loss)A	.082	.153	.178	.123	.082
Net realized and unrealized gain (loss)	(.065)	.168	.171	(.114)	(.011)
Total from investment operations	.017	.321	.349	.009	.071
Distributions from net investment income	(.118)	(.151)	(.159)	(.119)	(.081)
Distributions from net realized gain	(.059)	–	–	–	–
Total distributions	(.177)	(.151)	(.159)	(.119)	(.081)
Net asset value, end of period	$8.73	$8.89	$8.72	$8.53	$8.64
Total ReturnB,C	.20%	3.73%	4.13%	.12%	.83%
Ratios to Average Net AssetsD,E
Expenses before reductions	.65%	.65%	.65%	.65%	.65%
Expenses net of fee waivers, if any	.65%	.65%	.65%	.65%	.65%
Expenses net of all reductions	.65%	.65%	.65%	.65%	.65%
Net investment income (loss)	.93%	1.75%	2.08%	1.43%	.94%
Supplemental Data
Net assets, end of period (in millions)	$234	$222	$175	$143	$170
Portfolio turnover rateF	64%G	67%G	46%	56%	56%

ACalculated based on average shares outstanding during the period.

BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

CTotal returns do not include the effect of the sales charges.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

GPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Short-Term Bond Fund Class M

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$8.89	$8.72	$8.53	$8.64	$8.65
Income from Investment Operations
Net investment income (loss)A	.082	.152	.177	.122	.081
Net realized and unrealized gain (loss)	(.065)	.169	.171	(.114)	(.011)
Total from investment operations	.017	.321	.348	.008	.070
Distributions from net investment income	(.118)	(.151)	(.158)	(.118)	(.080)
Distributions from net realized gain	(.059)	–	–	–	–
Total distributions	(.177)	(.151)	(.158)	(.118)	(.080)
Net asset value, end of period	$8.73	$8.89	$8.72	$8.53	$8.64
Total ReturnB,C	.19%	3.72%	4.12%	.10%	.81%
Ratios to Average Net AssetsD,E
Expenses before reductions	.65%	.66%	.67%	.67%	.66%
Expenses net of fee waivers, if any	.65%	.66%	.67%	.67%	.66%
Expenses net of all reductions	.65%	.66%	.67%	.66%	.66%
Net investment income (loss)	.93%	1.74%	2.06%	1.42%	.93%
Supplemental Data
Net assets, end of period (in millions)	$67	$73	$71	$70	$81
Portfolio turnover rateF	64%G	67%G	46%	56%	56%

ACalculated based on average shares outstanding during the period.

BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

CTotal returns do not include the effect of the sales charges.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

GPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Short-Term Bond Fund Class C

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$8.88	$8.72	$8.52	$8.64	$8.65
Income from Investment Operations
Net investment income (loss)A	.007	.078	.104	.049	.007
Net realized and unrealized gain (loss)	(.058)	.158	.181	(.123)	(.006)
Total from investment operations	(.051)	.236	.285	(.074)	.001
Distributions from net investment income	(.050)	(.076)	(.085)	(.046)	(.011)
Distributions from net realized gain	(.059)	–	–	–	–
Total distributions	(.109)	(.076)	(.085)	(.046)	(.011)
Net asset value, end of period	$8.72	$8.88	$8.72	$8.52	$8.64
Total ReturnB,C	(.58)%	2.73%	3.36%	(.86)%	.02%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.51%	1.51%	1.51%	1.51%	1.52%
Expenses net of fee waivers, if any	1.51%	1.51%	1.51%	1.51%	1.52%
Expenses net of all reductions	1.51%	1.51%	1.51%	1.51%	1.51%
Net investment income (loss)	.08%	.89%	1.20%	.57%	.08%
Supplemental Data
Net assets, end of period (in millions)	$33	$43	$33	$52	$69
Portfolio turnover rateF	64%G	67%G	46%	56%	56%

ACalculated based on average shares outstanding during the period.

BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

CTotal returns do not include the effect of the contingent deferred sales charge.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

GPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Short-Term Bond Fund Class I

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$8.89	$8.72	$8.53	$8.64	$8.65
Income from Investment Operations
Net investment income (loss)A	.095	.166	.191	.135	.094
Net realized and unrealized gain (loss)	(.065)	.168	.171	(.113)	(.010)
Total from investment operations	.030	.334	.362	.022	.084
Distributions from net investment income	(.131)	(.164)	(.172)	(.132)	(.094)
Distributions from net realized gain	(.059)	–	–	–	–
Total distributions	(.190)	(.164)	(.172)	(.132)	(.094)
Net asset value, end of period	$8.73	$8.89	$8.72	$8.53	$8.64
Total ReturnB	.34%	3.88%	4.29%	.26%	.97%
Ratios to Average Net AssetsC,D
Expenses before reductions	.50%	.50%	.51%	.51%	.51%
Expenses net of fee waivers, if any	.50%	.50%	.51%	.51%	.51%
Expenses net of all reductions	.50%	.50%	.51%	.51%	.51%
Net investment income (loss)	1.08%	1.89%	2.22%	1.58%	1.09%
Supplemental Data
Net assets, end of period (in millions)	$269	$291	$334	$367	$425
Portfolio turnover rateE	64%F	67%F	46%	56%	56%

ACalculated based on average shares outstanding during the period.

BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

CFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

DExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

EAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

FPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Short-Term Bond Fund Class Z

Years ended August 31,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$8.88	$8.72	$8.51
Income from Investment Operations
Net investment income (loss)B	.107	.178	.190
Net realized and unrealized gain (loss)	(.055)	.159	.189
Total from investment operations	.052	.337	.379
Distributions from net investment income	(.143)	(.177)	(.169)
Distributions from net realized gain	(.059)	–	–
Total distributions	(.202)	(.177)	(.169)
Net asset value, end of period	$8.73	$8.88	$8.72
Total ReturnC,D	.60%	3.91%	4.50%
Ratios to Average Net AssetsE,F
Expenses before reductions	.40%	.40%	.40%G
Expenses net of fee waivers, if any	.36%	.36%	.36%G
Expenses net of all reductions	.36%	.36%	.36%G
Net investment income (loss)	1.22%	2.04%	2.43%G
Supplemental Data
Net assets, end of period (in millions)	$155	$118	$116
Portfolio turnover rateH	64%I	67%I	46%

AFor the period October 2, 2018 (commencement of sale of shares) to August 31, 2019.

BCalculated based on average shares outstanding during the period.

CTotal returns for periods of less than one year are not annualized.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAnnualized

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Additional Index Information

Bloomberg U.S. 1-3 Year Government/Credit Bond Index is a market value-weighted index of investment-grade fixed-rate debt securities with maturities from one to three years from the U.S. Treasury, U.S. Government-Related, and U.S. Corporate Indexes.

Sales Charge Waiver Policies Applied by Certain Intermediaries

Ameriprise

The following information applies to Class A shares purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:

Shareholders purchasing fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).

• Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

• Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

• Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

D.A. Davidson & Co. (D.A. Davidson)

Shareholders purchasing fund shares including existing fund shareholders through a D.A. Davidson platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or a fund’s SAI.

Front-End Sales Charge Waivers on Class A Shares available at D.A. Davidson

• Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

• Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).

• A shareholder in the fund’s Class C Shares will have their shares converted at net asset value to Class A Shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

CDSC Waivers on Class A and Class C Shares available at D.A. Davidson

• Death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in a fund’s prospectus.

• Return of excess contributions from an IRA account.

• Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts pursuant to the Internal Revenue Code.

• Shares acquired through a right of reinstatement.

Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

• Breakpoints as described in this prospectus.

• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Edward D. Jones & Co., L.P. ("Edward Jones")

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

The following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as "shareholders") purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information ("SAI") or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the fund family, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

• Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation ("ROA"):

• The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the mutual fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

• The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

• ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent ("LOI"):

• Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers:

Sales charges are waived for the following shareholders and in the following situations:

• Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.

• Shares purchased in an Edward Jones fee-based program.

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

• Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

• Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

• Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

CDSC Waivers:

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

• The death or disability of the shareholder.

• Systematic withdrawals with up to 10% per year of the account value.

• Return of excess contributions from an Individual Retirement Account (IRA).

• Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

• Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

• Shares exchanged in an Edward Jones fee-based program.

• Shares acquired through NAV reinstatement.

• Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts:

• Initial purchase minimum: $250

• Subsequent purchase minimum: none

Minimum Balances:

Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

• A fee-based account held on an Edward Jones platform

• A 529 account held on an Edward Jones platform

• An account with an active systematic investment plan or LOI

Exchanging Share Classes:

• At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.

Janney Montgomery Scott LLC (Janney)

If you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in a fund’s prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney:

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

• Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

• Shares acquired through a right of reinstatement.

• Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney:

• Shares sold upon the death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.

• Shares sold in connection with a return of excess contributions from an IRA account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

• Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

• Shares acquired through a right of reinstatement.

• Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent:

• Breakpoints as described in the fund's prospectus.

• Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an “initial sales charge.”

Merrill Lynch

Shareholders purchasing fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and CDSC, or back-end, waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares Available at Merrill Lynch:

• Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

• Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

• Shares purchased through a Merrill Lynch affiliated investment advisory program

• Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

• Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform

• Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

• Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

• Employees and registered representatives of Merrill Lynch or its affiliates and their family members

• Directors or Trustees of the fund, and employees of the fund's investment adviser or any of its affiliates, as described in this prospectus

• Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on A, B, and C Shares Available at Merrill Lynch:

• Death or disability of the shareholder

• Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus

• Return of excess contributions from an IRA Account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

• Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

• Shares acquired through a right of reinstatement

• Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

• Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

• Breakpoints as described in this prospectus

• Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the fund's prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

• Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management:

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules

• Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

• Shares purchased through a Morgan Stanley self-directed brokerage account

• Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management's share class conversion program

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge

• Your financial intermediary, on your behalf, can also convert Class M shares to Class A shares of the same fund, without a sales charge and on a tax free basis, if they are held in a brokerage account.

Oppenheimer & Co. (OPCO)

Shareholders purchasing fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in a fund's prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO:

• Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

• Shares purchased by or through a 529 Plan

• Shares purchased through an OPCO affiliated investment advisory program

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as rights of reinstatement).

• A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

• Employees and registered representatives of OPCO or its affiliates and their family members

• Directors or Trustees of the fund, and employees of the fund's investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B and C Shares available at OPCO:

• Death or disability of the shareholder

• Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus

• Return of excess contributions from an IRA Account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

• Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

• Shares acquired through a right of reinstatement

Front-end Load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent:

• Breakpoints as described in this prospectus.

• Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and Each Entity's Affiliates (Raymond James)

Intermediary-Defined Sales Charge Waiver Policies:

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold fund shares. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser's responsibility to notify the fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in a fund's prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James:

• Shares purchased in an investment advisory program.

• Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

• Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

• A shareholder in the fund's Class C shares will have their shares converted at NAV to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James:

• Death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.

• Return of excess contributions from an IRA Account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

• Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

• Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent:

• Breakpoints as described in this prospectus.

• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Robert W. Baird & Co. (Baird)

Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on A-shares Available at Baird:

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

• Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

• Shares purchased from the proceeds of redemptions from a fund of the fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

• A shareholder in a fund's C Shares will have their shares converted at NAV to A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

• Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on A and C shares Available at Baird:

• Shares sold due to death or disability of the shareholder

• Shares sold as part of a systematic withdrawal plan as described in a fund's prospectus

• Shares sold due to returns of excess contributions from an IRA Account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

• Shares sold to pay Baird fees but only if the transaction is initiated by Baird

• Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations:

• Breakpoints as described in this prospectus

• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Fidelity Advisor® funds held by accounts within the purchaser’s household at Baird. Eligible Fidelity Advisor® funds not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

• Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Fidelity Advisor® funds through Baird, over a 13-month period of time

Stifel, Nicolaus & Company, Incorporated (Stifel)

Front-end Sales Load Waiver on Class A Shares:

Shareholders who purchase fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record and who are invested in Class C shares will have their shares converted at NAV to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Stifel.

US Bancorp Investments, Inc. (USBI)

Front-end Sales Load Waiver on Class A Shares:

Shareholders who purchase fund shares through a USBI platform or account or who own shares for which USBI or an affiliate is the broker-dealer of record, including shares in an omnibus account, and who are invested in Class C shares will have their shares converted at NAV to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of USBI.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at institutional.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-02105

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Fidelity Advisor, Fidelity Investments & Pyramid Design, Destiny, Fidelity Advisor Money Line, and Directed Dividends are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.9870262.107	ASTP-PRO-1021

Fidelity® Short-Term Bond Fund
Class/Ticker
Fidelity® Short-Term Bond Fund/FSHBX

In this prospectus, the term "shares" (as it relates to the fund) means the class of shares offered through this prospectus.

Prospectus

October 30, 2021

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Fidelity® Short-Term Bond Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Exchanging Shares
Features and Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund/Class:
Fidelity® Short-Term Bond Fund/Fidelity® Short-Term Bond Fund

Investment Objective

The fund seeks to obtain a high level of current income consistent with preservation of capital.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management fee	0.30%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.15%
Total annual operating expenses	0.45%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$46
3 years	$144
5 years	$252
10 years	$567

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 64% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing at least 80% of assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.
  Managing the fund to have similar overall interest rate risk to the Bloomberg U.S. 1-3 Year Government/Credit Bond Index.
  Normally maintaining a dollar-weighted average maturity of three years or less.
  Allocating assets across different market sectors and maturities.
  Investing in domestic and foreign issuers.
  Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default), options, and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.
  Investing in Fidelity's central funds (specialized investment vehicles used by Fidelity® funds to invest in particular security types or investment disciplines) consistent with the asset classes discussed above.

Principal Investment Risks
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.
  Leverage Risk. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	2.98%	June 30, 2020
Lowest Quarter Return	(0.44)%	March 31, 2018
Year-to-Date Return	(0.09)%	September 30, 2021

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Short-Term Bond Fund
Return Before Taxes	3.70%	2.33%	1.80%
Return After Taxes on Distributions	2.60%	1.59%	1.22%
Return After Taxes on Distributions and Sale of Fund Shares	2.23%	1.47%	1.13%
Bloomberg U.S. 1-3 Year Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	3.33%	2.21%	1.60%

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Robert Galusza (co-manager) has managed the fund since July 2007.

Julian Potenza (co-manager) has managed the fund since October 2017.

David DeBiase (co-manager) has managed the fund since October 2019.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

Fidelity® Short-Term Bond Fund seeks to obtain a high level of current income consistent with preservation of capital.

Principal Investment Strategies

The Adviser normally invests at least 80% of the fund's assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.

The Adviser uses the Bloomberg U.S. 1-3 Year Government/Credit Bond Index as a guide in structuring the fund and selecting its investments. The Adviser manages the fund to have similar overall interest rate risk to the index.

The Adviser considers other factors when selecting the fund's investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, the Adviser considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, information on the fund's competitive universe and internal views of potential future market conditions.

In addition, the fund normally maintains a dollar-weighted average maturity of three years or less. As of August 31, 2021, the fund's dollar-weighted average maturity was approximately 2.2 years and the index's dollar-weighted average maturity was approximately 2.0 years. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.

The Adviser allocates the fund's assets among different market sectors (for example, corporate, asset-backed, or government securities) and different maturities based on its view of the relative value of each sector or maturity.

The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

The Adviser may engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument, or components of the index underlying the derivative, and forward-settling securities. The Adviser may invest a significant portion of the fund's assets in these types of investments. If the fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, options (including options on futures and swaps), and futures contracts (both long and short positions) on securities, other instruments, and indexes. Depending on the Adviser's outlook and market conditions, the Adviser may engage in these transactions to increase or decrease the fund's exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index.

To earn additional income for the fund, the Adviser may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.

The Adviser uses central funds to help invest the fund's assets. Central funds are specialized investment vehicles designed to be used by Fidelity® funds. Fidelity uses them to invest in particular security types or investment disciplines; for example, rather than buy bonds directly, the fund may invest in a central fund that buys bonds. Fidelity does not charge any additional management fees for central funds. Central funds offer exposure to some or all of the following types of investment-grade and lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds): corporate bonds, mortgage and other asset-backed securities, floating rate loans, and BB-rated securities. Central funds may also focus on other types of securities.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities (including collateralized loan obligations), loans and loan participations, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include futures, options, forwards, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of an index, security, or other instrument or investment) and credit default swaps (buying or selling credit default protection).

Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. When a fund does not already own or have the right to obtain securities equivalent in kind and amount, a commitment to sell securities is equivalent to a short sale. Payment and delivery take place after the customary settlement period.

Central funds are special types of investment vehicles created by Fidelity for use by Fidelity® funds and other advisory clients. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees. The investment results of the portions of the fund's assets invested in the central funds will be based upon the investment results of those funds.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund’s performance. The fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as mortgage securities and the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities. The discontinuation and replacement of London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another) and other benchmark rates may have a significant impact on the financial markets and may adversely impact a fund’s performance.

Foreign Exposure. Foreign securities and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) tend to be more sensitive to these changes than higher-quality debt securities.

Leverage Risk. Derivatives, forward-settling securities, and short sale transactions involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Forward-settling securities and short sale transactions also involve the risk that a security will not be issued, delivered, available for purchase, or paid for when anticipated. An increase in the market price of securities sold short will result in a loss. Government legislation or regulation could affect the use of these transactions and could limit a fund's ability to pursue its investment strategies.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Other Investment Strategies

In addition to the principal investment strategies discussed above, the Adviser may invest in collateralized loan obligations.

Fundamental Investment Policies

The following is fundamental, that is, subject to change only by shareholder approval:

Fidelity® Short-Term Bond Fund seeks to obtain a high level of current income consistent with preservation of capital.

Shareholder Notice

The following is subject to change only upon 60 days' prior notice to shareholders:

Fidelity® Short-Term Bond Fund normally invests at least 80% of its assets in investment-grade debt securities of all types and repurchase agreements for those securities.

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of the underlying central funds in which the fund invests. Shares of underlying central funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

General Information

Information on Fidelity

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is one of the world's largest providers of financial services.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

Ways to Invest

Subject to the purchase and sale requirements stated in this prospectus, you may buy or sell shares through a Fidelity® brokerage account or a Fidelity® mutual fund account. If you buy or sell shares (other than by exchange) through a Fidelity® brokerage account, your transactions generally involve your Fidelity® brokerage core (a settlement vehicle included as part of your Fidelity® brokerage account).

If you do not currently have a Fidelity® brokerage account or a Fidelity® mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity® brokerage account or a Fidelity® mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares through a retirement account (such as an IRA or an account funded through salary deduction) or an investment professional. Retirement specialists are available at 1-800-544-4774 to answer your questions about Fidelity® retirement products. If you buy or sell shares through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares and the account features, policies, and fees may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may apply. For example, you may be charged a transaction fee if you buy or sell shares through a non-Fidelity broker or other investment professional.

Information on Placing Orders

You should include the following information with any order:

  Your name
  Your account number
  Type of transaction requested
  Name(s) of fund(s) and class(es)
  Dollar amount or number of shares

Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) systematic withdrawal and/or contribution programs, (ii) mandatory retirement distributions, (iii) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts, (iv) transactions within a qualified advisory program, and (v) transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds.

A qualified advisory program is one that demonstrates to Fidelity that the program has investment strategies and trading policies designed to protect the interests of long-term investors and meets specific criteria outlined by Fidelity.

A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the fund's Treasurer.

Fidelity may choose not to monitor transactions below certain dollar value thresholds.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Other Information about the Excessive Trading Policy

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

There is no minimum balance or purchase minimum for fund shares.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediary. If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when fund shares are priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary. If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

A signature guarantee is designed to protect you and Fidelity from fraud. If you hold your shares in a Fidelity® mutual fund account and submit your request to Fidelity by mail, Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  When you wish to sell more than $100,000 worth of shares.
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.
  When you are requesting that redemption proceeds be paid to someone other than the account owner.
  In certain situations when the redemption proceeds are being transferred to a Fidelity® mutual fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity® Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
  If you hold your shares in a Fidelity® mutual fund account and you sell shares by writing a check, if available, and the amount of the check is greater than the value of your fund position, your check will be returned to you and you may be subject to additional charges.
  You will not receive interest on amounts represented by uncashed redemption checks.
  If you hold your shares in a Fidelity® mutual fund account and your redemption check remains uncashed for six months, the check may be invested in additional shares at the NAV next calculated on the day of the investment.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.

If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares for shares of other Fidelity® funds.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.
  The shares you are acquiring by exchange must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums. Check each fund's prospectus for details.

Features and Policies

Features

The following features may be available to buy and sell shares of the fund or to move money to and from your account, depending on whether you are investing through a Fidelity® brokerage account or a Fidelity® mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

  To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.
  You can use electronic funds transfer to:
  Make periodic (automatic) purchases of Fidelity® fund shares or payments to your Fidelity® brokerage account.
  Make periodic (automatic) redemptions of Fidelity® fund shares or withdrawals from your Fidelity® brokerage account.

Wire: electronic money movement through the Federal Reserve wire system

  To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.

Automatic Transactions: periodic (automatic) transactions

  To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity® brokerage account or Fidelity® mutual fund account.
  To make contributions from a Fidelity® mutual fund account to a Fidelity® mutual fund IRA.
  To sell shares of a Fidelity® money market fund and simultaneously to buy shares of another Fidelity® fund in a Fidelity® mutual fund account.

Checkwriting

  To sell Fidelity® fund shares from your Fidelity® mutual fund account (only if checkwriting was set up on your account prior to July 31, 2004).

Policies

The following apply to you as a shareholder.

Statements that Fidelity sends to you, if applicable, include the following:

  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semi-annual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-800-544-8544. We will begin sending individual copies to you within 30 days of receiving your call.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, the fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the fund related to opening the accounts. Your shares will be sold at the NAV, minus any applicable shareholder fees, calculated on the day Fidelity closes your fund position.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in October and December.

Earning Dividends

The fund processes purchase and redemption requests only on days it is open for business.

Shares generally begin to earn dividends on the first business day following the day of purchase.

Shares generally earn dividends until, but not including, the next business day following the day of redemption.

Exchange requests will be processed only when both funds are open for business.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available:

1. Reinvestment Option. Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Any capital gain distributions will be automatically reinvested in additional shares. Any dividends will be paid in cash.

3. Cash Option. Any dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Any dividends will be automatically invested in shares of another identically registered Fidelity® fund. Any capital gain distributions will be automatically invested in shares of another identically registered Fidelity® fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options may be available for every account and certain restrictions may apply. If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

If your dividend check(s) remains uncashed for six months, your check(s) may be invested in additional shares at the NAV next calculated on the day of the investment.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions

Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity® fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Taxes on Transactions

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2020, the Adviser had approximately $3.0 trillion in discretionary assets under management, and approximately $3.8 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2020, FMR UK had approximately $25.4 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2020, FMR H.K. had approximately $22.3 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. As of March 31, 2021, FMR Japan had approximately $7.8 billion in discretionary assets under management. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

David DeBiase is co-manager of the fund, which he has managed since October 2019. He also manages other funds. Since joining Fidelity Investments in 2006, Mr. DeBiase has worked as a trader and portfolio manager.

Robert Galusza is co-manager of the fund, which he has managed since July 2007. He also manages other funds. Since joining Fidelity Investments in 1987, Mr. Galusza has worked as a research analyst and portfolio manager.

Julian Potenza is co-manager of the fund, which he has managed since October 2017. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Potenza has worked as a research analyst and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

The fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of a group of mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For August 2021, the group fee rate was 0.10%. The individual fund fee rate is 0.20%.

The total management fee for the fiscal year ended August 31, 2021, was 0.30% of the fund's average net assets. Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.

The Adviser pays FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended February 28, 2021.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes the fund's shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of fund shares. These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.

If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of a class's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity® funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity® funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Fidelity Short-Term Bond Fund

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$8.88	$8.72	$8.52	$8.64	$8.65
Income from Investment Operations
Net investment income (loss)A	.100	.171	.195	.140	.099
Net realized and unrealized gain (loss)	(.055)	.158	.181	(.123)	(.011)
Total from investment operations	.045	.329	.376	.017	.088
Distributions from net investment income	(.136)	(.169)	(.176)	(.137)	(.098)
Distributions from net realized gain	(.059)	–	–	–	–
Total distributions	(.195)	(.169)	(.176)	(.137)	(.098)
Net asset value, end of period	$8.73	$8.88	$8.72	$8.52	$8.64
Total ReturnB	.51%	3.82%	4.47%	.20%	1.03%
Ratios to Average Net AssetsC,D
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	1.13%	1.95%	2.28%	1.64%	1.15%
Supplemental Data
Net assets, end of period (in millions)	$2,568	$4,420	$5,017	$4,617	$5,423
Portfolio turnover rateE	64%F	67%F	46%	56%	56%

ACalculated based on average shares outstanding during the period.

BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

CFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

DExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

EAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

FPortfolio turnover rate excludes securities received or delivered in-kind.

Additional Index Information

Bloomberg U.S. 1-3 Year Government/Credit Bond Index is a market value-weighted index of investment-grade fixed-rate debt securities with maturities from one to three years from the U.S. Treasury, U.S. Government-Related, and U.S. Corporate Indexes.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-02105

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Fidelity Investments & Pyramid Design, FAST, and Directed Dividends are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.784334.120	STP-PRO-1021

Fidelity® Corporate Bond Fund
Class/Ticker
Fidelity Advisor® Corporate Bond Fund
A/FCBAX	M/FCBTX	C/FCCCX	I/FCBIX	Z/FIKOX

Prospectus

October 30, 2021

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Fidelity® Corporate Bond Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Converting Shares
Exchanging Shares
Rollover IRAs
Account Features and Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information
Sales Charge Waiver Policies Applied by Certain Intermediaries

Fund Summary

Fund/Class:
Fidelity® Corporate Bond Fund/Fidelity Advisor® Corporate Bond Fund A, M, C, I, Z

Investment Objective

The fund seeks a high level of current income.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund. In addition to the fees and expenses described below, your broker may also require you to pay brokerage commissions on purchases and sales of certain share classes of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or certain other Fidelity® funds. More information about these and other discounts is available from your investment professional and in the "Fund Distribution" section beginning on page 30 of the prospectus. Different intermediaries may provide additional waivers or reductions of the sales charge. Please see “Sales Charge Waiver Policies Applied by Certain Intermediaries” in the “Appendix” section of the prospectus.

Shareholder fees

(fees paid directly from your investment)
	Class A	Class M	Class C	Class I	Class Z
Maximum sales charge (load) on purchases (as a % of offering price)	4.00%	4.00%	None	None	None
Maximum contingent deferred sales charge (as a % of the lesser of original purchase price or redemption proceeds)	None(a)	None(a)	1.00%(b)	None	None

(a)Class A and Class M purchases of $1 million or more will not be subject to a front-end sales charge. Such Class A and Class M purchases may be subject, upon redemption, to a contingent deferred sales charge (CDSC) of 0.75% or 0.25%, respectively.

(b)On Class C shares redeemed less than one year after purchase.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
	Class A	Class M	Class C	Class I	Class Z
Management fee	0.35%	0.35%	0.35%	0.35%	0.35%
Distribution and/or Service (12b-1) fees	0.25%	0.25%	1.00%	None	None
Other expenses	0.17%	0.19%	0.19%	0.15%	0.05%
Total annual operating expenses	0.77%	0.79%	1.54%	0.50%	0.40%
Fee waiver and/or expense reimbursement	None	None	None	None	0.04%(a)
Total annual operating expenses after fee waiver and/or expense reimbursement	0.77%	0.79%	1.54%	0.50%	0.36%

(a)Fidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse Class Z of the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets, exceed 0.36% (the Expense Cap). If at any time during the current fiscal year expenses for Class Z of the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through December 31, 2022 . FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated and if you hold your shares:

	Class A		Class M		Class C		Class I		Class Z
	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
1 year	$475	$475	$477	$477	$257	$157	$51	$51	$37	$37
3 years	$636	$636	$642	$642	$486	$486	$160	$160	$123	$123
5 years	$811	$811	$821	$821	$839	$839	$280	$280	$219	$219
10 years	$1,316	$1,316	$1,339	$1,339	$1,627	$1,627	$628	$628	$500	$500

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing at least 80% of assets in investment-grade corporate bonds and other corporate debt securities and repurchase agreements for those securities.
  Managing the fund to have similar overall interest rate risk to the Bloomberg U.S. Credit Bond Index.
  Investing in domestic and foreign issuers.
  Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
  Investing in lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default), options, and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.
  Investing in Fidelity's central funds (specialized investment vehicles used by Fidelity® funds to invest in particular security types or investment disciplines) consistent with the asset classes discussed above.

Principal Investment Risks
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
  Leverage Risk. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit institutional.fidelity.com for more recent performance information.

Year-by-Year Returns

The returns in the bar chart do not reflect any applicable sales charges; if sales charges were reflected, returns would be lower than those shown.

During the periods shown in the chart for Class A:	Returns	Quarter ended
Highest Quarter Return	10.15%	June 30, 2020
Lowest Quarter Return	(3.98)%	March 31, 2020
Year-to-Date Return	(1.42)%	September 30, 2021

Average Annual Returns

Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. After-tax returns for Class A are shown in the table below and after-tax returns for other classes will vary. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Past 10 years	Inception Date
Class A - Return Before Taxes	6.03%	5.82%	5.26%	—
Return After Taxes on Distributions	4.76%	4.51%	3.97%	—
Return After Taxes on Distributions and Sale of Fund Shares	3.63%	3.90%	3.53%	—
Class M - Return Before Taxes	5.99%	5.74%	5.20%	—
Class C - Return Before Taxes	8.60%	5.88%	4.90%	—
Class I - Return Before Taxes	10.74%	6.99%	6.00%	—
Class Z - Return Before Taxes	10.89%	10.86%(a)	—	October 2, 2018
Bloomberg U.S. Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	9.35%	6.44%	5.40%

(a)Since inception October 2, 2018.

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

David Prothro (co-manager) has managed the fund since May 2010. It is expected that Mr. Prothro will retire effective on or about December 31, 2021. At that time, he will no longer serve as a co-manager for the fund.

Matthew Bartlett (co-manager) has managed the fund since October 2016.

Dr. Ben Tarlow (co-manager) has managed the fund since October 2019.

Jay Small (co-manager) has managed the fund since October 2020.

Purchase and Sale of Shares

You may buy or sell shares through a retirement account or through an investment professional. You may buy or sell shares in various ways:

Internet

institutional.fidelity.com

Phone

To reach a Fidelity representative 1-877-208-0098

Mail

Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081	Overnight Express: Fidelity Investments 100 Crosby Parkway Covington, KY 41015

Class I and Class Z eligibility requirements are listed in the "Additional Information about the Purchase and Sale of Shares" section of the prospectus.

The price to buy one share of Class A or Class M is its offering price, if you pay a front-end sales charge, or its net asset value per share (NAV), if you qualify for a front-end sales charge waiver. The price to buy one share of Class C, Class I, or Class Z is its NAV. Shares will be bought at the offering price or NAV, as applicable, next calculated after an order is received in proper form.

The price to sell one share of Class A, Class M, or Class C is its NAV, minus any applicable contingent deferred sales charge (CDSC). The price to sell one share of Class I or Class Z is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form, minus any applicable CDSC.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

Fidelity® Corporate Bond Fund seeks a high level of current income.

Principal Investment Strategies

The Adviser normally invests at least 80% of the fund's assets in investment-grade corporate bonds and other corporate debt securities and repurchase agreements for those securities.

The Adviser uses the Bloomberg U.S. Credit Bond Index as a guide in structuring the fund and selecting its investments. The Adviser manages the fund to have similar overall interest rate risk to the index.

The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

The Adviser may invest the fund's assets in lower-quality debt securities.

The Adviser may engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument, or components of the index underlying the derivative, and forward-settling securities. The Adviser may invest a significant portion of the fund's assets in these types of investments. If the fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, options (including options on futures and swaps), and futures contracts (both long and short positions) on securities, other instruments, and indexes. Depending on the Adviser's outlook and market conditions, the Adviser may engage in these transactions to increase or decrease the fund's exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index.

In buying and selling securities for the fund, the Adviser analyzes the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, the Adviser considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, information on the fund's competitive universe and internal views of potential future market conditions.

In selecting foreign securities, the Adviser's analysis also considers the credit, currency, and economic risks associated with the security and the country of its issuer. The Adviser may also consider an issuer's potential for success in light of its current financial condition, its industry position, and economic and market conditions.

To earn additional income for the fund, the Adviser may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.

The Adviser uses central funds to help invest the fund's assets. Central funds are specialized investment vehicles designed to be used by Fidelity® funds. Fidelity uses them to invest in particular security types or investment disciplines; for example, rather than buy bonds directly, the fund may invest in a central fund that buys bonds. Fidelity does not charge any additional management fees for central funds. Central funds offer exposure to some or all of the following types of investment-grade and lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds): corporate bonds, mortgage and other asset-backed securities, floating rate loans, and BB-rated securities. Central funds may also focus on other types of securities.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities, loans and loan participations, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.

Corporate debt securities are bonds and other debt securities issued by corporations and other business structures. Corporate debt securities include repurchase agreements with corporate counterparties and other securities believed to have corporate debt-like characteristics, including hybrids and synthetic securities.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include futures, options, forwards, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of an index, security, or other instrument or investment) and credit default swaps (buying or selling credit default protection).

Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. Payment and delivery take place after the customary settlement period.

Central funds are special types of investment vehicles created by Fidelity for use by Fidelity® funds and other advisory clients. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees. The investment results of the portions of the fund's assets invested in the central funds will be based upon the investment results of those funds.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund’s performance. The fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as mortgage securities and the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities. The discontinuation and replacement of London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another) and other benchmark rates may have a significant impact on the financial markets and may adversely impact a fund’s performance.

Foreign Exposure. Foreign securities and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) tend to be particularly sensitive to these changes.

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty.

Leverage Risk. Derivatives and forward-settling securities involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Forward-settling securities also involve the risk that a security will not be issued, delivered, or paid for when anticipated. Government legislation or regulation could affect the use of these transactions and could limit a fund's ability to pursue its investment strategies.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The following is fundamental, that is, subject to change only by shareholder approval:

Fidelity® Corporate Bond Fund seeks a high level of current income.

Shareholder Notice

The following is subject to change only upon 60 days' prior notice to shareholders:

Fidelity® Corporate Bond Fund normally invests at least 80% of its assets in investment-grade corporate bonds and other corporate debt securities and repurchase agreements for those securities.

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of the underlying central funds in which the fund invests. Shares of underlying central funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

General Information

Ways to Invest

You may buy or sell shares through a retirement account or an investment professional. When you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares and the account features, policies, and fees may differ. Additional fees may apply to your investment in shares, including a transaction fee if you buy or sell shares through a broker or other investment professional. Your broker may also require you to pay brokerage commissions on purchases and sales of certain share classes of the fund.

Information on Placing Orders

You should include the following information with any order:

  Your name
  Your account number
  Type of transaction requested
  Name(s) of fund(s) and class(es)
  Dollar amount or number of shares

Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) systematic withdrawal and/or contribution programs, (ii) mandatory retirement distributions, (iii) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts, (iv) transactions within a qualified advisory program, and (v) transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds.

A qualified advisory program is one that demonstrates to Fidelity that the program has investment strategies and trading policies designed to protect the interests of long-term investors and meets specific criteria outlined by Fidelity.

A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the fund's Treasurer.

Fidelity may choose not to monitor transactions below certain dollar value thresholds.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Other Information about the Excessive Trading Policy

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

Each class of the fund has different expenses and features, as described in the applicable prospectus. Investors eligible to purchase one class of shares may also be eligible to purchase other classes of shares of the fund. Your investment professional, as applicable, can help you choose the class of shares that best suits your investment needs. However, plan participants may purchase only the classes of shares that are eligible for sale and available through their plan. Certain classes may have higher expenses than those offered by the plan.

Additional Information Regarding Class I Eligibility

Class I shares are offered to:

1. Employee benefit plans investing through an intermediary and employee benefit plans not recordkept by Fidelity. For this purpose, employee benefit plans generally include profit sharing, 401(k), and 403(b) plans, but do not include: IRAs; SIMPLE, SEP, or SARSEP plans; plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans); health savings accounts; or plans investing through the Fidelity Advisor® 403(b) program;

2. Insurance company separate accounts;

3. Broker-dealer, registered investment adviser, insurance company, trust institution and bank trust department managed account programs that charge an asset-based fee;

4. Current or former Trustees or officers of a Fidelity® fund or current or retired officers, directors, or regular employees of FMR LLC or FIL Limited or their direct or indirect subsidiaries (Fidelity Trustee or employee), spouses of Fidelity Trustees or employees, Fidelity Trustees or employees acting as a custodian for a minor child, persons acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee, or employee benefit plans sponsored by FMR LLC or an affiliate;

5. Any state, county, or city, or any governmental instrumentality, department, authority or agency;

6. Charitable organizations (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) or charitable remainder trusts or life income pools established for the benefit of a charitable organization;

7. Qualified tuition programs for which Fidelity serves as investment manager, or mutual funds managed by Fidelity or other parties;

8. Employer-sponsored health savings accounts investing through an intermediary;

9. Former Destiny® Planholders who exchange, or have exchanged, from Class O to Class I of Fidelity Advisor® funds;

10. Investors who purchase shares through brokerage programs of certain brokers acting solely as agents for their customers and that have entered into an agreement with the distributor to offer Class I shares through such programs. An investor transacting in such programs may be required to pay a commission and/or other forms of compensation to the broker; and

11. Investors whose account is no longer associated with a financial intermediary and whose shares were exchanged by Fidelity from Class A, Class M, or Class C of the fund to Class I shares of the same fund; only in certain employee benefit plan accounts may such investors add to their position in Class I.

Investors may be able to purchase Class I in other circumstances. Please contact Fidelity or your investment professional for more information about Class I shares.

Additional Information Regarding Class Z Eligibility

Class Z shares are offered to:

1. Employee benefit plans investing through an intermediary and employee benefit plans not recordkept by Fidelity. For this purpose, employee benefit plans generally include profit sharing, 401(k), and 403(b) plans, but do not include: IRAs; SIMPLE, SEP, or SARSEP plans; plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans); health savings accounts; or plans investing through the Fidelity Advisor® 403(b) program;

2. Broker-dealer, registered investment adviser, insurance company, trust institution and bank trust department managed account programs that charge an asset-based fee;

3. Investors who purchase shares through brokerage programs of certain brokers acting solely as agents for their customers and that have entered into an agreement with the distributor to offer Class Z shares through such programs. An investor transacting in such programs may be required to pay a commission and/or other forms of compensation to the broker;

4. Mutual funds dedicated for use in Fidelity’s managed account programs, and investment vehicles dedicated for use by the Fidelity Investments Charitable Gift Fund, for which Fidelity serves as investment manager; and

5. Employee benefit plans sponsored by FMR LLC or an affiliate.

Investors may be able to purchase Class Z in other circumstances. Please contact Fidelity or your investment professional for more information about Class Z shares.

There is no minimum balance or purchase minimum for fund shares.

Price to Buy

The price to buy one share of Class A or Class M is its offering price or its NAV, depending on whether you pay a front-end sales charge.

The price to buy one share of Class C, Class I, or Class Z is its NAV. Class C shares are sold without a front-end sales charge, but may be subject to a CDSC upon redemption. Class I and Class Z shares are sold without a sales charge.

If you pay a front-end sales charge, your price will be Class A's or Class M's offering price. When you buy Class A or Class M shares at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in Class A or Class M shares of the fund. If you qualify for a front-end sales charge waiver, your price will be Class A's or Class M's NAV.

The offering price of Class A or Class M is its NAV plus the sales charge. The offering price is calculated by dividing Class A's or Class M's NAV by the difference between one and the applicable front-end sales charge percentage and rounding to the nearest cent.

The dollar amount of the sales charge for Class A or Class M is the difference between the offering price of the shares purchased and the NAV of those shares. Since the offering price per share is calculated to the nearest cent using standard rounding criteria, the percentage sales charge you actually pay may be higher or lower than the sales charge percentages shown in this prospectus due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

Shares will be bought at the offering price or NAV, as applicable, next calculated after an order is received in proper form.

It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the offering price or NAV, as applicable, next calculated after the order is received by the authorized intermediary. If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Shares can be bought or sold through investment professionals using an automated order placement and settlement system that guarantees payment for orders on a specified date.

Certain financial institutions that meet creditworthiness criteria established by FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by that time, the order will be canceled and the financial institution will be liable for any losses.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of Class A, Class M, or Class C is its NAV, minus any applicable CDSC. The price to sell one share of Class I or Class Z is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form, minus any applicable CDSC. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary, minus any applicable CDSC. If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

A signature guarantee is designed to protect you and Fidelity from fraud. Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  When you wish to sell more than $100,000 worth of shares.
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.
  When you are requesting that redemption proceeds be paid to someone other than the account owner.
  In certain situations when the redemption proceeds are being transferred to a Fidelity® account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Class Z:

When your relationship with your managed account provider is terminated, your shares may be sold at the NAV next calculated, in which case the redemption proceeds will remain in your account pending your instruction.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.

If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Converting Shares

The fund will automatically convert your class of shares of the fund to Class Z shares, if Class Z of the fund is available under your plan.

The fund may convert your Class Z shares to another class of shares of the fund, including classes of shares not offered in this prospectus that are available under your plan, if your plan is no longer eligible to offer Class Z. Information on the other classes of shares of the fund can be found in that class’s prospectus. Investors will be notified in writing before any such conversion to another class.

A conversion will be based on the respective NAVs of the two classes, without the imposition of any fees, on the trade date of the conversion. A conversion between share classes of the same fund is a non-taxable event.

Conversion Feature. After a maximum of eight years from the initial date of purchase, Class C shares convert automatically to Class A shares of a fund. Conversion to Class A shares will be made at NAV. At the time of conversion, a portion of the Class C shares bought through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of your converting Class C non-Dividend Shares to your total Class C non-Dividend Shares. A fund may convert shares sooner in certain circumstances. A shorter holding period may also apply depending on your intermediary. Please see "Sales Charge Waiver Policies Applied by Certain Intermediaries" in the "Appendix" section of this prospectus. A fund will permit an intermediary to transition Class C shares to Class A shares of the same fund, regardless of holding period, if the intermediary is unable to administer this conversion policy. Such transitions to Class A shares will be made at NAV minus any applicable CDSC.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a Class A shareholder, you have the privilege of exchanging Class A shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares at NAV or for Daily Money Class shares of Fidelity® funds that offer Daily Money Class shares.

As a Class M shareholder, you have the privilege of exchanging Class M shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares at NAV or for Advisor M Class shares of Fidelity® Government Money Market Fund. If you purchased your Class M shares through certain investment professionals that have signed an agreement with FDC, you also have the privilege of exchanging your Class M shares for shares of Fidelity® Capital Appreciation Fund.

As a Class C shareholder, you have the privilege of exchanging Class C shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares or for Advisor C Class shares of Fidelity® Treasury Money Market Fund.

As a Class I shareholder, you have the privilege of exchanging Class I shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares or for shares of Fidelity® funds.

As a Class Z shareholder, you have the privilege of exchanging Class Z shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares or Class Z shares of other Fidelity® funds available through your employee benefit plan, or if the Fidelity® fund does not offer Class Z shares, then other classes of the Fidelity® fund that are available through your plan.

Through your investment professional, you may also move between certain share classes of the same fund. For more information, see the statement of additional information (SAI) or consult your investment professional.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  An exchange of shares is not subject to any applicable CDSCs.
  Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.
  The shares you are acquiring by exchange must be available for sale in your state.
  Exchanges may have tax consequences for you if you own shares in a taxable account.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums. Check each fund's prospectus for details.

Rollover IRAs

Class Z shares generally are not available to IRA rollover accounts. Assets from retirement plans may be invested in other class(es) of shares of the fund through an IRA rollover, including class(es) of shares not offered in this prospectus. Each class of the fund has different expenses and features and may have higher expenses than Class Z shares. Information on the other class(es) of shares of the fund, including any class expenses and features, can be found in the applicable class’s prospectus. Please contact your investment professional for more information.

Account Features and Policies

Features

The following features may be available to buy and sell shares of the fund. Visit institutional.fidelity.com or contact your investment professional for more information.

Electronic Funds Transfer (Fidelity Advisor Money Line®): electronic money movement through the Automated Clearing House

  To transfer money between a bank account and your fund account.
  You can use electronic funds transfer to:
  Make periodic (automatic) purchases of shares.
  Make periodic (automatic) redemptions of shares.

Wire: electronic money movement through the Federal Reserve wire system

  To transfer money between a bank account and your fund account.

Automatic Transactions: periodic (automatic) transactions

  To make contributions from your fund account to your Fidelity Advisor® IRA.
  To sell shares of a Fidelity® money market fund and simultaneously to buy shares of a Fidelity® fund that offers Advisor classes of shares.

Policies

The following apply to you as a shareholder.

Statements that Fidelity sends to you, if applicable, include the following:

  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semi-annual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-877-208-0098. We will begin sending individual copies to you within 30 days of receiving your call.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, the fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the fund related to opening the accounts. Your shares will be sold at the NAV, minus any applicable shareholder fees, calculated on the day Fidelity closes your fund position.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in October and December.

Earning Dividends

The fund processes purchase and redemption requests only on days it is open for business.

When you buy shares, your method of payment will determine when dividends begin to accrue. For example, shares purchased through an investment professional using the National Securities Clearing Corporation generally begin to earn dividends on the day the fund receives payment for those shares. Shares purchased through an investment professional by any other method generally begin to earn dividends on the first business day following the day the fund receives payment. If you purchase your shares directly from the fund by check or wire, those shares generally begin to earn dividends on the first business day following the day you placed your purchase order.

Shares sold through an investment professional using the National Securities Clearing Corporation generally earn dividends until, but not including, the day redemption proceeds are processed. Shares sold through an investment professional by any other method generally earn dividends until, but not including, the first business day following the day redemption proceeds are processed. Shares sold other than through an investment professional generally earn dividends until, but not including, the first business day following the day of redemption.

Exchange requests will be processed only when both funds are open for business.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available:

1. Reinvestment Option. Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Any capital gain distributions will be automatically reinvested in additional shares. Any dividends will be paid in cash.

3. Cash Option. Any dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Any dividends will be automatically invested in the same class of shares of another identically registered Fidelity® fund. Any capital gain distributions will be automatically invested in the same class of shares of another identically registered Fidelity® fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options may be available for every account and certain restrictions may apply. If the option you prefer is not listed on your account application, or if you want to change your current option, contact your investment professional directly or call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Any dividends and capital gain distributions paid to retirement plan participants will be automatically reinvested.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions

Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in the same class of shares of another Fidelity® fund that offers Advisor classes of shares or shares of Fidelity® funds, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).

Taxes on Transactions

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Exchanges within a tax-advantaged retirement plan account will not result in a capital gain or loss for federal tax purposes. Please consult your tax advisor regarding the tax treatment of distributions from a tax-advantaged retirement plan account.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2020, the Adviser had approximately $3.0 trillion in discretionary assets under management, and approximately $3.8 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2020, FMR UK had approximately $25.4 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2020, FMR H.K. had approximately $22.3 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. As of March 31, 2021, FMR Japan had approximately $7.8 billion in discretionary assets under management. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

Matthew Bartlett is co-manager of the fund, which he has managed since October 2016. He also manages other funds. Since joining Fidelity Investments in 2005, Mr. Bartlett has worked as a managing director of research, research analyst, and portfolio manager.

David Prothro is co-manager of the fund, which he has managed since May 2010. He also manages other funds. Since joining Fidelity Investments in 1991, Mr. Prothro has worked as a research analyst and portfolio manager. It is expected that Mr. Prothro will retire effective on or about December 31, 2021. At that time, he will no longer serve as a co-manager for the fund.

Jay Small is co-manager of the fund, which he has managed since October 2020. He also manages other funds. Since joining Fidelity Investments in 2010, Mr. Small has worked as a corporate bond trader and portfolio manager.

Dr. Ben Tarlow is co-manager of the fund, which he has managed since October 2019. He also manages other funds. Since joining Fidelity Investments in 2010, Dr. Tarlow has worked as a quantitative analyst and portfolio manager.

The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

The fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The Adviser pays all of the other expenses of the fund with certain exceptions.

The fund's annual management fee rate is 0.35% of its average net assets.

The Adviser pays FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended February 28, 2021.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes each class's shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for their services intended to result in the sale of class shares, including compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses for Class Z shares. This compensation may take the form of (as applicable):

  Sales charges and concessions (not applicable to Class I and Class Z shares).
  Distribution and/or service (12b-1) fees (not applicable to Class I and Class Z shares).
  Finder's fees (not applicable to Class C, Class I, and Class Z shares).
  Payments for additional distribution-related activities and/or shareholder services.
  Payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary.

These payments are described in more detail in this section and in the SAI. Please speak with your investment professional to learn more about any payments his or her firm may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

You may pay a sales charge when you buy or sell your Class A, Class M, and Class C shares.

FDC collects the sales charge.

As described in detail in this section, you may be entitled to a waiver of your sales charge, or to pay a reduced sales charge, when you buy or sell Class A, Class M, and Class C shares. In the event of changes in sales charges, sales charges, if any, in effect at the time of purchase generally will apply.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a fund or through an intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC (back-end) waivers. Please see “Sales Charge Waiver Policies Applied by Certain Intermediaries” in the “Appendix” section of the prospectus. In all instances, it is the purchaser’s responsibility to notify a fund or the purchaser’s intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from a fund or through another intermediary to receive these waivers or discounts.

The front-end sales charge will be reduced for purchases of Class A and Class M shares according to the sales charge schedules below.

Sales Charges and Concessions - Class A

	Sales Charge
	As a % of offering price(a)	As an approximate % of net amount invested(a)	Investment professional concession as % of offering price
Less than $50,000(b)	4.00%	4.17%	3.75%
$50,000 but less than $100,000	3.75%	3.90%	3.50%
$100,000 but less than $250,000	3.00%	3.09%	2.75%
$250,000 but less than $500,000	2.25%	2.30%	2.00%
$500,000 but less than $1,000,000	1.75%	1.78%	1.50%
$1,000,000 but less than $4,000,000	None	None	0.75%(c)
$4,000,000 but less than $25,000,000	None	None	0.50%(c)
$25,000,000 or more	None	None	0.25%(c)

(a)The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

(b)Purchases of $10.00 or less will not pay a sales charge.

(c)Certain conditions and exceptions apply. See "Fund Services - Fund Distribution - Finder's Fees."

Investments in Class A shares of $1 million or more may, upon redemption less than 18 months after purchase, for any reason, be assessed a CDSC of 0.75%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

When exchanging Class A shares of one fund for Class A shares of another Fidelity® fund that offers Advisor classes of shares or Daily Money Class shares of another Fidelity® fund that offers Daily Money Class shares, your Class A shares retain the CDSC schedule in effect when they were originally bought.

Sales Charges and Concessions - Class M

	Sales Charge
	As a % of offering price(a)	As an approximate % of net amount invested(a)	Investment professional concession as % of offering price
Less than $50,000(b)	4.00%	4.17%	3.75%
$50,000 but less than $100,000	3.75%	3.90%	3.50%
$100,000 but less than $250,000	3.00%	3.09%	2.75%
$250,000 but less than $500,000	2.25%	2.30%	2.00%
$500,000 but less than $1,000,000	1.75%	1.78%	1.50%
$1,000,000 or more	None	None	0.25%(c)

(a)The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

(b)Purchases of $10.00 or less will not pay a sales charge.

(c)Certain conditions and exceptions apply. See "Fund Services - Fund Distribution - Finder's Fees."

Investments in Class M shares of $1 million or more may, upon redemption less than one year after purchase, for any reason, be assessed a CDSC of 0.25%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

When exchanging Class M shares of one fund for Class M shares of another Fidelity® fund that offers Advisor classes of shares or Advisor M Class shares of Fidelity® Government Money Market Fund, your Class M shares retain the CDSC schedule in effect when they were originally bought.

Class A or Class M shares purchased by an individual or company through the Combined Purchase, Rights of Accumulation, or Letter of Intent program may receive a reduced front-end sales charge according to the sales charge schedules above. To qualify for a Class A or Class M front-end sales charge reduction under one of these programs, you must notify Fidelity in advance of your purchase.

Combined Purchase, Rights of Accumulation, and Letter of Intent Programs. The following qualify as an "individual" or "company" for the purposes of determining eligibility for the Combined Purchase and Rights of Accumulation program: an individual, spouse, and their children under age 21 purchasing for his/her or their own account; a trustee, administrator, or other fiduciary purchasing for a single trust estate or a single fiduciary account or for a single or parent-subsidiary group of "employee benefit plans" (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code). The following qualify as an "individual" or "company" for the purposes of determining eligibility for the Letter of Intent program: an individual, spouse, and their children under age 21 purchasing for his/her or their own account; a trustee, administrator, or other fiduciary purchasing for a single trust estate or a single fiduciary account (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)); an IRA or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans); plans investing through the Fidelity Advisor® 403(b) program; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code).

Combined Purchase. To receive a Class A or Class M front-end sales charge reduction, if you are a new shareholder, you may combine your purchase of Class A or Class M shares with purchases of: (i) Class A, Class M, and Class C shares of any Fidelity® fund that offers Advisor classes of shares, (ii) Advisor C Class shares of Fidelity® Treasury Money Market Fund, and (iii) Class A Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor® 529 Plan. Purchases may be aggregated across multiple intermediaries on the same day for the purpose of qualifying for the Combined Purchase program.

Rights of Accumulation. To receive a Class A or Class M front-end sales charge reduction, if you are an existing shareholder, you may add to your purchase of Class A or Class M shares the current value of your holdings in: (i) Class A, Class M, and Class C shares of any Fidelity® fund that offers Advisor classes of shares, (ii) Advisor C Class shares of Fidelity® Treasury Money Market Fund, (iii) Daily Money Class shares of a fund that offers Daily Money Class shares acquired by exchange from any Fidelity® fund that offers Advisor classes of shares, (iv) Class O shares of Fidelity Advisor® Diversified Stock Fund and Fidelity Advisor® Capital Development Fund, and (v) Class A Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor® 529 Plan. The current value of your holdings is determined at the NAV at the close of business on the day prior to your purchase of Class A or Class M shares. The current value of your holdings will be added to your purchase of Class A or Class M shares for the purpose of qualifying for the Rights of Accumulation program. Purchases and holdings may be aggregated across multiple intermediaries for the purpose of qualifying for the Rights of Accumulation program.

Letter of Intent. You may receive a Class A or Class M front-end sales charge reduction on your purchases of Class A and Class M shares made during a 13-month period by signing a Letter of Intent (Letter). File your Letter with Fidelity no later than the date of the initial purchase toward completing your Letter. Each Class A or Class M purchase you make toward completing your Letter will be entitled to the reduced front-end sales charge applicable to the total investment indicated in the Letter. Purchases of the following may be aggregated for the purpose of completing your Letter: (i) Class A and Class M shares of any Fidelity® fund that offers Advisor classes of shares (except those acquired by exchange from Daily Money Class shares of a fund that offers Daily Money Class shares that had been previously exchanged from a Fidelity® fund that offers Advisor classes of shares), (ii) Class C shares of any Fidelity® fund that offers Advisor classes of shares, (iii) Advisor C Class shares of Fidelity® Treasury Money Market Fund, and (iv) Class A Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor® 529 Plan. Reinvested income and capital gain distributions will not be considered purchases for the purpose of completing your Letter. Purchases may be aggregated across multiple intermediaries for the purpose of qualifying for the Letter of Intent program. Your initial purchase toward completing your Letter must be at least 5% of the total investment specified in your Letter. Fidelity will register Class A or Class M shares equal to 5% of the total investment specified in your Letter in your name and will hold those shares in escrow. You will earn income, dividends and capital gain distributions on escrowed Class A and Class M shares. The escrow will be released when you complete your Letter. You are not obligated to complete your Letter. If you do not complete your Letter, you must pay the increased front-end sales charges due in accordance with the sales charge schedule in effect when your shares were originally bought. Fidelity may redeem sufficient escrowed Class A or Class M shares to pay any applicable front-end sales charges. If you purchase more than the amount specified in your Letter and qualify for additional Class A or Class M front-end sales charge reductions, the front-end sales charge will be adjusted to reflect your total purchase at the end of 13 months and the surplus amount will be applied to your purchase of additional Class A or Class M shares at the then-current offering price applicable to the total investment.

Detailed information about these programs also is available on institutional.fidelity.com. In order to obtain the benefit of a front-end sales charge reduction for which you may be eligible, you may need to inform your investment professional of other accounts you, your spouse, or your children maintain with your investment professional or other investment professionals from the same intermediary.

Class C shares may, upon redemption less than one year after purchase, for any reason, be assessed a CDSC of 1.00%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

Investment professionals will receive as compensation from FDC, at the time of the sale, a concession equal to 1.00% of your purchase of Class C shares. A concession will not apply to Class C shares acquired through reinvestment of dividends or capital gain distributions.

The CDSC for Class A, Class M, and Class C shares will be calculated based on the lesser of the cost of each class's shares, as applicable, at the initial date of purchase or the value of those shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class A, Class M, and Class C shares acquired through reinvestment of dividends or capital gain distributions will not be subject to a CDSC. In determining the applicability and rate of any CDSC at redemption, shares representing reinvested dividends and capital gains will be redeemed first, followed by those shares that have been held for the longest period of time.

A front-end sales charge will not apply to the following Class A or Class M shares:

  Purchased for an employee benefit plan other than a plan investing through the Fidelity Advisor® 403(b) program. For this purpose, employee benefit plans generally include 401(a), 401(k), 403(b), and 457(b) governmental plans, but do not include: IRAs, SIMPLE, SEP, or SARSEP plans; or health savings accounts.
  Purchased for an insurance company separate account.
  Purchased for managed account programs that charge an asset-based fee by a broker-dealer, registered investment adviser, insurance company, trust institution or bank trust department.
  Purchased with the proceeds of a redemption of Fidelity® or Fidelity Advisor® fund shares held in (i) an insurance company separate account, or (ii) an employee benefit plan (as described in waiver number 1 above, including the Fidelity Advisor® 403(b) program), the proceeds of which must be reinvested directly into Fidelity Advisor® fund shares held in an account for which Fidelity Management Trust Company or an affiliate serves as custodian.
  Purchased with any proceeds of a distribution from a Fidelity® recordkept employee benefit plan (as described in waiver number 1 above, including the Fidelity Advisor® 403(b) program) that is rolled directly into a Fidelity Advisor® IRA for which Fidelity Management Trust Company or an affiliate serves as custodian.
  Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of intermediaries having agreements with FDC. A member of the immediate family of a bank trust officer, a registered representative, or other employee of intermediaries having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals.
  Purchased to repay a loan against Class A or Class M shares held in the investor's Fidelity Advisor® 403(b) program.
  Purchased for an employer-sponsored health savings account.
  (Applicable only to Class A) Purchased by a former Destiny® Planholder in a Fidelity Advisor® account that was converted directly from a Destiny® Plan account after September 30, 2008. This waiver shall apply as long as the ownership of the Fidelity Advisor® account does not change. If the Fidelity Advisor® account is no longer directly held at Fidelity, your intermediary may be able to apply the waiver, assuming the stated conditions are met. Please contact your investment professional for more information.
  Purchased for a mutual fund only brokerage platform that charges a platform entrance fee and where the distributor has agreed with the broker to participate in such platform.

Pursuant to Rule 22d-1 under the Investment Company Act of 1940 (1940 Act), FDC exercises its right to waive Class A's and Class M's front-end sales charge on shares acquired through reinvestment of dividends and capital gain distributions or in connection with a fund's merger with or acquisition of any investment company or trust. FDC also exercises its right to waive Class A's and Class M's front-end sales charge on purchases of $10.00 or less.

The CDSC may be waived on the redemption of shares (applies to Class A, Class M, and Class C, unless otherwise noted):

  For disability or death.
  From employer-sponsored retirement plans (except SIMPLE IRAs, SEPs, and SARSEPs) in accordance with required minimum distributions as mandated by the Internal Revenue Code and related regulations.
  For required minimum distributions from Traditional IRAs, Rollover IRAs, SIMPLE IRAs, SEPs, and SARSEPs (excludes Roth accounts) as mandated by the Internal Revenue Code and related regulations.
  Through the Fidelity Advisor® Systematic Withdrawal Program, if the amount does not exceed 12% of the account balance in a rolling 12-month period.
  (Applicable to Class A and Class M only) Held by insurance company separate accounts.
  (Applicable to Class A and Class M only) From an employee benefit plan (except SIMPLE IRAs, SEPs, SARSEPs, and plans covering self-employed individuals and their employees) or 403(b) programs (except Fidelity Advisor® 403(b) programs for which Fidelity or an affiliate serves as custodian).
  (Applicable to Class A and Class M only) On which a finder's fee was eligible to be paid to an investment professional at the time of purchase, but was not paid because payment was declined (to determine your eligibility for this CDSC waiver, please ask your investment professional if he or she received a finder's fee at the time of purchase).
  (Applicable to Class C only) On which investment professionals did not receive a concession at the time of purchase.

To qualify for a Class A or Class M front-end sales charge reduction or waiver, you must notify Fidelity in advance of your purchase.

You may be required to notify Fidelity in advance of your redemption to qualify for a Class A, Class M, or Class C CDSC waiver.

Information on sales charge reductions and waivers is available free of charge on institutional.fidelity.com.

Finder's Fees. Finder's fees may be paid to investment professionals who sell Class A and Class M shares in purchase amounts of $1 million or more. For Class A share purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.75% of the purchase amount for purchases of $1 million up to $4 million, 0.50% of the purchase amount for purchases of $4 million up to $25 million, and 0.25% of the purchase amount for purchases of $25 million or more. For Class M share purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.25% of the purchase amount.

Investment professionals may be eligible for a finder's fee on the following purchases of Class A and Class M shares made through broker-dealers and banks: a trade that brings the value of the accumulated account(s) of an investor, including a 403(b) program or an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)), over $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million Letter. Accumulated account value for purposes of finder's fees eligibility is determined the same as it is for Rights of Accumulation. Daily Money Class shares of a fund that offers Daily Money Class shares are not counted for this purpose unless acquired by exchange from any Fidelity® fund that offers Advisor classes of shares. For information, see "Combined Purchase, Rights of Accumulation, and Letter of Intent Programs" above.

Finder's fees are not paid in connection with purchases of Class A or Class M shares by insurance company separate accounts or managed account programs that charge an asset-based fee, or purchases of Class A or Class M shares made with the proceeds from the redemption of shares of any Fidelity® fund or any retirement plan recordkept at Fidelity.

Investment professionals should contact Fidelity in advance to determine if they qualify to receive a finder's fee. Finder's fees will be paid in connection with shares recordkept in a Fidelity Advisor® 401(k) Retirement Plan only at the time of the initial conversion of assets. Investment professionals should contact Fidelity for more information.

Reinstatement Privilege. If you have sold all or part of your Class A, Class M, or Class C shares of the fund, you may reinvest an amount equal to all or a portion of the redemption proceeds in the same class of the fund or another Fidelity® fund that offers Advisor classes of shares, at the NAV next determined after receipt in proper form of your investment order, provided that such reinvestment is made within 90 days of redemption. Under these circumstances, the dollar amount of the CDSC you paid, if any, on shares will be reimbursed to you by reinvesting that amount in Class A, Class M, or Class C shares, as applicable.

You must reinstate your shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to the fund and certain restrictions may apply. For purposes of the CDSC schedule, the holding period will continue as if the Class A, Class M, or Class C shares had not been redeemed. To qualify for the reinstatement privilege, you must notify Fidelity in writing in advance of your reinvestment.

Distribution and Service Plan(s)

Class A has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class A is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class A shares. Class A may pay this 12b-1 (distribution) fee at an annual rate of 0.15% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Currently, the Trustees have not approved such payments. The Trustees may approve 12b-1 (distribution) fee payments at an annual rate of up to 0.15% of Class A's average net assets when the Trustees believe that it is in the best interests of Class A shareholders to do so.

In addition, pursuant to the Class A plan, Class A pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class A's average net assets throughout the month for providing shareholder support services.

Except as provided below, FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services. For purchases of Class A shares on which a finder's fee was paid to intermediaries, after the first year of investment, FDC may reallow up to the full amount of the 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

Class M has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class M is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class M shares. Class M may pay this 12b-1 (distribution) fee at an annual rate of 0.15% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Currently, the Trustees have not approved such payments. The Trustees may approve 12b-1 (distribution) fee payments at an annual rate of up to 0.15% of Class M's average net assets when the Trustees believe that it is in the best interests of Class M shareholders to do so.

In addition, pursuant to the Class M plan, Class M pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class M's average net assets throughout the month for providing shareholder support services.

FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services.

Class C has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class C is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class C shares. Class C currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets throughout the month.

In addition, pursuant to the Class C plan, Class C pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class C's average net assets throughout the month for providing shareholder support services.

Normally, after the first year of investment, FDC may reallow up to the full amount of the 12b-1 (distribution) fees to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of the 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services.

For purchases of Class C shares made through reinvestment of dividends or capital gain distributions, during the first year of investment and thereafter, FDC may reallow up to the full amount of this 12b-1 (distribution) fee paid by such shares to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of this 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

Any fees paid out of Class A's, Class M's, and Class C's assets on an ongoing basis pursuant to a Distribution and Service Plan will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition to the above payments, each Class A, Class M, and Class C plan specifically recognizes that the Adviser may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of Class A, Class M, and Class C shares and/or shareholder support services. The Adviser, directly or through FDC or one or more affiliates, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Class A, Class M, and Class C.

Each of Class I and Class Z has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Class I and Class Z shares and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Class I and Class Z.

If payments made by the Adviser to FDC or to intermediaries under Class I's and Class Z's Distribution and Service Plan were considered to be paid out of Class I's and Class Z's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Fidelity Corporate Bond Fund Class A

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$12.86	$12.24	$11.22	$11.68	$11.73
Income from Investment Operations
Net investment income (loss)A	.277	.311	.376	.352	.329
Net realized and unrealized gain (loss)	.004	.624	1.018	(.465)	(.054)
Total from investment operations	.281	.935	1.394	(.113)	.275
Distributions from net investment income	(.274)	(.315)	(.374)	(.347)	(.325)
Distributions from net realized gain	(.107)	–	–	–	–
Total distributions	(.381)	(.315)	(.374)	(.347)	(.325)
Net asset value, end of period	$12.76	$12.86	$12.24	$11.22	$11.68
Total ReturnB,C	2.24%	7.78%	12.72%	(.97)%	2.43%
Ratios to Average Net AssetsD,E
Expenses before reductions	.77%	.77%	.79%	.79%	.79%
Expenses net of fee waivers, if any	.77%	.77%	.79%	.79%	.79%
Expenses net of all reductions	.77%	.77%	.79%	.79%	.79%
Net investment income (loss)	2.19%	2.53%	3.31%	3.09%	2.87%
Supplemental Data
Net assets, end of period (000 omitted)	$81,746	$74,657	$48,410	$37,046	$38,496
Portfolio turnover rateF	46%	31%G	28%	47%	42%

ACalculated based on average shares outstanding during the period.

BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

CTotal returns do not include the effect of the sales charges.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

GPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Corporate Bond Fund Class M

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$12.86	$12.24	$11.22	$11.68	$11.73
Income from Investment Operations
Net investment income (loss)A	.274	.304	.368	.343	.319
Net realized and unrealized gain (loss)	.004	.624	1.017	(.465)	(.054)
Total from investment operations	.278	.928	1.385	(.122)	.265
Distributions from net investment income	(.271)	(.308)	(.365)	(.338)	(.315)
Distributions from net realized gain	(.107)	–	–	–	–
Total distributions	(.378)	(.308)	(.365)	(.338)	(.315)
Net asset value, end of period	$12.76	$12.86	$12.24	$11.22	$11.68
Total ReturnB,C	2.21%	7.72%	12.64%	(1.05)%	2.35%
Ratios to Average Net AssetsD,E
Expenses before reductions	.79%	.82%	.87%	.87%	.87%
Expenses net of fee waivers, if any	.79%	.82%	.87%	.87%	.87%
Expenses net of all reductions	.79%	.82%	.87%	.87%	.87%
Net investment income (loss)	2.16%	2.47%	3.24%	3.00%	2.79%
Supplemental Data
Net assets, end of period (000 omitted)	$12,127	$11,858	$9,093	$7,819	$9,317
Portfolio turnover rateF	46%	31%G	28%	47%	42%

ACalculated based on average shares outstanding during the period.

BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

CTotal returns do not include the effect of the sales charges.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

GPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Corporate Bond Fund Class C

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$12.86	$12.23	$11.22	$11.68	$11.72
Income from Investment Operations
Net investment income (loss)A	.180	.215	.292	.266	.242
Net realized and unrealized gain (loss)	.003	.634	1.005	(.465)	(.044)
Total from investment operations	.183	.849	1.297	(.199)	.198
Distributions from net investment income	(.176)	(.219)	(.287)	(.261)	(.238)
Distributions from net realized gain	(.107)	–	–	–	–
Total distributions	(.283)	(.219)	(.287)	(.261)	(.238)
Net asset value, end of period	$12.76	$12.86	$12.23	$11.22	$11.68
Total ReturnB,C	1.46%	7.04%	11.78%	(1.72)%	1.75%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.54%	1.54%	1.55%	1.55%	1.54%
Expenses net of fee waivers, if any	1.54%	1.54%	1.55%	1.55%	1.54%
Expenses net of all reductions	1.54%	1.54%	1.55%	1.55%	1.54%
Net investment income (loss)	1.42%	1.75%	2.56%	2.33%	2.11%
Supplemental Data
Net assets, end of period (000 omitted)	$17,010	$17,956	$14,009	$14,836	$18,432
Portfolio turnover rateF	46%	31%G	28%	47%	42%

ACalculated based on average shares outstanding during the period.

BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

CTotal returns do not include the effect of the contingent deferred sales charge.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

GPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Corporate Bond Fund Class I

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$12.86	$12.24	$11.22	$11.68	$11.73
Income from Investment Operations
Net investment income (loss)A	.311	.344	.412	.385	.362
Net realized and unrealized gain (loss)	.004	.624	1.015	(.465)	(.054)
Total from investment operations	.315	.968	1.427	(.080)	.308
Distributions from net investment income	(.308)	(.348)	(.407)	(.380)	(.358)
Distributions from net realized gain	(.107)	–	–	–	–
Total distributions	(.415)	(.348)	(.407)	(.380)	(.358)
Net asset value, end of period	$12.76	$12.86	$12.24	$11.22	$11.68
Total ReturnB	2.51%	8.07%	13.06%	(.68)%	2.72%
Ratios to Average Net AssetsC,D
Expenses before reductions	.50%	.50%	.49%	.50%	.50%
Expenses net of fee waivers, if any	.50%	.50%	.49%	.50%	.50%
Expenses net of all reductions	.50%	.50%	.49%	.50%	.50%
Net investment income (loss)	2.45%	2.80%	3.63%	3.38%	3.15%
Supplemental Data
Net assets, end of period (000 omitted)	$200,288	$183,627	$122,654	$129,845	$140,638
Portfolio turnover rateE	46%	31%F	28%	47%	42%

ACalculated based on average shares outstanding during the period.

BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

CFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

DExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

EAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

FPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Corporate Bond Fund Class Z

Years ended August 31,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$12.86	$12.23	$11.16
Income from Investment Operations
Net investment income (loss)B	.328	.360	.358
Net realized and unrealized gain (loss)	.005	.635	1.097
Total from investment operations	.333	.995	1.455
Distributions from net investment income	(.326)	(.365)	(.385)
Distributions from net realized gain	(.107)	–	–
Total distributions	(.433)	(.365)	(.385)
Net asset value, end of period	$12.76	$12.86	$12.23
Total ReturnC,D	2.66%	8.30%	13.34%
Ratios to Average Net AssetsE,F
Expenses before reductions	.40%	.40%	.40%G
Expenses net of fee waivers, if any	.36%	.36%	.36%G
Expenses net of all reductions	.36%	.36%	.36%G
Net investment income (loss)	2.59%	2.93%	3.54%G
Supplemental Data
Net assets, end of period (000 omitted)	$1,673,604	$852,967	$100,483
Portfolio turnover rateH	46%	31%I	28%

AFor the period October 2, 2018 (commencement of sale of shares) to August 31, 2019.

BCalculated based on average shares outstanding during the period.

CTotal returns for periods of less than one year are not annualized.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAnnualized

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Additional Index Information

Bloomberg U.S. Credit Bond Index is a market value-weighted index of investment-grade corporate fixed-rate debt issues with maturities of one year or more.

Sales Charge Waiver Policies Applied by Certain Intermediaries

Ameriprise

The following information applies to Class A shares purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:

Shareholders purchasing fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).

• Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

• Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

• Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

D.A. Davidson & Co. (D.A. Davidson)

Shareholders purchasing fund shares including existing fund shareholders through a D.A. Davidson platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or a fund’s SAI.

Front-End Sales Charge Waivers on Class A Shares available at D.A. Davidson

• Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

• Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).

• A shareholder in the fund’s Class C Shares will have their shares converted at net asset value to Class A Shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

CDSC Waivers on Class A and Class C Shares available at D.A. Davidson

• Death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in a fund’s prospectus.

• Return of excess contributions from an IRA account.

• Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts pursuant to the Internal Revenue Code.

• Shares acquired through a right of reinstatement.

Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

• Breakpoints as described in this prospectus.

• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Edward D. Jones & Co., L.P. ("Edward Jones")

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

The following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as "shareholders") purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information ("SAI") or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the fund family, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

• Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation ("ROA"):

• The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the mutual fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

• The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

• ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent ("LOI"):

• Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers:

Sales charges are waived for the following shareholders and in the following situations:

• Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.

• Shares purchased in an Edward Jones fee-based program.

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

• Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

• Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

• Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

CDSC Waivers:

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

• The death or disability of the shareholder.

• Systematic withdrawals with up to 10% per year of the account value.

• Return of excess contributions from an Individual Retirement Account (IRA).

• Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

• Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

• Shares exchanged in an Edward Jones fee-based program.

• Shares acquired through NAV reinstatement.

• Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts:

• Initial purchase minimum: $250

• Subsequent purchase minimum: none

Minimum Balances:

Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

• A fee-based account held on an Edward Jones platform

• A 529 account held on an Edward Jones platform

• An account with an active systematic investment plan or LOI

Exchanging Share Classes:

• At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.

Janney Montgomery Scott LLC (Janney)

If you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in a fund’s prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney:

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

• Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

• Shares acquired through a right of reinstatement.

• Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney:

• Shares sold upon the death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.

• Shares sold in connection with a return of excess contributions from an IRA account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

• Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

• Shares acquired through a right of reinstatement.

• Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent:

• Breakpoints as described in the fund's prospectus.

• Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an “initial sales charge.”

Merrill Lynch

Shareholders purchasing fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and CDSC, or back-end, waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares Available at Merrill Lynch:

• Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

• Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

• Shares purchased through a Merrill Lynch affiliated investment advisory program

• Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

• Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform

• Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

• Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

• Employees and registered representatives of Merrill Lynch or its affiliates and their family members

• Directors or Trustees of the fund, and employees of the fund's investment adviser or any of its affiliates, as described in this prospectus

• Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on A, B, and C Shares Available at Merrill Lynch:

• Death or disability of the shareholder

• Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus

• Return of excess contributions from an IRA Account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

• Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

• Shares acquired through a right of reinstatement

• Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

• Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

• Breakpoints as described in this prospectus

• Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the fund's prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

• Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management:

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules

• Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

• Shares purchased through a Morgan Stanley self-directed brokerage account

• Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management's share class conversion program

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge

• Your financial intermediary, on your behalf, can also convert Class M shares to Class A shares of the same fund, without a sales charge and on a tax free basis, if they are held in a brokerage account.

Oppenheimer & Co. (OPCO)

Shareholders purchasing fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in a fund's prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO:

• Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

• Shares purchased by or through a 529 Plan

• Shares purchased through an OPCO affiliated investment advisory program

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as rights of reinstatement).

• A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

• Employees and registered representatives of OPCO or its affiliates and their family members

• Directors or Trustees of the fund, and employees of the fund's investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B and C Shares available at OPCO:

• Death or disability of the shareholder

• Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus

• Return of excess contributions from an IRA Account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

• Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

• Shares acquired through a right of reinstatement

Front-end Load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent:

• Breakpoints as described in this prospectus.

• Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and Each Entity's Affiliates (Raymond James)

Intermediary-Defined Sales Charge Waiver Policies:

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold fund shares. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser's responsibility to notify the fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in a fund's prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James:

• Shares purchased in an investment advisory program.

• Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

• Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

• A shareholder in the fund's Class C shares will have their shares converted at NAV to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James:

• Death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.

• Return of excess contributions from an IRA Account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

• Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

• Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent:

• Breakpoints as described in this prospectus.

• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Robert W. Baird & Co. (Baird)

Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on A-shares Available at Baird:

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

• Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

• Shares purchased from the proceeds of redemptions from a fund of the fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

• A shareholder in a fund's C Shares will have their shares converted at NAV to A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

• Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on A and C shares Available at Baird:

• Shares sold due to death or disability of the shareholder

• Shares sold as part of a systematic withdrawal plan as described in a fund's prospectus

• Shares sold due to returns of excess contributions from an IRA Account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

• Shares sold to pay Baird fees but only if the transaction is initiated by Baird

• Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations:

• Breakpoints as described in this prospectus

• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Fidelity Advisor® funds held by accounts within the purchaser’s household at Baird. Eligible Fidelity Advisor® funds not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

• Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Fidelity Advisor® funds through Baird, over a 13-month period of time

Stifel, Nicolaus & Company, Incorporated (Stifel)

Front-end Sales Load Waiver on Class A Shares:

Shareholders who purchase fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record and who are invested in Class C shares will have their shares converted at NAV to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Stifel.

US Bancorp Investments, Inc. (USBI)

Front-end Sales Load Waiver on Class A Shares:

Shareholders who purchase fund shares through a USBI platform or account or who own shares for which USBI or an affiliate is the broker-dealer of record, including shares in an omnibus account, and who are invested in Class C shares will have their shares converted at NAV to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of USBI.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at institutional.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-02105

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Fidelity Advisor, Fidelity Investments & Pyramid Design, Destiny, Fidelity Advisor Money Line, and Directed Dividends are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.907023.112	ACBD-PRO-1021

Fidelity® Corporate Bond Fund
Class/Ticker
Fidelity® Corporate Bond Fund/FCBFX

In this prospectus, the term "shares" (as it relates to the fund) means the class of shares offered through this prospectus.

Prospectus

October 30, 2021

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Fidelity® Corporate Bond Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Exchanging Shares
Features and Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund/Class:
Fidelity® Corporate Bond Fund/Fidelity® Corporate Bond Fund

Investment Objective

The fund seeks a high level of current income.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management fee	0.35%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.10%
Total annual operating expenses	0.45%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$46
3 years	$144
5 years	$252
10 years	$567

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing at least 80% of assets in investment-grade corporate bonds and other corporate debt securities and repurchase agreements for those securities.
  Managing the fund to have similar overall interest rate risk to the Bloomberg U.S. Credit Bond Index.
  Investing in domestic and foreign issuers.
  Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
  Investing in lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default), options, and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.
  Investing in Fidelity's central funds (specialized investment vehicles used by Fidelity® funds to invest in particular security types or investment disciplines) consistent with the asset classes discussed above.

Principal Investment Risks
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
  Leverage Risk. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	10.23%	June 30, 2020
Lowest Quarter Return	(3.91)%	March 31, 2020
Year-to-Date Return	(1.19)%	September 30, 2021

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Corporate Bond Fund
Return Before Taxes	10.79%	7.04%	6.05%
Return After Taxes on Distributions	9.33%	5.57%	4.60%
Return After Taxes on Distributions and Sale of Fund Shares	6.44%	4.79%	4.09%
Bloomberg U.S. Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	9.35%	6.44%	5.40%

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

David Prothro (co-manager) has managed the fund since May 2010. It is expected that Mr. Prothro will retire effective on or about December 31, 2021. At that time, he will no longer serve as a co-manager for the fund.

Matthew Bartlett (co-manager) has managed the fund since October 2016.

Dr. Ben Tarlow (co-manager) has managed the fund since October 2019.

Jay Small (co-manager) has managed the fund since October 2020.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

Fidelity® Corporate Bond Fund seeks a high level of current income.

Principal Investment Strategies

The Adviser normally invests at least 80% of the fund's assets in investment-grade corporate bonds and other corporate debt securities and repurchase agreements for those securities.

The Adviser uses the Bloomberg U.S. Credit Bond Index as a guide in structuring the fund and selecting its investments. The Adviser manages the fund to have similar overall interest rate risk to the index.

The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

The Adviser may invest the fund's assets in lower-quality debt securities.

The Adviser may engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument, or components of the index underlying the derivative, and forward-settling securities. The Adviser may invest a significant portion of the fund's assets in these types of investments. If the fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, options (including options on futures and swaps), and futures contracts (both long and short positions) on securities, other instruments, and indexes. Depending on the Adviser's outlook and market conditions, the Adviser may engage in these transactions to increase or decrease the fund's exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index.

In buying and selling securities for the fund, the Adviser analyzes the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, the Adviser considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, information on the fund's competitive universe and internal views of potential future market conditions.

In selecting foreign securities, the Adviser's analysis also considers the credit, currency, and economic risks associated with the security and the country of its issuer. The Adviser may also consider an issuer's potential for success in light of its current financial condition, its industry position, and economic and market conditions.

To earn additional income for the fund, the Adviser may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.

The Adviser uses central funds to help invest the fund's assets. Central funds are specialized investment vehicles designed to be used by Fidelity® funds. Fidelity uses them to invest in particular security types or investment disciplines; for example, rather than buy bonds directly, the fund may invest in a central fund that buys bonds. Fidelity does not charge any additional management fees for central funds. Central funds offer exposure to some or all of the following types of investment-grade and lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds): corporate bonds, mortgage and other asset-backed securities, floating rate loans, and BB-rated securities. Central funds may also focus on other types of securities.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities, loans and loan participations, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.

Corporate debt securities are bonds and other debt securities issued by corporations and other business structures. Corporate debt securities include repurchase agreements with corporate counterparties and other securities believed to have corporate debt-like characteristics, including hybrids and synthetic securities.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include futures, options, forwards, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of an index, security, or other instrument or investment) and credit default swaps (buying or selling credit default protection).

Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. Payment and delivery take place after the customary settlement period.

Central funds are special types of investment vehicles created by Fidelity for use by Fidelity® funds and other advisory clients. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees. The investment results of the portions of the fund's assets invested in the central funds will be based upon the investment results of those funds.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund’s performance. The fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as mortgage securities and the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities. The discontinuation and replacement of London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another) and other benchmark rates may have a significant impact on the financial markets and may adversely impact a fund’s performance.

Foreign Exposure. Foreign securities and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) tend to be particularly sensitive to these changes.

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty.

Leverage Risk. Derivatives and forward-settling securities involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Forward-settling securities also involve the risk that a security will not be issued, delivered, or paid for when anticipated. Government legislation or regulation could affect the use of these transactions and could limit a fund's ability to pursue its investment strategies.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Fundamental Investment Policies

The following is fundamental, that is, subject to change only by shareholder approval:

Fidelity® Corporate Bond Fund seeks a high level of current income.

Shareholder Notice

The following is subject to change only upon 60 days' prior notice to shareholders:

Fidelity® Corporate Bond Fund normally invests at least 80% of its assets in investment-grade corporate bonds and other corporate debt securities and repurchase agreements for those securities.

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of the underlying central funds in which the fund invests. Shares of underlying central funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

General Information

Information on Fidelity

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is one of the world's largest providers of financial services.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

Ways to Invest

Subject to the purchase and sale requirements stated in this prospectus, you may buy or sell shares through a Fidelity® brokerage account or a Fidelity® mutual fund account. If you buy or sell shares (other than by exchange) through a Fidelity® brokerage account, your transactions generally involve your Fidelity® brokerage core (a settlement vehicle included as part of your Fidelity® brokerage account).

If you do not currently have a Fidelity® brokerage account or a Fidelity® mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity® brokerage account or a Fidelity® mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares through a retirement account (such as an IRA or an account funded through salary deduction) or an investment professional. Retirement specialists are available at 1-800-544-4774 to answer your questions about Fidelity® retirement products. If you buy or sell shares through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares and the account features, policies, and fees may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may apply. For example, you may be charged a transaction fee if you buy or sell shares through a non-Fidelity broker or other investment professional.

Information on Placing Orders

You should include the following information with any order:

  Your name
  Your account number
  Type of transaction requested
  Name(s) of fund(s) and class(es)
  Dollar amount or number of shares

Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) systematic withdrawal and/or contribution programs, (ii) mandatory retirement distributions, (iii) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts, (iv) transactions within a qualified advisory program, and (v) transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds.

A qualified advisory program is one that demonstrates to Fidelity that the program has investment strategies and trading policies designed to protect the interests of long-term investors and meets specific criteria outlined by Fidelity.

A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the fund's Treasurer.

Fidelity may choose not to monitor transactions below certain dollar value thresholds.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Other Information about the Excessive Trading Policy

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

There is no minimum balance or purchase minimum for fund shares.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediary. If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when fund shares are priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary. If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

A signature guarantee is designed to protect you and Fidelity from fraud. If you hold your shares in a Fidelity® mutual fund account and submit your request to Fidelity by mail, Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  When you wish to sell more than $100,000 worth of shares.
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.
  When you are requesting that redemption proceeds be paid to someone other than the account owner.
  In certain situations when the redemption proceeds are being transferred to a Fidelity® mutual fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity® Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  If you hold your shares in a Fidelity® mutual fund account and your redemption check remains uncashed for six months, the check may be invested in additional shares at the NAV next calculated on the day of the investment.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.

If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares for shares of other Fidelity® funds.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.
  The shares you are acquiring by exchange must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums. Check each fund's prospectus for details.

Features and Policies

Features

The following features may be available to buy and sell shares of the fund or to move money to and from your account, depending on whether you are investing through a Fidelity® brokerage account or a Fidelity® mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

  To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.
  You can use electronic funds transfer to:
  Make periodic (automatic) purchases of Fidelity® fund shares or payments to your Fidelity® brokerage account.
  Make periodic (automatic) redemptions of Fidelity® fund shares or withdrawals from your Fidelity® brokerage account.

Wire: electronic money movement through the Federal Reserve wire system

  To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.

Automatic Transactions: periodic (automatic) transactions

  To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity® brokerage account or Fidelity® mutual fund account.
  To make contributions from a Fidelity® mutual fund account to a Fidelity® mutual fund IRA.
  To sell shares of a Fidelity® money market fund and simultaneously to buy shares of another Fidelity® fund in a Fidelity® mutual fund account.

Policies

The following apply to you as a shareholder.

Statements that Fidelity sends to you, if applicable, include the following:

  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semi-annual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-800-544-8544. We will begin sending individual copies to you within 30 days of receiving your call.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, the fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the fund related to opening the accounts. Your shares will be sold at the NAV, minus any applicable shareholder fees, calculated on the day Fidelity closes your fund position.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in October and December.

Earning Dividends

The fund processes purchase and redemption requests only on days it is open for business.

Shares generally begin to earn dividends on the first business day following the day of purchase.

Shares generally earn dividends until, but not including, the next business day following the day of redemption.

Exchange requests will be processed only when both funds are open for business.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available:

1. Reinvestment Option. Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Any capital gain distributions will be automatically reinvested in additional shares. Any dividends will be paid in cash.

3. Cash Option. Any dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Any dividends will be automatically invested in shares of another identically registered Fidelity® fund. Any capital gain distributions will be automatically invested in shares of another identically registered Fidelity® fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options may be available for every account and certain restrictions may apply. If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

If your dividend check(s) remains uncashed for six months, your check(s) may be invested in additional shares at the NAV next calculated on the day of the investment.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions

Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity® fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Taxes on Transactions

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2020, the Adviser had approximately $3.0 trillion in discretionary assets under management, and approximately $3.8 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2020, FMR UK had approximately $25.4 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2020, FMR H.K. had approximately $22.3 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. As of March 31, 2021, FMR Japan had approximately $7.8 billion in discretionary assets under management. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

Matthew Bartlett is co-manager of the fund, which he has managed since October 2016. He also manages other funds. Since joining Fidelity Investments in 2005, Mr. Bartlett has worked as a managing director of research, research analyst, and portfolio manager.

David Prothro is co-manager of the fund, which he has managed since May 2010. He also manages other funds. Since joining Fidelity Investments in 1991, Mr. Prothro has worked as a research analyst and portfolio manager. It is expected that Mr. Prothro will retire effective on or about December 31, 2021. At that time, he will no longer serve as a co-manager for the fund.

Jay Small is co-manager of the fund, which he has managed since October 2020. He also manages other funds. Since joining Fidelity Investments in 2010, Mr. Small has worked as a corporate bond trader and portfolio manager.

Dr. Ben Tarlow is co-manager of the fund, which he has managed since October 2019. He also manages other funds. Since joining Fidelity Investments in 2010, Dr. Tarlow has worked as a quantitative analyst and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

The fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The Adviser pays all of the other expenses of the fund with certain exceptions.

The fund's annual management fee rate is 0.35% of its average net assets.

The Adviser pays FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended February 28, 2021.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes the fund's shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of fund shares. These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.

If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of a class's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity® funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity® funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Fidelity Corporate Bond Fund

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$12.86	$12.24	$11.22	$11.68	$11.73
Income from Investment Operations
Net investment income (loss)A	.318	.350	.415	.389	.367
Net realized and unrealized gain (loss)	.003	.624	1.017	(.463)	(.054)
Total from investment operations	.321	.974	1.432	(.074)	.313
Distributions from net investment income	(.314)	(.354)	(.412)	(.386)	(.363)
Distributions from net realized gain	(.107)	–	–	–	–
Total distributions	(.421)	(.354)	(.412)	(.386)	(.363)
Net asset value, end of period	$12.76	$12.86	$12.24	$11.22	$11.68
Total ReturnB	2.56%	8.12%	13.10%	(.63)%	2.77%
Ratios to Average Net AssetsC,D
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	2.50%	2.84%	3.65%	3.43%	3.20%
Supplemental Data
Net assets, end of period (000 omitted)	$1,481,426	$2,179,540	$1,411,052	$1,142,503	$991,210
Portfolio turnover rateE	46%	31%F	28%	47%	42%

ACalculated based on average shares outstanding during the period.

BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

CFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

DExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

EAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

FPortfolio turnover rate excludes securities received or delivered in-kind.

Additional Index Information

Bloomberg U.S. Credit Bond Index is a market value-weighted index of investment-grade corporate fixed-rate debt issues with maturities of one year or more.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-02105

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Fidelity Investments & Pyramid Design, FAST, and Directed Dividends are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.907001.112	CBD-PRO-1021

Fidelity® Conservative Income Bond Fund
Class/Ticker
Institutional/FCNVX

Prospectus

October 30, 2021

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Fidelity® Conservative Income Bond Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Converting Shares
Exchanging Shares
Account Features and Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund/Class:
Fidelity® Conservative Income Bond Fund/Institutional

Investment Objective

The fund seeks to obtain a high level of current income consistent with preservation of capital.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management fee	0.30%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.05%
Total annual operating expenses	0.35%
Fee waiver and/or expense reimbursement(a)	0.10%
Total annual operating expenses after fee waiver and/or expense reimbursement	0.25%

(a)Fidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse Institutional Class of the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets, exceed 0.25% (the Expense Cap). If at any time during the current fiscal year expenses for Institutional Class of the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through December 31, 2022 . FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$26
3 years	$99
5 years	$183
10 years	$430

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 62% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing at least 80% of assets in U.S. dollar-denominated money market and high quality investment-grade debt securities of all types, and repurchase agreements for those securities.
  Potentially entering into reverse repurchase agreements.
  Investing up to 5% of assets in lower quality investment-grade securities.
  Managing the fund to have similar overall interest rate risk to the Bloomberg U.S. 3-6 Month Treasury Bill Index.
  Normally maintaining a dollar-weighted average maturity of 0.75 years or less.
  Normally investing in fixed rate securities with a maximum maturity of two years or less and floating rate securities with a maximum maturity of three years or less.
  Allocating assets across different market sectors and maturities.
  Investing more than 25% of total assets in the financial services industries.
  Investing in domestic and foreign issuers.
  Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.

Principal Investment Risks
  Interest Rate Changes. Interest rate increases can cause the price of a debt or money market security to decrease.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Financial Services Concentration. Changes in government regulation and interest rates and economic downturns can have a significant negative effect on issuers in the financial services sector, including the price of their securities or their ability to meet their payment obligations.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	1.90%	June 30, 2020
Lowest Quarter Return	(1.04)%	March 31, 2020
Year-to-Date Return	0.12%	September 30, 2021

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Life of class(a)
Institutional Class
Return Before Taxes	1.15%	1.68%	1.16%
Return After Taxes on Distributions	0.72%	1.01%	0.71%
Return After Taxes on Distributions and Sale of Fund Shares	0.68%	0.99%	0.70%
Bloomberg U.S. 3-6 Month Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	0.87%	1.30%	0.72%

(a)From March 3, 2011

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Robert Galusza (co-manager) has managed the fund since November 2015.

Julian Potenza (co-manager) has managed the fund since October 2017.

Maura Walsh (co-manager) has managed the fund since October 2018.

David DeBiase (co-manager) has managed the fund since October 2020.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Institutional Class shares have a minimum initial investment of $1 million. The fund may waive or lower purchase minimums in other circumstances.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

Fidelity® Conservative Income Bond Fund seeks to obtain a high level of current income consistent with preservation of capital.

Principal Investment Strategies

The Adviser normally invests at least 80% of the fund's assets in U.S. dollar-denominated money market and high quality investment-grade debt securities of all types, and repurchase agreements for those securities. The Adviser also may enter into reverse repurchase agreements for the fund.

The Adviser may invest up to 5% of the fund's assets in lower quality investment-grade securities.

The Adviser manages the fund to have similar overall interest rate risk to the Bloomberg U.S. 3-6 Month Treasury Bill Index.

The Adviser considers other factors when selecting the fund's investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, the Adviser considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, information on the fund's competitive universe and internal views of potential future market conditions.

In addition, the fund normally maintains a dollar-weighted average maturity of 0.75 years or less. As of August 31, 2021, the fund's dollar-weighted average maturity was approximately 0.7 years and the index's dollar-weighted average maturity was approximately 0.4 years. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.

The Adviser normally invests the fund's assets in fixed rate securities with a maximum maturity of two years or less and floating rate securities with a maximum maturity of three years or less.

The Adviser allocates the fund's assets among different market sectors (for example, corporate, asset-backed, or government securities) and different maturities based on its view of the relative value of each sector or maturity.

The Adviser will invest more than 25% of the fund's total assets in the financial services industries.

The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities, loans and loan participations, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.

Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Money market securities include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper, and U.S. Government securities. Certain issuers of U.S. Government securities, including Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include futures, options, forwards, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of an index, security, or other instrument or investment) and credit default swaps (buying or selling credit default protection).

Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. Payment and delivery take place after the customary settlement period.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund’s performance. The fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities. The discontinuation and replacement of London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another) and other benchmark rates may have a significant impact on the financial markets and may adversely impact a fund’s performance.

Foreign Exposure. Foreign securities, securities issued by U.S. entities with substantial foreign operations, and entities providing credit support or a maturity-shortening structure that are located in foreign countries can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Financial Services Concentration. Financial services companies are highly dependent on the supply of short-term financing and can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad. These events can significantly affect the price of issuers’ securities as well as their ability to make payments of principal or interest or otherwise meet obligations on securities or instruments for which they serve as guarantors or counterparties.

Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value.

Leverage Risk. Derivatives and forward-settling securities involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Forward-settling securities also involve the risk that a security will not be issued, delivered, or paid for when anticipated. Government legislation or regulation could affect the use of these transactions and could limit a fund's ability to pursue its investment strategies.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Other Investment Strategies

In addition to the principal investment strategies discussed above, the Adviser may invest the fund's assets in debt securities by investing in other funds.

The Adviser may also engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument, or components of the index underlying the derivative, and forward-settling securities. The fund's derivative investments may include futures contracts (both long and short positions) on securities and indexes. Depending on the Adviser's outlook and market conditions, the Adviser may engage in these transactions to increase or decrease the fund's exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index.

Fundamental Investment Policies

The following is fundamental, that is, subject to change only by shareholder approval:

Fidelity® Conservative Income Bond Fund seeks to obtain a high level of current income consistent with preservation of capital.

Shareholder Notice

The following is subject to change only upon 60 days' prior notice to shareholders:

Fidelity® Conservative Income Bond Fund normally invests at least 80% of assets in U.S. dollar-denominated money market and high quality investment-grade debt securities of all types, and repurchase agreements for those securities.

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

General Information

Information on Fidelity

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is one of the world's largest providers of financial services.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

Ways to Invest

Subject to the purchase and sale requirements stated in this prospectus, you may buy or sell shares through a Fidelity® brokerage account or a Fidelity® mutual fund account. If you buy or sell shares (other than by exchange) through a Fidelity® brokerage account, your transactions generally involve your Fidelity® brokerage core (a settlement vehicle included as part of your Fidelity® brokerage account).

If you do not currently have a Fidelity® brokerage account or a Fidelity® mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity® brokerage account or a Fidelity® mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares through an investment professional. If you buy or sell shares through an investment professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may also apply. For example, you may be charged a transaction fee if you buy or sell shares through a non-Fidelity broker or other investment professional.

Information on Placing Orders

You should include the following information with any order:

  Your name
  Your account number
  Type of transaction requested
  Name(s) of fund(s) and class(es)
  Dollar amount or number of shares

Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The fund generally invests in liquid money market and short-duration debt securities and the Adviser anticipates that shareholders may purchase and sell shares of the fund frequently. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive trading of fund shares and the fund accommodates frequent trading.

The fund has no limit on purchase or exchange transactions but may in its discretion restrict, reject, or cancel any purchases that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

Minimum Waivers

Initial purchase and balance minimums with respect to Institutional Class generally will apply to aggregate account balances at the plan sponsor level for employer-sponsored retirement plans (including profit sharing, 401(k), 403(b), 457(b), and similar plans). The initial purchase and balance minimums generally will apply at the investing fund level for mutual funds.

There is no initial purchase minimum or minimum balance for Institutional Class for managed account programs that charge an asset-based fee or for qualified tuition programs for which Fidelity serves as investment manager. In addition, the fund may waive or lower purchase minimums in other circumstances.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediary. If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary. If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

A signature guarantee is designed to protect you and Fidelity from fraud. If you submit your request to Fidelity by mail, Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.
  When you are requesting that redemption proceeds be paid to someone other than the account owner.
  In certain situations when the redemption proceeds are being transferred to a Fidelity® account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity® Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  If you are selling some but not all of your shares, keep your fund balance above the required minimum to keep your fund position open, except fund positions not subject to balance minimums.
  You are advised to place your trades as early in the day as possible and to provide Fidelity with advance notice of large redemptions.
  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  If you hold your shares in a Fidelity® mutual fund account and your redemption check remains uncashed for six months, the check may be invested in additional shares at the NAV next calculated on the day of the investment.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.

If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Converting Shares

You may convert Fidelity® Conservative Income Bond Fund shares, a class of shares of the fund that is not offered through this prospectus, to Institutional Class shares at any time, provided that you meet the eligibility requirements for Institutional Class. You may contact Fidelity by telephone or by mail to request a conversion.

Conversions to Institutional Class shares may not be available if your account is held through an investment professional or other financial intermediary, such as a bank, broker-dealer, insurance company, third-party administrator, or registered investment adviser. Please contact your investment professional or financial intermediary to determine if Institutional Class shares are available and to learn about other rules that may apply.

The fund may conduct periodic reviews of account balances and may convert your Fidelity® Conservative Income Bond Fund shares to Institutional Class shares if you meet the eligibility requirements for Institutional Class. Automatic conversions between Fidelity® Conservative Income Bond Fund shares and Institutional Class shares generally are not available to accounts held through investment professionals or other financial intermediaries.

If you no longer meet the minimum balance requirements for Institutional Class, for any reason, the fund may convert your Institutional Class shares to Fidelity® Conservative Income Bond Fund shares. Investors will be notified in writing before any such conversion to Fidelity® Conservative Income Bond Fund shares.

A conversion will be based on the respective NAVs of the two classes, without the imposition of any fees, on the trade date of the conversion. A conversion between share classes of the same fund is a non-taxable event.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As an Institutional Class shareholder, you have the privilege of exchanging Institutional Class shares for any class of a Fidelity® money market fund or for shares of other Fidelity® funds.

However, you should note the following policies and restrictions governing exchanges:

  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.
  The shares you are acquiring by exchange must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums. Check each fund's prospectus for details.

Account Features and Policies

Features

The following features may be available to buy and sell shares of the fund. Visit www.fidelity.com or contact your investment professional for more information.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

  To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.
  You can use electronic funds transfer to:
  Make periodic (automatic) purchases of Fidelity® fund shares or payments to your Fidelity® brokerage account.
  Make periodic (automatic) redemptions of Fidelity® fund shares or withdrawals from your Fidelity® brokerage account.

Wire: electronic money movement through the Federal Reserve wire system

  To transfer money between a bank account and your fund account.

Automatic Transactions: periodic (automatic) transactions

  To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity® brokerage account or Fidelity® mutual fund account.
  To sell shares of a Fidelity® money market fund and simultaneously to buy shares of another Fidelity® fund in a Fidelity® mutual fund account.

Policies

The following apply to you as a shareholder.

Statements that Fidelity sends to you, if applicable, include the following:

  Confirmation statements (after transactions affecting your fund balance except reinvestment of distributions in the fund).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semi-annual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-800-544-8544. We will begin sending individual copies to you within 30 days of receiving your call.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number (TIN) is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold an amount subject to the applicable backup withholding rate from your taxable distributions and redemptions.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, the fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the fund related to opening the accounts. Your shares will be sold at the NAV, minus any applicable shareholder fees, calculated on the day Fidelity closes your fund position.

If your fund balance  falls below $1 million worth of shares for any reason, including solely due to declines in NAV, and you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you after providing you with at least 30 days' notice to reestablish the minimum balance. Your shares will be sold at the NAV, minus any applicable shareholder fees, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in October and December.

Earning Dividends

The fund processes purchase and redemption requests only on days it is open for business.

Shares generally begin to earn dividends on the first business day following the day of purchase.

Shares generally earn dividends until, but not including, the next business day following the day of redemption.

Exchange requests will be processed only when both funds are open for business.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available:

1. Reinvestment Option. Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Any capital gain distributions will be automatically reinvested in additional shares. Any dividends will be paid in cash.

3. Cash Option. Any dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Any dividends will be automatically invested in shares of another identically registered Fidelity® fund. Any capital gain distributions will be automatically invested in shares of another identically registered Fidelity® fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options may be available for every account and certain restrictions may apply. If the option you prefer is not listed on your account application, or if you want to change your current option, contact your investment professional directly or call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

If your dividend check(s) remains uncashed for six months, your check(s) may be invested in additional shares at the NAV next calculated on the day of the investment.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions

Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity® fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Taxes on Transactions

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2020, the Adviser had approximately $3.0 trillion in discretionary assets under management, and approximately $3.8 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2020, FMR UK had approximately $25.4 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2020, FMR H.K. had approximately $22.3 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. As of March 31, 2021, FMR Japan had approximately $7.8 billion in discretionary assets under management. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

David DeBiase is co-manager of the fund, which he has managed since October 2020. He also manages other funds. Since joining Fidelity Investments in 2006, Mr. DeBiase has worked as a trader and portfolio manager.

Robert Galusza is co-manager of the fund, which he has managed since November 2015. He also manages other funds. Since joining Fidelity Investments in 1987, Mr. Galusza has worked as a research analyst and portfolio manager.

Julian Potenza is co-manager of the fund, which he has managed since October 2017. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Potenza has worked as a research analyst and portfolio manager.

Maura Walsh is co-manager of the fund, which she has managed since October 2018. She also manages other funds. Since joining Fidelity Investments in 1995, Ms. Walsh has worked as a trader and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

The fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The Adviser pays all of the other expenses of the fund with certain exceptions.

The fund's annual management fee rate is 0.30% of its average net assets.

The Adviser pays FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended February 28, 2021.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes Institutional Class shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for their services intended to result in the sale of Institutional Class shares. This compensation may take the form of payments for additional distribution-related activities and/or shareholder services and payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary. These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

Please speak with your investment professional to learn more about any payments his or her firm may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Institutional Class has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Institutional Class shares and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Institutional Class.

If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of Institutional Class's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Fidelity Conservative Income Bond Fund Institutional Class

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$10.07	$10.04	$10.04	$10.04	$10.03
Income from Investment Operations
Net investment income (loss)A	.039	.156	.257	.190	.116
Net realized and unrealized gain (loss)	(.019)	.031	–B	(.004)	.011
Total from investment operations	.020	.187	.257	.186	.127
Distributions from net investment income	(.038)	(.157)	(.257)	(.186)	(.115)
Distributions from net realized gain	(.002)	–	–	–	(.002)
Total distributions	(.040)	(.157)	(.257)	(.186)	(.117)
Net asset value, end of period	$10.05	$10.07	$10.04	$10.04	$10.04
Total ReturnC	.20%	1.88%	2.59%	1.87%	1.27%
Ratios to Average Net AssetsD,E
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.25%	.25%	.25%	.25%	.25%
Expenses net of all reductions	.25%	.25%	.25%	.25%	.25%
Net investment income (loss)	.39%	1.55%	2.56%	1.90%	1.16%
Supplemental Data
Net assets, end of period (000 omitted)	$5,364,328	$9,362,863	$9,371,991	$7,921,474	$5,627,727
Portfolio turnover rateF	62%G	56%	36%	40%	45%

ACalculated based on average shares outstanding during the period.

BAmount represents less than $.0005 per share.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

GPortfolio turnover rate excludes securities received or delivered in-kind.

Additional Index Information

Bloomberg U.S. 3-6 Month Treasury Bill Index is a market capitalization-weighted index of investment-grade, fixed-rate public obligations of the U.S. Treasury with remaining maturities from 3 up to (but not including) 6 months, excluding zero coupon strips.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-02105

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Fidelity Investments & Pyramid Design, FAST, and Directed Dividends are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.924096.112	FCV-I-PRO-1021

Fidelity® Conservative Income Bond Fund
Class/Ticker
Fidelity® Conservative Income Bond Fund/FCONX

In this prospectus, the term "shares" (as it relates to the fund) means the class of shares offered through this prospectus.

Prospectus

October 30, 2021

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Fidelity® Conservative Income Bond Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Converting Shares
Exchanging Shares
Features and Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund/Class:
Fidelity® Conservative Income Bond Fund/Fidelity® Conservative Income Bond Fund

Investment Objective

The fund seeks to obtain a high level of current income consistent with preservation of capital.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management fee	0.30%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.10%
Total annual operating expenses	0.40%
Fee waiver and/or expense reimbursement(a)	0.05%
Total annual operating expenses after fee waiver and/or expense reimbursement	0.35%

(a)Fidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse the class of shares of the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets, exceed 0.35% (the Expense Cap). If at any time during the current fiscal year expenses for the class of shares of the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through December 31, 2022 . FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$36
3 years	$122
5 years	$218
10 years	$499

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 62% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing at least 80% of assets in U.S. dollar-denominated money market and high quality investment-grade debt securities of all types, and repurchase agreements for those securities.
  Potentially entering into reverse repurchase agreements.
  Investing up to 5% of assets in lower quality investment-grade securities.
  Managing the fund to have similar overall interest rate risk to the Bloomberg U.S. 3-6 Month Treasury Bill Index.
  Normally maintaining a dollar-weighted average maturity of 0.75 years or less.
  Normally investing in fixed rate securities with a maximum maturity of two years or less and floating rate securities with a maximum maturity of three years or less.
  Allocating assets across different market sectors and maturities.
  Investing more than 25% of total assets in the financial services industries.
  Investing in domestic and foreign issuers.
  Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.

Principal Investment Risks
  Interest Rate Changes. Interest rate increases can cause the price of a debt or money market security to decrease.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Financial Services Concentration. Changes in government regulation and interest rates and economic downturns can have a significant negative effect on issuers in the financial services sector, including the price of their securities or their ability to meet their payment obligations.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	1.88%	June 30, 2020
Lowest Quarter Return	(1.07)%	March 31, 2020
Year-to-Date Return	0.05%	September 30, 2021

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Life of class(a)
Fidelity® Conservative Income Bond Fund
Return Before Taxes	1.05%	1.58%	1.06%
Return After Taxes on Distributions	0.66%	0.95%	0.65%
Return After Taxes on Distributions and Sale of Fund Shares	0.62%	0.93%	0.64%
Bloomberg U.S. 3-6 Month Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	0.87%	1.30%	0.72%

(a)From March 3, 2011

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Robert Galusza (co-manager) has managed the fund since November 2015.

Julian Potenza (co-manager) has managed the fund since October 2017.

Maura Walsh (co-manager) has managed the fund since October 2018.

David DeBiase (co-manager) has managed the fund since October 2020.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for shares of the fund offered in this prospectus.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

Fidelity® Conservative Income Bond Fund seeks to obtain a high level of current income consistent with preservation of capital.

Principal Investment Strategies

The Adviser normally invests at least 80% of the fund's assets in U.S. dollar-denominated money market and high quality investment-grade debt securities of all types, and repurchase agreements for those securities. The Adviser also may enter into reverse repurchase agreements for the fund.

The Adviser may invest up to 5% of the fund's assets in lower quality investment-grade securities.

The Adviser manages the fund to have similar overall interest rate risk to the Bloomberg U.S. 3-6 Month Treasury Bill Index.

The Adviser considers other factors when selecting the fund's investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, the Adviser considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, information on the fund's competitive universe and internal views of potential future market conditions.

In addition, the fund normally maintains a dollar-weighted average maturity of 0.75 years or less. As of August 31, 2021, the fund's dollar-weighted average maturity was approximately 0.7 years and the index's dollar-weighted average maturity was approximately 0.4 years. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.

The Adviser normally invests the fund's assets in fixed rate securities with a maximum maturity of two years or less and floating rate securities with a maximum maturity of three years or less.

The Adviser allocates the fund's assets among different market sectors (for example, corporate, asset-backed, or government securities) and different maturities based on its view of the relative value of each sector or maturity.

The Adviser will invest more than 25% of the fund's total assets in the financial services industries.

The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities, loans and loan participations, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.

Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Money market securities include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper, and U.S. Government securities. Certain issuers of U.S. Government securities, including Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include futures, options, forwards, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of an index, security, or other instrument or investment) and credit default swaps (buying or selling credit default protection).

Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. Payment and delivery take place after the customary settlement period.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund’s performance. The fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities. The discontinuation and replacement of London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another) and other benchmark rates may have a significant impact on the financial markets and may adversely impact a fund’s performance.

Foreign Exposure. Foreign securities, securities issued by U.S. entities with substantial foreign operations, and entities providing credit support or a maturity-shortening structure that are located in foreign countries can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Financial Services Concentration. Financial services companies are highly dependent on the supply of short-term financing and can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad. These events can significantly affect the price of issuers’ securities as well as their ability to make payments of principal or interest or otherwise meet obligations on securities or instruments for which they serve as guarantors or counterparties.

Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value.

Leverage Risk. Derivatives and forward-settling securities involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Forward-settling securities also involve the risk that a security will not be issued, delivered, or paid for when anticipated. Government legislation or regulation could affect the use of these transactions and could limit a fund's ability to pursue its investment strategies.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Other Investment Strategies

In addition to the principal investment strategies discussed above, the Adviser may invest the fund's assets in debt securities by investing in other funds.

The Adviser may also engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument, or components of the index underlying the derivative, and forward-settling securities. The fund's derivative investments may include futures contracts (both long and short positions) on securities and indexes. Depending on the Adviser's outlook and market conditions, the Adviser may engage in these transactions to increase or decrease the fund's exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index.

Fundamental Investment Policies

The following is fundamental, that is, subject to change only by shareholder approval:

Fidelity® Conservative Income Bond Fund seeks to obtain a high level of current income consistent with preservation of capital.

Shareholder Notice

The following is subject to change only upon 60 days' prior notice to shareholders:

Fidelity® Conservative Income Bond Fund normally invests at least 80% of assets in U.S. dollar-denominated money market and high quality investment-grade debt securities of all types, and repurchase agreements for those securities.

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

General Information

Information on Fidelity

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is one of the world's largest providers of financial services.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

Ways to Invest

Subject to the purchase and sale requirements stated in this prospectus, you may buy or sell shares through a Fidelity® brokerage account or a Fidelity® mutual fund account. If you buy or sell shares (other than by exchange) through a Fidelity® brokerage account, your transactions generally involve your Fidelity® brokerage core (a settlement vehicle included as part of your Fidelity® brokerage account).

If you do not currently have a Fidelity® brokerage account or a Fidelity® mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity® brokerage account or a Fidelity® mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares through a retirement account (such as an IRA or an account funded through salary deduction) or an investment professional. Retirement specialists are available at 1-800-544-4774 to answer your questions about Fidelity® retirement products. If you buy or sell shares through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares and the account features, policies, and fees may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may apply. For example, you may be charged a transaction fee if you buy or sell shares through a non-Fidelity broker or other investment professional.

Information on Placing Orders

You should include the following information with any order:

  Your name
  Your account number
  Type of transaction requested
  Name(s) of fund(s) and class(es)
  Dollar amount or number of shares

Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The fund generally invests in liquid money market and short-duration debt securities and the Adviser anticipates that shareholders may purchase and sell shares of the fund frequently. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive trading of fund shares and the fund accommodates frequent trading.

The fund has no limit on purchase or exchange transactions but may in its discretion restrict, reject, or cancel any purchases that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

There is no minimum balance or purchase minimum for fund shares offered through this prospectus.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediary. If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when fund shares are priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary. If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

A signature guarantee is designed to protect you and Fidelity from fraud. If you hold your shares in a Fidelity® mutual fund account and submit your request to Fidelity by mail, Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  When you wish to sell more than $100,000 worth of shares.
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.
  When you are requesting that redemption proceeds be paid to someone other than the account owner.
  In certain situations when the redemption proceeds are being transferred to a Fidelity® mutual fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity® Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  If you hold your shares in a Fidelity® mutual fund account and your redemption check remains uncashed for six months, the check may be invested in additional shares at the NAV next calculated on the day of the investment.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.

If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Converting Shares

You may convert Fidelity® Conservative Income Bond Fund shares to Institutional Class shares, a class of shares of the fund that is not offered through this prospectus, at any time, provided that you meet the eligibility requirements for Institutional Class. You may contact Fidelity by telephone or by mail to request a conversion.

Conversions to Institutional Class shares may not be available if your account is held through an investment professional or other financial intermediary, such as a bank, broker-dealer, insurance company, third-party administrator, or registered investment adviser. Please contact your investment professional or financial intermediary to determine if Institutional Class shares are available and to learn about other rules that may apply.

The fund may conduct periodic reviews of account balances and may convert your Fidelity® Conservative Income Bond Fund shares to Institutional Class shares if you meet the eligibility requirements for Institutional Class. Automatic conversions between Fidelity® Conservative Income Bond Fund shares and Institutional Class shares generally are not available to accounts held through investment professionals or other financial intermediaries.

If you no longer meet the minimum balance requirements for Institutional Class, for any reason, the fund may convert your Institutional Class shares to Fidelity® Conservative Income Bond Fund shares. Investors will be notified in writing before any such conversion to Fidelity® Conservative Income Bond Fund shares.

A conversion will be based on the respective NAVs of the two classes, without the imposition of any fees, on the trade date of the conversion. A conversion between share classes of the same fund is a non-taxable event.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares for shares of other Fidelity® funds.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.
  The shares you are acquiring by exchange must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums. Check each fund's prospectus for details.

Features and Policies

Features

The following features may be available to buy and sell shares of the fund or to move money to and from your account, depending on whether you are investing through a Fidelity® brokerage account or a Fidelity® mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

  To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.
  You can use electronic funds transfer to:
  Make periodic (automatic) purchases of Fidelity® fund shares or payments to your Fidelity® brokerage account.
  Make periodic (automatic) redemptions of Fidelity® fund shares or withdrawals from your Fidelity® brokerage account.

Wire: electronic money movement through the Federal Reserve wire system

  To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.

Automatic Transactions: periodic (automatic) transactions

  To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity® brokerage account or Fidelity® mutual fund account.
  To make contributions from a Fidelity® mutual fund account to a Fidelity® mutual fund IRA.
  To sell shares of a Fidelity® money market fund and simultaneously to buy shares of another Fidelity® fund in a Fidelity® mutual fund account.

Policies

The following apply to you as a shareholder.

Statements that Fidelity sends to you, if applicable, include the following:

  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semi-annual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-800-544-8544. We will begin sending individual copies to you within 30 days of receiving your call.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, the fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the fund related to opening the accounts. Your shares will be sold at the NAV, minus any applicable shareholder fees, calculated on the day Fidelity closes your fund position.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in October and December.

Earning Dividends

The fund processes purchase and redemption requests only on days it is open for business.

Shares generally begin to earn dividends on the first business day following the day of purchase.

Shares generally earn dividends until, but not including, the next business day following the day of redemption.

Exchange requests will be processed only when both funds are open for business.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available:

1. Reinvestment Option. Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Any capital gain distributions will be automatically reinvested in additional shares. Any dividends will be paid in cash.

3. Cash Option. Any dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Any dividends will be automatically invested in shares of another identically registered Fidelity® fund. Any capital gain distributions will be automatically invested in shares of another identically registered Fidelity® fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options may be available for every account and certain restrictions may apply. If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

If your dividend check(s) remains uncashed for six months, your check(s) may be invested in additional shares at the NAV next calculated on the day of the investment.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions

Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity® fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Taxes on Transactions

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2020, the Adviser had approximately $3.0 trillion in discretionary assets under management, and approximately $3.8 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2020, FMR UK had approximately $25.4 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2020, FMR H.K. had approximately $22.3 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. As of March 31, 2021, FMR Japan had approximately $7.8 billion in discretionary assets under management. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

David DeBiase is co-manager of the fund, which he has managed since October 2020. He also manages other funds. Since joining Fidelity Investments in 2006, Mr. DeBiase has worked as a trader and portfolio manager.

Robert Galusza is co-manager of the fund, which he has managed since November 2015. He also manages other funds. Since joining Fidelity Investments in 1987, Mr. Galusza has worked as a research analyst and portfolio manager.

Julian Potenza is co-manager of the fund, which he has managed since October 2017. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Potenza has worked as a research analyst and portfolio manager.

Maura Walsh is co-manager of the fund, which she has managed since October 2018. She also manages other funds. Since joining Fidelity Investments in 1995, Ms. Walsh has worked as a trader and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

The fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The Adviser pays all of the other expenses of the fund with certain exceptions.

The fund's annual management fee rate is 0.30% of its average net assets.

The Adviser pays FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended February 28, 2021.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes the fund's shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of fund shares. These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.

If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of a class's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity® funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity® funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Fidelity Conservative Income Bond Fund

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$10.07	$10.04	$10.04	$10.04	$10.03
Income from Investment Operations
Net investment income (loss)A	.029	.146	.247	.180	.106
Net realized and unrealized gain (loss)	(.019)	.031	–B	(.004)	.011
Total from investment operations	.010	.177	.247	.176	.117
Distributions from net investment income	(.028)	(.147)	(.247)	(.176)	(.105)
Distributions from net realized gain	(.002)	–	–	–	(.002)
Total distributions	(.030)	(.147)	(.247)	(.176)	(.107)
Net asset value, end of period	$10.05	$10.07	$10.04	$10.04	$10.04
Total ReturnC	.10%	1.77%	2.49%	1.77%	1.17%
Ratios to Average Net AssetsD,E
Expenses before reductions	.40%	.40%	.40%	.40%	.40%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	.29%	1.45%	2.46%	1.80%	1.06%
Supplemental Data
Net assets, end of period (000 omitted)	$2,010,520	$2,845,333	$2,757,403	$2,432,108	$1,818,466
Portfolio turnover rateF	62%G	56%	36%	40%	45%

ACalculated based on average shares outstanding during the period.

BAmount represents less than $.0005 per share.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

GPortfolio turnover rate excludes securities received or delivered in-kind.

Additional Index Information

Bloomberg U.S. 3-6 Month Treasury Bill Index is a market capitalization-weighted index of investment-grade, fixed-rate public obligations of the U.S. Treasury with remaining maturities from 3 up to (but not including) 6 months, excluding zero coupon strips.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-02105

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Fidelity Investments & Pyramid Design, FAST, and Directed Dividends are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.924085.112	FCV-PRO-1021

Fund/Ticker

Fidelity® Intermediate Bond Fund/FTHRX

Prospectus

October 30, 2021

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Fidelity® Intermediate Bond Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Exchanging Shares
Features and Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund:
Fidelity® Intermediate Bond Fund

Investment Objective

The fund seeks a high level of current income.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management fee	0.30%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.15%
Total annual operating expenses	0.45%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$46
3 years	$144
5 years	$252
10 years	$567

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 102% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing at least 80% of assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.
  Managing the fund to have similar overall interest rate risk to the Bloomberg U.S. Intermediate Government/Credit Bond Index.
  Normally maintaining a dollar-weighted average maturity between three and 10 years.
  Allocating assets across different market sectors and maturities.
  Investing in domestic and foreign issuers.
  Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
  Investing in lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default), options, and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.
  Investing in Fidelity's central funds (specialized investment vehicles used by Fidelity® funds to invest in particular security types or investment disciplines) consistent with the asset classes discussed above.

Principal Investment Risks
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
  Leverage Risk. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.
  High Portfolio Turnover. High portfolio turnover (more than 100%) may result in increased transaction costs and potentially higher capital gains or losses. The effects of higher than normal portfolio turnover may adversely affect the fund's performance.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	4.65%	June 30, 2020
Lowest Quarter Return	(1.99)%	December 31, 2016
Year-to-Date Return	(0.72)%	September 30, 2021

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Intermediate Bond Fund
Return Before Taxes	7.21%	3.96%	3.41%
Return After Taxes on Distributions	5.60%	2.84%	2.34%
Return After Taxes on Distributions and Sale of Fund Shares	4.49%	2.57%	2.18%
Bloomberg U.S. Intermediate Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	6.43%	3.64%	3.11%

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Robert Galusza (co-manager) has managed the fund since July 2009.

David DeBiase (co-manager) has managed the fund since October 2017.

Julian Potenza (co-manager) has managed the fund since October 2019.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

Fidelity® Intermediate Bond Fund seeks a high level of current income.

Principal Investment Strategies

The Adviser normally invests at least 80% of the fund's assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.

The Adviser uses the Bloomberg U.S. Intermediate Government/Credit Bond Index as a guide in structuring the fund and selecting its investments. The Adviser manages the fund to have similar overall interest rate risk to the index.

The Adviser considers other factors when selecting the fund's investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, the Adviser considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, information on the fund's competitive universe and internal views of potential future market conditions.

In addition, the fund normally maintains a dollar-weighted average maturity between three and 10 years. As of August 31, 2021, the fund's dollar-weighted average maturity was approximately 4.5 years and the index's dollar-weighted average maturity was approximately 4.5 years. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.

The Adviser allocates the fund's assets among different market sectors (for example, corporate, asset-backed, or government securities) and different maturities based on its view of the relative value of each sector or maturity.

The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

The Adviser may invest the fund's assets in lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).

The Adviser may engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument, or components of the index underlying the derivative, and forward-settling securities. The Adviser may invest a significant portion of the fund's assets in these types of investments. If the fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, options (including options on futures and swaps), and futures contracts (both long and short positions) on securities, other instruments, and indexes. Depending on the Adviser's outlook and market conditions, the Adviser may engage in these transactions to increase or decrease the fund's exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index.

To earn additional income for the fund, the Adviser may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.

The Adviser uses central funds to help invest the fund's assets. Central funds are specialized investment vehicles designed to be used by Fidelity® funds. Fidelity uses them to invest in particular security types or investment disciplines; for example, rather than buy bonds directly, the fund may invest in a central fund that buys bonds. Fidelity does not charge any additional management fees for central funds. Central funds offer exposure to some or all of the following types of investment-grade and lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds): corporate bonds, mortgage and other asset-backed securities, floating rate loans, and BB-rated securities. Central funds may also focus on other types of securities.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities (including collateralized loan obligations), loans and loan participations, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include futures, options, forwards, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of an index, security, or other instrument or investment) and credit default swaps (buying or selling credit default protection).

Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. When a fund does not already own or have the right to obtain securities equivalent in kind and amount, a commitment to sell securities is equivalent to a short sale. Payment and delivery take place after the customary settlement period.

Central funds are special types of investment vehicles created by Fidelity for use by Fidelity® funds and other advisory clients. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees. The investment results of the portions of the fund's assets invested in the central funds will be based upon the investment results of those funds.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund’s performance. The fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as mortgage securities and the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities. The discontinuation and replacement of London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another) and other benchmark rates may have a significant impact on the financial markets and may adversely impact a fund’s performance.

Foreign Exposure. Foreign securities and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) tend to be particularly sensitive to these changes.

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty.

Leverage Risk. Derivatives, forward-settling securities, and short sale transactions involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Forward-settling securities and short sale transactions also involve the risk that a security will not be issued, delivered, available for purchase, or paid for when anticipated. An increase in the market price of securities sold short will result in a loss. Government legislation or regulation could affect the use of these transactions and could limit a fund's ability to pursue its investment strategies.

High Portfolio Turnover. A fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to a fund, including brokerage commissions, dealer mark-ups, and other transaction costs on the sale of securities or reinvestment in other securities. The sale of a fund's securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect a fund's performance.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Other Investment Strategies

In addition to the principal investment strategies discussed above, the Adviser may invest in collateralized loan obligations.

Fundamental Investment Policies

The following is fundamental, that is, subject to change only by shareholder approval:

Fidelity® Intermediate Bond Fund seeks a high level of current income.

Shareholder Notice

The following is subject to change only upon 60 days' prior notice to shareholders:

Fidelity® Intermediate Bond Fund normally invests at least 80% of its assets in investment-grade debt securities of all types and repurchase agreements for those securities.

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of the underlying central funds in which the fund invests. Shares of underlying central funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

General Information

Information on Fidelity

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is one of the world's largest providers of financial services.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

Ways to Invest

Subject to the purchase and sale requirements stated in this prospectus, you may buy or sell shares through a Fidelity® brokerage account or a Fidelity® mutual fund account. If you buy or sell shares (other than by exchange) through a Fidelity® brokerage account, your transactions generally involve your Fidelity® brokerage core (a settlement vehicle included as part of your Fidelity® brokerage account).

If you do not currently have a Fidelity® brokerage account or a Fidelity® mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity® brokerage account or a Fidelity® mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares through a retirement account (such as an IRA or an account funded through salary deduction) or an investment professional. Retirement specialists are available at 1-800-544-4774 to answer your questions about Fidelity® retirement products. If you buy or sell shares through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares and the account features, policies, and fees may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may apply. For example, you may be charged a transaction fee if you buy or sell shares through a non-Fidelity broker or other investment professional.

Information on Placing Orders

You should include the following information with any order:

  Your name
  Your account number
  Type of transaction requested
  Name(s) of fund(s) and class(es)
  Dollar amount or number of shares

Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) systematic withdrawal and/or contribution programs, (ii) mandatory retirement distributions, (iii) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts, (iv) transactions within a qualified advisory program, and (v) transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds.

A qualified advisory program is one that demonstrates to Fidelity that the program has investment strategies and trading policies designed to protect the interests of long-term investors and meets specific criteria outlined by Fidelity.

A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the fund's Treasurer.

Fidelity may choose not to monitor transactions below certain dollar value thresholds.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Other Information about the Excessive Trading Policy

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

There is no minimum balance or purchase minimum for fund shares.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediary. If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when fund shares are priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary. If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

A signature guarantee is designed to protect you and Fidelity from fraud. If you hold your shares in a Fidelity® mutual fund account and submit your request to Fidelity by mail, Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  When you wish to sell more than $100,000 worth of shares.
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.
  When you are requesting that redemption proceeds be paid to someone other than the account owner.
  In certain situations when the redemption proceeds are being transferred to a Fidelity® mutual fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity® Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
  If you hold your shares in a Fidelity® mutual fund account and you sell shares by writing a check, if available, and the amount of the check is greater than the value of your fund position, your check will be returned to you and you may be subject to additional charges.
  You will not receive interest on amounts represented by uncashed redemption checks.
  If you hold your shares in a Fidelity® mutual fund account and your redemption check remains uncashed for six months, the check may be invested in additional shares at the NAV next calculated on the day of the investment.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.

If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares for shares of other Fidelity® funds.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.
  The shares you are acquiring by exchange must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums. Check each fund's prospectus for details.

Features and Policies

Features

The following features may be available to buy and sell shares of the fund or to move money to and from your account, depending on whether you are investing through a Fidelity® brokerage account or a Fidelity® mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

  To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.
  You can use electronic funds transfer to:
  Make periodic (automatic) purchases of Fidelity® fund shares or payments to your Fidelity® brokerage account.
  Make periodic (automatic) redemptions of Fidelity® fund shares or withdrawals from your Fidelity® brokerage account.

Wire: electronic money movement through the Federal Reserve wire system

  To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.

Automatic Transactions: periodic (automatic) transactions

  To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity® brokerage account or Fidelity® mutual fund account.
  To make contributions from a Fidelity® mutual fund account to a Fidelity® mutual fund IRA.
  To sell shares of a Fidelity® money market fund and simultaneously to buy shares of another Fidelity® fund in a Fidelity® mutual fund account.

Checkwriting

  To sell Fidelity® fund shares from your Fidelity® mutual fund account (only if checkwriting was set up on your account prior to July 31, 2004).

Policies

The following apply to you as a shareholder.

Statements that Fidelity sends to you, if applicable, include the following:

  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semi-annual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-800-544-8544. We will begin sending individual copies to you within 30 days of receiving your call.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, the fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the fund related to opening the accounts. Your shares will be sold at the NAV, minus any applicable shareholder fees, calculated on the day Fidelity closes your fund position.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in October and December.

Earning Dividends

The fund processes purchase and redemption requests only on days it is open for business.

Shares generally begin to earn dividends on the first business day following the day of purchase.

Shares generally earn dividends until, but not including, the next business day following the day of redemption.

Exchange requests will be processed only when both funds are open for business.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available:

1. Reinvestment Option. Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Any capital gain distributions will be automatically reinvested in additional shares. Any dividends will be paid in cash.

3. Cash Option. Any dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Any dividends will be automatically invested in shares of another identically registered Fidelity® fund. Any capital gain distributions will be automatically invested in shares of another identically registered Fidelity® fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options may be available for every account and certain restrictions may apply. If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

If your dividend check(s) remains uncashed for six months, your check(s) may be invested in additional shares at the NAV next calculated on the day of the investment.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions

Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity® fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Taxes on Transactions

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2020, the Adviser had approximately $3.0 trillion in discretionary assets under management, and approximately $3.8 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2020, FMR UK had approximately $25.4 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2020, FMR H.K. had approximately $22.3 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. As of March 31, 2021, FMR Japan had approximately $7.8 billion in discretionary assets under management. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

David DeBiase is co-manager of the fund, which he has managed since October 2017. He also manages other funds. Since joining Fidelity Investments in 2006, Mr. DeBiase has worked as a trader and portfolio manager.

Robert Galusza is co-manager of the fund, which he has managed since July 2009. He also manages other funds. Since joining Fidelity Investments in 1987, Mr. Galusza has worked as a research analyst and portfolio manager.

Julian Potenza is co-manager of the fund, which he has managed since October 2019. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Potenza has worked as a research analyst and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

The fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of a group of mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For August 2021, the group fee rate was 0.10%. The individual fund fee rate is 0.20%.

The total management fee for the fiscal year ended August 31, 2021, was 0.30% of the fund's average net assets. Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.

The Adviser pays FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended February 28, 2021.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

FDC distributes the fund's shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of fund shares. These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.

If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity® funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity® funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Fidelity Intermediate Bond Fund

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$11.58	$11.16	$10.58	$10.95	$11.07
Income from Investment Operations
Net investment income (loss)A	.199	.267	.292	.263	.261
Net realized and unrealized gain (loss)	(.102)	.413	.560	(.380)	(.142)
Total from investment operations	.097	.680	.852	(.117)	.119
Distributions from net investment income	(.196)	(.260)	(.272)	(.253)	(.239)
Distributions from net realized gain	(.241)	–	–	–	–
Total distributions	(.437)	(.260)	(.272)	(.253)	(.239)
Net asset value, end of period	$11.24	$11.58	$11.16	$10.58	$10.95
Total ReturnB	.86%	6.18%	8.18%	(1.07)%	1.11%
Ratios to Average Net AssetsC,D
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	1.76%	2.37%	2.72%	2.46%	2.40%
Supplemental Data
Net assets, end of period (in millions)	$3,914	$2,958	$2,717	$2,719	$3,065
Portfolio turnover rateE	102%	99%	34%	49%	59%

ACalculated based on average shares outstanding during the period.

BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

CFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

DExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

EAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Additional Index Information

Bloomberg U.S. Intermediate Government/Credit Bond Index is a market value-weighted index of investment-grade fixed-rate debt securities with maturities from one up to (but not including) ten years from the U.S. Treasury, U.S. Government-Related, and U.S. Corporate Indexes.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-02105

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Fidelity Investments & Pyramid Design, FAST, and Directed Dividends are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.704234.126	IBF-PRO-1021

Fidelity® Investment Grade Bond Fund
Class/Ticker
Fidelity Advisor® Investment Grade Bond Fund
A/FGBAX	M/FGBTX	C/FGBCX	I/FGBPX	Z/FIKQX

Prospectus

October 30, 2021

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Fidelity® Investment Grade Bond Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Converting Shares
Exchanging Shares
Rollover IRAs
Account Features and Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information
Sales Charge Waiver Policies Applied by Certain Intermediaries

Fund Summary

Fund/Class:
Fidelity® Investment Grade Bond Fund/Fidelity Advisor® Investment Grade Bond Fund A, M, C, I, Z

Investment Objective

The fund seeks a high level of current income.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund. In addition to the fees and expenses described below, your broker may also require you to pay brokerage commissions on purchases and sales of certain share classes of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or certain other Fidelity® funds. More information about these and other discounts is available from your investment professional and in the "Fund Distribution" section beginning on page 31 of the prospectus. Different intermediaries may provide additional waivers or reductions of the sales charge. Please see “Sales Charge Waiver Policies Applied by Certain Intermediaries” in the “Appendix” section of the prospectus.

Shareholder fees

(fees paid directly from your investment)
	Class A	Class M	Class C	Class I	Class Z
Maximum sales charge (load) on purchases (as a % of offering price)	4.00%	4.00%	None	None	None
Maximum contingent deferred sales charge (as a % of the lesser of original purchase price or redemption proceeds)	None(a)	None(a)	1.00%(b)	None	None

(a)Class A and Class M purchases of $1 million or more will not be subject to a front-end sales charge. Such Class A and Class M purchases may be subject, upon redemption, to a contingent deferred sales charge (CDSC) of 0.75% or 0.25%, respectively.

(b)On Class C shares redeemed less than one year after purchase.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
	Class A	Class M	Class C	Class I	Class Z
Management fee	0.30%	0.30%	0.30%	0.30%	0.30%
Distribution and/or Service (12b-1) fees	0.25%	0.25%	1.00%	None	None
Other expenses	0.20%	0.19%	0.22%	0.19%	0.10%
Total annual operating expenses	0.75%	0.74%	1.52%	0.49%	0.40%
Fee waiver and/or expense reimbursement	None	None	None	None	0.04%(a)
Total annual operating expenses after fee waiver and/or expense reimbursement	0.75%	0.74%	1.52%	0.49%	0.36%

(a)Fidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse Class Z of the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets, exceed 0.36% (the Expense Cap). If at any time during the current fiscal year expenses for Class Z of the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through December 31, 2022 . FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated and if you hold your shares:

	Class A		Class M		Class C		Class I		Class Z
	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
1 year	$474	$474	$473	$473	$255	$155	$50	$50	$37	$37
3 years	$630	$630	$627	$627	$480	$480	$157	$157	$123	$123
5 years	$800	$800	$795	$795	$829	$829	$274	$274	$219	$219
10 years	$1,293	$1,293	$1,282	$1,282	$1,604	$1,604	$616	$616	$500	$500

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing at least 80% of assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.
  Managing the fund to have similar overall interest rate risk to the Bloomberg U.S. Aggregate Bond Index.
  Allocating assets across different market sectors and maturities.
  Investing in domestic and foreign issuers.
  Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
  Investing in lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default), options, and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.
  Investing in Fidelity's central funds (specialized investment vehicles used by Fidelity® funds to invest in particular security types or investment disciplines) consistent with the asset classes discussed above.

Principal Investment Risks
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
  Leverage Risk. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit institutional.fidelity.com for more recent performance information.

Year-by-Year Returns

The returns in the bar chart do not reflect any applicable sales charges; if sales charges were reflected, returns would be lower than those shown.

During the periods shown in the chart for Class A:	Returns	Quarter ended
Highest Quarter Return	5.52%	June 30, 2020
Lowest Quarter Return	(2.82)%	June 30, 2013
Year-to-Date Return	(1.21)%	September 30, 2021

Average Annual Returns

Unlike the returns in the bar chart, the returns in the table reflect the maximum applicable sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. After-tax returns for Class A are shown in the table below and after-tax returns for other classes will vary. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Past 10 years	Inception Date
Class A - Return Before Taxes	5.20%	4.46%	3.69%	—
Return After Taxes on Distributions	3.42%	3.32%	2.64%	—
Return After Taxes on Distributions and Sale of Fund Shares	3.18%	2.94%	2.39%	—
Class M - Return Before Taxes	5.32%	4.45%	3.66%	—
Class C - Return Before Taxes	7.73%	4.51%	3.32%	—
Class I - Return Before Taxes	9.98%	5.60%	4.40%	—
Class Z - Return Before Taxes	9.99%	9.31%(a)	—	October 2, 2018
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.51%	4.44%	3.84%

(a)Since inception October 2, 2018.

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Jeffrey Moore (co-manager) has managed the fund since December 2004.

Michael Plage (co-manager) has managed the fund since October 2016.

Purchase and Sale of Shares

You may buy or sell shares through a retirement account or through an investment professional. You may buy or sell shares in various ways:

Internet

institutional.fidelity.com

Phone

To reach a Fidelity representative 1-877-208-0098

Mail

Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081	Overnight Express: Fidelity Investments 100 Crosby Parkway Covington, KY 41015

Class I and Class Z eligibility requirements are listed in the "Additional Information about the Purchase and Sale of Shares" section of the prospectus.

The price to buy one share of Class A or Class M is its offering price, if you pay a front-end sales charge, or its net asset value per share (NAV), if you qualify for a front-end sales charge waiver. The price to buy one share of Class C, Class I, or Class Z is its NAV. Shares will be bought at the offering price or NAV, as applicable, next calculated after an order is received in proper form.

The price to sell one share of Class A, Class M, or Class C is its NAV, minus any applicable contingent deferred sales charge (CDSC). The price to sell one share of Class I or Class Z is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form, minus any applicable CDSC.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

Fidelity® Investment Grade Bond Fund seeks a high level of current income.

Principal Investment Strategies

The Adviser normally invests at least 80% of the fund's assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.

The Adviser uses the Bloomberg U.S. Aggregate Bond Index as a guide in structuring the fund and selecting its investments. The Adviser manages the fund to have similar overall interest rate risk to the index.

The Adviser considers other factors when selecting the fund's investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, the Adviser considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, information on the fund's competitive universe and internal views of potential future market conditions.

The Adviser allocates the fund's assets among different market sectors (for example, corporate, asset-backed, or government securities) and different maturities based on its view of the relative value of each sector or maturity.

The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

The Adviser may invest up to 10% of the fund's assets in lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).

The Adviser may engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument, or components of the index underlying the derivative, and forward-settling securities. The Adviser may invest a significant portion of the fund's assets in these types of investments. If the fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, options (including options on futures and swaps), and futures contracts (both long and short positions) on securities, other instruments, and indexes. Depending on the Adviser's outlook and market conditions, the Adviser may engage in these transactions to increase or decrease the fund's exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index.

To earn additional income for the fund, the Adviser may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.

The Adviser uses central funds to help invest the fund's assets. Central funds are specialized investment vehicles designed to be used by Fidelity® funds. Fidelity uses them to invest in particular security types or investment disciplines; for example, rather than buy bonds directly, the fund may invest in a central fund that buys bonds. Fidelity does not charge any additional management fees for central funds. Central funds offer exposure to some or all of the following types of investment-grade and lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds): corporate bonds, mortgage and other asset-backed securities, floating rate loans, and BB-rated securities. Central funds may also focus on other types of securities.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities (including collateralized loan obligations), loans and loan participations, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include futures, options, forwards, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of an index, security, or other instrument or investment) and credit default swaps (buying or selling credit default protection).

Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. When a fund does not already own or have the right to obtain securities equivalent in kind and amount, a commitment to sell securities is equivalent to a short sale. Payment and delivery take place after the customary settlement period.

Central funds are special types of investment vehicles created by Fidelity for use by Fidelity® funds and other advisory clients. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees. The investment results of the portions of the fund's assets invested in the central funds will be based upon the investment results of those funds.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund’s performance. The fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as mortgage securities and the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities. The discontinuation and replacement of London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another) and other benchmark rates may have a significant impact on the financial markets and may adversely impact a fund’s performance.

Foreign Exposure. Foreign securities and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) tend to be particularly sensitive to these changes.

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty.

Leverage Risk. Derivatives, forward-settling securities, and short sale transactions involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Forward-settling securities and short sale transactions also involve the risk that a security will not be issued, delivered, available for purchase, or paid for when anticipated. An increase in the market price of securities sold short will result in a loss. Government legislation or regulation could affect the use of these transactions and could limit a fund's ability to pursue its investment strategies.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Other Investment Strategies

In addition to the principal investment strategies discussed above, the Adviser may invest in collateralized loan obligations.

Fundamental Investment Policies

The following is fundamental, that is, subject to change only by shareholder approval:

Fidelity® Investment Grade Bond Fund seeks a high level of current income.

Shareholder Notice

The following is subject to change only upon 60 days' prior notice to shareholders:

Fidelity® Investment Grade Bond Fund normally invests at least 80% of its assets in investment-grade debt securities of all types and repurchase agreements for those securities.

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of the underlying central funds in which the fund invests. Shares of underlying central funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

General Information

Ways to Invest

You may buy or sell shares through a retirement account or an investment professional. When you invest through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares and the account features, policies, and fees may differ. Additional fees may apply to your investment in shares, including a transaction fee if you buy or sell shares through a broker or other investment professional. Your broker may also require you to pay brokerage commissions on purchases and sales of certain share classes of the fund.

Information on Placing Orders

You should include the following information with any order:

  Your name
  Your account number
  Type of transaction requested
  Name(s) of fund(s) and class(es)
  Dollar amount or number of shares

Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) systematic withdrawal and/or contribution programs, (ii) mandatory retirement distributions, (iii) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts, (iv) transactions within a qualified advisory program, and (v) transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds.

A qualified advisory program is one that demonstrates to Fidelity that the program has investment strategies and trading policies designed to protect the interests of long-term investors and meets specific criteria outlined by Fidelity.

A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the fund's Treasurer.

Fidelity may choose not to monitor transactions below certain dollar value thresholds.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Other Information about the Excessive Trading Policy

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

Each class of the fund has different expenses and features, as described in the applicable prospectus. Investors eligible to purchase one class of shares may also be eligible to purchase other classes of shares of the fund. Your investment professional, as applicable, can help you choose the class of shares that best suits your investment needs. However, plan participants may purchase only the classes of shares that are eligible for sale and available through their plan. Certain classes may have higher expenses than those offered by the plan.

Additional Information Regarding Class I Eligibility

Class I shares are offered to:

1. Employee benefit plans investing through an intermediary and employee benefit plans not recordkept by Fidelity. For this purpose, employee benefit plans generally include profit sharing, 401(k), and 403(b) plans, but do not include: IRAs; SIMPLE, SEP, or SARSEP plans; plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans); health savings accounts; or plans investing through the Fidelity Advisor® 403(b) program;

2. Insurance company separate accounts;

3. Broker-dealer, registered investment adviser, insurance company, trust institution and bank trust department managed account programs that charge an asset-based fee;

4. Current or former Trustees or officers of a Fidelity® fund or current or retired officers, directors, or regular employees of FMR LLC or FIL Limited or their direct or indirect subsidiaries (Fidelity Trustee or employee), spouses of Fidelity Trustees or employees, Fidelity Trustees or employees acting as a custodian for a minor child, persons acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee, or employee benefit plans sponsored by FMR LLC or an affiliate;

5. Any state, county, or city, or any governmental instrumentality, department, authority or agency;

6. Charitable organizations (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) or charitable remainder trusts or life income pools established for the benefit of a charitable organization;

7. Qualified tuition programs for which Fidelity serves as investment manager, or mutual funds managed by Fidelity or other parties;

8. Employer-sponsored health savings accounts investing through an intermediary;

9. Former Destiny® Planholders who exchange, or have exchanged, from Class O to Class I of Fidelity Advisor® funds;

10. Investors who purchase shares through brokerage programs of certain brokers acting solely as agents for their customers and that have entered into an agreement with the distributor to offer Class I shares through such programs. An investor transacting in such programs may be required to pay a commission and/or other forms of compensation to the broker; and

11. Investors whose account is no longer associated with a financial intermediary and whose shares were exchanged by Fidelity from Class A, Class M, or Class C of the fund to Class I shares of the same fund; only in certain employee benefit plan accounts may such investors add to their position in Class I.

Investors may be able to purchase Class I in other circumstances. Please contact Fidelity or your investment professional for more information about Class I shares.

Additional Information Regarding Class Z Eligibility

Class Z shares are offered to:

1. Employee benefit plans investing through an intermediary and employee benefit plans not recordkept by Fidelity. For this purpose, employee benefit plans generally include profit sharing, 401(k), and 403(b) plans, but do not include: IRAs; SIMPLE, SEP, or SARSEP plans; plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans); health savings accounts; or plans investing through the Fidelity Advisor® 403(b) program;

2. Broker-dealer, registered investment adviser, insurance company, trust institution and bank trust department managed account programs that charge an asset-based fee;

3. Investors who purchase shares through brokerage programs of certain brokers acting solely as agents for their customers and that have entered into an agreement with the distributor to offer Class Z shares through such programs. An investor transacting in such programs may be required to pay a commission and/or other forms of compensation to the broker;

4. Mutual funds dedicated for use in Fidelity’s managed account programs, and investment vehicles dedicated for use by the Fidelity Investments Charitable Gift Fund, for which Fidelity serves as investment manager; and

5. Employee benefit plans sponsored by FMR LLC or an affiliate.

Investors may be able to purchase Class Z in other circumstances. Please contact Fidelity or your investment professional for more information about Class Z shares.

There is no minimum balance or purchase minimum for fund shares.

Price to Buy

The price to buy one share of Class A or Class M is its offering price or its NAV, depending on whether you pay a front-end sales charge.

The price to buy one share of Class C, Class I, or Class Z is its NAV. Class C shares are sold without a front-end sales charge, but may be subject to a CDSC upon redemption. Class I and Class Z shares are sold without a sales charge.

If you pay a front-end sales charge, your price will be Class A's or Class M's offering price. When you buy Class A or Class M shares at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in Class A or Class M shares of the fund. If you qualify for a front-end sales charge waiver, your price will be Class A's or Class M's NAV.

The offering price of Class A or Class M is its NAV plus the sales charge. The offering price is calculated by dividing Class A's or Class M's NAV by the difference between one and the applicable front-end sales charge percentage and rounding to the nearest cent.

The dollar amount of the sales charge for Class A or Class M is the difference between the offering price of the shares purchased and the NAV of those shares. Since the offering price per share is calculated to the nearest cent using standard rounding criteria, the percentage sales charge you actually pay may be higher or lower than the sales charge percentages shown in this prospectus due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

Shares will be bought at the offering price or NAV, as applicable, next calculated after an order is received in proper form.

It is the responsibility of your investment professional to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the offering price or NAV, as applicable, next calculated after the order is received by the authorized intermediary. If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Shares can be bought or sold through investment professionals using an automated order placement and settlement system that guarantees payment for orders on a specified date.

Certain financial institutions that meet creditworthiness criteria established by FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than close of business on the next business day. If payment is not received by that time, the order will be canceled and the financial institution will be liable for any losses.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share of Class A, Class M, or Class C is its NAV, minus any applicable CDSC. The price to sell one share of Class I or Class Z is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form, minus any applicable CDSC. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

It is the responsibility of your investment professional to transmit your order to sell shares to Fidelity before the close of business on the day you place your order.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary, minus any applicable CDSC. If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

A signature guarantee is designed to protect you and Fidelity from fraud. Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  When you wish to sell more than $100,000 worth of shares.
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.
  When you are requesting that redemption proceeds be paid to someone other than the account owner.
  In certain situations when the redemption proceeds are being transferred to a Fidelity® account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Class Z:

When your relationship with your managed account provider is terminated, your shares may be sold at the NAV next calculated, in which case the redemption proceeds will remain in your account pending your instruction.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.

If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Converting Shares

The fund will automatically convert your class of shares of the fund to Class Z shares, if Class Z of the fund is available under your plan.

The fund may convert your Class Z shares to another class of shares of the fund, including classes of shares not offered in this prospectus that are available under your plan, if your plan is no longer eligible to offer Class Z. Information on the other classes of shares of the fund can be found in that class’s prospectus. Investors will be notified in writing before any such conversion to another class.

A conversion will be based on the respective NAVs of the two classes, without the imposition of any fees, on the trade date of the conversion. A conversion between share classes of the same fund is a non-taxable event.

Conversion Feature. After a maximum of eight years from the initial date of purchase, Class C shares convert automatically to Class A shares of a fund. Conversion to Class A shares will be made at NAV. At the time of conversion, a portion of the Class C shares bought through the reinvestment of dividends or capital gains (Dividend Shares) will also convert to Class A shares. The portion of Dividend Shares that will convert is determined by the ratio of your converting Class C non-Dividend Shares to your total Class C non-Dividend Shares. A fund may convert shares sooner in certain circumstances. A shorter holding period may also apply depending on your intermediary. Please see "Sales Charge Waiver Policies Applied by Certain Intermediaries" in the "Appendix" section of this prospectus. A fund will permit an intermediary to transition Class C shares to Class A shares of the same fund, regardless of holding period, if the intermediary is unable to administer this conversion policy. Such transitions to Class A shares will be made at NAV minus any applicable CDSC.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a Class A shareholder, you have the privilege of exchanging Class A shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares at NAV or for Daily Money Class shares of Fidelity® funds that offer Daily Money Class shares.

As a Class M shareholder, you have the privilege of exchanging Class M shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares at NAV or for Advisor M Class shares of Fidelity® Government Money Market Fund. If you purchased your Class M shares through certain investment professionals that have signed an agreement with FDC, you also have the privilege of exchanging your Class M shares for shares of Fidelity® Capital Appreciation Fund.

As a Class C shareholder, you have the privilege of exchanging Class C shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares or for Advisor C Class shares of Fidelity® Treasury Money Market Fund.

As a Class I shareholder, you have the privilege of exchanging Class I shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares or for shares of Fidelity® funds.

As a Class Z shareholder, you have the privilege of exchanging Class Z shares for the same class of shares of other Fidelity® funds that offer Advisor classes of shares or Class Z shares of other Fidelity® funds available through your employee benefit plan, or if the Fidelity® fund does not offer Class Z shares, then other classes of the Fidelity® fund that are available through your plan.

Through your investment professional, you may also move between certain share classes of the same fund. For more information, see the statement of additional information (SAI) or consult your investment professional.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  An exchange of shares is not subject to any applicable CDSCs.
  Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.
  The shares you are acquiring by exchange must be available for sale in your state.
  Exchanges may have tax consequences for you if you own shares in a taxable account.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums. Check each fund's prospectus for details.

Rollover IRAs

Class Z shares generally are not available to IRA rollover accounts. Assets from retirement plans may be invested in other class(es) of shares of the fund through an IRA rollover, including class(es) of shares not offered in this prospectus. Each class of the fund has different expenses and features and may have higher expenses than Class Z shares. Information on the other class(es) of shares of the fund, including any class expenses and features, can be found in the applicable class’s prospectus. Please contact your investment professional for more information.

Account Features and Policies

Features

The following features may be available to buy and sell shares of the fund. Visit institutional.fidelity.com or contact your investment professional for more information.

Electronic Funds Transfer (Fidelity Advisor Money Line®): electronic money movement through the Automated Clearing House

  To transfer money between a bank account and your fund account.
  You can use electronic funds transfer to:
  Make periodic (automatic) purchases of shares.
  Make periodic (automatic) redemptions of shares.

Wire: electronic money movement through the Federal Reserve wire system

  To transfer money between a bank account and your fund account.

Automatic Transactions: periodic (automatic) transactions

  To make contributions from your fund account to your Fidelity Advisor® IRA.
  To sell shares of a Fidelity® money market fund and simultaneously to buy shares of a Fidelity® fund that offers Advisor classes of shares.

Policies

The following apply to you as a shareholder.

Statements that Fidelity sends to you, if applicable, include the following:

  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semi-annual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-877-208-0098. We will begin sending individual copies to you within 30 days of receiving your call.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, the fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the fund related to opening the accounts. Your shares will be sold at the NAV, minus any applicable shareholder fees, calculated on the day Fidelity closes your fund position.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in October and December.

Earning Dividends

The fund processes purchase and redemption requests only on days it is open for business.

When you buy shares, your method of payment will determine when dividends begin to accrue. For example, shares purchased through an investment professional using the National Securities Clearing Corporation generally begin to earn dividends on the day the fund receives payment for those shares. Shares purchased through an investment professional by any other method generally begin to earn dividends on the first business day following the day the fund receives payment. If you purchase your shares directly from the fund by check or wire, those shares generally begin to earn dividends on the first business day following the day you placed your purchase order.

Shares sold through an investment professional using the National Securities Clearing Corporation generally earn dividends until, but not including, the day redemption proceeds are processed. Shares sold through an investment professional by any other method generally earn dividends until, but not including, the first business day following the day redemption proceeds are processed. Shares sold other than through an investment professional generally earn dividends until, but not including, the first business day following the day of redemption.

Exchange requests will be processed only when both funds are open for business.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available:

1. Reinvestment Option. Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Any capital gain distributions will be automatically reinvested in additional shares. Any dividends will be paid in cash.

3. Cash Option. Any dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Any dividends will be automatically invested in the same class of shares of another identically registered Fidelity® fund. Any capital gain distributions will be automatically invested in the same class of shares of another identically registered Fidelity® fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options may be available for every account and certain restrictions may apply. If the option you prefer is not listed on your account application, or if you want to change your current option, contact your investment professional directly or call Fidelity.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Any dividends and capital gain distributions paid to retirement plan participants will be automatically reinvested.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions

Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in the same class of shares of another Fidelity® fund that offers Advisor classes of shares or shares of Fidelity® funds, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).

Taxes on Transactions

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Exchanges within a tax-advantaged retirement plan account will not result in a capital gain or loss for federal tax purposes. Please consult your tax advisor regarding the tax treatment of distributions from a tax-advantaged retirement plan account.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2020, the Adviser had approximately $3.0 trillion in discretionary assets under management, and approximately $3.8 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2020, FMR UK had approximately $25.4 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2020, FMR H.K. had approximately $22.3 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. As of March 31, 2021, FMR Japan had approximately $7.8 billion in discretionary assets under management. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

Jeffrey Moore is co-manager of the fund, which he has managed since December 2004. He also manages other funds. Since joining Fidelity Investments in 1995, Mr. Moore has worked as a research analyst and portfolio manager.

Michael Plage is co-manager of the fund, which he has managed since October 2016. He also manages other funds. Since joining Fidelity Investments in 2005, Mr. Plage has worked as a trader and portfolio manager.

The SAI provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

The fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of a group of mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For August 2021, the group fee rate was 0.10%. The individual fund fee rate is 0.20%.

The total management fee for the fiscal year ended August 31, 2021, was 0.30% of the fund's average net assets. Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.

The Adviser pays FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended February 28, 2021.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes each class's shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for their services intended to result in the sale of class shares, including compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses for Class Z shares. This compensation may take the form of (as applicable):

  Sales charges and concessions (not applicable to Class I and Class Z shares).
  Distribution and/or service (12b-1) fees (not applicable to Class I and Class Z shares).
  Finder's fees (not applicable to Class C, Class I, and Class Z shares).
  Payments for additional distribution-related activities and/or shareholder services.
  Payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary.

These payments are described in more detail in this section and in the SAI. Please speak with your investment professional to learn more about any payments his or her firm may receive from the Adviser, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

You may pay a sales charge when you buy or sell your Class A, Class M, and Class C shares.

FDC collects the sales charge.

As described in detail in this section, you may be entitled to a waiver of your sales charge, or to pay a reduced sales charge, when you buy or sell Class A, Class M, and Class C shares. In the event of changes in sales charges, sales charges, if any, in effect at the time of purchase generally will apply.

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a fund or through an intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC (back-end) waivers. Please see “Sales Charge Waiver Policies Applied by Certain Intermediaries” in the “Appendix” section of the prospectus. In all instances, it is the purchaser’s responsibility to notify a fund or the purchaser’s intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from a fund or through another intermediary to receive these waivers or discounts.

The front-end sales charge will be reduced for purchases of Class A and Class M shares according to the sales charge schedules below.

Sales Charges and Concessions - Class A

	Sales Charge
	As a % of offering price(a)	As an approximate % of net amount invested(a)	Investment professional concession as % of offering price
Less than $50,000(b)	4.00%	4.17%	3.75%
$50,000 but less than $100,000	3.75%	3.90%	3.50%
$100,000 but less than $250,000	3.00%	3.09%	2.75%
$250,000 but less than $500,000	2.25%	2.30%	2.00%
$500,000 but less than $1,000,000	1.75%	1.78%	1.50%
$1,000,000 but less than $4,000,000	None	None	0.75%(c)
$4,000,000 but less than $25,000,000	None	None	0.50%(c)
$25,000,000 or more	None	None	0.25%(c)

(a)The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

(b)Purchases of $10.00 or less will not pay a sales charge.

(c)Certain conditions and exceptions apply. See "Fund Services - Fund Distribution - Finder's Fees."

Investments in Class A shares of $1 million or more may, upon redemption less than 18 months after purchase, for any reason, be assessed a CDSC of 0.75%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

When exchanging Class A shares of one fund for Class A shares of another Fidelity® fund that offers Advisor classes of shares or Daily Money Class shares of another Fidelity® fund that offers Daily Money Class shares, your Class A shares retain the CDSC schedule in effect when they were originally bought.

Sales Charges and Concessions - Class M

	Sales Charge
	As a % of offering price(a)	As an approximate % of net amount invested(a)	Investment professional concession as % of offering price
Less than $50,000(b)	4.00%	4.17%	3.75%
$50,000 but less than $100,000	3.75%	3.90%	3.50%
$100,000 but less than $250,000	3.00%	3.09%	2.75%
$250,000 but less than $500,000	2.25%	2.30%	2.00%
$500,000 but less than $1,000,000	1.75%	1.78%	1.50%
$1,000,000 or more	None	None	0.25%(c)

(a)The actual sales charge you pay may be higher or lower than those calculated using these percentages due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

(b)Purchases of $10.00 or less will not pay a sales charge.

(c)Certain conditions and exceptions apply. See "Fund Services - Fund Distribution - Finder's Fees."

Investments in Class M shares of $1 million or more may, upon redemption less than one year after purchase, for any reason, be assessed a CDSC of 0.25%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

When exchanging Class M shares of one fund for Class M shares of another Fidelity® fund that offers Advisor classes of shares or Advisor M Class shares of Fidelity® Government Money Market Fund, your Class M shares retain the CDSC schedule in effect when they were originally bought.

Class A or Class M shares purchased by an individual or company through the Combined Purchase, Rights of Accumulation, or Letter of Intent program may receive a reduced front-end sales charge according to the sales charge schedules above. To qualify for a Class A or Class M front-end sales charge reduction under one of these programs, you must notify Fidelity in advance of your purchase.

Combined Purchase, Rights of Accumulation, and Letter of Intent Programs. The following qualify as an "individual" or "company" for the purposes of determining eligibility for the Combined Purchase and Rights of Accumulation program: an individual, spouse, and their children under age 21 purchasing for his/her or their own account; a trustee, administrator, or other fiduciary purchasing for a single trust estate or a single fiduciary account or for a single or parent-subsidiary group of "employee benefit plans" (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)) and 403(b) programs; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code). The following qualify as an "individual" or "company" for the purposes of determining eligibility for the Letter of Intent program: an individual, spouse, and their children under age 21 purchasing for his/her or their own account; a trustee, administrator, or other fiduciary purchasing for a single trust estate or a single fiduciary account (except SEP and SARSEP plans and plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans)); an IRA or plans covering sole-proprietors (formerly Keogh/H.R. 10 plans); plans investing through the Fidelity Advisor® 403(b) program; and tax-exempt organizations (as defined in Section 501(c)(3) of the Internal Revenue Code).

Combined Purchase. To receive a Class A or Class M front-end sales charge reduction, if you are a new shareholder, you may combine your purchase of Class A or Class M shares with purchases of: (i) Class A, Class M, and Class C shares of any Fidelity® fund that offers Advisor classes of shares, (ii) Advisor C Class shares of Fidelity® Treasury Money Market Fund, and (iii) Class A Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor® 529 Plan. Purchases may be aggregated across multiple intermediaries on the same day for the purpose of qualifying for the Combined Purchase program.

Rights of Accumulation. To receive a Class A or Class M front-end sales charge reduction, if you are an existing shareholder, you may add to your purchase of Class A or Class M shares the current value of your holdings in: (i) Class A, Class M, and Class C shares of any Fidelity® fund that offers Advisor classes of shares, (ii) Advisor C Class shares of Fidelity® Treasury Money Market Fund, (iii) Daily Money Class shares of a fund that offers Daily Money Class shares acquired by exchange from any Fidelity® fund that offers Advisor classes of shares, (iv) Class O shares of Fidelity Advisor® Diversified Stock Fund and Fidelity Advisor® Capital Development Fund, and (v) Class A Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor® 529 Plan. The current value of your holdings is determined at the NAV at the close of business on the day prior to your purchase of Class A or Class M shares. The current value of your holdings will be added to your purchase of Class A or Class M shares for the purpose of qualifying for the Rights of Accumulation program. Purchases and holdings may be aggregated across multiple intermediaries for the purpose of qualifying for the Rights of Accumulation program.

Letter of Intent. You may receive a Class A or Class M front-end sales charge reduction on your purchases of Class A and Class M shares made during a 13-month period by signing a Letter of Intent (Letter). File your Letter with Fidelity no later than the date of the initial purchase toward completing your Letter. Each Class A or Class M purchase you make toward completing your Letter will be entitled to the reduced front-end sales charge applicable to the total investment indicated in the Letter. Purchases of the following may be aggregated for the purpose of completing your Letter: (i) Class A and Class M shares of any Fidelity® fund that offers Advisor classes of shares (except those acquired by exchange from Daily Money Class shares of a fund that offers Daily Money Class shares that had been previously exchanged from a Fidelity® fund that offers Advisor classes of shares), (ii) Class C shares of any Fidelity® fund that offers Advisor classes of shares, (iii) Advisor C Class shares of Fidelity® Treasury Money Market Fund, and (iv) Class A Units (New and Old), Class C Units, Class D Units, and Class P Units of the Fidelity Advisor® 529 Plan. Reinvested income and capital gain distributions will not be considered purchases for the purpose of completing your Letter. Purchases may be aggregated across multiple intermediaries for the purpose of qualifying for the Letter of Intent program. Your initial purchase toward completing your Letter must be at least 5% of the total investment specified in your Letter. Fidelity will register Class A or Class M shares equal to 5% of the total investment specified in your Letter in your name and will hold those shares in escrow. You will earn income, dividends and capital gain distributions on escrowed Class A and Class M shares. The escrow will be released when you complete your Letter. You are not obligated to complete your Letter. If you do not complete your Letter, you must pay the increased front-end sales charges due in accordance with the sales charge schedule in effect when your shares were originally bought. Fidelity may redeem sufficient escrowed Class A or Class M shares to pay any applicable front-end sales charges. If you purchase more than the amount specified in your Letter and qualify for additional Class A or Class M front-end sales charge reductions, the front-end sales charge will be adjusted to reflect your total purchase at the end of 13 months and the surplus amount will be applied to your purchase of additional Class A or Class M shares at the then-current offering price applicable to the total investment.

Detailed information about these programs also is available on institutional.fidelity.com. In order to obtain the benefit of a front-end sales charge reduction for which you may be eligible, you may need to inform your investment professional of other accounts you, your spouse, or your children maintain with your investment professional or other investment professionals from the same intermediary.

Class C shares may, upon redemption less than one year after purchase, for any reason, be assessed a CDSC of 1.00%. The actual CDSC you pay may be higher or lower than that calculated using this percentage due to rounding. The impact of rounding may vary with the amount of your investment and the size of the class's NAV.

Investment professionals will receive as compensation from FDC, at the time of the sale, a concession equal to 1.00% of your purchase of Class C shares. A concession will not apply to Class C shares acquired through reinvestment of dividends or capital gain distributions.

The CDSC for Class A, Class M, and Class C shares will be calculated based on the lesser of the cost of each class's shares, as applicable, at the initial date of purchase or the value of those shares, as applicable, at redemption, not including any reinvested dividends or capital gains. Class A, Class M, and Class C shares acquired through reinvestment of dividends or capital gain distributions will not be subject to a CDSC. In determining the applicability and rate of any CDSC at redemption, shares representing reinvested dividends and capital gains will be redeemed first, followed by those shares that have been held for the longest period of time.

A front-end sales charge will not apply to the following Class A or Class M shares:

  Purchased for an employee benefit plan other than a plan investing through the Fidelity Advisor® 403(b) program. For this purpose, employee benefit plans generally include 401(a), 401(k), 403(b), and 457(b) governmental plans, but do not include: IRAs, SIMPLE, SEP, or SARSEP plans; or health savings accounts.
  Purchased for an insurance company separate account.
  Purchased for managed account programs that charge an asset-based fee by a broker-dealer, registered investment adviser, insurance company, trust institution or bank trust department.
  Purchased with the proceeds of a redemption of Fidelity® or Fidelity Advisor® fund shares held in (i) an insurance company separate account, or (ii) an employee benefit plan (as described in waiver number 1 above, including the Fidelity Advisor® 403(b) program), the proceeds of which must be reinvested directly into Fidelity Advisor® fund shares held in an account for which Fidelity Management Trust Company or an affiliate serves as custodian.
  Purchased with any proceeds of a distribution from a Fidelity® recordkept employee benefit plan (as described in waiver number 1 above, including the Fidelity Advisor® 403(b) program) that is rolled directly into a Fidelity Advisor® IRA for which Fidelity Management Trust Company or an affiliate serves as custodian.
  Purchased by a bank trust officer, registered representative, or other employee (or a member of one of their immediate families) of intermediaries having agreements with FDC. A member of the immediate family of a bank trust officer, a registered representative, or other employee of intermediaries having agreements with FDC, is a spouse of one of those individuals, an account for which one of those individuals is acting as custodian for a minor child, and a trust account that is registered for the sole benefit of a minor child of one of those individuals.
  Purchased to repay a loan against Class A or Class M shares held in the investor's Fidelity Advisor® 403(b) program.
  Purchased for an employer-sponsored health savings account.
  (Applicable only to Class A) Purchased by a former Destiny® Planholder in a Fidelity Advisor® account that was converted directly from a Destiny® Plan account after September 30, 2008. This waiver shall apply as long as the ownership of the Fidelity Advisor® account does not change. If the Fidelity Advisor® account is no longer directly held at Fidelity, your intermediary may be able to apply the waiver, assuming the stated conditions are met. Please contact your investment professional for more information.
  Purchased for a mutual fund only brokerage platform that charges a platform entrance fee and where the distributor has agreed with the broker to participate in such platform.

Pursuant to Rule 22d-1 under the Investment Company Act of 1940 (1940 Act), FDC exercises its right to waive Class A's and Class M's front-end sales charge on shares acquired through reinvestment of dividends and capital gain distributions or in connection with a fund's merger with or acquisition of any investment company or trust. FDC also exercises its right to waive Class A's and Class M's front-end sales charge on purchases of $10.00 or less.

The CDSC may be waived on the redemption of shares (applies to Class A, Class M, and Class C, unless otherwise noted):

  For disability or death.
  From employer-sponsored retirement plans (except SIMPLE IRAs, SEPs, and SARSEPs) in accordance with required minimum distributions as mandated by the Internal Revenue Code and related regulations.
  For required minimum distributions from Traditional IRAs, Rollover IRAs, SIMPLE IRAs, SEPs, and SARSEPs (excludes Roth accounts) as mandated by the Internal Revenue Code and related regulations.
  Through the Fidelity Advisor® Systematic Withdrawal Program, if the amount does not exceed 12% of the account balance in a rolling 12-month period.
  (Applicable to Class A and Class M only) Held by insurance company separate accounts.
  (Applicable to Class A and Class M only) From an employee benefit plan (except SIMPLE IRAs, SEPs, SARSEPs, and plans covering self-employed individuals and their employees) or 403(b) programs (except Fidelity Advisor® 403(b) programs for which Fidelity or an affiliate serves as custodian).
  (Applicable to Class A and Class M only) On which a finder's fee was eligible to be paid to an investment professional at the time of purchase, but was not paid because payment was declined (to determine your eligibility for this CDSC waiver, please ask your investment professional if he or she received a finder's fee at the time of purchase).
  (Applicable to Class C only) On which investment professionals did not receive a concession at the time of purchase.

To qualify for a Class A or Class M front-end sales charge reduction or waiver, you must notify Fidelity in advance of your purchase.

You may be required to notify Fidelity in advance of your redemption to qualify for a Class A, Class M, or Class C CDSC waiver.

Information on sales charge reductions and waivers is available free of charge on institutional.fidelity.com.

Finder's Fees. Finder's fees may be paid to investment professionals who sell Class A and Class M shares in purchase amounts of $1 million or more. For Class A share purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.75% of the purchase amount for purchases of $1 million up to $4 million, 0.50% of the purchase amount for purchases of $4 million up to $25 million, and 0.25% of the purchase amount for purchases of $25 million or more. For Class M share purchases, investment professionals may be compensated at the time of purchase with a finder's fee at the rate of 0.25% of the purchase amount.

Investment professionals may be eligible for a finder's fee on the following purchases of Class A and Class M shares made through broker-dealers and banks: a trade that brings the value of the accumulated account(s) of an investor, including a 403(b) program or an employee benefit plan (except a SEP or SARSEP plan or a plan covering self-employed individuals and their employees (formerly a Keogh/H.R. 10 plan)), over $1 million; a trade for an investor with an accumulated account value of $1 million or more; and an incremental trade toward an investor's $1 million Letter. Accumulated account value for purposes of finder's fees eligibility is determined the same as it is for Rights of Accumulation. Daily Money Class shares of a fund that offers Daily Money Class shares are not counted for this purpose unless acquired by exchange from any Fidelity® fund that offers Advisor classes of shares. For information, see "Combined Purchase, Rights of Accumulation, and Letter of Intent Programs" above.

Finder's fees are not paid in connection with purchases of Class A or Class M shares by insurance company separate accounts or managed account programs that charge an asset-based fee, or purchases of Class A or Class M shares made with the proceeds from the redemption of shares of any Fidelity® fund or any retirement plan recordkept at Fidelity.

Investment professionals should contact Fidelity in advance to determine if they qualify to receive a finder's fee. Finder's fees will be paid in connection with shares recordkept in a Fidelity Advisor® 401(k) Retirement Plan only at the time of the initial conversion of assets. Investment professionals should contact Fidelity for more information.

Reinstatement Privilege. If you have sold all or part of your Class A, Class M, or Class C shares of the fund, you may reinvest an amount equal to all or a portion of the redemption proceeds in the same class of the fund or another Fidelity® fund that offers Advisor classes of shares, at the NAV next determined after receipt in proper form of your investment order, provided that such reinvestment is made within 90 days of redemption. Under these circumstances, the dollar amount of the CDSC you paid, if any, on shares will be reimbursed to you by reinvesting that amount in Class A, Class M, or Class C shares, as applicable.

You must reinstate your shares into an account with the same registration. This privilege may be exercised only once by a shareholder with respect to the fund and certain restrictions may apply. For purposes of the CDSC schedule, the holding period will continue as if the Class A, Class M, or Class C shares had not been redeemed. To qualify for the reinstatement privilege, you must notify Fidelity in writing in advance of your reinvestment.

Distribution and Service Plan(s)

Class A has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class A is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class A shares. Class A may pay this 12b-1 (distribution) fee at an annual rate of 0.15% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Currently, the Trustees have not approved such payments. The Trustees may approve 12b-1 (distribution) fee payments at an annual rate of up to 0.15% of Class A's average net assets when the Trustees believe that it is in the best interests of Class A shareholders to do so.

In addition, pursuant to the Class A plan, Class A pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class A's average net assets throughout the month for providing shareholder support services.

Except as provided below, FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services. For purchases of Class A shares on which a finder's fee was paid to intermediaries, after the first year of investment, FDC may reallow up to the full amount of the 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

Class M has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class M is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class M shares. Class M may pay this 12b-1 (distribution) fee at an annual rate of 0.15% of its average net assets, or such lesser amount as the Trustees may determine from time to time. Currently, the Trustees have not approved such payments. The Trustees may approve 12b-1 (distribution) fee payments at an annual rate of up to 0.15% of Class M's average net assets when the Trustees believe that it is in the best interests of Class M shareholders to do so.

In addition, pursuant to the Class M plan, Class M pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class M's average net assets throughout the month for providing shareholder support services.

FDC may reallow up to the full amount of this 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services.

Class C has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. Under the plan, Class C is authorized to pay FDC a monthly 12b-1 (distribution) fee as compensation for providing services intended to result in the sale of Class C shares. Class C currently pays FDC a monthly 12b-1 (distribution) fee at an annual rate of 0.75% of its average net assets throughout the month.

In addition, pursuant to the Class C plan, Class C pays FDC a monthly 12b-1 (service) fee at an annual rate of 0.25% of Class C's average net assets throughout the month for providing shareholder support services.

Normally, after the first year of investment, FDC may reallow up to the full amount of the 12b-1 (distribution) fees to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of the 12b-1 (service) fee to intermediaries, including its affiliates, for providing shareholder support services.

For purchases of Class C shares made through reinvestment of dividends or capital gain distributions, during the first year of investment and thereafter, FDC may reallow up to the full amount of this 12b-1 (distribution) fee paid by such shares to intermediaries, including its affiliates, for providing services intended to result in the sale of Class C shares and may reallow up to the full amount of this 12b-1 (service) fee paid by such shares to intermediaries, including its affiliates, for providing shareholder support services.

Any fees paid out of Class A's, Class M's, and Class C's assets on an ongoing basis pursuant to a Distribution and Service Plan will increase the cost of your investment and may cost you more than paying other types of sales charges.

In addition to the above payments, each Class A, Class M, and Class C plan specifically recognizes that the Adviser may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with providing services intended to result in the sale of Class A, Class M, and Class C shares and/or shareholder support services. The Adviser, directly or through FDC or one or more affiliates, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Class A, Class M, and Class C.

Each of Class I and Class Z has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Class I and Class Z shares and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for Class I and Class Z.

If payments made by the Adviser to FDC or to intermediaries under Class I's and Class Z's Distribution and Service Plan were considered to be paid out of Class I's and Class Z's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Fidelity Investment Grade Bond Fund Class A

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$8.76	$8.25	$7.71	$7.97	$8.03
Income from Investment Operations
Net investment income (loss)A	.105	.158	.199	.178	.151
Net realized and unrealized gain (loss)	(.031)	.518	.565	(.277)	(.071)
Total from investment operations	.074	.676	.764	(.099)	.080
Distributions from net investment income	(.101)	(.166)	(.224)	(.161)	(.140)
Distributions from net realized gain	(.253)	–	–	–	–
Total distributions	(.354)	(.166)	(.224)	(.161)	(.140)
Net asset value, end of period	$8.48	$8.76	$8.25	$7.71	$7.97
Total ReturnB,C	.89%	8.30%	10.11%	(1.25)%	1.03%
Ratios to Average Net AssetsD,E
Expenses before reductions	.75%	.76%	.77%	.77%	.77%
Expenses net of fee waivers, if any	.75%	.76%	.77%	.77%	.77%
Expenses net of all reductions	.75%	.76%	.77%	.77%	.77%
Net investment income (loss)	1.24%	1.88%	2.55%	2.29%	1.91%
Supplemental Data
Net assets, end of period (in millions)	$209	$168	$72	$88	$74
Portfolio turnover rateF	40%	118%G	59%G	56%G	57%

ACalculated based on average shares outstanding during the period.

BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

CTotal returns do not include the effect of the sales charges.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

GPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Investment Grade Bond Fund Class M

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$8.77	$8.26	$7.72	$7.98	$8.04
Income from Investment Operations
Net investment income (loss)A	.106	.158	.199	.178	.148
Net realized and unrealized gain (loss)	(.041)	.519	.564	(.279)	(.070)
Total from investment operations	.065	.677	.763	(.101)	.078
Distributions from net investment income	(.102)	(.167)	(.223)	(.159)	(.138)
Distributions from net realized gain	(.253)	–	–	–	–
Total distributions	(.355)	(.167)	(.223)	(.159)	(.138)
Net asset value, end of period	$8.48	$8.77	$8.26	$7.72	$7.98
Total ReturnB,C	.78%	8.30%	10.09%	(1.26)%	1.01%
Ratios to Average Net AssetsD,E
Expenses before reductions	.74%	.75%	.77%	.79%	.80%
Expenses net of fee waivers, if any	.74%	.75%	.77%	.79%	.80%
Expenses net of all reductions	.74%	.75%	.77%	.79%	.80%
Net investment income (loss)	1.25%	1.88%	2.54%	2.28%	1.88%
Supplemental Data
Net assets, end of period (in millions)	$34	$36	$22	$20	$22
Portfolio turnover rateF	40%	118%G	59%G	56%G	57%

ACalculated based on average shares outstanding during the period.

BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

CTotal returns do not include the effect of the sales charges.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

GPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Investment Grade Bond Fund Class C

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$8.77	$8.26	$7.72	$7.99	$8.05
Income from Investment Operations
Net investment income (loss)A	.040	.093	.140	.119	.090
Net realized and unrealized gain (loss)	(.031)	.518	.564	(.288)	(.070)
Total from investment operations	.009	.611	.704	(.169)	.020
Distributions from net investment income	(.036)	(.101)	(.164)	(.101)	(.080)
Distributions from net realized gain	(.253)	–	–	–	–
Total distributions	(.289)	(.101)	(.164)	(.101)	(.080)
Net asset value, end of period	$8.49	$8.77	$8.26	$7.72	$7.99
Total ReturnB,C	.12%	7.46%	9.26%	(2.12)%	.27%
Ratios to Average Net AssetsD,E
Expenses before reductions	1.52%	1.53%	1.54%	1.54%	1.54%
Expenses net of fee waivers, if any	1.52%	1.53%	1.54%	1.54%	1.54%
Expenses net of all reductions	1.52%	1.53%	1.54%	1.54%	1.54%
Net investment income (loss)	.47%	1.10%	1.78%	1.53%	1.14%
Supplemental Data
Net assets, end of period (in millions)	$35	$37	$16	$22	$24
Portfolio turnover rateF	40%	118%G	59%G	56%G	57%

ACalculated based on average shares outstanding during the period.

BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

CTotal returns do not include the effect of the contingent deferred sales charge.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

GPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Investment Grade Bond Fund Class I

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$8.78	$8.27	$7.73	$7.99	$8.05
Income from Investment Operations
Net investment income (loss)A	.127	.183	.221	.199	.172
Net realized and unrealized gain (loss)	(.041)	.517	.564	(.277)	(.070)
Total from investment operations	.086	.700	.785	(.078)	.102
Distributions from net investment income	(.123)	(.190)	(.245)	(.182)	(.162)
Distributions from net realized gain	(.253)	–	–	–	–
Total distributions	(.376)	(.190)	(.245)	(.182)	(.162)
Net asset value, end of period	$8.49	$8.78	$8.27	$7.73	$7.99
Total ReturnB	1.03%	8.58%	10.38%	(.98)%	1.31%
Ratios to Average Net AssetsC,D
Expenses before reductions	.49%	.49%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.49%	.49%	.50%	.50%	.50%
Expenses net of all reductions	.49%	.49%	.50%	.50%	.50%
Net investment income (loss)	1.50%	2.15%	2.82%	2.56%	2.19%
Supplemental Data
Net assets, end of period (in millions)	$1,548	$1,324	$1,452	$1,059	$857
Portfolio turnover rateE	40%	118%F	59%F	56%F	57%

ACalculated based on average shares outstanding during the period.

BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

CFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

DExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

EAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

FPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity Investment Grade Bond Fund Class Z

Years ended August 31,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$8.78	$8.27	$7.68
Income from Investment Operations
Net investment income (loss)B	.138	.193	.197
Net realized and unrealized gain (loss)	(.030)	.517	.629
Total from investment operations	.108	.710	.826
Distributions from net investment income	(.135)	(.200)	(.236)
Distributions from net realized gain	(.253)	–	–
Total distributions	(.388)	(.200)	(.236)
Net asset value, end of period	$8.50	$8.78	$8.27
Total ReturnC,D	1.28%	8.71%	10.97%
Ratios to Average Net AssetsE,F
Expenses before reductions	.40%	.40%	.40%G
Expenses net of fee waivers, if any	.36%	.36%	.36%G
Expenses net of all reductions	.36%	.36%	.36%G
Net investment income (loss)	1.63%	2.28%	2.83%G
Supplemental Data
Net assets, end of period (in millions)	$1,298	$1,142	$74
Portfolio turnover rateH	40%	118%I	59%I

AFor the period October 2, 2018 (commencement of sale of shares) to August 31, 2019.

BCalculated based on average shares outstanding during the period.

CTotal returns for periods of less than one year are not annualized.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAnnualized

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Additional Index Information

Bloomberg U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate pass-throughs), asset-backed securities and collateralised mortgage-backed securities (agency and non-agency).

Sales Charge Waiver Policies Applied by Certain Intermediaries

Ameriprise

The following information applies to Class A shares purchases if you have an account with or otherwise purchase fund shares through Ameriprise Financial:

Shareholders purchasing fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the same fund family).

• Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.

• Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

• Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e. Rights of Reinstatement).

D.A. Davidson & Co. (D.A. Davidson)

Shareholders purchasing fund shares including existing fund shareholders through a D.A. Davidson platform or account, or through an introducing broker-dealer or independent registered investment advisor for which D.A. Davidson provides trade execution, clearance, and/or custody services, will be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or a fund’s SAI.

Front-End Sales Charge Waivers on Class A Shares available at D.A. Davidson

• Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

• Employees and registered representatives of D.A. Davidson or its affiliates and their family members as designated by D.A. Davidson.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement).

• A shareholder in the fund’s Class C Shares will have their shares converted at net asset value to Class A Shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is consistent with D.A. Davidson’s policies and procedures.

CDSC Waivers on Class A and Class C Shares available at D.A. Davidson

• Death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in a fund’s prospectus.

• Return of excess contributions from an IRA account.

• Shares sold as part of a required minimum distribution for IRA or other qualifying retirement accounts pursuant to the Internal Revenue Code.

• Shares acquired through a right of reinstatement.

Front-end sales charge discounts available at D.A. Davidson: breakpoints, rights of accumulation and/or letters of intent

• Breakpoints as described in this prospectus.

• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at D.A. Davidson. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at D.A. Davidson may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Edward D. Jones & Co., L.P. ("Edward Jones")

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

The following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Clients of Edward Jones (also referred to as "shareholders") purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as "breakpoints") and waivers, which can differ from discounts and waivers described elsewhere in the mutual fund prospectus or statement of additional information ("SAI") or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the fund family, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

• Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.

Rights of Accumulation ("ROA"):

• The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the mutual fund family held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations ("pricing groups"). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

• The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

• ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent ("LOI"):

• Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers:

Sales charges are waived for the following shareholders and in the following situations:

• Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.

• Shares purchased in an Edward Jones fee-based program.

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

• Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

• Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.

• Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

CDSC Waivers:

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

• The death or disability of the shareholder.

• Systematic withdrawals with up to 10% per year of the account value.

• Return of excess contributions from an Individual Retirement Account (IRA).

• Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

• Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

• Shares exchanged in an Edward Jones fee-based program.

• Shares acquired through NAV reinstatement.

• Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts:

• Initial purchase minimum: $250

• Subsequent purchase minimum: none

Minimum Balances:

Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

• A fee-based account held on an Edward Jones platform

• A 529 account held on an Edward Jones platform

• An account with an active systematic investment plan or LOI

Exchanging Share Classes:

• At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.

Janney Montgomery Scott LLC (Janney)

If you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in a fund’s prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney:

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

• Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

• Shares acquired through a right of reinstatement.

• Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures.

CDSC waivers on Class A and C shares available at Janney:

• Shares sold upon the death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.

• Shares sold in connection with a return of excess contributions from an IRA account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

• Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

• Shares acquired through a right of reinstatement.

• Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent:

• Breakpoints as described in the fund's prospectus.

• Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

*Also referred to as an “initial sales charge.”

Merrill Lynch

Shareholders purchasing fund shares through a Merrill Lynch platform or account are eligible only for the following load waivers (front-end sales charge waivers and CDSC, or back-end, waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares Available at Merrill Lynch:

• Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

• Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

• Shares purchased through a Merrill Lynch affiliated investment advisory program

• Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

• Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform

• Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

• Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

• Employees and registered representatives of Merrill Lynch or its affiliates and their family members

• Directors or Trustees of the fund, and employees of the fund's investment adviser or any of its affiliates, as described in this prospectus

• Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement

CDSC Waivers on A, B, and C Shares Available at Merrill Lynch:

• Death or disability of the shareholder

• Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus

• Return of excess contributions from an IRA Account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code

• Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

• Shares acquired through a right of reinstatement

• Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

• Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers

Front-end Load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

• Breakpoints as described in this prospectus

• Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the fund's prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

• Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Morgan Stanley

Shareholders purchasing fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares Available at Morgan Stanley Wealth Management:

• Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules

• Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

• Shares purchased through a Morgan Stanley self-directed brokerage account

• Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management's share class conversion program

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge

• Your financial intermediary, on your behalf, can also convert Class M shares to Class A shares of the same fund, without a sales charge and on a tax free basis, if they are held in a brokerage account.

Oppenheimer & Co. (OPCO)

Shareholders purchasing fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in a fund's prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO:

• Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

• Shares purchased by or through a 529 Plan

• Shares purchased through an OPCO affiliated investment advisory program

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as rights of reinstatement).

• A shareholder in the fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO

• Employees and registered representatives of OPCO or its affiliates and their family members

• Directors or Trustees of the fund, and employees of the fund's investment adviser or any of its affiliates, as described in this prospectus

CDSC Waivers on A, B and C Shares available at OPCO:

• Death or disability of the shareholder

• Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus

• Return of excess contributions from an IRA Account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus

• Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO

• Shares acquired through a right of reinstatement

Front-end Load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent:

• Breakpoints as described in this prospectus.

• Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and Each Entity's Affiliates (Raymond James)

Intermediary-Defined Sales Charge Waiver Policies:

The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold fund shares. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser's responsibility to notify the fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary to receive these waivers or discounts.

Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in a fund's prospectus or SAI.

Front-end sales load waivers on Class A shares available at Raymond James:

• Shares purchased in an investment advisory program.

• Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

• Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

• Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

• A shareholder in the fund's Class C shares will have their shares converted at NAV to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A, B and C shares available at Raymond James:

• Death or disability of the shareholder.

• Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.

• Return of excess contributions from an IRA Account.

• Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund’s prospectus.

• Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

• Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent:

• Breakpoints as described in this prospectus.

• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

• Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Robert W. Baird & Co. (Baird)

Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the SAI.

Front-End Sales Charge Waivers on A-shares Available at Baird:

• Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund

• Shares purchased by employees and registered representatives of Baird or its affiliate and their family members as designated by Baird

• Shares purchased from the proceeds of redemptions from a fund of the fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

• A shareholder in a fund's C Shares will have their shares converted at NAV to A shares of the fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

• Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on A and C shares Available at Baird:

• Shares sold due to death or disability of the shareholder

• Shares sold as part of a systematic withdrawal plan as described in a fund's prospectus

• Shares sold due to returns of excess contributions from an IRA Account

• Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

• Shares sold to pay Baird fees but only if the transaction is initiated by Baird

• Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations:

• Breakpoints as described in this prospectus

• Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Fidelity Advisor® funds held by accounts within the purchaser’s household at Baird. Eligible Fidelity Advisor® funds not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

• Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Fidelity Advisor® funds through Baird, over a 13-month period of time

Stifel, Nicolaus & Company, Incorporated (Stifel)

Front-end Sales Load Waiver on Class A Shares:

Shareholders who purchase fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record and who are invested in Class C shares will have their shares converted at NAV to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Stifel.

US Bancorp Investments, Inc. (USBI)

Front-end Sales Load Waiver on Class A Shares:

Shareholders who purchase fund shares through a USBI platform or account or who own shares for which USBI or an affiliate is the broker-dealer of record, including shares in an omnibus account, and who are invested in Class C shares will have their shares converted at NAV to Class A shares (or the appropriate share class) of the fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of USBI.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-877-208-0098. In addition, you may visit Fidelity's web site at institutional.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-02105

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Fidelity Advisor, Fidelity Investments & Pyramid Design, Destiny, Fidelity Advisor Money Line, and Directed Dividends are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.766646.122	AIGB-PRO-1021

Fidelity® Investment Grade Bond Fund
Class/Ticker
Fidelity® Investment Grade Bond Fund/FBNDX

In this prospectus, the term "shares" (as it relates to the fund) means the class of shares offered through this prospectus.

Prospectus

October 30, 2021

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Fidelity® Investment Grade Bond Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Exchanging Shares
Features and Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund/Class:
Fidelity® Investment Grade Bond Fund/Fidelity® Investment Grade Bond Fund

Investment Objective

The fund seeks a high level of current income.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management fee	0.30%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.15%
Total annual operating expenses	0.45%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$46
3 years	$144
5 years	$252
10 years	$567

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing at least 80% of assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.
  Managing the fund to have similar overall interest rate risk to the Bloomberg U.S. Aggregate Bond Index.
  Allocating assets across different market sectors and maturities.
  Investing in domestic and foreign issuers.
  Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
  Investing in lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default), options, and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.
  Investing in Fidelity's central funds (specialized investment vehicles used by Fidelity® funds to invest in particular security types or investment disciplines) consistent with the asset classes discussed above.

Principal Investment Risks
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
  Leverage Risk. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	5.72%	June 30, 2020
Lowest Quarter Return	(2.62)%	June 30, 2013
Year-to-Date Return	(0.98)%	September 30, 2021

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Investment Grade Bond Fund
Return Before Taxes	9.90%	5.65%	4.44%
Return After Taxes on Distributions	7.91%	4.36%	3.25%
Return After Taxes on Distributions and Sale of Fund Shares	5.96%	3.80%	2.93%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.51%	4.44%	3.84%

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Jeffrey Moore (co-manager) has managed the fund since December 2004.

Michael Plage (co-manager) has managed the fund since October 2016.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

Fidelity® Investment Grade Bond Fund seeks a high level of current income.

Principal Investment Strategies

The Adviser normally invests at least 80% of the fund's assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.

The Adviser uses the Bloomberg U.S. Aggregate Bond Index as a guide in structuring the fund and selecting its investments. The Adviser manages the fund to have similar overall interest rate risk to the index.

The Adviser considers other factors when selecting the fund's investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, the Adviser considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, information on the fund's competitive universe and internal views of potential future market conditions.

The Adviser allocates the fund's assets among different market sectors (for example, corporate, asset-backed, or government securities) and different maturities based on its view of the relative value of each sector or maturity.

The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

The Adviser may invest up to 10% of the fund's assets in lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).

The Adviser may engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument, or components of the index underlying the derivative, and forward-settling securities. The Adviser may invest a significant portion of the fund's assets in these types of investments. If the fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, options (including options on futures and swaps), and futures contracts (both long and short positions) on securities, other instruments, and indexes. Depending on the Adviser's outlook and market conditions, the Adviser may engage in these transactions to increase or decrease the fund's exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index.

To earn additional income for the fund, the Adviser may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.

The Adviser uses central funds to help invest the fund's assets. Central funds are specialized investment vehicles designed to be used by Fidelity® funds. Fidelity uses them to invest in particular security types or investment disciplines; for example, rather than buy bonds directly, the fund may invest in a central fund that buys bonds. Fidelity does not charge any additional management fees for central funds. Central funds offer exposure to some or all of the following types of investment-grade and lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds): corporate bonds, mortgage and other asset-backed securities, floating rate loans, and BB-rated securities. Central funds may also focus on other types of securities.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities (including collateralized loan obligations), loans and loan participations, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include futures, options, forwards, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of an index, security, or other instrument or investment) and credit default swaps (buying or selling credit default protection).

Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. When a fund does not already own or have the right to obtain securities equivalent in kind and amount, a commitment to sell securities is equivalent to a short sale. Payment and delivery take place after the customary settlement period.

Central funds are special types of investment vehicles created by Fidelity for use by Fidelity® funds and other advisory clients. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees. The investment results of the portions of the fund's assets invested in the central funds will be based upon the investment results of those funds.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund’s performance. The fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as mortgage securities and the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities. The discontinuation and replacement of London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another) and other benchmark rates may have a significant impact on the financial markets and may adversely impact a fund’s performance.

Foreign Exposure. Foreign securities and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) tend to be particularly sensitive to these changes.

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty.

Leverage Risk. Derivatives, forward-settling securities, and short sale transactions involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Forward-settling securities and short sale transactions also involve the risk that a security will not be issued, delivered, available for purchase, or paid for when anticipated. An increase in the market price of securities sold short will result in a loss. Government legislation or regulation could affect the use of these transactions and could limit a fund's ability to pursue its investment strategies.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Other Investment Strategies

In addition to the principal investment strategies discussed above, the Adviser may invest in collateralized loan obligations.

Fundamental Investment Policies

The following is fundamental, that is, subject to change only by shareholder approval:

Fidelity® Investment Grade Bond Fund seeks a high level of current income.

Shareholder Notice

The following is subject to change only upon 60 days' prior notice to shareholders:

Fidelity® Investment Grade Bond Fund normally invests at least 80% of its assets in investment-grade debt securities of all types and repurchase agreements for those securities.

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV. Fidelity calculates NAV separately for each class of shares of a multiple class fund.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of the underlying central funds in which the fund invests. Shares of underlying central funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

General Information

Information on Fidelity

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is one of the world's largest providers of financial services.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

Ways to Invest

Subject to the purchase and sale requirements stated in this prospectus, you may buy or sell shares through a Fidelity® brokerage account or a Fidelity® mutual fund account. If you buy or sell shares (other than by exchange) through a Fidelity® brokerage account, your transactions generally involve your Fidelity® brokerage core (a settlement vehicle included as part of your Fidelity® brokerage account).

If you do not currently have a Fidelity® brokerage account or a Fidelity® mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity® brokerage account or a Fidelity® mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares through a retirement account (such as an IRA or an account funded through salary deduction) or an investment professional. Retirement specialists are available at 1-800-544-4774 to answer your questions about Fidelity® retirement products. If you buy or sell shares through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares and the account features, policies, and fees may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may apply. For example, you may be charged a transaction fee if you buy or sell shares through a non-Fidelity broker or other investment professional.

Information on Placing Orders

You should include the following information with any order:

  Your name
  Your account number
  Type of transaction requested
  Name(s) of fund(s) and class(es)
  Dollar amount or number of shares

Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) systematic withdrawal and/or contribution programs, (ii) mandatory retirement distributions, (iii) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts, (iv) transactions within a qualified advisory program, and (v) transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds.

A qualified advisory program is one that demonstrates to Fidelity that the program has investment strategies and trading policies designed to protect the interests of long-term investors and meets specific criteria outlined by Fidelity.

A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the fund's Treasurer.

Fidelity may choose not to monitor transactions below certain dollar value thresholds.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Other Information about the Excessive Trading Policy

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

There is no minimum balance or purchase minimum for fund shares.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediary. If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when fund shares are priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary. If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

A signature guarantee is designed to protect you and Fidelity from fraud. If you hold your shares in a Fidelity® mutual fund account and submit your request to Fidelity by mail, Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  When you wish to sell more than $100,000 worth of shares.
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.
  When you are requesting that redemption proceeds be paid to someone other than the account owner.
  In certain situations when the redemption proceeds are being transferred to a Fidelity® mutual fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity® Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
  If you hold your shares in a Fidelity® mutual fund account and you sell shares by writing a check, if available, and the amount of the check is greater than the value of your fund position, your check will be returned to you and you may be subject to additional charges.
  You will not receive interest on amounts represented by uncashed redemption checks.
  If you hold your shares in a Fidelity® mutual fund account and your redemption check remains uncashed for six months, the check may be invested in additional shares at the NAV next calculated on the day of the investment.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.

If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares for shares of other Fidelity® funds.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.
  The shares you are acquiring by exchange must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums. Check each fund's prospectus for details.

Features and Policies

Features

The following features may be available to buy and sell shares of the fund or to move money to and from your account, depending on whether you are investing through a Fidelity® brokerage account or a Fidelity® mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

  To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.
  You can use electronic funds transfer to:
  Make periodic (automatic) purchases of Fidelity® fund shares or payments to your Fidelity® brokerage account.
  Make periodic (automatic) redemptions of Fidelity® fund shares or withdrawals from your Fidelity® brokerage account.

Wire: electronic money movement through the Federal Reserve wire system

  To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.

Automatic Transactions: periodic (automatic) transactions

  To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity® brokerage account or Fidelity® mutual fund account.
  To make contributions from a Fidelity® mutual fund account to a Fidelity® mutual fund IRA.
  To sell shares of a Fidelity® money market fund and simultaneously to buy shares of another Fidelity® fund in a Fidelity® mutual fund account.

Checkwriting

  To sell Fidelity® fund shares from your Fidelity® mutual fund account (only if checkwriting was set up on your account prior to July 31, 2004).

Policies

The following apply to you as a shareholder.

Statements that Fidelity sends to you, if applicable, include the following:

  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semi-annual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-800-544-8544. We will begin sending individual copies to you within 30 days of receiving your call.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, the fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the fund related to opening the accounts. Your shares will be sold at the NAV, minus any applicable shareholder fees, calculated on the day Fidelity closes your fund position.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in October and December.

Earning Dividends

The fund processes purchase and redemption requests only on days it is open for business.

Shares generally begin to earn dividends on the first business day following the day of purchase.

Shares generally earn dividends until, but not including, the next business day following the day of redemption.

Exchange requests will be processed only when both funds are open for business.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available:

1. Reinvestment Option. Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Any capital gain distributions will be automatically reinvested in additional shares. Any dividends will be paid in cash.

3. Cash Option. Any dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Any dividends will be automatically invested in shares of another identically registered Fidelity® fund. Any capital gain distributions will be automatically invested in shares of another identically registered Fidelity® fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options may be available for every account and certain restrictions may apply. If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

If your dividend check(s) remains uncashed for six months, your check(s) may be invested in additional shares at the NAV next calculated on the day of the investment.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions

Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity® fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Taxes on Transactions

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2020, the Adviser had approximately $3.0 trillion in discretionary assets under management, and approximately $3.8 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2020, FMR UK had approximately $25.4 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2020, FMR H.K. had approximately $22.3 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. As of March 31, 2021, FMR Japan had approximately $7.8 billion in discretionary assets under management. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

Jeffrey Moore is co-manager of the fund, which he has managed since December 2004. He also manages other funds. Since joining Fidelity Investments in 1995, Mr. Moore has worked as a research analyst and portfolio manager.

Michael Plage is co-manager of the fund, which he has managed since October 2016. He also manages other funds. Since joining Fidelity Investments in 2005, Mr. Plage has worked as a trader and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

The fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of a group of mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For August 2021, the group fee rate was 0.10%. The individual fund fee rate is 0.20%.

The total management fee for the fiscal year ended August 31, 2021, was 0.30% of the fund's average net assets. Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.

The Adviser pays FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended February 28, 2021.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

The fund is composed of multiple classes of shares. All classes of the fund have a common investment objective and investment portfolio.

FDC distributes the fund's shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of fund shares. These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.

If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of a class's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity® funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity® funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Fidelity Investment Grade Bond Fund

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$8.77	$8.26	$7.72	$7.98	$8.04
Income from Investment Operations
Net investment income (loss)A	.131	.184	.225	.203	.176
Net realized and unrealized gain (loss)	(.041)	.518	.564	(.277)	(.070)
Total from investment operations	.090	.702	.789	(.074)	.106
Distributions from net investment income	(.127)	(.192)	(.249)	(.186)	(.166)
Distributions from net realized gain	(.253)	–	–	–	–
Total distributions	(.380)	(.192)	(.249)	(.186)	(.166)
Net asset value, end of period	$8.48	$8.77	$8.26	$7.72	$7.98
Total ReturnB	1.07%	8.63%	10.45%	(.93)%	1.36%
Ratios to Average Net AssetsC,D
Expenses before reductions	.45%	.45%	.45%	.45%	.45%
Expenses net of fee waivers, if any	.45%	.45%	.45%	.45%	.45%
Expenses net of all reductions	.45%	.45%	.45%	.45%	.45%
Net investment income (loss)	1.54%	2.19%	2.87%	2.61%	2.23%
Supplemental Data
Net assets, end of period (in millions)	$6,910	$6,527	$7,638	$11,730	$9,742
Portfolio turnover rateE	40%	118%F	59%F	56%F	57%

ACalculated based on average shares outstanding during the period.

BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

CFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.

DExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

EAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

FPortfolio turnover rate excludes securities received or delivered in-kind.

Additional Index Information

Bloomberg U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate pass-throughs), asset-backed securities and collateralised mortgage-backed securities (agency and non-agency).

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-02105

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Fidelity Investments & Pyramid Design, FAST, and Directed Dividends are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.704235.125	IGB-PRO-1021

Fund/Ticker

Fidelity® Series Investment Grade Bond Fund/FSIGX

Shares are offered only to certain other Fidelity® funds and Fidelity managed 529 plans.

Prospectus

October 30, 2021

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Fidelity® Series Investment Grade Bond Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Account Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund:
Fidelity® Series Investment Grade Bond Fund

Investment Objective

The fund seeks a high level of current income.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management fee	None
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%
Total annual operating expenses	0.00%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$0
3 years	$0
5 years	$0
10 years	$0

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 248% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing at least 80% of assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.
  Managing the fund to have similar overall interest rate risk to the Bloomberg U.S. Aggregate Bond Index.
  Allocating assets across different market sectors and maturities.
  Investing in domestic and foreign issuers.
  Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
  Potentially investing in lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default), options, and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.
  Investing in Fidelity's central funds (specialized investment vehicles used by Fidelity® funds to invest in particular security types or investment disciplines) consistent with the asset classes discussed above.

Principal Investment Risks
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
  Leverage Risk. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.
  High Portfolio Turnover. High portfolio turnover (more than 100%) may result in increased transaction costs and potentially higher capital gains or losses. The effects of higher than normal portfolio turnover may adversely affect the fund's performance.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	5.94%	June 30, 2020
Lowest Quarter Return	(2.66)%	December 31, 2016
Year-to-Date Return	(0.41)%	September 30, 2021

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Past 10 years
Fidelity® Series Investment Grade Bond Fund
Return Before Taxes	9.91%	5.57%	4.44%
Return After Taxes on Distributions	7.43%	3.99%	2.94%
Return After Taxes on Distributions and Sale of Fund Shares	6.18%	3.64%	2.84%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.51%	4.44%	3.84%

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Ford O'Neil (co-manager) has managed the fund since October 2008.

Celso Munoz (co-manager) has managed the fund since October 2016.

Purchase and Sale of Shares

Shares are offered only to certain other Fidelity® funds and Fidelity managed 529 plans.

The price to sell one share is its net asset value per share (NAV). Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

Fidelity® Series Investment Grade Bond Fund seeks a high level of current income.

Principal Investment Strategies

The Adviser normally invests at least 80% of the fund's assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.

The Adviser uses the Bloomberg U.S. Aggregate Bond Index as a guide in structuring the fund and selecting its investments. The Adviser manages the fund to have similar overall interest rate risk to the index.

The Adviser considers other factors when selecting the fund's investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, the Adviser considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, information on the fund's competitive universe and internal views of potential future market conditions.

The Adviser allocates the fund's assets among different market sectors (for example, corporate, asset-backed, or government securities) and different maturities based on its view of the relative value of each sector or maturity.

The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

The Adviser may engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument, or components of the index underlying the derivative, and forward-settling securities. The Adviser may invest a significant portion of the fund's assets in these types of investments. If the fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, options (including options on futures and swaps), and futures contracts (both long and short positions) on securities, other instruments, and indexes. Depending on the Adviser's outlook and market conditions, the Adviser may engage in these transactions to increase or decrease the fund's exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index.

The Adviser may also invest up to 10% of the fund's assets in lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).

To earn additional income for the fund, the Adviser may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.

The Adviser uses central funds to help invest the fund's assets. Central funds are specialized investment vehicles designed to be used by Fidelity® funds. Fidelity uses them to invest in particular security types or investment disciplines; for example, rather than buy bonds directly, the fund may invest in a central fund that buys bonds. Fidelity does not charge any additional management fees for central funds. Central funds offer exposure to some or all of the following types of investment-grade and lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds): corporate bonds, mortgage and other asset-backed securities, floating rate loans, and BB-rated securities. Central funds may also focus on other types of securities.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities (including collateralized loan obligations), loans and loan participations, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include futures, options, forwards, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of an index, security, or other instrument or investment) and credit default swaps (buying or selling credit default protection).

Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. When a fund does not already own or have the right to obtain securities equivalent in kind and amount, a commitment to sell securities is equivalent to a short sale. Payment and delivery take place after the customary settlement period.

Central funds are special types of investment vehicles created by Fidelity for use by Fidelity® funds and other advisory clients. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees. The investment results of the portions of the fund's assets invested in the central funds will be based upon the investment results of those funds.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund’s performance. The fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as mortgage securities and the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities. The discontinuation and replacement of London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another) and other benchmark rates may have a significant impact on the financial markets and may adversely impact a fund’s performance.

Foreign Exposure. Foreign securities and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) tend to be particularly sensitive to these changes.

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty.

Leverage Risk. Derivatives, forward-settling securities, and short sale transactions involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Forward-settling securities and short sale transactions also involve the risk that a security will not be issued, delivered, available for purchase, or paid for when anticipated. An increase in the market price of securities sold short will result in a loss. Government legislation or regulation could affect the use of these transactions and could limit a fund's ability to pursue its investment strategies.

High Portfolio Turnover. A fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to a fund, including brokerage commissions, dealer mark-ups, and other transaction costs on the sale of securities or reinvestment in other securities. The sale of a fund's securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect a fund's performance.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Other Investment Strategies

In addition to the principal investment strategies discussed above, the Adviser may invest in collateralized loan obligations.

Fundamental Investment Policies

The following is fundamental, that is, subject to change only by shareholder approval:

Fidelity® Series Investment Grade Bond Fund seeks a high level of current income.

Shareholder Notice

The following is subject to change only upon 60 days' prior notice to shareholders:

Fidelity® Series Investment Grade Bond Fund normally invests at least 80% of its assets in investment-grade debt securities of all types and repurchase agreements for those securities.

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of the underlying central funds in which the fund invests. Shares of underlying central funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Because the fund is offered only for investment to certain other Fidelity® funds and Fidelity managed 529 plans, the potential for excessive or short-term disruptive purchases and sales is reduced. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive trading of fund shares and the fund accommodates frequent trading.

The fund has no limit on purchase transactions but may in its discretion restrict, reject, or cancel any purchases that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

The fund reserves the right at any time to restrict purchases or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

The fund has no exchange privilege with any other fund.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

Shares are offered only to certain other Fidelity® funds and Fidelity managed 529 plans.

There is no minimum balance or purchase minimum for fund shares.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

  All wires must be received in proper form by Fidelity at the fund's designated wire bank before the close of the Federal Reserve Wire System on the day of purchase or you could be liable for any losses or fees the fund or Fidelity has incurred or for interest and penalties.
  Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

When you place an order to sell shares, note the following:

  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.

If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Account Policies

Fidelity will send monthly account statements detailing fund balances and all transactions completed during the prior month.

You may be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in October and December.

Earning Dividends

The fund processes purchase and redemption requests only on days it is open for business.

Shares generally begin to earn dividends on the first business day following the day of purchase.

Shares generally earn dividends until, but not including, the next business day following the day of redemption.

Any dividends and capital gain distributions may be reinvested in additional shares or paid in cash.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions

Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them.

Taxes on Transactions

Your redemptions may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2020, the Adviser had approximately $3.0 trillion in discretionary assets under management, and approximately $3.8 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2020, FMR UK had approximately $25.4 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2020, FMR H.K. had approximately $22.3 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. As of March 31, 2021, FMR Japan had approximately $7.8 billion in discretionary assets under management. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

Celso Munoz is co-manager of the fund, which he has managed since October 2016. He also manages other funds. Since joining Fidelity Investments in 2005, Mr. Munoz has worked as a research analyst and portfolio manager.

Ford O'Neil is co-manager of the fund, which he has managed since October 2008. He also manages other funds. Since joining Fidelity Investments in 1989, Mr. O'Neil has worked as a research analyst and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

The fund does not pay a management fee to the Adviser.

The Adviser receives no fee from the fund for handling the business affairs of the fund and pays the expenses of the fund with certain exceptions.

The Adviser or an affiliate pays FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended February 28, 2021.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, fees and expenses of the Independent Trustees, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets, exceed 0.003% (the Expense Cap). If at any time during the current fiscal year expenses for the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through December 31, 2024 . FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.

Fund Distribution

Distribution and Service Plan(s)

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.

If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Fidelity Series Investment Grade Bond Fund

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$12.28	$11.68	$10.97	$11.37	$11.62
Income from Investment Operations
Net investment income (loss)A	.267	.333	.362	.338	.293
Net realized and unrealized gain (loss)	(.028)	.603	.727	(.390)	(.135)
Total from investment operations	.239	.936	1.089	(.052)	.158
Distributions from net investment income	(.251)	(.336)	(.379)	(.337)	(.292)
Distributions from net realized gain	(.468)	–	–	(.011)	(.116)
Total distributions	(.719)	(.336)	(.379)	(.348)	(.408)
Net asset value, end of period	$11.80	$12.28	$11.68	$10.97	$11.37
Total ReturnB	2.06%	8.16%	10.16%	(.45)%	1.45%
Ratios to Average Net AssetsC,D
Expenses before reductions	- %E	- %E	- %E	- %E	.32%
Expenses net of fee waivers, if any	- %E	- %E	- %E	- %E	.32%
Expenses net of all reductions	- %E	- %E	- %E	- %E	.32%
Net investment income (loss)	2.27%	2.82%	3.27%	3.05%	2.63%
Supplemental Data
Net assets, end of period (000 omitted)	$40,477,064	$35,945,504	$29,040,336	$26,378,204	$26,071,511
Portfolio turnover rateF	248%	259%G	175%	103%	183%

ACalculated based on average shares outstanding during the period.

BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

CFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

DExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

EAmount represents less than .005%.

FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

GPortfolio turnover rate excludes securities received or delivered in-kind.

Additional Index Information

Bloomberg U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate pass-throughs), asset-backed securities and collateralised mortgage-backed securities (agency and non-agency).

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-02105

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.873107.114	LIG-PRO-1021

Fund/Ticker

Fidelity® U.S. Bond Index Fund/FXNAX

Prospectus

October 30, 2021

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Fidelity® U.S. Bond Index Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Exchanging Shares
Features and Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund:
Fidelity® U.S. Bond Index Fund

Investment Objective

The fund seeks to provide investment results that correspond to the aggregate price and interest performance of the debt securities in the Bloomberg U.S. Aggregate Bond Index.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management fee	0.025%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.000%
Total annual operating expenses	0.025%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$3
3 years	$8
5 years	$14
10 years	$32

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 76% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing at least 80% of the fund's assets in bonds included in the Bloomberg U.S. Aggregate Bond Index.
  Using statistical sampling techniques based on duration, maturity, interest rate sensitivity, security structure, and credit quality to attempt to replicate the returns of the Bloomberg U.S. Aggregate Bond Index using a smaller number of securities.
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default), options, and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.
  Investing in Fidelity's central funds (specialized investment vehicles used by Fidelity® funds to invest in particular security types or investment disciplines) consistent with the asset classes discussed above.

Principal Investment Risks
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure. Entities located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.
  Correlation to Index. The performance of the fund and its underlying index may vary somewhat due to factors such as fees and expenses of the fund, transaction costs, sample selection, regulatory restrictions, and timing differences associated with additions to and deletions from the index. Errors in the construction or calculation of the index may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on the fund and its shareholders.
  Passive Management Risk. The fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the fund’s index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the fund’s performance could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers.
  Leverage Risk. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns*

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	3.95%	September 30, 2011
Lowest Quarter Return	(3.14)%	December 31, 2016
Year-to-Date Return	(1.68)%	September 30, 2021

*The initial offering of Fidelity® U.S. Bond Index Fund (formerly named Institutional Premium Class) took place on May 4, 2011. Returns prior to May 4, 2011 are those of the former Investor Class and have not been restated to reflect current expenses.

Average Annual Returns*

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2020	Past 1 year	Past 5 years	Past 10 Years
Fidelity® U.S. Bond Index Fund
Return Before Taxes	7.80%	4.41%	3.82%
Return After Taxes on Distributions	6.58%	3.26%	2.68%
Return After Taxes on Distributions and Sale of Fund Shares	4.72%	2.89%	2.47%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.51%	4.44%	3.84%

*The initial offering of Fidelity® U.S. Bond Index Fund (formerly named Institutional Premium Class) took place on May 4, 2011. Returns prior to May 4, 2011 are those of the former Investor Class and have not been restated to reflect current expenses.

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Brandon Bettencourt (co-manager) has managed the fund since May 2014.

Richard Munclinger (co-manager) has managed the fund since October 2020.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

Fidelity® U.S. Bond Index Fund seeks to provide investment results that correspond to the aggregate price and interest performance of the debt securities in the Bloomberg U.S. Aggregate Bond Index.

Principal Investment Strategies

The Adviser normally invests at least 80% of the fund's assets in bonds included in the Bloomberg U.S. Aggregate Bond Index. The index is composed of U.S. dollar denominated, investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities.

The Adviser may use statistical sampling techniques to attempt to replicate the returns of the index using a smaller number of securities. Statistical sampling techniques attempt to match the investment characteristics of the index and the fund by taking into account such factors as duration, maturity, interest rate sensitivity, security structure, and credit quality. The Adviser expects the fund's investments will approximate the broad market sector weightings of the index within a range of ±10%.

The fund may not track the index because differences between the index and the fund's portfolio can cause differences in performance. In addition, expenses and transaction costs, the size and frequency of cash flows into and out of the fund, and differences between how and when the fund and the index are valued can cause differences in performance.

The Adviser may engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument, or components of the index underlying the derivative, and forward-settling securities. The Adviser may invest a significant portion of the fund's assets in these types of investments. If the fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, options (including options on futures and swaps), and futures contracts (both long and short positions) on securities, other instruments, and indexes. Depending on the Adviser's outlook and market conditions, the Adviser may engage in these transactions to increase or decrease the fund's exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index.

To earn additional income for the fund, the Adviser may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.

The Adviser uses central funds to help invest the fund's assets. Central funds are specialized investment vehicles designed to be used by Fidelity® funds. Fidelity uses them to invest in particular security types or investment disciplines; for example, rather than buy bonds directly, the fund may invest in a central fund that buys bonds. Fidelity does not charge any additional management fees for central funds. Central funds offer exposure to some or all of the following types of investment-grade and lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds): corporate bonds, mortgage and other asset-backed securities, floating rate loans, and BB-rated securities. Central funds may also focus on other types of securities.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities, loans and loan participations, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.

Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include futures, options, forwards, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of an index, security, or other instrument or investment) and credit default swaps (buying or selling credit default protection).

Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. When a fund does not already own or have the right to obtain securities equivalent in kind and amount, a commitment to sell securities is equivalent to a short sale. Payment and delivery take place after the customary settlement period.

Central funds are special types of investment vehicles created by Fidelity for use by Fidelity® funds and other advisory clients. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees. The investment results of the portions of the fund's assets invested in the central funds will be based upon the investment results of those funds.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund’s performance. The fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as mortgage securities and the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities. The discontinuation and replacement of London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another) and other benchmark rates may have a significant impact on the financial markets and may adversely impact a fund’s performance.

Foreign Exposure. Foreign securities and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. All of these factors can make foreign investments more volatile than U.S. investments.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) tend to be more sensitive to these changes than higher-quality debt securities.

Correlation to Index. The performance of the fund and its index may vary somewhat due to factors such as fees and expenses of the fund, transaction costs, imperfect correlation between the fund's securities and those in its index, timing differences associated with additions to and deletions from its index, and changes in the component securities. In addition, the fund may not be able to invest in certain securities in its index or invest in them in the exact proportions in which they are represented in the index due to regulatory restrictions. The fund may not be fully invested at times, either as a result of cash flows into the fund or as a result of reserves of cash held by the fund to meet redemptions. The use of sampling techniques or futures or other derivative positions may affect the fund's ability to achieve close correlation with its index. Errors in the construction or calculation of the index may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on the fund and its shareholders.

Passive Management Risk. An index fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the fund’s index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, an index fund's performance could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The structure and composition of an index fund’s index will affect the performance, volatility, and risk of the index and, consequently, the performance, volatility, and risk of the fund.

Leverage Risk. Derivatives, forward-settling securities, and short sale transactions involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Forward-settling securities and short sale transactions also involve the risk that a security will not be issued, delivered, available for purchase, or paid for when anticipated. An increase in the market price of securities sold short will result in a loss. Government legislation or regulation could affect the use of these transactions and could limit a fund's ability to pursue its investment strategies.

Fundamental Investment Policies

The following is fundamental, that is, subject to change only by shareholder approval:

Fidelity® U.S. Bond Index Fund seeks to provide investment results that correspond to the aggregate price and interest performance of the debt securities in the Bloomberg U.S. Aggregate Bond Index.

Shareholder Notice

The following is subject to change only upon 60 days' prior notice to shareholders:

Fidelity® U.S. Bond Index Fund normally invests at least 80% of its assets in bonds included in the Bloomberg U.S. Aggregate Bond Index.

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of the underlying central funds in which the fund invests. Shares of underlying central funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

General Information

Information on Fidelity

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is one of the world's largest providers of financial services.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

Ways to Invest

Subject to the purchase and sale requirements stated in this prospectus, you may buy or sell shares through a Fidelity® brokerage account or a Fidelity® mutual fund account. If you buy or sell shares (other than by exchange) through a Fidelity® brokerage account, your transactions generally involve your Fidelity® brokerage core (a settlement vehicle included as part of your Fidelity® brokerage account).

If you do not currently have a Fidelity® brokerage account or a Fidelity® mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity® brokerage account or a Fidelity® mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares through a retirement account (such as an IRA or an account funded through salary deduction) or an investment professional. Retirement specialists are available at 1-800-544-4774 to answer your questions about Fidelity® retirement products. If you buy or sell shares through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares and the account features, policies, and fees may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may apply. For example, you may be charged a transaction fee if you buy or sell shares through a non-Fidelity broker or other investment professional.

Information on Placing Orders

You should include the following information with any order:

  Your name
  Your account number
  Type of transaction requested
  Name(s) of fund(s) and class(es)
  Dollar amount or number of shares

Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) systematic withdrawal and/or contribution programs, (ii) mandatory retirement distributions, (iii) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts, (iv) transactions within a qualified advisory program, and (v) transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds.

A qualified advisory program is one that demonstrates to Fidelity that the program has investment strategies and trading policies designed to protect the interests of long-term investors and meets specific criteria outlined by Fidelity.

A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the fund's Treasurer.

Fidelity may choose not to monitor transactions below certain dollar value thresholds.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Other Information about the Excessive Trading Policy

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

There is no minimum balance or purchase minimum for fund shares.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediary. If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Shares of the fund may be bought in exchange for securities you hold that meet the fund's investment objective, policies, and limitations. Fidelity may refuse a securities exchange for any reason. You may realize a gain or loss for federal income tax purposes upon a securities exchange. For further information, call Fidelity at the appropriate number found in "Purchase and Sale of Shares." Do not send securities to the fund or to Fidelity.

Certain financial institutions that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when fund shares are priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary. If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

A signature guarantee is designed to protect you and Fidelity from fraud. If you hold your shares in a Fidelity® mutual fund account and submit your request to Fidelity by mail, Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  When you wish to sell more than $100,000 worth of shares.
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.
  When you are requesting that redemption proceeds be paid to someone other than the account owner.
  In certain situations when the redemption proceeds are being transferred to a Fidelity® mutual fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity® Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  If you hold your shares in a Fidelity® mutual fund account and your redemption check remains uncashed for six months, the check may be invested in additional shares at the NAV next calculated on the day of the investment.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.

If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares for shares of other Fidelity® funds.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.
  The shares you are acquiring by exchange must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums. Check each fund's prospectus for details.

Features and Policies

Features

The following features may be available to buy and sell shares of the fund or to move money to and from your account, depending on whether you are investing through a Fidelity® brokerage account or a Fidelity® mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

  To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.
  You can use electronic funds transfer to:
  Make periodic (automatic) purchases of Fidelity® fund shares or payments to your Fidelity® brokerage account.
  Make periodic (automatic) redemptions of Fidelity® fund shares or withdrawals from your Fidelity® brokerage account.

Wire: electronic money movement through the Federal Reserve wire system

  To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.

Automatic Transactions: periodic (automatic) transactions

  To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity® brokerage account or Fidelity® mutual fund account.
  To make contributions from a Fidelity® mutual fund account to a Fidelity® mutual fund IRA.
  To sell shares of a Fidelity® money market fund and simultaneously to buy shares of another Fidelity® fund in a Fidelity® mutual fund account.

Policies

The following apply to you as a shareholder.

Statements that Fidelity sends to you, if applicable, include the following:

  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semi-annual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-800-544-8544. We will begin sending individual copies to you within 30 days of receiving your call.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, the fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the fund related to opening the accounts. Your shares will be sold at the NAV, minus any applicable shareholder fees, calculated on the day Fidelity closes your fund position.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

Any dividends and capital gain distributions paid to retirement plan participants will be automatically reinvested.

The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in October and December.

Earning Dividends

The fund processes purchase and redemption requests only on days it is open for business.

Shares generally begin to earn dividends on the first business day following the day of purchase.

Shares generally earn dividends until, but not including, the next business day following the day of redemption.

Exchange requests will be processed only when both funds are open for business.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available:

1. Reinvestment Option. Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Any capital gain distributions will be automatically reinvested in additional shares. Any dividends will be paid in cash.

3. Cash Option. Any dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Any dividends will be automatically invested in shares of another identically registered Fidelity® fund. Any capital gain distributions will be automatically invested in shares of another identically registered Fidelity® fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options may be available for every account and certain restrictions may apply. If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

If your dividend check(s) remains uncashed for six months, your check(s) may be invested in additional shares at the NAV next calculated on the day of the investment.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions

Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity® fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Taxes on Transactions

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2020, the Adviser had approximately $3.0 trillion in discretionary assets under management, and approximately $3.8 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2020, FMR UK had approximately $25.4 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2020, FMR H.K. had approximately $22.3 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. As of March 31, 2021, FMR Japan had approximately $7.8 billion in discretionary assets under management. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

Brandon Bettencourt is co-manager of the fund, which he has managed since May 2014. He also manages other funds. Since joining Fidelity Investments in 2008, Mr. Bettencourt has worked as a research associate, portfolio analyst, and portfolio manager.

Richard Munclinger is co-manager of the fund, which he has managed since October 2020. He also manages other funds. Since joining Fidelity Investments in 2016, Mr. Munclinger has worked as a quantitative analyst and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

The fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The Adviser pays all of the other expenses of the fund with limited exceptions.

The fund's annual management fee rate is 0.025% of its average net assets.

The Adviser pays FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended February 28, 2021.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

FDC distributes the fund's shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of fund shares. This compensation may take the form of payments for additional distribution-related activities and/or shareholder services and payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary. These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.

If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity® funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity® funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Fidelity U.S. Bond Index Fund

Years ended August 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$12.57	$12.08	$11.26	$11.71	$11.96
Income from Investment Operations
Net investment income (loss)A	.222	.291	.328	.302	.291
Net realized and unrealized gain (loss)	(.245)	.481	.813	(.445)	(.250)
Total from investment operations	(.023)	.772	1.141	(.143)	.041
Distributions from net investment income	(.224)	(.282)	(.321)	(.300)	(.288)
Distributions from net realized gain	(.123)	–	–	(.007)	(.003)
Total distributions	(.347)	(.282)	(.321)	(.307)	(.291)
Net asset value, end of period	$12.20	$12.57	$12.08	$11.26	$11.71
Total ReturnB	(.17)%	6.48%	10.33%	(1.22)%	.39%
Ratios to Average Net AssetsC,D
Expenses before reductions	.03%	.03%	.03%	.03%	.03%
Expenses net of fee waivers, if any	.03%	.03%	.03%	.03%	.03%
Expenses net of all reductions	.02%	.03%	.03%	.03%	.03%
Net investment income (loss)	1.81%	2.38%	2.87%	2.66%	2.52%
Supplemental Data
Net assets, end of period (in millions)	$59,844	$55,526	$44,339	$20,283	$15,180
Portfolio turnover rateE	76%	59%F	35%F	43%	57%

ACalculated based on average shares outstanding during the period.

BTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

CFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

DExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

EAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

FPortfolio turnover rate excludes securities received or delivered in-kind.

Additional Index Information

Bloomberg U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate pass-throughs), asset-backed securities and collateralised mortgage-backed securities (agency and non-agency).

“Bloomberg®” and the index or indices are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by the Adviser.

The fund(s) are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the fund(s) or any member of the public regarding the advisability of investing in securities generally or in the fund(s) particularly. The only relationship of Bloomberg to the Adviser is the licensing of certain trademarks, trade names and service marks and of the index or indices, which is determined, composed and calculated by BISL without regard to the Adviser or the fund(s). Bloomberg has no obligation to take the needs of the Adviser or the owners of the fund(s) into consideration in determining, composing or calculating the index or indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the fund(s) to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to fund(s) customers, in connection with the administration, marketing or trading of the fund(s).

BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE FUND(S) OR INDEX OR INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-02105

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Fidelity Investments & Pyramid Design, FAST, and Directed Dividends are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.925925.112	UII-UDV-PRO-1021

Fidelity Flex® Funds

Fund/Ticker

Fidelity Flex® Conservative Income Bond Fund/FJTDX

Prospectus

October 30, 2021

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Fidelity Flex® Conservative Income Bond Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Exchanging Shares (for Retirement Plans Only)
Rollover IRAs (for Retirement Plans Only)
Account Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund:
Fidelity Flex® Conservative Income Bond Fund

Investment Objective

The fund seeks to obtain a high level of current income consistent with preservation of capital.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management fee	None
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%
Total annual operating expenses(a)	0.00%

(a)The fund is available only to certain fee-based accounts and advisory programs offered by Fidelity. Advisory account clients, retirement plans, plan sponsors and/or plan participants typically pay an advisory fee that generally covers investment advisory and administrative services.

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. This example does not include any fees paid at the fee-based account or plan level. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$0
3 years	$0
5 years	$0
10 years	$0

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing at least 80% of assets in U.S. dollar-denominated money market and high quality investment-grade debt securities of all types, and repurchase agreements for those securities.
  Potentially entering into reverse repurchase agreements.
  Investing up to 5% of assets in lower quality investment-grade securities.
  Managing the fund to have similar overall interest rate risk to the Bloomberg U.S. 3-6 Month Treasury Bill Index.
  Normally maintaining a dollar-weighted average maturity of 0.75 years or less.
  Normally investing in fixed rate securities with a maximum maturity of two years or less and floating rate securities with a maximum maturity of three years or less.
  Allocating assets across different market sectors and maturities.
  Investing more than 25% of total assets in the financial services industries.
  Investing in domestic and foreign issuers.
  Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.

Principal Investment Risks
  Interest Rate Changes. Interest rate increases can cause the price of a debt or money market security to decrease.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Financial Services Concentration. Changes in government regulation and interest rates and economic downturns can have a significant negative effect on issuers in the financial services sector, including the price of their securities or their ability to meet their payment obligations.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance. The performance shown does not reflect the impact of any fees paid at the fee-based account or plan level.

Visit www.401k.com and log in for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	1.75%	June 30, 2020
Lowest Quarter Return	(0.79)%	March 31, 2020
Year-to-Date Return	0.35%	September 30, 2021

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2020	Past 1 year	Life of fund(a)
Fidelity Flex® Conservative Income Bond Fund
Return Before Taxes	1.35%	2.21%
Return After Taxes on Distributions	0.84%	1.35%
Return After Taxes on Distributions and Sale of Fund Shares	0.80%	1.32%
Bloomberg U.S. 3-6 Month Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	0.87%	1.76%

(a)From May 31, 2018

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Robert Galusza (co-manager) has managed the fund since May 2018.

Julian Potenza (co-manager) has managed the fund since May 2018.

Maura Walsh (co-manager) has managed the fund since October 2018.

David DeBiase (co-manager) has managed the fund since October 2020.

Purchase and Sale of Shares

Shares are available only to certain fee-based accounts and advisory programs offered by Fidelity. Shares also may be available to certain broker-dealers that have entered into arrangements with Fidelity. You may buy or sell shares in various ways:

Internet

Plan Accounts: www.401k.com	All Other Accounts: www.fidelity.com

Phone

Plan Accounts:

For Individual Accounts (investing through a retirement plan sponsor or other institution), refer to your plan materials or contact that institution directly.

For Retirement Plan Level Accounts:

Corporate Clients 1-800-962-1375

"Not for Profit" Clients 1-800-343-0860

All Other Accounts:

1-800-544-3455

Mail (Plan Accounts Only)

Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035	Overnight Express: Fidelity Investments 100 Crosby Parkway Covington, KY 41015

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Currently, the Board of Trustees of the fund has not authorized such payments for shares of the fund. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

Fidelity Flex® Conservative Income Bond Fund seeks to obtain a high level of current income consistent with preservation of capital.

Principal Investment Strategies

The Adviser normally invests at least 80% of the fund's assets in U.S. dollar-denominated money market and high quality investment-grade debt securities of all types, and repurchase agreements for those securities. The Adviser also may enter into reverse repurchase agreements for the fund.

The Adviser may invest up to 5% of the fund's assets in lower quality investment-grade securities.

The Adviser manages the fund to have similar overall interest rate risk to the Bloomberg U.S. 3-6 Month Treasury Bill Index.

The Adviser considers other factors when selecting the fund's investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, the Adviser considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, information on the fund's competitive universe and internal views of potential future market conditions.

In addition, the fund normally maintains a dollar-weighted average maturity of 0.75 years or less. As of August 31, 2021, the fund's dollar-weighted average maturity was approximately 0.7 years and the index's dollar-weighted average maturity was approximately 0.4 years. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.

The Adviser normally invests the fund's assets in fixed rate securities with a maximum maturity of two years or less and floating rate securities with a maximum maturity of three years or less.

The Adviser allocates the fund's assets among different market sectors (for example, corporate, asset-backed, or government securities) and different maturities based on its view of the relative value of each sector or maturity.

The Adviser will invest more than 25% of the fund's total assets in the financial services industries.

The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities, loans and loan participations, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.

Money market securities are high-quality, short-term securities that pay a fixed, variable, or floating interest rate. Securities are often specifically structured so that they are eligible investments for a money market fund. For example, in order to satisfy the maturity restrictions for a money market fund, some money market securities have demand or put features, which have the effect of shortening the security's maturity. Money market securities include bank certificates of deposit, bankers' acceptances, bank time deposits, notes, commercial paper, and U.S. Government securities. Certain issuers of U.S. Government securities, including Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are sponsored or chartered by Congress but their securities are neither issued nor guaranteed by the U.S. Treasury.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include futures, options, forwards, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of an index, security, or other instrument or investment) and credit default swaps (buying or selling credit default protection).

Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. Payment and delivery take place after the customary settlement period.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund’s performance. The fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities. The discontinuation and replacement of London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another) and other benchmark rates may have a significant impact on the financial markets and may adversely impact a fund’s performance.

Foreign Exposure. Foreign securities, securities issued by U.S. entities with substantial foreign operations, and entities providing credit support or a maturity-shortening structure that are located in foreign countries can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Financial Services Concentration. Financial services companies are highly dependent on the supply of short-term financing and can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad. These events can significantly affect the price of issuers’ securities as well as their ability to make payments of principal or interest or otherwise meet obligations on securities or instruments for which they serve as guarantors or counterparties.

Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value.

Leverage Risk. Derivatives and forward-settling securities involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Forward-settling securities also involve the risk that a security will not be issued, delivered, or paid for when anticipated. Government legislation or regulation could affect the use of these transactions and could limit a fund's ability to pursue its investment strategies.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Other Investment Strategies

In addition to the principal investment strategies discussed above, the Adviser may invest the fund's assets in debt securities by investing in other funds.

The Adviser may also engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument, or components of the index underlying the derivative, and forward-settling securities. The fund's derivative investments may include futures contracts (both long and short positions) on securities and indexes. Depending on the Adviser's outlook and market conditions, the Adviser may engage in these transactions to increase or decrease the fund's exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index.

Shareholder Notice

The following is subject to change only upon 60 days' prior notice to shareholders:

Fidelity Flex® Conservative Income Bond Fund normally invests at least 80% of assets in U.S. dollar-denominated money market and high quality investment-grade debt securities of all types, and repurchase agreements for those securities.

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

General Information

Ways to Invest

Shares can be purchased only through certain fee-based accounts and advisory programs offered by Fidelity, including certain employer-sponsored plans and discretionary investment programs.

Information on Placing Orders

Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The fund generally invests in liquid money market and short-duration debt securities and the Adviser anticipates that shareholders may purchase and sell shares of the fund frequently. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive trading of fund shares and the fund accommodates frequent trading.

The fund has no limit on purchase or exchange transactions but may in its discretion restrict, reject, or cancel any purchases that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

Shares are available only to certain fee-based accounts and advisory programs offered by Fidelity.

Shares also may be available to certain broker-dealers that have entered into arrangements with Fidelity.

There is no minimum balance or purchase minimum for fund shares.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

A signature guarantee is designed to protect you and Fidelity from fraud. Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  When you wish to sell more than $100,000 worth of shares.
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.
  When you are requesting that redemption proceeds be paid to someone other than the account owner.
  In certain situations when the redemption proceeds are being transferred to a Fidelity® mutual fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity® Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Policies Concerning the Redemption of Fund Shares

Shares of the fund are only available to certain fee-based accounts and advisory programs offered by Fidelity.

A fund typically expects to pay redemption proceeds on the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

When your relationship with your managed account adviser or retirement plan sponsor is terminated, your shares may be sold at the NAV next calculated, in which case the redemption proceeds will remain in your account pending your instruction. Withdrawing your investment could have tax consequences for you.

Exchanging Shares (for Retirement Plans Only)

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

Shares may be exchanged into shares of any Fidelity Flex® fund available through your plan.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.
  The shares you are acquiring by exchange must be available for sale in your state.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify exchange privileges in the future.

Rollover IRAs (for Retirement Plans Only)

Shares of the fund are not available to IRA rollover accounts. When your relationship with your retirement plan sponsor is terminated, your shares may be sold at the NAV next calculated. Withdrawing your investment could have tax consequences for you.

Account Policies

The following apply to you as a shareholder.

Statements that Fidelity sends to you, if applicable, include the following:

  Confirmation statements (after transactions affecting your fund balance except reinvestment of distributions in the fund).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, the fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the fund related to opening the accounts. Your shares will be sold at the NAV, minus any applicable shareholder fees, calculated on the day Fidelity closes your fund position.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in October and December.

Earning Dividends

The fund processes purchase and redemption requests only on days it is open for business.

Shares generally begin to earn dividends on the first business day following the day of purchase.

Shares generally earn dividends until, but not including, the next business day following the day of redemption.

Exchange requests will be processed only when both funds are open for business.

Any dividends and capital gain distributions may be reinvested in additional shares or paid in cash.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions

Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).

For accounts other than tax-advantaged retirement plan accounts, distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes. For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them. If you elect to receive distributions in cash, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Taxes on Transactions

Your redemptions may result in a capital gain or loss for federal tax purposes (for non-retirement accounts). A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them. Exchanges within a tax-advantaged retirement plan account will not result in a capital gain or loss for federal tax purposes. Please consult your tax advisor regarding the tax treatment of distributions from a tax-advantaged retirement plan account.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2020, the Adviser had approximately $3.0 trillion in discretionary assets under management, and approximately $3.8 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2020, FMR UK had approximately $25.4 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2020, FMR H.K. had approximately $22.3 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. As of March 31, 2021, FMR Japan had approximately $7.8 billion in discretionary assets under management. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

David DeBiase is co-manager of the fund, which he has managed since October 2020. He also manages other funds. Since joining Fidelity Investments in 2006, Mr. DeBiase has worked as a trader and portfolio manager.

Robert Galusza is co-manager of the fund, which he has managed since May 2018. He also manages other funds. Since joining Fidelity Investments in 1987, Mr. Galusza has worked as a research analyst and portfolio manager.

Julian Potenza is co-manager of the fund, which he has managed since May 2018. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Potenza has worked as a research analyst and portfolio manager.

Maura Walsh is co-manager of the fund, which she has managed since October 2018. She also manages other funds. Since joining Fidelity Investments in 1995, Ms. Walsh has worked as a trader and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

The fund does not pay a management fee to the Adviser. The fund is available through certain fee-based accounts and advisory programs offered by the Adviser's affiliates. The Adviser is compensated for its services out of such fees.

The Adviser receives no fee from the fund for handling the business affairs of the fund and pays the expenses of the fund with limited exceptions.

The Adviser pays FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended February 28, 2021.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

FDC distributes the fund's shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of fund shares. These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has not authorized such payments for shares of the fund.

If payments made by the Adviser to FDC or to intermediaries under a Distribution and Service Plan were considered to be paid out of a fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity® funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity® funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Fidelity Flex Conservative Income Bond Fund

Years ended August 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.04	$10.01	$10.02	$10.00
Income from Investment Operations
Net investment income (loss)B	.053	.169	.275	.059
Net realized and unrealized gain (loss)	(.006)	.039	.002	.007
Total from investment operations	.047	.208	.277	.066
Distributions from net investment income	(.055)	(.178)	(.287)	(.046)
Distributions from net realized gain	(.002)	–	–	–
Total distributions	(.057)	(.178)	(.287)	(.046)
Net asset value, end of period	$10.03	$10.04	$10.01	$10.02
Total ReturnC	.47%	2.10%	2.80%	.66%
Ratios to Average Net AssetsD,E
Expenses before reductionsF	-%	-%	-%	- %G
Expenses net of fee waivers, if anyF	-%	-%	-%	- %G
Expenses net of all reductionsF	-%	-%	-%	- %G
Net investment income (loss)	.53%	1.69%	2.76%	2.32%G
Supplemental Data
Net assets, end of period (000 omitted)	$212,866	$123,307	$75,592	$50,887
Portfolio turnover rateH	40%	44%	12%	10%I

AFor the period May 31, 2018 (commencement of operations) to August 31, 2018.

BCalculated based on average shares outstanding during the period.

CTotal returns for periods of less than one year are not annualized.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount represents less than .005%.

GAnnualized

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IAmount not annualized.

Additional Index Information

Bloomberg U.S. 3-6 Month Treasury Bill Index is a market capitalization-weighted index of investment-grade, fixed-rate public obligations of the U.S. Treasury with remaining maturities from 3 up to (but not including) 6 months, excluding zero coupon strips.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants). In addition, you may visit the web site at www.fidelity.com (for managed account clients) or www.401k.com (for retirement plan participants) for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-02105

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity Flex, Fidelity Investments & Pyramid Design, and Fidelity are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.9887604.105	ZCI-PRO-1021

Fidelity Flex® Funds

Fund/Ticker

Fidelity Flex® Short-Term Bond Fund/FBSTX

Prospectus

October 30, 2021

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Fidelity Flex® Short-Term Bond Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Exchanging Shares (for Retirement Plans Only)
Rollover IRAs (for Retirement Plans Only)
Account Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund:
Fidelity Flex® Short-Term Bond Fund

Investment Objective

The fund seeks to obtain a high level of current income consistent with preservation of capital.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management fee	None
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%
Total annual operating expenses(a)	0.00%

(a)The fund is available only to certain fee-based accounts and advisory programs offered by Fidelity. Advisory account clients, retirement plans, plan sponsors and/or plan participants typically pay an advisory fee that generally covers investment advisory and administrative services.

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. This example does not include any fees paid at the fee-based account or plan level. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$0
3 years	$0
5 years	$0
10 years	$0

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 72% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing at least 80% of assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.
  Managing the fund to have similar overall interest rate risk to the Bloomberg U.S. 1-3 Year Government/Credit Bond Index.
  Normally maintaining a dollar-weighted average maturity of three years or less.
  Allocating assets across different market sectors and maturities.
  Investing in domestic and foreign issuers.
  Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default), options, and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.
  Investing in Fidelity's central funds (specialized investment vehicles used by Fidelity® funds to invest in particular security types or investment disciplines) consistent with the asset classes discussed above.

Principal Investment Risks
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.
  Leverage Risk. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance. The performance shown does not reflect the impact of any fees paid at the fee-based account or plan level.

Visit www.401k.com and log in for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	2.24%	June 30, 2020
Lowest Quarter Return	(0.23)%	March 31, 2018
Year-to-Date Return	0.16%	September 30, 2021

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2020	Past 1 year	Life of fund(a)
Fidelity Flex® Short-Term Bond Fund
Return Before Taxes	4.27%	2.97%
Return After Taxes on Distributions	3.10%	2.00%
Return After Taxes on Distributions and Sale of Fund Shares	2.58%	1.86%
Bloomberg U.S. 1-3 Year Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	3.33%	2.52%

(a)From March 7, 2017

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Robert Galusza (co-manager) has managed the fund since March 2017.

Julian Potenza (co-manager) has managed the fund since October 2017.

David DeBiase (co-manager) has managed the fund since October 2019.

Purchase and Sale of Shares

Shares are available only to certain fee-based accounts and advisory programs offered by Fidelity. Shares also may be available to certain broker-dealers that have entered into arrangements with Fidelity. You may buy or sell shares in various ways:

Internet

Plan Accounts: www.401k.com	All Other Accounts: www.fidelity.com

Phone

Plan Accounts:

For Individual Accounts (investing through a retirement plan sponsor or other institution), refer to your plan materials or contact that institution directly.

For Retirement Plan Level Accounts:

Corporate Clients 1-800-962-1375

"Not for Profit" Clients 1-800-343-0860

All Other Accounts:

1-800-544-3455

Mail (Plan Accounts Only)

Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035	Overnight Express: Fidelity Investments 100 Crosby Parkway Covington, KY 41015

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Currently, the Board of Trustees of the fund has not authorized such payments for shares of the fund. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

Fidelity Flex® Short-Term Bond Fund seeks to obtain a high level of current income consistent with preservation of capital.

Principal Investment Strategies

The Adviser normally invests at least 80% of the fund's assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.

The Adviser uses the Bloomberg U.S. 1-3 Year Government/Credit Bond Index as a guide in structuring the fund and selecting its investments. The Adviser manages the fund to have similar overall interest rate risk to the index.

The Adviser considers other factors when selecting the fund's investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, the Adviser considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, information on the fund's competitive universe and internal views of potential future market conditions.

In addition, the fund normally maintains a dollar-weighted average maturity of three years or less. As of August 31, 2021, the fund's dollar-weighted average maturity was approximately 2.0 years and the index's dollar-weighted average maturity was approximately 2.0 years. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.

The Adviser allocates the fund's assets among different market sectors (for example, corporate, asset-backed, or government securities) and different maturities based on its view of the relative value of each sector or maturity.

The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

The Adviser may engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument, or components of the index underlying the derivative, and forward-settling securities. The Adviser may invest a significant portion of the fund's assets in these types of investments. If the fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, options (including options on futures and swaps), and futures contracts (both long and short positions) on securities, other instruments, and indexes. Depending on the Adviser's outlook and market conditions, the Adviser may engage in these transactions to increase or decrease the fund's exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index.

To earn additional income for the fund, the Adviser may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.

The Adviser uses central funds to help invest the fund's assets. Central funds are specialized investment vehicles designed to be used by Fidelity® funds. Fidelity uses them to invest in particular security types or investment disciplines; for example, rather than buy bonds directly, the fund may invest in a central fund that buys bonds. Fidelity does not charge any additional management fees for central funds. Central funds offer exposure to some or all of the following types of investment-grade and lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds): corporate bonds, mortgage and other asset-backed securities, floating rate loans, and BB-rated securities. Central funds may also focus on other types of securities.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities (including collateralized loan obligations), loans and loan participations, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include futures, options, forwards, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of an index, security, or other instrument or investment) and credit default swaps (buying or selling credit default protection).

Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. When a fund does not already own or have the right to obtain securities equivalent in kind and amount, a commitment to sell securities is equivalent to a short sale. Payment and delivery take place after the customary settlement period.

Central funds are special types of investment vehicles created by Fidelity for use by Fidelity® funds and other advisory clients. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees. The investment results of the portions of the fund's assets invested in the central funds will be based upon the investment results of those funds.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund’s performance. The fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as mortgage securities and the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities. The discontinuation and replacement of London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another) and other benchmark rates may have a significant impact on the financial markets and may adversely impact a fund’s performance.

Foreign Exposure. Foreign securities and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) tend to be more sensitive to these changes than higher-quality debt securities.

Leverage Risk. Derivatives, forward-settling securities, and short sale transactions involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Forward-settling securities and short sale transactions also involve the risk that a security will not be issued, delivered, available for purchase, or paid for when anticipated. An increase in the market price of securities sold short will result in a loss. Government legislation or regulation could affect the use of these transactions and could limit a fund's ability to pursue its investment strategies.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Other Investment Strategies

In addition to the principal investment strategies discussed above, the Adviser may invest in collateralized loan obligations.

Fundamental Investment Policies

The following is fundamental, that is, subject to change only by shareholder approval:

Fidelity Flex® Short-Term Bond Fund seeks to obtain a high level of current income consistent with preservation of capital.

Shareholder Notice

The following is subject to change only upon 60 days' prior notice to shareholders:

Fidelity Flex® Short-Term Bond Fund normally invests at least 80% of its assets in investment-grade debt securities of all types and repurchase agreements for those securities.

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of the underlying central funds in which the fund invests. Shares of underlying central funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

General Information

Ways to Invest

Shares can be purchased only through certain fee-based accounts and advisory programs offered by Fidelity, including certain employer-sponsored plans and discretionary investment programs.

Information on Placing Orders

Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) systematic withdrawal and/or contribution programs, (ii) mandatory retirement distributions, (iii) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts, (iv) transactions within a qualified advisory program, and (v) transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds.

A qualified advisory program is one that demonstrates to Fidelity that the program has investment strategies and trading policies designed to protect the interests of long-term investors and meets specific criteria outlined by Fidelity.

A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the fund's Treasurer.

Fidelity may choose not to monitor transactions below certain dollar value thresholds.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Other Information about the Excessive Trading Policy

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

Shares are available only to certain fee-based accounts and advisory programs offered by Fidelity.

Shares also may be available to certain broker-dealers that have entered into arrangements with Fidelity.

There is no minimum balance or purchase minimum for fund shares.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

A signature guarantee is designed to protect you and Fidelity from fraud. Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  When you wish to sell more than $100,000 worth of shares.
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.
  When you are requesting that redemption proceeds be paid to someone other than the account owner.
  In certain situations when the redemption proceeds are being transferred to a Fidelity® mutual fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity® Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Policies Concerning the Redemption of Fund Shares

Shares of the fund are only available to certain fee-based accounts and advisory programs offered by Fidelity.

A fund typically expects to pay redemption proceeds on the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

When your relationship with your managed account adviser or retirement plan sponsor is terminated, your shares may be sold at the NAV next calculated, in which case the redemption proceeds will remain in your account pending your instruction. Withdrawing your investment could have tax consequences for you.

Exchanging Shares (for Retirement Plans Only)

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

Shares may be exchanged into shares of any Fidelity Flex® fund available through your plan.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.
  The shares you are acquiring by exchange must be available for sale in your state.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify exchange privileges in the future.

Rollover IRAs (for Retirement Plans Only)

Shares of the fund are not available to IRA rollover accounts. When your relationship with your retirement plan sponsor is terminated, your shares may be sold at the NAV next calculated. Withdrawing your investment could have tax consequences for you.

Account Policies

The following apply to you as a shareholder.

Statements that Fidelity sends to you, if applicable, include the following:

  Confirmation statements (after transactions affecting your fund balance except reinvestment of distributions in the fund).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, the fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the fund related to opening the accounts. Your shares will be sold at the NAV, minus any applicable shareholder fees, calculated on the day Fidelity closes your fund position.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in October and December.

Earning Dividends

The fund processes purchase and redemption requests only on days it is open for business.

Shares generally begin to earn dividends on the first business day following the day of purchase.

Shares generally earn dividends until, but not including, the next business day following the day of redemption.

Exchange requests will be processed only when both funds are open for business.

Any dividends and capital gain distributions may be reinvested in additional shares or paid in cash.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions

Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).

For accounts other than tax-advantaged retirement plan accounts, distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes. For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them. If you elect to receive distributions in cash, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Taxes on Transactions

Your redemptions may result in a capital gain or loss for federal tax purposes (for non-retirement accounts). A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them. Exchanges within a tax-advantaged retirement plan account will not result in a capital gain or loss for federal tax purposes. Please consult your tax advisor regarding the tax treatment of distributions from a tax-advantaged retirement plan account.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2020, the Adviser had approximately $3.0 trillion in discretionary assets under management, and approximately $3.8 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2020, FMR UK had approximately $25.4 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2020, FMR H.K. had approximately $22.3 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. As of March 31, 2021, FMR Japan had approximately $7.8 billion in discretionary assets under management. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

David DeBiase is co-manager of the fund, which he has managed since October 2019. He also manages other funds. Since joining Fidelity Investments in 2006, Mr. DeBiase has worked as a trader and portfolio manager.

Robert Galusza is co-manager of the fund, which he has managed since March 2017. He also manages other funds. Since joining Fidelity Investments in 1987, Mr. Galusza has worked as a research analyst and portfolio manager.

Julian Potenza is co-manager of the fund, which he has managed since October 2017. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Potenza has worked as a research analyst and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

The fund does not pay a management fee to the Adviser. The fund is available through certain fee-based accounts and advisory programs offered by the Adviser's affiliates. The Adviser is compensated for its services out of such fees.

The Adviser receives no fee from the fund for handling the business affairs of the fund and pays the expenses of the fund with limited exceptions.

The Adviser pays FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended February 28, 2021.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

FDC distributes the fund's shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of fund shares. These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has not authorized such payments for shares of the fund.

If payments made by the Adviser to FDC or to intermediaries under a Distribution and Service Plan were considered to be paid out of a fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity® funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity® funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Fidelity Flex Short-Term Bond Fund

Years ended August 31,	2021	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.35	$10.14	$9.89	$10.04	$10.00
Income from Investment Operations
Net investment income (loss)B	.150	.220	.251	.206	.085
Net realized and unrealized gain (loss)	(.076)	.205	.227	(.148)	.038
Total from investment operations	.074	.425	.478	.058	.123
Distributions from net investment income	(.160)	(.215)	(.228)	(.196)	(.083)
Distributions from net realized gain	(.094)	–	–	(.012)	–
Total distributions	(.254)	(.215)	(.228)	(.208)	(.083)
Net asset value, end of period	$10.17	$10.35	$10.14	$9.89	$10.04
Total ReturnC	.72%	4.24%	4.90%	.59%	1.24%
Ratios to Average Net AssetsD,E
Expenses before reductionsF	-%	-%	-%	-%	- %G
Expenses net of fee waivers, if anyF	-%	-%	-%	-%	- %G
Expenses net of all reductionsF	-%	-%	-%	-%	- %G
Net investment income (loss)	1.47%	2.16%	2.52%	2.08%	1.74%G
Supplemental Data
Net assets, end of period (000 omitted)	$6,796	$6,683	$6,080	$5,696	$5,081
Portfolio turnover rateH	72%	84%	62%	61%	96%I

AFor the period March 7, 2017 (commencement of operations) to August 31, 2017.

BCalculated based on average shares outstanding during the period.

CTotal returns for periods of less than one year are not annualized.

DFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FAmount represents less than .005%.

GAnnualized

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IAmount not annualized.

Additional Index Information

Bloomberg U.S. 1-3 Year Government/Credit Bond Index is a market value-weighted index of investment-grade fixed-rate debt securities with maturities from one to three years from the U.S. Treasury, U.S. Government-Related, and U.S. Corporate Indexes.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants). In addition, you may visit the web site at www.fidelity.com (for managed account clients) or www.401k.com (for retirement plan participants) for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-02105

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity Flex, Fidelity Investments & Pyramid Design, and Fidelity are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.9880767.106	ZSB-PRO-1021

Fidelity Flex® Funds

Fund/Ticker

Fidelity Flex® U.S. Bond Index Fund/FIBUX

Prospectus

October 30, 2021

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Fidelity Flex® U.S. Bond Index Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Exchanging Shares (for Retirement Plans Only)
Rollover IRAs (for Retirement Plans Only)
Account Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund:
Fidelity Flex® U.S. Bond Index Fund

Investment Objective

The fund seeks to provide investment results that correspond to the aggregate price and interest performance of the debt securities in the Bloomberg U.S. Aggregate Bond Index.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management fee	None
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%
Total annual operating expenses(a)	0.00%

(a)The fund is available only to certain fee-based accounts and advisory programs offered by Fidelity. Advisory account clients, retirement plans, plan sponsors and/or plan participants typically pay an advisory fee that generally covers investment advisory and administrative services.

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. This example does not include any fees paid at the fee-based account or plan level. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$0
3 years	$0
5 years	$0
10 years	$0

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 115% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing at least 80% of the fund's assets in bonds included in the Bloomberg U.S. Aggregate Bond Index.
  Using statistical sampling techniques based on duration, maturity, interest rate sensitivity, security structure, and credit quality to attempt to replicate the returns of the Bloomberg U.S. Aggregate Bond Index using a smaller number of securities.
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default), options, and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.
  Investing in Fidelity's central funds (specialized investment vehicles used by Fidelity® funds to invest in particular security types or investment disciplines) consistent with the asset classes discussed above.

Principal Investment Risks
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure. Entities located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.
  Correlation to Index. The performance of the fund and its underlying index may vary somewhat due to factors such as fees and expenses of the fund, transaction costs, sample selection, regulatory restrictions, and timing differences associated with additions to and deletions from the index. Errors in the construction or calculation of the index may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on the fund and its shareholders.
  Passive Management Risk. The fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the fund’s index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the fund’s performance could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers.
  Leverage Risk. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.
  High Portfolio Turnover. High portfolio turnover (more than 100%) may result in increased transaction costs and potentially higher capital gains or losses. The effects of higher than normal portfolio turnover may adversely affect the fund's performance.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance. The performance shown does not reflect the impact of any fees paid at the fee-based account or plan level.

Visit www.401k.com and log in for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	3.53%	March 31, 2020
Lowest Quarter Return	(1.44)%	March 31, 2018
Year-to-Date Return	(1.72)%	September 30, 2021

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2020	Past 1 year	Life of fund(a)
Fidelity Flex® U.S. Bond Index Fund
Return Before Taxes	7.72%	5.24%
Return After Taxes on Distributions	6.56%	4.02%
Return After Taxes on Distributions and Sale of Fund Shares	4.67%	3.50%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.51%	5.25%

(a)From March 9, 2017

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Brandon Bettencourt (co-manager) has managed the fund since March 2017.

Richard Munclinger (co-manager) has managed the fund since October 2020.

Purchase and Sale of Shares

Shares are available only to certain fee-based accounts and advisory programs offered by Fidelity. Shares also may be available to certain broker-dealers that have entered into arrangements with Fidelity. You may buy or sell shares in various ways:

Internet

Plan Accounts: www.401k.com	All Other Accounts: www.fidelity.com

Phone

Plan Accounts:

For Individual Accounts (investing through a retirement plan sponsor or other institution), refer to your plan materials or contact that institution directly.

For Retirement Plan Level Accounts:

Corporate Clients 1-800-962-1375

"Not for Profit" Clients 1-800-343-0860

All Other Accounts:

1-800-544-3455

Mail (Plan Accounts Only)

Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035	Overnight Express: Fidelity Investments 100 Crosby Parkway Covington, KY 41015

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Currently, the Board of Trustees of the fund has not authorized such payments for shares of the fund. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

Fidelity Flex® U.S. Bond Index Fund seeks to provide investment results that correspond to the aggregate price and interest performance of the debt securities in the Bloomberg U.S. Aggregate Bond Index.

Principal Investment Strategies

The Adviser normally invests at least 80% of the fund's assets in bonds included in the Bloomberg U.S. Aggregate Bond Index. The index is composed of U.S. dollar denominated, investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities.

The Adviser may use statistical sampling techniques to attempt to replicate the returns of the index using a smaller number of securities. Statistical sampling techniques attempt to match the investment characteristics of the index and the fund by taking into account such factors as duration, maturity, interest rate sensitivity, security structure, and credit quality. The Adviser expects the fund's investments will approximate the broad market sector weightings of the index within a range of ±10%.

The fund may not track the index because differences between the index and the fund's portfolio can cause differences in performance. In addition, expenses and transaction costs, the size and frequency of cash flows into and out of the fund, and differences between how and when the fund and the index are valued can cause differences in performance.

The Adviser may engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument, or components of the index underlying the derivative, and forward-settling securities. The Adviser may invest a significant portion of the fund's assets in these types of investments. If the fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, options (including options on futures and swaps), and futures contracts (both long and short positions) on securities, other instruments, and indexes. Depending on the Adviser's outlook and market conditions, the Adviser may engage in these transactions to increase or decrease the fund's exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index.

To earn additional income for the fund, the Adviser may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.

The Adviser uses central funds to help invest the fund's assets. Central funds are specialized investment vehicles designed to be used by Fidelity® funds. Fidelity uses them to invest in particular security types or investment disciplines; for example, rather than buy bonds directly, the fund may invest in a central fund that buys bonds. Fidelity does not charge any additional management fees for central funds. Central funds offer exposure to some or all of the following types of investment-grade and lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds): corporate bonds, mortgage and other asset-backed securities, floating rate loans, and BB-rated securities. Central funds may also focus on other types of securities.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities, loans and loan participations, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.

Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include futures, options, forwards, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of an index, security, or other instrument or investment) and credit default swaps (buying or selling credit default protection).

Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. When a fund does not already own or have the right to obtain securities equivalent in kind and amount, a commitment to sell securities is equivalent to a short sale. Payment and delivery take place after the customary settlement period.

Central funds are special types of investment vehicles created by Fidelity for use by Fidelity® funds and other advisory clients. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees. The investment results of the portions of the fund's assets invested in the central funds will be based upon the investment results of those funds.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund’s performance. The fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as mortgage securities and the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities. The discontinuation and replacement of London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another) and other benchmark rates may have a significant impact on the financial markets and may adversely impact a fund’s performance.

Foreign Exposure. Foreign securities and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. All of these factors can make foreign investments more volatile than U.S. investments.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) tend to be more sensitive to these changes than higher-quality debt securities.

Correlation to Index. The performance of the fund and its index may vary somewhat due to factors such as fees and expenses of the fund, transaction costs, imperfect correlation between the fund's securities and those in its index, timing differences associated with additions to and deletions from its index, and changes in the component securities. In addition, the fund may not be able to invest in certain securities in its index or invest in them in the exact proportions in which they are represented in the index due to regulatory restrictions. The fund may not be fully invested at times, either as a result of cash flows into the fund or as a result of reserves of cash held by the fund to meet redemptions. The use of sampling techniques or futures or other derivative positions may affect the fund's ability to achieve close correlation with its index. Errors in the construction or calculation of the index may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on the fund and its shareholders.

Passive Management Risk. An index fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the fund’s index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, an index fund's performance could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The structure and composition of an index fund’s index will affect the performance, volatility, and risk of the index and, consequently, the performance, volatility, and risk of the fund.

Leverage Risk. Derivatives, forward-settling securities, and short sale transactions involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Forward-settling securities and short sale transactions also involve the risk that a security will not be issued, delivered, available for purchase, or paid for when anticipated. An increase in the market price of securities sold short will result in a loss. Government legislation or regulation could affect the use of these transactions and could limit a fund's ability to pursue its investment strategies.

High Portfolio Turnover. A fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to a fund, including brokerage commissions, dealer mark-ups, and other transaction costs on the sale of securities or reinvestment in other securities. The sale of a fund's securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect a fund's performance.

Fundamental Investment Policies

The following is fundamental, that is, subject to change only by shareholder approval:

Fidelity Flex® U.S. Bond Index Fund seeks to provide investment results that correspond to the aggregate price and interest performance of the debt securities in the Bloomberg U.S. Aggregate Bond Index.

Shareholder Notice

The following is subject to change only upon 60 days' prior notice to shareholders:

Fidelity Flex® U.S. Bond Index Fund normally invests at least 80% of its assets in bonds included in the Bloomberg U.S. Aggregate Bond Index.

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of the underlying central funds in which the fund invests. Shares of underlying central funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

General Information

Ways to Invest

Shares can be purchased only through certain fee-based accounts and advisory programs offered by Fidelity, including certain employer-sponsored plans and discretionary investment programs.

Information on Placing Orders

Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) systematic withdrawal and/or contribution programs, (ii) mandatory retirement distributions, (iii) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts, (iv) transactions within a qualified advisory program, and (v) transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds.

A qualified advisory program is one that demonstrates to Fidelity that the program has investment strategies and trading policies designed to protect the interests of long-term investors and meets specific criteria outlined by Fidelity.

A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the fund's Treasurer.

Fidelity may choose not to monitor transactions below certain dollar value thresholds.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Other Information about the Excessive Trading Policy

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

Shares are available only to certain fee-based accounts and advisory programs offered by Fidelity.

Shares also may be available to certain broker-dealers that have entered into arrangements with Fidelity.

There is no minimum balance or purchase minimum for fund shares.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

A signature guarantee is designed to protect you and Fidelity from fraud. Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  When you wish to sell more than $100,000 worth of shares.
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.
  When you are requesting that redemption proceeds be paid to someone other than the account owner.
  In certain situations when the redemption proceeds are being transferred to a Fidelity® mutual fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity® Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Policies Concerning the Redemption of Fund Shares

Shares of the fund are only available to certain fee-based accounts and advisory programs offered by Fidelity.

A fund typically expects to pay redemption proceeds on the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

When your relationship with your managed account adviser or retirement plan sponsor is terminated, your shares may be sold at the NAV next calculated, in which case the redemption proceeds will remain in your account pending your instruction. Withdrawing your investment could have tax consequences for you.

Exchanging Shares (for Retirement Plans Only)

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

Shares may be exchanged into shares of any Fidelity Flex® fund available through your plan.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.
  The shares you are acquiring by exchange must be available for sale in your state.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify exchange privileges in the future.

Rollover IRAs (for Retirement Plans Only)

Shares of the fund are not available to IRA rollover accounts. When your relationship with your retirement plan sponsor is terminated, your shares may be sold at the NAV next calculated. Withdrawing your investment could have tax consequences for you.

Account Policies

The following apply to you as a shareholder.

Statements that Fidelity sends to you, if applicable, include the following:

  Confirmation statements (after transactions affecting your fund balance except reinvestment of distributions in the fund).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, the fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the fund related to opening the accounts. Your shares will be sold at the NAV, minus any applicable shareholder fees, calculated on the day Fidelity closes your fund position.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in October and December.

Earning Dividends

The fund processes purchase and redemption requests only on days it is open for business.

Shares generally begin to earn dividends on the first business day following the day of purchase.

Shares generally earn dividends until, but not including, the next business day following the day of redemption.

Exchange requests will be processed only when both funds are open for business.

Any dividends and capital gain distributions may be reinvested in additional shares or paid in cash.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions

Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).

For accounts other than tax-advantaged retirement plan accounts, distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes. For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them. If you elect to receive distributions in cash, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Taxes on Transactions

Your redemptions may result in a capital gain or loss for federal tax purposes (for non-retirement accounts). A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them. Exchanges within a tax-advantaged retirement plan account will not result in a capital gain or loss for federal tax purposes. Please consult your tax advisor regarding the tax treatment of distributions from a tax-advantaged retirement plan account.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2020, the Adviser had approximately $3.0 trillion in discretionary assets under management, and approximately $3.8 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2020, FMR UK had approximately $25.4 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2020, FMR H.K. had approximately $22.3 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. As of March 31, 2021, FMR Japan had approximately $7.8 billion in discretionary assets under management. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

Brandon Bettencourt is co-manager of the fund, which he has managed since March 2017. He also manages other funds. Since joining Fidelity Investments in 2008, Mr. Bettencourt has worked as a research associate, portfolio analyst, and portfolio manager.

Richard Munclinger is co-manager of the fund, which he has managed since October 2020. He also manages other funds. Since joining Fidelity Investments in 2016, Mr. Munclinger has worked as a quantitative analyst and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

The fund does not pay a management fee to the Adviser. The fund is available through certain fee-based accounts and advisory programs offered by the Adviser's affiliates. The Adviser is compensated for its services out of such fees.

The Adviser receives no fee from the fund for handling the business affairs of the fund and pays the expenses of the fund with limited exceptions.

The Adviser pays FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund’s semi-annual report for the fiscal period ended February 28, 2021.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

FDC distributes the fund's shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of fund shares. These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has not authorized such payments for shares of the fund.

If payments made by the Adviser to FDC or to intermediaries under a Distribution and Service Plan were considered to be paid out of a fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity® funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity® funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Fidelity Flex U.S. Bond Index Fund

Years ended August 31,	2021	2020	2019	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.97	$10.57	$9.86	$10.29	$10.00
Income from Investment Operations
Net investment income (loss)B	.159	.256	.306	.275	.110
Net realized and unrealized gain (loss)	(.192)	.420	.688	(.390)	.288
Total from investment operations	(.033)	.676	.994	(.115)	.398
Distributions from net investment income	(.163)	(.256)	(.284)	(.258)	(.108)
Distributions from net realized gain	(.094)	(.020)	–	(.057)	–
Total distributions	(.257)	(.276)	(.284)	(.315)	(.108)
Net asset value, end of period	$10.68	$10.97	$10.57	$9.86	$10.29
Total ReturnC,D	(.29)%	6.50%	10.28%	(1.12)%	3.99%
Ratios to Average Net AssetsE,F
Expenses before reductionsG	-%	-%	-%	-%	- %H
Expenses net of fee waivers, if anyG	-%	-%	-%	-%	- %H
Expenses net of all reductionsG	-%	-%	-%	-%	- %H
Net investment income (loss)	1.50%	2.40%	3.06%	2.82%	2.24%H
Supplemental Data
Net assets, end of period (000 omitted)	$1,146,646	$584,965	$354,791	$229,769	$66,429
Portfolio turnover rateI	115%	79%	85%	102%	129%J

AFor the period March 9, 2017 (commencement of operations) to August 31, 2017.

BCalculated based on average shares outstanding during the period.

CTotal returns for periods of less than one year are not annualized.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount represents less than .005%.

HAnnualized

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JAmount not annualized.

Additional Index Information

Bloomberg U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate pass-throughs), asset-backed securities and collateralised mortgage-backed securities (agency and non-agency).

“Bloomberg®” and the index or indices are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by the Adviser.

The fund(s) are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the fund(s) or any member of the public regarding the advisability of investing in securities generally or in the fund(s) particularly. The only relationship of Bloomberg to the Adviser is the licensing of certain trademarks, trade names and service marks and of the index or indices, which is determined, composed and calculated by BISL without regard to the Adviser or the fund(s). Bloomberg has no obligation to take the needs of the Adviser or the owners of the fund(s) into consideration in determining, composing or calculating the index or indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the fund(s) to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to fund(s) customers, in connection with the administration, marketing or trading of the fund(s).

BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE FUND(S) OR INDEX OR INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants). In addition, you may visit the web site at www.fidelity.com (for managed account clients) or www.401k.com (for retirement plan participants) for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-02105

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity Flex, Fidelity Investments & Pyramid Design, and Fidelity are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.9880769.106	ZUB-PRO-1021

Fund/Ticker

Fidelity® Short-Term Bond Index Fund/FNSOX

Prospectus

October 30, 2021

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Fidelity® Short-Term Bond Index Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Exchanging Shares
Features and Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund:
Fidelity® Short-Term Bond Index Fund

Investment Objective

The fund seeks to obtain a high level of current income consistent with preservation of capital.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management fee	0.03%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%
Total annual operating expenses	0.03%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$3
3 years	$10
5 years	$17
10 years	$39

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing at least 80% of assets in securities included in the Bloomberg U.S. 1-5 Year Government/Credit Bond Index, a market value-weighted index of fixed-rate investment-grade debt securities with maturities from one to five years from the U.S. Treasury, U.S. Government-Related, and U.S. Corporate Indexes.
  Normally maintaining a dollar-weighted average maturity that generally is expected to be three years or less, consistent with that of the index.
  Using statistical sampling techniques based on duration, maturity, interest rate sensitivity, security structure, and credit quality to attempt to replicate the returns of the Bloomberg U.S. 1-5 Year Government/Credit Bond Index using a smaller number of securities.
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default), options, and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.
  Investing in domestic and foreign issuers.

Principal Investment Risks
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.
  Correlation to Index. The performance of the fund and its underlying index may vary somewhat due to factors such as fees and expenses of the fund, transaction costs, sample selection, regulatory restrictions, and timing differences associated with additions to and deletions from the index. Errors in the construction or calculation of the index may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on the fund and its shareholders.
  Passive Management Risk. The fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the fund’s index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the fund’s performance could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers.
  Leverage Risk. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	2.47%	March 31, 2020
Lowest Quarter Return	(0.57)%	March 31, 2018
Year-to-Date Return	(0.32)%	September 30, 2021

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2020	Past 1 year	Life of fund(a)
Fidelity® Short-Term Bond Index Fund
Return Before Taxes	4.68%	3.26%
Return After Taxes on Distributions	3.89%	2.36%
Return After Taxes on Distributions and Sale of Fund Shares	2.80%	2.11%
Bloomberg U.S. 1-5 Year Government/Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	4.71%	3.37%

(a)From October 18, 2017

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Brandon Bettencourt (co-manager) has managed the fund since October 2017.

Richard Munclinger (co-manager) has managed the fund since October 2020.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

Fidelity® Short-Term Bond Index Fund seeks to obtain a high level of current income consistent with preservation of capital.

Principal Investment Strategies

The fund seeks to replicate the performance of the Bloomberg U.S. 1-5 Year Government/Credit Bond Index. The Adviser normally invests at least 80% of the fund's assets in securities included in the index. The index is a market value-weighted index of fixed-rate investment-grade debt securities with maturities from one to five years from the U.S. Treasury, U.S. Government-Related, and U.S. Corporate Indexes. The fund normally maintains a dollar-weighted average maturity that generally is expected to be three years or less, consistent with that of the index. As of August 31, 2021, the dollar-weighted average maturity of the index was 2.9 years.

The Adviser may use statistical sampling techniques to attempt to replicate the returns of the index using a smaller number of securities. Statistical sampling techniques attempt to match the investment characteristics of the index and the fund by taking into account such factors as duration, maturity, interest rate sensitivity, security structure, and credit quality.

The fund may not track the index because differences between the index and the fund's portfolio can cause differences in performance. In addition, expenses and transaction costs, the size and frequency of cash flows into and out of the fund, and differences between how and when the fund and the index are valued can cause differences in performance.

The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

The Adviser may engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument, or components of the index underlying the derivative, and forward-settling securities. The Adviser may invest a significant portion of the fund's assets in these types of investments. If the fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, options (including options on futures and swaps), and futures contracts (both long and short positions) on securities, other instruments, and indexes. Depending on the Adviser's outlook and market conditions, the Adviser may engage in these transactions to increase or decrease the fund's exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities, loans and loan participations, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.

Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include futures, options, forwards, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of an index, security, or other instrument or investment) and credit default swaps (buying or selling credit default protection).

Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. When a fund does not already own or have the right to obtain securities equivalent in kind and amount, a commitment to sell securities is equivalent to a short sale. Payment and delivery take place after the customary settlement period.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund’s performance. The fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as mortgage securities and the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities. The discontinuation and replacement of London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another) and other benchmark rates may have a significant impact on the financial markets and may adversely impact a fund’s performance.

Foreign Exposure. Foreign securities and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) tend to be more sensitive to these changes than higher-quality debt securities.

Correlation to Index. The performance of the fund and its index may vary somewhat due to factors such as fees and expenses of the fund, transaction costs, imperfect correlation between the fund's securities and those in its index, timing differences associated with additions to and deletions from its index, and changes in the component securities. In addition, the fund may not be able to invest in certain securities in its index or invest in them in the exact proportions in which they are represented in the index due to regulatory restrictions. The fund may not be fully invested at times, either as a result of cash flows into the fund or as a result of reserves of cash held by the fund to meet redemptions. The use of sampling techniques or futures or other derivative positions may affect the fund's ability to achieve close correlation with its index. Errors in the construction or calculation of the index may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on the fund and its shareholders.

Passive Management Risk. An index fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the fund’s index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, an index fund's performance could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The structure and composition of an index fund’s index will affect the performance, volatility, and risk of the index and, consequently, the performance, volatility, and risk of the fund.

Leverage Risk. Derivatives, forward-settling securities, and short sale transactions involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Forward-settling securities and short sale transactions also involve the risk that a security will not be issued, delivered, available for purchase, or paid for when anticipated. An increase in the market price of securities sold short will result in a loss. Government legislation or regulation could affect the use of these transactions and could limit a fund's ability to pursue its investment strategies.

Shareholder Notice

The following is subject to change only upon 60 days' prior notice to shareholders:

Fidelity® Short-Term Bond Index Fund normally invests at least 80% of its assets in securities included in the Bloomberg U.S. 1-5 Year Government/Credit Bond Index.

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

General Information

Information on Fidelity

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is one of the world's largest providers of financial services.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

Ways to Invest

Subject to the purchase and sale requirements stated in this prospectus, you may buy or sell shares through a Fidelity® brokerage account or a Fidelity® mutual fund account. If you buy or sell shares (other than by exchange) through a Fidelity® brokerage account, your transactions generally involve your Fidelity® brokerage core (a settlement vehicle included as part of your Fidelity® brokerage account).

If you do not currently have a Fidelity® brokerage account or a Fidelity® mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity® brokerage account or a Fidelity® mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares through a retirement account (such as an IRA or an account funded through salary deduction) or an investment professional. Retirement specialists are available at 1-800-544-4774 to answer your questions about Fidelity® retirement products. If you buy or sell shares through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares and the account features, policies, and fees may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may apply. For example, you may be charged a transaction fee if you buy or sell shares through a non-Fidelity broker or other investment professional.

Information on Placing Orders

You should include the following information with any order:

  Your name
  Your account number
  Type of transaction requested
  Name(s) of fund(s) and class(es)
  Dollar amount or number of shares

Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) systematic withdrawal and/or contribution programs, (ii) mandatory retirement distributions, (iii) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts, (iv) transactions within a qualified advisory program, and (v) transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds.

A qualified advisory program is one that demonstrates to Fidelity that the program has investment strategies and trading policies designed to protect the interests of long-term investors and meets specific criteria outlined by Fidelity.

A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the fund's Treasurer.

Fidelity may choose not to monitor transactions below certain dollar value thresholds.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Other Information about the Excessive Trading Policy

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

There is no minimum balance or purchase minimum for fund shares.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediary. If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when fund shares are priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary. If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

A signature guarantee is designed to protect you and Fidelity from fraud. If you hold your shares in a Fidelity® mutual fund account and submit your request to Fidelity by mail, Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  When you wish to sell more than $100,000 worth of shares.
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.
  When you are requesting that redemption proceeds be paid to someone other than the account owner.
  In certain situations when the redemption proceeds are being transferred to a Fidelity® mutual fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity® Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  If you hold your shares in a Fidelity® mutual fund account and your redemption check remains uncashed for six months, the check may be invested in additional shares at the NAV next calculated on the day of the investment.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.

If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares for shares of other Fidelity® funds.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.
  The shares you are acquiring by exchange must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums. Check each fund's prospectus for details.

Features and Policies

Features

The following features may be available to buy and sell shares of the fund or to move money to and from your account, depending on whether you are investing through a Fidelity® brokerage account or a Fidelity® mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

  To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.
  You can use electronic funds transfer to:
  Make periodic (automatic) purchases of Fidelity® fund shares or payments to your Fidelity® brokerage account.
  Make periodic (automatic) redemptions of Fidelity® fund shares or withdrawals from your Fidelity® brokerage account.

Wire: electronic money movement through the Federal Reserve wire system

  To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.

Automatic Transactions: periodic (automatic) transactions

  To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity® brokerage account or Fidelity® mutual fund account.
  To make contributions from a Fidelity® mutual fund account to a Fidelity® mutual fund IRA.
  To sell shares of a Fidelity® money market fund and simultaneously to buy shares of another Fidelity® fund in a Fidelity® mutual fund account.

Policies

The following apply to you as a shareholder.

Statements that Fidelity sends to you, if applicable, include the following:

  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semi-annual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-800-544-8544. We will begin sending individual copies to you within 30 days of receiving your call.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, the fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the fund related to opening the accounts. Your shares will be sold at the NAV, minus any applicable shareholder fees, calculated on the day Fidelity closes your fund position.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

Any dividends and capital gain distributions paid to retirement plan participants will be automatically reinvested.

The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in October and December.

Earning Dividends

The fund processes purchase and redemption requests only on days it is open for business.

Shares generally begin to earn dividends on the first business day following the day of purchase.

Shares generally earn dividends until, but not including, the next business day following the day of redemption.

Exchange requests will be processed only when both funds are open for business.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available:

1. Reinvestment Option. Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Any capital gain distributions will be automatically reinvested in additional shares. Any dividends will be paid in cash.

3. Cash Option. Any dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Any dividends will be automatically invested in shares of another identically registered Fidelity® fund. Any capital gain distributions will be automatically invested in shares of another identically registered Fidelity® fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options may be available for every account and certain restrictions may apply. If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

If your dividend check(s) remains uncashed for six months, your check(s) may be invested in additional shares at the NAV next calculated on the day of the investment.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions

Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity® fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Taxes on Transactions

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2020, the Adviser had approximately $3.0 trillion in discretionary assets under management, and approximately $3.8 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2020, FMR UK had approximately $25.4 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2020, FMR H.K. had approximately $22.3 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. As of March 31, 2021, FMR Japan had approximately $7.8 billion in discretionary assets under management. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

Brandon Bettencourt is co-manager of the fund, which he has managed since October 2017. He also manages other funds. Since joining Fidelity Investments in 2008, Mr. Bettencourt has worked as a research associate, portfolio analyst, and portfolio manager.

Richard Munclinger is co-manager of the fund, which he has managed since October 2020. He also manages other funds. Since joining Fidelity Investments in 2016, Mr. Munclinger has worked as a quantitative analyst and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

The fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The Adviser pays all of the other expenses of the fund with limited exceptions.

The fund's annual management fee rate is 0.03% of its average net assets.

The Adviser pays FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund’s semi-annual report for the fiscal period ended February 28, 2021.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

FDC distributes the fund's shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of fund shares. This compensation may take the form of payments for additional distribution-related activities and/or shareholder services and payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary. These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.

If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity® funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity® funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Fidelity Short-Term Bond Index Fund

Years ended August 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.40	$10.15	$9.81	$10.00
Income from Investment Operations
Net investment income (loss)B	.090	.184	.261	.201
Net realized and unrealized gain (loss)	(.071)	.278	.318	(.233)
Total from investment operations	.019	.462	.579	(.032)
Distributions from net investment income	(.090)	(.186)	(.239)	(.158)
Distributions from net realized gain	(.049)	(.026)	–	–
Total distributions	(.139)	(.212)	(.239)	(.158)
Net asset value, end of period	$10.28	$10.40	$10.15	$9.81
Total ReturnC,D	.19%	4.61%	5.98%	(.31)%
Ratios to Average Net AssetsE,F
Expenses before reductions	.03%	.03%	.03%	.03%G
Expenses net of fee waivers, if any	.03%	.03%	.03%	.03%G
Expenses net of all reductions	.03%	.03%	.03%	.03%G
Net investment income (loss)	.87%	1.80%	2.66%	2.36%G
Supplemental Data
Net assets, end of period (000 omitted)	$2,049,402	$1,186,764	$492,347	$3,751
Portfolio turnover rateH	44%	62%	83%	102%

AFor the period October 18, 2017 (commencement of operations) to August 31, 2018.

BCalculated based on average shares outstanding during the period.

CTotal returns for periods of less than one year are not annualized.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAnnualized

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Additional Index Information

Bloomberg U.S. 1-5 Year Government/Credit Bond Index is a market value-weighted index of fixed-rate investment-grade debt securities with maturities from one to five years from the U.S. Treasury, U.S. Government-Related, and U.S. Corporate Indexes.

“Bloomberg®” and the index or indices are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by the Adviser.

The fund(s) are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the fund(s) or any member of the public regarding the advisability of investing in securities generally or in the fund(s) particularly. The only relationship of Bloomberg to the Adviser is the licensing of certain trademarks, trade names and service marks and of the index or indices, which is determined, composed and calculated by BISL without regard to the Adviser or the fund(s). Bloomberg has no obligation to take the needs of the Adviser or the owners of the fund(s) into consideration in determining, composing or calculating the index or indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the fund(s) to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to fund(s) customers, in connection with the administration, marketing or trading of the fund(s).

BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE FUND(S) OR INDEX OR INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-02105

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Fidelity Investments & Pyramid Design, FAST, and Directed Dividends are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.9884844.105	SDX-I-PRO-1021

Fund/Ticker

Fidelity® Sustainability Bond Index Fund/FNDSX

Prospectus

October 30, 2021

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Fidelity® Sustainability Bond Index Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Exchanging Shares
Features and Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund:
Fidelity® Sustainability Bond Index Fund

Investment Objective

The fund seeks to provide investment results that correspond to the aggregate price and interest performance of the debt securities in the Bloomberg MSCI U.S. Aggregate ESG Choice Bond Index.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management fee	0.10%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%
Total annual operating expenses	0.10%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$10
3 years	$32
5 years	$56
10 years	$128

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 97% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing at least 80% of the fund's assets in bonds included in the Bloomberg MSCI U.S. Aggregate ESG Choice Bond Index, which is composed of U.S. dollar denominated, investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, and follows the rules of the Bloomberg U.S. Aggregate Bond Index. MSCI ESG Research applies additional sector and environmental, social, and governance (ESG) criteria for security eligibility in the Bloomberg MSCI U.S. Aggregate ESG Choice Bond Index.
  Using statistical sampling techniques based on duration, maturity, interest rate sensitivity, security structure, and credit quality to attempt to replicate the returns of the Bloomberg MSCI U.S. Aggregate ESG Choice Bond Index using a smaller number of securities.
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default), options, and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.

Principal Investment Risks
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure. Entities located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.
  Correlation to Index. The performance of the fund and its underlying index may vary somewhat due to factors such as fees and expenses of the fund, transaction costs, sample selection, regulatory restrictions, and timing differences associated with additions to and deletions from the index. Errors in the construction or calculation of the index may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on the fund and its shareholders.
  Passive Management Risk. The fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the fund's index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the fund's performance could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The fund will be concentrated to approximately the same extent that the fund's index concentrates in the securities of issuers in a particular industry or group of industries.
  Leverage Risk. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	3.84%	March 31, 2020
Lowest Quarter Return	0.04%	December 31, 2019
Year-to-Date Return	(1.77)%	September 30, 2021

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2020	Past 1 year	Life of fund(a)
Fidelity® Sustainability Bond Index Fund
Return Before Taxes	7.49%	6.96%
Return After Taxes on Distributions	6.55%	5.78%
Return After Taxes on Distributions and Sale of Fund Shares	4.49%	4.85%
Bloomberg MSCI U.S. Aggregate ESG Choice Bond Index (reflects no deduction for fees, expenses, or taxes)	7.47%	7.08%

(a)From June 19, 2018

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Brandon Bettencourt (co-manager) has managed the fund since June 2018.

Richard Munclinger (co-manager) has managed the fund since October 2020.

Purchase and Sale of Shares

You may buy or sell shares through a Fidelity® brokerage or mutual fund account, through a retirement account, or through an investment professional. You may buy or sell shares in various ways:

Internet

www.fidelity.com

Phone

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

To reach a Fidelity representative 1-800-544-6666

Mail

Additional purchases: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0003	Redemptions: Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0035

TDD- Service for the Deaf and Hearing Impaired

1-800-544-0118

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

Fidelity® Sustainability Bond Index Fund seeks to provide investment results that correspond to the aggregate price and interest performance of the debt securities in the Bloomberg MSCI U.S. Aggregate ESG Choice Bond Index.

Principal Investment Strategies

The Adviser normally invests at least 80% of the fund's assets in bonds included in the Bloomberg MSCI U.S. Aggregate ESG Choice Bond Index. The index is composed of U.S. dollar denominated, investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, and follows the rules of the Bloomberg U.S. Aggregate Bond Index. MSCI ESG Research applies additional sector and ESG criteria for security eligibility in the Bloomberg MSCI U.S. Aggregate ESG Choice Bond Index and adjusts the sector weights of the Bloomberg MSCI U.S. Aggregate ESG Choice Bond Index to match the exposures of the Bloomberg U.S. Aggregate Bond Index.

The Adviser may use statistical sampling techniques to attempt to replicate the returns of the index using a smaller number of securities. Statistical sampling techniques attempt to match the investment characteristics of the index and the fund by taking into account such factors as duration, maturity, interest rate sensitivity, security structure, and credit quality. The Adviser expects the fund's investments will approximate the broad market sector weightings of the index within a range of ±10%.

The fund may not track the index because differences between the index and the fund's portfolio can cause differences in performance. In addition, expenses and transaction costs, the size and frequency of cash flows into and out of the fund, and differences between how and when the fund and the index are valued can cause differences in performance.

The Adviser may engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument, or components of the index underlying the derivative, and forward-settling securities. The Adviser may invest a significant portion of the fund's assets in these types of investments. If the fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, options (including options on futures and swaps), and futures contracts (both long and short positions) on securities, other instruments, and indexes. Depending on the Adviser's outlook and market conditions, the Adviser may engage in these transactions to increase or decrease the fund's exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index.

To earn additional income for the fund, the Adviser may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.

The fund will invest more than 25% of its total assets in securities of issuers in a particular industry or group of industries to approximately the same extent that the fund's index concentrates in the securities of issuers in a particular industry or group of industries.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities, loans and loan participations, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.

Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include futures, options, forwards, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of an index, security, or other instrument or investment) and credit default swaps (buying or selling credit default protection).

Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. When a fund does not already own or have the right to obtain securities equivalent in kind and amount, a commitment to sell securities is equivalent to a short sale. Payment and delivery take place after the customary settlement period.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund’s performance. The fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as mortgage securities and the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities. The discontinuation and replacement of London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another) and other benchmark rates may have a significant impact on the financial markets and may adversely impact a fund’s performance.

Foreign Exposure. Foreign securities and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. All of these factors can make foreign investments more volatile than U.S. investments.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) tend to be more sensitive to these changes than higher-quality debt securities.

Correlation to Index. The performance of the fund and its index may vary somewhat due to factors such as fees and expenses of the fund, transaction costs, imperfect correlation between the fund's securities and those in its index, timing differences associated with additions to and deletions from its index, and changes in the component securities. In addition, the fund may not be able to invest in certain securities in its index or invest in them in the exact proportions in which they are represented in the index due to regulatory restrictions. The fund may not be fully invested at times, either as a result of cash flows into the fund or as a result of reserves of cash held by the fund to meet redemptions. The use of sampling techniques or futures or other derivative positions may affect the fund's ability to achieve close correlation with its index. Errors in the construction or calculation of the index may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on the fund and its shareholders.

Passive Management Risk. An index fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the fund's index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, an index fund's performance could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The structure and composition of an index fund's index will affect the performance, volatility, and risk of the index and, consequently, the performance, volatility, and risk of the fund. The fund will be concentrated to approximately the same extent that the fund's index concentrates in the securities of issuers in a particular industry or group of industries.

Leverage Risk. Derivatives, forward-settling securities, and short sale transactions involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Forward-settling securities and short sale transactions also involve the risk that a security will not be issued, delivered, available for purchase, or paid for when anticipated. An increase in the market price of securities sold short will result in a loss. Government legislation or regulation could affect the use of these transactions and could limit a fund's ability to pursue its investment strategies.

Shareholder Notice

The following is subject to change only upon 60 days' prior notice to shareholders:

Fidelity® Sustainability Bond Index Fund normally invests at least 80% of its assets in bonds included in the Bloomberg MSCI U.S. Aggregate ESG Choice Bond Index.

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Policies regarding excessive trading may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

General Information

Information on Fidelity

Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is one of the world's largest providers of financial services.

In addition to its mutual fund business, the company operates one of America's leading brokerage firms, Fidelity Brokerage Services LLC. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.

Ways to Invest

Subject to the purchase and sale requirements stated in this prospectus, you may buy or sell shares through a Fidelity® brokerage account or a Fidelity® mutual fund account. If you buy or sell shares (other than by exchange) through a Fidelity® brokerage account, your transactions generally involve your Fidelity® brokerage core (a settlement vehicle included as part of your Fidelity® brokerage account).

If you do not currently have a Fidelity® brokerage account or a Fidelity® mutual fund account and would like to invest in a fund, you may need to complete an application. For more information about a Fidelity® brokerage account or a Fidelity® mutual fund account, please visit Fidelity's web site at www.fidelity.com, call 1-800-FIDELITY, or visit a Fidelity Investor Center (call 1-800-544-9797 for the center nearest you).

You may also buy or sell shares through a retirement account (such as an IRA or an account funded through salary deduction) or an investment professional. Retirement specialists are available at 1-800-544-4774 to answer your questions about Fidelity® retirement products. If you buy or sell shares through a retirement account or an investment professional, the procedures for buying, selling, and exchanging shares and the account features, policies, and fees may differ from those discussed in this prospectus. Fees in addition to those discussed in this prospectus may apply. For example, you may be charged a transaction fee if you buy or sell shares through a non-Fidelity broker or other investment professional.

Information on Placing Orders

You should include the following information with any order:

  Your name
  Your account number
  Type of transaction requested
  Name(s) of fund(s) and class(es)
  Dollar amount or number of shares

Certain methods of contacting Fidelity may be unavailable or delayed (for example, during periods of unusual market activity). In addition, the level and type of service available may be restricted.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase or exchange, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

The fund reserves the right at any time to restrict purchases or exchanges or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

Excessive Trading Policy

The Board of Trustees has adopted policies designed to discourage excessive trading of fund shares. Excessive trading activity in a fund is measured by the number of roundtrip transactions in a shareholder's account and each class of a multiple class fund is treated separately. A roundtrip transaction occurs when a shareholder sells fund shares (including exchanges) within 30 days of the purchase date.

Shareholders with two or more roundtrip transactions in a single fund within a rolling 90-day period will be blocked from making additional purchases or exchange purchases of the fund for 85 days. Shareholders with four or more roundtrip transactions across all Fidelity® funds within any rolling 12-month period will be blocked for at least 85 days from additional purchases or exchange purchases across all Fidelity® funds. Any roundtrip within 12 months of the expiration of a multi-fund block will initiate another multi-fund block. Repeat offenders may be subject to long-term or permanent blocks on purchase or exchange purchase transactions in any account under the shareholder's control at any time. In addition to enforcing these roundtrip limitations, the fund may in its discretion restrict, reject, or cancel any purchases or exchanges that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

Exceptions

The following transactions are exempt from the fund's excessive trading policy described above: (i) systematic withdrawal and/or contribution programs, (ii) mandatory retirement distributions, (iii) transactions initiated by a plan sponsor or sponsors of certain employee benefit plans or other related accounts, (iv) transactions within a qualified advisory program, and (v) transactions initiated by the trustee or adviser to a donor-advised charitable gift fund, qualified fund of fund(s), or other strategy funds.

A qualified advisory program is one that demonstrates to Fidelity that the program has investment strategies and trading policies designed to protect the interests of long-term investors and meets specific criteria outlined by Fidelity.

A qualified fund of fund(s) is a mutual fund, qualified tuition program, or other strategy fund consisting of qualified plan assets that either applies the fund's excessive trading policies to shareholders at the fund of fund(s) level, or demonstrates that the fund of fund(s) has an investment strategy coupled with policies designed to control frequent trading that are reasonably likely to be effective as determined by the fund's Treasurer.

Fidelity may choose not to monitor transactions below certain dollar value thresholds.

Omnibus Accounts

Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple investors, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers, and third-party administrators. Individual trades in omnibus accounts are often not disclosed to the fund, making it difficult to determine whether a particular shareholder is engaging in excessive trading. Excessive trading in omnibus accounts is likely to go undetected by the fund and may increase costs to the fund and disrupt its portfolio management.

Under policies adopted by the Board of Trustees, intermediaries will be permitted to apply the fund's excessive trading policy (described above), or their own excessive trading policy if approved by the Adviser. In these cases, the fund will typically not request or receive individual account data but will rely on the intermediary to monitor trading activity in good faith in accordance with its or the fund's policies. Reliance on intermediaries increases the risk that excessive trading may go undetected. For other intermediaries, the fund will generally monitor trading activity at the omnibus account level to attempt to identify disruptive trades. The fund may request transaction information, as frequently as daily, from any intermediary at any time, and may apply the fund's policy to transactions that exceed thresholds established by the Board of Trustees. The fund may prohibit purchases of fund shares by an intermediary or by some or all of any intermediary's clients. There is no assurance that the Adviser will request data with sufficient frequency to detect or deter excessive trading in omnibus accounts effectively.

If you purchase or sell fund shares through a financial intermediary, you may wish to contact the intermediary to determine the policies applicable to your account.

Retirement Plans

For employer-sponsored retirement plans, only participant directed exchanges count toward the roundtrip limits. Employer-sponsored retirement plan participants whose activity triggers a purchase or exchange block will be permitted one trade every calendar quarter. In the event of a block, employer and participant contributions and loan repayments by the participant may still be invested in the fund.

Other Information about the Excessive Trading Policy

The fund's Treasurer is authorized to suspend the fund's policies during periods of severe market turbulence or national emergency. The fund reserves the right to modify its policies at any time without prior notice.

The fund does not knowingly accommodate frequent purchases and redemptions of fund shares by investors, except to the extent permitted by the policies described above.

As described in "Valuing Shares," the fund also uses fair value pricing to help reduce arbitrage opportunities available to short-term traders. There is no assurance that the fund's excessive trading policy will be effective, or will successfully detect or deter excessive or disruptive trading.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

There is no minimum balance or purchase minimum for fund shares.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

The fund has authorized certain intermediaries to accept orders to buy shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be bought at the NAV next calculated after the order is received by the authorized intermediary. If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the fund or Fidelity has incurred.

Certain financial institutions that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when fund shares are priced on the following business day. If payment is not received by that time, the order will be canceled and the financial institution could be held liable for resulting fees or losses.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

The fund has authorized certain intermediaries to accept orders to sell shares on its behalf. When authorized intermediaries receive an order in proper form, the order is considered as being placed with the fund, and shares will be sold at the NAV next calculated after the order is received by the authorized intermediary. If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

A signature guarantee is designed to protect you and Fidelity from fraud. If you hold your shares in a Fidelity® mutual fund account and submit your request to Fidelity by mail, Fidelity may require that your request be made in writing and include a signature guarantee in certain circumstances, such as:

  When you wish to sell more than $100,000 worth of shares.
  When the address on your account (record address) has changed within the last 15 days or you are requesting that a check be mailed to an address different than the record address.
  When you are requesting that redemption proceeds be paid to someone other than the account owner.
  In certain situations when the redemption proceeds are being transferred to a Fidelity® mutual fund account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker (including Fidelity® Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

  Redemption proceeds (other than exchanges) may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected.
  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
  You will not receive interest on amounts represented by uncashed redemption checks.
  If you hold your shares in a Fidelity® mutual fund account and your redemption check remains uncashed for six months, the check may be invested in additional shares at the NAV next calculated on the day of the investment.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.

If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Exchanging Shares

An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.

As a shareholder, you have the privilege of exchanging shares for shares of other Fidelity® funds.

However, you should note the following policies and restrictions governing exchanges:

  The exchange limit may be modified for accounts held by certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your retirement plan materials for further information.
  The fund may refuse any exchange purchase for any reason. For example, the fund may refuse exchange purchases by any person or group if, in the Adviser's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
  Before any exchange, read the prospectus for the shares you are purchasing, including any purchase and sale requirements.
  The shares you are acquiring by exchange must be available for sale in your state.
  Exchanges may have tax consequences for you.
  If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements.
  Under applicable anti-money laundering rules and other regulations, exchange requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

The fund may terminate or modify exchange privileges in the future.

Other funds may have different exchange restrictions and minimums. Check each fund's prospectus for details.

Features and Policies

Features

The following features may be available to buy and sell shares of the fund or to move money to and from your account, depending on whether you are investing through a Fidelity® brokerage account or a Fidelity® mutual fund account. Please visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

Electronic Funds Transfer: electronic money movement through the Automated Clearing House

  To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.
  You can use electronic funds transfer to:
  Make periodic (automatic) purchases of Fidelity® fund shares or payments to your Fidelity® brokerage account.
  Make periodic (automatic) redemptions of Fidelity® fund shares or withdrawals from your Fidelity® brokerage account.

Wire: electronic money movement through the Federal Reserve wire system

  To transfer money between a bank account and a Fidelity® brokerage account or Fidelity® mutual fund account.

Automatic Transactions: periodic (automatic) transactions

  To directly deposit all or a portion of your compensation from your employer (or the U.S. Government, in the case of Social Security) into a Fidelity® brokerage account or Fidelity® mutual fund account.
  To make contributions from a Fidelity® mutual fund account to a Fidelity® mutual fund IRA.
  To sell shares of a Fidelity® money market fund and simultaneously to buy shares of another Fidelity® fund in a Fidelity® mutual fund account.

Policies

The following apply to you as a shareholder.

Statements that Fidelity sends to you, if applicable, include the following:

  Confirmation statements (after transactions affecting your fund balance except, to the extent applicable, reinvestment of distributions in the fund or another fund and certain transactions through automatic investment or withdrawal programs).
  Monthly or quarterly account statements (detailing fund balances and all transactions completed during the prior month or quarter).

Current regulations allow Fidelity to send a single copy of shareholder documents for Fidelity® funds, such as prospectuses, annual and semi-annual reports, and proxy materials, to certain mutual fund customers whom we believe are members of the same family who share the same address. For certain types of accounts, we will not send multiple copies of these documents to you and members of your family who share the same address. Instead, we will send only a single copy of these documents. This will continue for as long as you are a shareholder, unless you notify us otherwise. If at any time you choose to receive individual copies of any documents, please call 1-800-544-8544. We will begin sending individual copies to you within 30 days of receiving your call.

Electronic copies of most financial reports and prospectuses are available at Fidelity's web site. To participate in Fidelity's electronic delivery program, call Fidelity or visit Fidelity's web site for more information.

You may initiate many transactions by telephone or electronically. Fidelity will not be responsible for any loss, cost, expense, or other liability resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements upon receipt and notify Fidelity immediately of any discrepancies in your account activity. If you do not want the ability to sell and exchange by telephone, call Fidelity for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

You may also be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, the fund reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the fund related to opening the accounts. Your shares will be sold at the NAV, minus any applicable shareholder fees, calculated on the day Fidelity closes your fund position.

Fidelity may charge a fee for certain services, such as providing historical account documents.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

Any dividends and capital gain distributions paid to retirement plan participants will be automatically reinvested.

The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in October and December.

Earning Dividends

The fund processes purchase and redemption requests only on days it is open for business.

Shares generally begin to earn dividends on the first business day following the day of purchase.

Shares generally earn dividends until, but not including, the next business day following the day of redemption.

Exchange requests will be processed only when both funds are open for business.

Distribution Options

When you open an account, specify on your application how you want to receive your distributions. The following distribution options are available:

1. Reinvestment Option. Any dividends and capital gain distributions will be automatically reinvested in additional shares. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Any capital gain distributions will be automatically reinvested in additional shares. Any dividends will be paid in cash.

3. Cash Option. Any dividends and capital gain distributions will be paid in cash.

4. Directed Dividends® Option. Any dividends will be automatically invested in shares of another identically registered Fidelity® fund. Any capital gain distributions will be automatically invested in shares of another identically registered Fidelity® fund, automatically reinvested in additional shares of the fund, or paid in cash.

Not all distribution options may be available for every account and certain restrictions may apply. If the distribution option you prefer is not listed on your account application, or if you want to change your current distribution option, visit Fidelity's web site at www.fidelity.com or call 1-800-544-6666 for more information.

If you elect to receive distributions paid in cash by check and the U.S. Postal Service does not deliver your checks, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

If your dividend check(s) remains uncashed for six months, your check(s) may be invested in additional shares at the NAV next calculated on the day of the investment.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions

Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash or to invest distributions automatically in shares of another Fidelity® fund, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Taxes on Transactions

Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2020, the Adviser had approximately $3.0 trillion in discretionary assets under management, and approximately $3.8 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2020, FMR UK had approximately $25.4 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2020, FMR H.K. had approximately $22.3 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. As of March 31, 2021, FMR Japan had approximately $7.8 billion in discretionary assets under management. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

Brandon Bettencourt is co-manager of the fund, which he has managed since June 2018. He also manages other funds. Since joining Fidelity Investments in 2008, Mr. Bettencourt has worked as a research associate, portfolio analyst, and portfolio manager.

Richard Munclinger is co-manager of the fund, which he has managed since October 2020. He also manages other funds. Since joining Fidelity Investments in 2016, Mr. Munclinger has worked as a quantitative analyst and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

The fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The Adviser pays all of the other expenses of the fund with limited exceptions.

The fund's annual management fee rate is 0.10% of its average net assets.

The Adviser pays FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund’s semi-annual report for the fiscal period ended February 28, 2021.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fund Distribution

FDC distributes the fund's shares.

Intermediaries may receive from the Adviser, FDC, and/or their affiliates compensation for providing recordkeeping and administrative services, as well as other retirement plan expenses, and compensation for services intended to result in the sale of fund shares. This compensation may take the form of payments for additional distribution-related activities and/or shareholder services and payments for educational seminars and training, including seminars sponsored by Fidelity, or by an intermediary. These payments are described in more detail in this section and in the SAI.

Distribution and Service Plan(s)

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.

If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

From time to time, FDC may offer special promotional programs to investors who purchase shares of Fidelity® funds. For example, FDC may offer merchandise, discounts, vouchers, or similar items to investors who purchase shares of certain Fidelity® funds during certain periods. To determine if you qualify for any such programs, contact Fidelity or visit our web site at www.fidelity.com.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Fidelity Sustainability Bond Index Fund

Years ended August 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$11.11	$10.71	$10.02	$10.00
Income from Investment Operations
Net investment income (loss)B	.144	.234	.307	.058
Net realized and unrealized gain (loss)	(.207)	.453	.680	.018
Total from investment operations	(.063)	.687	.987	.076
Distributions from net investment income	(.148)	(.239)	(.295)	(.056)
Distributions from net realized gain	(.049)	(.048)	(.002)	–
Total distributions	(.197)	(.287)	(.297)	(.056)
Net asset value, end of period	$10.85	$11.11	$10.71	$10.02
Total ReturnC,D	(.56)%	6.53%	10.04%	.76%
Ratios to Average Net AssetsE,F
Expenses before reductions	.10%	.10%	.10%	.10%G
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%G
Expenses net of all reductions	.10%	.10%	.10%	.10%G
Net investment income (loss)	1.32%	2.17%	3.03%	2.92%G
Supplemental Data
Net assets, end of period (000 omitted)	$240,618	$168,955	$76,897	$8,474
Portfolio turnover rateH	97%	92%	89%	36%I

AFor the period June 19, 2018 (commencement of operations) to August 31, 2018.

BCalculated based on average shares outstanding during the period.

CTotal returns for periods of less than one year are not annualized.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAnnualized

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IAmount not annualized.

Additional Index Information

Bloomberg MSCI U.S. Aggregate ESG Choice Bond Index is composed of U.S. dollar denominated, investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, and follows the rules of the Bloomberg U.S. Aggregate Bond Index. MSCI ESG Research applies additional sector and ESG criteria for security eligibility in the Index and adjusts the sector weights of the Index to match the exposures of the Bloomberg U.S. Aggregate Bond Index. Companies showing involvement above certain thresholds in adult entertainment, alcohol, gambling, tobacco, military weapons, civilian firearms, nuclear power, and genetically modified organisms are excluded. The Index is rebalanced monthly.

Bloomberg U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate pass-throughs), asset-backed securities and collateralised mortgage-backed securities (agency and non-agency).

THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI ESG RESEARCH LLC (“MSCI ESG RESEARCH”), BLOOMBERG INDEX SERVICES LIMITED (“BLOOMBERG”), OR ANY OF THEIR RESPECTIVE AFFILIATES, INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY (COLLECTIVELY, THE “INDEX PARTIES”) INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY BLOOMBERG MSCI ESG INDEX (EACH, AN “INDEX”). THE INDEXES ARE THE EXCLUSIVE PROPERTY OF THE APPLICABLE INDEX PARTY. “BLOOMBERG”, “MSCI ESG RESEARCH”, AND THE INDEX NAMES, ARE THE RESPECTIVE TRADE AND/OR SERVICE MARKS OF BLOOMBERG, MSCI ESG RESEARCH, OR THEIR AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE ADVISER. NONE OF THE INDEX PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI ESG RESEARCH, BLOOMBERG, OR THEIR AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY BLOOMBERG AND/OR MSCI ESG RESEARCH WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE INDEX PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE INDEXES. NONE OF THE INDEX PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE INDEX PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.

ALTHOUGH THE INDEX PARTIES SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE INDEXES FROM SOURCES CONSIDERED RELIABLE, NONE OF THE INDEX PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE INDEX PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE INDEX PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE INDEX PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE INDEX PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE INDEX PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI ESG Research or Bloomberg trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI ESG Research to determine whether permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI ESG Research or Bloomberg without prior written permission.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-02105

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Fidelity Investments & Pyramid Design, FAST, and Directed Dividends are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.9887294.105	SBI-I-PRO-1021

Fund	Ticker
Fidelity® SAI Low Duration Income Fund	FZOLX

Fidelity® SAI Short-Term Bond Fund	FZOMX

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Prospectus

October 30, 2021

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Fidelity® SAI Low Duration Income Fund
Fidelity® SAI Short-Term Bond Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund:
Fidelity® SAI Low Duration Income Fund

Investment Objective

The fund seeks to obtain a high level of current income consistent with preservation of capital.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management fee	0.30%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.04%
Total annual operating expenses	0.34%
Fee waiver and/or expense reimbursement(a)	0.12%
Total annual operating expenses after fee waiver and/or expense reimbursement	0.22%

(a)Fidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets, exceed 0.22% (the Expense Cap). If at any time during the current fiscal year expenses for the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through December 31, 2022 . FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$23
3 years	$93
5 years	$175
10 years	$415

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. For the period from September 15, 2020 to August 31, 2021, the fund's portfolio turnover rate was 15% (annualized) of the average value of its portfolio.

Principal Investment Strategies
  Normally investing at least 80% of assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.
  Normally maintaining a duration of 1 year or less.
  Managing the fund to have similar overall interest rate risk to the Bloomberg US Treasury Bill: 6-9 Months Index.
  Normally maintaining a dollar-weighted average maturity of two years or less.
  Allocating assets across different market sectors and maturities.
  Investing more than 25% of total assets in the financial services industries.
  Investing in domestic and foreign issuers.
  Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default), options, and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.

Principal Investment Risks
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Financial Services Concentration. Changes in government regulation and interest rates and economic downturns can have a significant negative effect on issuers in the financial services sector, including the price of their securities or their ability to meet their payment obligations.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.
  Leverage Risk. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. You could lose money by investing in the fund.

Performance

Performance history will be available for the fund after the fund has been in operation for one calendar year.

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

David DeBiase (co-manager) has managed the fund since September 2020.

Robert Galusza (co-manager) has managed the fund since September 2020.

Julian Potenza (co-manager) has managed the fund since September 2020.

Purchase and Sale of Shares

NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.

Shares are offered exclusively to certain clients of the Adviser or its affiliates.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Summary

Fund:
Fidelity® SAI Short-Term Bond Fund

Investment Objective

The fund seeks to obtain a high level of current income consistent with preservation of capital.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management fee	0.30%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.04%
Total annual operating expenses	0.34%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$35
3 years	$109
5 years	$191
10 years	$431

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. For the period from September 15, 2020 to August 31, 2021, the fund's portfolio turnover rate was 70% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing at least 80% of assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.
  Managing the fund to have similar overall interest rate risk to the Bloomberg U.S. 1-3 Year Government/Credit Bond Index.
  Normally maintaining a dollar-weighted average maturity of three years or less.
  Allocating assets across different market sectors and maturities.
  Investing in domestic and foreign issuers.
  Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default), options, and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.

Principal Investment Risks
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.
  Leverage Risk. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. You could lose money by investing in the fund.

Performance

Performance history will be available for the fund after the fund has been in operation for one calendar year.

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

David DeBiase (co-manager) has managed the fund since September 2020.

Robert Galusza (co-manager) has managed the fund since September 2020.

Julian Potenza (co-manager) has managed the fund since September 2020.

Purchase and Sale of Shares

NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.

Shares are offered exclusively to certain clients of the Adviser or its affiliates.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

Fidelity® SAI Low Duration Income Fund seeks to obtain a high level of current income consistent with preservation of capital.

Principal Investment Strategies

The Adviser normally invests at least 80% of the fund's assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.

The fund normally maintains a duration of 1 year or less. Duration is a measure of a bond's price sensitivity to a change in interest rates. For example, if a bond has a 1-year duration and interest rates rise 1%, the bond's value is likely to fall about 1%. Similarly, if a bond fund has a 1-year duration and interest rates rise 1%, the fund's value is likely to fall about 1%.

The Adviser uses the Bloomberg US Treasury Bill: 6-9 Months Index as a guide in structuring the fund and selecting its investments. The Adviser manages the fund to have similar overall interest rate risk to the index.

The Adviser considers other factors when selecting the fund's investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, the Adviser considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, information on the fund's competitive universe and internal views of potential future market conditions.

In addition, the fund normally maintains a dollar-weighted average maturity of two years or less. As of August 31, 2021, the fund's dollar-weighted average maturity was approximately 1.0 years and the index's dollar-weighted average maturity was approximately 0.6 years. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.

The Adviser allocates the fund's assets among different market sectors (for example, corporate, asset-backed, or government securities) and different maturities based on its view of the relative value of each sector or maturity.

The Adviser will invest more than 25% of the fund's total assets in the financial services industries.

The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

The Adviser may engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument, or components of the index underlying the derivative, and forward-settling securities. The Adviser may invest a significant portion of the fund's assets in these types of investments. If the fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, options (including options on futures and swaps), and futures contracts (both long and short positions) on securities, other instruments, and indexes. Depending on the Adviser's outlook and market conditions, the Adviser may engage in these transactions to increase or decrease the fund's exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Investment Objective

Fidelity® SAI Short-Term Bond Fund seeks to obtain a high level of current income consistent with preservation of capital.

Principal Investment Strategies

The Adviser normally invests at least 80% of the fund's assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.

The Adviser uses the Bloomberg U.S. 1-3 Year Government/Credit Bond Index as a guide in structuring the fund and selecting its investments. The Adviser manages the fund to have similar overall interest rate risk to the index.

The Adviser considers other factors when selecting the fund's investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, the Adviser considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, information on the fund's competitive universe and internal views of potential future market conditions.

In addition, the fund normally maintains a dollar-weighted average maturity of three years or less. As of August 31, 2021, the fund's dollar-weighted average maturity was approximately 2.1 years and the index's dollar-weighted average maturity was approximately 2.0 years. In determining a security's maturity for purposes of calculating the fund's average maturity, an estimate of the average time for its principal to be paid may be used. This can be substantially shorter than its stated maturity.

The Adviser allocates the fund's assets among different market sectors (for example, corporate, asset-backed, or government securities) and different maturities based on its view of the relative value of each sector or maturity.

To earn additional income for the fund, the Adviser may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.

The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

The Adviser may engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument, or components of the index underlying the derivative, and forward-settling securities. The Adviser may invest a significant portion of the fund's assets in these types of investments. If the fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, options (including options on futures and swaps), and futures contracts (both long and short positions) on securities, other instruments, and indexes. Depending on the Adviser's outlook and market conditions, the Adviser may engage in these transactions to increase or decrease the fund's exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities (including collateralized loan obligations), loans and loan participations, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include futures, options, forwards, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of an index, security, or other instrument or investment) and credit default swaps (buying or selling credit default protection).

Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. When a fund does not already own or have the right to obtain securities equivalent in kind and amount, a commitment to sell securities is equivalent to a short sale. Payment and delivery take place after the customary settlement period.

Principal Investment Risks

Many factors affect each fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund’s performance. A fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. A fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in a fund will fluctuate. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in a fund.

The following factors can significantly affect a fund's performance:

Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as mortgage securities and the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities. The discontinuation and replacement of London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another) and other benchmark rates may have a significant impact on the financial markets and may adversely impact a fund’s performance.

Foreign Exposure. Foreign securities and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Financial Services Concentration. Financial services companies are highly dependent on the supply of short-term financing and can be sensitive to changes in government regulation and interest rates and to economic downturns in the United States and abroad. These events can significantly affect the price of issuers’ securities as well as their ability to make payments of principal or interest or otherwise meet obligations on securities or instruments for which they serve as guarantors or counterparties.

Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) tend to be more sensitive to these changes than higher-quality debt securities.

Leverage Risk. Derivatives, forward-settling securities, and short sale transactions involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Forward-settling securities and short sale transactions also involve the risk that a security will not be issued, delivered, available for purchase, or paid for when anticipated. An increase in the market price of securities sold short will result in a loss. Government legislation or regulation could affect the use of these transactions and could limit a fund's ability to pursue its investment strategies.

Other Investment Strategies

In addition to the principal investment strategies discussed above, the Adviser may invest in collateralized loan obligations.

Shareholder Notice

The following is subject to change only upon 60 days' prior notice to shareholders:

Fidelity® SAI Low Duration Income Fund normally invests at least 80% of assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.

Fidelity® SAI Short-Term Bond Fund normally invests at least 80% of assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.

Valuing Shares

Each fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. Each fund's assets normally are valued as of this time for the purpose of computing NAV.

NAV is not calculated and a fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that a fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of a fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which a fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

Shares are offered exclusively to certain clients of the Adviser or its affiliates. If you are not currently a client in a discretionary investment program offered by the Adviser or its affiliates please call 1-800-544-3455 (9:00 a.m. - 6:00 p.m., Monday through Friday) for more information. Additional fees apply for discretionary investment programs. For more information on these fees, please refer to the "Buying and Selling Information" section of the statement of additional information (SAI).

A fund may reject for any reason, or cancel as permitted or required by law, any purchase orders.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to a fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Because investments in a fund can only be made by the Adviser or an affiliate on behalf of its clients, the potential for excessive or short-term disruptive purchases and sales is reduced. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive trading of fund shares and each fund accommodates frequent trading.

Each fund does not place a limit on purchases or sales of fund shares by the Adviser or its affiliates. Each fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, each fund reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

Each fund has no exchange privilege with any other fund.

There is no minimum balance or purchase minimum for fund shares.

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

Shares are generally available only to investors residing in the United States.

Each fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect a fund.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of a fund.

When you terminate your relationship with the Adviser, or one of its affiliates, your shares may be sold at the NAV next calculated, in which case proceeds from such redemption would be sent to you.

Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

If applicable, orders by funds of funds for which the Adviser or its affiliates serve as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.

If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Dividends and Capital Gain Distributions

Each fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. Each fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

Each fund normally declares dividends daily and pays them monthly. Each fund normally pays capital gain distributions in October and December.

Earning Dividends

A fund processes purchase and redemption requests only on days it is open for business.

Shares generally begin to earn dividends on the first business day following the day of purchase.

Shares generally earn dividends until, but not including, the next business day following the day of redemption.

Distribution Options

Any dividends and capital gain distributions may be reinvested in additional shares or paid in cash.

Tax Consequences

As with any investment, your investment in a fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions

Distributions you receive from each fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of each fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of each fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because each fund's income is primarily derived from interest, dividends from each fund generally will not qualify for the long-term capital gains tax rates available to individuals.

If the Adviser buys shares on your behalf when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from a fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Taxes on Transactions

Your redemptions may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in a fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Fund Services

Fund Management

Each fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is each fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2020, the Adviser had approximately $3.0 trillion in discretionary assets under management, and approximately $3.8 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing each fund's investments and handling its business affairs.

Sub-Adviser(s)

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for each fund. As of December 31, 2020, FMR UK had approximately $25.4 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for each fund. As of December 31, 2020, FMR H.K. had approximately $22.3 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for each fund. As of March 31, 2021, FMR Japan had approximately $7.8 billion in discretionary assets under management. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for each fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

David DeBiase is co-manager of each fund, which he has managed since September 2020. He also manages other funds. Since joining Fidelity Investments in 2006, Mr. DeBiase has worked as a trader and portfolio manager.

Robert Galusza is co-manager of each fund, which he has managed since September 2020. He also manages other funds. Since joining Fidelity Investments in 1987, Mr. Galusza has worked as a research analyst and portfolio manager.

Julian Potenza is co-manager of each fund, which he has managed since September 2020. He also manages other funds. Since joining Fidelity Investments in 2007, Mr. Potenza has worked as a research analyst and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

Each fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month.

Fidelity® SAI Low Duration Income Fund's annual management fee rate is 0.30% of its average net assets.

For Fidelity® SAI Short-Term Bond Fund, the fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of a group of mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For August 2021, the group fee rate was 0.10%. The individual fund fee rate is 0.20%.

The Adviser pays FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for each fund is available in each fund's semi-annual report for the fiscal period ended February 28, 2021.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

For Fidelity® SAI Short-Term Bond Fund, FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets, exceed 0.36% (the Expense Cap). If at any time during the current fiscal year expenses for the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through December 31, 2022 . FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.

Fund Distribution

FDC distributes each fund's shares.

Distribution and Service Plan(s)

Each fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of each fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of each fund has authorized such payments for shares of each fund.

Affiliates of the Adviser may receive service fees or distribution fees or both with respect to underlying funds that participate in Fidelity's FundsNetwork®.

If payments made by the Adviser to FDC or to intermediaries under a Distribution and Service Plan were considered to be paid out of a fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or FDC. This prospectus and the related SAI do not constitute an offer by the funds or by FDC to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such offer.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by Deloitte & Touche LLP (for Fidelity® SAI Low Duration Income Fund) and PricewaterhouseCoopers LLP (for Fidelity® SAI Short-Term Bond Fund), independent registered public accounting firms, whose reports, along with fund financial statements, are included in the annual report. Annual reports are available for free upon request.

Fidelity SAI Low Duration Income Fund

Year ended August 31,	2021 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.016
Net realized and unrealized gain (loss)	.007
Total from investment operations	.023
Distributions from net investment income	(.013)
Total distributions	(.013)
Net asset value, end of period	$10.01
Total ReturnC,D	.23%
Ratios to Average Net AssetsE,F
Expenses before reductions	.34%G
Expenses net of fee waivers, if any	.22%G
Expenses net of all reductions	.22%G
Net investment income (loss)	.17%G
Supplemental Data
Net assets, end of period (000 omitted)	$4,227,685
Portfolio turnover rateH	15%G,I

AFor the period September 15, 2020 (commencement of operations) to August 31, 2021.

BCalculated based on average shares outstanding during the period.

CTotal returns for periods of less than one year are not annualized.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAnnualized

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Fidelity SAI Short-Term Bond Fund

Year ended August 31,	2021 A
Selected Per–Share Data
Net asset value, beginning of period	$10.00
Income from Investment Operations
Net investment income (loss)B	.047
Net realized and unrealized gain (loss)	.007
Total from investment operations	.054
Distributions from net investment income	(.044)
Total distributions	(.044)
Net asset value, end of period	$10.01
Total ReturnC,D	.54%
Ratios to Average Net AssetsE,F
Expenses before reductions	.34%G
Expenses net of fee waivers, if any	.34%G
Expenses net of all reductions	.34%G
Net investment income (loss)	.49%G
Supplemental Data
Net assets, end of period (000 omitted)	$1,845,225
Portfolio turnover rateH	70%I,J

AFor the period September 15, 2020 (commencement of operations) to August 31, 2021.

BCalculated based on average shares outstanding during the period.

CTotal returns for periods of less than one year are not annualized.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAnnualized

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

JAmount not annualized.

Additional Index Information

Bloomberg US Treasury Bill: 6-9 Months Index is a market value-weighted index of investment-grade fixed-rate public obligations of the U.S. Treasury with maturities between six and nine months.

Bloomberg U.S. 1-3 Year Government/Credit Bond Index is a market value-weighted index of investment-grade fixed-rate debt securities with maturities from one to three years from the U.S. Treasury, U.S. Government-Related, and U.S. Corporate Indexes.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the funds. A description of each fund's policies and procedures for disclosing its holdings is available in the funds' SAI and on Fidelity's web sites. The SAI also includes more detailed information about each fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). Each fund's annual and semi-annual reports also include additional information. Each fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about a fund, call Fidelity at 1-800-544-3455. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the funds' annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the funds, including the funds' SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-02105

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Fidelity Investments & Pyramid Design, and FundsNetwork are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.9899551.102	SST-LDI-PRO-1021

Fund/Ticker

Fidelity® SAI Total Bond Fund/FSMTX

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

Prospectus

October 30, 2021

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Fidelity® SAI Total Bond Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund:
Fidelity® SAI Total Bond Fund

Investment Objective

The fund seeks a high level of current income.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management fee	0.30%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%
Total annual operating expenses	0.30%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$31
3 years	$97
5 years	$169
10 years	$381

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 180% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing at least 80% of assets in debt securities of all types and repurchase agreements for those securities.
  Using the Bloomberg U.S. Universal Bond Index as a guide in allocating assets across the investment-grade, high yield, and emerging market asset classes.
  Investing up to 20% of assets in lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).
  Managing the fund to have similar overall interest rate risk to the index.
  Investing in domestic and foreign issuers.
  Allocating assets across different asset classes, market sectors, and maturities.
  Analyzing the credit quality of the issuer, the issuer's potential for success, the credit, currency, and economic risks of the security and its issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default), options, and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.

Principal Investment Risks
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Foreign exchange rates also can be extremely volatile.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.
  Leverage Risk. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.
  High Portfolio Turnover. High portfolio turnover (more than 100%) may result in increased transaction costs and potentially higher capital gains or losses. The effects of higher than normal portfolio turnover may adversely affect the fund's performance.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	5.99%	June 30, 2020
Lowest Quarter Return	(1.18)%	March 31, 2020
Year-to-Date Return	(0.03)%	September 30, 2021

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2020	Past 1 year	Life of fund(a)
Fidelity® SAI Total Bond Fund
Return Before Taxes	9.05%	9.13%
Return After Taxes on Distributions	6.68%	6.93%
Return After Taxes on Distributions and Sale of Fund Shares	5.65%	6.14%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.51%	8.48%
Bloomberg U.S. Universal Bond Index (reflects no deduction for fees, expenses, or taxes)	7.58%	8.57%

(a)From October 25, 2018

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. FMR Investment Management (UK) Limited (FMR UK) and other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Michael Foggin (co-manager) has managed the fund since October 2018.

Celso Munoz (co-manager) has managed the fund since October 2018.

Ford O'Neil (co-manager) has managed the fund since October 2018.

Michael Weaver (co-manager) has managed the fund since October 2018.

Purchase and Sale of Shares

NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.

Shares are offered exclusively to certain clients of the Adviser or its affiliates.

The price to buy one share is its net asset value per share (NAV). Shares will be bought at the NAV next calculated after an order is received in proper form.

The price to sell one share is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

Fidelity® SAI Total Bond Fund seeks a high level of current income.

Principal Investment Strategies

The Adviser normally invests at least 80% of the fund's assets in debt securities of all types and repurchase agreements for those securities. The Adviser allocates the fund's assets across investment-grade, high yield, and emerging market debt securities. The Adviser may invest up to 20% of the fund's assets in lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).

The Adviser uses the Bloomberg U.S. Universal Bond Index as a guide in structuring the fund and selecting its investments. The Adviser uses the index as a guide in allocating the fund's assets across the investment-grade, high yield, and emerging market asset classes. The Adviser manages the fund to have similar overall interest rate risk to the index.

The Adviser considers other factors when selecting the fund's investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, the Adviser considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, information on the fund's competitive universe and internal views of potential future market conditions.

The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

The Adviser may engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument, currency, or components of the index underlying the derivative, and forward-settling securities. The Adviser may invest a significant portion of the fund's assets in these types of investments. If the fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, options (including options on futures and swaps), forwards, and futures contracts (both long and short positions) on securities, other instruments, indexes, or currencies. Depending on the Adviser's outlook and market conditions, the Adviser may engage in these transactions to increase or decrease the fund's exposure to changing security prices, interest rates, credit qualities, foreign exchange rates, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, currency, or index.

The Adviser allocates the fund's assets among different asset classes using the composition of the index as a guide, and among different market sectors (for example, corporate, asset-backed, or government securities) and different maturities based on its view of the relative value of each sector or maturity.

In selecting foreign securities, the Adviser's analysis also considers the credit, currency, and economic risks associated with the security and the country of its issuer. The Adviser may also consider an issuer's potential for success in light of its current financial condition, its industry position, and economic and market conditions.

To earn additional income for the fund, the Adviser may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities (including collateralized loan obligations), loans and loan participations, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include futures, options, forwards, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of an index, security, or other instrument or investment) and credit default swaps (buying or selling credit default protection). Currency-related derivatives, in particular, include foreign exchange (FX) transactions such as spot FX trades, FX forwards, non-deliverable forwards, and cross-currency FX trades.

Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. When a fund does not already own or have the right to obtain securities equivalent in kind and amount, a commitment to sell securities is equivalent to a short sale. Payment and delivery take place after the customary settlement period.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund’s performance. The fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as mortgage securities and the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities. The discontinuation and replacement of London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another) and other benchmark rates may have a significant impact on the financial markets and may adversely impact a fund’s performance.

Foreign Exposure. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Investing in emerging markets can involve risks in addition to and greater than those generally associated with investing in more developed foreign markets. The extent of economic development; political stability; market depth, infrastructure, and capitalization; and regulatory oversight can be less than in more developed markets. Emerging markets typically have less established legal, accounting and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Emerging market economies can be subject to greater social, economic, regulatory, and political uncertainties. All of these factors can make emerging market securities more volatile and potentially less liquid than securities issued in more developed markets.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) and certain types of other securities tend to be particularly sensitive to these changes.

Lower-quality debt securities and certain types of other securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities and certain types of other securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price, and often are considered to be speculative. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

Leverage Risk. Derivatives, forward-settling securities, and short sale transactions involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Forward-settling securities and short sale transactions also involve the risk that a security will not be issued, delivered, available for purchase, or paid for when anticipated. An increase in the market price of securities sold short will result in a loss. Government legislation or regulation could affect the use of these transactions and could limit a fund's ability to pursue its investment strategies.

High Portfolio Turnover. A fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to a fund, including brokerage commissions, dealer mark-ups, and other transaction costs on the sale of securities or reinvestment in other securities. The sale of a fund's securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect a fund's performance.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Other Investment Strategies

In addition to the principal investment strategies discussed above, the Adviser may invest in collateralized loan obligations.

Shareholder Notice

The following is subject to change only upon 60 days' prior notice to shareholders:

Fidelity® SAI Total Bond Fund normally invests at least 80% of its assets in debt securities of all types and repurchase agreements for those securities.

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

NOT AVAILABLE FOR SALE TO THE GENERAL PUBLIC.

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

Shares are offered exclusively to certain clients of the Adviser or its affiliates. If you are not currently a client in a discretionary investment program offered by the Adviser or its affiliates please call 1-800-544-3455 (9:00 a.m. - 6:00 p.m., Monday through Friday) for more information. Additional fees apply for discretionary investment programs. For more information on these fees, please refer to the "Buying and Selling Information" section of the statement of additional information (SAI).

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Because investments in the fund can only be made by the Adviser or an affiliate on behalf of its clients, the potential for excessive or short-term disruptive purchases and sales is reduced. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive trading of fund shares and the fund accommodates frequent trading.

The fund does not place a limit on purchases or sales of fund shares by the Adviser or its affiliates. The fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, the fund reserves the right to impose restrictions on disruptive, excessive, or short-term trading.

The fund has no exchange privilege with any other fund.

There is no minimum balance or purchase minimum for fund shares.

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

Shares are generally available only to investors residing in the United States.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.

When you terminate your relationship with the Adviser, or one of its affiliates, your shares may be sold at the NAV next calculated, in which case proceeds from such redemption would be sent to you.

Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

If applicable, orders by funds of funds for which the Adviser or its affiliates serve as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.

If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in October and December.

Earning Dividends

The fund processes purchase and redemption requests only on days it is open for business.

Shares generally begin to earn dividends on the first business day following the day of purchase.

Shares generally earn dividends until, but not including, the next business day following the day of redemption.

Distribution Options

Any dividends and capital gain distributions may be reinvested in additional shares or paid in cash.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions

Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.

If the Adviser buys shares on your behalf when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

Taxes on Transactions

Your redemptions may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2020, the Adviser had approximately $3.0 trillion in discretionary assets under management, and approximately $3.8 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMR UK, at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2020, FMR UK had approximately $25.4 billion in discretionary assets under management. Currently, FMR UK has day-to-day responsibility for choosing certain types of investments for the fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2020, FMR H.K. had approximately $22.3 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. As of March 31, 2021, FMR Japan had approximately $7.8 billion in discretionary assets under management. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

Michael Foggin is co-manager of the fund, which he has managed since October 2018. He also manages other funds. Since joining Fidelity Investments in 2012, Mr. Foggin has worked as a portfolio manager.

Celso Munoz is co-manager of the fund, which he has managed since October 2018. He also manages other funds. Since joining Fidelity Investments in 2005, Mr. Munoz has worked as a research analyst and portfolio manager.

Ford O'Neil is co-manager of the fund, which he has managed since October 2018. He also manages other funds. Since joining Fidelity Investments in 1989, Mr. O'Neil has worked as a research analyst and portfolio manager.

Michael Weaver is co-manager of the fund, which he has managed since October 2018. He also manages other funds. Since joining Fidelity Investments in 2005, Mr. Weaver has worked as a research analyst and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

The fund pays a management fee to the Adviser. The management fee is calculated and paid to the Adviser every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of a group of mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For August 2021, the group fee rate was 0.10%. The individual fund fee rate is 0.20%.

The total management fee for the fiscal year ended August 31, 2021, was 0.30% of the fund's average net assets. Because the fund's management fee rate may fluctuate, the fund's management fee may be higher or lower in the future.

The Adviser pays FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended February 28, 2021.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

FMR has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, fees and expenses of the Independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets, exceed 0.36% (the Expense Cap). If at any time during the current fiscal year expenses for the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through December 31, 2022 . FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.

Fund Distribution

FDC distributes the fund's shares.

Distribution and Service Plan(s)

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.

Affiliates of the Adviser may receive service fees or distribution fees or both with respect to underlying funds that participate in Fidelity's FundsNetwork®.

If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Fidelity SAI Total Bond Fund

Years ended August 31,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$11.01	$10.76	$10.00
Income from Investment Operations
Net investment income (loss)B	.283	.328	.317
Net realized and unrealized gain (loss)	.011	.414	.734
Total from investment operations	.294	.742	1.051
Distributions from net investment income	(.263)	(.317)	(.289)
Distributions from net realized gain	(.371)	(.175)	(.002)
Total distributions	(.634)	(.492)	(.291)
Net asset value, end of period	$10.67	$11.01	$10.76
Total ReturnC,D	2.81%	7.16%	10.67%
Ratios to Average Net AssetsE,F
Expenses before reductions	.30%	.31%	.42%G
Expenses net of fee waivers, if any	.30%	.31%	.36%G
Expenses net of all reductions	.30%	.31%	.36%G
Net investment income (loss)	2.66%	3.08%	3.63%G
Supplemental Data
Net assets, end of period (000 omitted)	$17,906,211	$16,211,735	$14,123,236
Portfolio turnover rateH	180%	214%	209%G,I

AFor the period October 25, 2018 (commencement of operations) to August 31, 2019.

BCalculated based on average shares outstanding during the period.

CTotal returns for periods of less than one year are not annualized.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAnnualized

HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

IPortfolio turnover rate excludes securities received or delivered in-kind.

Additional Index Information

Bloomberg U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate pass-throughs), asset-backed securities and collateralised mortgage-backed securities (agency and non-agency).

Bloomberg U.S. Universal Bond Index represents the union of the Bloomberg U.S. Aggregate Bond Index, the Bloomberg U.S. Corporate High Yield Bond Index, the Bloomberg 144A Bond Index, the Bloomberg Eurodollar Bond Index, the Bloomberg Emerging Markets Aggregate USD Bond Index, and the non-ERISA portion of the Bloomberg U.S. CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the index. The only constituent of the index that includes floating-rate debt is the Bloomberg Emerging Markets Aggregate USD Bond Index.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For individual investors opening an account: When you open an account, you will be asked for your name, address, date of birth, and other information that will allow Fidelity to identify you. You may also be asked to provide documents that may help to establish your identity, such as your driver's license.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-3455. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-02105

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity, Fidelity Investments & Pyramid Design, and FundsNetwork are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.9887625.103	STB-PRO-1021

Fund/Ticker

Fidelity® Series Corporate Bond Fund/FHMFX

Shares are offered only to certain other Fidelity® funds and Fidelity managed 529 plans.

Prospectus

October 30, 2021

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Fidelity® Series Corporate Bond Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Account Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund:
Fidelity® Series Corporate Bond Fund

Investment Objective

The fund seeks a high level of current income.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management fee	None
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%
Total annual operating expenses	0.00%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$0
3 years	$0
5 years	$0
10 years	$0

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 38% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing at least 80% of assets in investment-grade corporate bonds and other corporate debt securities and repurchase agreements for those securities.
  Managing the fund to have similar overall interest rate risk to the Bloomberg U.S. Credit Bond Index.
  Investing in domestic and foreign issuers.
  Analyzing the credit quality of the issuer, security-specific features, current and potential future valuation, and trading opportunities to select investments.
  Investing in lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds).
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default), options, and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.
  Investing in Fidelity's central funds (specialized investment vehicles used by Fidelity® funds to invest in particular security types or investment disciplines) consistent with the asset classes discussed above.

Principal Investment Risks
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.
  Leverage Risk. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the changes in the performance of the fund's shares from year to year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	10.62%	June 30, 2020
Lowest Quarter Return	(4.43)%	March 31, 2020
Year-to-Date Return	(1.06)%	September 30, 2021

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2020	Past 1 year	Life of fund(a)
Fidelity® Series Corporate Bond Fund
Return Before Taxes	11.22%	10.26%
Return After Taxes on Distributions	9.44%	8.47%
Return After Taxes on Distributions and Sale of Fund Shares	6.67%	7.11%
Bloomberg U.S. Credit Bond Index (reflects no deduction for fees, expenses, or taxes)	9.35%	9.52%

(a)From August 17, 2018

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Matthew Bartlett (co-manager) has managed the fund since August 2018.

David Prothro (co-manager) has managed the fund since August 2018. It is expected that Mr. Prothro will retire effective on or about December 31, 2021. At that time, he will no longer serve as a co-manager for the fund.

Dr. Ben Tarlow (co-manager) has managed the fund since October 2019.

Jay Small (co-manager) has managed the fund since October 2020.

Purchase and Sale of Shares

Shares are offered only to certain other Fidelity® funds and Fidelity managed 529 plans.

The price to sell one share is its net asset value per share (NAV). Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

Fidelity® Series Corporate Bond Fund seeks a high level of current income.

Principal Investment Strategies

The Adviser normally invests at least 80% of the fund's assets in investment-grade corporate bonds and other corporate debt securities and repurchase agreements for those securities.

The Adviser uses the Bloomberg U.S. Credit Bond Index as a guide in structuring the fund and selecting its investments. The Adviser manages the fund to have similar overall interest rate risk to the index.

The Adviser may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers.

The Adviser may invest the fund's assets in lower-quality debt securities.

The Adviser may engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument, or components of the index underlying the derivative, and forward-settling securities. The Adviser may invest a significant portion of the fund's assets in these types of investments. If the fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, options (including options on futures and swaps), and futures contracts (both long and short positions) on securities, other instruments, and indexes. Depending on the Adviser's outlook and market conditions, the Adviser may engage in these transactions to increase or decrease the fund's exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index.

In buying and selling securities for the fund, the Adviser analyzes the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the fund's exposure to various risks, including interest rate risk, the Adviser considers, among other things, the market's overall risk characteristics, the market's current pricing of those risks, information on the fund's competitive universe and internal views of potential future market conditions.

In selecting foreign securities, the Adviser's analysis also considers the credit, currency, and economic risks associated with the security and the country of its issuer. The Adviser may also consider an issuer's potential for success in light of its current financial condition, its industry position, and economic and market conditions.

To earn additional income for the fund, the Adviser may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.

The Adviser uses central funds to help invest the fund's assets. Central funds are specialized investment vehicles designed to be used by Fidelity® funds. Fidelity uses them to invest in particular security types or investment disciplines; for example, rather than buy bonds directly, the fund may invest in a central fund that buys bonds. Fidelity does not charge any additional management fees for central funds. Central funds offer exposure to some or all of the following types of investment-grade and lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds): corporate bonds, mortgage and other asset-backed securities, floating rate loans, and BB-rated securities. Central funds may also focus on other types of securities.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities, loans and loan participations, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.

Corporate debt securities are bonds and other debt securities issued by corporations and other business structures. Corporate debt securities include repurchase agreements with corporate counterparties and other securities believed to have corporate debt-like characteristics, including hybrids and synthetic securities.

A repurchase agreement is an agreement to buy a security at one price and a simultaneous agreement to sell it back at an agreed-upon price.

Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include futures, options, forwards, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of an index, security, or other instrument or investment) and credit default swaps (buying or selling credit default protection).

Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. Payment and delivery take place after the customary settlement period.

Central funds are special types of investment vehicles created by Fidelity for use by Fidelity® funds and other advisory clients. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees. The investment results of the portions of the fund's assets invested in the central funds will be based upon the investment results of those funds.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund’s performance. The fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as mortgage securities and the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities. The discontinuation and replacement of London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another) and other benchmark rates may have a significant impact on the financial markets and may adversely impact a fund’s performance.

Foreign Exposure. Foreign securities and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign exchange rates; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) tend to be particularly sensitive to these changes.

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political, or economic developments and can decline significantly over short as well as long periods of time or during periods of general or regional economic difficulty.

Leverage Risk. Derivatives and forward-settling securities involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Forward-settling securities also involve the risk that a security will not be issued, delivered, or paid for when anticipated. Government legislation or regulation could affect the use of these transactions and could limit a fund's ability to pursue its investment strategies.

In response to market, economic, political, or other conditions, a fund may temporarily use a different investment strategy for defensive purposes. If the fund does so, different factors could affect its performance and the fund may not achieve its investment objective.

Shareholder Notice

The following is subject to change only upon 60 days' prior notice to shareholders:

Fidelity® Series Corporate Bond Fund normally invests at least 80% of its assets in investment-grade corporate bonds and other corporate debt securities and repurchase agreements for those securities.

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Because the fund is offered only for investment to certain other Fidelity® funds and Fidelity managed 529 plans, the potential for excessive or short-term disruptive purchases and sales is reduced. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive trading of fund shares and the fund accommodates frequent trading.

The fund has no limit on purchase transactions but may in its discretion restrict, reject, or cancel any purchases that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

The fund reserves the right at any time to restrict purchases or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

The fund has no exchange privilege with any other fund.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

Shares are offered only to certain other Fidelity® funds and Fidelity managed 529 plans.

There is no minimum balance or purchase minimum for fund shares.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

  All wires must be received in proper form by Fidelity at the fund's designated wire bank before the close of the Federal Reserve Wire System on the day of purchase or you could be liable for any losses or fees the fund or Fidelity has incurred or for interest and penalties.
  Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

When you place an order to sell shares, note the following:

  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.

If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Account Policies

Fidelity will send monthly account statements detailing fund balances and all transactions completed during the prior month.

You may be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in October and December.

Earning Dividends

The fund processes purchase and redemption requests only on days it is open for business.

Shares generally begin to earn dividends on the first business day following the day of purchase.

Shares generally earn dividends until, but not including, the next business day following the day of redemption.

Any dividends and capital gain distributions may be reinvested in additional shares or paid in cash.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions

Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them.

Taxes on Transactions

Your redemptions may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2020, the Adviser had approximately $3.0 trillion in discretionary assets under management, and approximately $3.8 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2020, FMR UK had approximately $25.4 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2020, FMR H.K. had approximately $22.3 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. As of March 31, 2021, FMR Japan had approximately $7.8 billion in discretionary assets under management. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

Matthew Bartlett is co-manager of the fund, which he has managed since August 2018. He also manages other funds. Since joining Fidelity Investments in 2005, Mr. Bartlett has worked as a managing director of research, research analyst, and portfolio manager.

David Prothro is co-manager of the fund, which he has managed since August 2018. He also manages other funds. Since joining Fidelity Investments in 1991, Mr. Prothro has worked as a research analyst and portfolio manager. It is expected that Mr. Prothro will retire effective on or about December 31, 2021. At that time, he will no longer serve as a co-manager for the fund.

Jay Small is co-manager of the fund, which he has managed since October 2020. He also manages other funds. Since joining Fidelity Investments in 2010, Mr. Small has worked as a corporate bond trader and portfolio manager.

Dr. Ben Tarlow is co-manager of the fund, which he has managed since October 2019. He also manages other funds. Since joining Fidelity Investments in 2010, Dr. Tarlow has worked as a quantitative analyst and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

The fund does not pay a management fee to the Adviser.

The Adviser receives no fee from the fund for handling the business affairs of the fund and pays the expenses of the fund with certain exceptions.

The Adviser or an affiliate pays FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund’s semi-annual report for the fiscal period ended February 28, 2021.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

Fidelity Management & Research Company LLC (FMR) has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, fees and expenses of the Independent Trustees, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets, exceed 0.003% (the Expense Cap). If at any time during the current fiscal year expenses for the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through December 31, 2024 . FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.

Fund Distribution

Distribution and Service Plan(s)

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay Fidelity Distributors Company LLC (FDC) for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.

If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Fidelity Series Corporate Bond Fund

Years ended August 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$11.31	$10.84	$9.95	$10.00
Income from Investment Operations
Net investment income (loss)B	.296	.353	.377	.013
Net realized and unrealized gain (loss)	.054	.511	.917	(.050)
Total from investment operations	.350	.864	1.294	(.037)
Distributions from net investment income	(.304)	(.356)	(.397)	(.013)
Distributions from net realized gain	(.116)	(.038)	(.007)	–
Total distributions	(.420)	(.394)	(.404)	(.013)
Net asset value, end of period	$11.24	$11.31	$10.84	$9.95
Total ReturnC,D	3.18%	8.19%	13.38%	(.37)%
Ratios to Average Net AssetsE,F
Expenses before reductions	- %G	- %G	.01%	- %H,G
Expenses net of fee waivers, if any	- %G	- %G	.01%	- %H,G
Expenses net of all reductions	- %G	- %G	- %G	- %H,G
Net investment income (loss)	2.67%	3.26%	3.73%	3.11%H
Supplemental Data
Net assets, end of period (000 omitted)	$443,415	$208,418	$110,465	$10,285
Portfolio turnover rateI	38%	37%	32%	43%J

AFor the period August 17, 2018 (commencement of operations) to August 31, 2018.

BCalculated based on average shares outstanding during the period.

CTotal returns for periods of less than one year are not annualized.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount represents less than .005%.

HAnnualized

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JAmount not annualized.

Additional Index Information

Bloomberg U.S. Credit Bond Index is a market value-weighted index of investment-grade corporate fixed-rate debt issues with maturities of one year or more.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-02105

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.9891229.104	XBC-PRO-1021

Fund/Ticker

Fidelity® Series Bond Index Fund/FIFZX

Shares are offered only to certain other Fidelity® funds and Fidelity managed 529 plans.

Prospectus

October 30, 2021

Like securities of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission, and the Securities and Exchange Commission has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

245 Summer Street, Boston, MA 02210

Contents

Fund Summary	Fidelity® Series Bond Index Fund
Fund Basics	Investment Details
Valuing Shares
Shareholder Information	Additional Information about the Purchase and Sale of Shares
Account Policies
Dividends and Capital Gain Distributions
Tax Consequences
Fund Services	Fund Management
Fund Distribution
Appendix	Financial Highlights
Additional Index Information

Fund Summary

Fund:
Fidelity® Series Bond Index Fund

Investment Objective

The fund seeks to provide investment results that correspond to the aggregate price and interest performance of the debt securities in the Bloomberg U.S. Aggregate Bond Index.

Fee Table

The following table describes the fees and expenses that may be incurred when you buy and hold shares of the fund.

Shareholder fees
(fees paid directly from your investment)	None

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)
Management fee	None
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%
Total annual operating expenses	0.00%

This example helps compare the cost of investing in the fund with the cost of investing in other funds.

Let's say, hypothetically, that the annual return for shares of the fund is 5% and that your shareholder fees and the annual operating expenses for shares of the fund are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you sell all of your shares at the end of each time period indicated:

1 year	$0
3 years	$0
5 years	$0
10 years	$0

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 108% of the average value of its portfolio.

Principal Investment Strategies
  Normally investing at least 80% of the fund's assets in bonds included in the Bloomberg U.S. Aggregate Bond Index, which is a broad based, market-value-weighted benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.
  Using statistical sampling techniques based on duration, maturity, interest rate sensitivity, security structure, and credit quality to attempt to replicate the returns of the Bloomberg U.S. Aggregate Bond Index using a smaller number of securities.
  Engaging in transactions that have a leveraging effect on the fund, including investments in derivatives - such as swaps (interest rate, total return, and credit default), options, and futures contracts - and forward-settling securities, to adjust the fund's risk exposure.

Principal Investment Risks
  Interest Rate Changes. Interest rate increases can cause the price of a debt security to decrease.
  Foreign Exposure. Entities located in foreign countries can be affected by adverse political, regulatory, market, or economic developments in those countries.
  Prepayment. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
  Issuer-Specific Changes. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole. A decline in the credit quality of an issuer or a provider of credit support or a maturity-shortening structure for a security can cause the price of a security to decrease.
  Correlation to Index. The performance of the fund and its underlying index may vary somewhat due to factors such as fees and expenses of the fund, transaction costs, sample selection, regulatory restrictions, and timing differences associated with additions to and deletions from the index. Errors in the construction or calculation of the index may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on the fund and its shareholders.
  Passive Management Risk. The fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the fund's index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the fund's performance could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The fund will be concentrated to approximately the same extent that the fund's index concentrates in the securities of issuers in a particular industry.
  Leverage Risk. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly.
  High Portfolio Turnover. High portfolio turnover (more than 100%) may result in increased transaction costs and potentially higher capital gains or losses. The effects of higher than normal portfolio turnover may adversely affect the fund's performance.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. You could lose money by investing in the fund.

Performance

The following information is intended to help you understand the risks of investing in the fund. The information illustrates the performance of the fund's shares over the past year and compares the performance of the fund's shares to the performance of a securities market index over various periods of time. The index description appears in the "Additional Index Information" section of the prospectus. Past performance (before and after taxes) is not an indication of future performance.

Visit www.fidelity.com for more recent performance information.

Year-by-Year Returns

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter Return	3.53%	March 31, 2020
Lowest Quarter Return	0.49%	September 30, 2020
Year-to-Date Return	(1.65)%	September 30, 2021

Average Annual Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates, but do not reflect the impact of state or local taxes. Actual after-tax returns may differ depending on your individual circumstances. The after-tax returns shown are not relevant if you hold your shares in a retirement account or in another tax-deferred arrangement, such as an employee benefit plan (profit sharing, 401(k), or 403(b) plan). Return After Taxes on Distributions and Sale of Fund Shares may be higher than other returns for the same period due to a tax benefit of realizing a capital loss upon the sale of fund shares.

For the periods ended December 31, 2020	Past 1 year	Life of fund(a)
Fidelity® Series Bond Index
Return Before Taxes	7.65%	7.80%
Return After Taxes on Distributions	6.32%	6.51%
Return After Taxes on Distributions and Sale of Fund Shares	4.58%	5.44%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.51%	7.81%

(a)From April 26, 2019

Investment Adviser

Fidelity Management & Research Company LLC (FMR) (the Adviser) is the fund's manager. Other investment advisers serve as sub-advisers for the fund.

Portfolio Manager(s)

Brandon Bettencourt (co-manager) has managed the fund since April 2019.

Richard Munclinger (co-manager) has managed the fund since October 2020.

Purchase and Sale of Shares

Shares are offered only to certain other Fidelity® funds and Fidelity managed 529 plans.

The price to sell one share is its net asset value per share (NAV). Shares will be sold at the NAV next calculated after an order is received in proper form.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

There is no purchase minimum for fund shares.

Tax Information

Distributions you receive from the fund are subject to federal income tax and generally will be taxed as ordinary income or capital gains, and may also be subject to state or local taxes, unless you are investing through a tax-advantaged retirement account (in which case you may be taxed later, upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

The fund, the Adviser, Fidelity Distributors Company LLC (FDC), and/or their affiliates may pay intermediaries, which may include banks, broker-dealers, retirement plan sponsors, administrators, or service-providers (who may be affiliated with the Adviser or FDC), for the sale of fund shares and related services. These payments may create a conflict of interest by influencing your intermediary and your investment professional to recommend the fund over another investment. Ask your investment professional or visit your intermediary's web site for more information.

Fund Basics

Investment Details

Investment Objective

Fidelity® Series Bond Index Fund seeks to provide investment results that correspond to the aggregate price and interest performance of the debt securities in the Bloomberg U.S. Aggregate Bond Index.

Principal Investment Strategies

The Adviser normally invests at least 80% of the fund's assets in bonds included in the Bloomberg U.S. Aggregate Bond Index. The index is a broad based, market-value-weighted benchmark that measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index is composed of U.S. dollar denominated, investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities.

The Adviser may use statistical sampling techniques to attempt to replicate the returns of the index using a smaller number of securities. Statistical sampling techniques attempt to match the investment characteristics of the index and the fund by taking into account such factors as duration, maturity, interest rate sensitivity, security structure, and credit quality. The Adviser expects the fund's investments will approximate the broad market sector weightings of the index within a range of ±10%.

The fund may not track the index because differences between the index and the fund's portfolio can cause differences in performance. In addition, expenses and transaction costs, the size and frequency of cash flows into and out of the fund, and differences between how and when the fund and the index are valued can cause differences in performance.

The Adviser may engage in transactions that have a leveraging effect on the fund, including investments in derivatives, regardless of whether the fund may own the asset, instrument, or components of the index underlying the derivative, and forward-settling securities. The Adviser may invest a significant portion of the fund's assets in these types of investments. If the fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. The fund's derivative investments may include interest rate swaps, total return swaps, credit default swaps, options (including options on futures and swaps), and futures contracts (both long and short positions) on securities, other instruments, and indexes. Depending on the Adviser's outlook and market conditions, the Adviser may engage in these transactions to increase or decrease the fund's exposure to changing security prices, interest rates, credit qualities, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, or index.

To earn additional income for the fund, the Adviser may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases transaction costs and may increase taxable gains.

The fund will invest more than 25% of its total assets in securities of issuers in a particular industry to approximately the same extent that the fund's index concentrates in the securities of issuers in a particular industry.

If the Adviser's strategies do not work as intended, the fund may not achieve its objective.

Description of Principal Security Types

Debt securities are used by issuers to borrow money. The issuer usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, government securities (including Treasury securities), repurchase agreements, money market securities, mortgage and other asset-backed securities, loans and loan participations, and other securities believed to have debt-like characteristics, including hybrids and synthetic securities.

Derivatives are investments whose values are tied to an underlying asset, instrument, currency, or index. Derivatives include futures, options, forwards, and swaps, such as interest rate swaps (exchanging a floating rate for a fixed rate), total return swaps (exchanging a floating rate for the total return of an index, security, or other instrument or investment) and credit default swaps (buying or selling credit default protection).

Forward-settling securities involve a commitment to purchase or sell specific securities when issued, or at a predetermined price or yield. When a fund does not already own or have the right to obtain securities equivalent in kind and amount, a commitment to sell securities is equivalent to a short sale. Payment and delivery take place after the customary settlement period.

Principal Investment Risks

Many factors affect the fund's performance. Developments that disrupt global economies and financial markets, such as pandemics and epidemics, may magnify factors that affect a fund’s performance. The fund's share price and yield change daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types and maturities of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Unlike individual debt securities, which typically pay principal at maturity, the value of an investment in the fund will fluctuate. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money by investing in the fund.

The following factors can significantly affect the fund's performance:

Interest Rate Changes. Debt securities, including money market securities, have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and certain types of securities, such as mortgage securities and the securities of issuers in the financial services sector, can be more sensitive to interest rate changes, meaning the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. Short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. Securities whose payment at maturity is based on the movement of all or part of an index and inflation-protected debt securities may react differently from other types of debt securities. The discontinuation and replacement of London Interbank Offered Rate (LIBOR) (an indicative measure of the average interest rate at which major global banks could borrow from one another) and other benchmark rates may have a significant impact on the financial markets and may adversely impact a fund’s performance.

Foreign Exposure. Foreign securities and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. All of these factors can make foreign investments more volatile than U.S. investments.

Global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers or providers in, or foreign exchange rates with, a different country or region.

Prepayment. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

Issuer-Specific Changes. Changes in the financial condition of an issuer or counterparty, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can increase the risk of default by an issuer or counterparty, which can affect a security's or instrument's credit quality or value. Entities providing credit support or a maturity-shortening structure also can be affected by these types of changes, and if the structure of a security fails to function as intended, the security could decline in value. Lower-quality debt securities (those of less than investment-grade quality, also referred to as high yield debt securities or junk bonds) tend to be more sensitive to these changes than higher-quality debt securities.

Correlation to Index. The performance of the fund and its index may vary somewhat due to factors such as fees and expenses of the fund, transaction costs, imperfect correlation between the fund's securities and those in its index, timing differences associated with additions to and deletions from its index, and changes in the component securities. In addition, the fund may not be able to invest in certain securities in its index or invest in them in the exact proportions in which they are represented in the index due to regulatory restrictions. The fund may not be fully invested at times, either as a result of cash flows into the fund or as a result of reserves of cash held by the fund to meet redemptions. The use of sampling techniques or futures or other derivative positions may affect the fund's ability to achieve close correlation with its index. Errors in the construction or calculation of the index may occur from time to time and may not be identified and corrected for some period of time, which may have an adverse impact on the fund and its shareholders.

Passive Management Risk. An index fund is managed with a passive investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the fund's index or of the actual securities included in the index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, an index fund's performance could be lower than actively managed funds that may shift their portfolio assets to take advantage of market opportunities or lessen the impact of a market decline or a decline in the value of one or more issuers. The structure and composition of an index fund's index will affect the performance, volatility, and risk of the index and, consequently, the performance, volatility, and risk of the fund. The fund will be concentrated to approximately the same extent that the fund's index concentrates in the securities of issuers in a particular industry.

Leverage Risk. Derivatives, forward-settling securities, and short sale transactions involve leverage because they can provide investment exposure in an amount exceeding the initial investment. Leverage can magnify investment risks and cause losses to be realized more quickly. A small change in the underlying asset, instrument, or index can lead to a significant loss. Assets segregated to cover these transactions may decline in value and are not available to meet redemptions. Forward-settling securities and short sale transactions also involve the risk that a security will not be issued, delivered, available for purchase, or paid for when anticipated. An increase in the market price of securities sold short will result in a loss. Government legislation or regulation could affect the use of these transactions and could limit a fund's ability to pursue its investment strategies.

High Portfolio Turnover. A fund may engage in active and frequent trading of its portfolio securities. High portfolio turnover (more than 100%) may result in increased transaction costs to a fund, including brokerage commissions, dealer mark-ups, and other transaction costs on the sale of securities or reinvestment in other securities. The sale of a fund's securities may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a fund with less active trading policies. These effects of higher than normal portfolio turnover may adversely affect a fund's performance.

Shareholder Notice

The following is subject to change only upon 60 days' prior notice to shareholders:

Fidelity® Series Bond Index Fund normally invests at least 80% of its assets in bonds included in the Bloomberg U.S. Aggregate Bond Index.

Valuing Shares

The fund is open for business each day the NYSE is open.

The NAV is the value of a single share. Fidelity normally calculates NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. The fund's assets normally are valued as of this time for the purpose of computing NAV.

NAV is not calculated and the fund will not process purchase and redemption requests submitted on days when the fund is not open for business. The time at which shares are priced and until which purchase and redemption orders are accepted may be changed as permitted by the Securities and Exchange Commission (SEC).

To the extent that the fund's assets are traded in other markets on days when the fund is not open for business, the value of the fund's assets may be affected on those days. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

NAV is calculated using the values of other open-end funds, if any, in which the fund invests (referred to as underlying funds). Shares of underlying funds are valued at their respective NAVs. Other assets are valued primarily on the basis of market quotations, official closing prices, or information furnished by a pricing service. Certain short-term securities are valued on the basis of amortized cost. If market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the Adviser's opinion, are deemed unreliable for a security, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. For example, if, in the Adviser's opinion, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, then that security will be fair valued in good faith by the Adviser in accordance with applicable fair value pricing policies. Fair value pricing will be used for high yield debt securities when available pricing information is determined to be stale or for other reasons not to accurately reflect fair value.

Arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume before a fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio security values occur after the close of the overseas markets but prior to the close of the U.S. market. Fair valuation of a fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of NAV by short-term traders.

Fair value pricing is based on subjective judgments and it is possible that the fair value of a security may differ materially from the value that would be realized if the security were sold.

Shareholder Information

Additional Information about the Purchase and Sale of Shares

As used in this prospectus, the term "shares" generally refers to the shares offered through this prospectus.

Frequent Purchases and Redemptions

The fund may reject for any reason, or cancel as permitted or required by law, any purchase orders, including transactions deemed to represent excessive trading, at any time.

Excessive trading of fund shares can harm shareholders in various ways, including reducing the returns to long-term shareholders by increasing costs to the fund (such as brokerage commissions or spreads paid to dealers who sell money market instruments), disrupting portfolio management strategies, and diluting the value of the shares in cases in which fluctuations in markets are not fully priced into the fund's NAV.

Because the fund is offered only for investment to certain other Fidelity® funds and Fidelity managed 529 plans, the potential for excessive or short-term disruptive purchases and sales is reduced. Accordingly, the Board of Trustees has not adopted policies and procedures designed to discourage excessive trading of fund shares and the fund accommodates frequent trading.

The fund has no limit on purchase transactions but may in its discretion restrict, reject, or cancel any purchases that, in the Adviser's opinion, may be disruptive to the management of the fund or otherwise not be in the fund's interests.

The fund reserves the right at any time to restrict purchases or impose conditions that are more restrictive on excessive trading than those stated in this prospectus.

The fund has no exchange privilege with any other fund.

Buying Shares

Eligibility

Shares are generally available only to investors residing in the United States.

Shares are offered only to certain other Fidelity® funds and Fidelity managed 529 plans.

There is no minimum balance or purchase minimum for fund shares.

Price to Buy

The price to buy one share is its NAV. Shares are sold without a sales charge.

Shares will be bought at the NAV next calculated after an order is received in proper form.

If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

  All wires must be received in proper form by Fidelity at the fund's designated wire bank before the close of the Federal Reserve Wire System on the day of purchase or you could be liable for any losses or fees the fund or Fidelity has incurred or for interest and penalties.
  Under applicable anti-money laundering rules and other regulations, purchase orders may be suspended, restricted, or canceled and the monies may be withheld.

Selling Shares

The price to sell one share is its NAV.

Shares will be sold at the NAV next calculated after an order is received in proper form. Normally, redemptions will be processed by the next business day, but it may take up to seven days to pay the redemption proceeds if making immediate payment would adversely affect the fund.

If applicable, orders by funds of funds for which Fidelity serves as investment manager will be treated as received by the fund at the same time that the corresponding orders are received in proper form by the funds of funds.

See "Policies Concerning the Redemption of Fund Shares" below for additional redemption information.

When you place an order to sell shares, note the following:

  Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
  Redemption proceeds may be paid in securities or other property rather than in cash if the Adviser determines it is in the best interests of the fund.
  Under applicable anti-money laundering rules and other regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld.

Policies Concerning the Redemption of Fund Shares

If your account is held directly with a fund, the length of time that a fund typically expects to pay redemption proceeds depends on the method you have elected to receive such proceeds. A fund typically expects to make payment of redemption proceeds by wire, automated clearing house (ACH) or by issuing a check by the next business day following receipt of a redemption order in proper form. Proceeds from the periodic and automatic sale of shares of a Fidelity® money market fund that are used to buy shares of another Fidelity® fund are settled simultaneously.

If your account is held through an intermediary, the length of time that a fund typically expects to pay redemption proceeds depends, in part, on the terms of the agreement in place between the intermediary and a fund. For redemption proceeds that are paid either directly to you from a fund or to your intermediary for transmittal to you, a fund typically expects to make payments by wire, by ACH or by issuing a check on the next business day following receipt of a redemption order in proper form from the intermediary by a fund. Redemption orders that are processed through investment professionals that utilize the National Securities Clearing Corporation will generally settle one to three business days following receipt of a redemption order in proper form.

As noted elsewhere, payment of redemption proceeds may take longer than the time a fund typically expects and may take up to seven days from the date of receipt of the redemption order as permitted by applicable law.

Redemption Methods Available. Generally a fund expects to pay redemption proceeds in cash. To do so, a fund typically expects to satisfy redemption requests either by using available cash (or cash equivalents) or by selling portfolio securities. On a less regular basis, a fund may also satisfy redemption requests by utilizing one or more of the following sources, if permitted: borrowing from another Fidelity® fund; drawing on an available line or lines of credit from a bank or banks; or using reverse repurchase agreements. These methods may be used during both normal and stressed market conditions.

In addition to paying redemption proceeds in cash, a fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash (redemption in-kind). Redemption in-kind proceeds will typically be made by delivering the selected securities to the redeeming shareholder within seven days after the receipt of the redemption order in proper form by a fund.

Account Policies

Fidelity will send monthly account statements detailing fund balances and all transactions completed during the prior month.

You may be asked to provide additional information in order for Fidelity to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Dividends and Capital Gain Distributions

The fund earns interest, dividends, and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.

The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gain distributions in October and December.

Earning Dividends

The fund processes purchase and redemption requests only on days it is open for business.

Shares generally begin to earn dividends on the first business day following the day of purchase.

Shares generally earn dividends until, but not including, the next business day following the day of redemption.

Any dividends and capital gain distributions may be reinvested in additional shares or paid in cash.

Tax Consequences

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions

Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, certain of the fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of the fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the long-term capital gains tax rates available to individuals.

If you buy shares when a fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them.

Taxes on Transactions

Your redemptions may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the price you receive when you sell them.

Fund Services

Fund Management

The fund is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Adviser

FMR. The Adviser is the fund's manager. The address of the Adviser is 245 Summer Street, Boston, Massachusetts 02210.

As of December 31, 2020, the Adviser had approximately $3.0 trillion in discretionary assets under management, and approximately $3.8 trillion when combined with all of its affiliates' assets under management.

As the manager, the Adviser has overall responsibility for directing the fund's investments and handling its business affairs.

Sub-Adviser(s)

FMR Investment Management (UK) Limited (FMR UK), at 1 St. Martin's Le Grand, London, EC1A 4AS, United Kingdom, serves as a sub-adviser for the fund. As of December 31, 2020, FMR UK had approximately $25.4 billion in discretionary assets under management. FMR UK may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR UK is an affiliate of the Adviser.

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), at Floor 19, 41 Connaught Road Central, Hong Kong, serves as a sub-adviser for the fund. As of December 31, 2020, FMR H.K. had approximately $22.3 billion in discretionary assets under management. FMR H.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR H.K. is an affiliate of the Adviser.

Fidelity Management & Research (Japan) Limited (FMR Japan), at Kamiyacho Prime Place, 1-17, Toranomon-4-Chome, Minato-ku, Tokyo, Japan, serves as a sub-adviser for the fund. As of March 31, 2021, FMR Japan had approximately $7.8 billion in discretionary assets under management. FMR Japan may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund. FMR Japan is an affiliate of the Adviser.

Portfolio Manager(s)

Brandon Bettencourt is co-manager of the fund, which he has managed since April 2019. He also manages other funds. Since joining Fidelity Investments in 2008, Mr. Bettencourt has worked as a research associate, portfolio analyst, and portfolio manager.

Richard Munclinger is co-manager of the fund, which he has managed since October 2020. He also manages other funds. Since joining Fidelity Investments in 2016, Mr. Munclinger has worked as a quantitative analyst and portfolio manager.

The statement of additional information (SAI) provides additional information about the compensation of, any other accounts managed by, and any fund shares held by the portfolio manager(s).

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity® fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity® fund.

Advisory Fee(s)

The fund does not pay a management fee to the Adviser.

The Adviser receives no fee from the fund for handling the business affairs of the fund and pays the expenses of the fund with certain exceptions.

The Adviser or an affiliate pays FMR UK, FMR H.K., and FMR Japan for providing sub-advisory services.

The basis for the Board of Trustees approving the management contract and sub-advisory agreements for the fund is available in the fund's semi-annual report for the fiscal period ended February 28, 2021.

From time to time, the Adviser or its affiliates may agree to reimburse or waive certain fund expenses while retaining the ability to be repaid if expenses fall below the specified limit prior to the end of the fiscal year.

Reimbursement or waiver arrangements can decrease expenses and boost performance.

FMR has contractually agreed to reimburse the class of shares of the fund to the extent that total operating expenses (excluding interest, fees and expenses of the Independent Trustees, and acquired fund fees and expenses (including fees and expenses associated with a wholly owned subsidiary), if any, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable), as a percentage of its average net assets, exceed 0.003% (the Expense Cap). If at any time during the current fiscal year expenses for the class of shares of the fund fall below the Expense Cap, FMR reserves the right to recoup through the end of the fiscal year any expenses that were reimbursed during the current fiscal year up to, but not in excess of, the Expense Cap. This arrangement will remain in effect through December 31, 2024 . FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees and may extend it in its discretion after that date.

Fund Distribution

Distribution and Service Plan(s)

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (1940 Act) with respect to its shares that recognizes that the Adviser may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. The Adviser, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees of the fund has authorized such payments for shares of the fund.

If payments made by the Adviser to FDC or to intermediaries under the Distribution and Service Plan were considered to be paid out of the fund's assets on an ongoing basis, they might increase the cost of your investment and might cost you more than paying other types of sales charges.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related SAI, in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell shares of the fund to or to buy shares of the fund from any person to whom it is unlawful to make such offer.

Appendix

Financial Highlights

Financial Highlights are intended to help you understand the financial history of fund shares for the past 5 years (or, if shorter, the period of operations). Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in shares (assuming reinvestment of all dividends and distributions). The annual information has been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, whose report, along with fund financial statements, is included in the annual report. Annual reports are available for free upon request.

Fidelity Series Bond Index Fund

Years ended August 31,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$10.90	$10.50	$10.00
Income from Investment Operations
Net investment income (loss)B	.165	.242	.098
Net realized and unrealized gain (loss)	(.182)	.422	.501
Total from investment operations	(.017)	.664	.599
Distributions from net investment income	(.174)	(.250)	(.099)
Distributions from net realized gain	(.119)	(.014)	–
Total distributions	(.293)	(.264)	(.099)
Net asset value, end of period	$10.59	$10.90	$10.50
Total ReturnC,D	(.14)%	6.42%	6.01%
Ratios to Average Net AssetsE,F
Expenses before reductionsG	-%	-%	- %H
Expenses net of fee waivers, if anyG	-%	-%	- %H
Expenses net of all reductionsG	-%	-%	- %H
Net investment income (loss)	1.56%	2.29%	2.77%H
Supplemental Data
Net assets, end of period (000 omitted)	$20,808,897	$13,160,897	$7,446,093
Portfolio turnover rateI	108%	71%J	20%J,K

AFor the period April 26, 2019 (commencement of operations) to August 31, 2019.

BCalculated based on average shares outstanding during the period.

CTotal returns for periods of less than one year are not annualized.

DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment advisor, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GAmount represents less than .005%.

HAnnualized

IAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

JPortfolio turnover rate excludes securities received or delivered in-kind.

KAmount not annualized.

Additional Index Information

Bloomberg U.S. Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate pass-throughs), asset-backed securities and collateralised mortgage-backed securities (agency and non-agency).

“Bloomberg®” and the index or indices are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by the Adviser.

The fund(s) are not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to the fund(s) or any member of the public regarding the advisability of investing in securities generally or in the fund(s) particularly. The only relationship of Bloomberg to the Adviser is the licensing of certain trademarks, trade names and service marks and of the index or indices, which is determined, composed and calculated by BISL without regard to the Adviser or the fund(s). Bloomberg has no obligation to take the needs of the Adviser or the owners of the fund(s) into consideration in determining, composing or calculating the index or indices. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the fund(s) to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to fund(s) customers, in connection with the administration, marketing or trading of the fund(s).

BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDEX OR INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH THE FUND(S) OR INDEX OR INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT ACT), requires all financial institutions to obtain, verify, and record information that identifies each person or entity that opens an account.

For investors other than individuals: When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN). You will be asked to provide information about the entity's control person and beneficial owners, and person(s) with authority over the account, including name, address, date of birth and social security number. You may also be asked to provide documents, such as drivers' licenses, articles of incorporation, trust instruments or partnership agreements and other information that will help Fidelity identify the entity.

You can obtain additional information about the fund. A description of the fund's policies and procedures for disclosing its holdings is available in its SAI and on Fidelity's web sites. The SAI also includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports also include additional information. The fund's annual report includes a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity at 1-800-544-8544. In addition, you may visit Fidelity's web site at www.fidelity.com for a free copy of a prospectus, SAI, or annual or semi-annual report or to request other information.

The SAI, the fund's annual and semi-annual reports and other related materials are available from the Electronic Data Gathering, Analysis, and Retrieval (EDGAR) Database on the SEC's web site (http://www.sec.gov). You can obtain copies of this information, after paying a duplicating fee, by sending a request by e-mail to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

Investment Company Act of 1940, File Number(s), 811-02105

FDC is a member of the Securities Investor Protection Corporation (SIPC). You may obtain information about SIPC, including the SIPC brochure, by visiting www.sipc.org or calling SIPC at 202-371-8300.

Fidelity and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.9892973.103	SBX-PRO-1021

Fund/Class	Class A	Class M	Class C	Class I	Class Z
Fidelity Advisor® Limited Term Bond Fund	FDIAX	FTBRX	FNBCX	EFIPX	FIKRX
Fidelity Advisor® Mortgage Securities Fund	FMGAX	FMSAX	FOMCX	FMSCX	FIKUX
Fidelity® Investment Grade Bond Fund/ Fidelity Advisor® Investment Grade Bond Fund	FGBAX	FGBTX	FGBCX	FGBPX	FIKQX
Fidelity® Short-Term Bond Fund/ Fidelity Advisor® Short-Term Bond Fund	FBNAX	FBNTX	FANCX	FBNIX	FIKTX
Fidelity® Total Bond Fund/ Fidelity Advisor® Total Bond Fund	FEPAX	FEPTX	FCEPX	FEPIX	FBKWX

Funds of Fidelity Advisor Series II, Fidelity Income Fund, and Fidelity Salem Street Trust

STATEMENT OF  ADDITIONAL INFORMATION

October 30, 2021

This statement of additional information (SAI) is not a prospectus. Portions of each fund's annual reports are incorporated herein. The annual reports are supplied with this SAI.

To obtain a free additional copy of a prospectus or SAI, dated October 30, 2021, or an annual report, please call Fidelity at 1-877-208-0098 or visit Fidelity’s web site at institutional.fidelity.com.

For more information on any Fidelity® fund, including charges and expenses, call Fidelity at the number indicated above for a free prospectus. Read it carefully before investing or sending money.

ACOM8-PTB-1021
1.835227.115

245 Summer Street, Boston, MA 02210

INVESTMENT POLICIES AND LIMITATIONS
SPECIAL GEOGRAPHIC CONSIDERATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING, SELLING, AND EXCHANGING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACTS
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT AGREEMENTS
SECURITIES LENDING
DESCRIPTION OF THE TRUSTS
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are each fund's fundamental investment limitations set forth in their entirety.

Diversification

For each fund:

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Senior Securities

For each fund:

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

For each fund:

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

For each fund:

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

For each fund:

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

For purposes of each of Fidelity Advisor® Limited Term Bond Fund's, Fidelity Advisor® Mortgage Securities Fund's, Fidelity® Investment Grade Bond Fund's, Fidelity® Short-Term Bond Fund's, and Fidelity® Total Bond Fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Fidelity Management & Research Company LLC (FMR) looks through to the U.S. Government securities.

For purposes of each of Fidelity Advisor® Limited Term Bond Fund's, Fidelity Advisor® Mortgage Securities Fund's, Fidelity® Investment Grade Bond Fund's, Fidelity® Short-Term Bond Fund's, and Fidelity® Total Bond Fund's concentration limitation discussed above, with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market central fund, FMR looks through to the holdings of the central fund.

For purposes of Fidelity Advisor® Mortgage Securities Fund's concentration limitation discussed above, the fund has been advised that the Staff of the Securities and Exchange Commission (SEC) does not consider proprietary strips of securities issued by the U.S. Government or its agencies or instrumentalities, and privately sponsored collateralized mortgage obligations (CMOs) backed by the U.S. Government or its agencies or instrumentalities to be U.S. Government securities.

For purposes of each of Fidelity Advisor® Limited Term Bond Fund's, Fidelity Advisor® Mortgage Securities Fund's, Fidelity® Investment Grade Bond Fund's, Fidelity® Short-Term Bond Fund's, and Fidelity® Total Bond Fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.

Real Estate

For each fund:

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

For each fund:

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

For each fund:

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

Investing for Control or Management

For Fidelity® Investment Grade Bond Fund:

The fund may not invest in companies for the purpose of exercising control or management.

Pooled Funds

For Fidelity Advisor® Limited Term Bond Fund and Fidelity Advisor® Mortgage Securities Fund:

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

For Fidelity® Investment Grade Bond Fund and Fidelity® Short-Term Bond Fund:

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by FMR or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Short Sales

For each fund:

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, except for sales of to be announced (TBA) securities, and provided that transactions in futures contracts, options, and swaps are not deemed to constitute selling securities short.

Margin Purchases

For each fund:

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

For each fund:

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

For each fund:

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of each fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

For each fund (other than Fidelity Advisor® Mortgage Securities Fund and Fidelity® Short-Term Bond Fund):

The fund does not currently intend to lend assets other than securities to other parties, except by (a) making direct loans to companies in which the fund has a pre-existing investment (b) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (c) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

For Fidelity Advisor® Mortgage Securities Fund and Fidelity® Short-Term Bond Fund:

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

Pooled Funds

For Fidelity Advisor® Limited Term Bond Fund and Fidelity Advisor® Mortgage Securities Fund:

The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

For Fidelity® Investment Grade Bond Fund and Fidelity® Short-Term Bond Fund:

The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by FMR or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

In addition to each fund's fundamental and non-fundamental investment limitations discussed above:

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, each fund currently intends to comply with certain diversification limits imposed by Subchapter M.

The following pages contain more detailed information about types of instruments in which a fund may invest, techniques a fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. A fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, a fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.

On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "an adviser" or "the adviser" may relate to a fund's adviser or a sub-adviser, as applicable.

Affiliated Bank Transactions. A Fidelity® fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the SEC, the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Collateralized Loan Obligations (CLO) are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses. For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO trust typically have higher ratings and lower yields than their underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by a fund as illiquid securities, however an active dealer market may exist allowing them to qualify for Rule 144A transactions.

Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity® funds and other advisory clients only) shares of Fidelity® central funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity® funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees. The investment results of the portions of a Fidelity® fund's assets invested in the central funds will be based upon the investment results of those funds.

Commodity Futures Trading Commission (CFTC) Notice of Exclusion. The Adviser, on behalf of the Fidelity® funds to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. However, the CFTC has adopted certain rule amendments that significantly affect the continued availability of this exclusion, and may subject advisers to funds to regulation by the CFTC. As of the date of this SAI, the adviser does not expect to register as a CPO of the funds. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.

Disruption to Financial Markets and Related Government Intervention. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of events such as the 2008 economic downturn led the U.S. Government and other governments to take a number of then-unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments in unpredictable ways.

Similarly, widespread disease including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent a fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact a fund's ability to achieve its investment objective, and (iii) may exacerbate the risks discussed elsewhere in a fund’s registration statement, including political, social, and economic risks.

The value of a fund's portfolio is also generally subject to the risk of future local, national, or global economic or natural disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it remains uncertain that the U.S. Government or foreign governments will intervene in response to current or future market disturbances and the effect of any such future intervention cannot be predicted.

Dollar-Weighted Average Maturity is derived by multiplying the value of each security by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

Under certain circumstances, a fund may invest in nominally long-term securities that have maturity shortening features of shorter-term securities, and the maturities of these securities may be deemed to be earlier than their ultimate maturity dates by virtue of an existing demand feature or an adjustable interest rate. Under other circumstances, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. The maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

Duration is a measure of a bond's price sensitivity to a change in its yield. For example, if a bond has a 5-year duration and its yield rises 1%, the bond's value is likely to fall about 5%. Similarly, if a bond fund has a 5-year average duration and the yield on each of the bonds held by the fund rises 1%, the fund's value is likely to fall about 5%. For funds with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance will likely differ from the example.

Exposure to Foreign and Emerging Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, a fund's adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased investment or valuation risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes. Forward contracts not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying currency. All of these instruments and transactions are subject to the risk that the counterparty will default.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security denominated in a foreign currency is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used to protect a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also attempt to hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on an adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as an adviser anticipates. For example, if a currency's value rose at a time when a fund had hedged its position by selling that currency in exchange for dollars, the fund would not participate in the currency's appreciation. If a fund hedges currency exposure through proxy hedges, the fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if a fund increases its exposure to a foreign currency and that currency's value declines, the fund will realize a loss. Foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that a fund's hedging strategies will be ineffective. Moreover, it is impossible to precisely forecast the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expenses of such transaction), if an adviser's predictions regarding the movement of foreign currency or securities markets prove inaccurate.

A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. A fund will cover its exposure to foreign currency transactions with liquid assets in compliance with applicable requirements. There is no assurance that an adviser's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the fund to reduce foreign currency risk using such options.

Funds of Funds and Other Large Shareholders. Certain Fidelity® funds and accounts (including funds of funds) invest in other funds ("underlying funds") and, as a result, may at times have substantial investments in one or more underlying funds.

An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund's shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund's shares.

When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time.

Funds' Rights as Investors. Fidelity® funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. A fund's proxy voting guidelines are included in its SAI.

Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). In addition, some currently available futures contracts are based on Eurodollars. Positions in Eurodollar futures reflect market expectations of forward levels of three-month London Interbank Offered Rate (LIBOR) rates. Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant, when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's net asset value per share (NAV). The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the futures commission merchant of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the futures commission merchant's other customers, potentially resulting in losses to the fund. A fund is also required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or OTC. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to a futures commission merchant as described above for futures contracts.

If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in price increases and, if a call writer does not hold the underlying instrument, a call writer's loss is theoretically unlimited.

Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), asset swaps (e.g., where parties combine the purchase or sale of a bond with an interest rate swap), total return swaps, and credit default swaps. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member futures commission merchant may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce the distinction.

A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which a fund is the protection seller, the fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the fund by the credit default protection buyer. Any loss would be offset by the premium payments the fund receives as the seller of credit default protection. This risk for cleared swaps is generally lower than for uncleared swaps since the counterparty is a clearinghouse, but there can be no assurance that a clearinghouse or its members will satisfy its obligations.

If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity® fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that a fund will be able to do so, a fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. A fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.

A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In order to cover its outstanding obligations to a swap counterparty, a fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.

Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.

Hybrid and Preferred Securities. A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.

The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.

Illiquid Investments

means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund. Illiquid securities may include (1) repurchase agreements maturing in more than seven days without demand/redemption features, (2) OTC options and certain other derivatives, (3) private placements, (4) securities traded on markets and exchanges with structural constraints, and (5) loan participations.

Under the supervision of the Board of Trustees, a Fidelity® fund's adviser classifies the liquidity of the fund's investments and monitors the extent of funds’ illiquid investments.

Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.

Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment’s liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund’s investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.

Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.

On August 5, 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States one level to "AA+" from "AAA." While Standard & Poor's Ratings Services affirmed the United States' short-term sovereign credit rating as "A-1+," there is no guarantee that Standard & Poor's Ratings Services will not decide to lower this rating in the future. Standard & Poor's Ratings Services stated that its decision was prompted by its view on the rising public debt burden and its perception of greater policymaking uncertainty. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by Standard & Poor's Ratings Services decisions to downgrade the long-term sovereign credit rating of the United States.

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.

Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Insolvency of Issuers, Counterparties, and Intermediaries.

Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.

As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.

If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a Fidelity® fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A Fidelity® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand. A fund may acquire loans by buying an assignment of all or a portion of the loan from a lender or by purchasing a loan participation from a lender or other purchaser of a participation. If permitted, a fund also may originate or otherwise acquire loans directly at the time of the loan's closing.

Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Different types of assets may be used as collateral for a fund's loans and there can be no assurance that a fund will correctly evaluate the value of the assets collateralizing the fund's loans. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In any restructuring or bankruptcy proceedings relating to a borrower funded by a fund, a fund may be required to accept collateral with less value than the amount of the loan made by the fund to the borrower. Direct indebtedness of foreign countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Loans and other types of direct indebtedness (which a fund may originate, acquire or otherwise gain exposure to) may not be readily marketable and may be subject to restrictions on resale. Some indebtedness may be difficult to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a fund’s net asset value than if that value were based on readily available market quotations, and could result in significant variations in a fund’s daily share price. Some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

Direct lending and investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the lender/purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In the event of a default by the borrower, a fund may have difficulty disposing of the assets used as collateral for a loan. In addition, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest. Direct loans are typically not administered by an underwriter or agent bank. The terms of direct loans are negotiated with borrowers in private transactions. Direct loans are not publicly traded and may not have a secondary market.

A fund may seek to dispose of loans in certain cases, to the extent possible, through selling participations in the loan. In that case, a fund would remain subject to certain obligations, which may result in expenses for a fund and certain additional risks.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate lenders/purchasers, including a fund, to make additional cash payments on demand. These commitments may have the effect of requiring a lender/purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

In the process of originating, buying, selling and holding loans, a fund may receive and/or pay certain fees. These fees are in addition to the interest payments received and may include facility, closing or upfront fees, commitment fees and commissions. A fund may receive or pay a facility, closing or upfront fee when it buys or sells a loan. A fund may receive a commitment fee throughout the life of the loan or as long as the fund remains invested in the loan (in addition to interest payments) for any unused portion of a committed line of credit. Other fees received by the fund may include prepayment fees, covenant waiver fees, ticking fees and/or modification fees. Legal fees related to the originating, buying, selling and holding loans may also be borne by the fund (including legal fees to assess conformity of a loan investment with 1940 Act provisions).

When engaging in direct lending, if permitted, a fund’s performance may depend, in part, on the ability of the fund to originate loans on advantageous terms. A fund may compete with other lenders in originating and purchasing loans. Increased competition for, or a diminished available supply of, qualifying loans could result in lower yields on and/or less advantageous terms for such loans, which could reduce fund performance.

For a Fidelity® fund that limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

A fund may also obtain exposure to the lending activities described above indirectly through its investments in underlying Fidelity funds or other vehicles that may engage in such activities directly.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. Such analysis may focus on relative values based on factors such as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer, in an attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Low or Negative Yielding Securities. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including Japan and some European countries, are at or near historically low levels. Japan and those European countries have, from time to time, experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk for the markets as a whole and for the funds. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent a fund is exposed to such interest rates.

Mortgage Securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

On June 3, 2019, under the Federal Housing Finance Agency’s “Single Security Initiative”, Fannie Mae and Freddie Mac will start issuing uniform mortgage-backed securities (UMBS). UMBS will be eligible for delivery into the To-Be-Announced (TBA) market. Each UMBS will have a 55-day remittance cycle and can be used as collateral in either a Fannie Mae® or Freddie Mac® security or held for investment. Freddie Mac’s legacy TBA-eligible securities have a 45-day remittance cycle and will not be directly eligible for delivery in settlement of a UMBS trade. Freddie Mac will offer investors the opportunity to exchange outstanding legacy mortgage-backed securities for mirror UMBS with a 55-day remittance period. The exchange offer includes compensation for the 10-day delay in receipt of payments. A fund’s ability to invest in UMBS to the same degree that the fund currently invests in Fannie Mae and Freddie Mac mortgage-backed securities is uncertain.

While Fannie Mae and Freddie Mac have taken steps for a smooth transition to the issuance of UMBS, the effects of the issuance of UMBS on the mortgage-backed securities and TBA markets are uncertain and there may be factors that affect the timing of the transition to UMBS or the ability of market participants, including a fund, to adapt to the issuance of UMBS. A fund may need to consider the tax and accounting issues raised by investments in UMBS and/or the exchange of legacy Freddie Mac securities for UMBS. Additionally, there could be divergence in prepayment rates of UMBS issued by Fannie Mae and Freddie Mac, which could lead to differences in the prices of Fannie Mae- and Freddie Mac-issued UMBS if Fannie Mae and Freddie Mac fail to align programs, policies and practices that affect prepayments.

The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

A fund may seek to earn additional income by using a trading strategy (commonly known as "mortgage dollar rolls" or "reverse mortgage dollar rolls") that involves selling (or buying) mortgage securities, realizing a gain or loss, and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities that are permissible investments for the fund. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction, a fund is entitled to interest and principal payments on the securities purchased. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

Real Estate Investment Trusts (REITs). REITs issue debt securities to fund the purchase and/or development of commercial properties. The value of these debt securities may be affected by changes in the value of the underlying property owned by the trusts, the creditworthiness of the trusts, interest rates, and tax and regulatory requirements. REITs are dependent upon management skill and the cash flow generated by the properties owned by the trusts. REITs are at the risk of the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.

Restricted Securities (including Private Placements) are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities, including private placements of private and public companies, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage.

Securities Lending. A Fidelity® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate, National Financial Services LLC (NFS). Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity® fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.

The Fidelity® funds have retained agents, including NFS, an affiliate of the funds, to act as securities lending agent. If NFS acts as securities lending agent for a fund, it is subject to the overall supervision of the fund’s adviser, and NFS will administer the lending program in accordance with guidelines approved by the fund’s Trustees.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies,

including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.

A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, the Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.

Special Purpose Acquisition Companies (“SPACs”). A fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool money to seek potential acquisition opportunities. SPACs are collective investment structures formed to raise money in an initial public offering for the purpose of merging with or acquiring one or more operating companies (the “de-SPAC Transaction”). Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. In connection with a de-SPAC Transaction, the SPAC may complete a PIPE (private investment in public equity) offering with certain investors. A fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its de-SPAC Transaction.

Because SPACs do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. An investment in a SPAC is subject to a variety of risks, including that (i) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (ii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (iii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; (iv) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the fund believes is the SPAC interest’s intrinsic value; (v) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of shareholders; (vi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (vii) the warrants or other rights with respect to the SPAC held by a fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (viii) a fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; and (ix) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction.

Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold, but only pursuant to an effective registration statement or other exemption from registration. The securities issued by a SPAC, which are typically traded either in the over-the-counter market or on an exchange, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.

Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

Structured Securities (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.

Temporary Defensive Policies. Each of Fidelity Advisor® Limited Term Bond Fund, Fidelity Advisor® Mortgage Securities Fund, Fidelity® Investment Grade Bond Fund, Fidelity® Short-Term Bond Fund, and Fidelity® Total Bond Fund reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.

Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.

If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the funds when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank account overnight. Any risks associated with such an account are investment risks of the funds. A fund faces the risk of loss of these balances if the bank becomes insolvent.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality, sometimes subject to a cap or floor on such rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. For purposes of determining the maximum maturity of a variable or floating rate security, a fund's adviser may take into account normal settlement periods.

In addition to other interbank offered rates (IBORs), the most common benchmark rate for floating rate securities is LIBOR, which is the rate of interest offered on short-term interbank deposits, as determined by trading between major international banks. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other IBORs were susceptible to manipulation. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of U.S. dollar overnight borrowings) and the Sterling Overnight Index Average rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). In March 2021, the United Kingdom’s Financial Conduct Authority and ICE Benchmark Authority formally announced the dates after which the LIBORs will no longer be representative and subsequently cease publication. Certain LIBOR settings will cease publication after the end of 2021. However, the publication of certain other LIBOR settings will continue through at least mid-2023. While various regulators and industry bodies are working globally on transitioning to alternative rates, there remains uncertainty regarding the future utilization of the IBORs and the transition to, and the nature of, replacement rates. As such, the effect of a transition away from the IBORs on a fund and the financial instruments in which it invests cannot yet be determined, and may depend on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts; (ii) the effect of new legislation relating to the discontinuation of LIBOR and the use of replacement rates, and (iii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Such transition may result in a reduction in the value of IBOR-based instruments held by a fund, a reduction in the effectiveness of certain hedging transactions and increased illiquidity and volatility in markets that currently rely on an IBOR to determine interest rates, any of which could adversely impact the fund’s performance.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

A fund may also engage in purchases or sales of "to be announced" or "TBA" securities, which usually are transactions in which a fund buys or sells mortgage-backed securities on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount. TBA trades can be used by a fund for investment purposes in order to gain exposure to certain securities, or for hedging purposes to adjust the risk exposure of a fund portfolio without having to restructure a portfolio. Purchases and sales of TBA securities involve risks similar to those discussed above for other when-issued and forward purchase and sale transactions. In addition, when a fund sells TBA securities, it incurs risks similar to those incurred in short sales. For example, when a fund sells TBA securities without owning or having the right to obtain the deliverable securities, it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. Also, a fund may be unable to purchase the deliverable securities if the corresponding market is illiquid. In such transactions, the fund will set aside liquid assets in an amount sufficient to offset its exposure as long as the fund's obligations are outstanding.

Under the Federal Housing Finance Agency’s “Single Security Initiative” intended to maximize liquidity for both Fannie Mae and Freddie Mac mortgage-backed securities in the TBA market, Fannie Mae and Freddie Mac expect to start issuing UMBS in place of their current separate offerings of TBA-eligible mortgage-backed securities. The effects of the issuance of UMBS on the TBA market are uncertain.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.

Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund’s service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund’s manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

While a fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

SPECIAL GEOGRAPHIC CONSIDERATIONS

Emerging Markets. Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less oversight and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors, restrict an investor's ability to sell or redeem securities, decide to suspend or limit an issuer's ability to make dividend or interest payments; and/or may limit or entirely restrict repatriation of invested capital, profits, and dividends; (v) capital gains may be subject to local taxation, including on a retroactive basis; (vi) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (vii) investors may experience difficulty in enforcing legal claims related to the securities, shareholder claims common in the United States may not exist in emerging markets, and/or local judges may favor the interests of the issuer over those of foreign investors; (viii) U.S. authorities may be unable to investigate, bring, or enforce actions against non-U.S. companies and non-U.S. persons; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities; and (xi) infrequent financial reporting, substandard disclosure, and differences in accounting standards may make it difficult to ascertain the financial health of an issuer. In addition, unlike developed countries, many emerging countries' economic growth highly depends on exports and inflows of external capital, making them more vulnerable to the downturns of the world economy. The enduring low growth in the global economy has weakened the global demand for emerging market exports and tightened international credit supplies, highlighting the sensitivity of emerging economies to the performance of their trading partners. Developing countries may also face disproportionately large exposure to the negative effects of climate change, due to both geography and a lack of access to technology to adapt to its effects, which could include increased frequency and severity of natural disasters and extreme weather events such as droughts, rising sea levels, decreased crop yields, and increased spread of disease, all of which could harm performance of affected economies. Given the particular vulnerability of emerging market countries to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on developing countries.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret or laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak, not enforced consistently, or non-existent. Sudden changes in governments or the transition of regimes may result in policies that are less favorable to investors such as the imposition of price controls or policies designed to expropriate or nationalize "sovereign" assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

The United States, other nations, or other governmental entities (including supranational entities) could impose sanctions on a country involved in such conflicts that limit or restrict foreign investment, the movement of assets or other economic activity in that country. In addition, an imposition of sanctions upon certain issuers in a country could have a materially adverse effect on the value of such companies' securities, delay a fund's ability to exercise certain rights as security holder, and/or impair a fund's ability to meet its investment objectives. A fund may be prohibited from investing in securities issued by companies subject to such sanctions and may be required to freeze its existing investments in those companies, prohibiting the fund from selling or otherwise transacting in these investments. Such sanctions, or other intergovernmental actions that may be taken in the future, may result in the devaluation of the country's currency, a downgrade in the country's credit rating, and/or a decline in the value and liquidity of impacted company stocks.

Many emerging market countries in which a fund may invest lack the social, political, and economic stability characteristic exhibited by developed countries. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, governmental corruption, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation (or taxes on foreign investments); and (v) imposition of trade barriers.

Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves, which has resulted in some governments restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial relative to their actual market values.

Governments of many emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs that cause huge budget deficits. Often, interest payments have become too overwhelming for these governments to meet, as these payments may represent a large percentage of a country's total GDP. Accordingly, these foreign obligations have become the subject of political debate within emerging market countries, which has resulted in internal pressure for such governments to not make payments to foreign creditors, but instead to use these funds for social programs. As a result of either an inability to pay or submission to political pressure, the governments sought to restructure their loan and/or bond obligations, have declared a temporary suspension of interest payments, or defaulted (in part or full) on their outstanding debt obligations. These events have adversely affected the values of securities issued by the governments and corporations domiciled in these emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well. Emerging markets have also benefited from continued monetary policies adopted by the central banks of developed countries. After a period of continuously raising interest rates, the U.S. Federal Reserve and central banks in other developed countries have reduced interest rates to historically low levels. To the extent the Federal Reserve Board maintains near zero rates, emerging market economies may benefit.

In addition to their continued reliance on international capital markets, many emerging economies are also highly dependent on international trade and exports, including exports of oil and other commodities. As a result, these economies are particularly vulnerable to downturns of the world economy. In recent years, emerging market economies have been subject to tightened international credit supplies and weakened global demand for their exports and, as a result, certain of these economies faced significant difficulties and some economies face recessionary concerns. Over the last decade, emerging market countries, and companies domiciled in such countries, have acquired significant debt levels. Any increase in U.S. interest rates could restrict the access to relatively inexpensive credit supplies and jeopardize the ability of emerging market countries to pay their respective debt service obligations. Although certain emerging market economies have shown signs of growth and recovery, continued growth is dependent on the uncertain economic outlook of China, Japan, the European Union, and the United States. The reduced demand for exports and lack of available capital for investment resulting from the European debt crisis, a slowdown in China, the effects of the COVID-19 pandemic, and persistent low growth in the global economy may inhibit growth for emerging market countries.

PORTFOLIO TRANSACTIONS

Orders for the purchase or sale of portfolio securities are placed on behalf of a fund by Fidelity Management & Research Company LLC (FMR or the Adviser) pursuant to authority contained in the management contract. To the extent that the Adviser grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section. Furthermore, the sub-adviser's trading and associated policies, which may differ from the Adviser's policies, may apply to that fund, subject to applicable law.

The Adviser or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

A fund will not incur any commissions or sales charges when it invests in shares of mutual funds (including any underlying central funds), but it may incur such costs when it invests directly in other types of securities.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by a fund for any fixed-income security, the price paid by a fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.

The Trustees of each fund periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of each fund. The Trustees also review the compensation paid by each fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

The Selection of Securities Brokers and Dealers

The Adviser or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) to place or execute a fund’s portfolio securities transactions. In selecting brokers, including affiliates of the Adviser, to execute a fund’s portfolio securities transactions, the Adviser or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to the Adviser’s or its affiliates’ overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund’s portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, the Adviser or its affiliates may choose to execute an order using ECNs, including broker-sponsored algorithms, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors include, but are not limited to, the following: price; costs; the size, nature and type of the order; the speed of execution; financial condition and reputation of the broker; broker specific considerations (e.g.; not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader’s assessment of whether and how closely the broker likely will follow the trader’s instructions to the broker; confidentiality and the potential for information leakage; the nature or existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.

In seeking best execution for portfolio securities transactions, the Adviser or its affiliates may from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. The Adviser or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. Occasionally the Adviser or its affiliates execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of the Adviser or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. The Adviser or its affiliates execute futures transactions verbally and electronically.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of the Adviser) that execute transactions for a fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to the Adviser or its affiliates.

Research Products and Services. These products and services may include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in video and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. The Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement the Adviser's or its affiliates' own research activities in providing investment advice to the funds.

Execution Services. In addition, when permissible under applicable law, brokerage and research products and services include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. Although the Adviser or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they may use commission dollars to obtain certain products or services that are not used exclusively in the Adviser's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, the Adviser or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").

Benefit to the Adviser. The Adviser's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. Therefore, an economic incentive exists for the Adviser or its affiliates to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on the Adviser’s or its affiliates’ funds interest in receiving most favorable execution. The Adviser and its affiliates manage the receipt of brokerage and research products and services and the potential for conflicts through its Commission Uses Program. The Commission Uses Program effectively “unbundles” commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. Those brokers have client commission arrangements (each a CCA) in place with the Adviser and its affiliates (each of those brokers referred to as CCA brokers). In selecting brokers for executing transactions on behalf of the fund, the trading desks through which the Adviser or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the funds based on the quality of execution without any consideration of brokerage and research products and services the CCA broker provides. Commissions paid to a CCA broker include both an execution commission and a research charge, and while the CCA broker receives the entire commission, it retains the execution commission and either credits or transmits the research portion (also known as “soft dollars,”) to a CCA pool maintained by each CCA broker. Soft dollar credits (credits) accumulated in CCA pools are used to pay research expenses. In some cases, the Adviser or its affiliates may request that a broker which is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid with credits from the CCA pool. The administration of brokerage and research products and services is managed separately from the trading desks, and traders have no responsibility for administering the research program, including the payment for research. The Adviser or its affiliates may use a third-party aggregator to facilitate payments to research providers. Where an aggregator is involved, the aggregator would maintain credits in an account that is segregated from the aggregator’s proprietary assets and the assets of its other clients and use those credits to pay research providers as instructed by the Adviser or its affiliates. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that the Adviser or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to the Adviser or its affiliates or have no explicit cost associated with them. In addition, the Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker’s overall services.

The Adviser's Decision-Making Process. In connection with the allocation of fund brokerage, the Adviser or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to the Adviser or its affiliates, viewed in terms of the particular transaction for a fund or the Adviser's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which the Adviser or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with a fund's brokerage may not benefit all funds and certain funds may receive the benefit of the brokerage and research product or services obtained with other funds’ commissions. As required under applicable laws or fund policy, commissions generated by certain funds may only be used to obtain certain brokerage and research products and services. As a result, certain funds may pay more proportionately of certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each fund continues to be allocated equitably. While the Adviser or its affiliates take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither the Adviser, its affiliates, nor the funds incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, for funds managed by the Adviser or its affiliates outside of the European Union or the United Kingdom, these brokerage and research products and services assist the Adviser or its affiliates in terms of their overall investment responsibilities to a fund or any other investment companies and investment accounts for which the Adviser or its affiliates may have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by the Adviser or its affiliates, and not every fund or investment account uses the brokerage and research products and services that may have been acquired through that fund’s commissions.

Research Contracts. The Adviser or its affiliates have arrangements with certain third-party research providers and brokers through whom the Adviser or its affiliates effect fund trades, whereby the Adviser or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, the Adviser or its affiliates may still cause a fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to the Adviser or its affiliates, or that may be available from another broker. The Adviser's or its affiliates' determination to pay for research products and services separately is wholly voluntary on the Adviser's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Funds Managed within the European Union. The Adviser and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as “MiFID II”, as implemented in the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the FCA), where applicable.

Funds, or portions thereof, that are managed within the United Kingdom by FMR Investment Management (UK) Limited (FMR UK) use research payment accounts (RPAs) to cover costs associated with equity and high income external research that is consumed by those funds or investment accounts in accordance with MiFID II and FCA regulations. With RPAs, funds pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission1. For funds that use an RPA, FMR UK establishes a research budget. The budget is set by first grouping funds or investment accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union or the United Kingdom. In this regard, research budgets are set by research needs and are not otherwise linked to the volume or value of transactions executed on behalf of the fund or investment account. For funds where portions are managed both within and outside of the United Kingdom, external research may be paid using both a CCA and an RPA. Determinations of what is eligible research and how costs are allocated are made in accordance with the Adviser’s and its affiliates’ policies and procedures. Costs for research consumed by funds that use an RPA will be allocated among the funds or investment accounts within defined strategies pro rata based on the assets under management for each fund or investment account. While the research charge paid on behalf of any one fund that uses an RPA varies over time, the overall research charge determined at the fund level on an annual basis will not be exceeded.

FMR UK is responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets will be maintained in accounts at a third-party depository institution, held in the name of FMR UK. FMR UK provides on request, a summary of: (i) the providers paid from the RPA; (ii) the total amount they were paid over a defined period; (iii) the benefits and services received by FMR UK; and (iv) how the total amount spent from the RPA compares to the research budget set for that period, noting any rebate or carryover if residual funds remain in the RPA.

Impacted funds, like those funds that participate in CCA pools, may make payments to a broker that include both an execution commission and a research charge, but unlike CCAs (for which research charges may be retained by the CCA broker and credited to the CCA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA are used to satisfy external research costs consumed by the funds.

If the costs of paying for external research exceed the amount initially agreed in relation to funds in a given strategy, the Adviser or its affiliates may continue to charge those funds or investment accounts beyond the initially agreed amount in accordance with MiFID II, continue to acquire external research for the funds or investment accounts using its own resources, or cease to purchase external research for those funds or investment accounts until the next annual research budget. If assets for specific funds remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year’s research charges for those funds or rebated to those funds.

Funds managed by FMR UK that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FMR UK and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMR UK portfolio managers that manage fixed income funds or investment accounts in any manner inconsistent with MiFID II and FCA regulations.

1The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would be permissible under Section 28(e) of the Securities Exchange Act of 1934 by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage products and services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered "commissions" for Section 28(e) purposes.

Commission Recapture

From time to time, the Adviser or its affiliates engages in brokerage transactions with brokers (who are not affiliates of the Adviser) who have entered into arrangements with the Adviser or its affiliates under which the broker may rebate a portion of the compensation paid by a fund (commission recapture). Not all brokers with whom a fund trades have been asked to participate in brokerage commission recapture.

Affiliated Transactions

The Adviser or its affiliates place trades with certain brokers, including NFS, through its Fidelity Capital Markets (FCM) division, and Luminex Trading & Analytics LLC (Luminex), with whom they are under common control or otherwise affiliated, provided the Adviser or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the funds and subject to other applicable law. In addition, from time to time, the Adviser or its affiliates place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent.

Trades may be executed through alternative trading systems or national securities exchanges in which the Adviser or its affiliates have an interest. Any decision to execute a trade through an alternative trading system or exchange in which the Adviser or its affiliates have an interest would be made in accordance with applicable law, including best execution obligations. For trades placed on such a system or exchange, not limited to ones in which the Adviser or its affiliates may have an ownership interest, the Adviser or its affiliates may benefit in the form of increased valuation(s) of its equity interest, where it has an ownership interest, or other remuneration, including rebates.

The Trustees of each fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

Non-U.S. Securities Transactions

To facilitate trade settlement and related activities in non-U.S. securities transactions, the Adviser or its affiliates effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions are effected on behalf of funds by parties other than the Adviser or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.

Trade Allocation

Although the Trustees and officers of each fund are substantially the same as those of certain other Fidelity® funds, investment decisions for each fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by the Adviser to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as a fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds.

Commissions Paid A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

The following table shows each fund's portfolio turnover rate for the fiscal periods ended August 31, 2021 and 2020. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Adviser's investment outlook, as well as changes in mortgage dollar roll transaction volume.

The variation in Fidelity Advisor® Mortgage Securities Fund’s portfolio turnover rate during its most recent fiscal year was the result of opportunistic activity during periods of increased market volatility.

Turnover Rates	2021	2020
Fidelity Advisor® Limited Term Bond Fund	81%	54%
Fidelity Advisor® Mortgage Securities Fund	1032%	741%
Fidelity® Investment Grade Bond Fund	40%	118%
Fidelity® Short-Term Bond Fund	64%	67%
Fidelity® Total Bond Fund	195%	222%

During the fiscal year ended August 31, 2021, each of Fidelity Advisor® Limited Term Bond Fund, Fidelity® Investment Grade Bond Fund, Fidelity® Short-Term Bond Fund, and Fidelity® Total Bond Fund held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by a fund as of the fiscal year ended August 31, 2021.

Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
Fidelity Advisor® Limited Term Bond Fund	Bank of America Corp.	$ 72,202,084
	Barclays PLC	$ 34,638,263
	Citigroup, Inc.	$ 19,395,838
	Deutsche Bank AG	$ 53,822,074
	Goldman Sachs Group, Inc.	$ 74,148,992
	JPMorgan Chase & Co.	$ 77,915,151
	Morgan Stanley	$ 69,909,009
Fidelity® Investment Grade Bond Fund	Bank of America Corp.	$ 213,419,000
	Barclays PLC	$ 61,093,000
	BNP Paribas	$ 9,272,000
	Citigroup, Inc.	$ 199,857,000
	Deutsche Bank AG	$ 35,801,000
	Goldman Sachs Group, Inc.	$ 141,057,000
	JPMorgan Chase & Co.	$ 36,484,000
	Morgan Stanley	$ 89,923,000
Fidelity® Short-Term Bond Fund	Bank of America Corp.	$ 40,700,000
	Barclays PLC	$ 17,193,000
	BNP Paribas	$ 21,569,000
	Citigroup, Inc.	$ 19,058,000
	Credit Suisse Group	$23,148,000
	Deutsche Bank AG	$39,090,000
	Goldman Sachs Group, Inc.	$48,603,000
	JPMorgan Chase & Co.	$34,951,000
	Morgan Stanley	$50,971,000
Fidelity® Total Bond Fund	Bank of America Corp.	$ 209,586,366
	Barclays PLC	$ 117,223,034
	Citigroup, Inc.	$ 203,348,515
	Credit Suisse Group	$213,527,259
	Deutsche Bank AG	$ 223,105,026
	Goldman Sachs Group, Inc.	$ 367,352,222
	JPMorgan Chase & Co.	$ 255,910,478
	Morgan Stanley	$ 287,854,159

The following table shows the total amount of brokerage commissions paid by each fund, comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal years ended August 31, 2021, 2020, and 2019. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.

Fund	Fiscal Year Ended	Dollar Amount	Percentage of Average Net Assets
Fidelity Advisor® Limited Term Bond Fund	August 31
	2021	$10,477	0.00%
	2020	$19,237	0.00%
	2019	$6,177	0.00%
Fidelity Advisor® Mortgage Securities Fund	August 31
	2021	$36,226	0.00%
	2020	$33,497	0.00%
	2019	$33,725	0.00%
Fidelity® Investment Grade Bond Fund	August 31
	2021	$0	0.00%
	2020	$0	0.00%
	2019	$0	0.00%
Fidelity® Short-Term Bond Fund	August 31
	2021	$8,061	0.00%
	2020	$38,039	0.00%
	2019	$16,748	0.00%
Fidelity® Total Bond Fund	August 31
	2021	$186,791	0.00%
	2020	$211,852	0.00%
	2019	$170,132	0.00%

The table below shows the total amount of brokerage commissions paid by each fund to an affiliated broker for the past three fiscal years. The table also shows the approximate amount of aggregate brokerage commissions paid by a fund to an affiliated broker as a percentage of the approximate aggregate dollar amount of transactions for which the fund paid brokerage commissions as well as the percentage of transactions effected by a fund through an affiliated broker, in each case for the fiscal year ended 2021. Affiliated brokers are paid on a commission basis.

Fund(s)	Fiscal Year End Aug 31	Broker	Affiliated With	Commissions	Percentage of Aggregate Brokerage Commissions	Percentage of Aggregate Dollar Amount of Brokerage Transactions
Fidelity Advisor® Limited Term Bond Fund	2021	FCM	FMR LLC	$0	0.00%	0.00%
	2021	Luminex	FMR LLC	$0	0.00%	0.00%
	2020	FCM	FMR LLC	$0
	2020	Luminex	FMR LLC	$0
	2019	FCM	FMR LLC	$0
	2019	Luminex	FMR LLC	$0
Fidelity Advisor® Mortgage Securities Fund	2021	FCM	FMR LLC	$0	0.00%	0.00%
	2021	Luminex	FMR LLC	$0	0.00%	0.00%
	2020	FCM	FMR LLC	$0
	2020	Luminex	FMR LLC	$0
	2019	FCM	FMR LLC	$0
	2019	Luminex	FMR LLC	$0
Fidelity® Investment Grade Bond Fund	2021	FCM	FMR LLC	$0	0.00%	0.00%
	2021	Luminex	FMR LLC	$0	0.00%	0.00%
	2020	FCM	FMR LLC	$0
	2020	Luminex	FMR LLC	$0
	2019	FCM	FMR LLC	$0
	2019	Luminex	FMR LLC	$0
Fidelity® Short-Term Bond Fund	2021	FCM	FMR LLC	$0	0.00%	0.00%
	2021	Luminex	FMR LLC	$0	0.00%	0.00%
	2020	FCM	FMR LLC	$0
	2020	Luminex	FMR LLC	$0
	2019	FCM	FMR LLC	$0
	2019	Luminex	FMR LLC	$0
Fidelity® Total Bond Fund	2021	FCM	FMR LLC	$456	0.24%	0.01%
	2021	Luminex	FMR LLC	$120	0.06%	0.00%
	2020	FCM	FMR LLC	$10
	2020	Luminex	FMR LLC	$0
	2019	FCM	FMR LLC	$11
	2019	Luminex	FMR LLC	$0

The following table shows the dollar amount of brokerage commissions paid to firms that may have provided research or brokerage services and the approximate dollar amount of the transactions involved for the fiscal year ended 2021.

Fund	Fiscal Year Ended	$ Amount of Commissions Paid to Firms for Providing Research or Brokerage Services	$ Amount of Brokerage Transactions Involved
Fidelity Advisor® Limited Term Bond Fund	August 31, 2021	$0	$0
Fidelity Advisor® Mortgage Securities Fund	August 31, 2021	$0	$0
Fidelity® Investment Grade Bond Fund	August 31, 2021	$0	$0
Fidelity® Short-Term Bond Fund	August 31, 2021	$0	$0
Fidelity® Total Bond Fund	August 31, 2021	$4,066	$7,320,080

The following table shows the brokerage commissions that were allocated for research or brokerage services for the twelve-month period ended June 30, 2021.

Fund	Twelve Month Period Ended	$ Amount of Commissions Allocated for Research or Brokerage Services(1)
Fidelity Advisor® Limited Term Bond Fund	June 30, 2021	$0
Fidelity Advisor® Mortgage Securities Fund	June 30, 2021	$0
Fidelity® Investment Grade Bond Fund	June 30, 2021	$0
Fidelity® Short-Term Bond Fund	June 30, 2021	$0
Fidelity® Total Bond Fund	June 30, 2021	$933

(1) The staff of the Securities and Exchange Commission (SEC) addressed concerns that reliance on an RPA mechanism to pay for research would not be deemed a “commission” for purposes of Section 28(e) by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage services so long as certain conditions were met. Therefore, references to “research charges” as part of the RPA mechanism to satisfy MiFID II requirements can be considered commissions for Section 28(e) purposes.

VALUATION

The NAV is the value of a single share. NAV is computed by adding a class's pro rata share of the value of a fund's investments, cash, and other assets, subtracting the class's pro rata share of the fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding.

The Board of Trustees has ultimate responsibility for pricing, but has delegated day-to-day valuation responsibilities to FMR. FMR has established the FMR Fair Value Committee (the Committee) to fulfill these responsibilities.

Shares of open-end investment companies (including any underlying central funds) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies.

Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying central fund, are valued as follows:

Most equity securities are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.

Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.

Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.

Prices described above are obtained from pricing services that have been approved by the Board of Trustees. A number of pricing services are available and the funds may use more than one of these services. The funds may also discontinue the use of any pricing service at any time. A fund's adviser engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.

Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.

Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading.

In determining the fair value of a private placement security for which market quotations are not available, the Committee generally applies one or more valuation methods including the market approach, income approach and cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

Each fund's adviser reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the fund’s investments and ratifies the fair value determinations of the Committee.

BUYING, SELLING, AND EXCHANGING INFORMATION

A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing each class's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.

Each fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. A fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, a fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

In addition to the exchange privileges listed in each fund's prospectus, each fund offers the privilege of moving between certain share classes of the same fund, as detailed below. Such transactions are subject to eligibility requirements of the applicable class of shares of a fund, and may be subject to applicable sales loads. An exchange between share classes of the same fund generally is a non-taxable event.

Class A: Shares of Class A may be exchanged for Class Z or Class I shares of the same fund.

Class M: Shares of Class M may be exchanged for Class A (on a load-waived basis), Class Z, or Class I shares of the same fund.

Class C: Shares of Class C may be exchanged for Class A, Class M, Class Z, or Class I shares of the same fund.

Class I: Shares of Class I may be exchanged for Class A, if you are no longer eligible for Class I, or Class Z shares of the same fund.

Class Z: Shares of Class Z may be exchanged for Class A or Class I shares of the same fund if you are no longer eligible for Class Z.

Each fund may terminate or modify its exchange privileges in the future.

DISTRIBUTIONS AND TAXES

Dividends. Because each fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders or the long-term capital gains tax rates available to individuals. Short-term capital gains are taxable at ordinary income tax rates. A portion of each fund's dividends may be exempt from state and local taxation to the extent that they are derived from certain U.S. Government securities and meet certain requirements. Distributions by a fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).

Capital Gain Distributions. Unless your shares of a fund are held in a tax-advantaged retirement plan, each fund's long-term capital gain distributions, including amounts attributable to an underlying fund's long-term capital gain distributions, are federally taxable to shareholders generally as capital gains.

The following table shows a fund's aggregate capital loss carryforward as of August 31, 2021, which is available to offset future capital gains. A fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.

Fund Name	Fidelity Advisor® Limited Term Bond Fund	Fidelity Advisor® Mortgage Securities Fund	Fidelity® Investment Grade Bond Fund	Fidelity® Short-Term Bond Fund
Capital Loss Carryforward (CLC)	$0	$0	$0	$0
Fund Name	Fidelity® Total Bond Fund
Capital Loss Carryforward (CLC)	$89,136,604

Returns of Capital. If a fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold in taxable accounts.

Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by a fund with respect to foreign securities held directly by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by a fund. Because each fund does not currently anticipate that securities of foreign issuers or underlying regulated investment companies will constitute more than 50% of its total assets at the end of its fiscal year, or fiscal quarter, respectively, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

Tax Status of the Funds. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. Some of the information may not apply to certain shareholders, including tax-advantaged retirement plan shareholders. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board (if any), and officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 178 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee of Fidelity Salem Street Trust

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

* Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013 or 2016

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014 or 2016

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Standing Committees of the Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has four standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Kenneally currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates, including matters involving potential claims of one or more funds (e.g. for reimbursements of expenses or losses) against FMR, and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds' Chief Compliance Officer (CCO). The committee (i) serves as a primary point of contact (generally after the Independent Trustee who serves as a liaison for the CCO) for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO's compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO. During the fiscal year ended August 31, 2021, the committee held 12 meeting(s).

The Audit Committee is composed of all of the Independent Trustees, with Ms. Acton currently serving as Chair. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair or a majority of committee members. The committee meets separately, at least annually, with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds' outside auditors, and with the funds' CCO. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process from the funds' Treasurer and outside auditors and will oversee the resolution of any disagreements concerning financial reporting among applicable parties. The committee will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' outside auditor, internal audit personnel of FMR LLC and legal counsel, as appropriate, matters related to the audits of the funds' financial statements. The committee will discuss regularly and oversee the review of the internal controls of the funds and their service providers with respect to accounting, financial matters and risk management programs related to the funds. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended August 31, 2021, the committee held four meeting(s).

The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Murray currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee reviews and approves annually Fair Value Committee Policies recommended by the FMR Fair Value Committee and oversees particular valuations or fair valuation methodologies employed by the FMR Fair Value Committee as circumstances may require. The Committee also reviews actions taken by the FMR Fair Value Committee. The Committee does not oversee the day-to-day operational aspects of the valuation and calculation of the net asset value of the funds, which have been delegated to the FMR Fair Value Committee and Fidelity Service Company, Inc. (FSC). During the fiscal year ended August 31, 2021, the committee held six meeting(s).

The Governance and Nominating Committee is composed of Messrs. Kenneally (Chair) and Gartland (Vice Chair), and Ms. Acton. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It monitors the performance of legal counsel employed by both the funds and the Independent Trustees. The committee will engage and oversee any counsel utilized by the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee also approves Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee oversees compliance with the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee reviews the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "recommended practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended August 31, 2021, the committee held ten meeting(s).

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2020.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	JonathanChiel	Abigail P.Johnson	JenniferToolin McAuliffe
Fidelity Advisor® Limited Term Bond Fund	--(1)	over $100,000	none
Fidelity Advisor® Mortgage Securities Fund	--(1)	none	none
Fidelity® Investment Grade Bond Fund	$10,001 - $50,000	none	over $100,000
Fidelity® Short-Term Bond Fund	none	over $100,000	none
Fidelity® Total Bond Fund	--(1)	over $100,000	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000

(1) Currently, Mr. Chiel is not a Trustee of Fidelity Advisor Series II or Fidelity Income Fund.

Independent Trustees
DOLLAR RANGE OF FUND SHARES	Elizabeth S.Acton	Ann E.Dunwoody	JohnEngler	Robert F.Gartland
Fidelity Advisor® Limited Term Bond Fund	none	none	none	none
Fidelity Advisor® Mortgage Securities Fund	none	none	none	none
Fidelity® Investment Grade Bond Fund	none	none	$1 - $10,000	none
Fidelity® Short-Term Bond Fund	$50,001 - $100,000	none	none	over $100,000
Fidelity® Total Bond Fund	over $100,000	none	$1 - $10,000	over $100,000
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Arthur E.Johnson	Michael E.Kenneally	Marie L.Knowles	Mark A.Murray
Fidelity Advisor® Limited Term Bond Fund	none	none	over $100,000	none
Fidelity Advisor® Mortgage Securities Fund	none	none	none	none
Fidelity® Investment Grade Bond Fund	none	none	none	none
Fidelity® Short-Term Bond Fund	none	none	none	none
Fidelity® Total Bond Fund	over $100,000	none	none	over $100,000
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended August 31, 2021, or calendar year ended December 31, 2020, as applicable.

Compensation Table(1)
AGGREGATE COMPENSATION FROM A FUND	Elizabeth S.Acton	Ann E.Dunwoody	JohnEngler	Robert F.Gartland
Fidelity Advisor® Limited Term Bond Fund	$1,108	$1,022	$1,022	$1,054
Fidelity Advisor® Mortgage Securities Fund	$349	$321	$321	$332
Fidelity® Investment Grade Bond Fund(2)	$2,765	$2,548	$2,549	$2,630
Fidelity® Short-Term Bond Fund	$1,027	$947	$947	$977
Fidelity® Total Bond Fund(3)	$9,146	$8,430	$8,430	$8,699
TOTAL COMPENSATION FROM THE FUND COMPLEX(4)	$513,000	$471,500	$471,500	$484,000
AGGREGATE COMPENSATION FROM A FUND	Robert W.Helm(5)	Arthur E.Johnson	Michael E.Kenneally	Marie L.Knowles
Fidelity Advisor® Limited Term Bond Fund	$242	$1,271	$1,163	$1,094
Fidelity Advisor® Mortgage Securities Fund	$80	$400	$366	$345
Fidelity® Investment Grade Bond Fund(2)	$589	$3,171	$2,901	$2,731
Fidelity® Short-Term Bond Fund	$204	$1,177	$1,077	$1,008
Fidelity® Total Bond Fund(3)	$1,991	$10,488	$9,594	$9,025
TOTAL COMPENSATION FROM THE FUND COMPLEX(4)	--	$584,000	$534,000	$498,500
AGGREGATE COMPENSATION FROM A FUND	Mark A.Murray
Fidelity Advisor® Limited Term Bond Fund	$1,022
Fidelity Advisor® Mortgage Securities Fund	$321
Fidelity® Investment Grade Bond Fund(2)	$2,548
Fidelity® Short-Term Bond Fund	$947
Fidelity® Total Bond Fund(3)	$8,430
TOTAL COMPENSATION FROM THE FUND COMPLEX(4)	$471,500

(1) Jonathan Chiel, Abigail P. Johnson, and Jennifer Toolin McAuliffe are interested persons and are compensated by Fidelity.

(2) Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Elizabeth S. Acton, $1,017; Ann E. Dunwoody, $2,326; Robert F. Gartland, $1,630; Robert W. Helm, $556; Michael E. Kenneally $389; and Mark A. Murray, $2,326.

(3) Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Elizabeth S. Acton, $3,365; Ann E. Dunwoody, $7,695; Robert F. Gartland, $5,394; Robert W. Helm, $1,878; Michael E. Kenneally $1,283; and Mark A. Murray, $7,695.

(4) Reflects compensation received for the calendar year ended December 31, 2020 for 280 funds of 31 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Elizabeth S. Acton, $120,000; Ann E. Dunwoody, $245,099; Robert F. Gartland, $180,000; Michael E. Kenneally $120,000; and Mark A. Murray, $245,099.

(5) Mr. Helm serves as a Member of the Advisory Board of Fidelity Advisor Series II, Fidelity Income Fund, and Fidelity Salem Street Trust effective June 1, 2021.

As of August 31, 2021, the Trustees, Members of the Advisory Board (if any), and officers of each fund owned, in the aggregate, less than 1% of each class's total outstanding shares, with respect to each fund.

As of August 31, 2021, the following owned of record and/or beneficially 5% or more of the outstanding shares:

Fund or Class Name	Owner Name	City	State	Ownership %
Fidelity Advisor® Limited Term Bond Fund - Class A	EDWARD D JONES CO	SAINT LOUIS	MO	12.24%
Fidelity Advisor® Limited Term Bond Fund - Class A	FIRST CLEARING LLC	SAINT LOUIS	MO	10.72%
Fidelity Advisor® Limited Term Bond Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	8.84%
Fidelity Advisor® Limited Term Bond Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	8.49%
Fidelity Advisor® Limited Term Bond Fund - Class A	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	8.16%
Fidelity Advisor® Limited Term Bond Fund - Class A	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	6.14%
Fidelity Advisor® Limited Term Bond Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	13.11%
Fidelity Advisor® Limited Term Bond Fund - Class C	FIRST CLEARING LLC	SAINT LOUIS	MO	10.92%
Fidelity Advisor® Limited Term Bond Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	9.82%
Fidelity Advisor® Limited Term Bond Fund - Class C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	8.05%
Fidelity Advisor® Limited Term Bond Fund - Class C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	6.07%
Fidelity Advisor® Limited Term Bond Fund - Class C	RAYMOND JAMES ASSOCIATES INC	SAINT PETERSBURG	FL	5.80%
Fidelity Advisor® Limited Term Bond Fund - Class M	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	30.81%
Fidelity Advisor® Limited Term Bond Fund - Class M	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	9.10%
Fidelity Advisor® Limited Term Bond Fund - Class I	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	13.73%
Fidelity Advisor® Limited Term Bond Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	13.45%
Fidelity Advisor® Limited Term Bond Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	9.53%
Fidelity Advisor® Limited Term Bond Fund - Class I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	9.45%
Fidelity Advisor® Limited Term Bond Fund - Class I	FIRST CLEARING LLC	SAINT LOUIS	MO	9.03%
Fidelity Advisor® Limited Term Bond Fund - Class I	CALIFORNIA INDEPENDENT SYSTEM	FOLSOM	CA	7.54%
Fidelity® Limited Term Bond Fund*	QUANTUM SI INC	DELRAY BEACH	FL	7.50%
Fidelity Advisor® Limited Term Bond Fund - Class Z	SEI INVESTMENTS DISTRIBUTION CO	OAKS	PA	9.92%
Fidelity Advisor® Mortgage Securities Fund - Class A	J P MORGAN SECURITIES INC	BROOKLYN	NY	15.71%
Fidelity Advisor® Mortgage Securities Fund - Class A	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	10.60%
Fidelity Advisor® Mortgage Securities Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	7.70%
Fidelity Advisor® Mortgage Securities Fund - Class A	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	5.90%
Fidelity Advisor® Mortgage Securities Fund - Class C	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	15.52%
Fidelity Advisor® Mortgage Securities Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	13.17%
Fidelity Advisor® Mortgage Securities Fund - Class C	RAYMOND JAMES ASSOCIATES INC	SAINT PETERSBURG	FL	12.31%
Fidelity Advisor® Mortgage Securities Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	9.26%
Fidelity Advisor® Mortgage Securities Fund - Class C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	6.20%
Fidelity Advisor® Mortgage Securities Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	12.63%
Fidelity Advisor® Mortgage Securities Fund - Class M	PRINCIPAL SECURITIES INC	DES MOINES	IA	9.63%
Fidelity Advisor® Mortgage Securities Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	23.80%
Fidelity Advisor® Mortgage Securities Fund - Class I	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	18.91%
Fidelity Advisor® Mortgage Securities Fund - Class I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	9.69%
Fidelity Advisor® Mortgage Securities Fund - Class I	FIRST CLEARING LLC	SAINT LOUIS	MO	5.29%
Fidelity Advisor® Investment Grade Bond Fund - Class A	EDWARD D JONES CO	SAINT LOUIS	MO	15.83%
Fidelity Advisor® Investment Grade Bond Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	12.05%
Fidelity Advisor® Investment Grade Bond Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	12.00%
Fidelity Advisor® Investment Grade Bond Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	19.43%
Fidelity Advisor® Investment Grade Bond Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	12.41%
Fidelity Advisor® Investment Grade Bond Fund - Class C	FIRST CLEARING LLC	SAINT LOUIS	MO	9.87%
Fidelity Advisor® Investment Grade Bond Fund - Class C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	7.46%
Fidelity Advisor® Investment Grade Bond Fund - Class C	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	6.43%
Fidelity Advisor® Investment Grade Bond Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	7.19%
Fidelity Advisor® Investment Grade Bond Fund - Class M	US BANK	MILWAUKEE	WI	7.15%
Fidelity Advisor® Investment Grade Bond Fund - Class M	AXA ADVISORS LLC	ELK GROVE	CA	5.91%
Fidelity Advisor® Investment Grade Bond Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	26.58%
Fidelity Advisor® Investment Grade Bond Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	12.79%
Fidelity Advisor® Investment Grade Bond Fund - Class I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	7.72%
Fidelity Advisor® Investment Grade Bond Fund - Class I	RAYMOND JAMES ASSOCIATES INC	SAINT PETERSBURG	FL	5.86%
Fidelity® Investment Grade Bond Fund*	FIDELITY NON-PROFIT MGMT FNDTN	SALEM	NH	6.58%
Fidelity Advisor® Investment Grade Bond Fund - Class Z	SEI INVESTMENTS DISTRIBUTION CO	OAKS	PA	39.52%
Fidelity® Short-Term Bond Fund*	QUANTUM SI INC	DELRAY BEACH	FL	7.02%
Fidelity Advisor® Short-Term Bond Fund - Class A	FIRST CLEARING LLC	SAINT LOUIS	MO	11.17%
Fidelity Advisor® Short-Term Bond Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	10.44%
Fidelity Advisor® Short-Term Bond Fund - Class A	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	8.13%
Fidelity Advisor® Short-Term Bond Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	7.81%
Fidelity Advisor® Short-Term Bond Fund - Class A	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	5.02%
Fidelity Advisor® Short-Term Bond Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	7.39%
Fidelity Advisor® Short-Term Bond Fund - Class M	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	5.96%
Fidelity Advisor® Short-Term Bond Fund - Class C	FIRST CLEARING LLC	SAINT LOUIS	MO	16.19%
Fidelity Advisor® Short-Term Bond Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	12.09%
Fidelity Advisor® Short-Term Bond Fund - Class C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	12.00%
Fidelity Advisor® Short-Term Bond Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.41%
Fidelity Advisor® Short-Term Bond Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	34.19%
Fidelity Advisor® Short-Term Bond Fund - Class I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	13.95%
Fidelity Advisor® Short-Term Bond Fund - Class I	FIRST CLEARING LLC	SAINT LOUIS	MO	11.67%
Fidelity Advisor® Short-Term Bond Fund - Class I	RAYMOND JAMES ASSOCIATES INC	SAINT PETERSBURG	FL	7.63%
Fidelity Advisor® Short-Term Bond Fund - Class I	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	5.22%
Fidelity Advisor® Total Bond Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	12.09%
Fidelity Advisor® Total Bond Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	9.99%
Fidelity Advisor® Total Bond Fund - Class A	EDWARD D JONES CO	SAINT LOUIS	MO	9.64%
Fidelity Advisor® Total Bond Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	12.88%
Fidelity Advisor® Total Bond Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	10.89%
Fidelity Advisor® Total Bond Fund - Class C	FIRST CLEARING LLC	SAINT LOUIS	MO	9.63%
Fidelity Advisor® Total Bond Fund - Class C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	7.63%
Fidelity Advisor® Total Bond Fund - Class C	RAYMOND JAMES ASSOCIATES INC	SAINT PETERSBURG	FL	6.28%
Fidelity Advisor® Total Bond Fund - Class C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	5.39%
Fidelity Advisor® Total Bond Fund - Class M	HARTFORD LIFE INSURANCE COMPANY	HARTFORD	CT	21.04%
Fidelity Advisor® Total Bond Fund - Class M	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	12.03%
Fidelity Advisor® Total Bond Fund - Class M	MMLD AVIATOR	SPRINGFIELD	MA	11.19%
Fidelity Advisor® Total Bond Fund - Class M	AUL	INDIANAPOLIS	IN	6.82%
Fidelity Advisor® Total Bond Fund - Class M	MMLD DISTRIBUTORS LLC SMFPL	ATLANTA	GA	6.74%
Fidelity Advisor® Total Bond Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	26.01%
Fidelity Advisor® Total Bond Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	24.35%
Fidelity Advisor® Total Bond Fund - Class I	JOHN HANCOCK LIFE INSURANCE COMPANY USA	BOSTON	MA	9.76%
Fidelity Advisor® Total Bond Fund - Class I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	6.55%
Fidelity Advisor® Total Bond Fund - Class Z	FIDELITY CHARITABLE GIFT FUND - FIXED INCOME POOL	BOSTON	MA	5.13%

* The ownership information shown above is for a class of shares of the fund.

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, FMR UK, Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

FIL Limited, a Bermuda company formed in 1968, is the ultimate parent company of FIL Investment Advisors (FIA), FIL Investments (Japan) Limited (FIJ), and FIL Investment Advisors (UK) Limited (FIA(UK)). Abigail P. Johnson, other Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL Limited. At present, the primary business activities of FIL Limited and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.

FMR, FMR UK, FMR H.K., FMR Japan, FIA, FIA(UK), FIJ, Fidelity Distributors Company LLC (FDC), and the funds have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the funds, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are interested persons of the trusts or of FMR, and compensates all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer agent and pricing and bookkeeping agent, and the costs associated with securities lending, a fund or each class thereof, as applicable, pays all of its expenses that are not assumed (pursuant to the Fundwide Operations and Expense Agreement (Fundwide Agreement) or otherwise) by those parties. A fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. A fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders. Other expenses paid by a fund include interest, taxes, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund shall pay its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable. A fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. Pursuant to the Fundwide Agreement, FMR agrees to provide or arrange for certain services and to pay the ordinary administrative and operating expenses incurred by a fund that are not otherwise provided for under the management contract, including the fees and expenses of a fund's custodian, auditor, and pricing and bookkeeping agent (including the cost associated with administration of the securities lending program), but excluding the management fee, shareholder servicing agent fee, interest, taxes, non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable, extraordinary expenses, fees and expenses of the Independent Trustees, and Rule 12b-1 fees, if any, in exchange for a fee equal to the difference, if any, between the management fee rate and 0.35%. The Fundwide Agreement effectively limits fund-level expenses to 0.35%. The Fundwide Agreement may not be amended to increase the fees or expenses payable except by a vote of a majority of the Board of Trustees and, for Fidelity® Investment Grade Bond Fund by a vote of a majority of the outstanding voting securities of the fund.

Management Fees.

For the services of FMR under the management contract, each fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of a group of registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.3700%	$1 billion	.3700%
3	-		6.3400	50.2188
6	-		9.3100	100.1869
9	-		12.2800	150.1736
12	-		15.2500	200.1652
15	-		18.2200	250.1587
18	-		21.2000	300.1536
21	-		24.1900	350.1494
24	-		30.1800	400.1459
30	-		36.1750	450.1427
36	-		42.1700	500.1399
42	-		48.1650	550.1372
48	-		66.1600	600.1349
66	-		84.1550	650.1328
84	-		120.1500	700.1309
120	-		156.1450	750.1291
156	-		192.1400	800.1275
192	-		228.1350	850.1260
228	-		264.1300	900.1246
264	-		300.1275	950.1233
300	-		336.1250	1,000.1220
336	-		372.1225	1,050.1209
372	-		408.1200	1,100.1197
408	-		444.1175	1,150.1187
444	-		480.1150	1,200.1177
480	-		516.1125	1,250.1167
516	-		587.1100	1,300.1158
587	-		646.1080	1,350.1149
646	-		711.1060	1,400.1141
711	-		782.1040	1,450.1132
782	-		860.1020	1,500.1125
860	-		946.1000	1,550.1117
946	-		1,041.0980	1,600.1110
1,041	-		1,145.0960	1,650.1103
1,145	-		1,260.0940	1,700.1096
1,260	-		1,386.0920	1,750.1089
1,386	-		1,525.0900	1,800.1083
1,525	-		1,677.0880	1,850.1077
1,677	-		1,845.0860	1,900.1070
1,845	-		2,030.0840	1,950.1065
Over			2,030.0820	2,000.1059

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $3,237 billion of group net assets - the approximate level for August 2021 - was 0.0968%, which is the weighted average of the respective fee rates for each level of group net assets up to $3,237 billion.

The individual fund fee rate for each fund is set forth in the following table. Based on the average group net assets for August 2021, a fund's annual management fee rate would be calculated as follows:

Fund	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
Fidelity Advisor® Limited Term Bond Fund	0.0968%	+	0.2000%	=	0.2968%
Fidelity Advisor® Mortgage Securities Fund	0.0968%	+	0.2000%	=	0.2968%
Fidelity® Investment Grade Bond Fund	0.0968%	+	0.2000%	=	0.2968%
Fidelity® Short-Term Bond Fund	0.0968%	+	0.2000%	=	0.2968%
Fidelity® Total Bond Fund	0.0968%	+	0.2000%	=	0.2968%

One-twelfth of the management fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.

The following table shows the amount of management fees paid by a fund for the past three fiscal years to its current manager and prior affiliated manager(s), if any.

Fund	Fiscal Years Ended August 31	Management Fees Paid to Investment Adviser
Fidelity Advisor® Limited Term Bond Fund	2021	$11,863,447
	2020	$8,811,637
	2019	$7,353,663
Fidelity Advisor® Mortgage Securities Fund	2021	$3,783,300
	2020	$2,553,596
	2019	$2,967,545
Fidelity® Investment Grade Bond Fund	2021	$29,484,224
	2020	$20,977,682
	2019	$26,511,425
Fidelity® Short-Term Bond Fund	2021	$10,320,765
	2020	$16,323,860
	2019	$16,696,247
Fidelity® Total Bond Fund	2021	$97,556,238
	2020	$83,034,191
	2019	$71,743,413

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns and yield, and repayment of the reimbursement will decrease returns and yield.

Sub-Advisers - FMR UK, FMR H.K., and FMR Japan. On behalf of each fund, FMR has entered into sub-advisory agreements with FMR H.K. and FMR Japan. On behalf of each fund, FMR has entered into a sub-advisory agreement with FMR UK. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services). FMR, and not the fund, pays the sub-advisers.

Currently, FMR UK has day-to-day responsibility for choosing certain types of investments for Fidelity® Total Bond Fund.

Sub-Advisers - FIA, FIA(UK), and FIJ. On behalf of Fidelity® Total Bond Fund, FMR has entered into a sub-advisory agreement with FIA, and FIA, in turn, has entered into a sub-advisory agreement with FIA(UK). On behalf of Fidelity® Total Bond Fund, FIA, in turn, has entered into a sub-advisory agreement with FIJ. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services). FMR and FIA, and not the fund, pay the sub-advisers.

Jeffrey Moore is co-manager of Fidelity® Investment Grade Bond Fund and receives compensation for those services. Michael Plage is co-manager of Fidelity® Investment Grade Bond Fund and receives compensation for those services. Franco Castagliuolo is co-manager of Fidelity Advisor® Mortgage Securities Fund and receives compensation for those services. Sean Corcoran is co-manager of Fidelity Advisor® Mortgage Securities Fund and receives compensation for those services. David DeBiase is co-manager of Fidelity® Short-Term Bond Fund and receives compensation for those services. Robert Galusza is co-manager of Fidelity® Short-Term Bond Fund and receives compensation for those services. Julian Potenza is co-manager of Fidelity® Short-Term Bond Fund and receives compensation for those services. As of August 31, 2021, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager’s base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other FMR taxable bond funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portion of each portfolio manager’s bonus that is linked to the investment performance of the fund is based on the pre-tax investment performance of the fund measured against the benchmark index identified below for the fund. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

Fund / Benchmark Index

Fidelity® Investment Grade Bond Fund / Bloomberg U.S. Aggregate Bond Index

Fidelity Advisor® Mortgage Securities Fund / Bloomberg U.S. MBS Index

Fidelity® Short-Term Bond Fund / Bloomberg U.S. 1-3 Year Government/Credit Bond Index

David DeBiase is co-manager of Fidelity Advisor® Limited Term Bond Fund and receives compensation for those services. Robert Galusza is co-manager of Fidelity Advisor® Limited Term Bond Fund and receives compensation for those services. Julian Potenza is co-manager of Fidelity Advisor® Limited Term Bond Fund and receives compensation for those services. As of August 31, 2021, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Mr. DeBiase’s, Mr. Galusza’s and Mr. Potenza’s base salaries are determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other FMR taxable bond funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portion of Mr. DeBiase’s, Mr. Galusza’s and Mr. Potenza’s bonus that is linked to the investment performance of Fidelity Advisor® Limited Term Bond Fund is based on the pre-tax investment performance of the fund measured against a composite index, the components of which are 80% Bloomberg U.S. 1-5 Year Credit Bond Index and 20% Bloomberg U.S. 1-5 Year Government Bond Index. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

Ford O’Neil is lead portfolio manager of Fidelity® Total Bond Fund and receives compensation for those services. Michael Foggin is co-manager of Fidelity® Total Bond Fund and receives compensation for those services. Jeffrey Moore is co-manager of Fidelity® Total Bond Fund and receives compensation for those services. Celso Munoz is co-manager of Fidelity® Total Bond Fund and receives compensation for those services. Michael Weaver is co-manager of Fidelity® Total Bond Fund and receives compensation for managing the high income bond investments of the fund. As of August 31, 2021, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Mr. O’Neil’s, Mr. Foggin’s, Mr. Moore’s, and Mr. Munoz’s base salaries are determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other FMR taxable bond funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portion of Mr. O’Neil’s, Mr. Foggin’s, Mr. Moore’s, and Mr. Munoz’s bonus that is linked to the investment performance of Fidelity® Total Bond Fund is based on the pre-tax investment performance of the fund measured against the Bloomberg U.S. Universal Bond Index.

Mr. Weaver’s base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index or within a defined peer group assigned to each fund or account, and (ii) the investment performance of other FMR high yield funds and accounts. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index or a peer group. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of Mr. Weaver’s bonus that is linked to the investment performance of Fidelity® Total Bond Fund is based on the pre-tax investment performance of the fund’s assets allocated to the high income asset class of the fund (based on the performance of the fund’s retail class) within the Lipper℠ High Yield Funds.

Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in a fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients’) respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FMR or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR’s and its affiliates’ client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.

A conflict of interest situation is presented when FMR or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FMR investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FMR for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FMR has adopted policies and procedures and maintains a compliance program designed to help manage such actual and potential conflicts of interest.

The following table provides information relating to other accounts managed by Mr. Moore as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	9	17	14
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$95,185	$14,828	$16,764
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Investment Grade Bond Fund ($10,007 (in millions) assets managed) and Fidelity® Total Bond Fund ($34,118 (in millions) assets managed). The amount of assets managed of a fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Investment Grade Bond Fund beneficially owned by Mr. Moore was over $1,000,000. As of August 31, 2021, the dollar range of shares of Fidelity® Total Bond Fund beneficially owned by Mr. Moore was none.

The following table provides information relating to other accounts managed by Mr. Plage as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	8	12	16
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$63,029	$7,616	$19,365
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Investment Grade Bond Fund ($10,007 (in millions) assets managed). The amount of assets managed of a fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Investment Grade Bond Fund beneficially owned by Mr. Plage was none.

The following table provides information relating to other accounts managed by Mr. Castagliuolo as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	18	3	2
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$44,070	$2,155	$410
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity Advisor® Mortgage Securities Fund ($1,229 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity Advisor® Mortgage Securities Fund beneficially owned by Mr. Castagliuolo was none.

The following table provides information relating to other accounts managed by Mr. Corcoran as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	18	4	2
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$44,070	$2,277	$410
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity Advisor® Mortgage Securities Fund ($1,229 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity Advisor® Mortgage Securities Fund beneficially owned by Mr. Corcoran was none.

The following table provides information relating to other accounts managed by Mr. DeBiase as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	12	6	49
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$29,374	$3,006	$45,591
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Short-Term Bond Fund ($3,324 (in millions) assets managed) and Fidelity Advisor® Limited Term Bond Fund ($4,067 (in millions) assets managed). The amount of assets managed of a fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Short-Term Bond Fund beneficially owned by Mr. DeBiase was none. As of August 31, 2021, the dollar range of shares of Fidelity Advisor® Limited Term Bond Fund beneficially owned by Mr. DeBiase was none.

The following table provides information relating to other accounts managed by Mr. Galusza as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	12	6	52
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$29,374	$3,006	$46,369
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Short-Term Bond Fund ($3,324 (in millions) assets managed) and Fidelity Advisor® Limited Term Bond Fund ($4,067 (in millions) assets managed). The amount of assets managed of a fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Short-Term Bond Fund beneficially owned by Mr. Galusza was over $1,000,000. As of August 31, 2021, the dollar range of shares of Fidelity Advisor® Limited Term Bond Fund beneficially owned by Mr. Galusza was over $1,000,000.

The following table provides information relating to other accounts managed by Mr. Potenza as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	12	6	48
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$29,374	$3,006	$45,648
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Short-Term Bond Fund ($3,324 (in millions) assets managed) and Fidelity Advisor® Limited Term Bond Fund ($4,067 (in millions) assets managed). The amount of assets managed of a fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Short-Term Bond Fund beneficially owned by Mr. Potenza was $50,001 - $100,000. As of August 31, 2021, the dollar range of shares of Fidelity Advisor® Limited Term Bond Fund beneficially owned by Mr. Potenza was $100,001 - $500,000.

The following table provides information relating to other accounts managed by Mr. O'Neil as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	13	10	7
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$134,246	$11,925	$3,460
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Total Bond Fund ($34,118 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Total Bond Fund beneficially owned by Mr. O'Neil was over $1,000,000.

The following table provides information relating to other accounts managed by Mr. Foggin as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	9	7	4
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$4,645	$7,612	$1,141
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Total Bond Fund ($1,009 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Total Bond Fund beneficially owned by Mr. Foggin was none.

The following table provides information relating to other accounts managed by Mr. Munoz as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	8	3	10
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$109,437	$8,301	$7,372
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Total Bond Fund ($34,118 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Total Bond Fund beneficially owned by Mr. Munoz was none.

The following table provides information relating to other accounts managed by Mr. Weaver as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	17	5	8
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$19,646	$1,571	$1,732
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes assets of Fidelity® Total Bond Fund managed by Mr. Weaver ($2,353 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Total Bond Fund beneficially owned by Mr. Weaver was none.

PROXY VOTING GUIDELINES

Fidelity® Funds' Proxy Voting Guidelines

I. Introduction

These guidelines are intended to help Fidelity’s customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 70 years. In particular, these guidelines are animated by two fundamental principles: 1) putting first the long-term interests of our customers and fund shareholders; and 2) investing in companies that share our approach to creating value over the long-term. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.

In evaluating proxies, we recognize that companies can conduct themselves in ways that have important environmental and social consequences. While Fidelity always remains focused on maximizing long-term shareholder value, we also consider potential environmental, social and governance (ESG) impacts that we believe are material to individual companies and investing funds' investment objectives and strategies.

Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.

II. Board of Directors and Corporate Governance

Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders’ rights. The following general guidelines are intended to reflect these proxy voting principles.

A. Election of Directors

Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.

Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:

1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.

2. There are no women on the board or if a board of ten or more members has fewer than two women directors.

3. The director is a public company CEO who sits on more than two unaffiliated public company boards.

Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:

1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.

3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.

B. Contested Director Elections

On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds’ assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:

1. Management’s track record and strategic plan for enhancing shareholder value;

2. The long-term performance of the company compared to its industry peers; and

3. The qualifications of the shareholder’s and management’s nominees.

Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.

C. Cumulative Voting Rights

Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.

D. Classified Boards

A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board’s adoption of a classified board structure and support declassification of existing boards.

E. Independent Chairperson

In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.

F. Majority Voting in Director Elections

In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company’s board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.

G. Proxy Access

Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company’s proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company’s shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.

H. Indemnification of Directors and Officers

In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).

III. Compensation

Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.

A. Equity Compensation Plans

Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:

1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate (“burn rate”) considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.

2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.

3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

As to stock option plans, considerations include the following:

1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

2. Re-pricing: An “out-of-the-money” (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.

Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:

1. Whether the proposal excludes senior management and directors;

2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3. The company's relative performance compared to other companies within the relevant industry or industries;

4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.

B. Employee Stock Purchase Plans

These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing “best practices” in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.

IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote

Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:

- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;

- The alignment of executive compensation and company performance relative to peers; and

- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.

A. Compensation Committee

Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.

Fidelity will oppose the election of directors on the compensation committees if:

1. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.

2. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:

a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or

b) Adopted or extended a golden parachute.

B. Executive Severance Agreements

Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as “golden parachutes.” Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

V. Environmental and Social Issues

Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate environmental and social issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund's investment objective and strategies.

Fidelity generally considers management’s recommendation and current practice when voting on shareholder proposals concerning environmental or social issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Therefore, Fidelity may support shareholder proposals that request additional disclosures from companies regarding environmental or social issues, including where it believes that the proposed disclosures could provide meaningful information to the investment management process without unduly burdening the company. This means that Fidelity may support shareholder proposals calling for reports on sustainability, renewable energy, and environmental impact issues. Fidelity also may support proposals on issues in other areas, including but not limited to equal employment, board diversity and workforce diversity.

VI. Anti-Takeover Provisions and Shareholders Rights Plans

Fidelity generally will oppose a proposal to adopt an anti-takeover provision.

Anti-takeover provisions include:

- classified boards;

- “blank check” preferred stock (whose terms and conditions may be expressly determined by the company’s board, for example, with differential voting rights);

- golden parachutes;

- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);

- poison pills;

- restricting the right to call special meetings;

- provisions restricting the right of shareholders to set board size; and

- any other provision that eliminates or limits shareholder rights.

A. Shareholders Rights Plans (“poison pills”)

Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.

Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:

1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;

2. Is integral to a business strategy that is expected to result in greater value for the shareholders;

3. Requires shareholder approval to be reinstated upon expiration or if amended;

4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and

5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.

Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.

B. Shareholder Ability to Call a Special Meeting

Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.

C. Shareholder Ability to Act by Written Consent

Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.

D. Supermajority Shareholder Vote Requirement

Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

VII. Anti-Takeover Provisions and Director Elections

Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.

Fidelity will consider supporting the election of directors with respect to poison pills if:

- All of the poison pill’s features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.

- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.

- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

VIII. Capital Structure and Incorporation

These guidelines are designed to protect shareholders’ value in the companies in which the Fidelity funds invest. To the extent a company’s management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.

A. Increases in Common Stock

Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.

In the case of REITs, however, Fidelity will oppose a provision to increase the REIT’s authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.

B. Multi-Class Share Structures

Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

C. Incorporation or Reincorporation in another State or Country

Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

IX. Shares of Fidelity Funds, ETFs, or other non-Fidelity Mutual Funds and ETFs

When a Fidelity fund invests in an underlying Fidelity fund with public shareholders, an exchange traded fund (ETF), or fund that is not affiliated, Fidelity will vote in the same proportion as all other voting shareholders of the underlying fund (this is known as “echo voting”). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals.

X. Foreign Markets

Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.

XI. Securities on Loan

Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.

XII. Avoiding Conflicts of Interest

Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.

Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.

XIII. Conclusion

Since its founding more than 70 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.

Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.

Glossary

• Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.

- For a large-capitalization company, burn rate higher than 1.5%.

- For a small-capitalization company, burn rate higher than 2.5%.

- For a micro-capitalization company, burn rate higher than 3.5%.

• Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

• Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.

• Micro-capitalization company means a company with market capitalization under US $300 million.

• Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.

• Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

Sales charge revenues collected and retained by FDC for the past three fiscal years are shown in the following table.

		Sales Charge Revenue		CDSC Revenue
Fund	Fiscal Year Ended	Amount Paid to FDC	Amount Retained By FDC	Amount Paid to FDC	Amount Retained By FDC
Fidelity Advisor® Limited Term Bond Fund - Class A	August 31, 2021	$119,836	$64,411	$3,920	$3,920
	2020	$64,908	$33,374	$2,582	$2,582
	2019	$44,999	$18,624	$1,486	$1,486
Fidelity Advisor® Limited Term Bond Fund - Class C	August 31, 2021	--	--	$6,074	$6,074
	2020	--	--	$5,146	$5,146
	2019	--	--	$5,667	$5,667
Fidelity Advisor® Limited Term Bond Fund - Class M	August 31, 2021	$8,723	$2,481	$93	$93
	2020	$11,443	$4,031	$98	$98
	2019	$10,341	$3,094	$182	$182
Fidelity Advisor® Mortgage Securities Fund - Class A	August 31, 2021	$8,836	$2,437	$38	$38
	2020	$14,413	$3,092	$148	$148
	2019	$12,487	$1,699	$79	$79
Fidelity Advisor® Mortgage Securities Fund - Class C	August 31, 2021	--	--	$517	$517
	2020	--	--	$647	$647
	2019	--	--	$438	$438
Fidelity Advisor® Mortgage Securities Fund - Class M	August 31, 2021	$5,740	$682	$5	$5
	2020	$6,500	$830	$13	$13
	2019	$3,882	$389	$29	$29
Fidelity Advisor® Investment Grade Bond Fund - Class A	August 31, 2021	$200,833	$62,989	$201	$201
	2020	$150,910	$55,065	$106	$106
	2019	$35,254	$15,560	$2	$2
Fidelity Advisor® Investment Grade Bond Fund - Class C	August 31, 2021	--	--	$15,853	$15,853
	2020	--	--	$12,442	$12,442
	2019	--	--	$1,424	$1,424
Fidelity Advisor® Investment Grade Bond Fund - Class M	August 31, 2021	$26,016	$3,506	$38	$38
	2020	$17,338	$2,759	$22	$22
	2019	$8,794	$1,235	$3	$3
Fidelity Advisor® Short-Term Bond Fund - Class A	August 31, 2021	$128,133	$65,484	$1,945	$1,945
	2020	$122,219	$45,795	$2,343	$2,343
	2019	$53,484	$17,461	$1,648	$1,648
Fidelity Advisor® Short-Term Bond Fund - Class M	August 31, 2021	$18,233	$4,940	$19	$19
	2020	$22,304	$4,965	$36	$36
	2019	$15,247	$2,650	$495	$495
Fidelity Advisor® Short-Term Bond Fund - Class C	August 31, 2021	--	--	$3,804	$3,804
	2020	--	--	$11,798	$11,798
	2019	--	--	$9,016	$9,016
Fidelity Advisor® Total Bond Fund - Class A	August 31, 2021	$445,126	$185,276	$3,053	$3,053
	2020	$401,760	$155,898	$364	$364
	2019	$296,907	$110,627	$424	$424
Fidelity Advisor® Total Bond Fund - Class C	August 31, 2021	--	--	$24,719	$24,719
	2020	--	--	$34,347	$34,347
	2019	--	--	$16,591	$16,591
Fidelity Advisor® Total Bond Fund - Class M	August 31, 2021	$93,955	$18,716	$2,373	$2,373
	2020	$88,177	$17,959	$161	$161
	2019	$68,555	$10,869	$82	$82

The Trustees have approved Distribution and Service Plans on behalf of Class A, Class M, Class C, Class I and Class Z of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow shares of the funds and/or FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the funds of distribution expenses.

The Plan adopted for each class of each fund is described in the prospectus.

The table below shows the distribution and service fees paid for the fiscal year ended August 31, 2021.

Fund(s)	Distribution Fees Paid to FDC	Distribution Fees Paid by FDC to Intermediaries	Distribution Fees Retained by FDC	Service Fees Paid to FDC	Service Fees Paid by FDC to Intermediaries	Service Fees Retained by FDC
Fidelity Advisor® Limited Term Bond Fund - Class A	$0	$0	$0	$1,066,653	$849,010	$217,643(1)
Fidelity Advisor® Limited Term Bond Fund - Class C	$407,733	$327,239	$80,494(1)	$135,911	$109,080	$26,831(1)
Fidelity Advisor® Limited Term Bond Fund - Class M	$0	$0	$0	$417,960	$417,960	$0
Fidelity Advisor® Mortgage Securities Fund - Class A	$0	$0	$0	$82,533	$70,219	$12,314(1)
Fidelity Advisor® Mortgage Securities Fund - Class C	$38,578	$30,813	$7,765(1)	$12,859	$10,271	$2,588(1)
Fidelity Advisor® Mortgage Securities Fund - Class M	$0	$0	$0	$32,578	$32,114	$464(1)
Fidelity Advisor® Investment Grade Bond Fund - Class A	$0	$0	$0	$493,175	$433,097	$60,078(1)
Fidelity Advisor® Investment Grade Bond Fund - Class C	$301,698	$179,815	$121,883(1)	$100,566	$59,938	$40,628(1)
Fidelity Advisor® Investment Grade Bond Fund - Class M	$0	$0	$0	$87,756	$87,092	$664(1)
Fidelity Advisor® Short-Term Bond Fund - Class A	$0	$0	$0	$356,510	$289,896	$66,614(1)
Fidelity Advisor® Short-Term Bond Fund - Class M	$0	$0	$0	$106,440	$103,700	$2,740(1)
Fidelity Advisor® Short-Term Bond Fund - Class C	$333,213	$274,240	$58,973(1)	$111,071	$91,413	$19,658(1)
Fidelity Advisor® Total Bond Fund - Class A	$0	$0	$0	$2,172,585	$2,043,779	$128,806(1)
Fidelity Advisor® Total Bond Fund - Class C	$1,508,319	$1,184,359	$323,960(1)	$502,773	$394,787	$107,986(1)
Fidelity Advisor® Total Bond Fund - Class M	$0	$0	$0	$960,938	$959,898	$1,040(1)

(1) Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.

Under each Class I and Class Z Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Class I and Class Z Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Class I and Class Z shares and/or shareholder support services. In addition, each Class I and Class Z Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for Class I and Class Z shares.

Under each Class A, Class M, and Class C Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by each Plan. Each Class A, Class M, and Class C Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Class A, Class M, and Class C shares and/or shareholder support services, including payments of significant amounts made to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for Class A, Class M, and Class C shares.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the applicable class of the fund and its shareholders. In particular, the Trustees noted that each Class I and Class Z Plan does not authorize payments by Class I and Class Z of a fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

Each Class A, Class M, and Class C Plan does not provide for specific payments by Class A, Class M, and Class C of any of the expenses of FDC, or obligate FDC or FMR to perform any specific type or level of distribution activities or incur any specific level of expense in connection with distribution activities.

In addition to the distribution and/or service fees paid by FDC to intermediaries, shown in the table above, FDC or an affiliate may compensate intermediaries that distribute and/or service the Advisor funds and the Advisor classes of shares, or upon directions, make payments for certain retirement plan expenses to intermediaries. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, the placing of the funds on a preferred or recommended fund list, access to an intermediary's personnel, and other factors. The total amount paid to all intermediaries in the aggregate currently will not exceed 0.05% of the total assets of the Advisor funds and the Advisor classes of shares on an annual basis. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediaries' personnel, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. FDC anticipates that payments will be made to over a hundred intermediaries, including some of the largest broker-dealers and other financial firms, and certain of the payments described above may be significant to an intermediary. As permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

A fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for performing recordkeeping and other services. Please see "Transfer and Service Agent Agreements" in this statement of additional information (SAI) for more information.

If you have purchased shares of a fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund or a share class over others offered by competing fund families, or retirement plan sponsors may take these payments into account when deciding whether to include a fund as a plan investment option.

TRANSFER AND SERVICE AGENT AGREEMENTS

Each fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of each agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.

For providing transfer agency services, FIIOC receives a position fee and/or an asset-based fee with respect to each position in a fund. For retail accounts, these fees are based on fund type. For certain institutional accounts, these fees are based on size of position and fund type. For institutional retirement accounts, these fees are based on account type and fund type. For employee benefit plan accounts, FIIOC receives an asset-based fee. The position fee is billed monthly on a pro rata basis at one-twelfth of the applicable annual rate as of the end of each calendar month. The asset-based fee is calculated and paid monthly on the basis of average daily net assets of a fund or class, as applicable.

FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.

In addition, FIIOC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified tuition program (QTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate, and in each Fidelity Advisor Freedom® Fund, a fund of funds managed by FMR, according to the percentage of the QTP's or Fidelity Advisor Freedom® Fund's assets that is invested in a fund.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Fund shares may be owned by intermediaries for the benefit of their customers. In those instances, a fund may not maintain an account for shareholders, and some or all of the recordkeeping and/or administrative services for these accounts may be performed by intermediaries.

FIIOC or an affiliate may make payments out of its own resources to intermediaries (including affiliates of FIIOC) for recordkeeping services.

Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the funds, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

FIIOC or an affiliate may make networking payments out of its own resources to intermediaries who perform transactions for the funds through the National Securities Clearing Corporation (NSCC). NSCC, a wholly owned subsidiary of The Depository Trust & Clearing Corporation, provides centralized clearance, settlement, and information services for mutual funds and other financial services companies.

Each fund has entered into a service agent agreement with FSC, an affiliate of FMR (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for the funds are 0.0415% of the first $500 million of average net assets, 0.0301% of average net assets between $500 million and $3.5 billion, 0.0041% of average net assets between $3.5 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.

FMR bears the cost of pricing and bookkeeping services under the terms of its Fundwide Agreement with each fund.

Pricing and bookkeeping fees paid by FMR to FSC for the past three fiscal years are shown in the following table.

Fund	2021	2020	2019
Fidelity Advisor® Limited Term Bond Fund	$1,130,177	$935,984	$784,256
Fidelity Advisor® Mortgage Securities Fund	$439,126	$312,066	$350,428
Fidelity® Investment Grade Bond Fund	$1,372,559	$1,252,420	$1,324,118
Fidelity® Short-Term Bond Fund	$1,073,369	$1,189,030	$1,191,890
Fidelity® Total Bond Fund	$2,138,921	$2,040,526	$1,909,374

Payments made by a fund to FSC for securities lending for the past three fiscal years are shown in the following table.

Fund	2021	2020	2019(1)
Fidelity Advisor® Limited Term Bond Fund	$0	$0	$0
Fidelity Advisor® Mortgage Securities Fund	$0	$0	$0
Fidelity® Investment Grade Bond Fund	$0	$0	$0
Fidelity® Short-Term Bond Fund	$0	$0	$0
Fidelity® Total Bond Fund	$0	$0	$0

(1) The securities lending administration agreement was terminated effective March 31, 2019 and the services provided under that agreement have moved to the pricing and bookkeeping agreement.

SECURITIES LENDING

During the fiscal year, the securities lending agent, or the investment adviser (where the fund does not use a securities lending agent) monitors loan opportunities for each fund, negotiates the terms of the loans with borrowers, monitors the value of securities on loan and the value of the corresponding collateral, communicates with borrowers and the fund's custodian regarding marking to market the collateral, selects securities to be loaned and allocates those loan opportunities among lenders, and arranges for the return of the loaned securities upon the termination of the loan. Income and fees from securities lending activities for the fiscal year ended August 31, 2021, are shown in the following table:

Security Lending Activities	Fund(s)
	Fidelity Advisor® Limited Term Bond Fund	Fidelity Advisor® Mortgage Securities Fund(1)	Fidelity® Investment Grade Bond Fund	Fidelity® Short-Term Bond Fund	Fidelity® Total Bond Fund
Gross income from securities lending activities	$21,608	$0	$542,675	$10,597	$1,089,236
Fees paid to securities lending agent from a revenue split	0	0	0	0	0
Administrative fees	0	0	0	0	0
Rebate (paid to borrower)	945	0	95,098	0	78,753
Other fees not included in the revenue split (lending agent fees to NFS)	2,082	0	47,300	1,166	103,480
Aggregate fees/compensation for securities lending activities	3,027	0	142,398	1,166	182,233
Net income from securities lending activities	18,581	0	400,277	9,431	907,003

(1) The fund did not lend securities during the year.

A fund does not pay cash collateral management fees, separate indemnification fees, or other fees not reflected above.

DESCRIPTION OF THE TRUSTS

Trust Organization. Fidelity Advisor® Limited Term Bond Fund and Fidelity Advisor® Mortgage Securities Fund are funds of Fidelity Advisor Series II, an open-end management investment company created under an initial declaration of trust dated April 23, 1986. Fidelity® Investment Grade Bond Fund and Fidelity® Short-Term Bond Fund are funds of Fidelity Salem Street Trust, an open-end management investment company created under an initial declaration of trust dated September 5, 1984. Fidelity® Total Bond Fund is a fund of Fidelity Income Fund, an open-end management investment company created under an initial declaration of trust dated August 7, 1984. The Trustees are permitted to create additional funds in the trusts and to create additional classes of the funds.

The assets of each trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in a trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the respective trusts shall be allocated between or among any one or more of its funds or classes.

Shareholder Liability. Each trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

Each Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. Each Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. Each Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

Each Declaration of Trust provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. Each Declaration of Trust also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.

Voting Rights. Each fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

Each trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of each trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of a trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. Citibank, N.A., 388 Greenwich Street, New York, New York, is custodian of the assets of Fidelity Advisor® Limited Term Bond Fund and Fidelity® Investment Grade Bond Fund. The Bank of New York Mellon, 1 Wall Street, New York, New York, is custodian of the assets of Fidelity Advisor® Mortgage Securities Fund, Fidelity® Short-Term Bond Fund, and Fidelity® Total Bond Fund. Each custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York Mellon and JPMorgan Chase Bank, each headquartered in New York, also may serve as special purpose custodian of certain assets of taxable funds in connection with repurchase agreement transactions. From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR or an affiliate. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of each fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for each fund and provides other audit, tax, and related services.

FUND HOLDINGS INFORMATION

Each fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving a fund's best interests by striking an appropriate balance between providing information about a fund's portfolio and protecting a fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the funds' chief compliance officer periodically.

Each fund will provide a full list of holdings monthly on www.401k.com (log in) (plan accounts) or institutional.fidelity.com (all other accounts) 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after month-end).

Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.

A fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of a fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of a fund’s portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of a fund.

FMR’s Disclosure Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity fund prior to such fund’s public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.

Disclosure of non-public portfolio holdings information for a Fidelity fund’s portfolio may only be provided pursuant to the guidelines below.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: a fund's trustees; a fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; a fund's auditors; a fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to a fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by a fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, each fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by FMR, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving a fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to a fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to a fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Standard & Poor's Ratings Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day); and Bloomberg, L.P. (full holdings daily, on the next business day).

FMR, its affiliates, or the funds will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the funds' SAI.

There can be no assurance that the funds' policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

FINANCIAL STATEMENTS

Each fund's financial statements and financial highlights for the fiscal year ended August 31, 2021, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies (such as central funds or other underlying funds) in which a fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

APPENDIX

Fidelity Advisor, Fidelity, Fidelity Investments & Pyramid Design, and Fidelity Advisor Freedom are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

Fund/Class	Ticker
Fidelity® Intermediate Bond Fund	FTHRX
Fidelity® Investment Grade Bond Fund/Fidelity® Investment Grade Bond Fund	FBNDX
Fidelity Advisor® Limited Term Bond Fund/Fidelity® Limited Term Bond Fund	FJRLX
Fidelity Advisor® Mortgage Securities Fund/Fidelity® Mortgage Securities Fund	FMSFX
Fidelity® Short-Term Bond Fund/Fidelity® Short-Term Bond Fund	FSHBX
Fidelity® Total Bond Fund/Fidelity® Total Bond Fund	FTBFX

Funds of Fidelity Advisor Series II, Fidelity Income Fund, and Fidelity Salem Street Trust

STATEMENT OF  ADDITIONAL INFORMATION

October 30, 2021

This statement of additional information (SAI) is not a prospectus. Portions of each fund's annual reports are incorporated herein. The annual reports are supplied with this SAI.

To obtain a free additional copy of a prospectus or SAI, dated October 30, 2021, or an annual report, please call Fidelity at 1-800-544-8544 or visit Fidelity’s web site at www.fidelity.com.

For more information on any Fidelity® fund, including charges and expenses, call Fidelity at the number indicated above for a free prospectus. Read it carefully before investing or sending money.

RCOM8-PTB-1021
1.835228.115

245 Summer Street, Boston, MA 02210

INVESTMENT POLICIES AND LIMITATIONS
SPECIAL GEOGRAPHIC CONSIDERATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING, SELLING, AND EXCHANGING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACTS
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT AGREEMENTS
SECURITIES LENDING
DESCRIPTION OF THE TRUSTS
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are each fund's fundamental investment limitations set forth in their entirety.

Diversification

For each fund:

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Senior Securities

For each fund:

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

For each fund:

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

For each fund:

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

For each fund:

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

For purposes of each of Fidelity Advisor® Limited Term Bond Fund's, Fidelity Advisor® Mortgage Securities Fund's, Fidelity® Intermediate Bond Fund's, Fidelity® Investment Grade Bond Fund's, Fidelity® Short-Term Bond Fund's, and Fidelity® Total Bond Fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Fidelity Management & Research Company LLC (FMR) looks through to the U.S. Government securities.

For purposes of each of Fidelity Advisor® Limited Term Bond Fund's, Fidelity Advisor® Mortgage Securities Fund's, Fidelity® Intermediate Bond Fund's, Fidelity® Investment Grade Bond Fund's, Fidelity® Short-Term Bond Fund's, and Fidelity® Total Bond Fund's concentration limitation discussed above, with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market central fund, FMR looks through to the holdings of the central fund.

For purposes of Fidelity Advisor® Mortgage Securities Fund's concentration limitation discussed above, the fund has been advised that the Staff of the Securities and Exchange Commission (SEC) does not consider proprietary strips of securities issued by the U.S. Government or its agencies or instrumentalities, and privately sponsored collateralized mortgage obligations (CMOs) backed by the U.S. Government or its agencies or instrumentalities to be U.S. Government securities.

For purposes of each of Fidelity Advisor® Limited Term Bond Fund's, Fidelity Advisor® Mortgage Securities Fund's, Fidelity® Intermediate Bond Fund's, Fidelity® Investment Grade Bond Fund's, Fidelity® Short-Term Bond Fund's, and Fidelity® Total Bond Fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.

Real Estate

For each fund:

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

For each fund:

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

For each fund:

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

Investing for Control or Management

For Fidelity® Intermediate Bond Fund and Fidelity® Investment Grade Bond Fund:

The fund may not invest in companies for the purpose of exercising control or management.

Pooled Funds

For Fidelity Advisor® Limited Term Bond Fund, Fidelity Advisor® Mortgage Securities Fund, and Fidelity® Intermediate Bond Fund:

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

For Fidelity® Investment Grade Bond Fund and Fidelity® Short-Term Bond Fund:

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by FMR or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Short Sales

For each fund:

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, except for sales of to be announced (TBA) securities, and provided that transactions in futures contracts, options, and swaps are not deemed to constitute selling securities short.

Margin Purchases

For each fund:

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

For each fund:

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

For each fund:

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of each fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

For each fund (other than Fidelity Advisor® Mortgage Securities Fund and Fidelity® Short-Term Bond Fund):

The fund does not currently intend to lend assets other than securities to other parties, except by (a) making direct loans to companies in which the fund has a pre-existing investment (b) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (c) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

For Fidelity Advisor® Mortgage Securities Fund and Fidelity® Short-Term Bond Fund:

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

Pooled Funds

For Fidelity Advisor® Limited Term Bond Fund, Fidelity Advisor® Mortgage Securities Fund, and Fidelity® Intermediate Bond Fund:

The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

For Fidelity® Investment Grade Bond Fund and Fidelity® Short-Term Bond Fund:

The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by FMR or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

In addition to each fund's fundamental and non-fundamental investment limitations discussed above:

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, each fund currently intends to comply with certain diversification limits imposed by Subchapter M.

The following pages contain more detailed information about types of instruments in which a fund may invest, techniques a fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. A fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, a fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.

On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "an adviser" or "the adviser" may relate to a fund's adviser or a sub-adviser, as applicable.

Affiliated Bank Transactions. A Fidelity® fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the SEC, the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Collateralized Loan Obligations (CLO) are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses. For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO trust typically have higher ratings and lower yields than their underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by a fund as illiquid securities, however an active dealer market may exist allowing them to qualify for Rule 144A transactions.

Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity® funds and other advisory clients only) shares of Fidelity® central funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity® funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees. The investment results of the portions of a Fidelity® fund's assets invested in the central funds will be based upon the investment results of those funds.

Commodity Futures Trading Commission (CFTC) Notice of Exclusion. The Adviser, on behalf of the Fidelity® funds to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. However, the CFTC has adopted certain rule amendments that significantly affect the continued availability of this exclusion, and may subject advisers to funds to regulation by the CFTC. As of the date of this SAI, the adviser does not expect to register as a CPO of the funds. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.

Disruption to Financial Markets and Related Government Intervention. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of events such as the 2008 economic downturn led the U.S. Government and other governments to take a number of then-unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments in unpredictable ways.

Similarly, widespread disease including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent a fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact a fund's ability to achieve its investment objective, and (iii) may exacerbate the risks discussed elsewhere in a fund’s registration statement, including political, social, and economic risks.

The value of a fund's portfolio is also generally subject to the risk of future local, national, or global economic or natural disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it remains uncertain that the U.S. Government or foreign governments will intervene in response to current or future market disturbances and the effect of any such future intervention cannot be predicted.

Dollar-Weighted Average Maturity is derived by multiplying the value of each security by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

Under certain circumstances, a fund may invest in nominally long-term securities that have maturity shortening features of shorter-term securities, and the maturities of these securities may be deemed to be earlier than their ultimate maturity dates by virtue of an existing demand feature or an adjustable interest rate. Under other circumstances, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. The maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

Duration is a measure of a bond's price sensitivity to a change in its yield. For example, if a bond has a 5-year duration and its yield rises 1%, the bond's value is likely to fall about 5%. Similarly, if a bond fund has a 5-year average duration and the yield on each of the bonds held by the fund rises 1%, the fund's value is likely to fall about 5%. For funds with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance will likely differ from the example.

Exposure to Foreign and Emerging Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, a fund's adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased investment or valuation risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes. Forward contracts not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying currency. All of these instruments and transactions are subject to the risk that the counterparty will default.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security denominated in a foreign currency is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used to protect a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also attempt to hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on an adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as an adviser anticipates. For example, if a currency's value rose at a time when a fund had hedged its position by selling that currency in exchange for dollars, the fund would not participate in the currency's appreciation. If a fund hedges currency exposure through proxy hedges, the fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if a fund increases its exposure to a foreign currency and that currency's value declines, the fund will realize a loss. Foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that a fund's hedging strategies will be ineffective. Moreover, it is impossible to precisely forecast the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expenses of such transaction), if an adviser's predictions regarding the movement of foreign currency or securities markets prove inaccurate.

A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. A fund will cover its exposure to foreign currency transactions with liquid assets in compliance with applicable requirements. There is no assurance that an adviser's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the fund to reduce foreign currency risk using such options.

Funds of Funds and Other Large Shareholders. Certain Fidelity® funds and accounts (including funds of funds) invest in other funds ("underlying funds") and, as a result, may at times have substantial investments in one or more underlying funds.

An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund's shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund's shares.

When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time.

Funds' Rights as Investors. Fidelity® funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. A fund's proxy voting guidelines are included in its SAI.

Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). In addition, some currently available futures contracts are based on Eurodollars. Positions in Eurodollar futures reflect market expectations of forward levels of three-month London Interbank Offered Rate (LIBOR) rates. Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant, when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's net asset value per share (NAV). The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the futures commission merchant of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the futures commission merchant's other customers, potentially resulting in losses to the fund. A fund is also required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or OTC. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to a futures commission merchant as described above for futures contracts.

If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in price increases and, if a call writer does not hold the underlying instrument, a call writer's loss is theoretically unlimited.

Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), asset swaps (e.g., where parties combine the purchase or sale of a bond with an interest rate swap), total return swaps, and credit default swaps. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member futures commission merchant may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce the distinction.

A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which a fund is the protection seller, the fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the fund by the credit default protection buyer. Any loss would be offset by the premium payments the fund receives as the seller of credit default protection. This risk for cleared swaps is generally lower than for uncleared swaps since the counterparty is a clearinghouse, but there can be no assurance that a clearinghouse or its members will satisfy its obligations.

If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity® fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that a fund will be able to do so, a fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. A fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.

A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In order to cover its outstanding obligations to a swap counterparty, a fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.

Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.

Hybrid and Preferred Securities. A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.

The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.

Illiquid Investments

means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund. Illiquid securities may include (1) repurchase agreements maturing in more than seven days without demand/redemption features, (2) OTC options and certain other derivatives, (3) private placements, (4) securities traded on markets and exchanges with structural constraints, and (5) loan participations.

Under the supervision of the Board of Trustees, a Fidelity® fund's adviser classifies the liquidity of the fund's investments and monitors the extent of funds’ illiquid investments.

Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.

Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment’s liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund’s investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.

Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.

On August 5, 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States one level to "AA+" from "AAA." While Standard & Poor's Ratings Services affirmed the United States' short-term sovereign credit rating as "A-1+," there is no guarantee that Standard & Poor's Ratings Services will not decide to lower this rating in the future. Standard & Poor's Ratings Services stated that its decision was prompted by its view on the rising public debt burden and its perception of greater policymaking uncertainty. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by Standard & Poor's Ratings Services decisions to downgrade the long-term sovereign credit rating of the United States.

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.

Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Insolvency of Issuers, Counterparties, and Intermediaries.

Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.

As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.

If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a Fidelity® fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A Fidelity® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand. A fund may acquire loans by buying an assignment of all or a portion of the loan from a lender or by purchasing a loan participation from a lender or other purchaser of a participation. If permitted, a fund also may originate or otherwise acquire loans directly at the time of the loan's closing.

Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Different types of assets may be used as collateral for a fund's loans and there can be no assurance that a fund will correctly evaluate the value of the assets collateralizing the fund's loans. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In any restructuring or bankruptcy proceedings relating to a borrower funded by a fund, a fund may be required to accept collateral with less value than the amount of the loan made by the fund to the borrower. Direct indebtedness of foreign countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Loans and other types of direct indebtedness (which a fund may originate, acquire or otherwise gain exposure to) may not be readily marketable and may be subject to restrictions on resale. Some indebtedness may be difficult to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a fund’s net asset value than if that value were based on readily available market quotations, and could result in significant variations in a fund’s daily share price. Some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

Direct lending and investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the lender/purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In the event of a default by the borrower, a fund may have difficulty disposing of the assets used as collateral for a loan. In addition, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest. Direct loans are typically not administered by an underwriter or agent bank. The terms of direct loans are negotiated with borrowers in private transactions. Direct loans are not publicly traded and may not have a secondary market.

A fund may seek to dispose of loans in certain cases, to the extent possible, through selling participations in the loan. In that case, a fund would remain subject to certain obligations, which may result in expenses for a fund and certain additional risks.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate lenders/purchasers, including a fund, to make additional cash payments on demand. These commitments may have the effect of requiring a lender/purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

In the process of originating, buying, selling and holding loans, a fund may receive and/or pay certain fees. These fees are in addition to the interest payments received and may include facility, closing or upfront fees, commitment fees and commissions. A fund may receive or pay a facility, closing or upfront fee when it buys or sells a loan. A fund may receive a commitment fee throughout the life of the loan or as long as the fund remains invested in the loan (in addition to interest payments) for any unused portion of a committed line of credit. Other fees received by the fund may include prepayment fees, covenant waiver fees, ticking fees and/or modification fees. Legal fees related to the originating, buying, selling and holding loans may also be borne by the fund (including legal fees to assess conformity of a loan investment with 1940 Act provisions).

When engaging in direct lending, if permitted, a fund’s performance may depend, in part, on the ability of the fund to originate loans on advantageous terms. A fund may compete with other lenders in originating and purchasing loans. Increased competition for, or a diminished available supply of, qualifying loans could result in lower yields on and/or less advantageous terms for such loans, which could reduce fund performance.

For a Fidelity® fund that limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

A fund may also obtain exposure to the lending activities described above indirectly through its investments in underlying Fidelity funds or other vehicles that may engage in such activities directly.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. Such analysis may focus on relative values based on factors such as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer, in an attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Low or Negative Yielding Securities. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including Japan and some European countries, are at or near historically low levels. Japan and those European countries have, from time to time, experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk for the markets as a whole and for the funds. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent a fund is exposed to such interest rates.

Mortgage Securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

On June 3, 2019, under the Federal Housing Finance Agency’s “Single Security Initiative”, Fannie Mae and Freddie Mac will start issuing uniform mortgage-backed securities (UMBS). UMBS will be eligible for delivery into the To-Be-Announced (TBA) market. Each UMBS will have a 55-day remittance cycle and can be used as collateral in either a Fannie Mae® or Freddie Mac® security or held for investment. Freddie Mac’s legacy TBA-eligible securities have a 45-day remittance cycle and will not be directly eligible for delivery in settlement of a UMBS trade. Freddie Mac will offer investors the opportunity to exchange outstanding legacy mortgage-backed securities for mirror UMBS with a 55-day remittance period. The exchange offer includes compensation for the 10-day delay in receipt of payments. A fund’s ability to invest in UMBS to the same degree that the fund currently invests in Fannie Mae and Freddie Mac mortgage-backed securities is uncertain.

While Fannie Mae and Freddie Mac have taken steps for a smooth transition to the issuance of UMBS, the effects of the issuance of UMBS on the mortgage-backed securities and TBA markets are uncertain and there may be factors that affect the timing of the transition to UMBS or the ability of market participants, including a fund, to adapt to the issuance of UMBS. A fund may need to consider the tax and accounting issues raised by investments in UMBS and/or the exchange of legacy Freddie Mac securities for UMBS. Additionally, there could be divergence in prepayment rates of UMBS issued by Fannie Mae and Freddie Mac, which could lead to differences in the prices of Fannie Mae- and Freddie Mac-issued UMBS if Fannie Mae and Freddie Mac fail to align programs, policies and practices that affect prepayments.

The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

A fund may seek to earn additional income by using a trading strategy (commonly known as "mortgage dollar rolls" or "reverse mortgage dollar rolls") that involves selling (or buying) mortgage securities, realizing a gain or loss, and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities that are permissible investments for the fund. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction, a fund is entitled to interest and principal payments on the securities purchased. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

Real Estate Investment Trusts (REITs). REITs issue debt securities to fund the purchase and/or development of commercial properties. The value of these debt securities may be affected by changes in the value of the underlying property owned by the trusts, the creditworthiness of the trusts, interest rates, and tax and regulatory requirements. REITs are dependent upon management skill and the cash flow generated by the properties owned by the trusts. REITs are at the risk of the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.

Restricted Securities (including Private Placements) are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities, including private placements of private and public companies, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage.

Securities Lending. A Fidelity® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate, National Financial Services LLC (NFS). Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity® fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.

The Fidelity® funds have retained agents, including NFS, an affiliate of the funds, to act as securities lending agent. If NFS acts as securities lending agent for a fund, it is subject to the overall supervision of the fund’s adviser, and NFS will administer the lending program in accordance with guidelines approved by the fund’s Trustees.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies,

including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.

A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, the Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.

Special Purpose Acquisition Companies (“SPACs”). A fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool money to seek potential acquisition opportunities. SPACs are collective investment structures formed to raise money in an initial public offering for the purpose of merging with or acquiring one or more operating companies (the “de-SPAC Transaction”). Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. In connection with a de-SPAC Transaction, the SPAC may complete a PIPE (private investment in public equity) offering with certain investors. A fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its de-SPAC Transaction.

Because SPACs do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. An investment in a SPAC is subject to a variety of risks, including that (i) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (ii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (iii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; (iv) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the fund believes is the SPAC interest’s intrinsic value; (v) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of shareholders; (vi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (vii) the warrants or other rights with respect to the SPAC held by a fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (viii) a fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; and (ix) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction.

Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold, but only pursuant to an effective registration statement or other exemption from registration. The securities issued by a SPAC, which are typically traded either in the over-the-counter market or on an exchange, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.

Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

Structured Securities (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.

Temporary Defensive Policies. Each of Fidelity Advisor® Limited Term Bond Fund, Fidelity Advisor® Mortgage Securities Fund, Fidelity® Intermediate Bond Fund, Fidelity® Investment Grade Bond Fund, Fidelity® Short-Term Bond Fund, and Fidelity® Total Bond Fund reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.

Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.

If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the funds when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank account overnight. Any risks associated with such an account are investment risks of the funds. A fund faces the risk of loss of these balances if the bank becomes insolvent.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality, sometimes subject to a cap or floor on such rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. For purposes of determining the maximum maturity of a variable or floating rate security, a fund's adviser may take into account normal settlement periods.

In addition to other interbank offered rates (IBORs), the most common benchmark rate for floating rate securities is LIBOR, which is the rate of interest offered on short-term interbank deposits, as determined by trading between major international banks. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other IBORs were susceptible to manipulation. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of U.S. dollar overnight borrowings) and the Sterling Overnight Index Average rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). In March 2021, the United Kingdom’s Financial Conduct Authority and ICE Benchmark Authority formally announced the dates after which the LIBORs will no longer be representative and subsequently cease publication. Certain LIBOR settings will cease publication after the end of 2021. However, the publication of certain other LIBOR settings will continue through at least mid-2023. While various regulators and industry bodies are working globally on transitioning to alternative rates, there remains uncertainty regarding the future utilization of the IBORs and the transition to, and the nature of, replacement rates. As such, the effect of a transition away from the IBORs on a fund and the financial instruments in which it invests cannot yet be determined, and may depend on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts; (ii) the effect of new legislation relating to the discontinuation of LIBOR and the use of replacement rates, and (iii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Such transition may result in a reduction in the value of IBOR-based instruments held by a fund, a reduction in the effectiveness of certain hedging transactions and increased illiquidity and volatility in markets that currently rely on an IBOR to determine interest rates, any of which could adversely impact the fund’s performance.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

A fund may also engage in purchases or sales of "to be announced" or "TBA" securities, which usually are transactions in which a fund buys or sells mortgage-backed securities on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount. TBA trades can be used by a fund for investment purposes in order to gain exposure to certain securities, or for hedging purposes to adjust the risk exposure of a fund portfolio without having to restructure a portfolio. Purchases and sales of TBA securities involve risks similar to those discussed above for other when-issued and forward purchase and sale transactions. In addition, when a fund sells TBA securities, it incurs risks similar to those incurred in short sales. For example, when a fund sells TBA securities without owning or having the right to obtain the deliverable securities, it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. Also, a fund may be unable to purchase the deliverable securities if the corresponding market is illiquid. In such transactions, the fund will set aside liquid assets in an amount sufficient to offset its exposure as long as the fund's obligations are outstanding.

Under the Federal Housing Finance Agency’s “Single Security Initiative” intended to maximize liquidity for both Fannie Mae and Freddie Mac mortgage-backed securities in the TBA market, Fannie Mae and Freddie Mac expect to start issuing UMBS in place of their current separate offerings of TBA-eligible mortgage-backed securities. The effects of the issuance of UMBS on the TBA market are uncertain.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.

Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund’s service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund’s manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

While a fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

SPECIAL GEOGRAPHIC CONSIDERATIONS

Emerging Markets. Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less oversight and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors, restrict an investor's ability to sell or redeem securities, decide to suspend or limit an issuer's ability to make dividend or interest payments; and/or may limit or entirely restrict repatriation of invested capital, profits, and dividends; (v) capital gains may be subject to local taxation, including on a retroactive basis; (vi) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (vii) investors may experience difficulty in enforcing legal claims related to the securities, shareholder claims common in the United States may not exist in emerging markets, and/or local judges may favor the interests of the issuer over those of foreign investors; (viii) U.S. authorities may be unable to investigate, bring, or enforce actions against non-U.S. companies and non-U.S. persons; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities; and (xi) infrequent financial reporting, substandard disclosure, and differences in accounting standards may make it difficult to ascertain the financial health of an issuer. In addition, unlike developed countries, many emerging countries' economic growth highly depends on exports and inflows of external capital, making them more vulnerable to the downturns of the world economy. The enduring low growth in the global economy has weakened the global demand for emerging market exports and tightened international credit supplies, highlighting the sensitivity of emerging economies to the performance of their trading partners. Developing countries may also face disproportionately large exposure to the negative effects of climate change, due to both geography and a lack of access to technology to adapt to its effects, which could include increased frequency and severity of natural disasters and extreme weather events such as droughts, rising sea levels, decreased crop yields, and increased spread of disease, all of which could harm performance of affected economies. Given the particular vulnerability of emerging market countries to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on developing countries.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret or laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak, not enforced consistently, or non-existent. Sudden changes in governments or the transition of regimes may result in policies that are less favorable to investors such as the imposition of price controls or policies designed to expropriate or nationalize "sovereign" assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

The United States, other nations, or other governmental entities (including supranational entities) could impose sanctions on a country involved in such conflicts that limit or restrict foreign investment, the movement of assets or other economic activity in that country. In addition, an imposition of sanctions upon certain issuers in a country could have a materially adverse effect on the value of such companies' securities, delay a fund's ability to exercise certain rights as security holder, and/or impair a fund's ability to meet its investment objectives. A fund may be prohibited from investing in securities issued by companies subject to such sanctions and may be required to freeze its existing investments in those companies, prohibiting the fund from selling or otherwise transacting in these investments. Such sanctions, or other intergovernmental actions that may be taken in the future, may result in the devaluation of the country's currency, a downgrade in the country's credit rating, and/or a decline in the value and liquidity of impacted company stocks.

Many emerging market countries in which a fund may invest lack the social, political, and economic stability characteristic exhibited by developed countries. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, governmental corruption, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation (or taxes on foreign investments); and (v) imposition of trade barriers.

Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves, which has resulted in some governments restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial relative to their actual market values.

Governments of many emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs that cause huge budget deficits. Often, interest payments have become too overwhelming for these governments to meet, as these payments may represent a large percentage of a country's total GDP. Accordingly, these foreign obligations have become the subject of political debate within emerging market countries, which has resulted in internal pressure for such governments to not make payments to foreign creditors, but instead to use these funds for social programs. As a result of either an inability to pay or submission to political pressure, the governments sought to restructure their loan and/or bond obligations, have declared a temporary suspension of interest payments, or defaulted (in part or full) on their outstanding debt obligations. These events have adversely affected the values of securities issued by the governments and corporations domiciled in these emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well. Emerging markets have also benefited from continued monetary policies adopted by the central banks of developed countries. After a period of continuously raising interest rates, the U.S. Federal Reserve and central banks in other developed countries have reduced interest rates to historically low levels. To the extent the Federal Reserve Board maintains near zero rates, emerging market economies may benefit.

In addition to their continued reliance on international capital markets, many emerging economies are also highly dependent on international trade and exports, including exports of oil and other commodities. As a result, these economies are particularly vulnerable to downturns of the world economy. In recent years, emerging market economies have been subject to tightened international credit supplies and weakened global demand for their exports and, as a result, certain of these economies faced significant difficulties and some economies face recessionary concerns. Over the last decade, emerging market countries, and companies domiciled in such countries, have acquired significant debt levels. Any increase in U.S. interest rates could restrict the access to relatively inexpensive credit supplies and jeopardize the ability of emerging market countries to pay their respective debt service obligations. Although certain emerging market economies have shown signs of growth and recovery, continued growth is dependent on the uncertain economic outlook of China, Japan, the European Union, and the United States. The reduced demand for exports and lack of available capital for investment resulting from the European debt crisis, a slowdown in China, the effects of the COVID-19 pandemic, and persistent low growth in the global economy may inhibit growth for emerging market countries.

PORTFOLIO TRANSACTIONS

Orders for the purchase or sale of portfolio securities are placed on behalf of a fund by Fidelity Management & Research Company LLC (FMR or the Adviser) pursuant to authority contained in the management contract. To the extent that the Adviser grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section. Furthermore, the sub-adviser's trading and associated policies, which may differ from the Adviser's policies, may apply to that fund, subject to applicable law.

The Adviser or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

A fund will not incur any commissions or sales charges when it invests in shares of mutual funds (including any underlying central funds), but it may incur such costs when it invests directly in other types of securities.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by a fund for any fixed-income security, the price paid by a fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.

The Trustees of each fund periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of each fund. The Trustees also review the compensation paid by each fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

The Selection of Securities Brokers and Dealers

The Adviser or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) to place or execute a fund’s portfolio securities transactions. In selecting brokers, including affiliates of the Adviser, to execute a fund’s portfolio securities transactions, the Adviser or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to the Adviser’s or its affiliates’ overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund’s portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, the Adviser or its affiliates may choose to execute an order using ECNs, including broker-sponsored algorithms, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors include, but are not limited to, the following: price; costs; the size, nature and type of the order; the speed of execution; financial condition and reputation of the broker; broker specific considerations (e.g.; not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader’s assessment of whether and how closely the broker likely will follow the trader’s instructions to the broker; confidentiality and the potential for information leakage; the nature or existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.

In seeking best execution for portfolio securities transactions, the Adviser or its affiliates may from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. The Adviser or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. Occasionally the Adviser or its affiliates execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of the Adviser or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. The Adviser or its affiliates execute futures transactions verbally and electronically.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of the Adviser) that execute transactions for a fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to the Adviser or its affiliates.

Research Products and Services. These products and services may include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in video and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. The Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement the Adviser's or its affiliates' own research activities in providing investment advice to the funds.

Execution Services. In addition, when permissible under applicable law, brokerage and research products and services include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. Although the Adviser or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they may use commission dollars to obtain certain products or services that are not used exclusively in the Adviser's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, the Adviser or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").

Benefit to the Adviser. The Adviser's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. Therefore, an economic incentive exists for the Adviser or its affiliates to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on the Adviser’s or its affiliates’ funds interest in receiving most favorable execution. The Adviser and its affiliates manage the receipt of brokerage and research products and services and the potential for conflicts through its Commission Uses Program. The Commission Uses Program effectively “unbundles” commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. Those brokers have client commission arrangements (each a CCA) in place with the Adviser and its affiliates (each of those brokers referred to as CCA brokers). In selecting brokers for executing transactions on behalf of the fund, the trading desks through which the Adviser or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the funds based on the quality of execution without any consideration of brokerage and research products and services the CCA broker provides. Commissions paid to a CCA broker include both an execution commission and a research charge, and while the CCA broker receives the entire commission, it retains the execution commission and either credits or transmits the research portion (also known as “soft dollars,”) to a CCA pool maintained by each CCA broker. Soft dollar credits (credits) accumulated in CCA pools are used to pay research expenses. In some cases, the Adviser or its affiliates may request that a broker which is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid with credits from the CCA pool. The administration of brokerage and research products and services is managed separately from the trading desks, and traders have no responsibility for administering the research program, including the payment for research. The Adviser or its affiliates may use a third-party aggregator to facilitate payments to research providers. Where an aggregator is involved, the aggregator would maintain credits in an account that is segregated from the aggregator’s proprietary assets and the assets of its other clients and use those credits to pay research providers as instructed by the Adviser or its affiliates. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that the Adviser or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to the Adviser or its affiliates or have no explicit cost associated with them. In addition, the Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker’s overall services.

The Adviser's Decision-Making Process. In connection with the allocation of fund brokerage, the Adviser or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to the Adviser or its affiliates, viewed in terms of the particular transaction for a fund or the Adviser's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which the Adviser or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with a fund's brokerage may not benefit all funds and certain funds may receive the benefit of the brokerage and research product or services obtained with other funds’ commissions. As required under applicable laws or fund policy, commissions generated by certain funds may only be used to obtain certain brokerage and research products and services. As a result, certain funds may pay more proportionately of certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each fund continues to be allocated equitably. While the Adviser or its affiliates take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither the Adviser, its affiliates, nor the funds incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, for funds managed by the Adviser or its affiliates outside of the European Union or the United Kingdom, these brokerage and research products and services assist the Adviser or its affiliates in terms of their overall investment responsibilities to a fund or any other investment companies and investment accounts for which the Adviser or its affiliates may have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by the Adviser or its affiliates, and not every fund or investment account uses the brokerage and research products and services that may have been acquired through that fund’s commissions.

Research Contracts. The Adviser or its affiliates have arrangements with certain third-party research providers and brokers through whom the Adviser or its affiliates effect fund trades, whereby the Adviser or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, the Adviser or its affiliates may still cause a fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to the Adviser or its affiliates, or that may be available from another broker. The Adviser's or its affiliates' determination to pay for research products and services separately is wholly voluntary on the Adviser's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Funds Managed within the European Union. The Adviser and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as “MiFID II”, as implemented in the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the FCA), where applicable.

Funds, or portions thereof, that are managed within the United Kingdom by FMR Investment Management (UK) Limited (FMR UK) use research payment accounts (RPAs) to cover costs associated with equity and high income external research that is consumed by those funds or investment accounts in accordance with MiFID II and FCA regulations. With RPAs, funds pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission1. For funds that use an RPA, FMR UK establishes a research budget. The budget is set by first grouping funds or investment accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union or the United Kingdom. In this regard, research budgets are set by research needs and are not otherwise linked to the volume or value of transactions executed on behalf of the fund or investment account. For funds where portions are managed both within and outside of the United Kingdom, external research may be paid using both a CCA and an RPA. Determinations of what is eligible research and how costs are allocated are made in accordance with the Adviser’s and its affiliates’ policies and procedures. Costs for research consumed by funds that use an RPA will be allocated among the funds or investment accounts within defined strategies pro rata based on the assets under management for each fund or investment account. While the research charge paid on behalf of any one fund that uses an RPA varies over time, the overall research charge determined at the fund level on an annual basis will not be exceeded.

FMR UK is responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets will be maintained in accounts at a third-party depository institution, held in the name of FMR UK. FMR UK provides on request, a summary of: (i) the providers paid from the RPA; (ii) the total amount they were paid over a defined period; (iii) the benefits and services received by FMR UK; and (iv) how the total amount spent from the RPA compares to the research budget set for that period, noting any rebate or carryover if residual funds remain in the RPA.

Impacted funds, like those funds that participate in CCA pools, may make payments to a broker that include both an execution commission and a research charge, but unlike CCAs (for which research charges may be retained by the CCA broker and credited to the CCA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA are used to satisfy external research costs consumed by the funds.

If the costs of paying for external research exceed the amount initially agreed in relation to funds in a given strategy, the Adviser or its affiliates may continue to charge those funds or investment accounts beyond the initially agreed amount in accordance with MiFID II, continue to acquire external research for the funds or investment accounts using its own resources, or cease to purchase external research for those funds or investment accounts until the next annual research budget. If assets for specific funds remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year’s research charges for those funds or rebated to those funds.

Funds managed by FMR UK that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FMR UK and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMR UK portfolio managers that manage fixed income funds or investment accounts in any manner inconsistent with MiFID II and FCA regulations.

1The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would be permissible under Section 28(e) of the Securities Exchange Act of 1934 by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage products and services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered "commissions" for Section 28(e) purposes.

Commission Recapture

From time to time, the Adviser or its affiliates engages in brokerage transactions with brokers (who are not affiliates of the Adviser) who have entered into arrangements with the Adviser or its affiliates under which the broker may rebate a portion of the compensation paid by a fund (commission recapture). Not all brokers with whom a fund trades have been asked to participate in brokerage commission recapture.

Affiliated Transactions

The Adviser or its affiliates place trades with certain brokers, including NFS, through its Fidelity Capital Markets (FCM) division, and Luminex Trading & Analytics LLC (Luminex), with whom they are under common control or otherwise affiliated, provided the Adviser or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the funds and subject to other applicable law. In addition, from time to time, the Adviser or its affiliates place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent.

Trades may be executed through alternative trading systems or national securities exchanges in which the Adviser or its affiliates have an interest. Any decision to execute a trade through an alternative trading system or exchange in which the Adviser or its affiliates have an interest would be made in accordance with applicable law, including best execution obligations. For trades placed on such a system or exchange, not limited to ones in which the Adviser or its affiliates may have an ownership interest, the Adviser or its affiliates may benefit in the form of increased valuation(s) of its equity interest, where it has an ownership interest, or other remuneration, including rebates.

The Trustees of each fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

Non-U.S. Securities Transactions

To facilitate trade settlement and related activities in non-U.S. securities transactions, the Adviser or its affiliates effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions are effected on behalf of funds by parties other than the Adviser or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.

Trade Allocation

Although the Trustees and officers of each fund are substantially the same as those of certain other Fidelity® funds, investment decisions for each fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by the Adviser to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as a fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds.

Commissions Paid A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

The following table shows each fund's portfolio turnover rate for the fiscal periods ended August 31, 2021 and 2020. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Adviser's investment outlook, as well as changes in mortgage dollar roll transaction volume.

The variation in Fidelity Advisor® Mortgage Securities Fund’s portfolio turnover rate during its most recent fiscal year was the result of opportunistic activity during periods of increased market volatility.

Turnover Rates	2021	2020
Fidelity® Intermediate Bond Fund	102%	99%
Fidelity® Investment Grade Bond Fund	40%	118%
Fidelity Advisor® Limited Term Bond Fund	81%	54%
Fidelity Advisor® Mortgage Securities Fund	1032%	741%
Fidelity® Short-Term Bond Fund	64%	67%
Fidelity® Total Bond Fund	195%	222%

During the fiscal year ended August 31, 2021, each of Fidelity Advisor® Limited Term Bond Fund, Fidelity® Intermediate Bond Fund, Fidelity® Investment Grade Bond Fund, Fidelity® Short-Term Bond Fund, and Fidelity® Total Bond Fund held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by a fund as of the fiscal year ended August 31, 2021.

Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
Fidelity® Intermediate Bond Fund	Bank of America Corp.	$ 52,845,000
	Barclays PLC	$ 20,943,000
	Citigroup, Inc.	$ 11,988,000
	Deutsche Bank AG	$ 31,949,000
	Goldman Sachs Group, Inc.	$ 16,714,000
	JPMorgan Chase & Co.	$ 43,691,000
	Morgan Stanley	$ 28,328,000
Fidelity® Investment Grade Bond Fund	Bank of America Corp.	$ 213,419,000
	Barclays PLC	$ 61,093,000
	BNP Paribas	$ 9,272,000
	Citigroup, Inc.	$ 199,857,000
	Deutsche Bank AG	$ 35,801,000
	Goldman Sachs Group, Inc.	$ 141,057,000
	JPMorgan Chase & Co.	$ 36,484,000
	Morgan Stanley	$ 89,923,000
Fidelity Advisor® Limited Term Bond Fund	Bank of America Corp.	$ 72,202,084
	Barclays PLC	$ 34,638,263
	Citigroup, Inc.	$ 19,395,838
	Deutsche Bank AG	$ 53,822,074
	Goldman Sachs Group, Inc.	$ 74,148,992
	JPMorgan Chase & Co.	$ 77,915,151
	Morgan Stanley	$ 69,909,009
Fidelity® Short-Term Bond Fund	Bank of America Corp.	$ 40,700,000
	Barclays PLC	$ 17,193,000
	BNP Paribas	$ 21,569,000
	Citigroup, Inc.	$ 19,058,000
	Credit Suisse Group	$23,148,000
	Deutsche Bank AG	$39,090,000
	Goldman Sachs Group, Inc.	$48,603,000
	JPMorgan Chase & Co.	$34,951,000
	Morgan Stanley	$50,971,000
Fidelity® Total Bond Fund	Bank of America Corp.	$ 209,586,366
	Barclays PLC	$ 117,223,034
	Citigroup, Inc.	$ 203,348,515
	Credit Suisse Group	$213,527,259
	Deutsche Bank AG	$ 223,105,026
	Goldman Sachs Group, Inc.	$ 367,352,222
	JPMorgan Chase & Co.	$ 255,910,478
	Morgan Stanley	$ 287,854,159

The following table shows the total amount of brokerage commissions paid by each fund, comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal years ended August 31, 2021, 2020, and 2019. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.

Fund	Fiscal Year Ended	Dollar Amount	Percentage of Average Net Assets
Fidelity® Intermediate Bond Fund	August 31
	2021	$4,969	0.00%
	2020	$8,256	0.00%
	2019	$842	0.00%
Fidelity® Investment Grade Bond Fund	August 31
	2021	$0	0.00%
	2020	$0	0.00%
	2019	$0	0.00%
Fidelity Advisor® Limited Term Bond Fund	August 31
	2021	$10,477	0.00%
	2020	$19,237	0.00%
	2019	$6,177	0.00%
Fidelity Advisor® Mortgage Securities Fund	August 31
	2021	$36,226	0.00%
	2020	$33,497	0.00%
	2019	$33,725	0.00%
Fidelity® Short-Term Bond Fund	August 31
	2021	$8,061	0.00%
	2020	$38,039	0.00%
	2019	$16,748	0.00%
Fidelity® Total Bond Fund	August 31
	2021	$186,791	0.00%
	2020	$211,852	0.00%
	2019	$170,132	0.00%

The table below shows the total amount of brokerage commissions paid by each fund to an affiliated broker for the past three fiscal years. The table also shows the approximate amount of aggregate brokerage commissions paid by a fund to an affiliated broker as a percentage of the approximate aggregate dollar amount of transactions for which the fund paid brokerage commissions as well as the percentage of transactions effected by a fund through an affiliated broker, in each case for the fiscal year ended 2021. Affiliated brokers are paid on a commission basis.

Fund(s)	Fiscal Year End Aug 31	Broker	Affiliated With	Commissions	Percentage of Aggregate Brokerage Commissions	Percentage of Aggregate Dollar Amount of Brokerage Transactions
Fidelity® Intermediate Bond Fund	2021	FCM	FMR LLC	$0	0.00%	0.00%
	2021	Luminex	FMR LLC	$0	0.00%	0.00%
	2020	FCM	FMR LLC	$0
	2020	Luminex	FMR LLC	$0
	2019	FCM	FMR LLC	$0
	2019	Luminex	FMR LLC	$0
Fidelity® Investment Grade Bond Fund	2021	FCM	FMR LLC	$0	0.00%	0.00%
	2021	Luminex	FMR LLC	$0	0.00%	0.00%
	2020	FCM	FMR LLC	$0
	2020	Luminex	FMR LLC	$0
	2019	FCM	FMR LLC	$0
	2019	Luminex	FMR LLC	$0
Fidelity Advisor® Limited Term Bond Fund	2021	FCM	FMR LLC	$0	0.00%	0.00%
	2021	Luminex	FMR LLC	$0	0.00%	0.00%
	2020	FCM	FMR LLC	$0
	2020	Luminex	FMR LLC	$0
	2019	FCM	FMR LLC	$0
	2019	Luminex	FMR LLC	$0
Fidelity Advisor® Mortgage Securities Fund	2021	FCM	FMR LLC	$0	0.00%	0.00%
	2021	Luminex	FMR LLC	$0	0.00%	0.00%
	2020	FCM	FMR LLC	$0
	2020	Luminex	FMR LLC	$0
	2019	FCM	FMR LLC	$0
	2019	Luminex	FMR LLC	$0
Fidelity® Short-Term Bond Fund	2021	FCM	FMR LLC	$0	0.00%	0.00%
	2021	Luminex	FMR LLC	$0	0.00%	0.00%
	2020	FCM	FMR LLC	$0
	2020	Luminex	FMR LLC	$0
	2019	FCM	FMR LLC	$0
	2019	Luminex	FMR LLC	$0
Fidelity® Total Bond Fund	2021	FCM	FMR LLC	$456	0.24%	0.01%
	2021	Luminex	FMR LLC	$120	0.06%	0.00%
	2020	FCM	FMR LLC	$10
	2020	Luminex	FMR LLC	$0
	2019	FCM	FMR LLC	$11
	2019	Luminex	FMR LLC	$0

The following table shows the dollar amount of brokerage commissions paid to firms that may have provided research or brokerage services and the approximate dollar amount of the transactions involved for the fiscal year ended 2021.

Fund	Fiscal Year Ended	$ Amount of Commissions Paid to Firms for Providing Research or Brokerage Services	$ Amount of Brokerage Transactions Involved
Fidelity® Intermediate Bond Fund	August 31, 2021	$0	$0
Fidelity® Investment Grade Bond Fund	August 31, 2021	$0	$0
Fidelity Advisor® Limited Term Bond Fund	August 31, 2021	$0	$0
Fidelity Advisor® Mortgage Securities Fund	August 31, 2021	$0	$0
Fidelity® Short-Term Bond Fund	August 31, 2021	$0	$0
Fidelity® Total Bond Fund	August 31, 2021	$4,066	$7,320,080

The following table shows the brokerage commissions that were allocated for research or brokerage services for the twelve-month period ended June 30, 2021.

Fund	Twelve Month Period Ended	$ Amount of Commissions Allocated for Research or Brokerage Services(1)
Fidelity® Intermediate Bond Fund	June 30, 2021	$0
Fidelity® Investment Grade Bond Fund	June 30, 2021	$0
Fidelity Advisor® Limited Term Bond Fund	June 30, 2021	$0
Fidelity Advisor® Mortgage Securities Fund	June 30, 2021	$0
Fidelity® Short-Term Bond Fund	June 30, 2021	$0
Fidelity® Total Bond Fund	June 30, 2021	$933

(1) The staff of the Securities and Exchange Commission (SEC) addressed concerns that reliance on an RPA mechanism to pay for research would not be deemed a “commission” for purposes of Section 28(e) by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage services so long as certain conditions were met. Therefore, references to “research charges” as part of the RPA mechanism to satisfy MiFID II requirements can be considered commissions for Section 28(e) purposes.

VALUATION

The NAV is the value of a single share. For a non-multiple class fund, NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding. For a multiple class fund, NAV is computed by adding a class's pro rata share of the value of the fund's investments, cash, and other assets, subtracting the class's pro rata share of the fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding.

The Board of Trustees has ultimate responsibility for pricing, but has delegated day-to-day valuation responsibilities to FMR. FMR has established the FMR Fair Value Committee (the Committee) to fulfill these responsibilities.

Shares of open-end investment companies (including any underlying central funds) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies.

Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying central fund, are valued as follows:

Most equity securities are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.

Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.

Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.

Prices described above are obtained from pricing services that have been approved by the Board of Trustees. A number of pricing services are available and the funds may use more than one of these services. The funds may also discontinue the use of any pricing service at any time. A fund's adviser engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.

Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.

Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading.

In determining the fair value of a private placement security for which market quotations are not available, the Committee generally applies one or more valuation methods including the market approach, income approach and cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

Each fund's adviser reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the fund’s investments and ratifies the fair value determinations of the Committee.

BUYING, SELLING, AND EXCHANGING INFORMATION

A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the NAV of a fund or class, as applicable. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.

Each fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. A fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, a fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES

Dividends. Because each fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders or the long-term capital gains tax rates available to individuals. Short-term capital gains are taxable at ordinary income tax rates. A portion of each fund's dividends may be exempt from state and local taxation to the extent that they are derived from certain U.S. Government securities and meet certain requirements. Distributions by a fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).

Capital Gain Distributions. Unless your shares of a fund are held in a tax-advantaged retirement plan, each fund's long-term capital gain distributions, including amounts attributable to an underlying fund's long-term capital gain distributions, are federally taxable to shareholders generally as capital gains.

The following table shows a fund's aggregate capital loss carryforward as of August 31, 2021, which is available to offset future capital gains. A fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.

Fund Name	Fidelity® Intermediate Bond Fund	Fidelity® Investment Grade Bond Fund	Fidelity Advisor® Limited Term Bond Fund	Fidelity Advisor® Mortgage Securities Fund
Capital Loss Carryforward (CLC)	$0	$0	$0	$0
Fund Name	Fidelity® Short-Term Bond Fund	Fidelity® Total Bond Fund
Capital Loss Carryforward (CLC)	$0	$89,136,604

Returns of Capital. If a fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold in taxable accounts.

Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by a fund with respect to foreign securities held directly by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by a fund. Because each fund does not currently anticipate that securities of foreign issuers or underlying regulated investment companies will constitute more than 50% of its total assets at the end of its fiscal year, or fiscal quarter, respectively, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

Tax Status of the Funds. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board (if any), and officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 178 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee of Fidelity Salem Street Trust

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

* Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013 or 2016

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014 or 2016

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Standing Committees of the Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has four standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Kenneally currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates, including matters involving potential claims of one or more funds (e.g. for reimbursements of expenses or losses) against FMR, and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds' Chief Compliance Officer (CCO). The committee (i) serves as a primary point of contact (generally after the Independent Trustee who serves as a liaison for the CCO) for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO's compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO. During the fiscal year ended August 31, 2021, the committee held 12 meeting(s).

The Audit Committee is composed of all of the Independent Trustees, with Ms. Acton currently serving as Chair. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair or a majority of committee members. The committee meets separately, at least annually, with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds' outside auditors, and with the funds' CCO. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process from the funds' Treasurer and outside auditors and will oversee the resolution of any disagreements concerning financial reporting among applicable parties. The committee will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' outside auditor, internal audit personnel of FMR LLC and legal counsel, as appropriate, matters related to the audits of the funds' financial statements. The committee will discuss regularly and oversee the review of the internal controls of the funds and their service providers with respect to accounting, financial matters and risk management programs related to the funds. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended August 31, 2021, the committee held four meeting(s).

The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Murray currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee reviews and approves annually Fair Value Committee Policies recommended by the FMR Fair Value Committee and oversees particular valuations or fair valuation methodologies employed by the FMR Fair Value Committee as circumstances may require. The Committee also reviews actions taken by the FMR Fair Value Committee. The Committee does not oversee the day-to-day operational aspects of the valuation and calculation of the net asset value of the funds, which have been delegated to the FMR Fair Value Committee and Fidelity Service Company, Inc. (FSC). During the fiscal year ended August 31, 2021, the committee held six meeting(s).

The Governance and Nominating Committee is composed of Messrs. Kenneally (Chair) and Gartland (Vice Chair), and Ms. Acton. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It monitors the performance of legal counsel employed by both the funds and the Independent Trustees. The committee will engage and oversee any counsel utilized by the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee also approves Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee oversees compliance with the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee reviews the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "recommended practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended August 31, 2021, the committee held ten meeting(s).

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2020.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	JonathanChiel	Abigail P.Johnson	JenniferToolin McAuliffe
Fidelity® Intermediate Bond Fund	$10,001 - $50,000	none	none
Fidelity® Investment Grade Bond Fund	$10,001 - $50,000	none	over $100,000
Fidelity Advisor® Limited Term Bond Fund	--(1)	over $100,000	none
Fidelity Advisor® Mortgage Securities Fund	--(1)	none	none
Fidelity® Short-Term Bond Fund	none	over $100,000	none
Fidelity® Total Bond Fund	--(1)	over $100,000	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000

(1) Currently, Mr. Chiel is not a Trustee of Fidelity Advisor Series II or Fidelity Income Fund.

Independent Trustees
DOLLAR RANGE OF FUND SHARES	Elizabeth S.Acton	Ann E.Dunwoody	JohnEngler	Robert F.Gartland
Fidelity® Intermediate Bond Fund	none	none	none	none
Fidelity® Investment Grade Bond Fund	none	none	$1 - $10,000	none
Fidelity Advisor® Limited Term Bond Fund	none	none	none	none
Fidelity Advisor® Mortgage Securities Fund	none	none	none	none
Fidelity® Short-Term Bond Fund	$50,001 - $100,000	none	none	over $100,000
Fidelity® Total Bond Fund	over $100,000	none	$1 - $10,000	over $100,000
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Arthur E.Johnson	Michael E.Kenneally	Marie L.Knowles	Mark A.Murray
Fidelity® Intermediate Bond Fund	none	none	none	none
Fidelity® Investment Grade Bond Fund	none	none	none	none
Fidelity Advisor® Limited Term Bond Fund	none	none	over $100,000	none
Fidelity Advisor® Mortgage Securities Fund	none	none	none	none
Fidelity® Short-Term Bond Fund	none	none	none	none
Fidelity® Total Bond Fund	over $100,000	none	none	over $100,000
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended August 31, 2021, or calendar year ended December 31, 2020, as applicable.

Compensation Table(1)
AGGREGATE COMPENSATION FROM A FUND	Elizabeth S.Acton	Ann E.Dunwoody	JohnEngler	Robert F.Gartland
Fidelity® Intermediate Bond Fund(2)	$925	$852	$852	$879
Fidelity® Investment Grade Bond Fund(3)	$2,765	$2,548	$2,549	$2,630
Fidelity Advisor® Limited Term Bond Fund	$1,108	$1,022	$1,022	$1,054
Fidelity Advisor® Mortgage Securities Fund	$349	$321	$321	$332
Fidelity® Short-Term Bond Fund	$1,027	$947	$947	$977
Fidelity® Total Bond Fund(4)	$9,146	$8,430	$8,430	$8,699
TOTAL COMPENSATION FROM THE FUND COMPLEX(5)	$513,000	$471,500	$471,500	$484,000
AGGREGATE COMPENSATION FROM A FUND	Robert W.Helm(6)	Arthur E.Johnson	Michael E.Kenneally	Marie L.Knowles
Fidelity® Intermediate Bond Fund(2)	$227	$1,060	$970	$911
Fidelity® Investment Grade Bond Fund(3)	$589	$3,171	$2,901	$2,731
Fidelity Advisor® Limited Term Bond Fund	$242	$1,271	$1,163	$1,094
Fidelity Advisor® Mortgage Securities Fund	$80	$400	$366	$345
Fidelity® Short-Term Bond Fund	$204	$1,177	$1,077	$1,008
Fidelity® Total Bond Fund(4)	$1,991	$10,488	$9,594	$9,025
TOTAL COMPENSATION FROM THE FUND COMPLEX(5)	--	$584,000	$534,000	$498,500
AGGREGATE COMPENSATION FROM A FUND	Mark A.Murray
Fidelity® Intermediate Bond Fund(2)	$852
Fidelity® Investment Grade Bond Fund(3)	$2,548
Fidelity Advisor® Limited Term Bond Fund	$1,022
Fidelity Advisor® Mortgage Securities Fund	$321
Fidelity® Short-Term Bond Fund	$947
Fidelity® Total Bond Fund(4)	$8,430
TOTAL COMPENSATION FROM THE FUND COMPLEX(5)	$471,500

(1) Jonathan Chiel, Abigail P. Johnson, and Jennifer Toolin McAuliffe are interested persons and are compensated by Fidelity.

(2) Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Elizabeth S. Acton, $120; Ann E. Dunwoody, $243; Robert F. Gartland, $180; Michael E. Kenneally $120; and Mark A. Murray, $243.

(3) Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Elizabeth S. Acton, $1,017; Ann E. Dunwoody, $2,326; Robert F. Gartland, $1,630; Robert W. Helm, $556; Michael E. Kenneally $389; and Mark A. Murray, $2,326.

(4) Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Elizabeth S. Acton, $3,365; Ann E. Dunwoody, $7,695; Robert F. Gartland, $5,394; Robert W. Helm, $1,878; Michael E. Kenneally $1,283; and Mark A. Murray, $7,695.

(5) Reflects compensation received for the calendar year ended December 31, 2020 for 280 funds of 31 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Elizabeth S. Acton, $120,000; Ann E. Dunwoody, $245,099; Robert F. Gartland, $180,000; Michael E. Kenneally $120,000; and Mark A. Murray, $245,099.

(6) Mr. Helm serves as a Member of the Advisory Board of Fidelity Advisor Series II, Fidelity Income Fund, and Fidelity Salem Street Trust effective June 1, 2021.

As of August 31, 2021, the Trustees, Members of the Advisory Board (if any), and officers of each fund owned, in the aggregate, less than 1% of each class's total outstanding shares, with respect to each fund.

As of August 31, 2021, the following owned of record and/or beneficially 5% or more of the outstanding shares:

Fund or Class Name	Owner Name	City	State	Ownership %
Fidelity® Intermediate Bond Fund*	STRATEGIC ADVISERS® FIDELITY® CORE INCOME FUND	BOSTON	MA	16.07%
Fidelity Advisor® Investment Grade Bond Fund - Class A	EDWARD D JONES CO	SAINT LOUIS	MO	15.83%
Fidelity Advisor® Investment Grade Bond Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	12.05%
Fidelity Advisor® Investment Grade Bond Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	12.00%
Fidelity Advisor® Investment Grade Bond Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	19.43%
Fidelity Advisor® Investment Grade Bond Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	12.41%
Fidelity Advisor® Investment Grade Bond Fund - Class C	FIRST CLEARING LLC	SAINT LOUIS	MO	9.87%
Fidelity Advisor® Investment Grade Bond Fund - Class C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	7.46%
Fidelity Advisor® Investment Grade Bond Fund - Class C	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	6.43%
Fidelity Advisor® Investment Grade Bond Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	7.19%
Fidelity Advisor® Investment Grade Bond Fund - Class M	US BANK	MILWAUKEE	WI	7.15%
Fidelity Advisor® Investment Grade Bond Fund - Class M	AXA ADVISORS LLC	ELK GROVE	CA	5.91%
Fidelity Advisor® Investment Grade Bond Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	26.58%
Fidelity Advisor® Investment Grade Bond Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	12.79%
Fidelity Advisor® Investment Grade Bond Fund - Class I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	7.72%
Fidelity Advisor® Investment Grade Bond Fund - Class I	RAYMOND JAMES ASSOCIATES INC	SAINT PETERSBURG	FL	5.86%
Fidelity® Investment Grade Bond Fund*	FIDELITY NON-PROFIT MGMT FNDTN	SALEM	NH	6.58%
Fidelity Advisor® Investment Grade Bond Fund - Class Z	SEI INVESTMENTS DISTRIBUTION CO	OAKS	PA	39.52%
Fidelity Advisor® Limited Term Bond Fund - Class A	EDWARD D JONES CO	SAINT LOUIS	MO	12.24%
Fidelity Advisor® Limited Term Bond Fund - Class A	FIRST CLEARING LLC	SAINT LOUIS	MO	10.72%
Fidelity Advisor® Limited Term Bond Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	8.84%
Fidelity Advisor® Limited Term Bond Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	8.49%
Fidelity Advisor® Limited Term Bond Fund - Class A	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	8.16%
Fidelity Advisor® Limited Term Bond Fund - Class A	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	6.14%
Fidelity Advisor® Limited Term Bond Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	13.11%
Fidelity Advisor® Limited Term Bond Fund - Class C	FIRST CLEARING LLC	SAINT LOUIS	MO	10.92%
Fidelity Advisor® Limited Term Bond Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	9.82%
Fidelity Advisor® Limited Term Bond Fund - Class C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	8.05%
Fidelity Advisor® Limited Term Bond Fund - Class C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	6.07%
Fidelity Advisor® Limited Term Bond Fund - Class C	RAYMOND JAMES ASSOCIATES INC	SAINT PETERSBURG	FL	5.80%
Fidelity Advisor® Limited Term Bond Fund - Class M	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	30.81%
Fidelity Advisor® Limited Term Bond Fund - Class M	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	9.10%
Fidelity Advisor® Limited Term Bond Fund - Class I	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	13.73%
Fidelity Advisor® Limited Term Bond Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	13.45%
Fidelity Advisor® Limited Term Bond Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	9.53%
Fidelity Advisor® Limited Term Bond Fund - Class I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	9.45%
Fidelity Advisor® Limited Term Bond Fund - Class I	FIRST CLEARING LLC	SAINT LOUIS	MO	9.03%
Fidelity Advisor® Limited Term Bond Fund - Class I	CALIFORNIA INDEPENDENT SYSTEM	FOLSOM	CA	7.54%
Fidelity® Limited Term Bond Fund*	QUANTUM SI INC	DELRAY BEACH	FL	7.50%
Fidelity Advisor® Limited Term Bond Fund - Class Z	SEI INVESTMENTS DISTRIBUTION CO	OAKS	PA	9.92%
Fidelity Advisor® Mortgage Securities Fund - Class A	J P MORGAN SECURITIES INC	BROOKLYN	NY	15.71%
Fidelity Advisor® Mortgage Securities Fund - Class A	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	10.60%
Fidelity Advisor® Mortgage Securities Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	7.70%
Fidelity Advisor® Mortgage Securities Fund - Class A	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	5.90%
Fidelity Advisor® Mortgage Securities Fund - Class C	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	15.52%
Fidelity Advisor® Mortgage Securities Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	13.17%
Fidelity Advisor® Mortgage Securities Fund - Class C	RAYMOND JAMES ASSOCIATES INC	SAINT PETERSBURG	FL	12.31%
Fidelity Advisor® Mortgage Securities Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	9.26%
Fidelity Advisor® Mortgage Securities Fund - Class C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	6.20%
Fidelity Advisor® Mortgage Securities Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	12.63%
Fidelity Advisor® Mortgage Securities Fund - Class M	PRINCIPAL SECURITIES INC	DES MOINES	IA	9.63%
Fidelity Advisor® Mortgage Securities Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	23.80%
Fidelity Advisor® Mortgage Securities Fund - Class I	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	18.91%
Fidelity Advisor® Mortgage Securities Fund - Class I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	9.69%
Fidelity Advisor® Mortgage Securities Fund - Class I	FIRST CLEARING LLC	SAINT LOUIS	MO	5.29%
Fidelity® Short-Term Bond Fund*	QUANTUM SI INC	DELRAY BEACH	FL	7.02%
Fidelity Advisor® Short-Term Bond Fund - Class A	FIRST CLEARING LLC	SAINT LOUIS	MO	11.17%
Fidelity Advisor® Short-Term Bond Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	10.44%
Fidelity Advisor® Short-Term Bond Fund - Class A	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	8.13%
Fidelity Advisor® Short-Term Bond Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	7.81%
Fidelity Advisor® Short-Term Bond Fund - Class A	MERRILL LYNCH PIERCE FENNER SMITH INC	JACKSONVILLE	FL	5.02%
Fidelity Advisor® Short-Term Bond Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	7.39%
Fidelity Advisor® Short-Term Bond Fund - Class M	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	5.96%
Fidelity Advisor® Short-Term Bond Fund - Class C	FIRST CLEARING LLC	SAINT LOUIS	MO	16.19%
Fidelity Advisor® Short-Term Bond Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	12.09%
Fidelity Advisor® Short-Term Bond Fund - Class C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	12.00%
Fidelity Advisor® Short-Term Bond Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	7.41%
Fidelity Advisor® Short-Term Bond Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	34.19%
Fidelity Advisor® Short-Term Bond Fund - Class I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	13.95%
Fidelity Advisor® Short-Term Bond Fund - Class I	FIRST CLEARING LLC	SAINT LOUIS	MO	11.67%
Fidelity Advisor® Short-Term Bond Fund - Class I	RAYMOND JAMES ASSOCIATES INC	SAINT PETERSBURG	FL	7.63%
Fidelity Advisor® Short-Term Bond Fund - Class I	UBS FINANCIAL SERVICES INC	WEEHAWKEN	NJ	5.22%
Fidelity Advisor® Total Bond Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	12.09%
Fidelity Advisor® Total Bond Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	9.99%
Fidelity Advisor® Total Bond Fund - Class A	EDWARD D JONES CO	SAINT LOUIS	MO	9.64%
Fidelity Advisor® Total Bond Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	12.88%
Fidelity Advisor® Total Bond Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	10.89%
Fidelity Advisor® Total Bond Fund - Class C	FIRST CLEARING LLC	SAINT LOUIS	MO	9.63%
Fidelity Advisor® Total Bond Fund - Class C	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	7.63%
Fidelity Advisor® Total Bond Fund - Class C	RAYMOND JAMES ASSOCIATES INC	SAINT PETERSBURG	FL	6.28%
Fidelity Advisor® Total Bond Fund - Class C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	5.39%
Fidelity Advisor® Total Bond Fund - Class M	HARTFORD LIFE INSURANCE COMPANY	HARTFORD	CT	21.04%
Fidelity Advisor® Total Bond Fund - Class M	PAYCHEX SECURITIES CORP	WEST HENRIETTA	NY	12.03%
Fidelity Advisor® Total Bond Fund - Class M	MMLD AVIATOR	SPRINGFIELD	MA	11.19%
Fidelity Advisor® Total Bond Fund - Class M	AUL	INDIANAPOLIS	IN	6.82%
Fidelity Advisor® Total Bond Fund - Class M	MMLD DISTRIBUTORS LLC SMFPL	ATLANTA	GA	6.74%
Fidelity Advisor® Total Bond Fund - Class I	PERSHING LLC	JERSEY CITY	NJ	26.01%
Fidelity Advisor® Total Bond Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	24.35%
Fidelity Advisor® Total Bond Fund - Class I	JOHN HANCOCK LIFE INSURANCE COMPANY USA	BOSTON	MA	9.76%
Fidelity Advisor® Total Bond Fund - Class I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	6.55%
Fidelity Advisor® Total Bond Fund - Class Z	FIDELITY CHARITABLE GIFT FUND - FIXED INCOME POOL	BOSTON	MA	5.13%

* The ownership information shown above is for a class of shares of the fund.

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, FMR UK, Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

FIL Limited, a Bermuda company formed in 1968, is the ultimate parent company of FIL Investment Advisors (FIA), FIL Investments (Japan) Limited (FIJ), and FIL Investment Advisors (UK) Limited (FIA(UK)). Abigail P. Johnson, other Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL Limited. At present, the primary business activities of FIL Limited and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.

FMR, FMR UK, FMR H.K., FMR Japan, FIA, FIA(UK), FIJ, Fidelity Distributors Company LLC (FDC), and the funds have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the funds, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are interested persons of the trusts or of FMR, and compensates all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer agent and pricing and bookkeeping agent, and the costs associated with securities lending, a fund or each class thereof, as applicable, pays all of its expenses that are not assumed (pursuant to the Fundwide Operations and Expense Agreement (Fundwide Agreement) or otherwise) by those parties. A fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. A fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders. Other expenses paid by a fund include interest, taxes, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund shall pay its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable. A fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. Pursuant to the Fundwide Agreement, FMR agrees to provide or arrange for certain services and to pay the ordinary administrative and operating expenses incurred by a fund that are not otherwise provided for under the management contract, including the fees and expenses of a fund's custodian, auditor, and pricing and bookkeeping agent (including the cost associated with administration of the securities lending program), but excluding the management fee, shareholder servicing agent fee, interest, taxes, non-operating expenses such as brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable, extraordinary expenses, fees and expenses of the Independent Trustees, and Rule 12b-1 fees, if any, in exchange for a fee equal to the difference, if any, between the management fee rate and 0.35%. The Fundwide Agreement effectively limits fund-level expenses to 0.35%. The Fundwide Agreement may not be amended to increase the fees or expenses payable except by a vote of a majority of the Board of Trustees and, for Fidelity® Investment Grade Bond Fund by a vote of a majority of the outstanding voting securities of the fund.

FMR and Fidelity® Investment Grade Bond Fund, on behalf of its retail class have entered into a 45 Basis Point Expense Contract, which obliges FMR to pay all class-level expenses of the retail class of the fund to limit the total annual operating expenses (excluding interest, taxes, fees and expenses of the Independent Trustees, and extraordinary expenses, as well as non-operating expenses such as brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable) of the class to 0.45%. This Expense Contract may not be amended to increase the fees or expenses payable except by a vote of a majority of the Board of Trustees and by a vote of the majority of the outstanding voting securities of the class. The fund may offer other share classes in the future that may be subject to higher or lower fees and expenses.

Management Fees.

For the services of FMR under the management contract, each fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of a group of registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.3700%	$1 billion	.3700%
3	-		6.3400	50.2188
6	-		9.3100	100.1869
9	-		12.2800	150.1736
12	-		15.2500	200.1652
15	-		18.2200	250.1587
18	-		21.2000	300.1536
21	-		24.1900	350.1494
24	-		30.1800	400.1459
30	-		36.1750	450.1427
36	-		42.1700	500.1399
42	-		48.1650	550.1372
48	-		66.1600	600.1349
66	-		84.1550	650.1328
84	-		120.1500	700.1309
120	-		156.1450	750.1291
156	-		192.1400	800.1275
192	-		228.1350	850.1260
228	-		264.1300	900.1246
264	-		300.1275	950.1233
300	-		336.1250	1,000.1220
336	-		372.1225	1,050.1209
372	-		408.1200	1,100.1197
408	-		444.1175	1,150.1187
444	-		480.1150	1,200.1177
480	-		516.1125	1,250.1167
516	-		587.1100	1,300.1158
587	-		646.1080	1,350.1149
646	-		711.1060	1,400.1141
711	-		782.1040	1,450.1132
782	-		860.1020	1,500.1125
860	-		946.1000	1,550.1117
946	-		1,041.0980	1,600.1110
1,041	-		1,145.0960	1,650.1103
1,145	-		1,260.0940	1,700.1096
1,260	-		1,386.0920	1,750.1089
1,386	-		1,525.0900	1,800.1083
1,525	-		1,677.0880	1,850.1077
1,677	-		1,845.0860	1,900.1070
1,845	-		2,030.0840	1,950.1065
Over			2,030.0820	2,000.1059

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $3,237 billion of group net assets - the approximate level for August 2021 - was 0.0968%, which is the weighted average of the respective fee rates for each level of group net assets up to $3,237 billion.

The individual fund fee rate for each fund is set forth in the following table. Based on the average group net assets for August 2021, a fund's annual management fee rate would be calculated as follows:

Fund	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
Fidelity® Intermediate Bond Fund	0.0968%	+	0.2000%	=	0.2968%
Fidelity® Investment Grade Bond Fund	0.0968%	+	0.2000%	=	0.2968%
Fidelity Advisor® Limited Term Bond Fund	0.0968%	+	0.2000%	=	0.2968%
Fidelity Advisor® Mortgage Securities Fund	0.0968%	+	0.2000%	=	0.2968%
Fidelity® Short-Term Bond Fund	0.0968%	+	0.2000%	=	0.2968%
Fidelity® Total Bond Fund	0.0968%	+	0.2000%	=	0.2968%

One-twelfth of the management fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.

The following table shows the amount of management fees paid by a fund for the past three fiscal years to its current manager and prior affiliated manager(s), if any.

Fund	Fiscal Years Ended August 31	Management Fees Paid to Investment Adviser
Fidelity® Intermediate Bond Fund	2021	$10,054,158
	2020	$8,501,111
	2019	$8,178,080
Fidelity® Investment Grade Bond Fund	2021	$29,484,224
	2020	$20,977,682
	2019	$26,511,425
Fidelity Advisor® Limited Term Bond Fund	2021	$11,863,447
	2020	$8,811,637
	2019	$7,353,663
Fidelity Advisor® Mortgage Securities Fund	2021	$3,783,300
	2020	$2,553,596
	2019	$2,967,545
Fidelity® Short-Term Bond Fund	2021	$10,320,765
	2020	$16,323,860
	2019	$16,696,247
Fidelity® Total Bond Fund	2021	$97,556,238
	2020	$83,034,191
	2019	$71,743,413

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns and yield, and repayment of the reimbursement will decrease returns and yield.

Sub-Advisers - FMR UK, FMR H.K., and FMR Japan. On behalf of each fund, FMR has entered into sub-advisory agreements with FMR H.K. and FMR Japan. On behalf of each fund, FMR has entered into a sub-advisory agreement with FMR UK. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services). FMR, and not the fund, pays the sub-advisers.

Currently, FMR UK has day-to-day responsibility for choosing certain types of investments for Fidelity® Total Bond Fund.

Sub-Advisers - FIA, FIA(UK), and FIJ. On behalf of Fidelity® Total Bond Fund, FMR has entered into a sub-advisory agreement with FIA, and FIA, in turn, has entered into a sub-advisory agreement with FIA(UK). On behalf of Fidelity® Total Bond Fund, FIA, in turn, has entered into a sub-advisory agreement with FIJ. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services). FMR and FIA, and not the fund, pay the sub-advisers.

Franco Castagliuolo is co-manager of Fidelity Advisor® Mortgage Securities Fund and receives compensation for those services. Sean Corcoran is co-manager of Fidelity Advisor® Mortgage Securities Fund and receives compensation for those services. David DeBiase is co-manager of Fidelity® Intermediate Bond Fund and Fidelity® Short-Term Bond Fund and receives compensation for those services. Robert Galusza is co-manager of Fidelity® Intermediate Bond Fund and Fidelity® Short-Term Bond Fund and receives compensation for those services. Jeffrey Moore is co-manager of Fidelity® Investment Grade Bond Fund and receives compensation for those services. Michael Plage is co-manager of Fidelity® Investment Grade Bond Fund and receives compensation for those services. Julian Potenza is co-manager of Fidelity® Intermediate Bond Fund and Fidelity® Short-Term Bond Fund and receives compensation for those services. As of August 31, 2021, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager’s base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other FMR taxable bond funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portion of each portfolio manager’s bonus that is linked to the investment performance of the fund is based on the pre-tax investment performance of the fund measured against the benchmark index identified below for the fund. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

Fund / Benchmark Index

Fidelity Advisor® Mortgage Securities Fund / Bloomberg U.S. MBS Index

Fidelity® Intermediate Bond Fund / Bloomberg U.S. Intermediate Government/Credit Bond Index

Fidelity® Investment Grade Bond Fund / Bloomberg U.S. Aggregate Bond Index

Fidelity® Short-Term Bond Fund / Bloomberg U.S. 1-3 Year Government/Credit Bond Index

David DeBiase is co-manager of Fidelity Advisor® Limited Term Bond Fund and receives compensation for those services. Robert Galusza is co-manager of Fidelity Advisor® Limited Term Bond Fund and receives compensation for those services. Julian Potenza is co-manager of Fidelity Advisor® Limited Term Bond Fund and receives compensation for those services. As of August 31, 2021, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Mr. DeBiase’s, Mr. Galusza’s and Mr. Potenza’s base salaries are determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other FMR taxable bond funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portion of Mr. DeBiase’s, Mr. Galusza’s and Mr. Potenza’s bonus that is linked to the investment performance of Fidelity Advisor® Limited Term Bond Fund is based on the pre-tax investment performance of the fund measured against a composite index, the components of which are 80% Bloomberg U.S. 1-5 Year Credit Bond Index and 20% Bloomberg U.S. 1-5 Year Government Bond Index. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

Ford O’Neil is lead portfolio manager of Fidelity® Total Bond Fund and receives compensation for those services. Michael Foggin is co-manager of Fidelity® Total Bond Fund and receives compensation for those services. Jeffrey Moore is co-manager of Fidelity® Total Bond Fund and receives compensation for those services. Celso Munoz is co-manager of Fidelity® Total Bond Fund and receives compensation for those services. Michael Weaver is co-manager of Fidelity® Total Bond Fund and receives compensation for managing the high income bond investments of the fund. As of August 31, 2021, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Mr. O’Neil’s, Mr. Foggin’s, Mr. Moore’s, and Mr. Munoz’s base salaries are determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other FMR taxable bond funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portion of Mr. O’Neil’s, Mr. Foggin’s, Mr. Moore’s, and Mr. Munoz’s bonus that is linked to the investment performance of Fidelity® Total Bond Fund is based on the pre-tax investment performance of the fund measured against the Bloomberg U.S. Universal Bond Index.

Mr. Weaver’s base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index or within a defined peer group assigned to each fund or account, and (ii) the investment performance of other FMR high yield funds and accounts. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index or a peer group. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of Mr. Weaver’s bonus that is linked to the investment performance of Fidelity® Total Bond Fund is based on the pre-tax investment performance of the fund’s assets allocated to the high income asset class of the fund (based on the performance of the fund’s retail class) within the Lipper℠ High Yield Funds.

Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in a fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients’) respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FMR or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR’s and its affiliates’ client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.

A conflict of interest situation is presented when FMR or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FMR investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FMR for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FMR has adopted policies and procedures and maintains a compliance program designed to help manage such actual and potential conflicts of interest.

The following table provides information relating to other accounts managed by Mr. Castagliuolo as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	18	3	2
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$44,070	$2,155	$410
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity Advisor® Mortgage Securities Fund ($1,229 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity Advisor® Mortgage Securities Fund beneficially owned by Mr. Castagliuolo was none.

The following table provides information relating to other accounts managed by Mr. Corcoran as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	18	4	2
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$44,070	$2,277	$410
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity Advisor® Mortgage Securities Fund ($1,229 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity Advisor® Mortgage Securities Fund beneficially owned by Mr. Corcoran was none.

The following table provides information relating to other accounts managed by Mr. DeBiase as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	12	6	49
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$29,374	$3,006	$45,591
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Intermediate Bond Fund ($3,909 (in millions) assets managed), Fidelity® Short-Term Bond Fund ($3,324 (in millions) assets managed), and Fidelity Advisor® Limited Term Bond Fund ($4,067 (in millions) assets managed). The amount of assets managed of a fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Intermediate Bond Fund beneficially owned by Mr. DeBiase was none. As of August 31, 2021, the dollar range of shares of Fidelity® Short-Term Bond Fund beneficially owned by Mr. DeBiase was none. As of August 31, 2021, the dollar range of shares of Fidelity Advisor® Limited Term Bond Fund beneficially owned by Mr. DeBiase was none.

The following table provides information relating to other accounts managed by Mr. Galusza as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	12	6	52
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$29,374	$3,006	$46,369
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Intermediate Bond Fund ($3,909 (in millions) assets managed), Fidelity® Short-Term Bond Fund ($3,324 (in millions) assets managed), and Fidelity Advisor® Limited Term Bond Fund ($4,067 (in millions) assets managed). The amount of assets managed of a fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Intermediate Bond Fund beneficially owned by Mr. Galusza was $100,001 - $500,000. As of August 31, 2021, the dollar range of shares of Fidelity® Short-Term Bond Fund beneficially owned by Mr. Galusza was over $1,000,000. As of August 31, 2021, the dollar range of shares of Fidelity Advisor® Limited Term Bond Fund beneficially owned by Mr. Galusza was over $1,000,000.

The following table provides information relating to other accounts managed by Mr. Moore as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	9	17	14
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$95,185	$14,828	$16,764
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Investment Grade Bond Fund ($10,007 (in millions) assets managed) and Fidelity® Total Bond Fund ($34,118 (in millions) assets managed). The amount of assets managed of a fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Investment Grade Bond Fund beneficially owned by Mr. Moore was over $1,000,000. As of August 31, 2021, the dollar range of shares of Fidelity® Total Bond Fund beneficially owned by Mr. Moore was none.

The following table provides information relating to other accounts managed by Mr. Plage as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	8	12	16
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$63,029	$7,616	$19,365
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Investment Grade Bond Fund ($10,007 (in millions) assets managed). The amount of assets managed of a fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Investment Grade Bond Fund beneficially owned by Mr. Plage was none.

The following table provides information relating to other accounts managed by Mr. Potenza as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	12	6	48
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$29,374	$3,006	$45,648
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Intermediate Bond Fund ($3,909 (in millions) assets managed), Fidelity® Short-Term Bond Fund ($3,324 (in millions) assets managed), and Fidelity Advisor® Limited Term Bond Fund ($4,067 (in millions) assets managed). The amount of assets managed of a fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Intermediate Bond Fund beneficially owned by Mr. Potenza was none. As of August 31, 2021, the dollar range of shares of Fidelity® Short-Term Bond Fund beneficially owned by Mr. Potenza was $50,001 - $100,000. As of August 31, 2021, the dollar range of shares of Fidelity Advisor® Limited Term Bond Fund beneficially owned by Mr. Potenza was $100,001 - $500,000.

The following table provides information relating to other accounts managed by Mr. O'Neil as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	13	10	7
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$134,246	$11,925	$3,460
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Total Bond Fund ($34,118 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Total Bond Fund beneficially owned by Mr. O'Neil was over $1,000,000.

The following table provides information relating to other accounts managed by Mr. Foggin as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	9	7	4
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$4,645	$7,612	$1,141
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Total Bond Fund ($1,009 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Total Bond Fund beneficially owned by Mr. Foggin was none.

The following table provides information relating to other accounts managed by Mr. Munoz as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	8	3	10
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$109,437	$8,301	$7,372
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Total Bond Fund ($34,118 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Total Bond Fund beneficially owned by Mr. Munoz was none.

The following table provides information relating to other accounts managed by Mr. Weaver as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	17	5	8
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$19,646	$1,571	$1,732
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes assets of Fidelity® Total Bond Fund managed by Mr. Weaver ($2,353 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Total Bond Fund beneficially owned by Mr. Weaver was none.

PROXY VOTING GUIDELINES

Fidelity® Funds' Proxy Voting Guidelines

I. Introduction

These guidelines are intended to help Fidelity’s customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 70 years. In particular, these guidelines are animated by two fundamental principles: 1) putting first the long-term interests of our customers and fund shareholders; and 2) investing in companies that share our approach to creating value over the long-term. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.

In evaluating proxies, we recognize that companies can conduct themselves in ways that have important environmental and social consequences. While Fidelity always remains focused on maximizing long-term shareholder value, we also consider potential environmental, social and governance (ESG) impacts that we believe are material to individual companies and investing funds' investment objectives and strategies.

Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.

II. Board of Directors and Corporate Governance

Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders’ rights. The following general guidelines are intended to reflect these proxy voting principles.

A. Election of Directors

Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.

Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:

1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.

2. There are no women on the board or if a board of ten or more members has fewer than two women directors.

3. The director is a public company CEO who sits on more than two unaffiliated public company boards.

Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:

1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.

3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.

B. Contested Director Elections

On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds’ assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:

1. Management’s track record and strategic plan for enhancing shareholder value;

2. The long-term performance of the company compared to its industry peers; and

3. The qualifications of the shareholder’s and management’s nominees.

Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.

C. Cumulative Voting Rights

Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.

D. Classified Boards

A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board’s adoption of a classified board structure and support declassification of existing boards.

E. Independent Chairperson

In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.

F. Majority Voting in Director Elections

In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company’s board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.

G. Proxy Access

Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company’s proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company’s shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.

H. Indemnification of Directors and Officers

In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).

III. Compensation

Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.

A. Equity Compensation Plans

Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:

1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate (“burn rate”) considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.

2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.

3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

As to stock option plans, considerations include the following:

1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

2. Re-pricing: An “out-of-the-money” (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.

Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:

1. Whether the proposal excludes senior management and directors;

2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3. The company's relative performance compared to other companies within the relevant industry or industries;

4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.

B. Employee Stock Purchase Plans

These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing “best practices” in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.

IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote

Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:

- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;

- The alignment of executive compensation and company performance relative to peers; and

- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.

A. Compensation Committee

Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.

Fidelity will oppose the election of directors on the compensation committees if:

1. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.

2. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:

a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or

b) Adopted or extended a golden parachute.

B. Executive Severance Agreements

Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as “golden parachutes.” Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

V. Environmental and Social Issues

Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate environmental and social issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund's investment objective and strategies.

Fidelity generally considers management’s recommendation and current practice when voting on shareholder proposals concerning environmental or social issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Therefore, Fidelity may support shareholder proposals that request additional disclosures from companies regarding environmental or social issues, including where it believes that the proposed disclosures could provide meaningful information to the investment management process without unduly burdening the company. This means that Fidelity may support shareholder proposals calling for reports on sustainability, renewable energy, and environmental impact issues. Fidelity also may support proposals on issues in other areas, including but not limited to equal employment, board diversity and workforce diversity.

VI. Anti-Takeover Provisions and Shareholders Rights Plans

Fidelity generally will oppose a proposal to adopt an anti-takeover provision.

Anti-takeover provisions include:

- classified boards;

- “blank check” preferred stock (whose terms and conditions may be expressly determined by the company’s board, for example, with differential voting rights);

- golden parachutes;

- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);

- poison pills;

- restricting the right to call special meetings;

- provisions restricting the right of shareholders to set board size; and

- any other provision that eliminates or limits shareholder rights.

A. Shareholders Rights Plans (“poison pills”)

Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.

Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:

1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;

2. Is integral to a business strategy that is expected to result in greater value for the shareholders;

3. Requires shareholder approval to be reinstated upon expiration or if amended;

4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and

5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.

Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.

B. Shareholder Ability to Call a Special Meeting

Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.

C. Shareholder Ability to Act by Written Consent

Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.

D. Supermajority Shareholder Vote Requirement

Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

VII. Anti-Takeover Provisions and Director Elections

Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.

Fidelity will consider supporting the election of directors with respect to poison pills if:

- All of the poison pill’s features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.

- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.

- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

VIII. Capital Structure and Incorporation

These guidelines are designed to protect shareholders’ value in the companies in which the Fidelity funds invest. To the extent a company’s management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.

A. Increases in Common Stock

Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.

In the case of REITs, however, Fidelity will oppose a provision to increase the REIT’s authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.

B. Multi-Class Share Structures

Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

C. Incorporation or Reincorporation in another State or Country

Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

IX. Shares of Fidelity Funds, ETFs, or other non-Fidelity Mutual Funds and ETFs

When a Fidelity fund invests in an underlying Fidelity fund with public shareholders, an exchange traded fund (ETF), or fund that is not affiliated, Fidelity will vote in the same proportion as all other voting shareholders of the underlying fund (this is known as “echo voting”). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals.

X. Foreign Markets

Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.

XI. Securities on Loan

Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.

XII. Avoiding Conflicts of Interest

Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.

Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.

XIII. Conclusion

Since its founding more than 70 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.

Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.

Glossary

• Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.

- For a large-capitalization company, burn rate higher than 1.5%.

- For a small-capitalization company, burn rate higher than 2.5%.

- For a micro-capitalization company, burn rate higher than 3.5%.

• Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

• Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.

• Micro-capitalization company means a company with market capitalization under US $300 million.

• Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.

• Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

For purposes of the following "Distribution Services" discussion, the term "shares" (as it relates to the funds) means, as applicable, the shares of the non-multiple class fund offered through the prospectus to which this SAI relates or one class of shares of a multiple class fund offered through the prospectus to which this SAI relates.

Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved Distribution and Service Plans with respect to shares of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow shares of the funds and/or FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.

The Plan adopted for each fund or class, as applicable, is described in the prospectus.

Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, each Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for shares of the fund.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund or class, as applicable, and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by shares of the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

FDC or an affiliate may compensate, or upon direction make payments for certain retirement plan expenses to intermediaries. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, and other factors. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. Certain of the payments described above may be significant to an intermediary. As permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

A fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for providing recordkeeping and administrative services to plan participants or for providing other services to retirement plans. Please see "Transfer and Service Agent Agreements" in this statement of additional information (SAI) for more information.

FDC or an affiliate may also make payments to banks, broker-dealers and other service-providers (who may be affiliated with FDC) for distribution-related activities and/or shareholder services. If you have purchased shares of a fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund over others offered by competing fund families, or retirement plan sponsors may take these payments into account when deciding whether to include a fund as a plan investment option.

TRANSFER AND SERVICE AGENT AGREEMENTS

For purposes of the following "Transfer and Service Agent Agreements" discussion, the term "shares" (as it relates to the funds) means, as applicable, the shares of the non-multiple class fund offered through the prospectus to which this SAI relates or the one class of shares of a multiple class fund offered through the prospectus to which this SAI relates.

Each fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of each agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.

For providing transfer agency services, FIIOC receives an asset-based fee, calculated and paid monthly on the basis of average daily net assets of shares of a fund, with respect to each position in a fund.

FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.

In addition, FIIOC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified tuition program (QTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and in certain funds of funds managed by FMR, according to the percentage of the QTP's, or a fund of funds' assets that is invested in a fund.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Fund shares may be owned by intermediaries for the benefit of their customers. In those instances, a fund may not maintain an account for shareholders, and some or all of the recordkeeping services for these accounts may be performed by third parties. FIIOC or an affiliate may make payments to intermediaries (including affiliates of FIIOC) for recordkeeping and other services.

Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the funds, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

In certain situations where FIIOC or an affiliate provides recordkeeping services to a retirement plan, payments may be made to pay for plan expenses. The amount of such payments may be based on investments in particular Fidelity® funds, or may be fixed for a given period of time. Upon direction, payments may be made to plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with the plan. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

Each fund has entered into a service agent agreement with FSC, an affiliate of FMR (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for the funds are 0.0415% of the first $500 million of average net assets, 0.0301% of average net assets between $500 million and $3.5 billion, 0.0041% of average net assets between $3.5 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.

FMR bears the cost of pricing and bookkeeping services under the terms of its Fundwide Agreement with each fund.

Pricing and bookkeeping fees paid by FMR to FSC for the past three fiscal years are shown in the following table.

Fund	2021	2020	2019
Fidelity® Intermediate Bond Fund	$1,046,669	$906,063	$865,665
Fidelity® Investment Grade Bond Fund	$1,372,559	$1,252,420	$1,324,118
Fidelity Advisor® Limited Term Bond Fund	$1,130,177	$935,984	$784,256
Fidelity Advisor® Mortgage Securities Fund	$439,126	$312,066	$350,428
Fidelity® Short-Term Bond Fund	$1,073,369	$1,189,030	$1,191,890
Fidelity® Total Bond Fund	$2,138,921	$2,040,526	$1,909,374

Payments made by a fund to FSC for securities lending for the past three fiscal years are shown in the following table.

Fund	2021	2020	2019(1)
Fidelity® Intermediate Bond Fund	$0	$0	$0
Fidelity® Investment Grade Bond Fund	$0	$0	$0
Fidelity Advisor® Limited Term Bond Fund	$0	$0	$0
Fidelity Advisor® Mortgage Securities Fund	$0	$0	$0
Fidelity® Short-Term Bond Fund	$0	$0	$0
Fidelity® Total Bond Fund	$0	$0	$0

(1) The securities lending administration agreement was terminated effective March 31, 2019 and the services provided under that agreement have moved to the pricing and bookkeeping agreement.

SECURITIES LENDING

During the fiscal year, the securities lending agent, or the investment adviser (where the fund does not use a securities lending agent) monitors loan opportunities for each fund, negotiates the terms of the loans with borrowers, monitors the value of securities on loan and the value of the corresponding collateral, communicates with borrowers and the fund's custodian regarding marking to market the collateral, selects securities to be loaned and allocates those loan opportunities among lenders, and arranges for the return of the loaned securities upon the termination of the loan. Income and fees from securities lending activities for the fiscal year ended August 31, 2021, are shown in the following table:

Security Lending Activities	Fund(s)
	Fidelity® Intermediate Bond Fund	Fidelity® Investment Grade Bond Fund	Fidelity Advisor® Limited Term Bond Fund	Fidelity Advisor® Mortgage Securities Fund(1)	Fidelity® Short-Term Bond Fund	Fidelity® Total Bond Fund
Gross income from securities lending activities	$116,704	$542,675	$21,608	$0	$10,597	$1,089,236
Fees paid to securities lending agent from a revenue split	0	0	0	0	0	0
Administrative fees	0	0	0	0	0	0
Rebate (paid to borrower)	4,154	95,098	945	0	0	78,753
Other fees not included in the revenue split (lending agent fees to NFS)	11,032	47,300	2,082	0	1,166	103,480
Aggregate fees/compensation for securities lending activities	15,186	142,398	3,027	0	1,166	182,233
Net income from securities lending activities	101,518	400,277	18,581	0	9,431	907,003

(1) The fund did not lend securities during the year.

A fund does not pay cash collateral management fees, separate indemnification fees, or other fees not reflected above.

DESCRIPTION OF THE TRUSTS

Trust Organization. Fidelity Advisor® Limited Term Bond Fund and Fidelity Advisor® Mortgage Securities Fund are funds of Fidelity Advisor Series II, an open-end management investment company created under an initial declaration of trust dated April 23, 1986. Fidelity® Intermediate Bond Fund, Fidelity® Investment Grade Bond Fund, and Fidelity® Short-Term Bond Fund are funds of Fidelity Salem Street Trust, an open-end management investment company created under an initial declaration of trust dated September 5, 1984. Fidelity® Total Bond Fund is a fund of Fidelity Income Fund, an open-end management investment company created under an initial declaration of trust dated August 7, 1984. The Trustees are permitted to create additional funds in the trusts and to create additional classes of the funds.

The assets of each trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in a trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the respective trusts shall be allocated between or among any one or more of its funds or classes.

Shareholder Liability. Each trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

Each Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. Each Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. Each Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

Each Declaration of Trust provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. Each Declaration of Trust also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.

Voting Rights. Each fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or, for Fidelity® Intermediate Bond Fund shares, conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

Each trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of each trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of a trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. Citibank, N.A., 388 Greenwich Street, New York, New York, is custodian of the assets of Fidelity Advisor® Limited Term Bond Fund and Fidelity® Investment Grade Bond Fund. The Bank of New York Mellon, 1 Wall Street, New York, New York, is custodian of the assets of Fidelity Advisor® Mortgage Securities Fund, Fidelity® Intermediate Bond Fund, Fidelity® Short-Term Bond Fund, and Fidelity® Total Bond Fund. Each custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York Mellon and JPMorgan Chase Bank, each headquartered in New York, also may serve as special purpose custodian of certain assets of taxable funds in connection with repurchase agreement transactions. From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR or an affiliate. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of each fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firms. PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for each fund (other than Fidelity® Intermediate Bond Fund) and provides other audit, tax, and related services.

Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, independent registered public accounting firm, and its affiliates, audits financial statements for Fidelity® Intermediate Bond Fund and provides other audit, tax, and related services.

FUND HOLDINGS INFORMATION

Each fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving a fund's best interests by striking an appropriate balance between providing information about a fund's portfolio and protecting a fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the funds' chief compliance officer periodically.

Each fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after month-end).

Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.

A fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of a fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of a fund’s portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of a fund.

FMR’s Disclosure Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity fund prior to such fund’s public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.

Disclosure of non-public portfolio holdings information for a Fidelity fund’s portfolio may only be provided pursuant to the guidelines below.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: a fund's trustees; a fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; a fund's auditors; a fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to a fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by a fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, each fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by FMR, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving a fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to a fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to a fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Standard & Poor's Ratings Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day); and Bloomberg, L.P. (full holdings daily, on the next business day).

FMR, its affiliates, or the funds will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the funds' SAI.

There can be no assurance that the funds' policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

FINANCIAL STATEMENTS

Each fund's financial statements and financial highlights for the fiscal year ended August 31, 2021, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies (such as central funds or other underlying funds) in which a fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

APPENDIX

Fidelity, Fidelity Advisor, Fidelity Investments & Pyramid Design, and Strategic Advisers are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

Fund	Ticker
Fidelity® Series Government Money Market Fund	FGNXX

Fund of Fidelity Salem Street Trust

STATEMENT OF  ADDITIONAL INFORMATION

October 30, 2021

This statement of additional information (SAI) is not a prospectus. Portions of the fund's annual report are incorporated herein. The annual report is supplied with this SAI.

To obtain a free additional copy of the prospectus or SAI, dated October 30, 2021, or an annual report, please call Fidelity at 1-800-544-8544 or visit Fidelity’s web site at www.fidelity.com.

GVM-PTB-1021
1.9868906.107

245 Summer Street, Boston, MA 02210

INVESTMENT POLICIES AND LIMITATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING AND SELLING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACT
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT AGREEMENTS
DESCRIPTION OF THE TRUST
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are the fund's fundamental investment limitations set forth in their entirety.

Diversification

The fund may not purchase the securities of any issuer, if, as a result, the fund would not comply with any applicable diversification requirements for a money market fund under the Investment Company Act of 1940 and the rules thereunder, as such may be amended from time to time.

Senior Securities

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Short Sales

The fund may not sell securities short, unless it owns, or by virtue of ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

Margin Purchases

The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that payment of initial and variation margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

The fund may not borrow money, except that the fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and (ii) engage in reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33 1/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Fidelity Management & Research Company LLC (FMR) looks through to the U.S. Government securities.

For purposes of the fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.

Real Estate

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities.

Loans

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Diversification

The fund does not currently intend to purchase a security (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other money market funds) if, as a result, more than 5% of its total assets would be invested in securities of a single issuer; provided that the fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days.

For purposes of the fund's diversification limitation discussed above, certain securities subject to guarantees (including insurance, letters of credit and demand features) are not considered securities of their issuer, but are subject to separate diversification requirements, in accordance with industry standard requirements for money market funds.

Margin Purchases

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party.

Illiquid Securities

The fund does not currently intend to purchase any security if, as a result, more than 5% of its total assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to it by the fund.

For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 5% of its total assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

The fund does not currently intend to lend assets other than securities to other parties, except by lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

In addition to the fund's fundamental and non-fundamental investment limitations discussed above:

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

The following pages contain more detailed information about types of instruments in which the fund may invest, techniques the fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. The fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, the fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.

On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "an adviser" or "the adviser" may relate to the fund's adviser or a sub-adviser, as applicable.

Affiliated Bank Transactions. A Fidelity® fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Borrowing. Fidelity® Series Government Money Market Fund may make additional investments while borrowings are outstanding.

Cash Management. A fund may hold uninvested cash.

Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity® funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees. The investment results of the portions of a Fidelity® fund's assets invested in the central funds will be based upon the investment results of those funds.

Commodity Futures Trading Commission (CFTC) Notice of Exclusion. The Adviser, on behalf of the Fidelity® fund to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. However, the CFTC has adopted certain rule amendments that significantly affect the continued availability of this exclusion, and may subject advisers to funds to regulation by the CFTC. As of the date of this SAI, the adviser does not expect to register as a CPO of the fund. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.

Disruption to Financial Markets and Related Government Intervention. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of events such as the 2008 economic downturn led the U.S. Government and other governments to take a number of then-unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments in unpredictable ways.

Similarly, widespread disease including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent a fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact a fund's ability to achieve its investment objective, and (iii) may exacerbate the risks discussed elsewhere in a fund’s registration statement, including political, social, and economic risks.

The value of a fund's portfolio is also generally subject to the risk of future local, national, or global economic or natural disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it remains uncertain that the U.S. Government or foreign governments will intervene in response to current or future market disturbances and the effect of any such future intervention cannot be predicted.

Illiquid Investments

means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund. Illiquid securities may include (1) repurchase agreements maturing in more than seven days without demand/redemption features, (2) OTC options and certain other derivatives, (3) private placements, (4) securities traded on markets and exchanges with structural constraints, and (5) loan participations.

Under the supervision of the Board of Trustees, a Fidelity® fund's adviser classifies the liquidity of the fund's investments and monitors the extent of funds’ illiquid investments.

Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.

Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment’s liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund’s investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.

Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.

On August 5, 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States one level to "AA+" from "AAA." While Standard & Poor's Ratings Services affirmed the United States' short-term sovereign credit rating as "A-1+," there is no guarantee that Standard & Poor's Ratings Services will not decide to lower this rating in the future. Standard & Poor's Ratings Services stated that its decision was prompted by its view on the rising public debt burden and its perception of greater policymaking uncertainty. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by Standard & Poor's Ratings Services decisions to downgrade the long-term sovereign credit rating of the United States.

Insolvency of Issuers, Counterparties, and Intermediaries.

Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.

As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.

If a counterparty to a fund transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. Uncertainty may also arise upon the insolvency of an intermediary with which a fund has pending transactions. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a Fidelity® fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A Fidelity® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Low or Negative Yielding Securities. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including Japan and some European countries, are at or near historically low levels. Japan and those European countries have, from time to time, experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk for the markets as a whole and for the funds. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent a fund is exposed to such interest rates.

Put Features entitle the holder to sell a security back to the issuer at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security).

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.

Restricted Securities (including Private Placements) are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities, including private placements of private and public companies, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage.

Securities of Other Investment Companies,

including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value per share (NAV). Others are continuously offered at NAV, but may also be traded in the secondary market.

A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, the Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.

Short Sales "Against the Box" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). Short sales against the box could be used to protect the NAV of a fund in anticipation of increased interest rates, without sacrificing the current yield of the securities sold short. If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. A fund will incur transaction costs in connection with opening and closing short sales against the box.

Special Purpose Acquisition Companies (“SPACs”). A fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool money to seek potential acquisition opportunities. SPACs are collective investment structures formed to raise money in an initial public offering for the purpose of merging with or acquiring one or more operating companies (the “de-SPAC Transaction”). Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. In connection with a de-SPAC Transaction, the SPAC may complete a PIPE (private investment in public equity) offering with certain investors. A fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its de-SPAC Transaction.

Because SPACs do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. An investment in a SPAC is subject to a variety of risks, including that (i) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (ii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (iii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; (iv) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the fund believes is the SPAC interest’s intrinsic value; (v) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of shareholders; (vi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (vii) the warrants or other rights with respect to the SPAC held by a fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (viii) a fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; and (ix) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction.

Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold, but only pursuant to an effective registration statement or other exemption from registration. The securities issued by a SPAC, which are typically traded either in the over-the-counter market or on an exchange, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.

Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other money market securities, although stripped securities may be more volatile. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Temporary Defensive Policies. Fidelity® Series Government Money Market Fund reserves the right to hold a substantial amount of uninvested cash for temporary, defensive purposes.

Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.

If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the fund when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank account overnight. Any risks associated with such an account are investment risks of the fund. The fund faces the risk of loss of these balances if the bank becomes insolvent.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality, sometimes subject to a cap or floor on such rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

In addition to other interbank offered rates (IBORs), the most common benchmark rate for floating rate securities is London Interbank Offered Rate (LIBOR), which is the rate of interest offered on short-term interbank deposits, as determined by trading between major international banks. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other IBORs were susceptible to manipulation. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of U.S. dollar overnight borrowings) and the Sterling Overnight Index Average rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). In March 2021, the United Kingdom’s Financial Conduct Authority and ICE Benchmark Authority formally announced the dates after which the LIBORs will no longer be representative and subsequently cease publication. Certain LIBOR settings will cease publication after the end of 2021. However, the publication of certain other LIBOR settings will continue through at least mid-2023. While various regulators and industry bodies are working globally on transitioning to alternative rates, there remains uncertainty regarding the future utilization of the IBORs and the transition to, and the nature of, replacement rates. As such, the effect of a transition away from the IBORs on a fund and the financial instruments in which it invests cannot yet be determined, and may depend on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts; (ii) the effect of new legislation relating to the discontinuation of LIBOR and the use of replacement rates, and (iii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Such transition may result in a reduction in the value of IBOR-based instruments held by a fund, a reduction in the effectiveness of certain hedging transactions and increased illiquidity and volatility in markets that currently rely on an IBOR to determine interest rates, any of which could adversely impact the fund’s performance.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.

Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund’s service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund’s manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

While a fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

PORTFOLIO TRANSACTIONS

Orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Fidelity Management & Research Company LLC (FMR or the Adviser) pursuant to authority contained in the management contract. To the extent that the Adviser grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section. Furthermore, the sub-adviser's trading and associated policies, which may differ from the Adviser's policies, may apply to that fund, subject to applicable law.

The Adviser or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

The fund will not incur any commissions or sales charges when it invests in shares of mutual funds (including any underlying central funds), but it may incur such costs when it invests directly in other types of securities.

Purchases and sales of equity securities on a securities exchange or over-the-counter (OTC) are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.

The Trustees of the fund periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

The Selection of Securities Brokers and Dealers

The Adviser or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) to place or execute the fund’s portfolio securities transactions. In selecting brokers, including affiliates of the Adviser, to execute the fund’s portfolio securities transactions, the Adviser or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to the Adviser’s or its affiliates’ overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund’s portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, the Adviser or its affiliates may choose to execute an order using ECNs, including broker-sponsored algorithms, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors include, but are not limited to, the following: price; costs; the size, nature and type of the order; the speed of execution; financial condition and reputation of the broker; broker specific considerations (e.g.; not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader’s assessment of whether and how closely the broker likely will follow the trader’s instructions to the broker; confidentiality and the potential for information leakage; the nature or existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.

In seeking best execution for portfolio securities transactions, the Adviser or its affiliates may from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. The Adviser or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. Occasionally the Adviser or its affiliates execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of the Adviser or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. The Adviser or its affiliates execute futures transactions verbally and electronically.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of the Adviser) that execute transactions for a fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to the Adviser or its affiliates.

Research Products and Services. These products and services may include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in video and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. The Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement the Adviser's or its affiliates' own research activities in providing investment advice to the fund.

Execution Services. In addition, when permissible under applicable law, brokerage and research products and services include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. Although the Adviser or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they may use commission dollars to obtain certain products or services that are not used exclusively in the Adviser's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, the Adviser or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").

Benefit to the Adviser. The Adviser's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. Therefore, an economic incentive exists for the Adviser or its affiliates to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on the Adviser’s or its affiliates’ funds interest in receiving most favorable execution. The Adviser and its affiliates manage the receipt of brokerage and research products and services and the potential for conflicts through its Commission Uses Program. The Commission Uses Program effectively “unbundles” commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. Those brokers have client commission arrangements (each a CCA) in place with the Adviser and its affiliates (each of those brokers referred to as CCA brokers). In selecting brokers for executing transactions on behalf of the fund, the trading desks through which the Adviser or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the CCA broker provides. Commissions paid to a CCA broker include both an execution commission and a research charge, and while the CCA broker receives the entire commission, it retains the execution commission and either credits or transmits the research portion (also known as “soft dollars,”) to a CCA pool maintained by each CCA broker. Soft dollar credits (credits) accumulated in CCA pools are used to pay research expenses. In some cases, the Adviser or its affiliates may request that a broker which is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid with credits from the CCA pool. The administration of brokerage and research products and services is managed separately from the trading desks, and traders have no responsibility for administering the research program, including the payment for research. The Adviser or its affiliates may use a third-party aggregator to facilitate payments to research providers. Where an aggregator is involved, the aggregator would maintain credits in an account that is segregated from the aggregator’s proprietary assets and the assets of its other clients and use those credits to pay research providers as instructed by the Adviser or its affiliates. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that the Adviser or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to the Adviser or its affiliates or have no explicit cost associated with them. In addition, the Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker’s overall services.

The Adviser's Decision-Making Process. In connection with the allocation of fund brokerage, the Adviser or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to the Adviser or its affiliates, viewed in terms of the particular transaction for the fund or the Adviser's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which the Adviser or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with the fund's brokerage may not benefit all funds and certain funds may receive the benefit of the brokerage and research product or services obtained with other funds’ commissions. As required under applicable laws or fund policy, commissions generated by certain funds may only be used to obtain certain brokerage and research products and services. As a result, certain funds may pay more proportionately of certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each fund continues to be allocated equitably. While the Adviser or its affiliates take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither the Adviser, its affiliates, nor the fund incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, for funds managed by the Adviser or its affiliates outside of the European Union or the United Kingdom, these brokerage and research products and services assist the Adviser or its affiliates in terms of their overall investment responsibilities to the fund or any other investment companies and investment accounts for which the Adviser or its affiliates may have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by the Adviser or its affiliates, and not every fund or investment account uses the brokerage and research products and services that may have been acquired through that fund’s commissions.

Research Contracts. The Adviser or its affiliates have arrangements with certain third-party research providers and brokers through whom the Adviser or its affiliates effect fund trades, whereby the Adviser or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, the Adviser or its affiliates may still cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to the Adviser or its affiliates, or that may be available from another broker. The Adviser's or its affiliates' determination to pay for research products and services separately is wholly voluntary on the Adviser's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Funds Managed within the European Union. The Adviser and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as “MiFID II”, as implemented in the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the FCA), where applicable.

Funds, or portions thereof, that are managed within the United Kingdom by FMR Investment Management (UK) Limited (FMR UK) use research payment accounts (RPAs) to cover costs associated with equity and high income external research that is consumed by those funds or investment accounts in accordance with MiFID II and FCA regulations. With RPAs, funds pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission1. For funds that use an RPA, FMR UK establishes a research budget. The budget is set by first grouping funds or investment accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union or the United Kingdom. In this regard, research budgets are set by research needs and are not otherwise linked to the volume or value of transactions executed on behalf of the fund or investment account. For funds where portions are managed both within and outside of the United Kingdom, external research may be paid using both a CCA and an RPA. Determinations of what is eligible research and how costs are allocated are made in accordance with the Adviser’s and its affiliates’ policies and procedures. Costs for research consumed by funds that use an RPA will be allocated among the funds or investment accounts within defined strategies pro rata based on the assets under management for each fund or investment account. While the research charge paid on behalf of any one fund that uses an RPA varies over time, the overall research charge determined at the fund level on an annual basis will not be exceeded.

FMR UK is responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets will be maintained in accounts at a third-party depository institution, held in the name of FMR UK. FMR UK provides on request, a summary of: (i) the providers paid from the RPA; (ii) the total amount they were paid over a defined period; (iii) the benefits and services received by FMR UK; and (iv) how the total amount spent from the RPA compares to the research budget set for that period, noting any rebate or carryover if residual funds remain in the RPA.

Impacted funds, like those funds that participate in CCA pools, may make payments to a broker that include both an execution commission and a research charge, but unlike CCAs (for which research charges may be retained by the CCA broker and credited to the CCA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA are used to satisfy external research costs consumed by the funds.

If the costs of paying for external research exceed the amount initially agreed in relation to funds in a given strategy, the Adviser or its affiliates may continue to charge those funds or investment accounts beyond the initially agreed amount in accordance with MiFID II, continue to acquire external research for the funds or investment accounts using its own resources, or cease to purchase external research for those funds or investment accounts until the next annual research budget. If assets for specific funds remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year’s research charges for those funds or rebated to those funds.

Funds managed by FMR UK that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FMR UK and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMR UK portfolio managers that manage fixed income funds or investment accounts in any manner inconsistent with MiFID II and FCA regulations.

1The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would be permissible under Section 28(e) of the Securities Exchange Act of 1934 by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage products and services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered "commissions" for Section 28(e) purposes.

Commission Recapture

From time to time, the Adviser or its affiliates engages in brokerage transactions with brokers (who are not affiliates of the Adviser) who have entered into arrangements with the Adviser or its affiliates under which the broker may rebate a portion of the compensation paid by a fund (commission recapture). Not all brokers with whom the fund trades have been asked to participate in brokerage commission recapture.

Affiliated Transactions

The Adviser or its affiliates place trades with certain brokers, including National Financial Services LLC (NFS), through its Fidelity Capital Markets (FCM) division, and Luminex Trading & Analytics LLC (Luminex), with whom they are under common control or otherwise affiliated, provided the Adviser or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the fund and subject to other applicable law. In addition, from time to time, the Adviser or its affiliates place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent.

Trades may be executed through alternative trading systems or national securities exchanges in which the Adviser or its affiliates have an interest. Any decision to execute a trade through an alternative trading system or exchange in which the Adviser or its affiliates have an interest would be made in accordance with applicable law, including best execution obligations. For trades placed on such a system or exchange, not limited to ones in which the Adviser or its affiliates may have an ownership interest, the Adviser or its affiliates may benefit in the form of increased valuation(s) of its equity interest, where it has an ownership interest, or other remuneration, including rebates.

The Trustees of the fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

Non-U.S. Securities Transactions

To facilitate trade settlement and related activities in non-U.S. securities transactions, the Adviser or its affiliates effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions are effected on behalf of funds by parties other than the Adviser or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.

Trade Allocation

Although the Trustees and officers of the fund are substantially the same as those of certain other Fidelity® funds, investment decisions for the fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by the Adviser to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.

Commissions Paid A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

For the fiscal years ended August 31, 2021, 2020, and 2019, the fund paid no brokerage commissions.

During the fiscal year ended August 31, 2021, the fund paid no brokerage commissions to firms for providing research or brokerage services.

During the twelve-month period ended June 30, 2021, the fund did not allocate brokerage commissions to firms for providing research or brokerage services.

VALUATION

The NAV is the value of a single share. NAV is computed by adding the value of a fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Board of Trustees has ultimate responsibility for pricing, but has delegated day-to-day valuation responsibilities to FMR. FMR has established the FMR Fair Value Committee (the Committee) to fulfill these responsibilities.

The fund's adviser engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.

Shares of open-end investment companies (including any underlying money market central funds) held by a fund are valued at their respective NAVs.

Other portfolio securities and assets held by a fund are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price the fund would receive if it sold the instrument.

At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated using market valuations would deviate from the $1.00 per share calculated using amortized cost valuation. If the Trustees believe that a deviation from the fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.

In determining the fair value of a private placement security for which market quotations are not available, the Committee generally applies one or more valuation methods including the market approach, income approach and cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The fund's adviser reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the fund’s investments and ratifies the fair value determinations of the Committee.

BUYING AND SELLING INFORMATION

The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.

DISTRIBUTIONS AND TAXES

Dividends. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders or the long-term capital gains tax rates available to individuals. Short-term capital gains are taxable at ordinary income tax rates. Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).

Capital Gain Distributions. The fund may distribute any net realized capital gains once a year or more often (as legally permissible), as necessary.

State and Local Tax Issues. For mutual funds organized as business trusts, state law provides for a pass-through of the state and local income tax exemption afforded to direct owners of U.S. Government securities. Some states limit this pass-through to mutual funds that invest a certain amount in U.S. Government securities, and some types of securities, such as repurchase agreements and some agency-backed securities, may not qualify for this benefit. The tax treatment of your dividends from a fund will be the same as if you directly owned a proportionate share of the U.S. Government securities. Because the income earned on certain U.S. Government securities is exempt from state and local personal income taxes, the portion of dividends from a fund attributable to these securities will also be free from state and local personal income taxes. The exemption from state and local personal income taxation does not preclude states from assessing other taxes on the ownership of U.S. Government securities.

Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 178 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

* Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Standing Committees of the Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has four standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Kenneally currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates, including matters involving potential claims of one or more funds (e.g. for reimbursements of expenses or losses) against FMR, and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds' Chief Compliance Officer (CCO). The committee (i) serves as a primary point of contact (generally after the Independent Trustee who serves as a liaison for the CCO) for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO's compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO. During the fiscal year ended August 31, 2021, the committee held 12 meeting(s).

The Audit Committee is composed of all of the Independent Trustees, with Ms. Acton currently serving as Chair. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair or a majority of committee members. The committee meets separately, at least annually, with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds' outside auditors, and with the funds' CCO. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process from the funds' Treasurer and outside auditors and will oversee the resolution of any disagreements concerning financial reporting among applicable parties. The committee will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' outside auditor, internal audit personnel of FMR LLC and legal counsel, as appropriate, matters related to the audits of the funds' financial statements. The committee will discuss regularly and oversee the review of the internal controls of the funds and their service providers with respect to accounting, financial matters and risk management programs related to the funds. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended August 31, 2021, the committee held four meeting(s).

The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Murray currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee reviews and approves annually Fair Value Committee Policies recommended by the FMR Fair Value Committee and oversees particular valuations or fair valuation methodologies employed by the FMR Fair Value Committee as circumstances may require. The Committee also reviews actions taken by the FMR Fair Value Committee. The Committee does not oversee the day-to-day operational aspects of the valuation and calculation of the net asset value of the funds, which have been delegated to the FMR Fair Value Committee and Fidelity Service Company, Inc. (FSC). During the fiscal year ended August 31, 2021, the committee held six meeting(s).

The Governance and Nominating Committee is composed of Messrs. Kenneally (Chair) and Gartland (Vice Chair), and Ms. Acton. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It monitors the performance of legal counsel employed by both the funds and the Independent Trustees. The committee will engage and oversee any counsel utilized by the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee also approves Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee oversees compliance with the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee reviews the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "recommended practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended August 31, 2021, the committee held ten meeting(s).

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2020.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	JonathanChiel	Abigail P.Johnson	JenniferToolin McAuliffe
Fidelity® Series Government Money Market Fund	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000

Independent Trustees
DOLLAR RANGE OF FUND SHARES	Elizabeth S.Acton	Ann E.Dunwoody	JohnEngler	Robert F.Gartland
Fidelity® Series Government Money Market Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Arthur E.Johnson	Michael E.Kenneally	Marie L.Knowles	Mark A.Murray
Fidelity® Series Government Money Market Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended August 31, 2021, or calendar year ended December 31, 2020, as applicable.

Compensation Table(1)
AGGREGATE COMPENSATION FROM A FUND	Elizabeth S.Acton	Ann E.Dunwoody	JohnEngler	Robert F.Gartland
Fidelity® Series Government Money Market Fund	$3,097	$2,854	$2,854	$2,946
TOTAL COMPENSATION FROM THE FUND COMPLEX(2)	$513,000	$471,500	$471,500	$484,000
AGGREGATE COMPENSATION FROM A FUND	Robert W.Helm(3)	Arthur E.Johnson	Michael E.Kenneally	Marie L.Knowles
Fidelity® Series Government Money Market Fund	$674	$3,552	$3,249	$3,062
TOTAL COMPENSATION FROM THE FUND COMPLEX(2)	--	$584,000	$534,000	$498,500
AGGREGATE COMPENSATION FROM A FUND	Mark A.Murray
Fidelity® Series Government Money Market Fund	$2,854
TOTAL COMPENSATION FROM THE FUND COMPLEX(2)	$471,500

(1) Jonathan Chiel, Abigail P. Johnson, and Jennifer Toolin McAuliffe are interested persons and are compensated by Fidelity.

(2) Reflects compensation received for the calendar year ended December 31, 2020 for 280 funds of 31 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Elizabeth S. Acton, $120,000; Ann E. Dunwoody, $245,099; Robert F. Gartland, $180,000; Michael E. Kenneally $120,000; and Mark A. Murray, $245,099.

(3) Mr. Helm serves as a Member of the Advisory Board of Fidelity Salem Street Trust effective June 1, 2021.

As of August 31, 2021, 100% of the fund's total outstanding shares was held by Fidelity® funds and Fidelity managed 529 plans, as applicable. As of August 31, 2021, the Trustees, Members of the Advisory Board (if any), and officers of the fund owned, in the aggregate, less than 1% of each class's total outstanding shares, with respect to the fund.

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, FMR UK, Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

FMR, FMR UK, FMR H.K., FMR Japan, Fidelity Distributors Company LLC (FDC), and the fund have adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees' fiduciary responsibilities regarding the fund, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the code of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.

MANAGEMENT CONTRACT

The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and compensates all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. Under the terms of the fund's management contract, FMR or an affiliate is responsible for payment of all expenses involved in the operation of the fund, including all expenses allocable at the fund level, except the following: (i) transfer agent fees, Rule 12b-1 fees and other expenses allocable at the class level; (ii) interest and taxes; (iii) costs in connection with the purchase or sale of securities and other investment instruments; (iv) fees and expenses of the trust’s Trustees other than those who are “interested persons” of the trust or of FMR; (v) custodian fees and expenses; (vi) expenses of printing and mailing proxy materials to shareholders of the fund; (vii) all other expenses incidental to holding meetings of the fund’s shareholders, including proxy solicitations therefor; and (viii) such non-recurring and/or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the trust’s Trustees and officers with respect thereto. The fund shall pay its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable.

Management Fee.

The fund does not pay a management fee to FMR for the services rendered.

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns and yield, and repayment of the reimbursement will decrease returns and yield.

Sub-Advisers - FMR UK, FMR H.K., and FMR Japan. On behalf of the fund, FMR has entered into sub-advisory agreements with FMR H.K. and FMR Japan. On behalf of the fund, FMR has entered into a sub-advisory agreement with FMR UK. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services). FMR or an affiliate, and not the fund, pays the sub-advisers.

PROXY VOTING GUIDELINES

Fidelity® Funds' Proxy Voting Guidelines

I. Introduction

These guidelines are intended to help Fidelity’s customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 70 years. In particular, these guidelines are animated by two fundamental principles: 1) putting first the long-term interests of our customers and fund shareholders; and 2) investing in companies that share our approach to creating value over the long-term. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.

In evaluating proxies, we recognize that companies can conduct themselves in ways that have important environmental and social consequences. While Fidelity always remains focused on maximizing long-term shareholder value, we also consider potential environmental, social and governance (ESG) impacts that we believe are material to individual companies and investing funds' investment objectives and strategies.

Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.

II. Board of Directors and Corporate Governance

Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders’ rights. The following general guidelines are intended to reflect these proxy voting principles.

A. Election of Directors

Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.

Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:

1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.

2. There are no women on the board or if a board of ten or more members has fewer than two women directors.

3. The director is a public company CEO who sits on more than two unaffiliated public company boards.

Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:

1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.

3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.

B. Contested Director Elections

On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds’ assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:

1. Management’s track record and strategic plan for enhancing shareholder value;

2. The long-term performance of the company compared to its industry peers; and

3. The qualifications of the shareholder’s and management’s nominees.

Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.

C. Cumulative Voting Rights

Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.

D. Classified Boards

A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board’s adoption of a classified board structure and support declassification of existing boards.

E. Independent Chairperson

In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.

F. Majority Voting in Director Elections

In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company’s board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.

G. Proxy Access

Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company’s proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company’s shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.

H. Indemnification of Directors and Officers

In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).

III. Compensation

Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.

A. Equity Compensation Plans

Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:

1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate (“burn rate”) considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.

2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.

3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

As to stock option plans, considerations include the following:

1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

2. Re-pricing: An “out-of-the-money” (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.

Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:

1. Whether the proposal excludes senior management and directors;

2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3. The company's relative performance compared to other companies within the relevant industry or industries;

4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.

B. Employee Stock Purchase Plans

These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing “best practices” in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.

IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote

Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:

- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;

- The alignment of executive compensation and company performance relative to peers; and

- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.

A. Compensation Committee

Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.

Fidelity will oppose the election of directors on the compensation committees if:

1. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.

2. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:

a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or

b) Adopted or extended a golden parachute.

B. Executive Severance Agreements

Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as “golden parachutes.” Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

V. Environmental and Social Issues

Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate environmental and social issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund's investment objective and strategies.

Fidelity generally considers management’s recommendation and current practice when voting on shareholder proposals concerning environmental or social issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Therefore, Fidelity may support shareholder proposals that request additional disclosures from companies regarding environmental or social issues, including where it believes that the proposed disclosures could provide meaningful information to the investment management process without unduly burdening the company. This means that Fidelity may support shareholder proposals calling for reports on sustainability, renewable energy, and environmental impact issues. Fidelity also may support proposals on issues in other areas, including but not limited to equal employment, board diversity and workforce diversity.

VI. Anti-Takeover Provisions and Shareholders Rights Plans

Fidelity generally will oppose a proposal to adopt an anti-takeover provision.

Anti-takeover provisions include:

- classified boards;

- “blank check” preferred stock (whose terms and conditions may be expressly determined by the company’s board, for example, with differential voting rights);

- golden parachutes;

- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);

- poison pills;

- restricting the right to call special meetings;

- provisions restricting the right of shareholders to set board size; and

- any other provision that eliminates or limits shareholder rights.

A. Shareholders Rights Plans (“poison pills”)

Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.

Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:

1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;

2. Is integral to a business strategy that is expected to result in greater value for the shareholders;

3. Requires shareholder approval to be reinstated upon expiration or if amended;

4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and

5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.

Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.

B. Shareholder Ability to Call a Special Meeting

Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.

C. Shareholder Ability to Act by Written Consent

Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.

D. Supermajority Shareholder Vote Requirement

Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

VII. Anti-Takeover Provisions and Director Elections

Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.

Fidelity will consider supporting the election of directors with respect to poison pills if:

- All of the poison pill’s features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.

- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.

- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

VIII. Capital Structure and Incorporation

These guidelines are designed to protect shareholders’ value in the companies in which the Fidelity funds invest. To the extent a company’s management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.

A. Increases in Common Stock

Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.

In the case of Real Estate Investment Trusts (REITs), however, Fidelity will oppose a provision to increase the REIT’s authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.

B. Multi-Class Share Structures

Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

C. Incorporation or Reincorporation in another State or Country

Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

IX. Shares of Fidelity Funds, ETFs, or other non-Fidelity Mutual Funds and ETFs

When a Fidelity fund invests in an underlying Fidelity fund with public shareholders, an exchange traded fund (ETF), or fund that is not affiliated, Fidelity will vote in the same proportion as all other voting shareholders of the underlying fund (this is known as “echo voting”). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals.

X. Foreign Markets

Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.

XI. Securities on Loan

Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.

XII. Avoiding Conflicts of Interest

Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.

Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.

XIII. Conclusion

Since its founding more than 70 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.

Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.

Glossary

• Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.

- For a large-capitalization company, burn rate higher than 1.5%.

- For a small-capitalization company, burn rate higher than 2.5%.

- For a micro-capitalization company, burn rate higher than 3.5%.

• Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

• Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.

• Micro-capitalization company means a company with market capitalization under US $300 million.

• Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.

• Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

The fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved a Distribution and Service Plan with respect to shares of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows shares of the fund and/or FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.

The Plan adopted for the fund is described in the prospectus.

Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, the Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for shares of the fund.

Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by shares of the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

FDC or an affiliate may compensate, or upon direction make payments for certain retirement plan expenses to intermediaries. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, and other factors. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. Certain of the payments described above may be significant to an intermediary. As permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

The fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for providing recordkeeping and administrative services to plan participants or for providing other services to retirement plans. Please see "Transfer and Service Agent Agreements" in this statement of additional information (SAI) for more information.

FDC or an affiliate may also make payments to banks, broker-dealers and other service-providers (who may be affiliated with FDC) for distribution-related activities and/or shareholder services. If you have purchased shares of the fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund over others offered by competing fund families, or retirement plan sponsors may take these payments into account when deciding whether to include a fund as a plan investment option.

TRANSFER AND SERVICE AGENT AGREEMENTS

The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.

For providing transfer agency services, FIIOC receives no fees from the fund.

FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

The fund has entered into a service agent agreement with FSC, an affiliate of FMR (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares and maintains the fund's portfolio and general accounting records.

For providing pricing and bookkeeping services, FSC receives no fee from the fund.

FMR bears the cost of pricing and bookkeeping services under the terms of its management contract with the fund.

DESCRIPTION OF THE TRUST

Trust Organization. Fidelity® Series Government Money Market Fund is a fund of Fidelity Salem Street Trust, an open-end management investment company created under an initial declaration of trust dated September 5, 1984. The Trustees are permitted to create additional funds in the trust and to create additional classes of the fund.

The assets of the trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.

Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

Voting Rights. Each fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. The Bank of New York Mellon, 1 Wall Street, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies. JPMorgan Chase Bank, headquartered in New York, and State Street Bank and Trust Company, headquartered in Massachusetts, also may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions. From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR or an affiliate. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of the fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for the fund and provides other audit, tax, and related services.

FUND HOLDINGS INFORMATION

The fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.

The fund will provide a full list of holdings as of the last day of the previous month on www.fidelity.com. This information will be provided monthly by no later than the fifth business day of each month. The information will be available on the web site for a period of not less than six months.

A full list of holdings may be obtained from the fund more frequently, including daily, upon request. A full list of the fund's holdings (as of the previous business day) may also be obtained on a continuous basis by submitting a standing request to the fund. The fund may also from time to time provide or make available to third parties upon request specific fund level performance attribution information and statistics, or holdings information with respect to a specific security or company. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. FMR reserves the right to refuse to fulfill any request for portfolio holdings information if it believes that providing such information may adversely affect the fund or its shareholders. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of the fund’s portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of the fund.

FMR’s Disclosure Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity fund prior to such fund’s public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.

Disclosure of non-public portfolio holdings information for a Fidelity fund’s portfolio may only be provided pursuant to the guidelines below.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: the fund's trustees; the fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by the fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by FMR, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Standard & Poor's Ratings Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day); and Bloomberg, L.P. (full holdings daily, on the next business day).

FMR, its affiliates, or the fund will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the fund's SAI.

There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

FINANCIAL STATEMENTS

The fund's financial statements and financial highlights for the fiscal year ended August 31, 2021, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies (such as central funds or other underlying funds) in which the fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

APPENDIX

Fidelity and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

Fund	Ticker
Fidelity® Series Short-Term Credit Fund	FYBTX

Fund of Fidelity Salem Street Trust

STATEMENT OF  ADDITIONAL INFORMATION

October 30, 2021

This statement of additional information (SAI) is not a prospectus. Portions of the fund's annual report are incorporated herein. The annual report is supplied with this SAI.

To obtain a free additional copy of the prospectus or SAI, dated October 30, 2021, or an annual report, please call Fidelity at 1-800-544-8544 or visit Fidelity’s web site at www.fidelity.com.

SS1-PTB-1021
1.9863236.108

245 Summer Street, Boston, MA 02210

INVESTMENT POLICIES AND LIMITATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING AND SELLING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACT
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT AGREEMENTS
SECURITIES LENDING
DESCRIPTION OF THE TRUST
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are the fund's fundamental investment limitations set forth in their entirety.

Diversification

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Senior Securities

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Fidelity Management & Research Company LLC (FMR) looks through to the U.S. Government securities.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market central fund, FMR looks through to the holdings of the central fund.

For purposes of the fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.

Real Estate

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Short Sales

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, except for sales of to be announced (TBA) securities, and provided that transactions in futures contracts, options, and swaps are not deemed to constitute selling securities short.

Margin Purchases

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

In addition to the fund's fundamental and non-fundamental investment limitations discussed above:

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

The following pages contain more detailed information about types of instruments in which the fund may invest, techniques the fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. The fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, the fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.

On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "an adviser" or "the adviser" may relate to the fund's adviser or a sub-adviser, as applicable.

Affiliated Bank Transactions. A Fidelity® fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Collateralized Loan Obligations (CLO) are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses. For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO trust typically have higher ratings and lower yields than their underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by a fund as illiquid securities, however an active dealer market may exist allowing them to qualify for Rule 144A transactions.

Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity® funds and other advisory clients only) shares of Fidelity® central funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity® funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees. The investment results of the portions of a Fidelity® fund's assets invested in the central funds will be based upon the investment results of those funds.

Commodity Futures Trading Commission (CFTC) Notice of Exclusion. The Adviser, on behalf of the Fidelity® fund to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. However, the CFTC has adopted certain rule amendments that significantly affect the continued availability of this exclusion, and may subject advisers to funds to regulation by the CFTC. As of the date of this SAI, the adviser does not expect to register as a CPO of the fund. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.

Disruption to Financial Markets and Related Government Intervention. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of events such as the 2008 economic downturn led the U.S. Government and other governments to take a number of then-unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments in unpredictable ways.

Similarly, widespread disease including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent a fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact a fund's ability to achieve its investment objective, and (iii) may exacerbate the risks discussed elsewhere in a fund’s registration statement, including political, social, and economic risks.

The value of a fund's portfolio is also generally subject to the risk of future local, national, or global economic or natural disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it remains uncertain that the U.S. Government or foreign governments will intervene in response to current or future market disturbances and the effect of any such future intervention cannot be predicted.

Dollar-Weighted Average Maturity is derived by multiplying the value of each security by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

Under certain circumstances, a fund may invest in nominally long-term securities that have maturity shortening features of shorter-term securities, and the maturities of these securities may be deemed to be earlier than their ultimate maturity dates by virtue of an existing demand feature or an adjustable interest rate. Under other circumstances, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. The maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

Duration is a measure of a bond's price sensitivity to a change in its yield. For example, if a bond has a 5-year duration and its yield rises 1%, the bond's value is likely to fall about 5%. Similarly, if a bond fund has a 5-year average duration and the yield on each of the bonds held by the fund rises 1%, the fund's value is likely to fall about 5%. For funds with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance will likely differ from the example.

Exposure to Foreign and Emerging Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, a fund's adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

Successful use of currency management strategies will depend on an adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as an adviser anticipates. For example, if a currency's value rose at a time when a fund had hedged its position by selling that currency in exchange for dollars, the fund would not participate in the currency's appreciation. If a fund hedges currency exposure through proxy hedges, the fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if a fund increases its exposure to a foreign currency and that currency's value declines, the fund will realize a loss. Foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that a fund's hedging strategies will be ineffective. Moreover, it is impossible to precisely forecast the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expenses of such transaction), if an adviser's predictions regarding the movement of foreign currency or securities markets prove inaccurate.

A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. A fund will cover its exposure to foreign currency transactions with liquid assets in compliance with applicable requirements. There is no assurance that an adviser's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the fund to reduce foreign currency risk using such options.

Fund's Rights as an Investor. Fidelity® funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. A fund's proxy voting guidelines are included in its SAI.

Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). In addition, some currently available futures contracts are based on Eurodollars. Positions in Eurodollar futures reflect market expectations of forward levels of three-month London Interbank Offered Rate (LIBOR) rates. Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant, when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's net asset value per share (NAV). The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the futures commission merchant of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the futures commission merchant's other customers, potentially resulting in losses to the fund. A fund is also required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or over-the-counter (OTC). The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to a futures commission merchant as described above for futures contracts.

If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in price increases and, if a call writer does not hold the underlying instrument, a call writer's loss is theoretically unlimited.

Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), asset swaps (e.g., where parties combine the purchase or sale of a bond with an interest rate swap), total return swaps, and credit default swaps. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member futures commission merchant may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce the distinction.

A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which a fund is the protection seller, the fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the fund by the credit default protection buyer. Any loss would be offset by the premium payments the fund receives as the seller of credit default protection. This risk for cleared swaps is generally lower than for uncleared swaps since the counterparty is a clearinghouse, but there can be no assurance that a clearinghouse or its members will satisfy its obligations.

If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity® fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that a fund will be able to do so, a fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. A fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.

A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In order to cover its outstanding obligations to a swap counterparty, a fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.

Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.

Hybrid and Preferred Securities. A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.

The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.

Illiquid Investments

means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund. Illiquid securities may include (1) repurchase agreements maturing in more than seven days without demand/redemption features, (2) OTC options and certain other derivatives, (3) private placements, (4) securities traded on markets and exchanges with structural constraints, and (5) loan participations.

Under the supervision of the Board of Trustees, a Fidelity® fund's adviser classifies the liquidity of the fund's investments and monitors the extent of funds’ illiquid investments.

Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.

Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment’s liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund’s investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.

Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.

On August 5, 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States one level to "AA+" from "AAA." While Standard & Poor's Ratings Services affirmed the United States' short-term sovereign credit rating as "A-1+," there is no guarantee that Standard & Poor's Ratings Services will not decide to lower this rating in the future. Standard & Poor's Ratings Services stated that its decision was prompted by its view on the rising public debt burden and its perception of greater policymaking uncertainty. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by Standard & Poor's Ratings Services decisions to downgrade the long-term sovereign credit rating of the United States.

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.

Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Insolvency of Issuers, Counterparties, and Intermediaries.

Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.

As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.

If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a Fidelity® fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A Fidelity® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Low or Negative Yielding Securities. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including Japan and some European countries, are at or near historically low levels. Japan and those European countries have, from time to time, experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk for the markets as a whole and for the funds. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent a fund is exposed to such interest rates.

Mortgage Securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

On June 3, 2019, under the Federal Housing Finance Agency’s “Single Security Initiative”, Fannie Mae and Freddie Mac will start issuing uniform mortgage-backed securities (UMBS). UMBS will be eligible for delivery into the To-Be-Announced (TBA) market. Each UMBS will have a 55-day remittance cycle and can be used as collateral in either a Fannie Mae® or Freddie Mac® security or held for investment. Freddie Mac’s legacy TBA-eligible securities have a 45-day remittance cycle and will not be directly eligible for delivery in settlement of a UMBS trade. Freddie Mac will offer investors the opportunity to exchange outstanding legacy mortgage-backed securities for mirror UMBS with a 55-day remittance period. The exchange offer includes compensation for the 10-day delay in receipt of payments. A fund’s ability to invest in UMBS to the same degree that the fund currently invests in Fannie Mae and Freddie Mac mortgage-backed securities is uncertain.

While Fannie Mae and Freddie Mac have taken steps for a smooth transition to the issuance of UMBS, the effects of the issuance of UMBS on the mortgage-backed securities and TBA markets are uncertain and there may be factors that affect the timing of the transition to UMBS or the ability of market participants, including a fund, to adapt to the issuance of UMBS. A fund may need to consider the tax and accounting issues raised by investments in UMBS and/or the exchange of legacy Freddie Mac securities for UMBS. Additionally, there could be divergence in prepayment rates of UMBS issued by Fannie Mae and Freddie Mac, which could lead to differences in the prices of Fannie Mae- and Freddie Mac-issued UMBS if Fannie Mae and Freddie Mac fail to align programs, policies and practices that affect prepayments.

The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

A fund may seek to earn additional income by using a trading strategy (commonly known as "mortgage dollar rolls" or "reverse mortgage dollar rolls") that involves selling (or buying) mortgage securities, realizing a gain or loss, and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities that are permissible investments for the fund. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction, a fund is entitled to interest and principal payments on the securities purchased. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

Real Estate Investment Trusts (REITs). REITs issue debt securities to fund the purchase and/or development of commercial properties. The value of these debt securities may be affected by changes in the value of the underlying property owned by the trusts, the creditworthiness of the trusts, interest rates, and tax and regulatory requirements. REITs are dependent upon management skill and the cash flow generated by the properties owned by the trusts. REITs are at the risk of the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.

Restricted Securities (including Private Placements) are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities, including private placements of private and public companies, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage.

Securities Lending. A Fidelity® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate, National Financial Services LLC (NFS). Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity® fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.

The Fidelity® funds have retained agents, including NFS, an affiliate of the funds, to act as securities lending agent. If NFS acts as securities lending agent for a fund, it is subject to the overall supervision of the fund’s adviser, and NFS will administer the lending program in accordance with guidelines approved by the fund’s Trustees.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies,

including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.

A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, the Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.

Special Purpose Acquisition Companies (“SPACs”). A fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool money to seek potential acquisition opportunities. SPACs are collective investment structures formed to raise money in an initial public offering for the purpose of merging with or acquiring one or more operating companies (the “de-SPAC Transaction”). Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. In connection with a de-SPAC Transaction, the SPAC may complete a PIPE (private investment in public equity) offering with certain investors. A fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its de-SPAC Transaction.

Because SPACs do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. An investment in a SPAC is subject to a variety of risks, including that (i) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (ii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (iii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; (iv) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the fund believes is the SPAC interest’s intrinsic value; (v) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of shareholders; (vi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (vii) the warrants or other rights with respect to the SPAC held by a fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (viii) a fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; and (ix) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction.

Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold, but only pursuant to an effective registration statement or other exemption from registration. The securities issued by a SPAC, which are typically traded either in the over-the-counter market or on an exchange, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.

Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

Structured Securities (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.

Temporary Defensive Policies. Fidelity® Series Short-Term Credit Fund reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.

Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.

If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the fund when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank account overnight. Any risks associated with such an account are investment risks of the fund. The fund faces the risk of loss of these balances if the bank becomes insolvent.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality, sometimes subject to a cap or floor on such rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. For purposes of determining the maximum maturity of a variable or floating rate security, a fund's adviser may take into account normal settlement periods.

In addition to other interbank offered rates (IBORs), the most common benchmark rate for floating rate securities is LIBOR, which is the rate of interest offered on short-term interbank deposits, as determined by trading between major international banks. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other IBORs were susceptible to manipulation. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of U.S. dollar overnight borrowings) and the Sterling Overnight Index Average rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). In March 2021, the United Kingdom’s Financial Conduct Authority and ICE Benchmark Authority formally announced the dates after which the LIBORs will no longer be representative and subsequently cease publication. Certain LIBOR settings will cease publication after the end of 2021. However, the publication of certain other LIBOR settings will continue through at least mid-2023. While various regulators and industry bodies are working globally on transitioning to alternative rates, there remains uncertainty regarding the future utilization of the IBORs and the transition to, and the nature of, replacement rates. As such, the effect of a transition away from the IBORs on a fund and the financial instruments in which it invests cannot yet be determined, and may depend on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts; (ii) the effect of new legislation relating to the discontinuation of LIBOR and the use of replacement rates, and (iii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Such transition may result in a reduction in the value of IBOR-based instruments held by a fund, a reduction in the effectiveness of certain hedging transactions and increased illiquidity and volatility in markets that currently rely on an IBOR to determine interest rates, any of which could adversely impact the fund’s performance.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

A fund may also engage in purchases or sales of "to be announced" or "TBA" securities, which usually are transactions in which a fund buys or sells mortgage-backed securities on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount. TBA trades can be used by a fund for investment purposes in order to gain exposure to certain securities, or for hedging purposes to adjust the risk exposure of a fund portfolio without having to restructure a portfolio. Purchases and sales of TBA securities involve risks similar to those discussed above for other when-issued and forward purchase and sale transactions. In addition, when a fund sells TBA securities, it incurs risks similar to those incurred in short sales. For example, when a fund sells TBA securities without owning or having the right to obtain the deliverable securities, it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. Also, a fund may be unable to purchase the deliverable securities if the corresponding market is illiquid. In such transactions, the fund will set aside liquid assets in an amount sufficient to offset its exposure as long as the fund's obligations are outstanding.

Under the Federal Housing Finance Agency’s “Single Security Initiative” intended to maximize liquidity for both Fannie Mae and Freddie Mac mortgage-backed securities in the TBA market, Fannie Mae and Freddie Mac expect to start issuing UMBS in place of their current separate offerings of TBA-eligible mortgage-backed securities. The effects of the issuance of UMBS on the TBA market are uncertain.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.

Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund’s service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund’s manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

While a fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

PORTFOLIO TRANSACTIONS

Orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Fidelity Management & Research Company LLC (FMR or the Adviser) pursuant to authority contained in the management contract. To the extent that the Adviser grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section. Furthermore, the sub-adviser's trading and associated policies, which may differ from the Adviser's policies, may apply to that fund, subject to applicable law.

The Adviser or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

The fund will not incur any commissions or sales charges when it invests in shares of mutual funds (including any underlying central funds), but it may incur such costs when it invests directly in other types of securities.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.

The Trustees of the fund periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

The Selection of Securities Brokers and Dealers

The Adviser or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) to place or execute the fund’s portfolio securities transactions. In selecting brokers, including affiliates of the Adviser, to execute the fund’s portfolio securities transactions, the Adviser or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to the Adviser’s or its affiliates’ overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund’s portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, the Adviser or its affiliates may choose to execute an order using ECNs, including broker-sponsored algorithms, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors include, but are not limited to, the following: price; costs; the size, nature and type of the order; the speed of execution; financial condition and reputation of the broker; broker specific considerations (e.g.; not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader’s assessment of whether and how closely the broker likely will follow the trader’s instructions to the broker; confidentiality and the potential for information leakage; the nature or existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.

In seeking best execution for portfolio securities transactions, the Adviser or its affiliates may from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. The Adviser or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. Occasionally the Adviser or its affiliates execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of the Adviser or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. The Adviser or its affiliates execute futures transactions verbally and electronically.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of the Adviser) that execute transactions for a fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to the Adviser or its affiliates.

Research Products and Services. These products and services may include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in video and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. The Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement the Adviser's or its affiliates' own research activities in providing investment advice to the fund.

Execution Services. In addition, when permissible under applicable law, brokerage and research products and services include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. Although the Adviser or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they may use commission dollars to obtain certain products or services that are not used exclusively in the Adviser's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, the Adviser or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").

Benefit to the Adviser. The Adviser's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. Therefore, an economic incentive exists for the Adviser or its affiliates to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on the Adviser’s or its affiliates’ funds interest in receiving most favorable execution. The Adviser and its affiliates manage the receipt of brokerage and research products and services and the potential for conflicts through its Commission Uses Program. The Commission Uses Program effectively “unbundles” commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. Those brokers have client commission arrangements (each a CCA) in place with the Adviser and its affiliates (each of those brokers referred to as CCA brokers). In selecting brokers for executing transactions on behalf of the fund, the trading desks through which the Adviser or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the CCA broker provides. Commissions paid to a CCA broker include both an execution commission and a research charge, and while the CCA broker receives the entire commission, it retains the execution commission and either credits or transmits the research portion (also known as “soft dollars,”) to a CCA pool maintained by each CCA broker. Soft dollar credits (credits) accumulated in CCA pools are used to pay research expenses. In some cases, the Adviser or its affiliates may request that a broker which is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid with credits from the CCA pool. The administration of brokerage and research products and services is managed separately from the trading desks, and traders have no responsibility for administering the research program, including the payment for research. The Adviser or its affiliates may use a third-party aggregator to facilitate payments to research providers. Where an aggregator is involved, the aggregator would maintain credits in an account that is segregated from the aggregator’s proprietary assets and the assets of its other clients and use those credits to pay research providers as instructed by the Adviser or its affiliates. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that the Adviser or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to the Adviser or its affiliates or have no explicit cost associated with them. In addition, the Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker’s overall services.

The Adviser's Decision-Making Process. In connection with the allocation of fund brokerage, the Adviser or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to the Adviser or its affiliates, viewed in terms of the particular transaction for the fund or the Adviser's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which the Adviser or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with the fund's brokerage may not benefit all funds and certain funds may receive the benefit of the brokerage and research product or services obtained with other funds’ commissions. As required under applicable laws or fund policy, commissions generated by certain funds may only be used to obtain certain brokerage and research products and services. As a result, certain funds may pay more proportionately of certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each fund continues to be allocated equitably. While the Adviser or its affiliates take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither the Adviser, its affiliates, nor the fund incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, for funds managed by the Adviser or its affiliates outside of the European Union or the United Kingdom, these brokerage and research products and services assist the Adviser or its affiliates in terms of their overall investment responsibilities to the fund or any other investment companies and investment accounts for which the Adviser or its affiliates may have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by the Adviser or its affiliates, and not every fund or investment account uses the brokerage and research products and services that may have been acquired through that fund’s commissions.

Research Contracts. The Adviser or its affiliates have arrangements with certain third-party research providers and brokers through whom the Adviser or its affiliates effect fund trades, whereby the Adviser or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, the Adviser or its affiliates may still cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to the Adviser or its affiliates, or that may be available from another broker. The Adviser's or its affiliates' determination to pay for research products and services separately is wholly voluntary on the Adviser's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Funds Managed within the European Union. The Adviser and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as “MiFID II”, as implemented in the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the FCA), where applicable.

Funds, or portions thereof, that are managed within the United Kingdom by FMR Investment Management (UK) Limited (FMR UK) use research payment accounts (RPAs) to cover costs associated with equity and high income external research that is consumed by those funds or investment accounts in accordance with MiFID II and FCA regulations. With RPAs, funds pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission1. For funds that use an RPA, FMR UK establishes a research budget. The budget is set by first grouping funds or investment accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union or the United Kingdom. In this regard, research budgets are set by research needs and are not otherwise linked to the volume or value of transactions executed on behalf of the fund or investment account. For funds where portions are managed both within and outside of the United Kingdom, external research may be paid using both a CCA and an RPA. Determinations of what is eligible research and how costs are allocated are made in accordance with the Adviser’s and its affiliates’ policies and procedures. Costs for research consumed by funds that use an RPA will be allocated among the funds or investment accounts within defined strategies pro rata based on the assets under management for each fund or investment account. While the research charge paid on behalf of any one fund that uses an RPA varies over time, the overall research charge determined at the fund level on an annual basis will not be exceeded.

FMR UK is responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets will be maintained in accounts at a third-party depository institution, held in the name of FMR UK. FMR UK provides on request, a summary of: (i) the providers paid from the RPA; (ii) the total amount they were paid over a defined period; (iii) the benefits and services received by FMR UK; and (iv) how the total amount spent from the RPA compares to the research budget set for that period, noting any rebate or carryover if residual funds remain in the RPA.

Impacted funds, like those funds that participate in CCA pools, may make payments to a broker that include both an execution commission and a research charge, but unlike CCAs (for which research charges may be retained by the CCA broker and credited to the CCA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA are used to satisfy external research costs consumed by the funds.

If the costs of paying for external research exceed the amount initially agreed in relation to funds in a given strategy, the Adviser or its affiliates may continue to charge those funds or investment accounts beyond the initially agreed amount in accordance with MiFID II, continue to acquire external research for the funds or investment accounts using its own resources, or cease to purchase external research for those funds or investment accounts until the next annual research budget. If assets for specific funds remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year’s research charges for those funds or rebated to those funds.

Funds managed by FMR UK that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FMR UK and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMR UK portfolio managers that manage fixed income funds or investment accounts in any manner inconsistent with MiFID II and FCA regulations.

1The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would be permissible under Section 28(e) of the Securities Exchange Act of 1934 by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage products and services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered "commissions" for Section 28(e) purposes.

Commission Recapture

From time to time, the Adviser or its affiliates engages in brokerage transactions with brokers (who are not affiliates of the Adviser) who have entered into arrangements with the Adviser or its affiliates under which the broker may rebate a portion of the compensation paid by a fund (commission recapture). Not all brokers with whom the fund trades have been asked to participate in brokerage commission recapture.

Affiliated Transactions

The Adviser or its affiliates place trades with certain brokers, including NFS, through its Fidelity Capital Markets (FCM) division, and Luminex Trading & Analytics LLC (Luminex), with whom they are under common control or otherwise affiliated, provided the Adviser or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the fund and subject to other applicable law. In addition, from time to time, the Adviser or its affiliates place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent.

Trades may be executed through alternative trading systems or national securities exchanges in which the Adviser or its affiliates have an interest. Any decision to execute a trade through an alternative trading system or exchange in which the Adviser or its affiliates have an interest would be made in accordance with applicable law, including best execution obligations. For trades placed on such a system or exchange, not limited to ones in which the Adviser or its affiliates may have an ownership interest, the Adviser or its affiliates may benefit in the form of increased valuation(s) of its equity interest, where it has an ownership interest, or other remuneration, including rebates.

The Trustees of the fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

Non-U.S. Securities Transactions

To facilitate trade settlement and related activities in non-U.S. securities transactions, the Adviser or its affiliates effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions are effected on behalf of funds by parties other than the Adviser or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.

Trade Allocation

Although the Trustees and officers of the fund are substantially the same as those of certain other Fidelity® funds, investment decisions for the fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by the Adviser to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.

Commissions Paid A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

The following table shows the fund's portfolio turnover rate for the fiscal periods ended August 31, 2021 and 2020. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Adviser's investment outlook, as well as changes in mortgage dollar roll transaction volume.

Turnover Rates	2021	2020
Fidelity® Series Short-Term Credit Fund	60%	62%

During the fiscal year ended August 31, 2021, the fund held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by the fund as of the fiscal year ended August 31, 2021.

Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
Fidelity® Series Short-Term Credit Fund	Bank of America Corp.	$ 36,790,700
	Barclays PLC	$ 24,654,698
	BNP Paribas	$ 8,360,047
	Citigroup, Inc.	$ 30,034,947
	Deutsche Bank AG	$ 25,343,268
	Goldman Sachs Group, Inc.	$ 44,818,631
	JPMorgan Chase & Co.	$ 36,152,787
	Morgan Stanley	$ 38,717,661
	Royal Bank of Canada	$ 6,811,127

The following table shows the total amount of brokerage commissions paid by the fund, comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal years ended August 31, 2021, 2020, and 2019. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.

Fund	Fiscal Year Ended	Dollar Amount	Percentage of Average Net Assets
Fidelity® Series Short-Term Credit Fund	August 31
	2021	$4,915	0.00%
	2020	$11,910	0.00%
	2019	$4,071	0.00%

During the fiscal year ended August 31, 2021, the fund paid no brokerage commissions to firms for providing research or brokerage services.

During the twelve-month period ended June 30, 2021, the fund did not allocate brokerage commissions to firms for providing research or brokerage services.

VALUATION

The NAV is the value of a single share. NAV is computed by adding the value of a fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Board of Trustees has ultimate responsibility for pricing, but has delegated day-to-day valuation responsibilities to FMR. FMR has established the FMR Fair Value Committee (the Committee) to fulfill these responsibilities.

Shares of open-end investment companies (including any underlying central funds) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies.

Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying central fund, are valued as follows:

Most equity securities are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.

Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.

Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.

Prices described above are obtained from pricing services that have been approved by the Board of Trustees. A number of pricing services are available and the funds may use more than one of these services. The funds may also discontinue the use of any pricing service at any time. The fund's adviser engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.

Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.

Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading.

In determining the fair value of a private placement security for which market quotations are not available, the Committee generally applies one or more valuation methods including the market approach, income approach and cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The fund's adviser reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the fund’s investments and ratifies the fair value determinations of the Committee.

BUYING AND SELLING INFORMATION

The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.

The fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. The fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES

Dividends. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders or the long-term capital gains tax rates available to individuals. Short-term capital gains are taxable at ordinary income tax rates. A portion of the fund's dividends may be exempt from state and local taxation to the extent that they are derived from certain U.S. Government securities and meet certain requirements. Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).

Capital Gain Distributions. Unless your shares of the fund are held in a tax-advantaged retirement plan, the fund's long-term capital gain distributions, including amounts attributable to an underlying fund's long-term capital gain distributions, are federally taxable to shareholders generally as capital gains.

Returns of Capital. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold in taxable accounts.

Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by the fund with respect to foreign securities held directly by the fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by the fund. Because the fund does not currently anticipate that securities of foreign issuers or underlying regulated investment companies will constitute more than 50% of its total assets at the end of its fiscal year, or fiscal quarter, respectively, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 178 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

* Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Standing Committees of the Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has four standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Kenneally currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates, including matters involving potential claims of one or more funds (e.g. for reimbursements of expenses or losses) against FMR, and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds' Chief Compliance Officer (CCO). The committee (i) serves as a primary point of contact (generally after the Independent Trustee who serves as a liaison for the CCO) for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO's compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO. During the fiscal year ended August 31, 2021, the committee held 12 meeting(s).

The Audit Committee is composed of all of the Independent Trustees, with Ms. Acton currently serving as Chair. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair or a majority of committee members. The committee meets separately, at least annually, with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds' outside auditors, and with the funds' CCO. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process from the funds' Treasurer and outside auditors and will oversee the resolution of any disagreements concerning financial reporting among applicable parties. The committee will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' outside auditor, internal audit personnel of FMR LLC and legal counsel, as appropriate, matters related to the audits of the funds' financial statements. The committee will discuss regularly and oversee the review of the internal controls of the funds and their service providers with respect to accounting, financial matters and risk management programs related to the funds. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended August 31, 2021, the committee held four meeting(s).

The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Murray currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee reviews and approves annually Fair Value Committee Policies recommended by the FMR Fair Value Committee and oversees particular valuations or fair valuation methodologies employed by the FMR Fair Value Committee as circumstances may require. The Committee also reviews actions taken by the FMR Fair Value Committee. The Committee does not oversee the day-to-day operational aspects of the valuation and calculation of the net asset value of the funds, which have been delegated to the FMR Fair Value Committee and Fidelity Service Company, Inc. (FSC). During the fiscal year ended August 31, 2021, the committee held six meeting(s).

The Governance and Nominating Committee is composed of Messrs. Kenneally (Chair) and Gartland (Vice Chair), and Ms. Acton. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It monitors the performance of legal counsel employed by both the funds and the Independent Trustees. The committee will engage and oversee any counsel utilized by the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee also approves Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee oversees compliance with the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee reviews the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "recommended practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended August 31, 2021, the committee held ten meeting(s).

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2020.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	JonathanChiel	Abigail P.Johnson	JenniferToolin McAuliffe
Fidelity® Series Short-Term Credit Fund	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000

Independent Trustees
DOLLAR RANGE OF FUND SHARES	Elizabeth S.Acton	Ann E.Dunwoody	JohnEngler	Robert F.Gartland
Fidelity® Series Short-Term Credit Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Arthur E.Johnson	Michael E.Kenneally	Marie L.Knowles	Mark A.Murray
Fidelity® Series Short-Term Credit Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended August 31, 2021, or calendar year ended December 31, 2020, as applicable.

Compensation Table(1)
AGGREGATE COMPENSATION FROM A FUND	Elizabeth S.Acton	Ann E.Dunwoody	JohnEngler	Robert F.Gartland
Fidelity® Series Short-Term Credit Fund	$682	$628	$628	$648
TOTAL COMPENSATION FROM THE FUND COMPLEX(2)	$513,000	$471,500	$471,500	$484,000
AGGREGATE COMPENSATION FROM A FUND	Robert W.Helm(3)	Arthur E.Johnson	Michael E.Kenneally	Marie L.Knowles
Fidelity® Series Short-Term Credit Fund	$148	$782	$715	$672
TOTAL COMPENSATION FROM THE FUND COMPLEX(2)	--	$584,000	$534,000	$498,500
AGGREGATE COMPENSATION FROM A FUND	Mark A.Murray
Fidelity® Series Short-Term Credit Fund	$628
TOTAL COMPENSATION FROM THE FUND COMPLEX(2)	$471,500

(1) Jonathan Chiel, Abigail P. Johnson, and Jennifer Toolin McAuliffe are interested persons and are compensated by Fidelity.

(2) Reflects compensation received for the calendar year ended December 31, 2020 for 280 funds of 31 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Elizabeth S. Acton, $120,000; Ann E. Dunwoody, $245,099; Robert F. Gartland, $180,000; Michael E. Kenneally $120,000; and Mark A. Murray, $245,099.

(3) Mr. Helm serves as a Member of the Advisory Board of Fidelity Salem Street Trust effective June 1, 2021.

As of August 31, 2021, 100% of the fund's total outstanding shares was held by Fidelity® funds and Fidelity managed 529 plans, as applicable. As of August 31, 2021, the Trustees, Members of the Advisory Board (if any), and officers of the fund owned, in the aggregate, less than 1% of each class's total outstanding shares, with respect to the fund.

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, FMR UK, Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

FMR, FMR UK, FMR H.K., FMR Japan, Fidelity Distributors Company LLC (FDC), and the fund have adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees' fiduciary responsibilities regarding the fund, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the code of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.

MANAGEMENT CONTRACT

The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and compensates all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. Under the terms of the fund's management contract, FMR or an affiliate is responsible for payment of all expenses involved in the operation of the fund, including all expenses allocable at the fund level, except the following: (i) transfer agent fees, Rule 12b-1 fees and other expenses allocable at the class level; (ii) interest and taxes; (iii) costs in connection with the purchase or sale of securities and other investment instruments; (iv) fees and expenses of the trust’s Trustees other than those who are “interested persons” of the trust or of FMR; (v) custodian fees and expenses; (vi) expenses of printing and mailing proxy materials to shareholders of the fund; (vii) all other expenses incidental to holding meetings of the fund’s shareholders, including proxy solicitations therefor; and (viii) such non-recurring and/or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the trust’s Trustees and officers with respect thereto. The fund shall pay its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable.

Management Fee.

The fund does not pay a management fee to FMR for the services rendered.

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns and yield, and repayment of the reimbursement will decrease returns and yield.

Sub-Advisers - FMR UK, FMR H.K., and FMR Japan. On behalf of the fund, FMR has entered into sub-advisory agreements with FMR H.K. and FMR Japan. On behalf of the fund, FMR has entered into a sub-advisory agreement with FMR UK. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services). FMR or an affiliate, and not the fund, pays the sub-advisers.

David DeBiase is co-manager of Fidelity® Series Short-Term Credit Fund and receives compensation for those services. Robert Galusza is co-manager of Fidelity® Series Short-Term Credit Fund and receives compensation for those services. Julian Potenza is co-manager of Fidelity® Series Short-Term Credit Fund and receives compensation for those services. As of August 31, 2021, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager’s base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other FMR taxable bond funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portion of each portfolio manager’s bonus that is linked to the investment performance of Fidelity® Series Short-Term Credit Fund is based on the pre-tax investment performance of the fund measured against the Bloomberg U.S. 1-3 Year Credit Bond Index. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. A portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients’) respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FMR or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR’s and its affiliates’ client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.

A conflict of interest situation is presented when FMR or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FMR investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FMR for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FMR has adopted policies and procedures and maintains a compliance program designed to help manage such actual and potential conflicts of interest.

The following table provides information relating to other accounts managed by Mr. DeBiase as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	12	6	49
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$29,374	$3,006	$45,591
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Series Short-Term Credit Fund ($2,448 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Series Short-Term Credit Fund beneficially owned by Mr. DeBiase was none.

The following table provides information relating to other accounts managed by Mr. Galusza as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	12	6	52
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$29,374	$3,006	$46,369
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Series Short-Term Credit Fund ($2,448 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Series Short-Term Credit Fund beneficially owned by Mr. Galusza was none.

The following table provides information relating to other accounts managed by Mr. Potenza as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	12	6	48
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$29,374	$3,006	$45,648
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Series Short-Term Credit Fund ($2,448 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Series Short-Term Credit Fund beneficially owned by Mr. Potenza was none.

PROXY VOTING GUIDELINES

Fidelity® Funds' Proxy Voting Guidelines

I. Introduction

These guidelines are intended to help Fidelity’s customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 70 years. In particular, these guidelines are animated by two fundamental principles: 1) putting first the long-term interests of our customers and fund shareholders; and 2) investing in companies that share our approach to creating value over the long-term. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.

In evaluating proxies, we recognize that companies can conduct themselves in ways that have important environmental and social consequences. While Fidelity always remains focused on maximizing long-term shareholder value, we also consider potential environmental, social and governance (ESG) impacts that we believe are material to individual companies and investing funds' investment objectives and strategies.

Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.

II. Board of Directors and Corporate Governance

Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders’ rights. The following general guidelines are intended to reflect these proxy voting principles.

A. Election of Directors

Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.

Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:

1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.

2. There are no women on the board or if a board of ten or more members has fewer than two women directors.

3. The director is a public company CEO who sits on more than two unaffiliated public company boards.

Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:

1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.

3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.

B. Contested Director Elections

On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds’ assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:

1. Management’s track record and strategic plan for enhancing shareholder value;

2. The long-term performance of the company compared to its industry peers; and

3. The qualifications of the shareholder’s and management’s nominees.

Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.

C. Cumulative Voting Rights

Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.

D. Classified Boards

A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board’s adoption of a classified board structure and support declassification of existing boards.

E. Independent Chairperson

In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.

F. Majority Voting in Director Elections

In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company’s board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.

G. Proxy Access

Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company’s proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company’s shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.

H. Indemnification of Directors and Officers

In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).

III. Compensation

Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.

A. Equity Compensation Plans

Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:

1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate (“burn rate”) considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.

2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.

3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

As to stock option plans, considerations include the following:

1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

2. Re-pricing: An “out-of-the-money” (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.

Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:

1. Whether the proposal excludes senior management and directors;

2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3. The company's relative performance compared to other companies within the relevant industry or industries;

4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.

B. Employee Stock Purchase Plans

These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing “best practices” in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.

IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote

Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:

- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;

- The alignment of executive compensation and company performance relative to peers; and

- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.

A. Compensation Committee

Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.

Fidelity will oppose the election of directors on the compensation committees if:

1. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.

2. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:

a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or

b) Adopted or extended a golden parachute.

B. Executive Severance Agreements

Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as “golden parachutes.” Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

V. Environmental and Social Issues

Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate environmental and social issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund's investment objective and strategies.

Fidelity generally considers management’s recommendation and current practice when voting on shareholder proposals concerning environmental or social issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Therefore, Fidelity may support shareholder proposals that request additional disclosures from companies regarding environmental or social issues, including where it believes that the proposed disclosures could provide meaningful information to the investment management process without unduly burdening the company. This means that Fidelity may support shareholder proposals calling for reports on sustainability, renewable energy, and environmental impact issues. Fidelity also may support proposals on issues in other areas, including but not limited to equal employment, board diversity and workforce diversity.

VI. Anti-Takeover Provisions and Shareholders Rights Plans

Fidelity generally will oppose a proposal to adopt an anti-takeover provision.

Anti-takeover provisions include:

- classified boards;

- “blank check” preferred stock (whose terms and conditions may be expressly determined by the company’s board, for example, with differential voting rights);

- golden parachutes;

- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);

- poison pills;

- restricting the right to call special meetings;

- provisions restricting the right of shareholders to set board size; and

- any other provision that eliminates or limits shareholder rights.

A. Shareholders Rights Plans (“poison pills”)

Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.

Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:

1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;

2. Is integral to a business strategy that is expected to result in greater value for the shareholders;

3. Requires shareholder approval to be reinstated upon expiration or if amended;

4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and

5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.

Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.

B. Shareholder Ability to Call a Special Meeting

Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.

C. Shareholder Ability to Act by Written Consent

Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.

D. Supermajority Shareholder Vote Requirement

Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

VII. Anti-Takeover Provisions and Director Elections

Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.

Fidelity will consider supporting the election of directors with respect to poison pills if:

- All of the poison pill’s features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.

- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.

- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

VIII. Capital Structure and Incorporation

These guidelines are designed to protect shareholders’ value in the companies in which the Fidelity funds invest. To the extent a company’s management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.

A. Increases in Common Stock

Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.

In the case of REITs, however, Fidelity will oppose a provision to increase the REIT’s authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.

B. Multi-Class Share Structures

Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

C. Incorporation or Reincorporation in another State or Country

Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

IX. Shares of Fidelity Funds, ETFs, or other non-Fidelity Mutual Funds and ETFs

When a Fidelity fund invests in an underlying Fidelity fund with public shareholders, an exchange traded fund (ETF), or fund that is not affiliated, Fidelity will vote in the same proportion as all other voting shareholders of the underlying fund (this is known as “echo voting”). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals.

X. Foreign Markets

Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.

XI. Securities on Loan

Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.

XII. Avoiding Conflicts of Interest

Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.

Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.

XIII. Conclusion

Since its founding more than 70 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.

Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.

Glossary

• Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.

- For a large-capitalization company, burn rate higher than 1.5%.

- For a small-capitalization company, burn rate higher than 2.5%.

- For a micro-capitalization company, burn rate higher than 3.5%.

• Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

• Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.

• Micro-capitalization company means a company with market capitalization under US $300 million.

• Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.

• Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

The fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved a Distribution and Service Plan with respect to shares of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows shares of the fund and/or FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.

The Plan adopted for the fund is described in the prospectus.

Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, the Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for shares of the fund.

Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by shares of the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

FDC or an affiliate may compensate, or upon direction make payments for certain retirement plan expenses to intermediaries. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, and other factors. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. Certain of the payments described above may be significant to an intermediary. As permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

The fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for providing recordkeeping and administrative services to plan participants or for providing other services to retirement plans. Please see "Transfer and Service Agent Agreements" in this statement of additional information (SAI) for more information.

FDC or an affiliate may also make payments to banks, broker-dealers and other service-providers (who may be affiliated with FDC) for distribution-related activities and/or shareholder services. If you have purchased shares of the fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund over others offered by competing fund families, or retirement plan sponsors may take these payments into account when deciding whether to include a fund as a plan investment option.

TRANSFER AND SERVICE AGENT AGREEMENTS

The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.

For providing transfer agency services, FIIOC receives an asset-based fee, calculated and paid monthly on the basis of average daily net assets of shares of the fund, with respect to each position in the fund.

For providing transfer agency services, FIIOC receives no fees from the fund.

FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

The fund has entered into a service agent agreement with FSC, an affiliate of FMR (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives no fee from the fund.

FMR bears the cost of pricing and bookkeeping services under the terms of its management contract with the fund.

SECURITIES LENDING

During the fiscal year, the securities lending agent, or the investment adviser (where the fund does not use a securities lending agent) monitors loan opportunities for the fund, negotiates the terms of the loans with borrowers, monitors the value of securities on loan and the value of the corresponding collateral, communicates with borrowers and the fund's custodian regarding marking to market the collateral, selects securities to be loaned and allocates those loan opportunities among lenders, and arranges for the return of the loaned securities upon the termination of the loan. Income and fees from securities lending activities for the fiscal year ended August 31, 2021, are shown in the following table:

Security Lending Activities	Fund(s)
Fidelity® Series Short-Term Credit Fund
Gross income from securities lending activities	$4,476
Fees paid to securities lending agent from a revenue split	0
Administrative fees	0
Rebate (paid to borrower)	0
Other fees not included in the revenue split (lending agent fees to NFS)	438
Aggregate fees/compensation for securities lending activities	438
Net income from securities lending activities	4,038

A fund does not pay cash collateral management fees, separate indemnification fees, or other fees not reflected above.

DESCRIPTION OF THE TRUST

Trust Organization. Fidelity® Series Short-Term Credit Fund is a fund of Fidelity Salem Street Trust, an open-end management investment company created under an initial declaration of trust dated September 5, 1984. The Trustees are permitted to create additional funds in the trust and to create additional classes of the fund.

The assets of the trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.

Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

Voting Rights. Each fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. The Bank of New York Mellon, 1 Wall Street, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies. JPMorgan Chase Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions. From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR or an affiliate. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of the fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for the fund and provides other audit, tax, and related services.

FUND HOLDINGS INFORMATION

The fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.

The fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after month-end).

Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.

The fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of the fund’s portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of the fund.

FMR’s Disclosure Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity fund prior to such fund’s public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.

Disclosure of non-public portfolio holdings information for a Fidelity fund’s portfolio may only be provided pursuant to the guidelines below.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: the fund's trustees; the fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by the fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by FMR, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Standard & Poor's Ratings Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day); and Bloomberg, L.P. (full holdings daily, on the next business day).

FMR, its affiliates, or the fund will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the fund's SAI.

There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

FINANCIAL STATEMENTS

The fund's financial statements and financial highlights for the fiscal year ended August 31, 2021, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies (such as central funds or other underlying funds) in which the fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

APPENDIX

Fidelity and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

Fund/Class	Class A	Class M	Class C	Class I	Class Z
Fidelity® Corporate Bond Fund/ Fidelity Advisor® Corporate Bond Fund	FCBAX	FCBTX	FCCCX	FCBIX	FIKOX

Fund of Fidelity Salem Street Trust

STATEMENT OF  ADDITIONAL INFORMATION

October 30, 2021

This statement of additional information (SAI) is not a prospectus. Portions of the fund's annual report are incorporated herein. The annual report is supplied with this SAI.

To obtain a free additional copy of the prospectus or SAI, dated October 30, 2021, or an annual report, please call Fidelity at 1-877-208-0098 or visit Fidelity’s web site at institutional.fidelity.com.

ACBD-ACBDI-PTB-1021
1.907032.112

245 Summer Street, Boston, MA 02210

INVESTMENT POLICIES AND LIMITATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING, SELLING, AND EXCHANGING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACT
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT AGREEMENTS
SECURITIES LENDING
DESCRIPTION OF THE TRUST
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are the fund's fundamental investment limitations set forth in their entirety.

Diversification

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Senior Securities

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Fidelity Management & Research Company LLC (FMR) looks through to the U.S. Government securities.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market central fund, FMR looks through to the holdings of the central fund.

For purposes of the fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.

Real Estate

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Short Sales

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts, options, and swaps are not deemed to constitute selling securities short.

Margin Purchases

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

In addition to the fund's fundamental and non-fundamental investment limitations discussed above:

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

The following pages contain more detailed information about types of instruments in which the fund may invest, techniques the fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. The fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, the fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.

On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "an adviser" or "the adviser" may relate to the fund's adviser or a sub-adviser, as applicable.

Affiliated Bank Transactions. A Fidelity® fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Collateralized Loan Obligations (CLO) are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses. For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO trust typically have higher ratings and lower yields than their underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by a fund as illiquid securities, however an active dealer market may exist allowing them to qualify for Rule 144A transactions.

Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity® funds and other advisory clients only) shares of Fidelity® central funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity® funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees. The investment results of the portions of a Fidelity® fund's assets invested in the central funds will be based upon the investment results of those funds.

Commodity Futures Trading Commission (CFTC) Notice of Exclusion. The Adviser, on behalf of the Fidelity® fund to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. However, the CFTC has adopted certain rule amendments that significantly affect the continued availability of this exclusion, and may subject advisers to funds to regulation by the CFTC. As of the date of this SAI, the adviser does not expect to register as a CPO of the fund. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.

Disruption to Financial Markets and Related Government Intervention. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of events such as the 2008 economic downturn led the U.S. Government and other governments to take a number of then-unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments in unpredictable ways.

Similarly, widespread disease including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent a fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact a fund's ability to achieve its investment objective, and (iii) may exacerbate the risks discussed elsewhere in a fund’s registration statement, including political, social, and economic risks.

The value of a fund's portfolio is also generally subject to the risk of future local, national, or global economic or natural disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it remains uncertain that the U.S. Government or foreign governments will intervene in response to current or future market disturbances and the effect of any such future intervention cannot be predicted.

Dollar-Weighted Average Maturity is derived by multiplying the value of each security by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

Under certain circumstances, a fund may invest in nominally long-term securities that have maturity shortening features of shorter-term securities, and the maturities of these securities may be deemed to be earlier than their ultimate maturity dates by virtue of an existing demand feature or an adjustable interest rate. Under other circumstances, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. The maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

Duration is a measure of a bond's price sensitivity to a change in its yield. For example, if a bond has a 5-year duration and its yield rises 1%, the bond's value is likely to fall about 5%. Similarly, if a bond fund has a 5-year average duration and the yield on each of the bonds held by the fund rises 1%, the fund's value is likely to fall about 5%. For funds with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance will likely differ from the example.

Exposure to Foreign and Emerging Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, a fund's adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased investment or valuation risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes. Forward contracts not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying currency. All of these instruments and transactions are subject to the risk that the counterparty will default.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security denominated in a foreign currency is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used to protect a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also attempt to hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on an adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as an adviser anticipates. For example, if a currency's value rose at a time when a fund had hedged its position by selling that currency in exchange for dollars, the fund would not participate in the currency's appreciation. If a fund hedges currency exposure through proxy hedges, the fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if a fund increases its exposure to a foreign currency and that currency's value declines, the fund will realize a loss. Foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that a fund's hedging strategies will be ineffective. Moreover, it is impossible to precisely forecast the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expenses of such transaction), if an adviser's predictions regarding the movement of foreign currency or securities markets prove inaccurate.

A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. A fund will cover its exposure to foreign currency transactions with liquid assets in compliance with applicable requirements. There is no assurance that an adviser's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the fund to reduce foreign currency risk using such options.

Funds of Funds and Other Large Shareholders. Certain Fidelity® funds and accounts (including funds of funds) invest in other funds ("underlying funds") and, as a result, may at times have substantial investments in one or more underlying funds.

An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund's shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund's shares.

When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time.

Fund's Rights as an Investor. Fidelity® funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. A fund's proxy voting guidelines are included in its SAI.

Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). In addition, some currently available futures contracts are based on Eurodollars. Positions in Eurodollar futures reflect market expectations of forward levels of three-month London Interbank Offered Rate (LIBOR) rates. Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant, when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's net asset value per share (NAV). The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the futures commission merchant of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the futures commission merchant's other customers, potentially resulting in losses to the fund. A fund is also required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or OTC. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to a futures commission merchant as described above for futures contracts.

If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in price increases and, if a call writer does not hold the underlying instrument, a call writer's loss is theoretically unlimited.

Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), asset swaps (e.g., where parties combine the purchase or sale of a bond with an interest rate swap), total return swaps, and credit default swaps. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member futures commission merchant may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce the distinction.

A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which a fund is the protection seller, the fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the fund by the credit default protection buyer. Any loss would be offset by the premium payments the fund receives as the seller of credit default protection. This risk for cleared swaps is generally lower than for uncleared swaps since the counterparty is a clearinghouse, but there can be no assurance that a clearinghouse or its members will satisfy its obligations.

If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity® fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that a fund will be able to do so, a fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. A fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.

A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In order to cover its outstanding obligations to a swap counterparty, a fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.

Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.

Hybrid and Preferred Securities. A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.

The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.

Illiquid Investments

means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund. Illiquid securities may include (1) repurchase agreements maturing in more than seven days without demand/redemption features, (2) OTC options and certain other derivatives, (3) private placements, (4) securities traded on markets and exchanges with structural constraints, and (5) loan participations.

Under the supervision of the Board of Trustees, a Fidelity® fund's adviser classifies the liquidity of the fund's investments and monitors the extent of funds’ illiquid investments.

Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.

Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment’s liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund’s investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.

Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.

On August 5, 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States one level to "AA+" from "AAA." While Standard & Poor's Ratings Services affirmed the United States' short-term sovereign credit rating as "A-1+," there is no guarantee that Standard & Poor's Ratings Services will not decide to lower this rating in the future. Standard & Poor's Ratings Services stated that its decision was prompted by its view on the rising public debt burden and its perception of greater policymaking uncertainty. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by Standard & Poor's Ratings Services decisions to downgrade the long-term sovereign credit rating of the United States.

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.

Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Insolvency of Issuers, Counterparties, and Intermediaries.

Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.

As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.

If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a Fidelity® fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A Fidelity® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand. A fund may acquire loans by buying an assignment of all or a portion of the loan from a lender or by purchasing a loan participation from a lender or other purchaser of a participation.

Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Different types of assets may be used as collateral for a fund's loans and there can be no assurance that a fund will correctly evaluate the value of the assets collateralizing the fund's loans. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In any restructuring or bankruptcy proceedings relating to a borrower funded by a fund, a fund may be required to accept collateral with less value than the amount of the loan made by the fund to the borrower. Direct indebtedness of foreign countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Loans and other types of direct indebtedness (which a fund may originate, acquire or otherwise gain exposure to) may not be readily marketable and may be subject to restrictions on resale. Some indebtedness may be difficult to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a fund’s net asset value than if that value were based on readily available market quotations, and could result in significant variations in a fund’s daily share price. Some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

Direct lending and investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the lender/purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In the event of a default by the borrower, a fund may have difficulty disposing of the assets used as collateral for a loan. In addition, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest. Direct loans are typically not administered by an underwriter or agent bank. The terms of direct loans are negotiated with borrowers in private transactions. Direct loans are not publicly traded and may not have a secondary market.

A fund may seek to dispose of loans in certain cases, to the extent possible, through selling participations in the loan. In that case, a fund would remain subject to certain obligations, which may result in expenses for a fund and certain additional risks.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate lenders/purchasers, including a fund, to make additional cash payments on demand. These commitments may have the effect of requiring a lender/purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

In the process of originating, buying, selling and holding loans, a fund may receive and/or pay certain fees. These fees are in addition to the interest payments received and may include facility, closing or upfront fees, commitment fees and commissions. A fund may receive or pay a facility, closing or upfront fee when it buys or sells a loan. A fund may receive a commitment fee throughout the life of the loan or as long as the fund remains invested in the loan (in addition to interest payments) for any unused portion of a committed line of credit. Other fees received by the fund may include prepayment fees, covenant waiver fees, ticking fees and/or modification fees. Legal fees related to the originating, buying, selling and holding loans may also be borne by the fund (including legal fees to assess conformity of a loan investment with 1940 Act provisions).

When engaging in direct lending, if permitted, a fund’s performance may depend, in part, on the ability of the fund to originate loans on advantageous terms. A fund may compete with other lenders in originating and purchasing loans. Increased competition for, or a diminished available supply of, qualifying loans could result in lower yields on and/or less advantageous terms for such loans, which could reduce fund performance.

For a Fidelity® fund that limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

A fund may also obtain exposure to the lending activities described above indirectly through its investments in underlying Fidelity funds or other vehicles that may engage in such activities directly.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. Such analysis may focus on relative values based on factors such as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer, in an attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Low or Negative Yielding Securities. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including Japan and some European countries, are at or near historically low levels. Japan and those European countries have, from time to time, experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk for the markets as a whole and for the funds. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent a fund is exposed to such interest rates.

Mortgage Securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

On June 3, 2019, under the Federal Housing Finance Agency’s “Single Security Initiative”, Fannie Mae and Freddie Mac will start issuing uniform mortgage-backed securities (UMBS). UMBS will be eligible for delivery into the To-Be-Announced (TBA) market. Each UMBS will have a 55-day remittance cycle and can be used as collateral in either a Fannie Mae® or Freddie Mac® security or held for investment. Freddie Mac’s legacy TBA-eligible securities have a 45-day remittance cycle and will not be directly eligible for delivery in settlement of a UMBS trade. Freddie Mac will offer investors the opportunity to exchange outstanding legacy mortgage-backed securities for mirror UMBS with a 55-day remittance period. The exchange offer includes compensation for the 10-day delay in receipt of payments. A fund’s ability to invest in UMBS to the same degree that the fund currently invests in Fannie Mae and Freddie Mac mortgage-backed securities is uncertain.

While Fannie Mae and Freddie Mac have taken steps for a smooth transition to the issuance of UMBS, the effects of the issuance of UMBS on the mortgage-backed securities and TBA markets are uncertain and there may be factors that affect the timing of the transition to UMBS or the ability of market participants, including a fund, to adapt to the issuance of UMBS. A fund may need to consider the tax and accounting issues raised by investments in UMBS and/or the exchange of legacy Freddie Mac securities for UMBS. Additionally, there could be divergence in prepayment rates of UMBS issued by Fannie Mae and Freddie Mac, which could lead to differences in the prices of Fannie Mae- and Freddie Mac-issued UMBS if Fannie Mae and Freddie Mac fail to align programs, policies and practices that affect prepayments.

The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

A fund may seek to earn additional income by using a trading strategy (commonly known as "mortgage dollar rolls" or "reverse mortgage dollar rolls") that involves selling (or buying) mortgage securities, realizing a gain or loss, and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities that are permissible investments for the fund. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction, a fund is entitled to interest and principal payments on the securities purchased. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

Real Estate Investment Trusts (REITs). REITs issue debt securities to fund the purchase and/or development of commercial properties. The value of these debt securities may be affected by changes in the value of the underlying property owned by the trusts, the creditworthiness of the trusts, interest rates, and tax and regulatory requirements. REITs are dependent upon management skill and the cash flow generated by the properties owned by the trusts. REITs are at the risk of the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.

Restricted Securities (including Private Placements) are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities, including private placements of private and public companies, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage.

Securities Lending. A Fidelity® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate, National Financial Services LLC (NFS). Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity® fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.

The Fidelity® funds have retained agents, including NFS, an affiliate of the funds, to act as securities lending agent. If NFS acts as securities lending agent for a fund, it is subject to the overall supervision of the fund’s adviser, and NFS will administer the lending program in accordance with guidelines approved by the fund’s Trustees.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies,

including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.

A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, the Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.

Special Purpose Acquisition Companies (“SPACs”). A fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool money to seek potential acquisition opportunities. SPACs are collective investment structures formed to raise money in an initial public offering for the purpose of merging with or acquiring one or more operating companies (the “de-SPAC Transaction”). Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. In connection with a de-SPAC Transaction, the SPAC may complete a PIPE (private investment in public equity) offering with certain investors. A fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its de-SPAC Transaction.

Because SPACs do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. An investment in a SPAC is subject to a variety of risks, including that (i) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (ii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (iii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; (iv) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the fund believes is the SPAC interest’s intrinsic value; (v) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of shareholders; (vi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (vii) the warrants or other rights with respect to the SPAC held by a fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (viii) a fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; and (ix) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction.

Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold, but only pursuant to an effective registration statement or other exemption from registration. The securities issued by a SPAC, which are typically traded either in the over-the-counter market or on an exchange, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.

Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

Structured Securities (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.

Temporary Defensive Policies. Fidelity® Corporate Bond Fund reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.

Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.

If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the fund when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank account overnight. Any risks associated with such an account are investment risks of the fund. The fund faces the risk of loss of these balances if the bank becomes insolvent.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality, sometimes subject to a cap or floor on such rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. For purposes of determining the maximum maturity of a variable or floating rate security, a fund's adviser may take into account normal settlement periods.

In addition to other interbank offered rates (IBORs), the most common benchmark rate for floating rate securities is LIBOR, which is the rate of interest offered on short-term interbank deposits, as determined by trading between major international banks. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other IBORs were susceptible to manipulation. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of U.S. dollar overnight borrowings) and the Sterling Overnight Index Average rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). In March 2021, the United Kingdom’s Financial Conduct Authority and ICE Benchmark Authority formally announced the dates after which the LIBORs will no longer be representative and subsequently cease publication. Certain LIBOR settings will cease publication after the end of 2021. However, the publication of certain other LIBOR settings will continue through at least mid-2023. While various regulators and industry bodies are working globally on transitioning to alternative rates, there remains uncertainty regarding the future utilization of the IBORs and the transition to, and the nature of, replacement rates. As such, the effect of a transition away from the IBORs on a fund and the financial instruments in which it invests cannot yet be determined, and may depend on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts; (ii) the effect of new legislation relating to the discontinuation of LIBOR and the use of replacement rates, and (iii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Such transition may result in a reduction in the value of IBOR-based instruments held by a fund, a reduction in the effectiveness of certain hedging transactions and increased illiquidity and volatility in markets that currently rely on an IBOR to determine interest rates, any of which could adversely impact the fund’s performance.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

Under the Federal Housing Finance Agency’s “Single Security Initiative” intended to maximize liquidity for both Fannie Mae and Freddie Mac mortgage-backed securities in the TBA market, Fannie Mae and Freddie Mac expect to start issuing UMBS in place of their current separate offerings of TBA-eligible mortgage-backed securities. The effects of the issuance of UMBS on the TBA market are uncertain.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.

Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund’s service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund’s manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

While a fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

PORTFOLIO TRANSACTIONS

Orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Fidelity Management & Research Company LLC (FMR or the Adviser) pursuant to authority contained in the management contract. To the extent that the Adviser grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section. Furthermore, the sub-adviser's trading and associated policies, which may differ from the Adviser's policies, may apply to that fund, subject to applicable law.

The Adviser or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

The fund will not incur any commissions or sales charges when it invests in shares of mutual funds (including any underlying central funds), but it may incur such costs when it invests directly in other types of securities.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.

The Trustees of the fund periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

The Selection of Securities Brokers and Dealers

The Adviser or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) to place or execute the fund’s portfolio securities transactions. In selecting brokers, including affiliates of the Adviser, to execute the fund’s portfolio securities transactions, the Adviser or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to the Adviser’s or its affiliates’ overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund’s portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, the Adviser or its affiliates may choose to execute an order using ECNs, including broker-sponsored algorithms, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors include, but are not limited to, the following: price; costs; the size, nature and type of the order; the speed of execution; financial condition and reputation of the broker; broker specific considerations (e.g.; not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader’s assessment of whether and how closely the broker likely will follow the trader’s instructions to the broker; confidentiality and the potential for information leakage; the nature or existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.

In seeking best execution for portfolio securities transactions, the Adviser or its affiliates may from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. The Adviser or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. Occasionally the Adviser or its affiliates execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of the Adviser or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. The Adviser or its affiliates execute futures transactions verbally and electronically.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of the Adviser) that execute transactions for a fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to the Adviser or its affiliates.

Research Products and Services. These products and services may include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in video and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. The Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement the Adviser's or its affiliates' own research activities in providing investment advice to the fund.

Execution Services. In addition, when permissible under applicable law, brokerage and research products and services include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. Although the Adviser or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they may use commission dollars to obtain certain products or services that are not used exclusively in the Adviser's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, the Adviser or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").

Benefit to the Adviser. The Adviser's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. Therefore, an economic incentive exists for the Adviser or its affiliates to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on the Adviser’s or its affiliates’ funds interest in receiving most favorable execution. The Adviser and its affiliates manage the receipt of brokerage and research products and services and the potential for conflicts through its Commission Uses Program. The Commission Uses Program effectively “unbundles” commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. Those brokers have client commission arrangements (each a CCA) in place with the Adviser and its affiliates (each of those brokers referred to as CCA brokers). In selecting brokers for executing transactions on behalf of the fund, the trading desks through which the Adviser or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the CCA broker provides. Commissions paid to a CCA broker include both an execution commission and a research charge, and while the CCA broker receives the entire commission, it retains the execution commission and either credits or transmits the research portion (also known as “soft dollars,”) to a CCA pool maintained by each CCA broker. Soft dollar credits (credits) accumulated in CCA pools are used to pay research expenses. In some cases, the Adviser or its affiliates may request that a broker which is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid with credits from the CCA pool. The administration of brokerage and research products and services is managed separately from the trading desks, and traders have no responsibility for administering the research program, including the payment for research. The Adviser or its affiliates may use a third-party aggregator to facilitate payments to research providers. Where an aggregator is involved, the aggregator would maintain credits in an account that is segregated from the aggregator’s proprietary assets and the assets of its other clients and use those credits to pay research providers as instructed by the Adviser or its affiliates. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that the Adviser or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to the Adviser or its affiliates or have no explicit cost associated with them. In addition, the Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker’s overall services.

The Adviser's Decision-Making Process. In connection with the allocation of fund brokerage, the Adviser or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to the Adviser or its affiliates, viewed in terms of the particular transaction for the fund or the Adviser's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which the Adviser or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with the fund's brokerage may not benefit all funds and certain funds may receive the benefit of the brokerage and research product or services obtained with other funds’ commissions. As required under applicable laws or fund policy, commissions generated by certain funds may only be used to obtain certain brokerage and research products and services. As a result, certain funds may pay more proportionately of certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each fund continues to be allocated equitably. While the Adviser or its affiliates take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither the Adviser, its affiliates, nor the fund incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, for funds managed by the Adviser or its affiliates outside of the European Union or the United Kingdom, these brokerage and research products and services assist the Adviser or its affiliates in terms of their overall investment responsibilities to the fund or any other investment companies and investment accounts for which the Adviser or its affiliates may have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by the Adviser or its affiliates, and not every fund or investment account uses the brokerage and research products and services that may have been acquired through that fund’s commissions.

Research Contracts. The Adviser or its affiliates have arrangements with certain third-party research providers and brokers through whom the Adviser or its affiliates effect fund trades, whereby the Adviser or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, the Adviser or its affiliates may still cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to the Adviser or its affiliates, or that may be available from another broker. The Adviser's or its affiliates' determination to pay for research products and services separately is wholly voluntary on the Adviser's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Funds Managed within the European Union. The Adviser and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as “MiFID II”, as implemented in the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the FCA), where applicable.

Funds, or portions thereof, that are managed within the United Kingdom by FMR Investment Management (UK) Limited (FMR UK) use research payment accounts (RPAs) to cover costs associated with equity and high income external research that is consumed by those funds or investment accounts in accordance with MiFID II and FCA regulations. With RPAs, funds pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission1. For funds that use an RPA, FMR UK establishes a research budget. The budget is set by first grouping funds or investment accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union or the United Kingdom. In this regard, research budgets are set by research needs and are not otherwise linked to the volume or value of transactions executed on behalf of the fund or investment account. For funds where portions are managed both within and outside of the United Kingdom, external research may be paid using both a CCA and an RPA. Determinations of what is eligible research and how costs are allocated are made in accordance with the Adviser’s and its affiliates’ policies and procedures. Costs for research consumed by funds that use an RPA will be allocated among the funds or investment accounts within defined strategies pro rata based on the assets under management for each fund or investment account. While the research charge paid on behalf of any one fund that uses an RPA varies over time, the overall research charge determined at the fund level on an annual basis will not be exceeded.

FMR UK is responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets will be maintained in accounts at a third-party depository institution, held in the name of FMR UK. FMR UK provides on request, a summary of: (i) the providers paid from the RPA; (ii) the total amount they were paid over a defined period; (iii) the benefits and services received by FMR UK; and (iv) how the total amount spent from the RPA compares to the research budget set for that period, noting any rebate or carryover if residual funds remain in the RPA.

Impacted funds, like those funds that participate in CCA pools, may make payments to a broker that include both an execution commission and a research charge, but unlike CCAs (for which research charges may be retained by the CCA broker and credited to the CCA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA are used to satisfy external research costs consumed by the funds.

If the costs of paying for external research exceed the amount initially agreed in relation to funds in a given strategy, the Adviser or its affiliates may continue to charge those funds or investment accounts beyond the initially agreed amount in accordance with MiFID II, continue to acquire external research for the funds or investment accounts using its own resources, or cease to purchase external research for those funds or investment accounts until the next annual research budget. If assets for specific funds remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year’s research charges for those funds or rebated to those funds.

Funds managed by FMR UK that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FMR UK and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMR UK portfolio managers that manage fixed income funds or investment accounts in any manner inconsistent with MiFID II and FCA regulations.

1The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would be permissible under Section 28(e) of the Securities Exchange Act of 1934 by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage products and services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered "commissions" for Section 28(e) purposes.

Commission Recapture

From time to time, the Adviser or its affiliates engages in brokerage transactions with brokers (who are not affiliates of the Adviser) who have entered into arrangements with the Adviser or its affiliates under which the broker may rebate a portion of the compensation paid by a fund (commission recapture). Not all brokers with whom the fund trades have been asked to participate in brokerage commission recapture.

Affiliated Transactions

The Adviser or its affiliates place trades with certain brokers, including NFS, through its Fidelity Capital Markets (FCM) division, and Luminex Trading & Analytics LLC (Luminex), with whom they are under common control or otherwise affiliated, provided the Adviser or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the fund and subject to other applicable law. In addition, from time to time, the Adviser or its affiliates place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent.

Trades may be executed through alternative trading systems or national securities exchanges in which the Adviser or its affiliates have an interest. Any decision to execute a trade through an alternative trading system or exchange in which the Adviser or its affiliates have an interest would be made in accordance with applicable law, including best execution obligations. For trades placed on such a system or exchange, not limited to ones in which the Adviser or its affiliates may have an ownership interest, the Adviser or its affiliates may benefit in the form of increased valuation(s) of its equity interest, where it has an ownership interest, or other remuneration, including rebates.

The Trustees of the fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

Non-U.S. Securities Transactions

To facilitate trade settlement and related activities in non-U.S. securities transactions, the Adviser or its affiliates effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions are effected on behalf of funds by parties other than the Adviser or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.

Trade Allocation

Although the Trustees and officers of the fund are substantially the same as those of certain other Fidelity® funds, investment decisions for the fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by the Adviser to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.

Commissions Paid A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

The following table shows the fund's portfolio turnover rate for the fiscal periods ended August 31, 2021 and 2020. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Adviser's investment outlook, as well as changes in mortgage dollar roll transaction volume.

Turnover Rates	2021	2020
Fidelity® Corporate Bond Fund	46%	31%

During the fiscal year ended August 31, 2021, the fund held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by the fund as of the fiscal year ended August 31, 2021.

Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
Fidelity® Corporate Bond Fund	Bank of America Corp.	$ 64,680,788
	Barclays PLC	$ 34,601,198
	BNP Paribas	$ 35,479,629
	Citigroup, Inc.	$ 44,000,630
	Deutsche Bank AG	$ 25,259,466
	Goldman Sachs Group, Inc.	$ 34,999,776
	JPMorgan Chase & Co.	$ 17,798,034
	Morgan Stanley	$ 55,167,559
	Royal Bank of Canada	$ 1,212,052

For the fiscal years ended August 31, 2021, 2020, and 2019, the fund paid no brokerage commissions.

During the fiscal year ended August 31, 2021, the fund paid no brokerage commissions to firms for providing research or brokerage services.

During the twelve-month period ended June 30, 2021, the fund did not allocate brokerage commissions to firms for providing research or brokerage services.

VALUATION

The NAV is the value of a single share. NAV is computed by adding a class's pro rata share of the value of a fund's investments, cash, and other assets, subtracting the class's pro rata share of the fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding.

The Board of Trustees has ultimate responsibility for pricing, but has delegated day-to-day valuation responsibilities to FMR. FMR has established the FMR Fair Value Committee (the Committee) to fulfill these responsibilities.

Shares of open-end investment companies (including any underlying central funds) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies.

Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying central fund, are valued as follows:

Most equity securities are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.

Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.

Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.

Prices described above are obtained from pricing services that have been approved by the Board of Trustees. A number of pricing services are available and the funds may use more than one of these services. The funds may also discontinue the use of any pricing service at any time. The fund's adviser engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.

Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.

Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading.

In determining the fair value of a private placement security for which market quotations are not available, the Committee generally applies one or more valuation methods including the market approach, income approach and cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The fund's adviser reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the fund’s investments and ratifies the fair value determinations of the Committee.

BUYING, SELLING, AND EXCHANGING INFORMATION

The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing each class's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.

The fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. The fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

In addition to the exchange privileges listed in the fund's prospectus, the fund offers the privilege of moving between certain share classes of the same fund, as detailed below. Such transactions are subject to eligibility requirements of the applicable class of shares of a fund, and may be subject to applicable sales loads. An exchange between share classes of the same fund generally is a non-taxable event.

Class A: Shares of Class A may be exchanged for Class Z or Class I shares of the same fund.

Class M: Shares of Class M may be exchanged for Class A (on a load-waived basis), Class Z, or Class I shares of the same fund.

Class C: Shares of Class C may be exchanged for Class A, Class M, Class Z, or Class I shares of the same fund.

Class I: Shares of Class I may be exchanged for Class A, if you are no longer eligible for Class I, or Class Z shares of the same fund.

Class Z: Shares of Class Z may be exchanged for Class A or Class I shares of the same fund if you are no longer eligible for Class Z.

The fund may terminate or modify its exchange privileges in the future.

DISTRIBUTIONS AND TAXES

Dividends. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders or the long-term capital gains tax rates available to individuals. Short-term capital gains are taxable at ordinary income tax rates. A portion of the fund's dividends may be exempt from state and local taxation to the extent that they are derived from certain U.S. Government securities and meet certain requirements. Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).

Capital Gain Distributions. Unless your shares of the fund are held in a tax-advantaged retirement plan, the fund's long-term capital gain distributions, including amounts attributable to an underlying fund's long-term capital gain distributions, are federally taxable to shareholders generally as capital gains.

Returns of Capital. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold in taxable accounts.

Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by the fund with respect to foreign securities held directly by the fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by the fund. Because the fund does not currently anticipate that securities of foreign issuers or underlying regulated investment companies will constitute more than 50% of its total assets at the end of its fiscal year, or fiscal quarter, respectively, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. Some of the information may not apply to certain shareholders, including tax-advantaged retirement plan shareholders. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 178 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

* Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Standing Committees of the Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has four standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Kenneally currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates, including matters involving potential claims of one or more funds (e.g. for reimbursements of expenses or losses) against FMR, and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds' Chief Compliance Officer (CCO). The committee (i) serves as a primary point of contact (generally after the Independent Trustee who serves as a liaison for the CCO) for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO's compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO. During the fiscal year ended August 31, 2021, the committee held 12 meeting(s).

The Audit Committee is composed of all of the Independent Trustees, with Ms. Acton currently serving as Chair. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair or a majority of committee members. The committee meets separately, at least annually, with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds' outside auditors, and with the funds' CCO. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process from the funds' Treasurer and outside auditors and will oversee the resolution of any disagreements concerning financial reporting among applicable parties. The committee will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' outside auditor, internal audit personnel of FMR LLC and legal counsel, as appropriate, matters related to the audits of the funds' financial statements. The committee will discuss regularly and oversee the review of the internal controls of the funds and their service providers with respect to accounting, financial matters and risk management programs related to the funds. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended August 31, 2021, the committee held four meeting(s).

The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Murray currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee reviews and approves annually Fair Value Committee Policies recommended by the FMR Fair Value Committee and oversees particular valuations or fair valuation methodologies employed by the FMR Fair Value Committee as circumstances may require. The Committee also reviews actions taken by the FMR Fair Value Committee. The Committee does not oversee the day-to-day operational aspects of the valuation and calculation of the net asset value of the funds, which have been delegated to the FMR Fair Value Committee and Fidelity Service Company, Inc. (FSC). During the fiscal year ended August 31, 2021, the committee held six meeting(s).

The Governance and Nominating Committee is composed of Messrs. Kenneally (Chair) and Gartland (Vice Chair), and Ms. Acton. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It monitors the performance of legal counsel employed by both the funds and the Independent Trustees. The committee will engage and oversee any counsel utilized by the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee also approves Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee oversees compliance with the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee reviews the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "recommended practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended August 31, 2021, the committee held ten meeting(s).

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2020.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	JonathanChiel	Abigail P.Johnson	JenniferToolin McAuliffe
Fidelity® Corporate Bond Fund	$10,001 - $50,000	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000

Independent Trustees
DOLLAR RANGE OF FUND SHARES	Elizabeth S.Acton	Ann E.Dunwoody	JohnEngler	Robert F.Gartland
Fidelity® Corporate Bond Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Arthur E.Johnson	Michael E.Kenneally	Marie L.Knowles	Mark A.Murray
Fidelity® Corporate Bond Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended August 31, 2021, or calendar year ended December 31, 2020, as applicable.

Compensation Table(1)
AGGREGATE COMPENSATION FROM A FUND	Elizabeth S.Acton	Ann E.Dunwoody	JohnEngler	Robert F.Gartland
Fidelity® Corporate Bond Fund	$962	$886	$886	$915
TOTAL COMPENSATION FROM THE FUND COMPLEX(2)	$513,000	$471,500	$471,500	$484,000
AGGREGATE COMPENSATION FROM A FUND	Robert W.Helm(3)	Arthur E.Johnson	Michael E.Kenneally	Marie L.Knowles
Fidelity® Corporate Bond Fund	$203	$1,103	$1,009	$949
TOTAL COMPENSATION FROM THE FUND COMPLEX(2)	--	$584,000	$534,000	$498,500
AGGREGATE COMPENSATION FROM A FUND	Mark A.Murray
Fidelity® Corporate Bond Fund	$886
TOTAL COMPENSATION FROM THE FUND COMPLEX(2)	$471,500

(1) Jonathan Chiel, Abigail P. Johnson, and Jennifer Toolin McAuliffe are interested persons and are compensated by Fidelity.

(2) Reflects compensation received for the calendar year ended December 31, 2020 for 280 funds of 31 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Elizabeth S. Acton, $120,000; Ann E. Dunwoody, $245,099; Robert F. Gartland, $180,000; Michael E. Kenneally $120,000; and Mark A. Murray, $245,099.

(3) Mr. Helm serves as a Member of the Advisory Board of Fidelity Salem Street Trust effective June 1, 2021.

As of August 31, 2021, the Trustees, Members of the Advisory Board (if any), and officers of the fund owned, in the aggregate, less than 1% of each class's total outstanding shares, with respect to the fund.

As of August 31, 2021, the following owned of record and/or beneficially 5% or more of the outstanding shares:

Fund or Class Name	Owner Name	City	State	Ownership %
Fidelity Advisor® Corporate Bond Fund - Class A	EDWARD D JONES CO	SAINT LOUIS	MO	20.73%
Fidelity Advisor® Corporate Bond Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	11.49%
Fidelity Advisor® Corporate Bond Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	9.89%
Fidelity Advisor® Corporate Bond Fund - Class A	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	6.12%
Fidelity Advisor® Corporate Bond Fund - Class A	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	5.53%
Fidelity Advisor® Corporate Bond Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	9.97%
Fidelity Advisor® Corporate Bond Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	9.88%
Fidelity Advisor® Corporate Bond Fund - Class C	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	6.95%
Fidelity Advisor® Corporate Bond Fund - Class C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	6.10%
Fidelity Advisor® Corporate Bond Fund - Class C	FIRST CLEARING LLC	SAINT LOUIS	MO	5.92%
Fidelity Advisor® Corporate Bond Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	5.88%
Fidelity Advisor® Corporate Bond Fund - Class M	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	5.70%
Fidelity Advisor® Corporate Bond Fund - Class I	PRUDENTIAL INVESTMENT MGMT SERVICES LLC	PITTSBURGH	PA	28.10%
Fidelity Advisor® Corporate Bond Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	20.74%
Fidelity Advisor® Corporate Bond Fund - Class I	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	12.49%
Fidelity Advisor® Corporate Bond Fund - Class I	RAYMOND JAMES ASSOCIATES INC	SAINT PETERSBURG	FL	11.83%
Fidelity Advisor® Corporate Bond Fund - Class I	GREAT WEST LIFE AND ANNUITY	ENGLEWOOD	CO	9.45%
Fidelity Advisor® Corporate Bond Fund - Class I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	5.05%
Fidelity® Corporate Bond Fund*	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	7.60%
Fidelity Advisor® Corporate Bond Fund - Class Z	STRATEGIC ADVISERS® FIDELITY® CORE INCOME FUND	BOSTON	MA	59.96%

* The ownership information shown above is for a class of shares of the fund.

As of August 31, 2021, the following owned of record and/or beneficially 25% or more of the outstanding shares:

Fund Name	Owner Name	City	State	Ownership %
Fidelity® Corporate Bond Fund	STRATEGIC ADVISERS® FIDELITY® CORE INCOME FUND	BOSTON	MA	28.94%

A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, FMR UK, Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

FMR, FMR UK, FMR H.K., FMR Japan, Fidelity Distributors Company LLC (FDC), and the fund have adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees' fiduciary responsibilities regarding the fund, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the code of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.

MANAGEMENT CONTRACT

The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and compensates all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. Under the terms of the fund's management contract, FMR is responsible for payment of all operating expenses of the fund with the exception of the following: interest, taxes, costs in connection with the purchase or sale of securities and other investment instruments, fees and expenses of the Independent Trustees, transfer agent fees, Rule 12b-1 fees and other expenses allocable at the class level, and such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. The fund shall pay its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable.

Management Fee.

For the services of FMR under the management contract, the fund pays FMR a monthly management fee at the annual rate of 0.35% of the fund's average net assets throughout the month.

The following table shows the amount of management fees paid by the fund for the past three fiscal years to its current manager and prior affiliated manager(s), if any.

Fund	Fiscal Years Ended August 31	Management Fees Paid to Investment Adviser
Fidelity® Corporate Bond Fund	2021	$11,999,166
	2020	$7,890,050
	2019	$4,866,653

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns and yield, and repayment of the reimbursement will decrease returns and yield.

Sub-Advisers - FMR UK, FMR H.K., and FMR Japan. On behalf of the fund, FMR has entered into sub-advisory agreements with FMR H.K. and FMR Japan. On behalf of the fund, FMR has entered into a sub-advisory agreement with FMR UK. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services). FMR, and not the fund, pays the sub-advisers.

Matthew Bartlett is co-manager of Fidelity® Corporate Bond Fund and receives compensation for those services. David Prothro is co-manager of Fidelity® Corporate Bond Fund and receives compensation for those services. Jay Small is co-manager of Fidelity® Corporate Bond Fund and receives compensation for those services. Dr. Ben Tarlow is co-manager of Fidelity® Corporate Bond Fund and receives compensation for those services. As of August 31, 2021, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager’s base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other FMR taxable bond funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portion of each portfolio manager’s bonus that is linked to the investment performance of Fidelity® Corporate Bond Fund is based on the pre-tax investment performance of the fund measured against the Bloomberg U.S. Credit Bond Index. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients’) respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FMR or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR’s and its affiliates’ client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.

A conflict of interest situation is presented when FMR or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FMR investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FMR for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FMR has adopted policies and procedures and maintains a compliance program designed to help manage such actual and potential conflicts of interest.

The following table provides information relating to other accounts managed by Mr. Bartlett as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	10	26
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$4,331	$10,915	$14,909
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Corporate Bond Fund ($3,462 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Corporate Bond Fund beneficially owned by Mr. Bartlett was $100,001 - $500,000.

The following table provides information relating to other accounts managed by Mr. Prothro as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	4	15
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$4,198	$5,116	$5,747
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Corporate Bond Fund ($3,462 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Corporate Bond Fund beneficially owned by Mr. Prothro was $500,001 - $1,000,000.

The following table provides information relating to other accounts managed by Mr. Small as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	8	25
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$4,209	$10,589	$13,780
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Corporate Bond Fund ($3,462 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Corporate Bond Fund beneficially owned by Mr. Small was $100,001 - $500,000.

The following table provides information relating to other accounts managed by Dr. Tarlow as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	8	28
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$4,198	$10,589	$14,798
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Corporate Bond Fund ($3,462 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Corporate Bond Fund beneficially owned by Dr. Tarlow was $100,001 - $500,000.

PROXY VOTING GUIDELINES

Fidelity® Funds' Proxy Voting Guidelines

I. Introduction

These guidelines are intended to help Fidelity’s customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 70 years. In particular, these guidelines are animated by two fundamental principles: 1) putting first the long-term interests of our customers and fund shareholders; and 2) investing in companies that share our approach to creating value over the long-term. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.

In evaluating proxies, we recognize that companies can conduct themselves in ways that have important environmental and social consequences. While Fidelity always remains focused on maximizing long-term shareholder value, we also consider potential environmental, social and governance (ESG) impacts that we believe are material to individual companies and investing funds' investment objectives and strategies.

Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.

II. Board of Directors and Corporate Governance

Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders’ rights. The following general guidelines are intended to reflect these proxy voting principles.

A. Election of Directors

Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.

Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:

1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.

2. There are no women on the board or if a board of ten or more members has fewer than two women directors.

3. The director is a public company CEO who sits on more than two unaffiliated public company boards.

Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:

1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.

3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.

B. Contested Director Elections

On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds’ assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:

1. Management’s track record and strategic plan for enhancing shareholder value;

2. The long-term performance of the company compared to its industry peers; and

3. The qualifications of the shareholder’s and management’s nominees.

Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.

C. Cumulative Voting Rights

Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.

D. Classified Boards

A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board’s adoption of a classified board structure and support declassification of existing boards.

E. Independent Chairperson

In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.

F. Majority Voting in Director Elections

In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company’s board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.

G. Proxy Access

Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company’s proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company’s shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.

H. Indemnification of Directors and Officers

In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).

III. Compensation

Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.

A. Equity Compensation Plans

Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:

1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate (“burn rate”) considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.

2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.

3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

As to stock option plans, considerations include the following:

1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

2. Re-pricing: An “out-of-the-money” (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.

Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:

1. Whether the proposal excludes senior management and directors;

2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3. The company's relative performance compared to other companies within the relevant industry or industries;

4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.

B. Employee Stock Purchase Plans

These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing “best practices” in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.

IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote

Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:

- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;

- The alignment of executive compensation and company performance relative to peers; and

- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.

A. Compensation Committee

Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.

Fidelity will oppose the election of directors on the compensation committees if:

1. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.

2. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:

a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or

b) Adopted or extended a golden parachute.

B. Executive Severance Agreements

Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as “golden parachutes.” Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

V. Environmental and Social Issues

Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate environmental and social issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund's investment objective and strategies.

Fidelity generally considers management’s recommendation and current practice when voting on shareholder proposals concerning environmental or social issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Therefore, Fidelity may support shareholder proposals that request additional disclosures from companies regarding environmental or social issues, including where it believes that the proposed disclosures could provide meaningful information to the investment management process without unduly burdening the company. This means that Fidelity may support shareholder proposals calling for reports on sustainability, renewable energy, and environmental impact issues. Fidelity also may support proposals on issues in other areas, including but not limited to equal employment, board diversity and workforce diversity.

VI. Anti-Takeover Provisions and Shareholders Rights Plans

Fidelity generally will oppose a proposal to adopt an anti-takeover provision.

Anti-takeover provisions include:

- classified boards;

- “blank check” preferred stock (whose terms and conditions may be expressly determined by the company’s board, for example, with differential voting rights);

- golden parachutes;

- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);

- poison pills;

- restricting the right to call special meetings;

- provisions restricting the right of shareholders to set board size; and

- any other provision that eliminates or limits shareholder rights.

A. Shareholders Rights Plans (“poison pills”)

Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.

Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:

1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;

2. Is integral to a business strategy that is expected to result in greater value for the shareholders;

3. Requires shareholder approval to be reinstated upon expiration or if amended;

4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and

5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.

Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.

B. Shareholder Ability to Call a Special Meeting

Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.

C. Shareholder Ability to Act by Written Consent

Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.

D. Supermajority Shareholder Vote Requirement

Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

VII. Anti-Takeover Provisions and Director Elections

Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.

Fidelity will consider supporting the election of directors with respect to poison pills if:

- All of the poison pill’s features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.

- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.

- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

VIII. Capital Structure and Incorporation

These guidelines are designed to protect shareholders’ value in the companies in which the Fidelity funds invest. To the extent a company’s management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.

A. Increases in Common Stock

Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.

In the case of REITs, however, Fidelity will oppose a provision to increase the REIT’s authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.

B. Multi-Class Share Structures

Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

C. Incorporation or Reincorporation in another State or Country

Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

IX. Shares of Fidelity Funds, ETFs, or other non-Fidelity Mutual Funds and ETFs

When a Fidelity fund invests in an underlying Fidelity fund with public shareholders, an exchange traded fund (ETF), or fund that is not affiliated, Fidelity will vote in the same proportion as all other voting shareholders of the underlying fund (this is known as “echo voting”). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals.

X. Foreign Markets

Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.

XI. Securities on Loan

Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.

XII. Avoiding Conflicts of Interest

Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.

Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.

XIII. Conclusion

Since its founding more than 70 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.

Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.

Glossary

• Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.

- For a large-capitalization company, burn rate higher than 1.5%.

- For a small-capitalization company, burn rate higher than 2.5%.

- For a micro-capitalization company, burn rate higher than 3.5%.

• Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

• Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.

• Micro-capitalization company means a company with market capitalization under US $300 million.

• Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.

• Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

The fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

Sales charge revenues collected and retained by FDC for the past three fiscal years are shown in the following table.

		Sales Charge Revenue		CDSC Revenue
Fund	Fiscal Year Ended	Amount Paid to FDC	Amount Retained By FDC	Amount Paid to FDC	Amount Retained By FDC
Fidelity Advisor® Corporate Bond Fund - Class A	August 31, 2021	$78,657	$33,276	$66	$66
	2020	$53,757	$20,988	$0	$0
	2019	$35,415	$13,942	$20	$20
Fidelity Advisor® Corporate Bond Fund - Class C	August 31, 2021	--	--	$7,709	$7,709
	2020	--	--	$3,518	$3,518
	2019	--	--	$1,240	$1,240
Fidelity Advisor® Corporate Bond Fund - Class M	August 31, 2021	$37,077	$3,222	$9	$9
	2020	$10,675	$1,277	$11	$11
	2019	$11,713	$1,077	$32	$32

The Trustees have approved Distribution and Service Plans on behalf of Class A, Class M, Class C, Class I and Class Z of the fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow shares of the fund and/or FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the fund of distribution expenses.

The Plan adopted for each class of the fund is described in the prospectus.

The table below shows the distribution and service fees paid for the fiscal year ended August 31, 2021.

Fund(s)	Distribution Fees Paid to FDC	Distribution Fees Paid by FDC to Intermediaries	Distribution Fees Retained by FDC(1)	Service Fees Paid to FDC	Service Fees Paid by FDC to Intermediaries	Service Fees Retained by FDC(1)
Fidelity Advisor® Corporate Bond Fund - Class A	$0	$0	$0	$202,621	$188,931	$13,690
Fidelity Advisor® Corporate Bond Fund - Class C	$146,209	$109,498	$36,711	$48,736	$36,499	$12,237
Fidelity Advisor® Corporate Bond Fund - Class M	--	--	--	$31,155	$31,155	$0

(1) Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.

Under each Class I and Class Z Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Class I and Class Z Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Class I and Class Z shares and/or shareholder support services. In addition, each Class I and Class Z Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for Class I and Class Z shares.

Under each Class A, Class M, and Class C Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by each Plan. Each Class A, Class M, and Class C Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of Class A, Class M, and Class C shares and/or shareholder support services, including payments of significant amounts made to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for Class A, Class M, and Class C shares.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the applicable class of the fund and its shareholders. In particular, the Trustees noted that each Class I and Class Z Plan does not authorize payments by Class I and Class Z of the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

Each Class A, Class M, and Class C Plan does not provide for specific payments by Class A, Class M, and Class C of any of the expenses of FDC, or obligate FDC or FMR to perform any specific type or level of distribution activities or incur any specific level of expense in connection with distribution activities.

In addition to the distribution and/or service fees paid by FDC to intermediaries, shown in the table above, FDC or an affiliate may compensate intermediaries that distribute and/or service the Advisor funds and the Advisor classes of shares, or upon directions, make payments for certain retirement plan expenses to intermediaries. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, the placing of the fund on a preferred or recommended fund list, access to an intermediary's personnel, and other factors. The total amount paid to all intermediaries in the aggregate currently will not exceed 0.05% of the total assets of the Advisor funds and the Advisor classes of shares on an annual basis. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediaries' personnel, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. FDC anticipates that payments will be made to over a hundred intermediaries, including some of the largest broker-dealers and other financial firms, and certain of the payments described above may be significant to an intermediary. As permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

The fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for performing recordkeeping and other services. Please see "Transfer and Service Agent Agreements" in this statement of additional information (SAI) for more information.

If you have purchased shares of the fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund or a share class over others offered by competing fund families, or retirement plan sponsors may take these payments into account when deciding whether to include a fund as a plan investment option.

TRANSFER AND SERVICE AGENT AGREEMENTS

The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.

For providing transfer agency services, FIIOC receives a position fee and/or an asset-based fee with respect to each position in the fund. For retail accounts, these fees are based on fund type. For certain institutional accounts, these fees are based on size of position and fund type. For institutional retirement accounts, these fees are based on account type and fund type. For employee benefit plan accounts, FIIOC receives an asset-based fee. The position fee is billed monthly on a pro rata basis at one-twelfth of the applicable annual rate as of the end of each calendar month. The asset-based fee is calculated and paid monthly on the basis of average daily net assets of a fund or class, as applicable.

FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.

In addition, FIIOC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified tuition program (QTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate, and in each Fidelity Advisor Freedom® Fund, a fund of funds managed by FMR, according to the percentage of the QTP's or Fidelity Advisor Freedom® Fund's assets that is invested in the fund.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Fund shares may be owned by intermediaries for the benefit of their customers. In those instances, a fund may not maintain an account for shareholders, and some or all of the recordkeeping and/or administrative services for these accounts may be performed by intermediaries.

FIIOC or an affiliate may make payments out of its own resources to intermediaries (including affiliates of FIIOC) for recordkeeping services.

Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the fund, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

FIIOC or an affiliate may make networking payments out of its own resources to intermediaries who perform transactions for the fund through the National Securities Clearing Corporation (NSCC). NSCC, a wholly owned subsidiary of The Depository Trust & Clearing Corporation, provides centralized clearance, settlement, and information services for mutual funds and other financial services companies.

The fund has entered into a service agent agreement with FSC, an affiliate of FMR (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for the fund are 0.0415% of the first $500 million of average net assets, 0.0301% of average net assets between $500 million and $3.5 billion, 0.0041% of average net assets between $3.5 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.

FMR bears the cost of pricing and bookkeeping services under the terms of its management contract with the fund.

SECURITIES LENDING

During the fiscal year, the securities lending agent, or the investment adviser (where the fund does not use a securities lending agent) monitors loan opportunities for the fund, negotiates the terms of the loans with borrowers, monitors the value of securities on loan and the value of the corresponding collateral, communicates with borrowers and the fund's custodian regarding marking to market the collateral, selects securities to be loaned and allocates those loan opportunities among lenders, and arranges for the return of the loaned securities upon the termination of the loan. Income and fees from securities lending activities for the fiscal year ended August 31, 2021, are shown in the following table:

Security Lending Activities	Fund(s)
Fidelity® Corporate Bond Fund(1)
Gross income from securities lending activities	$0
Fees paid to securities lending agent from a revenue split	0
Administrative fees	0
Rebate (paid to borrower)	0
Other fees not included in the revenue split (lending agent fees to NFS)	0
Aggregate fees/compensation for securities lending activities	0
Net income from securities lending activities	0

(1) The fund did not lend securities during the year.

A fund does not pay cash collateral management fees, separate indemnification fees, or other fees not reflected above.

DESCRIPTION OF THE TRUST

Trust Organization. Fidelity® Corporate Bond Fund is a fund of Fidelity Salem Street Trust, an open-end management investment company created under an initial declaration of trust dated September 5, 1984. The Trustees are permitted to create additional funds in the trust and to create additional classes of the fund.

The assets of the trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the trust shall be allocated between or among any one or more of the funds or classes.

Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.

Voting Rights. Each fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York Mellon, headquartered in New York, also may serve as special purpose custodian of certain assets in connection with repurchase agreement transactions. From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR or an affiliate. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of the fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for the fund and provides other audit, tax, and related services.

FUND HOLDINGS INFORMATION

The fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.

The fund will provide a full list of holdings monthly on institutional.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after month-end).

Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.

The fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of the fund’s portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of the fund.

FMR’s Disclosure Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity fund prior to such fund’s public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.

Disclosure of non-public portfolio holdings information for a Fidelity fund’s portfolio may only be provided pursuant to the guidelines below.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: the fund's trustees; the fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by the fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by FMR, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Standard & Poor's Ratings Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day); and Bloomberg, L.P. (full holdings daily, on the next business day).

FMR, its affiliates, or the fund will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the fund's SAI.

There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

FINANCIAL STATEMENTS

The fund's financial statements and financial highlights for the fiscal year ended August 31, 2021, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies (such as central funds or other underlying funds) in which the fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

APPENDIX

Fidelity, Fidelity Advisor, Fidelity Investments & Pyramid Design, Strategic Advisers, and Fidelity Advisor Freedom are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

Fund/Class	Ticker
Fidelity® Corporate Bond Fund/Fidelity® Corporate Bond Fund	FCBFX

Fund of Fidelity Salem Street Trust

STATEMENT OF  ADDITIONAL INFORMATION

October 30, 2021

This statement of additional information (SAI) is not a prospectus. Portions of the fund's annual report are incorporated herein. The annual report is supplied with this SAI.

To obtain a free additional copy of the prospectus or SAI, dated October 30, 2021, or an annual report, please call Fidelity at 1-800-544-8544 or visit Fidelity’s web site at www.fidelity.com.

CBD-PTB-1021
1.907002.112

245 Summer Street, Boston, MA 02210

INVESTMENT POLICIES AND LIMITATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING, SELLING, AND EXCHANGING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACT
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT AGREEMENTS
SECURITIES LENDING
DESCRIPTION OF THE TRUST
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are the fund's fundamental investment limitations set forth in their entirety.

Diversification

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Senior Securities

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Fidelity Management & Research Company LLC (FMR) looks through to the U.S. Government securities.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market central fund, FMR looks through to the holdings of the central fund.

For purposes of the fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.

Real Estate

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Short Sales

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts, options, and swaps are not deemed to constitute selling securities short.

Margin Purchases

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

In addition to the fund's fundamental and non-fundamental investment limitations discussed above:

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

The following pages contain more detailed information about types of instruments in which the fund may invest, techniques the fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. The fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, the fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.

On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "an adviser" or "the adviser" may relate to the fund's adviser or a sub-adviser, as applicable.

Affiliated Bank Transactions. A Fidelity® fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Collateralized Loan Obligations (CLO) are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses. For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO trust typically have higher ratings and lower yields than their underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by a fund as illiquid securities, however an active dealer market may exist allowing them to qualify for Rule 144A transactions.

Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity® funds and other advisory clients only) shares of Fidelity® central funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity® funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees. The investment results of the portions of a Fidelity® fund's assets invested in the central funds will be based upon the investment results of those funds.

Commodity Futures Trading Commission (CFTC) Notice of Exclusion. The Adviser, on behalf of the Fidelity® fund to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. However, the CFTC has adopted certain rule amendments that significantly affect the continued availability of this exclusion, and may subject advisers to funds to regulation by the CFTC. As of the date of this SAI, the adviser does not expect to register as a CPO of the fund. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.

Disruption to Financial Markets and Related Government Intervention. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of events such as the 2008 economic downturn led the U.S. Government and other governments to take a number of then-unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments in unpredictable ways.

Similarly, widespread disease including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent a fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact a fund's ability to achieve its investment objective, and (iii) may exacerbate the risks discussed elsewhere in a fund’s registration statement, including political, social, and economic risks.

The value of a fund's portfolio is also generally subject to the risk of future local, national, or global economic or natural disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it remains uncertain that the U.S. Government or foreign governments will intervene in response to current or future market disturbances and the effect of any such future intervention cannot be predicted.

Dollar-Weighted Average Maturity is derived by multiplying the value of each security by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

Under certain circumstances, a fund may invest in nominally long-term securities that have maturity shortening features of shorter-term securities, and the maturities of these securities may be deemed to be earlier than their ultimate maturity dates by virtue of an existing demand feature or an adjustable interest rate. Under other circumstances, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. The maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

Duration is a measure of a bond's price sensitivity to a change in its yield. For example, if a bond has a 5-year duration and its yield rises 1%, the bond's value is likely to fall about 5%. Similarly, if a bond fund has a 5-year average duration and the yield on each of the bonds held by the fund rises 1%, the fund's value is likely to fall about 5%. For funds with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance will likely differ from the example.

Exposure to Foreign and Emerging Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, a fund's adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased investment or valuation risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes. Forward contracts not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying currency. All of these instruments and transactions are subject to the risk that the counterparty will default.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security denominated in a foreign currency is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used to protect a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also attempt to hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on an adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as an adviser anticipates. For example, if a currency's value rose at a time when a fund had hedged its position by selling that currency in exchange for dollars, the fund would not participate in the currency's appreciation. If a fund hedges currency exposure through proxy hedges, the fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if a fund increases its exposure to a foreign currency and that currency's value declines, the fund will realize a loss. Foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that a fund's hedging strategies will be ineffective. Moreover, it is impossible to precisely forecast the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expenses of such transaction), if an adviser's predictions regarding the movement of foreign currency or securities markets prove inaccurate.

A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. A fund will cover its exposure to foreign currency transactions with liquid assets in compliance with applicable requirements. There is no assurance that an adviser's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the fund to reduce foreign currency risk using such options.

Funds of Funds and Other Large Shareholders. Certain Fidelity® funds and accounts (including funds of funds) invest in other funds ("underlying funds") and, as a result, may at times have substantial investments in one or more underlying funds.

An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund's shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund's shares.

When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time.

Fund's Rights as an Investor. Fidelity® funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. A fund's proxy voting guidelines are included in its SAI.

Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). In addition, some currently available futures contracts are based on Eurodollars. Positions in Eurodollar futures reflect market expectations of forward levels of three-month London Interbank Offered Rate (LIBOR) rates. Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant, when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's net asset value per share (NAV). The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the futures commission merchant of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the futures commission merchant's other customers, potentially resulting in losses to the fund. A fund is also required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or OTC. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to a futures commission merchant as described above for futures contracts.

If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in price increases and, if a call writer does not hold the underlying instrument, a call writer's loss is theoretically unlimited.

Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), asset swaps (e.g., where parties combine the purchase or sale of a bond with an interest rate swap), total return swaps, and credit default swaps. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member futures commission merchant may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce the distinction.

A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which a fund is the protection seller, the fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the fund by the credit default protection buyer. Any loss would be offset by the premium payments the fund receives as the seller of credit default protection. This risk for cleared swaps is generally lower than for uncleared swaps since the counterparty is a clearinghouse, but there can be no assurance that a clearinghouse or its members will satisfy its obligations.

If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity® fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that a fund will be able to do so, a fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. A fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.

A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In order to cover its outstanding obligations to a swap counterparty, a fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.

Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.

Hybrid and Preferred Securities. A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.

The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.

Illiquid Investments

means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund. Illiquid securities may include (1) repurchase agreements maturing in more than seven days without demand/redemption features, (2) OTC options and certain other derivatives, (3) private placements, (4) securities traded on markets and exchanges with structural constraints, and (5) loan participations.

Under the supervision of the Board of Trustees, a Fidelity® fund's adviser classifies the liquidity of the fund's investments and monitors the extent of funds’ illiquid investments.

Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.

Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment’s liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund’s investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.

Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.

On August 5, 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States one level to "AA+" from "AAA." While Standard & Poor's Ratings Services affirmed the United States' short-term sovereign credit rating as "A-1+," there is no guarantee that Standard & Poor's Ratings Services will not decide to lower this rating in the future. Standard & Poor's Ratings Services stated that its decision was prompted by its view on the rising public debt burden and its perception of greater policymaking uncertainty. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by Standard & Poor's Ratings Services decisions to downgrade the long-term sovereign credit rating of the United States.

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.

Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Insolvency of Issuers, Counterparties, and Intermediaries.

Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.

As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.

If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a Fidelity® fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A Fidelity® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand. A fund may acquire loans by buying an assignment of all or a portion of the loan from a lender or by purchasing a loan participation from a lender or other purchaser of a participation.

Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Different types of assets may be used as collateral for a fund's loans and there can be no assurance that a fund will correctly evaluate the value of the assets collateralizing the fund's loans. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In any restructuring or bankruptcy proceedings relating to a borrower funded by a fund, a fund may be required to accept collateral with less value than the amount of the loan made by the fund to the borrower. Direct indebtedness of foreign countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Loans and other types of direct indebtedness (which a fund may originate, acquire or otherwise gain exposure to) may not be readily marketable and may be subject to restrictions on resale. Some indebtedness may be difficult to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a fund’s net asset value than if that value were based on readily available market quotations, and could result in significant variations in a fund’s daily share price. Some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

Direct lending and investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the lender/purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In the event of a default by the borrower, a fund may have difficulty disposing of the assets used as collateral for a loan. In addition, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest. Direct loans are typically not administered by an underwriter or agent bank. The terms of direct loans are negotiated with borrowers in private transactions. Direct loans are not publicly traded and may not have a secondary market.

A fund may seek to dispose of loans in certain cases, to the extent possible, through selling participations in the loan. In that case, a fund would remain subject to certain obligations, which may result in expenses for a fund and certain additional risks.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate lenders/purchasers, including a fund, to make additional cash payments on demand. These commitments may have the effect of requiring a lender/purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

In the process of originating, buying, selling and holding loans, a fund may receive and/or pay certain fees. These fees are in addition to the interest payments received and may include facility, closing or upfront fees, commitment fees and commissions. A fund may receive or pay a facility, closing or upfront fee when it buys or sells a loan. A fund may receive a commitment fee throughout the life of the loan or as long as the fund remains invested in the loan (in addition to interest payments) for any unused portion of a committed line of credit. Other fees received by the fund may include prepayment fees, covenant waiver fees, ticking fees and/or modification fees. Legal fees related to the originating, buying, selling and holding loans may also be borne by the fund (including legal fees to assess conformity of a loan investment with 1940 Act provisions).

When engaging in direct lending, if permitted, a fund’s performance may depend, in part, on the ability of the fund to originate loans on advantageous terms. A fund may compete with other lenders in originating and purchasing loans. Increased competition for, or a diminished available supply of, qualifying loans could result in lower yields on and/or less advantageous terms for such loans, which could reduce fund performance.

For a Fidelity® fund that limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

A fund may also obtain exposure to the lending activities described above indirectly through its investments in underlying Fidelity funds or other vehicles that may engage in such activities directly.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. Such analysis may focus on relative values based on factors such as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer, in an attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Low or Negative Yielding Securities. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including Japan and some European countries, are at or near historically low levels. Japan and those European countries have, from time to time, experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk for the markets as a whole and for the funds. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent a fund is exposed to such interest rates.

Mortgage Securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

On June 3, 2019, under the Federal Housing Finance Agency’s “Single Security Initiative”, Fannie Mae and Freddie Mac will start issuing uniform mortgage-backed securities (UMBS). UMBS will be eligible for delivery into the To-Be-Announced (TBA) market. Each UMBS will have a 55-day remittance cycle and can be used as collateral in either a Fannie Mae® or Freddie Mac® security or held for investment. Freddie Mac’s legacy TBA-eligible securities have a 45-day remittance cycle and will not be directly eligible for delivery in settlement of a UMBS trade. Freddie Mac will offer investors the opportunity to exchange outstanding legacy mortgage-backed securities for mirror UMBS with a 55-day remittance period. The exchange offer includes compensation for the 10-day delay in receipt of payments. A fund’s ability to invest in UMBS to the same degree that the fund currently invests in Fannie Mae and Freddie Mac mortgage-backed securities is uncertain.

While Fannie Mae and Freddie Mac have taken steps for a smooth transition to the issuance of UMBS, the effects of the issuance of UMBS on the mortgage-backed securities and TBA markets are uncertain and there may be factors that affect the timing of the transition to UMBS or the ability of market participants, including a fund, to adapt to the issuance of UMBS. A fund may need to consider the tax and accounting issues raised by investments in UMBS and/or the exchange of legacy Freddie Mac securities for UMBS. Additionally, there could be divergence in prepayment rates of UMBS issued by Fannie Mae and Freddie Mac, which could lead to differences in the prices of Fannie Mae- and Freddie Mac-issued UMBS if Fannie Mae and Freddie Mac fail to align programs, policies and practices that affect prepayments.

The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

A fund may seek to earn additional income by using a trading strategy (commonly known as "mortgage dollar rolls" or "reverse mortgage dollar rolls") that involves selling (or buying) mortgage securities, realizing a gain or loss, and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities that are permissible investments for the fund. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction, a fund is entitled to interest and principal payments on the securities purchased. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

Real Estate Investment Trusts (REITs). REITs issue debt securities to fund the purchase and/or development of commercial properties. The value of these debt securities may be affected by changes in the value of the underlying property owned by the trusts, the creditworthiness of the trusts, interest rates, and tax and regulatory requirements. REITs are dependent upon management skill and the cash flow generated by the properties owned by the trusts. REITs are at the risk of the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.

Restricted Securities (including Private Placements) are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities, including private placements of private and public companies, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage.

Securities Lending. A Fidelity® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate, National Financial Services LLC (NFS). Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity® fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.

The Fidelity® funds have retained agents, including NFS, an affiliate of the funds, to act as securities lending agent. If NFS acts as securities lending agent for a fund, it is subject to the overall supervision of the fund’s adviser, and NFS will administer the lending program in accordance with guidelines approved by the fund’s Trustees.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies,

including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.

A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, the Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.

Special Purpose Acquisition Companies (“SPACs”). A fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool money to seek potential acquisition opportunities. SPACs are collective investment structures formed to raise money in an initial public offering for the purpose of merging with or acquiring one or more operating companies (the “de-SPAC Transaction”). Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. In connection with a de-SPAC Transaction, the SPAC may complete a PIPE (private investment in public equity) offering with certain investors. A fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its de-SPAC Transaction.

Because SPACs do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. An investment in a SPAC is subject to a variety of risks, including that (i) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (ii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (iii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; (iv) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the fund believes is the SPAC interest’s intrinsic value; (v) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of shareholders; (vi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (vii) the warrants or other rights with respect to the SPAC held by a fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (viii) a fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; and (ix) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction.

Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold, but only pursuant to an effective registration statement or other exemption from registration. The securities issued by a SPAC, which are typically traded either in the over-the-counter market or on an exchange, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.

Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

Structured Securities (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.

Temporary Defensive Policies. Fidelity® Corporate Bond Fund reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.

Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.

If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the fund when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank account overnight. Any risks associated with such an account are investment risks of the fund. The fund faces the risk of loss of these balances if the bank becomes insolvent.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality, sometimes subject to a cap or floor on such rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. For purposes of determining the maximum maturity of a variable or floating rate security, a fund's adviser may take into account normal settlement periods.

In addition to other interbank offered rates (IBORs), the most common benchmark rate for floating rate securities is LIBOR, which is the rate of interest offered on short-term interbank deposits, as determined by trading between major international banks. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other IBORs were susceptible to manipulation. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of U.S. dollar overnight borrowings) and the Sterling Overnight Index Average rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). In March 2021, the United Kingdom’s Financial Conduct Authority and ICE Benchmark Authority formally announced the dates after which the LIBORs will no longer be representative and subsequently cease publication. Certain LIBOR settings will cease publication after the end of 2021. However, the publication of certain other LIBOR settings will continue through at least mid-2023. While various regulators and industry bodies are working globally on transitioning to alternative rates, there remains uncertainty regarding the future utilization of the IBORs and the transition to, and the nature of, replacement rates. As such, the effect of a transition away from the IBORs on a fund and the financial instruments in which it invests cannot yet be determined, and may depend on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts; (ii) the effect of new legislation relating to the discontinuation of LIBOR and the use of replacement rates, and (iii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Such transition may result in a reduction in the value of IBOR-based instruments held by a fund, a reduction in the effectiveness of certain hedging transactions and increased illiquidity and volatility in markets that currently rely on an IBOR to determine interest rates, any of which could adversely impact the fund’s performance.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

Under the Federal Housing Finance Agency’s “Single Security Initiative” intended to maximize liquidity for both Fannie Mae and Freddie Mac mortgage-backed securities in the TBA market, Fannie Mae and Freddie Mac expect to start issuing UMBS in place of their current separate offerings of TBA-eligible mortgage-backed securities. The effects of the issuance of UMBS on the TBA market are uncertain.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.

Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund’s service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund’s manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

While a fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

PORTFOLIO TRANSACTIONS

Orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Fidelity Management & Research Company LLC (FMR or the Adviser) pursuant to authority contained in the management contract. To the extent that the Adviser grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section. Furthermore, the sub-adviser's trading and associated policies, which may differ from the Adviser's policies, may apply to that fund, subject to applicable law.

The Adviser or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

The fund will not incur any commissions or sales charges when it invests in shares of mutual funds (including any underlying central funds), but it may incur such costs when it invests directly in other types of securities.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.

The Trustees of the fund periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

The Selection of Securities Brokers and Dealers

The Adviser or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) to place or execute the fund’s portfolio securities transactions. In selecting brokers, including affiliates of the Adviser, to execute the fund’s portfolio securities transactions, the Adviser or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to the Adviser’s or its affiliates’ overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund’s portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, the Adviser or its affiliates may choose to execute an order using ECNs, including broker-sponsored algorithms, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors include, but are not limited to, the following: price; costs; the size, nature and type of the order; the speed of execution; financial condition and reputation of the broker; broker specific considerations (e.g.; not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader’s assessment of whether and how closely the broker likely will follow the trader’s instructions to the broker; confidentiality and the potential for information leakage; the nature or existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.

In seeking best execution for portfolio securities transactions, the Adviser or its affiliates may from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. The Adviser or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. Occasionally the Adviser or its affiliates execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of the Adviser or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. The Adviser or its affiliates execute futures transactions verbally and electronically.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of the Adviser) that execute transactions for a fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to the Adviser or its affiliates.

Research Products and Services. These products and services may include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in video and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. The Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement the Adviser's or its affiliates' own research activities in providing investment advice to the fund.

Execution Services. In addition, when permissible under applicable law, brokerage and research products and services include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. Although the Adviser or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they may use commission dollars to obtain certain products or services that are not used exclusively in the Adviser's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, the Adviser or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").

Benefit to the Adviser. The Adviser's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. Therefore, an economic incentive exists for the Adviser or its affiliates to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on the Adviser’s or its affiliates’ funds interest in receiving most favorable execution. The Adviser and its affiliates manage the receipt of brokerage and research products and services and the potential for conflicts through its Commission Uses Program. The Commission Uses Program effectively “unbundles” commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. Those brokers have client commission arrangements (each a CCA) in place with the Adviser and its affiliates (each of those brokers referred to as CCA brokers). In selecting brokers for executing transactions on behalf of the fund, the trading desks through which the Adviser or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the CCA broker provides. Commissions paid to a CCA broker include both an execution commission and a research charge, and while the CCA broker receives the entire commission, it retains the execution commission and either credits or transmits the research portion (also known as “soft dollars,”) to a CCA pool maintained by each CCA broker. Soft dollar credits (credits) accumulated in CCA pools are used to pay research expenses. In some cases, the Adviser or its affiliates may request that a broker which is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid with credits from the CCA pool. The administration of brokerage and research products and services is managed separately from the trading desks, and traders have no responsibility for administering the research program, including the payment for research. The Adviser or its affiliates may use a third-party aggregator to facilitate payments to research providers. Where an aggregator is involved, the aggregator would maintain credits in an account that is segregated from the aggregator’s proprietary assets and the assets of its other clients and use those credits to pay research providers as instructed by the Adviser or its affiliates. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that the Adviser or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to the Adviser or its affiliates or have no explicit cost associated with them. In addition, the Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker’s overall services.

The Adviser's Decision-Making Process. In connection with the allocation of fund brokerage, the Adviser or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to the Adviser or its affiliates, viewed in terms of the particular transaction for the fund or the Adviser's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which the Adviser or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with the fund's brokerage may not benefit all funds and certain funds may receive the benefit of the brokerage and research product or services obtained with other funds’ commissions. As required under applicable laws or fund policy, commissions generated by certain funds may only be used to obtain certain brokerage and research products and services. As a result, certain funds may pay more proportionately of certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each fund continues to be allocated equitably. While the Adviser or its affiliates take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither the Adviser, its affiliates, nor the fund incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, for funds managed by the Adviser or its affiliates outside of the European Union or the United Kingdom, these brokerage and research products and services assist the Adviser or its affiliates in terms of their overall investment responsibilities to the fund or any other investment companies and investment accounts for which the Adviser or its affiliates may have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by the Adviser or its affiliates, and not every fund or investment account uses the brokerage and research products and services that may have been acquired through that fund’s commissions.

Research Contracts. The Adviser or its affiliates have arrangements with certain third-party research providers and brokers through whom the Adviser or its affiliates effect fund trades, whereby the Adviser or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, the Adviser or its affiliates may still cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to the Adviser or its affiliates, or that may be available from another broker. The Adviser's or its affiliates' determination to pay for research products and services separately is wholly voluntary on the Adviser's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Funds Managed within the European Union. The Adviser and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as “MiFID II”, as implemented in the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the FCA), where applicable.

Funds, or portions thereof, that are managed within the United Kingdom by FMR Investment Management (UK) Limited (FMR UK) use research payment accounts (RPAs) to cover costs associated with equity and high income external research that is consumed by those funds or investment accounts in accordance with MiFID II and FCA regulations. With RPAs, funds pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission1. For funds that use an RPA, FMR UK establishes a research budget. The budget is set by first grouping funds or investment accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union or the United Kingdom. In this regard, research budgets are set by research needs and are not otherwise linked to the volume or value of transactions executed on behalf of the fund or investment account. For funds where portions are managed both within and outside of the United Kingdom, external research may be paid using both a CCA and an RPA. Determinations of what is eligible research and how costs are allocated are made in accordance with the Adviser’s and its affiliates’ policies and procedures. Costs for research consumed by funds that use an RPA will be allocated among the funds or investment accounts within defined strategies pro rata based on the assets under management for each fund or investment account. While the research charge paid on behalf of any one fund that uses an RPA varies over time, the overall research charge determined at the fund level on an annual basis will not be exceeded.

FMR UK is responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets will be maintained in accounts at a third-party depository institution, held in the name of FMR UK. FMR UK provides on request, a summary of: (i) the providers paid from the RPA; (ii) the total amount they were paid over a defined period; (iii) the benefits and services received by FMR UK; and (iv) how the total amount spent from the RPA compares to the research budget set for that period, noting any rebate or carryover if residual funds remain in the RPA.

Impacted funds, like those funds that participate in CCA pools, may make payments to a broker that include both an execution commission and a research charge, but unlike CCAs (for which research charges may be retained by the CCA broker and credited to the CCA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA are used to satisfy external research costs consumed by the funds.

If the costs of paying for external research exceed the amount initially agreed in relation to funds in a given strategy, the Adviser or its affiliates may continue to charge those funds or investment accounts beyond the initially agreed amount in accordance with MiFID II, continue to acquire external research for the funds or investment accounts using its own resources, or cease to purchase external research for those funds or investment accounts until the next annual research budget. If assets for specific funds remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year’s research charges for those funds or rebated to those funds.

Funds managed by FMR UK that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FMR UK and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMR UK portfolio managers that manage fixed income funds or investment accounts in any manner inconsistent with MiFID II and FCA regulations.

1The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would be permissible under Section 28(e) of the Securities Exchange Act of 1934 by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage products and services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered "commissions" for Section 28(e) purposes.

Commission Recapture

From time to time, the Adviser or its affiliates engages in brokerage transactions with brokers (who are not affiliates of the Adviser) who have entered into arrangements with the Adviser or its affiliates under which the broker may rebate a portion of the compensation paid by a fund (commission recapture). Not all brokers with whom the fund trades have been asked to participate in brokerage commission recapture.

Affiliated Transactions

The Adviser or its affiliates place trades with certain brokers, including NFS, through its Fidelity Capital Markets (FCM) division, and Luminex Trading & Analytics LLC (Luminex), with whom they are under common control or otherwise affiliated, provided the Adviser or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the fund and subject to other applicable law. In addition, from time to time, the Adviser or its affiliates place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent.

Trades may be executed through alternative trading systems or national securities exchanges in which the Adviser or its affiliates have an interest. Any decision to execute a trade through an alternative trading system or exchange in which the Adviser or its affiliates have an interest would be made in accordance with applicable law, including best execution obligations. For trades placed on such a system or exchange, not limited to ones in which the Adviser or its affiliates may have an ownership interest, the Adviser or its affiliates may benefit in the form of increased valuation(s) of its equity interest, where it has an ownership interest, or other remuneration, including rebates.

The Trustees of the fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

Non-U.S. Securities Transactions

To facilitate trade settlement and related activities in non-U.S. securities transactions, the Adviser or its affiliates effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions are effected on behalf of funds by parties other than the Adviser or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.

Trade Allocation

Although the Trustees and officers of the fund are substantially the same as those of certain other Fidelity® funds, investment decisions for the fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by the Adviser to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.

Commissions Paid A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

The following table shows the fund's portfolio turnover rate for the fiscal periods ended August 31, 2021 and 2020. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Adviser's investment outlook, as well as changes in mortgage dollar roll transaction volume.

Turnover Rates	2021	2020
Fidelity® Corporate Bond Fund	46%	31%

During the fiscal year ended August 31, 2021, the fund held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by the fund as of the fiscal year ended August 31, 2021.

Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
Fidelity® Corporate Bond Fund	Bank of America Corp.	$ 64,680,788
	Barclays PLC	$ 34,601,198
	BNP Paribas	$ 35,479,629
	Citigroup, Inc.	$ 44,000,630
	Deutsche Bank AG	$ 25,259,466
	Goldman Sachs Group, Inc.	$ 34,999,776
	JPMorgan Chase & Co.	$ 17,798,034
	Morgan Stanley	$ 55,167,559
	Royal Bank of Canada	$ 1,212,052

For the fiscal years ended August 31, 2021, 2020, and 2019, the fund paid no brokerage commissions.

During the fiscal year ended August 31, 2021, the fund paid no brokerage commissions to firms for providing research or brokerage services.

During the twelve-month period ended June 30, 2021, the fund did not allocate brokerage commissions to firms for providing research or brokerage services.

VALUATION

The NAV is the value of a single share. NAV is computed by adding a class's pro rata share of the value of a fund's investments, cash, and other assets, subtracting the class's pro rata share of the fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding.

The Board of Trustees has ultimate responsibility for pricing, but has delegated day-to-day valuation responsibilities to FMR. FMR has established the FMR Fair Value Committee (the Committee) to fulfill these responsibilities.

Shares of open-end investment companies (including any underlying central funds) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies.

Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying central fund, are valued as follows:

Most equity securities are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.

Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.

Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.

Prices described above are obtained from pricing services that have been approved by the Board of Trustees. A number of pricing services are available and the funds may use more than one of these services. The funds may also discontinue the use of any pricing service at any time. The fund's adviser engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.

Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.

Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading.

In determining the fair value of a private placement security for which market quotations are not available, the Committee generally applies one or more valuation methods including the market approach, income approach and cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The fund's adviser reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the fund’s investments and ratifies the fair value determinations of the Committee.

BUYING, SELLING, AND EXCHANGING INFORMATION

The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the class's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.

The fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. The fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES

Dividends. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders or the long-term capital gains tax rates available to individuals. Short-term capital gains are taxable at ordinary income tax rates. A portion of the fund's dividends may be exempt from state and local taxation to the extent that they are derived from certain U.S. Government securities and meet certain requirements. Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).

Capital Gain Distributions. Unless your shares of the fund are held in a tax-advantaged retirement plan, the fund's long-term capital gain distributions, including amounts attributable to an underlying fund's long-term capital gain distributions, are federally taxable to shareholders generally as capital gains.

Returns of Capital. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold in taxable accounts.

Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by the fund with respect to foreign securities held directly by the fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by the fund. Because the fund does not currently anticipate that securities of foreign issuers or underlying regulated investment companies will constitute more than 50% of its total assets at the end of its fiscal year, or fiscal quarter, respectively, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 178 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

* Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Standing Committees of the Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has four standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Kenneally currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates, including matters involving potential claims of one or more funds (e.g. for reimbursements of expenses or losses) against FMR, and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds' Chief Compliance Officer (CCO). The committee (i) serves as a primary point of contact (generally after the Independent Trustee who serves as a liaison for the CCO) for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO's compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO. During the fiscal year ended August 31, 2021, the committee held 12 meeting(s).

The Audit Committee is composed of all of the Independent Trustees, with Ms. Acton currently serving as Chair. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair or a majority of committee members. The committee meets separately, at least annually, with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds' outside auditors, and with the funds' CCO. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process from the funds' Treasurer and outside auditors and will oversee the resolution of any disagreements concerning financial reporting among applicable parties. The committee will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' outside auditor, internal audit personnel of FMR LLC and legal counsel, as appropriate, matters related to the audits of the funds' financial statements. The committee will discuss regularly and oversee the review of the internal controls of the funds and their service providers with respect to accounting, financial matters and risk management programs related to the funds. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended August 31, 2021, the committee held four meeting(s).

The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Murray currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee reviews and approves annually Fair Value Committee Policies recommended by the FMR Fair Value Committee and oversees particular valuations or fair valuation methodologies employed by the FMR Fair Value Committee as circumstances may require. The Committee also reviews actions taken by the FMR Fair Value Committee. The Committee does not oversee the day-to-day operational aspects of the valuation and calculation of the net asset value of the funds, which have been delegated to the FMR Fair Value Committee and Fidelity Service Company, Inc. (FSC). During the fiscal year ended August 31, 2021, the committee held six meeting(s).

The Governance and Nominating Committee is composed of Messrs. Kenneally (Chair) and Gartland (Vice Chair), and Ms. Acton. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It monitors the performance of legal counsel employed by both the funds and the Independent Trustees. The committee will engage and oversee any counsel utilized by the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee also approves Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee oversees compliance with the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee reviews the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "recommended practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended August 31, 2021, the committee held ten meeting(s).

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2020.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	JonathanChiel	Abigail P.Johnson	JenniferToolin McAuliffe
Fidelity® Corporate Bond Fund	$10,001 - $50,000	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000

Independent Trustees
DOLLAR RANGE OF FUND SHARES	Elizabeth S.Acton	Ann E.Dunwoody	JohnEngler	Robert F.Gartland
Fidelity® Corporate Bond Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Arthur E.Johnson	Michael E.Kenneally	Marie L.Knowles	Mark A.Murray
Fidelity® Corporate Bond Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended August 31, 2021, or calendar year ended December 31, 2020, as applicable.

Compensation Table(1)
AGGREGATE COMPENSATION FROM A FUND	Elizabeth S.Acton	Ann E.Dunwoody	JohnEngler	Robert F.Gartland
Fidelity® Corporate Bond Fund	$962	$886	$886	$915
TOTAL COMPENSATION FROM THE FUND COMPLEX(2)	$513,000	$471,500	$471,500	$484,000
AGGREGATE COMPENSATION FROM A FUND	Robert W.Helm(3)	Arthur E.Johnson	Michael E.Kenneally	Marie L.Knowles
Fidelity® Corporate Bond Fund	$203	$1,103	$1,009	$949
TOTAL COMPENSATION FROM THE FUND COMPLEX(2)	--	$584,000	$534,000	$498,500
AGGREGATE COMPENSATION FROM A FUND	Mark A.Murray
Fidelity® Corporate Bond Fund	$886
TOTAL COMPENSATION FROM THE FUND COMPLEX(2)	$471,500

(1) Jonathan Chiel, Abigail P. Johnson, and Jennifer Toolin McAuliffe are interested persons and are compensated by Fidelity.

(2) Reflects compensation received for the calendar year ended December 31, 2020 for 280 funds of 31 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Elizabeth S. Acton, $120,000; Ann E. Dunwoody, $245,099; Robert F. Gartland, $180,000; Michael E. Kenneally $120,000; and Mark A. Murray, $245,099.

(3) Mr. Helm serves as a Member of the Advisory Board of Fidelity Salem Street Trust effective June 1, 2021.

As of August 31, 2021, the Trustees, Members of the Advisory Board (if any), and officers of the fund owned, in the aggregate, less than 1% of each class's total outstanding shares, with respect to the fund.

As of August 31, 2021, the following owned of record and/or beneficially 5% or more of the outstanding shares:

Fund or Class Name	Owner Name	City	State	Ownership %
Fidelity Advisor® Corporate Bond Fund - Class A	EDWARD D JONES CO	SAINT LOUIS	MO	20.73%
Fidelity Advisor® Corporate Bond Fund - Class A	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	11.49%
Fidelity Advisor® Corporate Bond Fund - Class A	PERSHING LLC	JERSEY CITY	NJ	9.89%
Fidelity Advisor® Corporate Bond Fund - Class A	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	6.12%
Fidelity Advisor® Corporate Bond Fund - Class A	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	5.53%
Fidelity Advisor® Corporate Bond Fund - Class C	PERSHING LLC	JERSEY CITY	NJ	9.97%
Fidelity Advisor® Corporate Bond Fund - Class C	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	9.88%
Fidelity Advisor® Corporate Bond Fund - Class C	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	6.95%
Fidelity Advisor® Corporate Bond Fund - Class C	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	6.10%
Fidelity Advisor® Corporate Bond Fund - Class C	FIRST CLEARING LLC	SAINT LOUIS	MO	5.92%
Fidelity Advisor® Corporate Bond Fund - Class M	PERSHING LLC	JERSEY CITY	NJ	5.88%
Fidelity Advisor® Corporate Bond Fund - Class M	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	5.70%
Fidelity Advisor® Corporate Bond Fund - Class I	PRUDENTIAL INVESTMENT MGMT SERVICES LLC	PITTSBURGH	PA	28.10%
Fidelity Advisor® Corporate Bond Fund - Class I	AMERIPRISE FINANCIAL SERVICES INC	MINNEAPOLIS	MN	20.74%
Fidelity Advisor® Corporate Bond Fund - Class I	MORGAN STANLEY SMITH BARNEY	NEW YORK	NY	12.49%
Fidelity Advisor® Corporate Bond Fund - Class I	RAYMOND JAMES ASSOCIATES INC	SAINT PETERSBURG	FL	11.83%
Fidelity Advisor® Corporate Bond Fund - Class I	GREAT WEST LIFE AND ANNUITY	ENGLEWOOD	CO	9.45%
Fidelity Advisor® Corporate Bond Fund - Class I	LPL FINANCIAL CORPORATION	SAN DIEGO	CA	5.05%
Fidelity® Corporate Bond Fund*	CHARLES SCHWAB CO INC	SAN FRANCISCO	CA	7.60%
Fidelity Advisor® Corporate Bond Fund - Class Z	STRATEGIC ADVISERS® FIDELITY® CORE INCOME FUND	BOSTON	MA	59.96%

* The ownership information shown above is for a class of shares of the fund.

As of August 31, 2021, the following owned of record and/or beneficially 25% or more of the outstanding shares:

Fund Name	Owner Name	City	State	Ownership %
Fidelity® Corporate Bond Fund	STRATEGIC ADVISERS® FIDELITY® CORE INCOME FUND	BOSTON	MA	28.94%

A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, FMR UK, Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

FMR, FMR UK, FMR H.K., FMR Japan, Fidelity Distributors Company LLC (FDC), and the fund have adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees' fiduciary responsibilities regarding the fund, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the code of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.

MANAGEMENT CONTRACT

The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and compensates all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. Under the terms of the fund's management contract, FMR is responsible for payment of all operating expenses of the fund with the exception of the following: interest, taxes, costs in connection with the purchase or sale of securities and other investment instruments, fees and expenses of the Independent Trustees, transfer agent fees and other expenses allocable at the class level, and such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. The fund shall pay its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable.

Management Fee.

For the services of FMR under the management contract, the fund pays FMR a monthly management fee at the annual rate of 0.35% of the fund's average net assets throughout the month.

The following table shows the amount of management fees paid by the fund for the past three fiscal years to its current manager and prior affiliated manager(s), if any.

Fund	Fiscal Years Ended August 31	Management Fees Paid to Investment Adviser
Fidelity® Corporate Bond Fund	2021	$11,999,166
	2020	$7,890,050
	2019	$4,866,653

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns and yield, and repayment of the reimbursement will decrease returns and yield.

Sub-Advisers - FMR UK, FMR H.K., and FMR Japan. On behalf of the fund, FMR has entered into sub-advisory agreements with FMR H.K. and FMR Japan. On behalf of the fund, FMR has entered into a sub-advisory agreement with FMR UK. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services). FMR, and not the fund, pays the sub-advisers.

Matthew Bartlett is co-manager of Fidelity® Corporate Bond Fund and receives compensation for those services. David Prothro is co-manager of Fidelity® Corporate Bond Fund and receives compensation for those services. Jay Small is co-manager of Fidelity® Corporate Bond Fund and receives compensation for those services. Dr. Ben Tarlow is co-manager of Fidelity® Corporate Bond Fund and receives compensation for those services. As of August 31, 2021, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager’s base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other FMR taxable bond funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portion of each portfolio manager’s bonus that is linked to the investment performance of Fidelity® Corporate Bond Fund is based on the pre-tax investment performance of the fund measured against the Bloomberg U.S. Credit Bond Index. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients’) respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FMR or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR’s and its affiliates’ client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.

A conflict of interest situation is presented when FMR or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FMR investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FMR for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FMR has adopted policies and procedures and maintains a compliance program designed to help manage such actual and potential conflicts of interest.

The following table provides information relating to other accounts managed by Mr. Bartlett as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	10	26
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$4,331	$10,915	$14,909
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Corporate Bond Fund ($3,462 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Corporate Bond Fund beneficially owned by Mr. Bartlett was $100,001 - $500,000.

The following table provides information relating to other accounts managed by Mr. Prothro as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	4	15
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$4,198	$5,116	$5,747
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Corporate Bond Fund ($3,462 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Corporate Bond Fund beneficially owned by Mr. Prothro was $500,001 - $1,000,000.

The following table provides information relating to other accounts managed by Mr. Small as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	8	25
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$4,209	$10,589	$13,780
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Corporate Bond Fund ($3,462 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Corporate Bond Fund beneficially owned by Mr. Small was $100,001 - $500,000.

The following table provides information relating to other accounts managed by Dr. Tarlow as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	8	28
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$4,198	$10,589	$14,798
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Corporate Bond Fund ($3,462 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Corporate Bond Fund beneficially owned by Dr. Tarlow was $100,001 - $500,000.

PROXY VOTING GUIDELINES

Fidelity® Funds' Proxy Voting Guidelines

I. Introduction

These guidelines are intended to help Fidelity’s customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 70 years. In particular, these guidelines are animated by two fundamental principles: 1) putting first the long-term interests of our customers and fund shareholders; and 2) investing in companies that share our approach to creating value over the long-term. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.

In evaluating proxies, we recognize that companies can conduct themselves in ways that have important environmental and social consequences. While Fidelity always remains focused on maximizing long-term shareholder value, we also consider potential environmental, social and governance (ESG) impacts that we believe are material to individual companies and investing funds' investment objectives and strategies.

Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.

II. Board of Directors and Corporate Governance

Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders’ rights. The following general guidelines are intended to reflect these proxy voting principles.

A. Election of Directors

Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.

Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:

1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.

2. There are no women on the board or if a board of ten or more members has fewer than two women directors.

3. The director is a public company CEO who sits on more than two unaffiliated public company boards.

Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:

1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.

3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.

B. Contested Director Elections

On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds’ assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:

1. Management’s track record and strategic plan for enhancing shareholder value;

2. The long-term performance of the company compared to its industry peers; and

3. The qualifications of the shareholder’s and management’s nominees.

Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.

C. Cumulative Voting Rights

Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.

D. Classified Boards

A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board’s adoption of a classified board structure and support declassification of existing boards.

E. Independent Chairperson

In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.

F. Majority Voting in Director Elections

In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company’s board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.

G. Proxy Access

Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company’s proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company’s shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.

H. Indemnification of Directors and Officers

In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).

III. Compensation

Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.

A. Equity Compensation Plans

Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:

1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate (“burn rate”) considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.

2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.

3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

As to stock option plans, considerations include the following:

1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

2. Re-pricing: An “out-of-the-money” (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.

Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:

1. Whether the proposal excludes senior management and directors;

2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3. The company's relative performance compared to other companies within the relevant industry or industries;

4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.

B. Employee Stock Purchase Plans

These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing “best practices” in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.

IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote

Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:

- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;

- The alignment of executive compensation and company performance relative to peers; and

- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.

A. Compensation Committee

Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.

Fidelity will oppose the election of directors on the compensation committees if:

1. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.

2. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:

a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or

b) Adopted or extended a golden parachute.

B. Executive Severance Agreements

Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as “golden parachutes.” Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

V. Environmental and Social Issues

Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate environmental and social issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund's investment objective and strategies.

Fidelity generally considers management’s recommendation and current practice when voting on shareholder proposals concerning environmental or social issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Therefore, Fidelity may support shareholder proposals that request additional disclosures from companies regarding environmental or social issues, including where it believes that the proposed disclosures could provide meaningful information to the investment management process without unduly burdening the company. This means that Fidelity may support shareholder proposals calling for reports on sustainability, renewable energy, and environmental impact issues. Fidelity also may support proposals on issues in other areas, including but not limited to equal employment, board diversity and workforce diversity.

VI. Anti-Takeover Provisions and Shareholders Rights Plans

Fidelity generally will oppose a proposal to adopt an anti-takeover provision.

Anti-takeover provisions include:

- classified boards;

- “blank check” preferred stock (whose terms and conditions may be expressly determined by the company’s board, for example, with differential voting rights);

- golden parachutes;

- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);

- poison pills;

- restricting the right to call special meetings;

- provisions restricting the right of shareholders to set board size; and

- any other provision that eliminates or limits shareholder rights.

A. Shareholders Rights Plans (“poison pills”)

Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.

Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:

1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;

2. Is integral to a business strategy that is expected to result in greater value for the shareholders;

3. Requires shareholder approval to be reinstated upon expiration or if amended;

4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and

5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.

Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.

B. Shareholder Ability to Call a Special Meeting

Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.

C. Shareholder Ability to Act by Written Consent

Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.

D. Supermajority Shareholder Vote Requirement

Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

VII. Anti-Takeover Provisions and Director Elections

Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.

Fidelity will consider supporting the election of directors with respect to poison pills if:

- All of the poison pill’s features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.

- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.

- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

VIII. Capital Structure and Incorporation

These guidelines are designed to protect shareholders’ value in the companies in which the Fidelity funds invest. To the extent a company’s management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.

A. Increases in Common Stock

Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.

In the case of REITs, however, Fidelity will oppose a provision to increase the REIT’s authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.

B. Multi-Class Share Structures

Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

C. Incorporation or Reincorporation in another State or Country

Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

IX. Shares of Fidelity Funds, ETFs, or other non-Fidelity Mutual Funds and ETFs

When a Fidelity fund invests in an underlying Fidelity fund with public shareholders, an exchange traded fund (ETF), or fund that is not affiliated, Fidelity will vote in the same proportion as all other voting shareholders of the underlying fund (this is known as “echo voting”). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals.

X. Foreign Markets

Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.

XI. Securities on Loan

Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.

XII. Avoiding Conflicts of Interest

Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.

Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.

XIII. Conclusion

Since its founding more than 70 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.

Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.

Glossary

• Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.

- For a large-capitalization company, burn rate higher than 1.5%.

- For a small-capitalization company, burn rate higher than 2.5%.

- For a micro-capitalization company, burn rate higher than 3.5%.

• Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

• Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.

• Micro-capitalization company means a company with market capitalization under US $300 million.

• Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.

• Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

For purposes of the following "Distribution Services" discussion, the term "shares" (as it relates to the fund) means the one class of shares of the fund offered through the prospectus to which this SAI relates.

The fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved a Distribution and Service Plan with respect to shares of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows shares of the fund and/or FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.

The Plan adopted for the class of the fund is described in the prospectus.

Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, the Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for shares of the fund.

Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund or class, as applicable, and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by shares of the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

FDC or an affiliate may compensate, or upon direction make payments for certain retirement plan expenses to intermediaries. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, and other factors. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. Certain of the payments described above may be significant to an intermediary. As permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

The fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for providing recordkeeping and administrative services to plan participants or for providing other services to retirement plans. Please see "Transfer and Service Agent Agreements" in this statement of additional information (SAI) for more information.

FDC or an affiliate may also make payments to banks, broker-dealers and other service-providers (who may be affiliated with FDC) for distribution-related activities and/or shareholder services. If you have purchased shares of the fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund over others offered by competing fund families, or retirement plan sponsors may take these payments into account when deciding whether to include a fund as a plan investment option.

TRANSFER AND SERVICE AGENT AGREEMENTS

For purposes of the following "Transfer and Service Agent Agreements" discussion, the term "shares" (as it relates to the fund) means the one class of shares of the fund offered through the prospectus to which this SAI relates.

The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.

For providing transfer agency services, FIIOC receives an asset-based fee, calculated and paid monthly on the basis of average daily net assets of shares of the fund, with respect to each position in the fund.

FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.

In addition, FIIOC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified tuition program (QTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and in certain funds of funds managed by FMR, according to the percentage of the QTP's, or a fund of funds' assets that is invested in the fund.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Fund shares may be owned by intermediaries for the benefit of their customers. In those instances, a fund may not maintain an account for shareholders, and some or all of the recordkeeping services for these accounts may be performed by third parties. FIIOC or an affiliate may make payments to intermediaries (including affiliates of FIIOC) for recordkeeping and other services.

Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the fund, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

In certain situations where FIIOC or an affiliate provides recordkeeping services to a retirement plan, payments may be made to pay for plan expenses. The amount of such payments may be based on investments in particular Fidelity® funds, or may be fixed for a given period of time. Upon direction, payments may be made to plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with the plan. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

The fund has entered into a service agent agreement with FSC, an affiliate of FMR (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for the fund are 0.0415% of the first $500 million of average net assets, 0.0301% of average net assets between $500 million and $3.5 billion, 0.0041% of average net assets between $3.5 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.

FMR bears the cost of pricing and bookkeeping services under the terms of its management contract with the fund.

SECURITIES LENDING

During the fiscal year, the securities lending agent, or the investment adviser (where the fund does not use a securities lending agent) monitors loan opportunities for the fund, negotiates the terms of the loans with borrowers, monitors the value of securities on loan and the value of the corresponding collateral, communicates with borrowers and the fund's custodian regarding marking to market the collateral, selects securities to be loaned and allocates those loan opportunities among lenders, and arranges for the return of the loaned securities upon the termination of the loan. Income and fees from securities lending activities for the fiscal year ended August 31, 2021, are shown in the following table:

Security Lending Activities	Fund(s)
Fidelity® Corporate Bond Fund(1)
Gross income from securities lending activities	$0
Fees paid to securities lending agent from a revenue split	0
Administrative fees	0
Rebate (paid to borrower)	0
Other fees not included in the revenue split (lending agent fees to NFS)	0
Aggregate fees/compensation for securities lending activities	0
Net income from securities lending activities	0

(1) The fund did not lend securities during the year.

A fund does not pay cash collateral management fees, separate indemnification fees, or other fees not reflected above.

DESCRIPTION OF THE TRUST

Trust Organization. Fidelity® Corporate Bond Fund is a fund of Fidelity Salem Street Trust, an open-end management investment company created under an initial declaration of trust dated September 5, 1984. The Trustees are permitted to create additional funds in the trust and to create additional classes of the fund.

The assets of the trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the trust shall be allocated between or among any one or more of the funds or classes.

Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.

Voting Rights. Each fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York Mellon, headquartered in New York, also may serve as special purpose custodian of certain assets in connection with repurchase agreement transactions. From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR or an affiliate. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of the fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for the fund and provides other audit, tax, and related services.

FUND HOLDINGS INFORMATION

The fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.

The fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after month-end).

Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.

The fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of the fund’s portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of the fund.

FMR’s Disclosure Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity fund prior to such fund’s public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.

Disclosure of non-public portfolio holdings information for a Fidelity fund’s portfolio may only be provided pursuant to the guidelines below.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: the fund's trustees; the fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by the fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by FMR, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Standard & Poor's Ratings Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day); and Bloomberg, L.P. (full holdings daily, on the next business day).

FMR, its affiliates, or the fund will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the fund's SAI.

There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

FINANCIAL STATEMENTS

The fund's financial statements and financial highlights for the fiscal year ended August 31, 2021, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies (such as central funds or other underlying funds) in which the fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

APPENDIX

Fidelity, Fidelity Investments & Pyramid Design, Fidelity Advisor, and Strategic Advisers are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

Fund	Ticker
Fidelity® U.S. Bond Index Fund	FXNAX

Fund of Fidelity Salem Street Trust

STATEMENT OF  ADDITIONAL INFORMATION

October 30, 2021

This statement of additional information (SAI) is not a prospectus. Portions of the fund's annual report are incorporated herein. The annual report is supplied with this SAI.

To obtain a free additional copy of the prospectus or SAI, dated October 30, 2021, or an annual report, please call Fidelity at 1-800-544-8544 or visit Fidelity’s web site at www.fidelity.com.

UII-UDV-PTB-1021
1.925924.112

245 Summer Street, Boston, MA 02210

INVESTMENT POLICIES AND LIMITATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING, SELLING, AND EXCHANGING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACT
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT AGREEMENTS
SECURITIES LENDING
DESCRIPTION OF THE TRUST
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are the fund's fundamental investment limitations set forth in their entirety.

Diversification

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Senior Securities

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Fidelity Management & Research Company LLC (FMR) looks through to the U.S. Government securities.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market central fund, FMR looks through to the holdings of the central fund.

For purposes of the fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.

Real Estate

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

Pooled Funds

The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by FMR or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Short Sales

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, except for sales of to be announced (TBA) securities, and provided that transactions in futures contracts, options, and swaps are not deemed to constitute selling securities short.

Margin Purchases

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

Pooled Funds

The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by FMR or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.

In addition to the fund's fundamental and non-fundamental investment limitations discussed above:

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

The following pages contain more detailed information about types of instruments in which the fund may invest, techniques the fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. The fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, the fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.

On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "an adviser" or "the adviser" may relate to the fund's adviser or a sub-adviser, as applicable.

Affiliated Bank Transactions. A Fidelity® fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Collateralized Loan Obligations (CLO) are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses. For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO trust typically have higher ratings and lower yields than their underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by a fund as illiquid securities, however an active dealer market may exist allowing them to qualify for Rule 144A transactions.

Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity® funds and other advisory clients only) shares of Fidelity® central funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity® funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees. The investment results of the portions of a Fidelity® fund's assets invested in the central funds will be based upon the investment results of those funds.

Commodity Futures Trading Commission (CFTC) Notice of Exclusion. The Adviser, on behalf of the Fidelity® fund to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. However, the CFTC has adopted certain rule amendments that significantly affect the continued availability of this exclusion, and may subject advisers to funds to regulation by the CFTC. As of the date of this SAI, the adviser does not expect to register as a CPO of the fund. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.

Disruption to Financial Markets and Related Government Intervention. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of events such as the 2008 economic downturn led the U.S. Government and other governments to take a number of then-unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments in unpredictable ways.

Similarly, widespread disease including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent a fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact a fund's ability to achieve its investment objective, and (iii) may exacerbate the risks discussed elsewhere in a fund’s registration statement, including political, social, and economic risks.

The value of a fund's portfolio is also generally subject to the risk of future local, national, or global economic or natural disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it remains uncertain that the U.S. Government or foreign governments will intervene in response to current or future market disturbances and the effect of any such future intervention cannot be predicted.

Dollar-Weighted Average Maturity is derived by multiplying the value of each security by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

Under certain circumstances, a fund may invest in nominally long-term securities that have maturity shortening features of shorter-term securities, and the maturities of these securities may be deemed to be earlier than their ultimate maturity dates by virtue of an existing demand feature or an adjustable interest rate. Under other circumstances, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. The maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

Duration is a measure of a bond's price sensitivity to a change in its yield. For example, if a bond has a 5-year duration and its yield rises 1%, the bond's value is likely to fall about 5%. Similarly, if a bond fund has a 5-year average duration and the yield on each of the bonds held by the fund rises 1%, the fund's value is likely to fall about 5%. For funds with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance will likely differ from the example.

Exposure to Foreign and Emerging Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, a fund's adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Funds of Funds and Other Large Shareholders. Certain Fidelity® funds and accounts (including funds of funds) invest in other funds ("underlying funds") and, as a result, may at times have substantial investments in one or more underlying funds.

An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund's shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund's shares.

When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time.

Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). In addition, some currently available futures contracts are based on Eurodollars. Positions in Eurodollar futures reflect market expectations of forward levels of three-month London Interbank Offered Rate (LIBOR) rates. Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant, when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's net asset value per share (NAV). The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the futures commission merchant of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the futures commission merchant's other customers, potentially resulting in losses to the fund. A fund is also required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or over-the-counter (OTC). The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to a futures commission merchant as described above for futures contracts.

If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in price increases and, if a call writer does not hold the underlying instrument, a call writer's loss is theoretically unlimited.

Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), asset swaps (e.g., where parties combine the purchase or sale of a bond with an interest rate swap), total return swaps, and credit default swaps. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member futures commission merchant may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce the distinction.

A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which a fund is the protection seller, the fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the fund by the credit default protection buyer. Any loss would be offset by the premium payments the fund receives as the seller of credit default protection. This risk for cleared swaps is generally lower than for uncleared swaps since the counterparty is a clearinghouse, but there can be no assurance that a clearinghouse or its members will satisfy its obligations.

If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity® fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that a fund will be able to do so, a fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. A fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.

A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In order to cover its outstanding obligations to a swap counterparty, a fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.

Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.

Hybrid and Preferred Securities. A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.

The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.

Illiquid Investments

means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund. Illiquid securities may include (1) repurchase agreements maturing in more than seven days without demand/redemption features, (2) OTC options and certain other derivatives, (3) private placements, (4) securities traded on markets and exchanges with structural constraints, and (5) loan participations.

Under the supervision of the Board of Trustees, a Fidelity® fund's adviser classifies the liquidity of the fund's investments and monitors the extent of funds’ illiquid investments.

Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.

Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment’s liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund’s investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.

Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.

On August 5, 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States one level to "AA+" from "AAA." While Standard & Poor's Ratings Services affirmed the United States' short-term sovereign credit rating as "A-1+," there is no guarantee that Standard & Poor's Ratings Services will not decide to lower this rating in the future. Standard & Poor's Ratings Services stated that its decision was prompted by its view on the rising public debt burden and its perception of greater policymaking uncertainty. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by Standard & Poor's Ratings Services decisions to downgrade the long-term sovereign credit rating of the United States.

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.

Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Insolvency of Issuers, Counterparties, and Intermediaries.

Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.

As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.

If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a Fidelity® fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A Fidelity® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Low or Negative Yielding Securities. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including Japan and some European countries, are at or near historically low levels. Japan and those European countries have, from time to time, experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk for the markets as a whole and for the funds. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent a fund is exposed to such interest rates.

Mortgage Securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

On June 3, 2019, under the Federal Housing Finance Agency’s “Single Security Initiative”, Fannie Mae and Freddie Mac will start issuing uniform mortgage-backed securities (UMBS). UMBS will be eligible for delivery into the To-Be-Announced (TBA) market. Each UMBS will have a 55-day remittance cycle and can be used as collateral in either a Fannie Mae® or Freddie Mac® security or held for investment. Freddie Mac’s legacy TBA-eligible securities have a 45-day remittance cycle and will not be directly eligible for delivery in settlement of a UMBS trade. Freddie Mac will offer investors the opportunity to exchange outstanding legacy mortgage-backed securities for mirror UMBS with a 55-day remittance period. The exchange offer includes compensation for the 10-day delay in receipt of payments. A fund’s ability to invest in UMBS to the same degree that the fund currently invests in Fannie Mae and Freddie Mac mortgage-backed securities is uncertain.

While Fannie Mae and Freddie Mac have taken steps for a smooth transition to the issuance of UMBS, the effects of the issuance of UMBS on the mortgage-backed securities and TBA markets are uncertain and there may be factors that affect the timing of the transition to UMBS or the ability of market participants, including a fund, to adapt to the issuance of UMBS. A fund may need to consider the tax and accounting issues raised by investments in UMBS and/or the exchange of legacy Freddie Mac securities for UMBS. Additionally, there could be divergence in prepayment rates of UMBS issued by Fannie Mae and Freddie Mac, which could lead to differences in the prices of Fannie Mae- and Freddie Mac-issued UMBS if Fannie Mae and Freddie Mac fail to align programs, policies and practices that affect prepayments.

The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

A fund may seek to earn additional income by using a trading strategy (commonly known as "mortgage dollar rolls" or "reverse mortgage dollar rolls") that involves selling (or buying) mortgage securities, realizing a gain or loss, and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities that are permissible investments for the fund. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction, a fund is entitled to interest and principal payments on the securities purchased. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

Real Estate Investment Trusts (REITs). REITs issue debt securities to fund the purchase and/or development of commercial properties. The value of these debt securities may be affected by changes in the value of the underlying property owned by the trusts, the creditworthiness of the trusts, interest rates, and tax and regulatory requirements. REITs are dependent upon management skill and the cash flow generated by the properties owned by the trusts. REITs are at the risk of the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.

Restricted Securities (including Private Placements) are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities, including private placements of private and public companies, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage.

Securities Lending. A Fidelity® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate, National Financial Services LLC (NFS). Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity® fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.

The Fidelity® funds have retained agents, including NFS, an affiliate of the funds, to act as securities lending agent. If NFS acts as securities lending agent for a fund, it is subject to the overall supervision of the fund’s adviser, and NFS will administer the lending program in accordance with guidelines approved by the fund’s Trustees.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies,

including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.

A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, the Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.

Special Purpose Acquisition Companies (“SPACs”). A fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool money to seek potential acquisition opportunities. SPACs are collective investment structures formed to raise money in an initial public offering for the purpose of merging with or acquiring one or more operating companies (the “de-SPAC Transaction”). Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. In connection with a de-SPAC Transaction, the SPAC may complete a PIPE (private investment in public equity) offering with certain investors. A fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its de-SPAC Transaction.

Because SPACs do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. An investment in a SPAC is subject to a variety of risks, including that (i) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (ii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (iii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; (iv) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the fund believes is the SPAC interest’s intrinsic value; (v) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of shareholders; (vi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (vii) the warrants or other rights with respect to the SPAC held by a fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (viii) a fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; and (ix) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction.

Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold, but only pursuant to an effective registration statement or other exemption from registration. The securities issued by a SPAC, which are typically traded either in the over-the-counter market or on an exchange, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.

Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

Structured Securities (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.

Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.

If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the fund when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank account overnight. Any risks associated with such an account are investment risks of the fund. The fund faces the risk of loss of these balances if the bank becomes insolvent.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality, sometimes subject to a cap or floor on such rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. For purposes of determining the maximum maturity of a variable or floating rate security, a fund's adviser may take into account normal settlement periods.

In addition to other interbank offered rates (IBORs), the most common benchmark rate for floating rate securities is LIBOR, which is the rate of interest offered on short-term interbank deposits, as determined by trading between major international banks. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other IBORs were susceptible to manipulation. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of U.S. dollar overnight borrowings) and the Sterling Overnight Index Average rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). In March 2021, the United Kingdom’s Financial Conduct Authority and ICE Benchmark Authority formally announced the dates after which the LIBORs will no longer be representative and subsequently cease publication. Certain LIBOR settings will cease publication after the end of 2021. However, the publication of certain other LIBOR settings will continue through at least mid-2023. While various regulators and industry bodies are working globally on transitioning to alternative rates, there remains uncertainty regarding the future utilization of the IBORs and the transition to, and the nature of, replacement rates. As such, the effect of a transition away from the IBORs on a fund and the financial instruments in which it invests cannot yet be determined, and may depend on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts; (ii) the effect of new legislation relating to the discontinuation of LIBOR and the use of replacement rates, and (iii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Such transition may result in a reduction in the value of IBOR-based instruments held by a fund, a reduction in the effectiveness of certain hedging transactions and increased illiquidity and volatility in markets that currently rely on an IBOR to determine interest rates, any of which could adversely impact the fund’s performance.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

A fund may also engage in purchases or sales of "to be announced" or "TBA" securities, which usually are transactions in which a fund buys or sells mortgage-backed securities on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount. TBA trades can be used by a fund for investment purposes in order to gain exposure to certain securities, or for hedging purposes to adjust the risk exposure of a fund portfolio without having to restructure a portfolio. Purchases and sales of TBA securities involve risks similar to those discussed above for other when-issued and forward purchase and sale transactions. In addition, when a fund sells TBA securities, it incurs risks similar to those incurred in short sales. For example, when a fund sells TBA securities without owning or having the right to obtain the deliverable securities, it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. Also, a fund may be unable to purchase the deliverable securities if the corresponding market is illiquid. In such transactions, the fund will set aside liquid assets in an amount sufficient to offset its exposure as long as the fund's obligations are outstanding.

Under the Federal Housing Finance Agency’s “Single Security Initiative” intended to maximize liquidity for both Fannie Mae and Freddie Mac mortgage-backed securities in the TBA market, Fannie Mae and Freddie Mac expect to start issuing UMBS in place of their current separate offerings of TBA-eligible mortgage-backed securities. The effects of the issuance of UMBS on the TBA market are uncertain.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.

Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund’s service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund’s manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

While a fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

PORTFOLIO TRANSACTIONS

Orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Fidelity Management & Research Company LLC (FMR or the Adviser) pursuant to authority contained in the management contract. To the extent that the Adviser grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section. Furthermore, the sub-adviser's trading and associated policies, which may differ from the Adviser's policies, may apply to that fund, subject to applicable law.

The Adviser or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

The fund will not incur any commissions or sales charges when it invests in shares of mutual funds (including any underlying central funds), but it may incur such costs when it invests directly in other types of securities.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.

The Trustees of the fund periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

The Selection of Securities Brokers and Dealers

The Adviser or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) to place or execute the fund’s portfolio securities transactions. In selecting brokers, including affiliates of the Adviser, to execute the fund’s portfolio securities transactions, the Adviser or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to the Adviser’s or its affiliates’ overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund’s portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, the Adviser or its affiliates may choose to execute an order using ECNs, including broker-sponsored algorithms, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors include, but are not limited to, the following: price; costs; the size, nature and type of the order; the speed of execution; financial condition and reputation of the broker; broker specific considerations (e.g.; not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader’s assessment of whether and how closely the broker likely will follow the trader’s instructions to the broker; confidentiality and the potential for information leakage; the nature or existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.

In seeking best execution for portfolio securities transactions, the Adviser or its affiliates may from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. The Adviser or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. Occasionally the Adviser or its affiliates execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of the Adviser or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. The Adviser or its affiliates execute futures transactions verbally and electronically.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of the Adviser) that execute transactions for a fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to the Adviser or its affiliates.

Research Products and Services. These products and services may include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in video and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. The Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement the Adviser's or its affiliates' own research activities in providing investment advice to the fund.

Execution Services. In addition, when permissible under applicable law, brokerage and research products and services include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. Although the Adviser or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they may use commission dollars to obtain certain products or services that are not used exclusively in the Adviser's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, the Adviser or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").

Benefit to the Adviser. The Adviser's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. Therefore, an economic incentive exists for the Adviser or its affiliates to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on the Adviser’s or its affiliates’ funds interest in receiving most favorable execution. The Adviser and its affiliates manage the receipt of brokerage and research products and services and the potential for conflicts through its Commission Uses Program. The Commission Uses Program effectively “unbundles” commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. Those brokers have client commission arrangements (each a CCA) in place with the Adviser and its affiliates (each of those brokers referred to as CCA brokers). In selecting brokers for executing transactions on behalf of the fund, the trading desks through which the Adviser or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the CCA broker provides. Commissions paid to a CCA broker include both an execution commission and a research charge, and while the CCA broker receives the entire commission, it retains the execution commission and either credits or transmits the research portion (also known as “soft dollars,”) to a CCA pool maintained by each CCA broker. Soft dollar credits (credits) accumulated in CCA pools are used to pay research expenses. In some cases, the Adviser or its affiliates may request that a broker which is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid with credits from the CCA pool. The administration of brokerage and research products and services is managed separately from the trading desks, and traders have no responsibility for administering the research program, including the payment for research. The Adviser or its affiliates may use a third-party aggregator to facilitate payments to research providers. Where an aggregator is involved, the aggregator would maintain credits in an account that is segregated from the aggregator’s proprietary assets and the assets of its other clients and use those credits to pay research providers as instructed by the Adviser or its affiliates. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that the Adviser or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to the Adviser or its affiliates or have no explicit cost associated with them. In addition, the Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker’s overall services.

The Adviser's Decision-Making Process. In connection with the allocation of fund brokerage, the Adviser or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to the Adviser or its affiliates, viewed in terms of the particular transaction for the fund or the Adviser's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which the Adviser or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with the fund's brokerage may not benefit all funds and certain funds may receive the benefit of the brokerage and research product or services obtained with other funds’ commissions. As required under applicable laws or fund policy, commissions generated by certain funds may only be used to obtain certain brokerage and research products and services. As a result, certain funds may pay more proportionately of certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each fund continues to be allocated equitably. While the Adviser or its affiliates take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither the Adviser, its affiliates, nor the fund incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, for funds managed by the Adviser or its affiliates outside of the European Union or the United Kingdom, these brokerage and research products and services assist the Adviser or its affiliates in terms of their overall investment responsibilities to the fund or any other investment companies and investment accounts for which the Adviser or its affiliates may have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by the Adviser or its affiliates, and not every fund or investment account uses the brokerage and research products and services that may have been acquired through that fund’s commissions.

Research Contracts. The Adviser or its affiliates have arrangements with certain third-party research providers and brokers through whom the Adviser or its affiliates effect fund trades, whereby the Adviser or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, the Adviser or its affiliates may still cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to the Adviser or its affiliates, or that may be available from another broker. The Adviser's or its affiliates' determination to pay for research products and services separately is wholly voluntary on the Adviser's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Funds Managed within the European Union. The Adviser and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as “MiFID II”, as implemented in the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the FCA), where applicable.

Funds, or portions thereof, that are managed within the United Kingdom by FMR Investment Management (UK) Limited (FMR UK) use research payment accounts (RPAs) to cover costs associated with equity and high income external research that is consumed by those funds or investment accounts in accordance with MiFID II and FCA regulations. With RPAs, funds pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission1. For funds that use an RPA, FMR UK establishes a research budget. The budget is set by first grouping funds or investment accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union or the United Kingdom. In this regard, research budgets are set by research needs and are not otherwise linked to the volume or value of transactions executed on behalf of the fund or investment account. For funds where portions are managed both within and outside of the United Kingdom, external research may be paid using both a CCA and an RPA. Determinations of what is eligible research and how costs are allocated are made in accordance with the Adviser’s and its affiliates’ policies and procedures. Costs for research consumed by funds that use an RPA will be allocated among the funds or investment accounts within defined strategies pro rata based on the assets under management for each fund or investment account. While the research charge paid on behalf of any one fund that uses an RPA varies over time, the overall research charge determined at the fund level on an annual basis will not be exceeded.

FMR UK is responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets will be maintained in accounts at a third-party depository institution, held in the name of FMR UK. FMR UK provides on request, a summary of: (i) the providers paid from the RPA; (ii) the total amount they were paid over a defined period; (iii) the benefits and services received by FMR UK; and (iv) how the total amount spent from the RPA compares to the research budget set for that period, noting any rebate or carryover if residual funds remain in the RPA.

Impacted funds, like those funds that participate in CCA pools, may make payments to a broker that include both an execution commission and a research charge, but unlike CCAs (for which research charges may be retained by the CCA broker and credited to the CCA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA are used to satisfy external research costs consumed by the funds.

If the costs of paying for external research exceed the amount initially agreed in relation to funds in a given strategy, the Adviser or its affiliates may continue to charge those funds or investment accounts beyond the initially agreed amount in accordance with MiFID II, continue to acquire external research for the funds or investment accounts using its own resources, or cease to purchase external research for those funds or investment accounts until the next annual research budget. If assets for specific funds remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year’s research charges for those funds or rebated to those funds.

Funds managed by FMR UK that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FMR UK and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMR UK portfolio managers that manage fixed income funds or investment accounts in any manner inconsistent with MiFID II and FCA regulations.

1The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would be permissible under Section 28(e) of the Securities Exchange Act of 1934 by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage products and services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered "commissions" for Section 28(e) purposes.

Commission Recapture

From time to time, the Adviser or its affiliates engages in brokerage transactions with brokers (who are not affiliates of the Adviser) who have entered into arrangements with the Adviser or its affiliates under which the broker may rebate a portion of the compensation paid by a fund (commission recapture). Not all brokers with whom the fund trades have been asked to participate in brokerage commission recapture.

Affiliated Transactions

The Adviser or its affiliates place trades with certain brokers, including NFS, through its Fidelity Capital Markets (FCM) division, and Luminex Trading & Analytics LLC (Luminex), with whom they are under common control or otherwise affiliated, provided the Adviser or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the fund and subject to other applicable law. In addition, from time to time, the Adviser or its affiliates place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent.

Trades may be executed through alternative trading systems or national securities exchanges in which the Adviser or its affiliates have an interest. Any decision to execute a trade through an alternative trading system or exchange in which the Adviser or its affiliates have an interest would be made in accordance with applicable law, including best execution obligations. For trades placed on such a system or exchange, not limited to ones in which the Adviser or its affiliates may have an ownership interest, the Adviser or its affiliates may benefit in the form of increased valuation(s) of its equity interest, where it has an ownership interest, or other remuneration, including rebates.

The Trustees of the fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

Non-U.S. Securities Transactions

To facilitate trade settlement and related activities in non-U.S. securities transactions, the Adviser or its affiliates effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions are effected on behalf of funds by parties other than the Adviser or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.

Trade Allocation

Although the Trustees and officers of the fund are substantially the same as those of certain other Fidelity® funds, investment decisions for the fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by the Adviser to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.

Commissions Paid A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

The following table shows the fund's portfolio turnover rate for the fiscal periods ended August 31, 2021 and 2020. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders and/or market conditions, as well as changes in the mortgage dollar roll transaction volume.

Turnover Rates	2021	2020
Fidelity® U.S. Bond Index Fund	76%	59%

During the fiscal year ended August 31, 2021, the fund held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by the fund as of the fiscal year ended August 31, 2021.

Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
Fidelity® U.S. Bond Index Fund	Bank of America Corp.	$ 420,793,000
	Barclays PLC	$ 68,297,000
	Citigroup, Inc.	$ 277,627,000
	Credit Suisse Group	$ 59,258,000
	Deutsche Bank AG	$ 64,558,000
	Goldman Sachs Group, Inc.	$ 290,684,000
	JPMorgan Chase & Co.	$ 426,704,000
	Morgan Stanley	$ 290,563,000

For the fiscal years ended August 31, 2021, 2020, and 2019, the fund paid no brokerage commissions.

During the fiscal year ended August 31, 2021, the fund paid no brokerage commissions to firms for providing research or brokerage services.

During the twelve-month period ended June 30, 2021, the fund did not allocate brokerage commissions to firms for providing research or brokerage services.

VALUATION

The NAV is the value of a single share. NAV is computed by adding the value of a fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Board of Trustees has ultimate responsibility for pricing, but has delegated day-to-day valuation responsibilities to FMR. FMR has established the FMR Fair Value Committee (the Committee) to fulfill these responsibilities.

Shares of open-end investment companies (including any underlying central funds) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies.

Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying central fund, are valued as follows:

Most equity securities are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.

Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.

Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.

Prices described above are obtained from pricing services that have been approved by the Board of Trustees. A number of pricing services are available and the funds may use more than one of these services. The funds may also discontinue the use of any pricing service at any time. The fund's adviser engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.

Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.

Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading.

In determining the fair value of a private placement security for which market quotations are not available, the Committee generally applies one or more valuation methods including the market approach, income approach and cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The fund's adviser reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the fund’s investments and ratifies the fair value determinations of the Committee.

BUYING, SELLING, AND EXCHANGING INFORMATION

The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.

The fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. The fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES

Dividends. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders or the long-term capital gains tax rates available to individuals. Short-term capital gains are taxable at ordinary income tax rates. A portion of the fund's dividends may be exempt from state and local taxation to the extent that they are derived from certain U.S. Government securities and meet certain requirements. Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).

Capital Gain Distributions. Unless your shares of the fund are held in a tax-advantaged retirement plan, the fund's long-term capital gain distributions, including amounts attributable to an underlying fund's long-term capital gain distributions, are federally taxable to shareholders generally as capital gains.

Returns of Capital. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold in taxable accounts.

Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by the fund with respect to foreign securities held directly by the fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by the fund. Because the fund does not currently anticipate that securities of foreign issuers or underlying regulated investment companies will constitute more than 50% of its total assets at the end of its fiscal year, or fiscal quarter, respectively, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 178 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

* Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Standing Committees of the Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has four standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Kenneally currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates, including matters involving potential claims of one or more funds (e.g. for reimbursements of expenses or losses) against FMR, and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds' Chief Compliance Officer (CCO). The committee (i) serves as a primary point of contact (generally after the Independent Trustee who serves as a liaison for the CCO) for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO's compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO. During the fiscal year ended August 31, 2021, the committee held 12 meeting(s).

The Audit Committee is composed of all of the Independent Trustees, with Ms. Acton currently serving as Chair. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair or a majority of committee members. The committee meets separately, at least annually, with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds' outside auditors, and with the funds' CCO. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process from the funds' Treasurer and outside auditors and will oversee the resolution of any disagreements concerning financial reporting among applicable parties. The committee will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' outside auditor, internal audit personnel of FMR LLC and legal counsel, as appropriate, matters related to the audits of the funds' financial statements. The committee will discuss regularly and oversee the review of the internal controls of the funds and their service providers with respect to accounting, financial matters and risk management programs related to the funds. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended August 31, 2021, the committee held four meeting(s).

The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Murray currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee reviews and approves annually Fair Value Committee Policies recommended by the FMR Fair Value Committee and oversees particular valuations or fair valuation methodologies employed by the FMR Fair Value Committee as circumstances may require. The Committee also reviews actions taken by the FMR Fair Value Committee. The Committee does not oversee the day-to-day operational aspects of the valuation and calculation of the net asset value of the funds, which have been delegated to the FMR Fair Value Committee and Fidelity Service Company, Inc. (FSC). During the fiscal year ended August 31, 2021, the committee held six meeting(s).

The Governance and Nominating Committee is composed of Messrs. Kenneally (Chair) and Gartland (Vice Chair), and Ms. Acton. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It monitors the performance of legal counsel employed by both the funds and the Independent Trustees. The committee will engage and oversee any counsel utilized by the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee also approves Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee oversees compliance with the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee reviews the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "recommended practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended August 31, 2021, the committee held ten meeting(s).

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2020.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	JonathanChiel	Abigail P.Johnson	JenniferToolin McAuliffe
Fidelity® U.S. Bond Index Fund	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000

Independent Trustees
DOLLAR RANGE OF FUND SHARES	Elizabeth S.Acton	Ann E.Dunwoody	JohnEngler	Robert F.Gartland
Fidelity® U.S. Bond Index Fund	$10,001 - $50,000	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Arthur E.Johnson	Michael E.Kenneally	Marie L.Knowles	Mark A.Murray
Fidelity® U.S. Bond Index Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended August 31, 2021, or calendar year ended December 31, 2020, as applicable.

Compensation Table(1)
AGGREGATE COMPENSATION FROM A FUND	Elizabeth S.Acton	Ann E.Dunwoody	JohnEngler	Robert F.Gartland
Fidelity® U.S. Bond Index Fund(2)	$15,974	$14,724	$14,724	$15,195
TOTAL COMPENSATION FROM THE FUND COMPLEX(3)	$513,000	$471,500	$471,500	$484,000
AGGREGATE COMPENSATION FROM A FUND	Robert W.Helm(4)	Arthur E.Johnson	Michael E.Kenneally	Marie L.Knowles
Fidelity® U.S. Bond Index Fund(2)	$3,483	$18,320	$16,757	$15,757
TOTAL COMPENSATION FROM THE FUND COMPLEX(3)	--	$584,000	$534,000	$498,500
AGGREGATE COMPENSATION FROM A FUND	Mark A.Murray
Fidelity® U.S. Bond Index Fund(2)	$14,724
TOTAL COMPENSATION FROM THE FUND COMPLEX(3)	$471,500

(1) Jonathan Chiel, Abigail P. Johnson, and Jennifer Toolin McAuliffe are interested persons and are compensated by Fidelity.

(2) Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Elizabeth S. Acton, $5,881; Ann E. Dunwoody, $13,438; Robert F. Gartland, $9,424; Robert W. Helm, $3,286; Michael E. Kenneally, $2,266; and Mark A. Murray, $13,438.

(3) Reflects compensation received for the calendar year ended December 31, 2020 for 280 funds of 31 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Elizabeth S. Acton, $120,000; Ann E. Dunwoody, $245,099; Robert F. Gartland, $180,000; Michael E. Kenneally $120,000; and Mark A. Murray, $245,099.

(4) Mr. Helm serves as a Member of the Advisory Board of Fidelity Salem Street Trust effective June 1, 2021.

As of August 31, 2021, approximately 1.48% of the fund's total outstanding shares was held by FMR and/or another entity or entities of which FMR LLC is the ultimate parent. By virtue of her ownership interest in FMR LLC, as described in the "Control of Investment Advisers" section, Ms. Abigail P. Johnson may be deemed to be a beneficial owner of these shares. As of the above date, with the exception of Ms. Johnson's deemed ownership of the fund's shares, the Trustees, Members of the Advisory Board (if any), and officers of the fund owned, in the aggregate, less than 1% of the class's total outstanding shares, with respect to the fund.

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, FMR UK, Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

FMR, FMR UK, FMR H.K., FMR Japan, Fidelity Distributors Company LLC (FDC), and the fund have adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees' fiduciary responsibilities regarding the fund, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the code of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.

MANAGEMENT CONTRACT

The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and compensates all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. Under the terms of the fund's management contract, FMR, either itself or through an affiliate, is responsible for payment of all operating expenses of the fund with limited exceptions. Specific expenses payable by FMR include expenses for typesetting, printing, and mailing proxy materials to shareholders, legal expenses, fees of the custodian, auditor, and interested Trustees, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. FMR also pays all fees associated with the transfer agency services and pricing and bookkeeping services agreements.

FMR pays all other expenses of the fund with the following exceptions: fees and expenses of the Independent Trustees, interest, taxes, Rule 12b-1 fees (if any), and such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. The fund shall pay its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.

FMR and the fund have entered into an Expense Contract, which obliges FMR to pay all expenses of the fund (excluding acquired fund fees and expenses) to limit the total annual operating expenses (including interest, taxes, and extraordinary expenses, but excluding fees and expenses of the Independent Trustees, Rule 12b-1 fees (if any), and non-operating expenses such as brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable) to 0.025%. This Expense Contract terminates on October 31, 2022, and may not be amended to increase the fees or expenses payable by the fund except by a vote of a majority of the Board of Trustees of the Trust.

Management Fee.

For the services of FMR under the management contract, the fund pays FMR a monthly management fee at the annual rate of 0.025% of the fund's average net assets throughout the month. The management fee paid to FMR by the fund is reduced by an amount equal to the fees and expenses paid by the fund to the Independent Trustees.

The following table shows the amount of management fees paid by the fund for the past three fiscal years to its current manager and prior affiliated manager(s), if any, and the amount of credits reducing management fees.

Fund	Fiscal Years Ended August 31	Amount of Credits Reducing Management Fees	Management Fees Paid to Investment Adviser
Fidelity® U.S. Bond Index Fund	2021	$2,670	$14,114,481
	2020	$42,938	$12,003,267
	2019	$6,204	$10,218,863

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns and yield, and repayment of the reimbursement will decrease returns and yield.

Sub-Advisers - FMR UK, FMR H.K., and FMR Japan. On behalf of the fund, FMR has entered into sub-advisory agreements with FMR H.K. and FMR Japan. On behalf of the fund, FMR has entered into a sub-advisory agreement with FMR UK. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services). FMR, and not the fund, pays the sub-advisers.

Brandon Bettencourt is co-manager of Fidelity® U.S. Bond Index Fund and receives compensation for those services. Richard Munclinger is co-manager of Fidelity® U.S. Bond Index Fund and receives compensation for those services. As of August 31, 2021, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index (which may be a customized benchmark index developed by FMR) assigned to each fund or account, and (ii) the investment performance of other FMR taxable bond funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portion of each portfolio manager’s bonus that is linked to the investment performance of Fidelity® U.S. Bond Index Fund is based on the fund’s pre-tax investment performance relative to the performance of the fund's customized benchmark index. For the three-year period, the bonus takes into account a portfolio manager's performance in terms of their management of investment risk. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients’) respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FMR or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR’s and its affiliates’ client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.

A conflict of interest situation is presented when FMR or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FMR investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FMR for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FMR has adopted policies and procedures and maintains a compliance program designed to help manage such actual and potential conflicts of interest.

The following table provides information relating to other accounts managed by Mr. Bettencourt as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	27	14	3
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$154,176	$19,860	$669
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® U.S. Bond Index Fund ($59,728 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® U.S. Bond Index Fund beneficially owned by Mr. Bettencourt was $100,001 - $500,000.

The following table provides information relating to other accounts managed by Mr. Munclinger as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	27	14	3
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$154,176	$19,860	$669
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® U.S. Bond Index Fund ($59,728 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® U.S. Bond Index Fund beneficially owned by Mr. Munclinger was none.

PROXY VOTING GUIDELINES

Fidelity® Funds' Proxy Voting Guidelines

I. Introduction

These guidelines are intended to help Fidelity’s customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 70 years. In particular, these guidelines are animated by two fundamental principles: 1) putting first the long-term interests of our customers and fund shareholders; and 2) investing in companies that share our approach to creating value over the long-term. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.

In evaluating proxies, we recognize that companies can conduct themselves in ways that have important environmental and social consequences. While Fidelity always remains focused on maximizing long-term shareholder value, we also consider potential environmental, social and governance (ESG) impacts that we believe are material to individual companies and investing funds' investment objectives and strategies.

Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.

II. Board of Directors and Corporate Governance

Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders’ rights. The following general guidelines are intended to reflect these proxy voting principles.

A. Election of Directors

Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.

Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:

1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.

2. There are no women on the board or if a board of ten or more members has fewer than two women directors.

3. The director is a public company CEO who sits on more than two unaffiliated public company boards.

Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:

1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.

3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.

B. Contested Director Elections

On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds’ assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:

1. Management’s track record and strategic plan for enhancing shareholder value;

2. The long-term performance of the company compared to its industry peers; and

3. The qualifications of the shareholder’s and management’s nominees.

Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.

C. Cumulative Voting Rights

Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.

D. Classified Boards

A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board’s adoption of a classified board structure and support declassification of existing boards.

E. Independent Chairperson

In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.

F. Majority Voting in Director Elections

In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company’s board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.

G. Proxy Access

Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company’s proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company’s shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.

H. Indemnification of Directors and Officers

In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).

III. Compensation

Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.

A. Equity Compensation Plans

Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:

1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate (“burn rate”) considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.

2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.

3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

As to stock option plans, considerations include the following:

1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

2. Re-pricing: An “out-of-the-money” (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.

Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:

1. Whether the proposal excludes senior management and directors;

2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3. The company's relative performance compared to other companies within the relevant industry or industries;

4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.

B. Employee Stock Purchase Plans

These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing “best practices” in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.

IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote

Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:

- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;

- The alignment of executive compensation and company performance relative to peers; and

- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.

A. Compensation Committee

Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.

Fidelity will oppose the election of directors on the compensation committees if:

1. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.

2. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:

a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or

b) Adopted or extended a golden parachute.

B. Executive Severance Agreements

Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as “golden parachutes.” Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

V. Environmental and Social Issues

Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate environmental and social issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund's investment objective and strategies.

Fidelity generally considers management’s recommendation and current practice when voting on shareholder proposals concerning environmental or social issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Therefore, Fidelity may support shareholder proposals that request additional disclosures from companies regarding environmental or social issues, including where it believes that the proposed disclosures could provide meaningful information to the investment management process without unduly burdening the company. This means that Fidelity may support shareholder proposals calling for reports on sustainability, renewable energy, and environmental impact issues. Fidelity also may support proposals on issues in other areas, including but not limited to equal employment, board diversity and workforce diversity.

VI. Anti-Takeover Provisions and Shareholders Rights Plans

Fidelity generally will oppose a proposal to adopt an anti-takeover provision.

Anti-takeover provisions include:

- classified boards;

- “blank check” preferred stock (whose terms and conditions may be expressly determined by the company’s board, for example, with differential voting rights);

- golden parachutes;

- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);

- poison pills;

- restricting the right to call special meetings;

- provisions restricting the right of shareholders to set board size; and

- any other provision that eliminates or limits shareholder rights.

A. Shareholders Rights Plans (“poison pills”)

Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.

Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:

1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;

2. Is integral to a business strategy that is expected to result in greater value for the shareholders;

3. Requires shareholder approval to be reinstated upon expiration or if amended;

4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and

5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.

Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.

B. Shareholder Ability to Call a Special Meeting

Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.

C. Shareholder Ability to Act by Written Consent

Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.

D. Supermajority Shareholder Vote Requirement

Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

VII. Anti-Takeover Provisions and Director Elections

Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.

Fidelity will consider supporting the election of directors with respect to poison pills if:

- All of the poison pill’s features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.

- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.

- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

VIII. Capital Structure and Incorporation

These guidelines are designed to protect shareholders’ value in the companies in which the Fidelity funds invest. To the extent a company’s management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.

A. Increases in Common Stock

Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.

In the case of REITs, however, Fidelity will oppose a provision to increase the REIT’s authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.

B. Multi-Class Share Structures

Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

C. Incorporation or Reincorporation in another State or Country

Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

IX. Shares of Fidelity Funds, ETFs, or other non-Fidelity Mutual Funds and ETFs

When a Fidelity fund invests in an underlying Fidelity fund with public shareholders, an exchange traded fund (ETF), or fund that is not affiliated, Fidelity will vote in the same proportion as all other voting shareholders of the underlying fund (this is known as “echo voting”). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals.

X. Foreign Markets

Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.

XI. Securities on Loan

Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.

XII. Avoiding Conflicts of Interest

Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.

Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.

XIII. Conclusion

Since its founding more than 70 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.

Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.

Glossary

• Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.

- For a large-capitalization company, burn rate higher than 1.5%.

- For a small-capitalization company, burn rate higher than 2.5%.

- For a micro-capitalization company, burn rate higher than 3.5%.

• Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

• Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.

• Micro-capitalization company means a company with market capitalization under US $300 million.

• Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.

• Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

The fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved a Distribution and Service Plan with respect to shares of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows shares of the fund and/or FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.

The Plan adopted for the fund is described in the prospectus.

Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, the Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for shares of the fund.

Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by shares of the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

FDC or an affiliate may compensate, or upon direction make payments for certain retirement plan expenses to intermediaries. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, and other factors. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. Certain of the payments described above may be significant to an intermediary. As permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

The fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for providing recordkeeping and administrative services to plan participants or for providing other services to retirement plans. Please see "Transfer and Service Agent Agreements" in this statement of additional information (SAI) for more information.

FDC or an affiliate may also make payments to banks, broker-dealers and other service-providers (who may be affiliated with FDC) for distribution-related activities and/or shareholder services. If you have purchased shares of the fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund over others offered by competing fund families, or retirement plan sponsors may take these payments into account when deciding whether to include a fund as a plan investment option.

TRANSFER AND SERVICE AGENT AGREEMENTS

The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.

For providing transfer agency services, FIIOC receives no fees from the fund.

FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Fund shares may be owned by intermediaries for the benefit of their customers. In those instances, a fund may not maintain an account for shareholders, and some or all of the recordkeeping services for these accounts may be performed by third parties. FIIOC or an affiliate may make payments to intermediaries (including affiliates of FIIOC) for recordkeeping and other services.

Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the fund, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

In certain situations where FIIOC or an affiliate provides recordkeeping services to a retirement plan, payments may be made to pay for plan expenses. The amount of such payments may be based on investments in particular Fidelity® funds, or may be fixed for a given period of time. Upon direction, payments may be made to plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with the plan. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

The fund has entered into a service agent agreement with FSC, an affiliate of FMR (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives no fee from the fund.

FMR bears the cost of transfer agency services and pricing and bookkeeping services under the terms of its management contract with the fund.

SECURITIES LENDING

During the fiscal year, the securities lending agent, or the investment adviser (where the fund does not use a securities lending agent) monitors loan opportunities for the fund, negotiates the terms of the loans with borrowers, monitors the value of securities on loan and the value of the corresponding collateral, communicates with borrowers and the fund's custodian regarding marking to market the collateral, selects securities to be loaned and allocates those loan opportunities among lenders, and arranges for the return of the loaned securities upon the termination of the loan. Income and fees from securities lending activities for the fiscal year ended August 31, 2021, are shown in the following table:

Security Lending Activities	Fund(s)
Fidelity® U.S. Bond Index Fund
Gross income from securities lending activities	$467,509
Fees paid to securities lending agent from a revenue split	0
Administrative fees	0
Rebate (paid to borrower)	110,976
Other fees not included in the revenue split (lending agent fees to NFS)	35,757
Aggregate fees/compensation for securities lending activities	146,732
Net income from securities lending activities	320,777

A fund does not pay cash collateral management fees, separate indemnification fees, or other fees not reflected above.

DESCRIPTION OF THE TRUST

Trust Organization. Fidelity® U.S. Bond Index Fund is a fund of Fidelity Salem Street Trust, an open-end management investment company created under an initial declaration of trust dated September 5, 1984. The Trustees are permitted to create additional funds in the trust and to create additional classes of the fund.

The assets of the trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.

Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

Voting Rights. Each fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. The Bank of New York Mellon, 1 Wall Street, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies. From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR or an affiliate. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of the fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for the fund and provides other audit, tax, and related services.

FUND HOLDINGS INFORMATION

The fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.

The fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after month-end).

Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.

The fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of the fund’s portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of the fund.

FMR’s Disclosure Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity fund prior to such fund’s public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.

Disclosure of non-public portfolio holdings information for a Fidelity fund’s portfolio may only be provided pursuant to the guidelines below.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: the fund's trustees; the fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by the fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by FMR, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Standard & Poor's Ratings Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day); and Bloomberg, L.P. (full holdings daily, on the next business day).

FMR, its affiliates, or the fund will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the fund's SAI.

There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

FINANCIAL STATEMENTS

The fund's financial statements and financial highlights for the fiscal year ended August 31, 2021, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies (such as central funds or other underlying funds) in which the fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

APPENDIX

Fidelity and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

Fund/Class	Institutional Class
Fidelity® Conservative Income Bond Fund	FCNVX

Fund of Fidelity Salem Street Trust

STATEMENT OF  ADDITIONAL INFORMATION

October 30, 2021

This statement of additional information (SAI) is not a prospectus. Portions of the fund's annual report are incorporated herein. The annual report is supplied with this SAI.

To obtain a free additional copy of the prospectus or SAI, dated October 30, 2021, or an annual report, please call Fidelity at 1-800-544-8544 or visit Fidelity’s web site at www.fidelity.com.

FCV-I-PTB-1021
1.924097.113

245 Summer Street, Boston, MA 02210

INVESTMENT POLICIES AND LIMITATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING, SELLING, AND EXCHANGING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACT
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT AGREEMENTS
SECURITIES LENDING
DESCRIPTION OF THE TRUST
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are the fund's fundamental investment limitations set forth in their entirety.

Diversification

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Senior Securities

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

The fund may not borrow money, except that the fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and (ii) engage in reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33 1/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund will invest more than 25% of its total assets in the financial services industry.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Fidelity Management & Research Company LLC (FMR) looks through to the U.S. Government securities.

For purposes of the fund's concentration limitation discussed above, FMR deems the financial services industry to include the group of industries within the financial services sector.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in any Fidelity® money market central fund, FMR looks through to the holdings of the central fund.

For purposes of the fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.

Real Estate

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Short Sales

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts, options, and swaps are not deemed to constitute selling securities short.

Margin Purchases

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

In addition to the fund's fundamental and non-fundamental investment limitations discussed above:

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

The following pages contain more detailed information about types of instruments in which the fund may invest, techniques the fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. The fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, the fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.

On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "an adviser" or "the adviser" may relate to the fund's adviser or a sub-adviser, as applicable.

Affiliated Bank Transactions. A Fidelity® fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Collateralized Loan Obligations (CLO) are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses. For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO trust typically have higher ratings and lower yields than their underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by a fund as illiquid securities, however an active dealer market may exist allowing them to qualify for Rule 144A transactions.

Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity® funds and other advisory clients only) shares of Fidelity® central funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity® funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees. The investment results of the portions of a Fidelity® fund's assets invested in the central funds will be based upon the investment results of those funds.

Commodity Futures Trading Commission (CFTC) Notice of Exclusion. The Adviser, on behalf of the Fidelity® fund to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. However, the CFTC has adopted certain rule amendments that significantly affect the continued availability of this exclusion, and may subject advisers to funds to regulation by the CFTC. As of the date of this SAI, the adviser does not expect to register as a CPO of the fund. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.

Disruption to Financial Markets and Related Government Intervention. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of events such as the 2008 economic downturn led the U.S. Government and other governments to take a number of then-unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments in unpredictable ways.

Similarly, widespread disease including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent a fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact a fund's ability to achieve its investment objective, and (iii) may exacerbate the risks discussed elsewhere in a fund’s registration statement, including political, social, and economic risks.

The value of a fund's portfolio is also generally subject to the risk of future local, national, or global economic or natural disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it remains uncertain that the U.S. Government or foreign governments will intervene in response to current or future market disturbances and the effect of any such future intervention cannot be predicted.

Dollar-Weighted Average Maturity is derived by multiplying the value of each security by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

Under certain circumstances, a fund may invest in nominally long-term securities that have maturity shortening features of shorter-term securities, and the maturities of these securities may be deemed to be earlier than their ultimate maturity dates by virtue of an existing demand feature or an adjustable interest rate. Under other circumstances, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. The maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

Duration is a measure of a bond's price sensitivity to a change in its yield. For example, if a bond has a 5-year duration and its yield rises 1%, the bond's value is likely to fall about 5%. Similarly, if a bond fund has a 5-year average duration and the yield on each of the bonds held by the fund rises 1%, the fund's value is likely to fall about 5%. For funds with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance will likely differ from the example.

Exposure to Foreign and Emerging Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, a fund's adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Funds of Funds and Other Large Shareholders. Certain Fidelity® funds and accounts (including funds of funds) invest in other funds ("underlying funds") and, as a result, may at times have substantial investments in one or more underlying funds.

An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund's shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund's shares.

When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time.

Fund's Rights as an Investor. Fidelity® funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. A fund's proxy voting guidelines are included in its SAI.

Futures. The success of any strategy involving futures depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies.

The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). In addition, some currently available futures contracts are based on Eurodollars. Positions in Eurodollar futures reflect market expectations of forward levels of three-month London Interbank Offered Rate (LIBOR) rates. Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant, when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's net asset value per share (NAV). The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the futures commission merchant of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the futures commission merchant's other customers, potentially resulting in losses to the fund. A fund is also required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Hybrid and Preferred Securities. A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.

The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.

Illiquid Investments

means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund. Illiquid securities may include (1) repurchase agreements maturing in more than seven days without demand/redemption features, (2) OTC options and certain other derivatives, (3) private placements, (4) securities traded on markets and exchanges with structural constraints, and (5) loan participations.

Under the supervision of the Board of Trustees, a Fidelity® fund's adviser classifies the liquidity of the fund's investments and monitors the extent of funds’ illiquid investments.

Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.

Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment’s liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund’s investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.

Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.

On August 5, 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States one level to "AA+" from "AAA." While Standard & Poor's Ratings Services affirmed the United States' short-term sovereign credit rating as "A-1+," there is no guarantee that Standard & Poor's Ratings Services will not decide to lower this rating in the future. Standard & Poor's Ratings Services stated that its decision was prompted by its view on the rising public debt burden and its perception of greater policymaking uncertainty. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by Standard & Poor's Ratings Services decisions to downgrade the long-term sovereign credit rating of the United States.

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.

Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Insolvency of Issuers, Counterparties, and Intermediaries.

Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.

As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.

If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a Fidelity® fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A Fidelity® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Low or Negative Yielding Securities. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including Japan and some European countries, are at or near historically low levels. Japan and those European countries have, from time to time, experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk for the markets as a whole and for the funds. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent a fund is exposed to such interest rates.

Money Market Securities are high-quality, short-term obligations. Money market securities may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a fund.

Mortgage Securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

On June 3, 2019, under the Federal Housing Finance Agency’s “Single Security Initiative”, Fannie Mae and Freddie Mac will start issuing uniform mortgage-backed securities (UMBS). UMBS will be eligible for delivery into the To-Be-Announced (TBA) market. Each UMBS will have a 55-day remittance cycle and can be used as collateral in either a Fannie Mae® or Freddie Mac® security or held for investment. Freddie Mac’s legacy TBA-eligible securities have a 45-day remittance cycle and will not be directly eligible for delivery in settlement of a UMBS trade. Freddie Mac will offer investors the opportunity to exchange outstanding legacy mortgage-backed securities for mirror UMBS with a 55-day remittance period. The exchange offer includes compensation for the 10-day delay in receipt of payments. A fund’s ability to invest in UMBS to the same degree that the fund currently invests in Fannie Mae and Freddie Mac mortgage-backed securities is uncertain.

While Fannie Mae and Freddie Mac have taken steps for a smooth transition to the issuance of UMBS, the effects of the issuance of UMBS on the mortgage-backed securities and TBA markets are uncertain and there may be factors that affect the timing of the transition to UMBS or the ability of market participants, including a fund, to adapt to the issuance of UMBS. A fund may need to consider the tax and accounting issues raised by investments in UMBS and/or the exchange of legacy Freddie Mac securities for UMBS. Additionally, there could be divergence in prepayment rates of UMBS issued by Fannie Mae and Freddie Mac, which could lead to differences in the prices of Fannie Mae- and Freddie Mac-issued UMBS if Fannie Mae and Freddie Mac fail to align programs, policies and practices that affect prepayments.

The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

A fund may seek to earn additional income by using a trading strategy (commonly known as "mortgage dollar rolls" or "reverse mortgage dollar rolls") that involves selling (or buying) mortgage securities, realizing a gain or loss, and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities that are permissible investments for the fund. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction, a fund is entitled to interest and principal payments on the securities purchased. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

Municipal Securities are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be issued in anticipation of future revenues and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The value of some or all municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders. A municipal security may be owned directly or through a participation interest.

Put Features entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.

Real Estate Investment Trusts (REITs). REITs issue debt securities to fund the purchase and/or development of commercial properties. The value of these debt securities may be affected by changes in the value of the underlying property owned by the trusts, the creditworthiness of the trusts, interest rates, and tax and regulatory requirements. REITs are dependent upon management skill and the cash flow generated by the properties owned by the trusts. REITs are at the risk of the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.

Restricted Securities (including Private Placements) are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities, including private placements of private and public companies, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage.

Securities Lending. A Fidelity® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate, National Financial Services LLC (NFS). Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity® fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.

The Fidelity® funds have retained agents, including NFS, an affiliate of the funds, to act as securities lending agent. If NFS acts as securities lending agent for a fund, it is subject to the overall supervision of the fund’s adviser, and NFS will administer the lending program in accordance with guidelines approved by the fund’s Trustees.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies,

including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.

A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, the Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.

Special Purpose Acquisition Companies (“SPACs”). A fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool money to seek potential acquisition opportunities. SPACs are collective investment structures formed to raise money in an initial public offering for the purpose of merging with or acquiring one or more operating companies (the “de-SPAC Transaction”). Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. In connection with a de-SPAC Transaction, the SPAC may complete a PIPE (private investment in public equity) offering with certain investors. A fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its de-SPAC Transaction.

Because SPACs do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. An investment in a SPAC is subject to a variety of risks, including that (i) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (ii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (iii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; (iv) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the fund believes is the SPAC interest’s intrinsic value; (v) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of shareholders; (vi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (vii) the warrants or other rights with respect to the SPAC held by a fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (viii) a fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; and (ix) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction.

Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold, but only pursuant to an effective registration statement or other exemption from registration. The securities issued by a SPAC, which are typically traded either in the over-the-counter market or on an exchange, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.

Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

Temporary Defensive Policies. Fidelity® Conservative Income Bond Fund reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.

Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.

If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the fund when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank account overnight. Any risks associated with such an account are investment risks of the fund. The fund faces the risk of loss of these balances if the bank becomes insolvent.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality, sometimes subject to a cap or floor on such rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. For purposes of determining the maximum maturity of a variable or floating rate security, a fund's adviser may take into account normal settlement periods.

In addition to other interbank offered rates (IBORs), the most common benchmark rate for floating rate securities is LIBOR, which is the rate of interest offered on short-term interbank deposits, as determined by trading between major international banks. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other IBORs were susceptible to manipulation. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of U.S. dollar overnight borrowings) and the Sterling Overnight Index Average rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). In March 2021, the United Kingdom’s Financial Conduct Authority and ICE Benchmark Authority formally announced the dates after which the LIBORs will no longer be representative and subsequently cease publication. Certain LIBOR settings will cease publication after the end of 2021. However, the publication of certain other LIBOR settings will continue through at least mid-2023. While various regulators and industry bodies are working globally on transitioning to alternative rates, there remains uncertainty regarding the future utilization of the IBORs and the transition to, and the nature of, replacement rates. As such, the effect of a transition away from the IBORs on a fund and the financial instruments in which it invests cannot yet be determined, and may depend on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts; (ii) the effect of new legislation relating to the discontinuation of LIBOR and the use of replacement rates, and (iii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Such transition may result in a reduction in the value of IBOR-based instruments held by a fund, a reduction in the effectiveness of certain hedging transactions and increased illiquidity and volatility in markets that currently rely on an IBOR to determine interest rates, any of which could adversely impact the fund’s performance.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

Under the Federal Housing Finance Agency’s “Single Security Initiative” intended to maximize liquidity for both Fannie Mae and Freddie Mac mortgage-backed securities in the TBA market, Fannie Mae and Freddie Mac expect to start issuing UMBS in place of their current separate offerings of TBA-eligible mortgage-backed securities. The effects of the issuance of UMBS on the TBA market are uncertain.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.

Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund’s service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund’s manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

While a fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

PORTFOLIO TRANSACTIONS

Orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Fidelity Management & Research Company LLC (FMR or the Adviser) pursuant to authority contained in the management contract. To the extent that the Adviser grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section. Furthermore, the sub-adviser's trading and associated policies, which may differ from the Adviser's policies, may apply to that fund, subject to applicable law.

The Adviser or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

The fund will not incur any commissions or sales charges when it invests in shares of mutual funds (including any underlying central funds), but it may incur such costs when it invests directly in other types of securities.

Purchases and sales of equity securities on a securities exchange or over-the-counter (OTC) are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.

The Trustees of the fund periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

The Selection of Securities Brokers and Dealers

The Adviser or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) to place or execute the fund’s portfolio securities transactions. In selecting brokers, including affiliates of the Adviser, to execute the fund’s portfolio securities transactions, the Adviser or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to the Adviser’s or its affiliates’ overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund’s portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, the Adviser or its affiliates may choose to execute an order using ECNs, including broker-sponsored algorithms, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors include, but are not limited to, the following: price; costs; the size, nature and type of the order; the speed of execution; financial condition and reputation of the broker; broker specific considerations (e.g.; not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader’s assessment of whether and how closely the broker likely will follow the trader’s instructions to the broker; confidentiality and the potential for information leakage; the nature or existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.

In seeking best execution for portfolio securities transactions, the Adviser or its affiliates may from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. The Adviser or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. Occasionally the Adviser or its affiliates execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of the Adviser or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. The Adviser or its affiliates execute futures transactions verbally and electronically.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of the Adviser) that execute transactions for a fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to the Adviser or its affiliates.

Research Products and Services. These products and services may include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in video and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. The Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement the Adviser's or its affiliates' own research activities in providing investment advice to the fund.

Execution Services. In addition, when permissible under applicable law, brokerage and research products and services include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. Although the Adviser or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they may use commission dollars to obtain certain products or services that are not used exclusively in the Adviser's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, the Adviser or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").

Benefit to the Adviser. The Adviser's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. Therefore, an economic incentive exists for the Adviser or its affiliates to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on the Adviser’s or its affiliates’ funds interest in receiving most favorable execution. The Adviser and its affiliates manage the receipt of brokerage and research products and services and the potential for conflicts through its Commission Uses Program. The Commission Uses Program effectively “unbundles” commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. Those brokers have client commission arrangements (each a CCA) in place with the Adviser and its affiliates (each of those brokers referred to as CCA brokers). In selecting brokers for executing transactions on behalf of the fund, the trading desks through which the Adviser or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the CCA broker provides. Commissions paid to a CCA broker include both an execution commission and a research charge, and while the CCA broker receives the entire commission, it retains the execution commission and either credits or transmits the research portion (also known as “soft dollars,”) to a CCA pool maintained by each CCA broker. Soft dollar credits (credits) accumulated in CCA pools are used to pay research expenses. In some cases, the Adviser or its affiliates may request that a broker which is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid with credits from the CCA pool. The administration of brokerage and research products and services is managed separately from the trading desks, and traders have no responsibility for administering the research program, including the payment for research. The Adviser or its affiliates may use a third-party aggregator to facilitate payments to research providers. Where an aggregator is involved, the aggregator would maintain credits in an account that is segregated from the aggregator’s proprietary assets and the assets of its other clients and use those credits to pay research providers as instructed by the Adviser or its affiliates. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that the Adviser or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to the Adviser or its affiliates or have no explicit cost associated with them. In addition, the Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker’s overall services.

The Adviser's Decision-Making Process. In connection with the allocation of fund brokerage, the Adviser or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to the Adviser or its affiliates, viewed in terms of the particular transaction for the fund or the Adviser's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which the Adviser or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with the fund's brokerage may not benefit all funds and certain funds may receive the benefit of the brokerage and research product or services obtained with other funds’ commissions. As required under applicable laws or fund policy, commissions generated by certain funds may only be used to obtain certain brokerage and research products and services. As a result, certain funds may pay more proportionately of certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each fund continues to be allocated equitably. While the Adviser or its affiliates take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither the Adviser, its affiliates, nor the fund incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, for funds managed by the Adviser or its affiliates outside of the European Union or the United Kingdom, these brokerage and research products and services assist the Adviser or its affiliates in terms of their overall investment responsibilities to the fund or any other investment companies and investment accounts for which the Adviser or its affiliates may have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by the Adviser or its affiliates, and not every fund or investment account uses the brokerage and research products and services that may have been acquired through that fund’s commissions.

Research Contracts. The Adviser or its affiliates have arrangements with certain third-party research providers and brokers through whom the Adviser or its affiliates effect fund trades, whereby the Adviser or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, the Adviser or its affiliates may still cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to the Adviser or its affiliates, or that may be available from another broker. The Adviser's or its affiliates' determination to pay for research products and services separately is wholly voluntary on the Adviser's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Funds Managed within the European Union. The Adviser and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as “MiFID II”, as implemented in the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the FCA), where applicable.

Funds, or portions thereof, that are managed within the United Kingdom by FMR Investment Management (UK) Limited (FMR UK) use research payment accounts (RPAs) to cover costs associated with equity and high income external research that is consumed by those funds or investment accounts in accordance with MiFID II and FCA regulations. With RPAs, funds pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission1. For funds that use an RPA, FMR UK establishes a research budget. The budget is set by first grouping funds or investment accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union or the United Kingdom. In this regard, research budgets are set by research needs and are not otherwise linked to the volume or value of transactions executed on behalf of the fund or investment account. For funds where portions are managed both within and outside of the United Kingdom, external research may be paid using both a CCA and an RPA. Determinations of what is eligible research and how costs are allocated are made in accordance with the Adviser’s and its affiliates’ policies and procedures. Costs for research consumed by funds that use an RPA will be allocated among the funds or investment accounts within defined strategies pro rata based on the assets under management for each fund or investment account. While the research charge paid on behalf of any one fund that uses an RPA varies over time, the overall research charge determined at the fund level on an annual basis will not be exceeded.

FMR UK is responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets will be maintained in accounts at a third-party depository institution, held in the name of FMR UK. FMR UK provides on request, a summary of: (i) the providers paid from the RPA; (ii) the total amount they were paid over a defined period; (iii) the benefits and services received by FMR UK; and (iv) how the total amount spent from the RPA compares to the research budget set for that period, noting any rebate or carryover if residual funds remain in the RPA.

Impacted funds, like those funds that participate in CCA pools, may make payments to a broker that include both an execution commission and a research charge, but unlike CCAs (for which research charges may be retained by the CCA broker and credited to the CCA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA are used to satisfy external research costs consumed by the funds.

If the costs of paying for external research exceed the amount initially agreed in relation to funds in a given strategy, the Adviser or its affiliates may continue to charge those funds or investment accounts beyond the initially agreed amount in accordance with MiFID II, continue to acquire external research for the funds or investment accounts using its own resources, or cease to purchase external research for those funds or investment accounts until the next annual research budget. If assets for specific funds remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year’s research charges for those funds or rebated to those funds.

Funds managed by FMR UK that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FMR UK and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMR UK portfolio managers that manage fixed income funds or investment accounts in any manner inconsistent with MiFID II and FCA regulations.

1The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would be permissible under Section 28(e) of the Securities Exchange Act of 1934 by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage products and services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered "commissions" for Section 28(e) purposes.

Commission Recapture

From time to time, the Adviser or its affiliates engages in brokerage transactions with brokers (who are not affiliates of the Adviser) who have entered into arrangements with the Adviser or its affiliates under which the broker may rebate a portion of the compensation paid by a fund (commission recapture). Not all brokers with whom the fund trades have been asked to participate in brokerage commission recapture.

Affiliated Transactions

The Adviser or its affiliates place trades with certain brokers, including NFS, through its Fidelity Capital Markets (FCM) division, and Luminex Trading & Analytics LLC (Luminex), with whom they are under common control or otherwise affiliated, provided the Adviser or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the fund and subject to other applicable law. In addition, from time to time, the Adviser or its affiliates place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent.

Trades may be executed through alternative trading systems or national securities exchanges in which the Adviser or its affiliates have an interest. Any decision to execute a trade through an alternative trading system or exchange in which the Adviser or its affiliates have an interest would be made in accordance with applicable law, including best execution obligations. For trades placed on such a system or exchange, not limited to ones in which the Adviser or its affiliates may have an ownership interest, the Adviser or its affiliates may benefit in the form of increased valuation(s) of its equity interest, where it has an ownership interest, or other remuneration, including rebates.

The Trustees of the fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

Non-U.S. Securities Transactions

To facilitate trade settlement and related activities in non-U.S. securities transactions, the Adviser or its affiliates effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions are effected on behalf of funds by parties other than the Adviser or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.

Trade Allocation

Although the Trustees and officers of the fund are substantially the same as those of certain other Fidelity® funds, investment decisions for the fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by the Adviser to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.

Commissions Paid A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

The following table shows the fund's portfolio turnover rate for the fiscal periods ended August 31, 2021 and 2020. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Adviser's investment outlook.

Turnover Rates	2021	2020
Fidelity® Conservative Income Bond Fund	62%	56%

During the fiscal year ended August 31, 2021, the fund held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by the fund as of the fiscal year ended August 31, 2021.

Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
Fidelity® Conservative Income Bond Fund	Bank of America Corp.	$ 226,208,729
	Barclays PLC	$ 100,995,025
	Citigroup, Inc.	$ 190,951,122
	Goldman Sachs Group, Inc.	$ 230,798,084
	JPMorgan Chase & Co.	$ 185,666,348
	Morgan Stanley	$ 212,446,416
	Royal Bank of Canada	$ 70,359,037

For the fiscal years ended August 31, 2021, 2020, and 2019, the fund paid no brokerage commissions.

During the fiscal year ended August 31, 2021, the fund paid no brokerage commissions to firms for providing research or brokerage services.

During the twelve-month period ended June 30, 2021, the fund did not allocate brokerage commissions to firms for providing research or brokerage services.

VALUATION

The NAV is the value of a single share. NAV is computed by adding a class's pro rata share of the value of a fund's investments, cash, and other assets, subtracting the class's pro rata share of the fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding.

The Board of Trustees has ultimate responsibility for pricing, but has delegated day-to-day valuation responsibilities to FMR. FMR has established the FMR Fair Value Committee (the Committee) to fulfill these responsibilities.

Shares of open-end investment companies (including any underlying central funds) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies.

Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying central fund, are valued as follows:

Most equity securities are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.

Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.

Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.

Prices described above are obtained from pricing services that have been approved by the Board of Trustees. A number of pricing services are available and the funds may use more than one of these services. The funds may also discontinue the use of any pricing service at any time. The fund's adviser engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.

Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.

Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading.

In determining the fair value of a private placement security for which market quotations are not available, the Committee generally applies one or more valuation methods including the market approach, income approach and cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The fund's adviser reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the fund’s investments and ratifies the fair value determinations of the Committee.

BUYING, SELLING, AND EXCHANGING INFORMATION

The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the class's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.

The fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. The fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES

Dividends. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders or the long-term capital gains tax rates available to individuals. Short-term capital gains are taxable at ordinary income tax rates. A portion of the fund's dividends may be exempt from state and local taxation to the extent that they are derived from certain U.S. Government securities and meet certain requirements. Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).

Capital Gain Distributions. Unless your shares of the fund are held in a tax-advantaged retirement plan, the fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

Returns of Capital. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold in taxable accounts.

Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by the fund with respect to foreign securities held directly by the fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by the fund. Because the fund does not currently anticipate that securities of foreign issuers or underlying regulated investment companies will constitute more than 50% of its total assets at the end of its fiscal year, or fiscal quarter, respectively, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 178 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

* Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Standing Committees of the Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has four standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Kenneally currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates, including matters involving potential claims of one or more funds (e.g. for reimbursements of expenses or losses) against FMR, and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds' Chief Compliance Officer (CCO). The committee (i) serves as a primary point of contact (generally after the Independent Trustee who serves as a liaison for the CCO) for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO's compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO. During the fiscal year ended August 31, 2021, the committee held 12 meeting(s).

The Audit Committee is composed of all of the Independent Trustees, with Ms. Acton currently serving as Chair. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair or a majority of committee members. The committee meets separately, at least annually, with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds' outside auditors, and with the funds' CCO. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process from the funds' Treasurer and outside auditors and will oversee the resolution of any disagreements concerning financial reporting among applicable parties. The committee will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' outside auditor, internal audit personnel of FMR LLC and legal counsel, as appropriate, matters related to the audits of the funds' financial statements. The committee will discuss regularly and oversee the review of the internal controls of the funds and their service providers with respect to accounting, financial matters and risk management programs related to the funds. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended August 31, 2021, the committee held four meeting(s).

The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Murray currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee reviews and approves annually Fair Value Committee Policies recommended by the FMR Fair Value Committee and oversees particular valuations or fair valuation methodologies employed by the FMR Fair Value Committee as circumstances may require. The Committee also reviews actions taken by the FMR Fair Value Committee. The Committee does not oversee the day-to-day operational aspects of the valuation and calculation of the net asset value of the funds, which have been delegated to the FMR Fair Value Committee and Fidelity Service Company, Inc. (FSC). During the fiscal year ended August 31, 2021, the committee held six meeting(s).

The Governance and Nominating Committee is composed of Messrs. Kenneally (Chair) and Gartland (Vice Chair), and Ms. Acton. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It monitors the performance of legal counsel employed by both the funds and the Independent Trustees. The committee will engage and oversee any counsel utilized by the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee also approves Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee oversees compliance with the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee reviews the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "recommended practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended August 31, 2021, the committee held ten meeting(s).

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2020.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	JonathanChiel	Abigail P.Johnson	JenniferToolin McAuliffe
Fidelity® Conservative Income Bond Fund	$50,001 - $100,000	over $100,000	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000

Independent Trustees
DOLLAR RANGE OF FUND SHARES	Elizabeth S.Acton	Ann E.Dunwoody	JohnEngler	Robert F.Gartland
Fidelity® Conservative Income Bond Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Arthur E.Johnson	Michael E.Kenneally	Marie L.Knowles	Mark A.Murray
Fidelity® Conservative Income Bond Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended August 31, 2021, or calendar year ended December 31, 2020, as applicable.

Compensation Table(1)
AGGREGATE COMPENSATION FROM A FUND	Elizabeth S.Acton	Ann E.Dunwoody	JohnEngler	Robert F.Gartland
Fidelity® Conservative Income Bond Fund(2)	$2,400	$2,213	$2,213	$2,282
TOTAL COMPENSATION FROM THE FUND COMPLEX(3)	$513,000	$471,500	$471,500	$484,000
AGGREGATE COMPENSATION FROM A FUND	Robert W.Helm(4)	Arthur E.Johnson	Michael E.Kenneally	Marie L.Knowles
Fidelity® Conservative Income Bond Fund(2)	$458	$2,750	$2,516	$2,356
TOTAL COMPENSATION FROM THE FUND COMPLEX(3)	--	$584,000	$534,000	$498,500
AGGREGATE COMPENSATION FROM A FUND	Mark A.Murray
Fidelity® Conservative Income Bond Fund(2)	$2,213
TOTAL COMPENSATION FROM THE FUND COMPLEX(3)	$471,500

(1) Jonathan Chiel, Abigail P. Johnson, and Jennifer Toolin McAuliffe are interested persons and are compensated by Fidelity.

(2) Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Elizabeth S. Acton, $485; Ann E. Dunwoody, $1,187; Robert F. Gartland, $809; Robert W. Helm, $432; and Mark A. Murray, $1,187.

(3) Reflects compensation received for the calendar year ended December 31, 2020 for 280 funds of 31 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Elizabeth S. Acton, $120,000; Ann E. Dunwoody, $245,099; Robert F. Gartland, $180,000; Michael E. Kenneally $120,000; and Mark A. Murray, $245,099.

(4) Mr. Helm serves as a Member of the Advisory Board of Fidelity Salem Street Trust effective June 1, 2021.

As of August 31, 2021, the Trustees, Members of the Advisory Board (if any), and officers of the fund owned, in the aggregate, less than 1% of each class's total outstanding shares, with respect to the fund.

As of August 31, 2021, the following owned of record and/or beneficially 5% or more of the outstanding shares:

Fund or Class Name	Owner Name	City	State	Ownership %
Fidelity® Conservative Income Bond Fund - Institutional Class	STATE OF NEW HAMPSHIRE	CONCORD	NH	5.32%

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, FMR UK, Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

FMR, FMR UK, FMR H.K., FMR Japan, Fidelity Distributors Company LLC (FDC), and the fund have adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees' fiduciary responsibilities regarding the fund, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the code of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.

MANAGEMENT CONTRACT

The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and compensates all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. Under the terms of the fund's management contract, FMR is responsible for payment of all operating expenses of the fund with the exception of the following: interest, taxes, costs in connection with the purchase or sale of securities and other investment instruments, fees and expenses of the Independent Trustees, transfer agent fees and other expenses allocable at the class level, and such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. The fund shall pay its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable.

Management Fee.

For the services of FMR under the management contract, the fund pays FMR a monthly management fee at the annual rate of 0.30% of the fund's average net assets throughout the month.

The following table shows the amount of management fees paid by the fund for the past three fiscal years to its current manager and prior affiliated manager(s), if any.

Fund	Fiscal Years Ended August 31	Management Fees Paid to Investment Adviser
Fidelity® Conservative Income Bond Fund	2021	$24,053,298
	2020	$37,148,841
	2019	$34,028,654

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns and yield, and repayment of the reimbursement will decrease returns and yield.

Sub-Advisers - FMR UK, FMR H.K., and FMR Japan. On behalf of the fund, FMR has entered into sub-advisory agreements with FMR H.K. and FMR Japan. On behalf of the fund, FMR has entered into a sub-advisory agreement with FMR UK. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services). FMR, and not the fund, pays the sub-advisers.

David DeBiase is co-manager of Fidelity® Conservative Income Bond Fund and receives compensation for those services. Robert Galusza is co-manager of Fidelity® Conservative Income Bond Fund and receives compensation for those services. Julian Potenza is co-manager of Fidelity® Conservative Income Bond Fund and receives compensation for those services. As of August 31, 2021, portfolio manager compensation generally consists of a base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager’s base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other FMR taxable bond funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portion of each portfolio manager’s bonus that is linked to the investment performance of Fidelity® Conservative Income Bond Fund is based on the pre-tax investment performance of the fund measured against the Bloomberg U.S. 3-6 Month Treasury Bill Index. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

Maura Walsh is co-manager of Fidelity® Conservative Income Bond Fund and receives compensation for those services. As of August 31, 2021, portfolio manager compensation generally consists of a base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager’s compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager’s base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index or within a custom peer group assigned to each fund or account, and (ii) the investment performance of FMR taxable money market funds and accounts. The pre-tax investment performance of the portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index or rolling periods of up to three years for the comparison to a custom peer group. A smaller, subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portion of the portfolio manager’s bonus that is linked to the investment performance of Fidelity® Conservative Income Bond Fund is based on the pre-tax investment performance of the fund measured against the Bloomberg U.S. 3-6 Month Treasury Bill Index. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients’) respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FMR or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR’s and its affiliates’ client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.

A conflict of interest situation is presented when FMR or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FMR investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FMR for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FMR has adopted policies and procedures and maintains a compliance program designed to help manage such actual and potential conflicts of interest.

The following table provides information relating to other accounts managed by Mr. DeBiase as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	12	6	49
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$29,374	$3,006	$45,591
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Conservative Income Bond Fund ($7,381 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Conservative Income Bond Fund beneficially owned by Mr. DeBiase was none.

The following table provides information relating to other accounts managed by Mr. Galusza as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	12	6	52
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$29,374	$3,006	$46,369
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Conservative Income Bond Fund ($7,381 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Conservative Income Bond Fund beneficially owned by Mr. Galusza was none.

The following table provides information relating to other accounts managed by Mr. Potenza as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	12	6	48
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$29,374	$3,006	$45,648
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Conservative Income Bond Fund ($7,381 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Conservative Income Bond Fund beneficially owned by Mr. Potenza was $100,001 - $500,000.

The following table provides information relating to other accounts managed by Ms. Walsh as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	1	1
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$164,825	$2,436	$762
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Conservative Income Bond Fund ($7,381 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Conservative Income Bond Fund beneficially owned by Ms. Walsh was $50,001 - $100,000.

PROXY VOTING GUIDELINES

Fidelity® Funds' Proxy Voting Guidelines

I. Introduction

These guidelines are intended to help Fidelity’s customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 70 years. In particular, these guidelines are animated by two fundamental principles: 1) putting first the long-term interests of our customers and fund shareholders; and 2) investing in companies that share our approach to creating value over the long-term. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.

In evaluating proxies, we recognize that companies can conduct themselves in ways that have important environmental and social consequences. While Fidelity always remains focused on maximizing long-term shareholder value, we also consider potential environmental, social and governance (ESG) impacts that we believe are material to individual companies and investing funds' investment objectives and strategies.

Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.

II. Board of Directors and Corporate Governance

Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders’ rights. The following general guidelines are intended to reflect these proxy voting principles.

A. Election of Directors

Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.

Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:

1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.

2. There are no women on the board or if a board of ten or more members has fewer than two women directors.

3. The director is a public company CEO who sits on more than two unaffiliated public company boards.

Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:

1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.

3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.

B. Contested Director Elections

On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds’ assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:

1. Management’s track record and strategic plan for enhancing shareholder value;

2. The long-term performance of the company compared to its industry peers; and

3. The qualifications of the shareholder’s and management’s nominees.

Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.

C. Cumulative Voting Rights

Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.

D. Classified Boards

A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board’s adoption of a classified board structure and support declassification of existing boards.

E. Independent Chairperson

In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.

F. Majority Voting in Director Elections

In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company’s board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.

G. Proxy Access

Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company’s proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company’s shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.

H. Indemnification of Directors and Officers

In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).

III. Compensation

Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.

A. Equity Compensation Plans

Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:

1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate (“burn rate”) considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.

2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.

3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

As to stock option plans, considerations include the following:

1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

2. Re-pricing: An “out-of-the-money” (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.

Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:

1. Whether the proposal excludes senior management and directors;

2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3. The company's relative performance compared to other companies within the relevant industry or industries;

4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.

B. Employee Stock Purchase Plans

These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing “best practices” in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.

IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote

Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:

- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;

- The alignment of executive compensation and company performance relative to peers; and

- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.

A. Compensation Committee

Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.

Fidelity will oppose the election of directors on the compensation committees if:

1. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.

2. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:

a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or

b) Adopted or extended a golden parachute.

B. Executive Severance Agreements

Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as “golden parachutes.” Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

V. Environmental and Social Issues

Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate environmental and social issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund's investment objective and strategies.

Fidelity generally considers management’s recommendation and current practice when voting on shareholder proposals concerning environmental or social issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Therefore, Fidelity may support shareholder proposals that request additional disclosures from companies regarding environmental or social issues, including where it believes that the proposed disclosures could provide meaningful information to the investment management process without unduly burdening the company. This means that Fidelity may support shareholder proposals calling for reports on sustainability, renewable energy, and environmental impact issues. Fidelity also may support proposals on issues in other areas, including but not limited to equal employment, board diversity and workforce diversity.

VI. Anti-Takeover Provisions and Shareholders Rights Plans

Fidelity generally will oppose a proposal to adopt an anti-takeover provision.

Anti-takeover provisions include:

- classified boards;

- “blank check” preferred stock (whose terms and conditions may be expressly determined by the company’s board, for example, with differential voting rights);

- golden parachutes;

- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);

- poison pills;

- restricting the right to call special meetings;

- provisions restricting the right of shareholders to set board size; and

- any other provision that eliminates or limits shareholder rights.

A. Shareholders Rights Plans (“poison pills”)

Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.

Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:

1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;

2. Is integral to a business strategy that is expected to result in greater value for the shareholders;

3. Requires shareholder approval to be reinstated upon expiration or if amended;

4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and

5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.

Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.

B. Shareholder Ability to Call a Special Meeting

Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.

C. Shareholder Ability to Act by Written Consent

Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.

D. Supermajority Shareholder Vote Requirement

Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

VII. Anti-Takeover Provisions and Director Elections

Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.

Fidelity will consider supporting the election of directors with respect to poison pills if:

- All of the poison pill’s features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.

- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.

- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

VIII. Capital Structure and Incorporation

These guidelines are designed to protect shareholders’ value in the companies in which the Fidelity funds invest. To the extent a company’s management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.

A. Increases in Common Stock

Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.

In the case of REITs, however, Fidelity will oppose a provision to increase the REIT’s authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.

B. Multi-Class Share Structures

Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

C. Incorporation or Reincorporation in another State or Country

Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

IX. Shares of Fidelity Funds, ETFs, or other non-Fidelity Mutual Funds and ETFs

When a Fidelity fund invests in an underlying Fidelity fund with public shareholders, an exchange traded fund (ETF), or fund that is not affiliated, Fidelity will vote in the same proportion as all other voting shareholders of the underlying fund (this is known as “echo voting”). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals.

X. Foreign Markets

Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.

XI. Securities on Loan

Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.

XII. Avoiding Conflicts of Interest

Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.

Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.

XIII. Conclusion

Since its founding more than 70 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.

Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.

Glossary

• Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.

- For a large-capitalization company, burn rate higher than 1.5%.

- For a small-capitalization company, burn rate higher than 2.5%.

- For a micro-capitalization company, burn rate higher than 3.5%.

• Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

• Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.

• Micro-capitalization company means a company with market capitalization under US $300 million.

• Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.

• Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

The fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved a Distribution and Service Plan on behalf of Institutional Class of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows shares of the fund and/or FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.

The Plan adopted for the class of the fund is described in the prospectus.

Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, the Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for shares of the fund.

Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit Institutional Class of the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by shares of the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

FDC or an affiliate may compensate, or upon direction make payments for certain retirement plan expenses to intermediaries. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, the placing of the fund on a preferred or recommended fund list, access to an intermediary's personnel, and other factors. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, assistance in training and educating the intermediaries' personnel, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. FDC anticipates that payments will be made to over a hundred intermediaries, including some of the largest broker-dealers and other financial firms, and certain of the payments described above may be significant to an intermediary. As permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

If you have purchased shares of the fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund or a share class over others offered by competing fund families, or retirement plan sponsors may take these payments into account when deciding whether to include a fund as a plan investment option.

TRANSFER AND SERVICE AGENT AGREEMENTS

The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.

For providing transfer agency services, FIIOC receives an asset-based fee, calculated and paid monthly on the basis of average daily net assets of shares of the fund, with respect to each position in the fund.

FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.

In addition, FIIOC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified tuition program (QTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate, and in each Fidelity Advisor Freedom® Fund, a fund of funds managed by FMR, according to the percentage of the QTP's or Fidelity Advisor Freedom® Fund's assets that is invested in the fund.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the fund, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

FIIOC or an affiliate may make networking payments out of its own resources to intermediaries who perform transactions for the fund through the National Securities Clearing Corporation (NSCC). NSCC, a wholly owned subsidiary of The Depository Trust & Clearing Corporation, provides centralized clearance, settlement, and information services for mutual funds and other financial services companies.

The fund has entered into a service agent agreement with FSC, an affiliate of FMR (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for the fund are 0.0259% of the first $500 million of average net assets, 0.0156% of average net assets between $500 million and $3.5 billion, 0.0041% of average net assets between $3.5 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.

FMR bears the cost of pricing and bookkeeping services under the terms of its management contract with the fund.

SECURITIES LENDING

During the fiscal year, the securities lending agent, or the investment adviser (where the fund does not use a securities lending agent) monitors loan opportunities for the fund, negotiates the terms of the loans with borrowers, monitors the value of securities on loan and the value of the corresponding collateral, communicates with borrowers and the fund's custodian regarding marking to market the collateral, selects securities to be loaned and allocates those loan opportunities among lenders, and arranges for the return of the loaned securities upon the termination of the loan. Income and fees from securities lending activities for the fiscal year ended August 31, 2021, are shown in the following table:

Security Lending Activities	Fund(s)
Fidelity® Conservative Income Bond Fund(1)
Gross income from securities lending activities	$0
Fees paid to securities lending agent from a revenue split	0
Administrative fees	0
Rebate (paid to borrower)	0
Other fees not included in the revenue split (lending agent fees to NFS)	0
Aggregate fees/compensation for securities lending activities	0
Net income from securities lending activities	0

(1) The fund did not lend securities during the year.

A fund does not pay cash collateral management fees, separate indemnification fees, or other fees not reflected above.

DESCRIPTION OF THE TRUST

Trust Organization. Fidelity® Conservative Income Bond Fund is a fund of Fidelity Salem Street Trust, an open-end management investment company created under an initial declaration of trust dated September 5, 1984. The Trustees are permitted to create additional funds in the trust and to create additional classes of the fund.

The assets of the trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the trust shall be allocated between or among any one or more of the funds or classes.

Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.

Voting Rights. Each fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York Mellon and JPMorgan Chase Bank, each headquartered in New York, also may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions. From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR or an affiliate. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of the fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, independent registered public accounting firm, and its affiliates, audits financial statements for the fund and provides other audit, tax, and related services.

FUND HOLDINGS INFORMATION

The fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.

The fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end.

Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.

The fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of the fund’s portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of the fund.

FMR’s Disclosure Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity fund prior to such fund’s public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.

Disclosure of non-public portfolio holdings information for a Fidelity fund’s portfolio may only be provided pursuant to the guidelines below.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: the fund's trustees; the fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by the fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by FMR, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Standard & Poor's Ratings Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day); and Bloomberg, L.P. (full holdings daily, on the next business day).

FMR, its affiliates, or the fund will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the fund's SAI.

There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

FINANCIAL STATEMENTS

The fund's financial statements and financial highlights for the fiscal year ended August 31, 2021, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies (such as central funds or other underlying funds) in which the fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

APPENDIX

Fidelity, Fidelity Investments & Pyramid Design, and Fidelity Advisor Freedom are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

Fund/Class	Ticker
Fidelity® Conservative Income Bond Fund/Fidelity® Conservative Income Bond Fund	FCONX

Fund of Fidelity Salem Street Trust

STATEMENT OF  ADDITIONAL INFORMATION

October 30, 2021

This statement of additional information (SAI) is not a prospectus. Portions of the fund's annual report are incorporated herein. The annual report is supplied with this SAI.

To obtain a free additional copy of the prospectus or SAI, dated October 30, 2021, or an annual report, please call Fidelity at 1-800-544-8544 or visit Fidelity’s web site at www.fidelity.com.

FCV-PTB-1021
1.924086.112

245 Summer Street, Boston, MA 02210

INVESTMENT POLICIES AND LIMITATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING, SELLING, AND EXCHANGING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACT
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT AGREEMENTS
SECURITIES LENDING
DESCRIPTION OF THE TRUST
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are the fund's fundamental investment limitations set forth in their entirety.

Diversification

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Senior Securities

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

The fund may not borrow money, except that the fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and (ii) engage in reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33 1/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund will invest more than 25% of its total assets in the financial services industry.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Fidelity Management & Research Company LLC (FMR) looks through to the U.S. Government securities.

For purposes of the fund's concentration limitation discussed above, FMR deems the financial services industry to include the group of industries within the financial services sector.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in any Fidelity® money market central fund, FMR looks through to the holdings of the central fund.

For purposes of the fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.

Real Estate

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Short Sales

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts, options, and swaps are not deemed to constitute selling securities short.

Margin Purchases

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

In addition to the fund's fundamental and non-fundamental investment limitations discussed above:

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

The following pages contain more detailed information about types of instruments in which the fund may invest, techniques the fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. The fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, the fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.

On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "an adviser" or "the adviser" may relate to the fund's adviser or a sub-adviser, as applicable.

Affiliated Bank Transactions. A Fidelity® fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Collateralized Loan Obligations (CLO) are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses. For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO trust typically have higher ratings and lower yields than their underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by a fund as illiquid securities, however an active dealer market may exist allowing them to qualify for Rule 144A transactions.

Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity® funds and other advisory clients only) shares of Fidelity® central funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity® funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees. The investment results of the portions of a Fidelity® fund's assets invested in the central funds will be based upon the investment results of those funds.

Commodity Futures Trading Commission (CFTC) Notice of Exclusion. The Adviser, on behalf of the Fidelity® fund to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. However, the CFTC has adopted certain rule amendments that significantly affect the continued availability of this exclusion, and may subject advisers to funds to regulation by the CFTC. As of the date of this SAI, the adviser does not expect to register as a CPO of the fund. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.

Disruption to Financial Markets and Related Government Intervention. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of events such as the 2008 economic downturn led the U.S. Government and other governments to take a number of then-unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments in unpredictable ways.

Similarly, widespread disease including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent a fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact a fund's ability to achieve its investment objective, and (iii) may exacerbate the risks discussed elsewhere in a fund’s registration statement, including political, social, and economic risks.

The value of a fund's portfolio is also generally subject to the risk of future local, national, or global economic or natural disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it remains uncertain that the U.S. Government or foreign governments will intervene in response to current or future market disturbances and the effect of any such future intervention cannot be predicted.

Dollar-Weighted Average Maturity is derived by multiplying the value of each security by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

Under certain circumstances, a fund may invest in nominally long-term securities that have maturity shortening features of shorter-term securities, and the maturities of these securities may be deemed to be earlier than their ultimate maturity dates by virtue of an existing demand feature or an adjustable interest rate. Under other circumstances, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. The maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

Duration is a measure of a bond's price sensitivity to a change in its yield. For example, if a bond has a 5-year duration and its yield rises 1%, the bond's value is likely to fall about 5%. Similarly, if a bond fund has a 5-year average duration and the yield on each of the bonds held by the fund rises 1%, the fund's value is likely to fall about 5%. For funds with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance will likely differ from the example.

Exposure to Foreign and Emerging Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, a fund's adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Funds of Funds and Other Large Shareholders. Certain Fidelity® funds and accounts (including funds of funds) invest in other funds ("underlying funds") and, as a result, may at times have substantial investments in one or more underlying funds.

An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund's shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund's shares.

When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time.

Fund's Rights as an Investor. Fidelity® funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. A fund's proxy voting guidelines are included in its SAI.

Futures. The success of any strategy involving futures depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies.

The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). In addition, some currently available futures contracts are based on Eurodollars. Positions in Eurodollar futures reflect market expectations of forward levels of three-month London Interbank Offered Rate (LIBOR) rates. Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant, when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's net asset value per share (NAV). The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the futures commission merchant of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the futures commission merchant's other customers, potentially resulting in losses to the fund. A fund is also required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Hybrid and Preferred Securities. A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.

The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.

Illiquid Investments

means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund. Illiquid securities may include (1) repurchase agreements maturing in more than seven days without demand/redemption features, (2) OTC options and certain other derivatives, (3) private placements, (4) securities traded on markets and exchanges with structural constraints, and (5) loan participations.

Under the supervision of the Board of Trustees, a Fidelity® fund's adviser classifies the liquidity of the fund's investments and monitors the extent of funds’ illiquid investments.

Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.

Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment’s liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund’s investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.

Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.

On August 5, 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States one level to "AA+" from "AAA." While Standard & Poor's Ratings Services affirmed the United States' short-term sovereign credit rating as "A-1+," there is no guarantee that Standard & Poor's Ratings Services will not decide to lower this rating in the future. Standard & Poor's Ratings Services stated that its decision was prompted by its view on the rising public debt burden and its perception of greater policymaking uncertainty. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by Standard & Poor's Ratings Services decisions to downgrade the long-term sovereign credit rating of the United States.

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.

Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Insolvency of Issuers, Counterparties, and Intermediaries.

Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.

As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.

If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a Fidelity® fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A Fidelity® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Low or Negative Yielding Securities. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including Japan and some European countries, are at or near historically low levels. Japan and those European countries have, from time to time, experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk for the markets as a whole and for the funds. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent a fund is exposed to such interest rates.

Money Market Securities are high-quality, short-term obligations. Money market securities may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a fund.

Mortgage Securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

On June 3, 2019, under the Federal Housing Finance Agency’s “Single Security Initiative”, Fannie Mae and Freddie Mac will start issuing uniform mortgage-backed securities (UMBS). UMBS will be eligible for delivery into the To-Be-Announced (TBA) market. Each UMBS will have a 55-day remittance cycle and can be used as collateral in either a Fannie Mae® or Freddie Mac® security or held for investment. Freddie Mac’s legacy TBA-eligible securities have a 45-day remittance cycle and will not be directly eligible for delivery in settlement of a UMBS trade. Freddie Mac will offer investors the opportunity to exchange outstanding legacy mortgage-backed securities for mirror UMBS with a 55-day remittance period. The exchange offer includes compensation for the 10-day delay in receipt of payments. A fund’s ability to invest in UMBS to the same degree that the fund currently invests in Fannie Mae and Freddie Mac mortgage-backed securities is uncertain.

While Fannie Mae and Freddie Mac have taken steps for a smooth transition to the issuance of UMBS, the effects of the issuance of UMBS on the mortgage-backed securities and TBA markets are uncertain and there may be factors that affect the timing of the transition to UMBS or the ability of market participants, including a fund, to adapt to the issuance of UMBS. A fund may need to consider the tax and accounting issues raised by investments in UMBS and/or the exchange of legacy Freddie Mac securities for UMBS. Additionally, there could be divergence in prepayment rates of UMBS issued by Fannie Mae and Freddie Mac, which could lead to differences in the prices of Fannie Mae- and Freddie Mac-issued UMBS if Fannie Mae and Freddie Mac fail to align programs, policies and practices that affect prepayments.

The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

A fund may seek to earn additional income by using a trading strategy (commonly known as "mortgage dollar rolls" or "reverse mortgage dollar rolls") that involves selling (or buying) mortgage securities, realizing a gain or loss, and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities that are permissible investments for the fund. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction, a fund is entitled to interest and principal payments on the securities purchased. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

Municipal Securities are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be issued in anticipation of future revenues and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The value of some or all municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders. A municipal security may be owned directly or through a participation interest.

Put Features entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.

Real Estate Investment Trusts (REITs). REITs issue debt securities to fund the purchase and/or development of commercial properties. The value of these debt securities may be affected by changes in the value of the underlying property owned by the trusts, the creditworthiness of the trusts, interest rates, and tax and regulatory requirements. REITs are dependent upon management skill and the cash flow generated by the properties owned by the trusts. REITs are at the risk of the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.

Restricted Securities (including Private Placements) are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities, including private placements of private and public companies, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage.

Securities Lending. A Fidelity® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate, National Financial Services LLC (NFS). Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity® fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.

The Fidelity® funds have retained agents, including NFS, an affiliate of the funds, to act as securities lending agent. If NFS acts as securities lending agent for a fund, it is subject to the overall supervision of the fund’s adviser, and NFS will administer the lending program in accordance with guidelines approved by the fund’s Trustees.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies,

including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.

A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, the Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.

Special Purpose Acquisition Companies (“SPACs”). A fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool money to seek potential acquisition opportunities. SPACs are collective investment structures formed to raise money in an initial public offering for the purpose of merging with or acquiring one or more operating companies (the “de-SPAC Transaction”). Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. In connection with a de-SPAC Transaction, the SPAC may complete a PIPE (private investment in public equity) offering with certain investors. A fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its de-SPAC Transaction.

Because SPACs do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. An investment in a SPAC is subject to a variety of risks, including that (i) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (ii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (iii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; (iv) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the fund believes is the SPAC interest’s intrinsic value; (v) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of shareholders; (vi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (vii) the warrants or other rights with respect to the SPAC held by a fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (viii) a fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; and (ix) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction.

Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold, but only pursuant to an effective registration statement or other exemption from registration. The securities issued by a SPAC, which are typically traded either in the over-the-counter market or on an exchange, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.

Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

Temporary Defensive Policies. Fidelity® Conservative Income Bond Fund reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.

Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.

If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the fund when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank account overnight. Any risks associated with such an account are investment risks of the fund. The fund faces the risk of loss of these balances if the bank becomes insolvent.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality, sometimes subject to a cap or floor on such rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. For purposes of determining the maximum maturity of a variable or floating rate security, a fund's adviser may take into account normal settlement periods.

In addition to other interbank offered rates (IBORs), the most common benchmark rate for floating rate securities is LIBOR, which is the rate of interest offered on short-term interbank deposits, as determined by trading between major international banks. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other IBORs were susceptible to manipulation. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of U.S. dollar overnight borrowings) and the Sterling Overnight Index Average rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). In March 2021, the United Kingdom’s Financial Conduct Authority and ICE Benchmark Authority formally announced the dates after which the LIBORs will no longer be representative and subsequently cease publication. Certain LIBOR settings will cease publication after the end of 2021. However, the publication of certain other LIBOR settings will continue through at least mid-2023. While various regulators and industry bodies are working globally on transitioning to alternative rates, there remains uncertainty regarding the future utilization of the IBORs and the transition to, and the nature of, replacement rates. As such, the effect of a transition away from the IBORs on a fund and the financial instruments in which it invests cannot yet be determined, and may depend on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts; (ii) the effect of new legislation relating to the discontinuation of LIBOR and the use of replacement rates, and (iii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Such transition may result in a reduction in the value of IBOR-based instruments held by a fund, a reduction in the effectiveness of certain hedging transactions and increased illiquidity and volatility in markets that currently rely on an IBOR to determine interest rates, any of which could adversely impact the fund’s performance.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

Under the Federal Housing Finance Agency’s “Single Security Initiative” intended to maximize liquidity for both Fannie Mae and Freddie Mac mortgage-backed securities in the TBA market, Fannie Mae and Freddie Mac expect to start issuing UMBS in place of their current separate offerings of TBA-eligible mortgage-backed securities. The effects of the issuance of UMBS on the TBA market are uncertain.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.

Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund’s service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund’s manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

While a fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

PORTFOLIO TRANSACTIONS

Orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Fidelity Management & Research Company LLC (FMR or the Adviser) pursuant to authority contained in the management contract. To the extent that the Adviser grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section. Furthermore, the sub-adviser's trading and associated policies, which may differ from the Adviser's policies, may apply to that fund, subject to applicable law.

The Adviser or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

The fund will not incur any commissions or sales charges when it invests in shares of mutual funds (including any underlying central funds), but it may incur such costs when it invests directly in other types of securities.

Purchases and sales of equity securities on a securities exchange or over-the-counter (OTC) are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.

The Trustees of the fund periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

The Selection of Securities Brokers and Dealers

The Adviser or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) to place or execute the fund’s portfolio securities transactions. In selecting brokers, including affiliates of the Adviser, to execute the fund’s portfolio securities transactions, the Adviser or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to the Adviser’s or its affiliates’ overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund’s portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, the Adviser or its affiliates may choose to execute an order using ECNs, including broker-sponsored algorithms, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors include, but are not limited to, the following: price; costs; the size, nature and type of the order; the speed of execution; financial condition and reputation of the broker; broker specific considerations (e.g.; not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader’s assessment of whether and how closely the broker likely will follow the trader’s instructions to the broker; confidentiality and the potential for information leakage; the nature or existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.

In seeking best execution for portfolio securities transactions, the Adviser or its affiliates may from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. The Adviser or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. Occasionally the Adviser or its affiliates execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of the Adviser or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. The Adviser or its affiliates execute futures transactions verbally and electronically.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of the Adviser) that execute transactions for a fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to the Adviser or its affiliates.

Research Products and Services. These products and services may include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in video and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. The Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement the Adviser's or its affiliates' own research activities in providing investment advice to the fund.

Execution Services. In addition, when permissible under applicable law, brokerage and research products and services include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. Although the Adviser or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they may use commission dollars to obtain certain products or services that are not used exclusively in the Adviser's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, the Adviser or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").

Benefit to the Adviser. The Adviser's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. Therefore, an economic incentive exists for the Adviser or its affiliates to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on the Adviser’s or its affiliates’ funds interest in receiving most favorable execution. The Adviser and its affiliates manage the receipt of brokerage and research products and services and the potential for conflicts through its Commission Uses Program. The Commission Uses Program effectively “unbundles” commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. Those brokers have client commission arrangements (each a CCA) in place with the Adviser and its affiliates (each of those brokers referred to as CCA brokers). In selecting brokers for executing transactions on behalf of the fund, the trading desks through which the Adviser or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the CCA broker provides. Commissions paid to a CCA broker include both an execution commission and a research charge, and while the CCA broker receives the entire commission, it retains the execution commission and either credits or transmits the research portion (also known as “soft dollars,”) to a CCA pool maintained by each CCA broker. Soft dollar credits (credits) accumulated in CCA pools are used to pay research expenses. In some cases, the Adviser or its affiliates may request that a broker which is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid with credits from the CCA pool. The administration of brokerage and research products and services is managed separately from the trading desks, and traders have no responsibility for administering the research program, including the payment for research. The Adviser or its affiliates may use a third-party aggregator to facilitate payments to research providers. Where an aggregator is involved, the aggregator would maintain credits in an account that is segregated from the aggregator’s proprietary assets and the assets of its other clients and use those credits to pay research providers as instructed by the Adviser or its affiliates. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that the Adviser or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to the Adviser or its affiliates or have no explicit cost associated with them. In addition, the Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker’s overall services.

The Adviser's Decision-Making Process. In connection with the allocation of fund brokerage, the Adviser or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to the Adviser or its affiliates, viewed in terms of the particular transaction for the fund or the Adviser's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which the Adviser or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with the fund's brokerage may not benefit all funds and certain funds may receive the benefit of the brokerage and research product or services obtained with other funds’ commissions. As required under applicable laws or fund policy, commissions generated by certain funds may only be used to obtain certain brokerage and research products and services. As a result, certain funds may pay more proportionately of certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each fund continues to be allocated equitably. While the Adviser or its affiliates take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither the Adviser, its affiliates, nor the fund incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, for funds managed by the Adviser or its affiliates outside of the European Union or the United Kingdom, these brokerage and research products and services assist the Adviser or its affiliates in terms of their overall investment responsibilities to the fund or any other investment companies and investment accounts for which the Adviser or its affiliates may have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by the Adviser or its affiliates, and not every fund or investment account uses the brokerage and research products and services that may have been acquired through that fund’s commissions.

Research Contracts. The Adviser or its affiliates have arrangements with certain third-party research providers and brokers through whom the Adviser or its affiliates effect fund trades, whereby the Adviser or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, the Adviser or its affiliates may still cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to the Adviser or its affiliates, or that may be available from another broker. The Adviser's or its affiliates' determination to pay for research products and services separately is wholly voluntary on the Adviser's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Funds Managed within the European Union. The Adviser and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as “MiFID II”, as implemented in the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the FCA), where applicable.

Funds, or portions thereof, that are managed within the United Kingdom by FMR Investment Management (UK) Limited (FMR UK) use research payment accounts (RPAs) to cover costs associated with equity and high income external research that is consumed by those funds or investment accounts in accordance with MiFID II and FCA regulations. With RPAs, funds pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission1. For funds that use an RPA, FMR UK establishes a research budget. The budget is set by first grouping funds or investment accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union or the United Kingdom. In this regard, research budgets are set by research needs and are not otherwise linked to the volume or value of transactions executed on behalf of the fund or investment account. For funds where portions are managed both within and outside of the United Kingdom, external research may be paid using both a CCA and an RPA. Determinations of what is eligible research and how costs are allocated are made in accordance with the Adviser’s and its affiliates’ policies and procedures. Costs for research consumed by funds that use an RPA will be allocated among the funds or investment accounts within defined strategies pro rata based on the assets under management for each fund or investment account. While the research charge paid on behalf of any one fund that uses an RPA varies over time, the overall research charge determined at the fund level on an annual basis will not be exceeded.

FMR UK is responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets will be maintained in accounts at a third-party depository institution, held in the name of FMR UK. FMR UK provides on request, a summary of: (i) the providers paid from the RPA; (ii) the total amount they were paid over a defined period; (iii) the benefits and services received by FMR UK; and (iv) how the total amount spent from the RPA compares to the research budget set for that period, noting any rebate or carryover if residual funds remain in the RPA.

Impacted funds, like those funds that participate in CCA pools, may make payments to a broker that include both an execution commission and a research charge, but unlike CCAs (for which research charges may be retained by the CCA broker and credited to the CCA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA are used to satisfy external research costs consumed by the funds.

If the costs of paying for external research exceed the amount initially agreed in relation to funds in a given strategy, the Adviser or its affiliates may continue to charge those funds or investment accounts beyond the initially agreed amount in accordance with MiFID II, continue to acquire external research for the funds or investment accounts using its own resources, or cease to purchase external research for those funds or investment accounts until the next annual research budget. If assets for specific funds remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year’s research charges for those funds or rebated to those funds.

Funds managed by FMR UK that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FMR UK and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMR UK portfolio managers that manage fixed income funds or investment accounts in any manner inconsistent with MiFID II and FCA regulations.

1The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would be permissible under Section 28(e) of the Securities Exchange Act of 1934 by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage products and services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered "commissions" for Section 28(e) purposes.

Commission Recapture

From time to time, the Adviser or its affiliates engages in brokerage transactions with brokers (who are not affiliates of the Adviser) who have entered into arrangements with the Adviser or its affiliates under which the broker may rebate a portion of the compensation paid by a fund (commission recapture). Not all brokers with whom the fund trades have been asked to participate in brokerage commission recapture.

Affiliated Transactions

The Adviser or its affiliates place trades with certain brokers, including NFS, through its Fidelity Capital Markets (FCM) division, and Luminex Trading & Analytics LLC (Luminex), with whom they are under common control or otherwise affiliated, provided the Adviser or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the fund and subject to other applicable law. In addition, from time to time, the Adviser or its affiliates place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent.

Trades may be executed through alternative trading systems or national securities exchanges in which the Adviser or its affiliates have an interest. Any decision to execute a trade through an alternative trading system or exchange in which the Adviser or its affiliates have an interest would be made in accordance with applicable law, including best execution obligations. For trades placed on such a system or exchange, not limited to ones in which the Adviser or its affiliates may have an ownership interest, the Adviser or its affiliates may benefit in the form of increased valuation(s) of its equity interest, where it has an ownership interest, or other remuneration, including rebates.

The Trustees of the fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

Non-U.S. Securities Transactions

To facilitate trade settlement and related activities in non-U.S. securities transactions, the Adviser or its affiliates effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions are effected on behalf of funds by parties other than the Adviser or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.

Trade Allocation

Although the Trustees and officers of the fund are substantially the same as those of certain other Fidelity® funds, investment decisions for the fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by the Adviser to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.

Commissions Paid A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

The following table shows the fund's portfolio turnover rate for the fiscal periods ended August 31, 2021 and 2020. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Adviser's investment outlook.

Turnover Rates	2021	2020
Fidelity® Conservative Income Bond Fund	62%	56%

During the fiscal year ended August 31, 2021, the fund held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by the fund as of the fiscal year ended August 31, 2021.

Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
Fidelity® Conservative Income Bond Fund	Bank of America Corp.	$ 226,208,729
	Barclays PLC	$ 100,995,025
	Citigroup, Inc.	$ 190,951,122
	Goldman Sachs Group, Inc.	$ 230,798,084
	JPMorgan Chase & Co.	$ 185,666,348
	Morgan Stanley	$ 212,446,416
	Royal Bank of Canada	$ 70,359,037

For the fiscal years ended August 31, 2021, 2020, and 2019, the fund paid no brokerage commissions.

During the fiscal year ended August 31, 2021, the fund paid no brokerage commissions to firms for providing research or brokerage services.

During the twelve-month period ended June 30, 2021, the fund did not allocate brokerage commissions to firms for providing research or brokerage services.

VALUATION

The NAV is the value of a single share. NAV is computed by adding a class's pro rata share of the value of a fund's investments, cash, and other assets, subtracting the class's pro rata share of the fund's liabilities, subtracting the liabilities allocated to the class, and dividing the result by the number of shares of that class that are outstanding.

The Board of Trustees has ultimate responsibility for pricing, but has delegated day-to-day valuation responsibilities to FMR. FMR has established the FMR Fair Value Committee (the Committee) to fulfill these responsibilities.

Shares of open-end investment companies (including any underlying central funds) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies.

Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying central fund, are valued as follows:

Most equity securities are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.

Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.

Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.

Prices described above are obtained from pricing services that have been approved by the Board of Trustees. A number of pricing services are available and the funds may use more than one of these services. The funds may also discontinue the use of any pricing service at any time. The fund's adviser engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.

Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.

Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading.

In determining the fair value of a private placement security for which market quotations are not available, the Committee generally applies one or more valuation methods including the market approach, income approach and cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The fund's adviser reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the fund’s investments and ratifies the fair value determinations of the Committee.

BUYING, SELLING, AND EXCHANGING INFORMATION

The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the class's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.

The fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. The fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES

Dividends. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders or the long-term capital gains tax rates available to individuals. Short-term capital gains are taxable at ordinary income tax rates. A portion of the fund's dividends may be exempt from state and local taxation to the extent that they are derived from certain U.S. Government securities and meet certain requirements. Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).

Capital Gain Distributions. Unless your shares of the fund are held in a tax-advantaged retirement plan, the fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

Returns of Capital. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold in taxable accounts.

Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by the fund with respect to foreign securities held directly by the fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by the fund. Because the fund does not currently anticipate that securities of foreign issuers or underlying regulated investment companies will constitute more than 50% of its total assets at the end of its fiscal year, or fiscal quarter, respectively, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 178 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

* Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Standing Committees of the Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has four standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Kenneally currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates, including matters involving potential claims of one or more funds (e.g. for reimbursements of expenses or losses) against FMR, and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds' Chief Compliance Officer (CCO). The committee (i) serves as a primary point of contact (generally after the Independent Trustee who serves as a liaison for the CCO) for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO's compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO. During the fiscal year ended August 31, 2021, the committee held 12 meeting(s).

The Audit Committee is composed of all of the Independent Trustees, with Ms. Acton currently serving as Chair. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair or a majority of committee members. The committee meets separately, at least annually, with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds' outside auditors, and with the funds' CCO. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process from the funds' Treasurer and outside auditors and will oversee the resolution of any disagreements concerning financial reporting among applicable parties. The committee will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' outside auditor, internal audit personnel of FMR LLC and legal counsel, as appropriate, matters related to the audits of the funds' financial statements. The committee will discuss regularly and oversee the review of the internal controls of the funds and their service providers with respect to accounting, financial matters and risk management programs related to the funds. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended August 31, 2021, the committee held four meeting(s).

The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Murray currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee reviews and approves annually Fair Value Committee Policies recommended by the FMR Fair Value Committee and oversees particular valuations or fair valuation methodologies employed by the FMR Fair Value Committee as circumstances may require. The Committee also reviews actions taken by the FMR Fair Value Committee. The Committee does not oversee the day-to-day operational aspects of the valuation and calculation of the net asset value of the funds, which have been delegated to the FMR Fair Value Committee and Fidelity Service Company, Inc. (FSC). During the fiscal year ended August 31, 2021, the committee held six meeting(s).

The Governance and Nominating Committee is composed of Messrs. Kenneally (Chair) and Gartland (Vice Chair), and Ms. Acton. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It monitors the performance of legal counsel employed by both the funds and the Independent Trustees. The committee will engage and oversee any counsel utilized by the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee also approves Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee oversees compliance with the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee reviews the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "recommended practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended August 31, 2021, the committee held ten meeting(s).

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2020.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	JonathanChiel	Abigail P.Johnson	JenniferToolin McAuliffe
Fidelity® Conservative Income Bond Fund	$50,001 - $100,000	over $100,000	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000

Independent Trustees
DOLLAR RANGE OF FUND SHARES	Elizabeth S.Acton	Ann E.Dunwoody	JohnEngler	Robert F.Gartland
Fidelity® Conservative Income Bond Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Arthur E.Johnson	Michael E.Kenneally	Marie L.Knowles	Mark A.Murray
Fidelity® Conservative Income Bond Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended August 31, 2021, or calendar year ended December 31, 2020, as applicable.

Compensation Table(1)
AGGREGATE COMPENSATION FROM A FUND	Elizabeth S.Acton	Ann E.Dunwoody	JohnEngler	Robert F.Gartland
Fidelity® Conservative Income Bond Fund(2)	$2,400	$2,213	$2,213	$2,282
TOTAL COMPENSATION FROM THE FUND COMPLEX(3)	$513,000	$471,500	$471,500	$484,000
AGGREGATE COMPENSATION FROM A FUND	Robert W.Helm(4)	Arthur E.Johnson	Michael E.Kenneally	Marie L.Knowles
Fidelity® Conservative Income Bond Fund(2)	$458	$2,750	$2,516	$2,356
TOTAL COMPENSATION FROM THE FUND COMPLEX(3)	--	$584,000	$534,000	$498,500
AGGREGATE COMPENSATION FROM A FUND	Mark A.Murray
Fidelity® Conservative Income Bond Fund(2)	$2,213
TOTAL COMPENSATION FROM THE FUND COMPLEX(3)	$471,500

(1) Jonathan Chiel, Abigail P. Johnson, and Jennifer Toolin McAuliffe are interested persons and are compensated by Fidelity.

(2) Compensation figures include cash and may include amounts elected to be deferred. Certain individuals' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: Elizabeth S. Acton, $485; Ann E. Dunwoody, $1,187; Robert F. Gartland, $809; Robert W. Helm, $432; and Mark A. Murray, $1,187.

(3) Reflects compensation received for the calendar year ended December 31, 2020 for 280 funds of 31 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Elizabeth S. Acton, $120,000; Ann E. Dunwoody, $245,099; Robert F. Gartland, $180,000; Michael E. Kenneally $120,000; and Mark A. Murray, $245,099.

(4) Mr. Helm serves as a Member of the Advisory Board of Fidelity Salem Street Trust effective June 1, 2021.

As of August 31, 2021, the Trustees, Members of the Advisory Board (if any), and officers of the fund owned, in the aggregate, less than 1% of each class's total outstanding shares, with respect to the fund.

As of August 31, 2021, the following owned of record and/or beneficially 5% or more of the outstanding shares:

Fund or Class Name	Owner Name	City	State	Ownership %
Fidelity® Conservative Income Bond Fund - Institutional Class	STATE OF NEW HAMPSHIRE	CONCORD	NH	5.32%

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, FMR UK, Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

FMR, FMR UK, FMR H.K., FMR Japan, Fidelity Distributors Company LLC (FDC), and the fund have adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees' fiduciary responsibilities regarding the fund, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the code of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.

MANAGEMENT CONTRACT

The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and compensates all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. Under the terms of the fund's management contract, FMR is responsible for payment of all operating expenses of the fund with the exception of the following: interest, taxes, costs in connection with the purchase or sale of securities and other investment instruments, fees and expenses of the Independent Trustees, transfer agent fees and other expenses allocable at the class level, and such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. The fund shall pay its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable.

Management Fee.

For the services of FMR under the management contract, the fund pays FMR a monthly management fee at the annual rate of 0.30% of the fund's average net assets throughout the month.

The following table shows the amount of management fees paid by the fund for the past three fiscal years to its current manager and prior affiliated manager(s), if any.

Fund	Fiscal Years Ended August 31	Management Fees Paid to Investment Adviser
Fidelity® Conservative Income Bond Fund	2021	$24,053,298
	2020	$37,148,841
	2019	$34,028,654

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns and yield, and repayment of the reimbursement will decrease returns and yield.

Sub-Advisers - FMR UK, FMR H.K., and FMR Japan. On behalf of the fund, FMR has entered into sub-advisory agreements with FMR H.K. and FMR Japan. On behalf of the fund, FMR has entered into a sub-advisory agreement with FMR UK. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services). FMR, and not the fund, pays the sub-advisers.

David DeBiase is co-manager of Fidelity® Conservative Income Bond Fund and receives compensation for those services. Robert Galusza is co-manager of Fidelity® Conservative Income Bond Fund and receives compensation for those services. Julian Potenza is co-manager of Fidelity® Conservative Income Bond Fund and receives compensation for those services. As of August 31, 2021, portfolio manager compensation generally consists of a base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager’s base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other FMR taxable bond funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portion of each portfolio manager’s bonus that is linked to the investment performance of Fidelity® Conservative Income Bond Fund is based on the pre-tax investment performance of the fund measured against the Bloomberg U.S. 3-6 Month Treasury Bill Index. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

Maura Walsh is co-manager of Fidelity® Conservative Income Bond Fund and receives compensation for those services. As of August 31, 2021, portfolio manager compensation generally consists of a base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager’s compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager’s base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index or within a custom peer group assigned to each fund or account, and (ii) the investment performance of FMR taxable money market funds and accounts. The pre-tax investment performance of the portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index or rolling periods of up to three years for the comparison to a custom peer group. A smaller, subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portion of the portfolio manager’s bonus that is linked to the investment performance of Fidelity® Conservative Income Bond Fund is based on the pre-tax investment performance of the fund measured against the Bloomberg U.S. 3-6 Month Treasury Bill Index. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients’) respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FMR or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR’s and its affiliates’ client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.

A conflict of interest situation is presented when FMR or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FMR investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FMR for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FMR has adopted policies and procedures and maintains a compliance program designed to help manage such actual and potential conflicts of interest.

The following table provides information relating to other accounts managed by Mr. DeBiase as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	12	6	49
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$29,374	$3,006	$45,591
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Conservative Income Bond Fund ($7,381 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Conservative Income Bond Fund beneficially owned by Mr. DeBiase was none.

The following table provides information relating to other accounts managed by Mr. Galusza as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	12	6	52
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$29,374	$3,006	$46,369
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Conservative Income Bond Fund ($7,381 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Conservative Income Bond Fund beneficially owned by Mr. Galusza was none.

The following table provides information relating to other accounts managed by Mr. Potenza as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	12	6	48
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$29,374	$3,006	$45,648
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Conservative Income Bond Fund ($7,381 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Conservative Income Bond Fund beneficially owned by Mr. Potenza was $100,001 - $500,000.

The following table provides information relating to other accounts managed by Ms. Walsh as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	1	1
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$164,825	$2,436	$762
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Conservative Income Bond Fund ($7,381 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Conservative Income Bond Fund beneficially owned by Ms. Walsh was $50,001 - $100,000.

PROXY VOTING GUIDELINES

Fidelity® Funds' Proxy Voting Guidelines

I. Introduction

These guidelines are intended to help Fidelity’s customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 70 years. In particular, these guidelines are animated by two fundamental principles: 1) putting first the long-term interests of our customers and fund shareholders; and 2) investing in companies that share our approach to creating value over the long-term. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.

In evaluating proxies, we recognize that companies can conduct themselves in ways that have important environmental and social consequences. While Fidelity always remains focused on maximizing long-term shareholder value, we also consider potential environmental, social and governance (ESG) impacts that we believe are material to individual companies and investing funds' investment objectives and strategies.

Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.

II. Board of Directors and Corporate Governance

Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders’ rights. The following general guidelines are intended to reflect these proxy voting principles.

A. Election of Directors

Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.

Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:

1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.

2. There are no women on the board or if a board of ten or more members has fewer than two women directors.

3. The director is a public company CEO who sits on more than two unaffiliated public company boards.

Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:

1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.

3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.

B. Contested Director Elections

On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds’ assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:

1. Management’s track record and strategic plan for enhancing shareholder value;

2. The long-term performance of the company compared to its industry peers; and

3. The qualifications of the shareholder’s and management’s nominees.

Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.

C. Cumulative Voting Rights

Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.

D. Classified Boards

A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board’s adoption of a classified board structure and support declassification of existing boards.

E. Independent Chairperson

In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.

F. Majority Voting in Director Elections

In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company’s board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.

G. Proxy Access

Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company’s proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company’s shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.

H. Indemnification of Directors and Officers

In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).

III. Compensation

Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.

A. Equity Compensation Plans

Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:

1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate (“burn rate”) considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.

2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.

3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

As to stock option plans, considerations include the following:

1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

2. Re-pricing: An “out-of-the-money” (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.

Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:

1. Whether the proposal excludes senior management and directors;

2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3. The company's relative performance compared to other companies within the relevant industry or industries;

4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.

B. Employee Stock Purchase Plans

These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing “best practices” in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.

IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote

Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:

- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;

- The alignment of executive compensation and company performance relative to peers; and

- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.

A. Compensation Committee

Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.

Fidelity will oppose the election of directors on the compensation committees if:

1. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.

2. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:

a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or

b) Adopted or extended a golden parachute.

B. Executive Severance Agreements

Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as “golden parachutes.” Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

V. Environmental and Social Issues

Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate environmental and social issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund's investment objective and strategies.

Fidelity generally considers management’s recommendation and current practice when voting on shareholder proposals concerning environmental or social issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Therefore, Fidelity may support shareholder proposals that request additional disclosures from companies regarding environmental or social issues, including where it believes that the proposed disclosures could provide meaningful information to the investment management process without unduly burdening the company. This means that Fidelity may support shareholder proposals calling for reports on sustainability, renewable energy, and environmental impact issues. Fidelity also may support proposals on issues in other areas, including but not limited to equal employment, board diversity and workforce diversity.

VI. Anti-Takeover Provisions and Shareholders Rights Plans

Fidelity generally will oppose a proposal to adopt an anti-takeover provision.

Anti-takeover provisions include:

- classified boards;

- “blank check” preferred stock (whose terms and conditions may be expressly determined by the company’s board, for example, with differential voting rights);

- golden parachutes;

- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);

- poison pills;

- restricting the right to call special meetings;

- provisions restricting the right of shareholders to set board size; and

- any other provision that eliminates or limits shareholder rights.

A. Shareholders Rights Plans (“poison pills”)

Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.

Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:

1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;

2. Is integral to a business strategy that is expected to result in greater value for the shareholders;

3. Requires shareholder approval to be reinstated upon expiration or if amended;

4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and

5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.

Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.

B. Shareholder Ability to Call a Special Meeting

Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.

C. Shareholder Ability to Act by Written Consent

Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.

D. Supermajority Shareholder Vote Requirement

Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

VII. Anti-Takeover Provisions and Director Elections

Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.

Fidelity will consider supporting the election of directors with respect to poison pills if:

- All of the poison pill’s features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.

- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.

- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

VIII. Capital Structure and Incorporation

These guidelines are designed to protect shareholders’ value in the companies in which the Fidelity funds invest. To the extent a company’s management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.

A. Increases in Common Stock

Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.

In the case of REITs, however, Fidelity will oppose a provision to increase the REIT’s authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.

B. Multi-Class Share Structures

Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

C. Incorporation or Reincorporation in another State or Country

Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

IX. Shares of Fidelity Funds, ETFs, or other non-Fidelity Mutual Funds and ETFs

When a Fidelity fund invests in an underlying Fidelity fund with public shareholders, an exchange traded fund (ETF), or fund that is not affiliated, Fidelity will vote in the same proportion as all other voting shareholders of the underlying fund (this is known as “echo voting”). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals.

X. Foreign Markets

Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.

XI. Securities on Loan

Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.

XII. Avoiding Conflicts of Interest

Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.

Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.

XIII. Conclusion

Since its founding more than 70 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.

Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.

Glossary

• Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.

- For a large-capitalization company, burn rate higher than 1.5%.

- For a small-capitalization company, burn rate higher than 2.5%.

- For a micro-capitalization company, burn rate higher than 3.5%.

• Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

• Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.

• Micro-capitalization company means a company with market capitalization under US $300 million.

• Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.

• Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

For purposes of the following "Distribution Services" discussion, the term "shares" (as it relates to the fund) means the one class of shares of the fund offered through the prospectus to which this SAI relates.

The fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved a Distribution and Service Plan with respect to shares of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows shares of the fund and/or FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.

The Plan adopted for the class of the fund is described in the prospectus.

Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, the Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for shares of the fund.

Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund or class, as applicable, and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by shares of the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

FDC or an affiliate may compensate, or upon direction make payments for certain retirement plan expenses to intermediaries. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, and other factors. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. Certain of the payments described above may be significant to an intermediary. As permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

The fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for providing recordkeeping and administrative services to plan participants or for providing other services to retirement plans. Please see "Transfer and Service Agent Agreements" in this statement of additional information (SAI) for more information.

FDC or an affiliate may also make payments to banks, broker-dealers and other service-providers (who may be affiliated with FDC) for distribution-related activities and/or shareholder services. If you have purchased shares of the fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund over others offered by competing fund families, or retirement plan sponsors may take these payments into account when deciding whether to include a fund as a plan investment option.

TRANSFER AND SERVICE AGENT AGREEMENTS

For purposes of the following "Transfer and Service Agent Agreements" discussion, the term "shares" (as it relates to the fund) means the one class of shares of the fund offered through the prospectus to which this SAI relates.

The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.

For providing transfer agency services, FIIOC receives an asset-based fee, calculated and paid monthly on the basis of average daily net assets of shares of the fund, with respect to each position in the fund.

FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.

In addition, FIIOC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in a qualified tuition program (QTP), as defined under the Small Business Job Protection Act of 1996, managed by FMR or an affiliate and in certain funds of funds managed by FMR, according to the percentage of the QTP's, or a fund of funds' assets that is invested in the fund.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Fund shares may be owned by intermediaries for the benefit of their customers. In those instances, a fund may not maintain an account for shareholders, and some or all of the recordkeeping services for these accounts may be performed by third parties. FIIOC or an affiliate may make payments to intermediaries (including affiliates of FIIOC) for recordkeeping and other services.

Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the fund, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

In certain situations where FIIOC or an affiliate provides recordkeeping services to a retirement plan, payments may be made to pay for plan expenses. The amount of such payments may be based on investments in particular Fidelity® funds, or may be fixed for a given period of time. Upon direction, payments may be made to plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with the plan. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

The fund has entered into a service agent agreement with FSC, an affiliate of FMR (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month.

The annual rates for pricing and bookkeeping services for the fund are 0.0259% of the first $500 million of average net assets, 0.0156% of average net assets between $500 million and $3.5 billion, 0.0041% of average net assets between $3.5 billion and $25 billion, and 0.0019% of average net assets in excess of $25 billion.

FMR bears the cost of pricing and bookkeeping services under the terms of its management contract with the fund.

SECURITIES LENDING

During the fiscal year, the securities lending agent, or the investment adviser (where the fund does not use a securities lending agent) monitors loan opportunities for the fund, negotiates the terms of the loans with borrowers, monitors the value of securities on loan and the value of the corresponding collateral, communicates with borrowers and the fund's custodian regarding marking to market the collateral, selects securities to be loaned and allocates those loan opportunities among lenders, and arranges for the return of the loaned securities upon the termination of the loan. Income and fees from securities lending activities for the fiscal year ended August 31, 2021, are shown in the following table:

Security Lending Activities	Fund(s)
Fidelity® Conservative Income Bond Fund(1)
Gross income from securities lending activities	$0
Fees paid to securities lending agent from a revenue split	0
Administrative fees	0
Rebate (paid to borrower)	0
Other fees not included in the revenue split (lending agent fees to NFS)	0
Aggregate fees/compensation for securities lending activities	0
Net income from securities lending activities	0

(1) The fund did not lend securities during the year.

A fund does not pay cash collateral management fees, separate indemnification fees, or other fees not reflected above.

DESCRIPTION OF THE TRUST

Trust Organization. Fidelity® Conservative Income Bond Fund is a fund of Fidelity Salem Street Trust, an open-end management investment company created under an initial declaration of trust dated September 5, 1984. The Trustees are permitted to create additional funds in the trust and to create additional classes of the fund.

The assets of the trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund, except that liabilities and expenses may be allocated to a particular class. Any general expenses of the trust shall be allocated between or among any one or more of the funds or classes.

Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.

Voting Rights. Each fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York Mellon and JPMorgan Chase Bank, each headquartered in New York, also may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions. From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR or an affiliate. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of the fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, independent registered public accounting firm, and its affiliates, audits financial statements for the fund and provides other audit, tax, and related services.

FUND HOLDINGS INFORMATION

The fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.

The fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end.

Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.

The fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of the fund’s portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of the fund.

FMR’s Disclosure Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity fund prior to such fund’s public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.

Disclosure of non-public portfolio holdings information for a Fidelity fund’s portfolio may only be provided pursuant to the guidelines below.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: the fund's trustees; the fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by the fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by FMR, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Standard & Poor's Ratings Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day); and Bloomberg, L.P. (full holdings daily, on the next business day).

FMR, its affiliates, or the fund will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the fund's SAI.

There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

FINANCIAL STATEMENTS

The fund's financial statements and financial highlights for the fiscal year ended August 31, 2021, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies (such as central funds or other underlying funds) in which the fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

APPENDIX

Fidelity and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

Fund	Ticker
Fidelity® Series Investment Grade Bond Fund	FSIGX

Fund of Fidelity Salem Street Trust

STATEMENT OF  ADDITIONAL INFORMATION

October 30, 2021

This statement of additional information (SAI) is not a prospectus. Portions of the fund's annual report are incorporated herein. The annual report is supplied with this SAI.

To obtain a free additional copy of the prospectus or SAI, dated October 30, 2021, or an annual report, please call Fidelity at 1-800-544-8544 or visit Fidelity’s web site at www.fidelity.com.

LIG-PTB-1021
1.873108.114

245 Summer Street, Boston, MA 02210

INVESTMENT POLICIES AND LIMITATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING AND SELLING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACT
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT AGREEMENTS
SECURITIES LENDING
DESCRIPTION OF THE TRUST
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are the fund's fundamental investment limitations set forth in their entirety.

Diversification

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Senior Securities

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Fidelity Management & Research Company LLC (FMR) looks through to the U.S. Government securities.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market central fund, FMR looks through to the holdings of the central fund.

For purposes of the fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.

Real Estate

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

Investing for Control or Management

The fund may not invest in companies for the purpose of exercising control or management.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Short Sales

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, except for sales of to be announced (TBA) securities, and provided that transactions in futures contracts, options, and swaps are not deemed to constitute selling securities short.

Margin Purchases

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

The fund does not currently intend to lend assets other than securities to other parties, except by (a) making direct loans to companies in which the fund has a pre-existing investment (b) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (c) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

In addition to the fund's fundamental and non-fundamental investment limitations discussed above:

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

The following pages contain more detailed information about types of instruments in which the fund may invest, techniques the fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. The fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, the fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.

On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "an adviser" or "the adviser" may relate to the fund's adviser or a sub-adviser, as applicable.

Affiliated Bank Transactions. A Fidelity® fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Collateralized Loan Obligations (CLO) are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses. For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO trust typically have higher ratings and lower yields than their underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by a fund as illiquid securities, however an active dealer market may exist allowing them to qualify for Rule 144A transactions.

Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity® funds and other advisory clients only) shares of Fidelity® central funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity® funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees. The investment results of the portions of a Fidelity® fund's assets invested in the central funds will be based upon the investment results of those funds.

Commodity Futures Trading Commission (CFTC) Notice of Exclusion. The Adviser, on behalf of the Fidelity® fund to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. However, the CFTC has adopted certain rule amendments that significantly affect the continued availability of this exclusion, and may subject advisers to funds to regulation by the CFTC. As of the date of this SAI, the adviser does not expect to register as a CPO of the fund. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.

Disruption to Financial Markets and Related Government Intervention. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of events such as the 2008 economic downturn led the U.S. Government and other governments to take a number of then-unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments in unpredictable ways.

Similarly, widespread disease including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent a fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact a fund's ability to achieve its investment objective, and (iii) may exacerbate the risks discussed elsewhere in a fund’s registration statement, including political, social, and economic risks.

The value of a fund's portfolio is also generally subject to the risk of future local, national, or global economic or natural disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it remains uncertain that the U.S. Government or foreign governments will intervene in response to current or future market disturbances and the effect of any such future intervention cannot be predicted.

Dollar-Weighted Average Maturity is derived by multiplying the value of each security by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

Under certain circumstances, a fund may invest in nominally long-term securities that have maturity shortening features of shorter-term securities, and the maturities of these securities may be deemed to be earlier than their ultimate maturity dates by virtue of an existing demand feature or an adjustable interest rate. Under other circumstances, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. The maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

Duration is a measure of a bond's price sensitivity to a change in its yield. For example, if a bond has a 5-year duration and its yield rises 1%, the bond's value is likely to fall about 5%. Similarly, if a bond fund has a 5-year average duration and the yield on each of the bonds held by the fund rises 1%, the fund's value is likely to fall about 5%. For funds with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance will likely differ from the example.

Exposure to Foreign and Emerging Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, a fund's adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased investment or valuation risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes. Forward contracts not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying currency. All of these instruments and transactions are subject to the risk that the counterparty will default.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security denominated in a foreign currency is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used to protect a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also attempt to hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on an adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as an adviser anticipates. For example, if a currency's value rose at a time when a fund had hedged its position by selling that currency in exchange for dollars, the fund would not participate in the currency's appreciation. If a fund hedges currency exposure through proxy hedges, the fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if a fund increases its exposure to a foreign currency and that currency's value declines, the fund will realize a loss. Foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that a fund's hedging strategies will be ineffective. Moreover, it is impossible to precisely forecast the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expenses of such transaction), if an adviser's predictions regarding the movement of foreign currency or securities markets prove inaccurate.

A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. A fund will cover its exposure to foreign currency transactions with liquid assets in compliance with applicable requirements. There is no assurance that an adviser's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the fund to reduce foreign currency risk using such options.

Fund's Rights as an Investor. Fidelity® funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. A fund's proxy voting guidelines are included in its SAI.

Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). In addition, some currently available futures contracts are based on Eurodollars. Positions in Eurodollar futures reflect market expectations of forward levels of three-month London Interbank Offered Rate (LIBOR) rates. Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant, when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's net asset value per share (NAV). The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the futures commission merchant of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the futures commission merchant's other customers, potentially resulting in losses to the fund. A fund is also required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or OTC. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to a futures commission merchant as described above for futures contracts.

If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in price increases and, if a call writer does not hold the underlying instrument, a call writer's loss is theoretically unlimited.

Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), asset swaps (e.g., where parties combine the purchase or sale of a bond with an interest rate swap), total return swaps, and credit default swaps. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member futures commission merchant may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce the distinction.

A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which a fund is the protection seller, the fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the fund by the credit default protection buyer. Any loss would be offset by the premium payments the fund receives as the seller of credit default protection. This risk for cleared swaps is generally lower than for uncleared swaps since the counterparty is a clearinghouse, but there can be no assurance that a clearinghouse or its members will satisfy its obligations.

If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity® fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that a fund will be able to do so, a fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. A fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.

A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In order to cover its outstanding obligations to a swap counterparty, a fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.

Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.

Hybrid and Preferred Securities. A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.

The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.

Illiquid Investments

means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund. Illiquid securities may include (1) repurchase agreements maturing in more than seven days without demand/redemption features, (2) OTC options and certain other derivatives, (3) private placements, (4) securities traded on markets and exchanges with structural constraints, and (5) loan participations.

Under the supervision of the Board of Trustees, a Fidelity® fund's adviser classifies the liquidity of the fund's investments and monitors the extent of funds’ illiquid investments.

Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.

Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment’s liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund’s investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.

Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.

On August 5, 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States one level to "AA+" from "AAA." While Standard & Poor's Ratings Services affirmed the United States' short-term sovereign credit rating as "A-1+," there is no guarantee that Standard & Poor's Ratings Services will not decide to lower this rating in the future. Standard & Poor's Ratings Services stated that its decision was prompted by its view on the rising public debt burden and its perception of greater policymaking uncertainty. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by Standard & Poor's Ratings Services decisions to downgrade the long-term sovereign credit rating of the United States.

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.

Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Insolvency of Issuers, Counterparties, and Intermediaries.

Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.

As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.

If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a Fidelity® fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A Fidelity® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand. A fund may acquire loans by buying an assignment of all or a portion of the loan from a lender or by purchasing a loan participation from a lender or other purchaser of a participation. If permitted, a fund also may originate or otherwise acquire loans directly at the time of the loan's closing.

Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Different types of assets may be used as collateral for a fund's loans and there can be no assurance that a fund will correctly evaluate the value of the assets collateralizing the fund's loans. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In any restructuring or bankruptcy proceedings relating to a borrower funded by a fund, a fund may be required to accept collateral with less value than the amount of the loan made by the fund to the borrower. Direct indebtedness of foreign countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Loans and other types of direct indebtedness (which a fund may originate, acquire or otherwise gain exposure to) may not be readily marketable and may be subject to restrictions on resale. Some indebtedness may be difficult to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a fund’s net asset value than if that value were based on readily available market quotations, and could result in significant variations in a fund’s daily share price. Some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

Direct lending and investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the lender/purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In the event of a default by the borrower, a fund may have difficulty disposing of the assets used as collateral for a loan. In addition, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest. Direct loans are typically not administered by an underwriter or agent bank. The terms of direct loans are negotiated with borrowers in private transactions. Direct loans are not publicly traded and may not have a secondary market.

A fund may seek to dispose of loans in certain cases, to the extent possible, through selling participations in the loan. In that case, a fund would remain subject to certain obligations, which may result in expenses for a fund and certain additional risks.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate lenders/purchasers, including a fund, to make additional cash payments on demand. These commitments may have the effect of requiring a lender/purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

In the process of originating, buying, selling and holding loans, a fund may receive and/or pay certain fees. These fees are in addition to the interest payments received and may include facility, closing or upfront fees, commitment fees and commissions. A fund may receive or pay a facility, closing or upfront fee when it buys or sells a loan. A fund may receive a commitment fee throughout the life of the loan or as long as the fund remains invested in the loan (in addition to interest payments) for any unused portion of a committed line of credit. Other fees received by the fund may include prepayment fees, covenant waiver fees, ticking fees and/or modification fees. Legal fees related to the originating, buying, selling and holding loans may also be borne by the fund (including legal fees to assess conformity of a loan investment with 1940 Act provisions).

When engaging in direct lending, if permitted, a fund’s performance may depend, in part, on the ability of the fund to originate loans on advantageous terms. A fund may compete with other lenders in originating and purchasing loans. Increased competition for, or a diminished available supply of, qualifying loans could result in lower yields on and/or less advantageous terms for such loans, which could reduce fund performance.

For a Fidelity® fund that limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

A fund may also obtain exposure to the lending activities described above indirectly through its investments in underlying Fidelity funds or other vehicles that may engage in such activities directly.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. Such analysis may focus on relative values based on factors such as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer, in an attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Low or Negative Yielding Securities. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including Japan and some European countries, are at or near historically low levels. Japan and those European countries have, from time to time, experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk for the markets as a whole and for the funds. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent a fund is exposed to such interest rates.

Mortgage Securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

On June 3, 2019, under the Federal Housing Finance Agency’s “Single Security Initiative”, Fannie Mae and Freddie Mac will start issuing uniform mortgage-backed securities (UMBS). UMBS will be eligible for delivery into the To-Be-Announced (TBA) market. Each UMBS will have a 55-day remittance cycle and can be used as collateral in either a Fannie Mae® or Freddie Mac® security or held for investment. Freddie Mac’s legacy TBA-eligible securities have a 45-day remittance cycle and will not be directly eligible for delivery in settlement of a UMBS trade. Freddie Mac will offer investors the opportunity to exchange outstanding legacy mortgage-backed securities for mirror UMBS with a 55-day remittance period. The exchange offer includes compensation for the 10-day delay in receipt of payments. A fund’s ability to invest in UMBS to the same degree that the fund currently invests in Fannie Mae and Freddie Mac mortgage-backed securities is uncertain.

While Fannie Mae and Freddie Mac have taken steps for a smooth transition to the issuance of UMBS, the effects of the issuance of UMBS on the mortgage-backed securities and TBA markets are uncertain and there may be factors that affect the timing of the transition to UMBS or the ability of market participants, including a fund, to adapt to the issuance of UMBS. A fund may need to consider the tax and accounting issues raised by investments in UMBS and/or the exchange of legacy Freddie Mac securities for UMBS. Additionally, there could be divergence in prepayment rates of UMBS issued by Fannie Mae and Freddie Mac, which could lead to differences in the prices of Fannie Mae- and Freddie Mac-issued UMBS if Fannie Mae and Freddie Mac fail to align programs, policies and practices that affect prepayments.

The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

A fund may seek to earn additional income by using a trading strategy (commonly known as "mortgage dollar rolls" or "reverse mortgage dollar rolls") that involves selling (or buying) mortgage securities, realizing a gain or loss, and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities that are permissible investments for the fund. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction, a fund is entitled to interest and principal payments on the securities purchased. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

Real Estate Investment Trusts (REITs). REITs issue debt securities to fund the purchase and/or development of commercial properties. The value of these debt securities may be affected by changes in the value of the underlying property owned by the trusts, the creditworthiness of the trusts, interest rates, and tax and regulatory requirements. REITs are dependent upon management skill and the cash flow generated by the properties owned by the trusts. REITs are at the risk of the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.

Restricted Securities (including Private Placements) are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities, including private placements of private and public companies, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage.

Securities Lending. A Fidelity® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate, National Financial Services LLC (NFS). Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity® fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.

The Fidelity® funds have retained agents, including NFS, an affiliate of the funds, to act as securities lending agent. If NFS acts as securities lending agent for a fund, it is subject to the overall supervision of the fund’s adviser, and NFS will administer the lending program in accordance with guidelines approved by the fund’s Trustees.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies,

including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.

A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, the Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.

Special Purpose Acquisition Companies (“SPACs”). A fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool money to seek potential acquisition opportunities. SPACs are collective investment structures formed to raise money in an initial public offering for the purpose of merging with or acquiring one or more operating companies (the “de-SPAC Transaction”). Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. In connection with a de-SPAC Transaction, the SPAC may complete a PIPE (private investment in public equity) offering with certain investors. A fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its de-SPAC Transaction.

Because SPACs do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. An investment in a SPAC is subject to a variety of risks, including that (i) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (ii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (iii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; (iv) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the fund believes is the SPAC interest’s intrinsic value; (v) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of shareholders; (vi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (vii) the warrants or other rights with respect to the SPAC held by a fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (viii) a fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; and (ix) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction.

Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold, but only pursuant to an effective registration statement or other exemption from registration. The securities issued by a SPAC, which are typically traded either in the over-the-counter market or on an exchange, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.

Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

Structured Securities (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.

Temporary Defensive Policies. Fidelity® Series Investment Grade Bond Fund reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.

Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.

If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the fund when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank account overnight. Any risks associated with such an account are investment risks of the fund. The fund faces the risk of loss of these balances if the bank becomes insolvent.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality, sometimes subject to a cap or floor on such rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. For purposes of determining the maximum maturity of a variable or floating rate security, a fund's adviser may take into account normal settlement periods.

In addition to other interbank offered rates (IBORs), the most common benchmark rate for floating rate securities is LIBOR, which is the rate of interest offered on short-term interbank deposits, as determined by trading between major international banks. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other IBORs were susceptible to manipulation. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of U.S. dollar overnight borrowings) and the Sterling Overnight Index Average rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). In March 2021, the United Kingdom’s Financial Conduct Authority and ICE Benchmark Authority formally announced the dates after which the LIBORs will no longer be representative and subsequently cease publication. Certain LIBOR settings will cease publication after the end of 2021. However, the publication of certain other LIBOR settings will continue through at least mid-2023. While various regulators and industry bodies are working globally on transitioning to alternative rates, there remains uncertainty regarding the future utilization of the IBORs and the transition to, and the nature of, replacement rates. As such, the effect of a transition away from the IBORs on a fund and the financial instruments in which it invests cannot yet be determined, and may depend on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts; (ii) the effect of new legislation relating to the discontinuation of LIBOR and the use of replacement rates, and (iii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Such transition may result in a reduction in the value of IBOR-based instruments held by a fund, a reduction in the effectiveness of certain hedging transactions and increased illiquidity and volatility in markets that currently rely on an IBOR to determine interest rates, any of which could adversely impact the fund’s performance.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

A fund may also engage in purchases or sales of "to be announced" or "TBA" securities, which usually are transactions in which a fund buys or sells mortgage-backed securities on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount. TBA trades can be used by a fund for investment purposes in order to gain exposure to certain securities, or for hedging purposes to adjust the risk exposure of a fund portfolio without having to restructure a portfolio. Purchases and sales of TBA securities involve risks similar to those discussed above for other when-issued and forward purchase and sale transactions. In addition, when a fund sells TBA securities, it incurs risks similar to those incurred in short sales. For example, when a fund sells TBA securities without owning or having the right to obtain the deliverable securities, it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. Also, a fund may be unable to purchase the deliverable securities if the corresponding market is illiquid. In such transactions, the fund will set aside liquid assets in an amount sufficient to offset its exposure as long as the fund's obligations are outstanding.

Under the Federal Housing Finance Agency’s “Single Security Initiative” intended to maximize liquidity for both Fannie Mae and Freddie Mac mortgage-backed securities in the TBA market, Fannie Mae and Freddie Mac expect to start issuing UMBS in place of their current separate offerings of TBA-eligible mortgage-backed securities. The effects of the issuance of UMBS on the TBA market are uncertain.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.

Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund’s service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund’s manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

While a fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

PORTFOLIO TRANSACTIONS

Orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Fidelity Management & Research Company LLC (FMR or the Adviser) pursuant to authority contained in the management contract. To the extent that the Adviser grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section. Furthermore, the sub-adviser's trading and associated policies, which may differ from the Adviser's policies, may apply to that fund, subject to applicable law.

The Adviser or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

The fund will not incur any commissions or sales charges when it invests in shares of mutual funds (including any underlying central funds), but it may incur such costs when it invests directly in other types of securities.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.

The Trustees of the fund periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

The Selection of Securities Brokers and Dealers

The Adviser or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) to place or execute the fund’s portfolio securities transactions. In selecting brokers, including affiliates of the Adviser, to execute the fund’s portfolio securities transactions, the Adviser or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to the Adviser’s or its affiliates’ overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund’s portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, the Adviser or its affiliates may choose to execute an order using ECNs, including broker-sponsored algorithms, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors include, but are not limited to, the following: price; costs; the size, nature and type of the order; the speed of execution; financial condition and reputation of the broker; broker specific considerations (e.g.; not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader’s assessment of whether and how closely the broker likely will follow the trader’s instructions to the broker; confidentiality and the potential for information leakage; the nature or existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.

In seeking best execution for portfolio securities transactions, the Adviser or its affiliates may from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. The Adviser or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. Occasionally the Adviser or its affiliates execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of the Adviser or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. The Adviser or its affiliates execute futures transactions verbally and electronically.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of the Adviser) that execute transactions for a fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to the Adviser or its affiliates.

Research Products and Services. These products and services may include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in video and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. The Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement the Adviser's or its affiliates' own research activities in providing investment advice to the fund.

Execution Services. In addition, when permissible under applicable law, brokerage and research products and services include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. Although the Adviser or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they may use commission dollars to obtain certain products or services that are not used exclusively in the Adviser's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, the Adviser or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").

Benefit to the Adviser. The Adviser's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. Therefore, an economic incentive exists for the Adviser or its affiliates to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on the Adviser’s or its affiliates’ funds interest in receiving most favorable execution. The Adviser and its affiliates manage the receipt of brokerage and research products and services and the potential for conflicts through its Commission Uses Program. The Commission Uses Program effectively “unbundles” commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. Those brokers have client commission arrangements (each a CCA) in place with the Adviser and its affiliates (each of those brokers referred to as CCA brokers). In selecting brokers for executing transactions on behalf of the fund, the trading desks through which the Adviser or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the CCA broker provides. Commissions paid to a CCA broker include both an execution commission and a research charge, and while the CCA broker receives the entire commission, it retains the execution commission and either credits or transmits the research portion (also known as “soft dollars,”) to a CCA pool maintained by each CCA broker. Soft dollar credits (credits) accumulated in CCA pools are used to pay research expenses. In some cases, the Adviser or its affiliates may request that a broker which is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid with credits from the CCA pool. The administration of brokerage and research products and services is managed separately from the trading desks, and traders have no responsibility for administering the research program, including the payment for research. The Adviser or its affiliates may use a third-party aggregator to facilitate payments to research providers. Where an aggregator is involved, the aggregator would maintain credits in an account that is segregated from the aggregator’s proprietary assets and the assets of its other clients and use those credits to pay research providers as instructed by the Adviser or its affiliates. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that the Adviser or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to the Adviser or its affiliates or have no explicit cost associated with them. In addition, the Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker’s overall services.

The Adviser's Decision-Making Process. In connection with the allocation of fund brokerage, the Adviser or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to the Adviser or its affiliates, viewed in terms of the particular transaction for the fund or the Adviser's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which the Adviser or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with the fund's brokerage may not benefit all funds and certain funds may receive the benefit of the brokerage and research product or services obtained with other funds’ commissions. As required under applicable laws or fund policy, commissions generated by certain funds may only be used to obtain certain brokerage and research products and services. As a result, certain funds may pay more proportionately of certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each fund continues to be allocated equitably. While the Adviser or its affiliates take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither the Adviser, its affiliates, nor the fund incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, for funds managed by the Adviser or its affiliates outside of the European Union or the United Kingdom, these brokerage and research products and services assist the Adviser or its affiliates in terms of their overall investment responsibilities to the fund or any other investment companies and investment accounts for which the Adviser or its affiliates may have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by the Adviser or its affiliates, and not every fund or investment account uses the brokerage and research products and services that may have been acquired through that fund’s commissions.

Research Contracts. The Adviser or its affiliates have arrangements with certain third-party research providers and brokers through whom the Adviser or its affiliates effect fund trades, whereby the Adviser or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, the Adviser or its affiliates may still cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to the Adviser or its affiliates, or that may be available from another broker. The Adviser's or its affiliates' determination to pay for research products and services separately is wholly voluntary on the Adviser's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Funds Managed within the European Union. The Adviser and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as “MiFID II”, as implemented in the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the FCA), where applicable.

Funds, or portions thereof, that are managed within the United Kingdom by FMR Investment Management (UK) Limited (FMR UK) use research payment accounts (RPAs) to cover costs associated with equity and high income external research that is consumed by those funds or investment accounts in accordance with MiFID II and FCA regulations. With RPAs, funds pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission1. For funds that use an RPA, FMR UK establishes a research budget. The budget is set by first grouping funds or investment accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union or the United Kingdom. In this regard, research budgets are set by research needs and are not otherwise linked to the volume or value of transactions executed on behalf of the fund or investment account. For funds where portions are managed both within and outside of the United Kingdom, external research may be paid using both a CCA and an RPA. Determinations of what is eligible research and how costs are allocated are made in accordance with the Adviser’s and its affiliates’ policies and procedures. Costs for research consumed by funds that use an RPA will be allocated among the funds or investment accounts within defined strategies pro rata based on the assets under management for each fund or investment account. While the research charge paid on behalf of any one fund that uses an RPA varies over time, the overall research charge determined at the fund level on an annual basis will not be exceeded.

FMR UK is responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets will be maintained in accounts at a third-party depository institution, held in the name of FMR UK. FMR UK provides on request, a summary of: (i) the providers paid from the RPA; (ii) the total amount they were paid over a defined period; (iii) the benefits and services received by FMR UK; and (iv) how the total amount spent from the RPA compares to the research budget set for that period, noting any rebate or carryover if residual funds remain in the RPA.

Impacted funds, like those funds that participate in CCA pools, may make payments to a broker that include both an execution commission and a research charge, but unlike CCAs (for which research charges may be retained by the CCA broker and credited to the CCA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA are used to satisfy external research costs consumed by the funds.

If the costs of paying for external research exceed the amount initially agreed in relation to funds in a given strategy, the Adviser or its affiliates may continue to charge those funds or investment accounts beyond the initially agreed amount in accordance with MiFID II, continue to acquire external research for the funds or investment accounts using its own resources, or cease to purchase external research for those funds or investment accounts until the next annual research budget. If assets for specific funds remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year’s research charges for those funds or rebated to those funds.

Funds managed by FMR UK that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FMR UK and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMR UK portfolio managers that manage fixed income funds or investment accounts in any manner inconsistent with MiFID II and FCA regulations.

1The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would be permissible under Section 28(e) of the Securities Exchange Act of 1934 by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage products and services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered "commissions" for Section 28(e) purposes.

Commission Recapture

From time to time, the Adviser or its affiliates engages in brokerage transactions with brokers (who are not affiliates of the Adviser) who have entered into arrangements with the Adviser or its affiliates under which the broker may rebate a portion of the compensation paid by a fund (commission recapture). Not all brokers with whom the fund trades have been asked to participate in brokerage commission recapture.

Affiliated Transactions

The Adviser or its affiliates place trades with certain brokers, including NFS, through its Fidelity Capital Markets (FCM) division, and Luminex Trading & Analytics LLC (Luminex), with whom they are under common control or otherwise affiliated, provided the Adviser or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the fund and subject to other applicable law. In addition, from time to time, the Adviser or its affiliates place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent.

Trades may be executed through alternative trading systems or national securities exchanges in which the Adviser or its affiliates have an interest. Any decision to execute a trade through an alternative trading system or exchange in which the Adviser or its affiliates have an interest would be made in accordance with applicable law, including best execution obligations. For trades placed on such a system or exchange, not limited to ones in which the Adviser or its affiliates may have an ownership interest, the Adviser or its affiliates may benefit in the form of increased valuation(s) of its equity interest, where it has an ownership interest, or other remuneration, including rebates.

The Trustees of the fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

Non-U.S. Securities Transactions

To facilitate trade settlement and related activities in non-U.S. securities transactions, the Adviser or its affiliates effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions are effected on behalf of funds by parties other than the Adviser or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.

Trade Allocation

Although the Trustees and officers of the fund are substantially the same as those of certain other Fidelity® funds, investment decisions for the fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by the Adviser to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.

Commissions Paid A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

The following table shows the fund's portfolio turnover rate for the fiscal periods ended August 31, 2021 and 2020. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Adviser's investment outlook, as well as changes in mortgage dollar roll transaction volume.

Turnover Rates	2021	2020
Fidelity® Series Investment Grade Bond Fund	248%	259%

During the fiscal year ended August 31, 2021, the fund held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by the fund as of the fiscal year ended August 31, 2021.

Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
Fidelity® Series Investment Grade Bond Fund	Bank of America Corp.	$ 356,937,981
	Barclays PLC	$ 187,744,399
	Citigroup, Inc.	$ 402,881,348
	Credit Suisse Group	$ 268,903,123
	Deutsche Bank AG	$ 183,384,752
	Goldman Sachs Group, Inc.	$ 595,063,189
	JPMorgan Chase & Co.	$ 342,822,897
	Morgan Stanley	$ 529,316,731

The following table shows the total amount of brokerage commissions paid by the fund, comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal years ended August 31, 2021, 2020, and 2019. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.

Fund	Fiscal Year Ended	Dollar Amount	Percentage of Average Net Assets
Fidelity® Series Investment Grade Bond Fund	August 31
	2021	$236,440	0.00%
	2020	$309,698	0.00%
	2019	$198,140	0.00%

During the fiscal year ended August 31, 2021, the fund paid no brokerage commissions to firms for providing research or brokerage services.

During the twelve-month period ended June 30, 2021, the fund did not allocate brokerage commissions to firms for providing research or brokerage services.

VALUATION

The NAV is the value of a single share. NAV is computed by adding the value of a fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Board of Trustees has ultimate responsibility for pricing, but has delegated day-to-day valuation responsibilities to FMR. FMR has established the FMR Fair Value Committee (the Committee) to fulfill these responsibilities.

Shares of open-end investment companies (including any underlying central funds) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies.

Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying central fund, are valued as follows:

Most equity securities are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.

Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.

Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.

Prices described above are obtained from pricing services that have been approved by the Board of Trustees. A number of pricing services are available and the funds may use more than one of these services. The funds may also discontinue the use of any pricing service at any time. The fund's adviser engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.

Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.

Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading.

In determining the fair value of a private placement security for which market quotations are not available, the Committee generally applies one or more valuation methods including the market approach, income approach and cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The fund's adviser reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the fund’s investments and ratifies the fair value determinations of the Committee.

BUYING AND SELLING INFORMATION

The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.

The fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. The fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES

Dividends. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders or the long-term capital gains tax rates available to individuals. Short-term capital gains are taxable at ordinary income tax rates. A portion of the fund's dividends may be exempt from state and local taxation to the extent that they are derived from certain U.S. Government securities and meet certain requirements. Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).

Capital Gain Distributions. Unless your shares of the fund are held in a tax-advantaged retirement plan, the fund's long-term capital gain distributions, including amounts attributable to an underlying fund's long-term capital gain distributions, are federally taxable to shareholders generally as capital gains.

The following table shows the fund's aggregate capital loss carryforward as of August 31, 2021, which is available to offset future capital gains. A fund's ability to utilize its capital loss carryforwards in a given year or in total may be limited.

Fund Name	Fidelity® Series Investment Grade Bond Fund
Capital Loss Carryforward (CLC)	$96,361,223

Returns of Capital. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold in taxable accounts.

Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by the fund with respect to foreign securities held directly by the fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by the fund. Because the fund does not currently anticipate that securities of foreign issuers or underlying regulated investment companies will constitute more than 50% of its total assets at the end of its fiscal year, or fiscal quarter, respectively, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 178 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

* Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Standing Committees of the Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has four standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Kenneally currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates, including matters involving potential claims of one or more funds (e.g. for reimbursements of expenses or losses) against FMR, and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds' Chief Compliance Officer (CCO). The committee (i) serves as a primary point of contact (generally after the Independent Trustee who serves as a liaison for the CCO) for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO's compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO. During the fiscal year ended August 31, 2021, the committee held 12 meeting(s).

The Audit Committee is composed of all of the Independent Trustees, with Ms. Acton currently serving as Chair. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair or a majority of committee members. The committee meets separately, at least annually, with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds' outside auditors, and with the funds' CCO. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process from the funds' Treasurer and outside auditors and will oversee the resolution of any disagreements concerning financial reporting among applicable parties. The committee will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' outside auditor, internal audit personnel of FMR LLC and legal counsel, as appropriate, matters related to the audits of the funds' financial statements. The committee will discuss regularly and oversee the review of the internal controls of the funds and their service providers with respect to accounting, financial matters and risk management programs related to the funds. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended August 31, 2021, the committee held four meeting(s).

The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Murray currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee reviews and approves annually Fair Value Committee Policies recommended by the FMR Fair Value Committee and oversees particular valuations or fair valuation methodologies employed by the FMR Fair Value Committee as circumstances may require. The Committee also reviews actions taken by the FMR Fair Value Committee. The Committee does not oversee the day-to-day operational aspects of the valuation and calculation of the net asset value of the funds, which have been delegated to the FMR Fair Value Committee and Fidelity Service Company, Inc. (FSC). During the fiscal year ended August 31, 2021, the committee held six meeting(s).

The Governance and Nominating Committee is composed of Messrs. Kenneally (Chair) and Gartland (Vice Chair), and Ms. Acton. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It monitors the performance of legal counsel employed by both the funds and the Independent Trustees. The committee will engage and oversee any counsel utilized by the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee also approves Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee oversees compliance with the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee reviews the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "recommended practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended August 31, 2021, the committee held ten meeting(s).

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2020.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	JonathanChiel	Abigail P.Johnson	JenniferToolin McAuliffe
Fidelity® Series Investment Grade Bond Fund	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000

Independent Trustees
DOLLAR RANGE OF FUND SHARES	Elizabeth S.Acton	Ann E.Dunwoody	JohnEngler	Robert F.Gartland
Fidelity® Series Investment Grade Bond Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Arthur E.Johnson	Michael E.Kenneally	Marie L.Knowles	Mark A.Murray
Fidelity® Series Investment Grade Bond Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended August 31, 2021, or calendar year ended December 31, 2020, as applicable.

Compensation Table(1)
AGGREGATE COMPENSATION FROM A FUND	Elizabeth S.Acton	Ann E.Dunwoody	JohnEngler	Robert F.Gartland
Fidelity® Series Investment Grade Bond Fund	$10,710	$9,871	$9,871	$10,186
TOTAL COMPENSATION FROM THE FUND COMPLEX(2)	$513,000	$471,500	$471,500	$484,000
AGGREGATE COMPENSATION FROM A FUND	Robert W.Helm(3)	Arthur E.Johnson	Michael E.Kenneally	Marie L.Knowles
Fidelity® Series Investment Grade Bond Fund	$2,456	$12,283	$11,235	$10,553
TOTAL COMPENSATION FROM THE FUND COMPLEX(2)	--	$584,000	$534,000	$498,500
AGGREGATE COMPENSATION FROM A FUND	Mark A.Murray
Fidelity® Series Investment Grade Bond Fund	$9,871
TOTAL COMPENSATION FROM THE FUND COMPLEX(2)	$471,500

(1) Jonathan Chiel, Abigail P. Johnson, and Jennifer Toolin McAuliffe are interested persons and are compensated by Fidelity.

(2) Reflects compensation received for the calendar year ended December 31, 2020 for 280 funds of 31 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Elizabeth S. Acton, $120,000; Ann E. Dunwoody, $245,099; Robert F. Gartland, $180,000; Michael E. Kenneally $120,000; and Mark A. Murray, $245,099.

(3) Mr. Helm serves as a Member of the Advisory Board of Fidelity Salem Street Trust effective June 1, 2021.

As of August 31, 2021, 100% of the fund's total outstanding shares was held by Fidelity® funds and Fidelity managed 529 plans, as applicable. As of August 31, 2021, the Trustees, Members of the Advisory Board (if any), and officers of the fund owned, in the aggregate, less than 1% of each class's total outstanding shares, with respect to the fund.

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, FMR UK, Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

FMR, FMR UK, FMR H.K., FMR Japan, Fidelity Distributors Company LLC (FDC), and the fund have adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees' fiduciary responsibilities regarding the fund, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the code of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.

MANAGEMENT CONTRACT

The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and compensates all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. Under the terms of the fund's management contract, FMR or an affiliate is responsible for payment of all expenses involved in the operation of the fund, including all expenses allocable at the fund level, except the following: (i) transfer agent fees, Rule 12b-1 fees and other expenses allocable at the class level; (ii) interest and taxes; (iii) costs in connection with the purchase or sale of securities and other investment instruments; (iv) fees and expenses of the trust’s Trustees other than those who are “interested persons” of the trust or of FMR; (v) custodian fees and expenses; (vi) expenses of printing and mailing proxy materials to shareholders of the fund; (vii) all other expenses incidental to holding meetings of the fund’s shareholders, including proxy solicitations therefor; and (viii) such non-recurring and/or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the trust’s Trustees and officers with respect thereto. The fund shall pay its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable.

Management Fee.

The fund does not pay a management fee to FMR for the services rendered.

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns and yield, and repayment of the reimbursement will decrease returns and yield.

Sub-Advisers - FMR UK, FMR H.K., and FMR Japan. On behalf of the fund, FMR has entered into sub-advisory agreements with FMR H.K. and FMR Japan. On behalf of the fund, FMR has entered into a sub-advisory agreement with FMR UK. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services). FMR or an affiliate, and not the fund, pays the sub-advisers.

Celso Munoz is co-manager of Fidelity® Series Investment Grade Bond Fund and receives compensation for those services. Ford O’Neil is co-manager of Fidelity® Series Investment Grade Bond Fund and receives compensation for those services. As of August 31, 2021, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other FMR taxable bond funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portion of each portfolio manager’s bonus that is linked to the investment performance of Fidelity® Series Investment Grade Bond Fund is based on the pre-tax investment performance of the fund measured against the Bloomberg U.S. Aggregate Bond Index. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. A portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients’) respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FMR or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR’s and its affiliates’ client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.

A conflict of interest situation is presented when FMR or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FMR investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FMR for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FMR has adopted policies and procedures and maintains a compliance program designed to help manage such actual and potential conflicts of interest.

The following table provides information relating to other accounts managed by Mr. Munoz as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	8	3	10
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$109,437	$8,301	$7,372
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Series Investment Grade Bond Fund ($40,176 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Series Investment Grade Bond Fund beneficially owned by Mr. Munoz was none.

The following table provides information relating to other accounts managed by Mr. O'Neil as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	13	10	7
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$134,246	$11,925	$3,460
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Series Investment Grade Bond Fund ($40,176 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Series Investment Grade Bond Fund beneficially owned by Mr. O’Neil was none.

PROXY VOTING GUIDELINES

Fidelity® Funds' Proxy Voting Guidelines

I. Introduction

These guidelines are intended to help Fidelity’s customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 70 years. In particular, these guidelines are animated by two fundamental principles: 1) putting first the long-term interests of our customers and fund shareholders; and 2) investing in companies that share our approach to creating value over the long-term. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.

In evaluating proxies, we recognize that companies can conduct themselves in ways that have important environmental and social consequences. While Fidelity always remains focused on maximizing long-term shareholder value, we also consider potential environmental, social and governance (ESG) impacts that we believe are material to individual companies and investing funds' investment objectives and strategies.

Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.

II. Board of Directors and Corporate Governance

Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders’ rights. The following general guidelines are intended to reflect these proxy voting principles.

A. Election of Directors

Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.

Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:

1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.

2. There are no women on the board or if a board of ten or more members has fewer than two women directors.

3. The director is a public company CEO who sits on more than two unaffiliated public company boards.

Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:

1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.

3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.

B. Contested Director Elections

On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds’ assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:

1. Management’s track record and strategic plan for enhancing shareholder value;

2. The long-term performance of the company compared to its industry peers; and

3. The qualifications of the shareholder’s and management’s nominees.

Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.

C. Cumulative Voting Rights

Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.

D. Classified Boards

A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board’s adoption of a classified board structure and support declassification of existing boards.

E. Independent Chairperson

In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.

F. Majority Voting in Director Elections

In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company’s board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.

G. Proxy Access

Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company’s proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company’s shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.

H. Indemnification of Directors and Officers

In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).

III. Compensation

Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.

A. Equity Compensation Plans

Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:

1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate (“burn rate”) considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.

2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.

3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

As to stock option plans, considerations include the following:

1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

2. Re-pricing: An “out-of-the-money” (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.

Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:

1. Whether the proposal excludes senior management and directors;

2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3. The company's relative performance compared to other companies within the relevant industry or industries;

4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.

B. Employee Stock Purchase Plans

These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing “best practices” in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.

IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote

Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:

- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;

- The alignment of executive compensation and company performance relative to peers; and

- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.

A. Compensation Committee

Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.

Fidelity will oppose the election of directors on the compensation committees if:

1. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.

2. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:

a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or

b) Adopted or extended a golden parachute.

B. Executive Severance Agreements

Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as “golden parachutes.” Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

V. Environmental and Social Issues

Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate environmental and social issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund's investment objective and strategies.

Fidelity generally considers management’s recommendation and current practice when voting on shareholder proposals concerning environmental or social issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Therefore, Fidelity may support shareholder proposals that request additional disclosures from companies regarding environmental or social issues, including where it believes that the proposed disclosures could provide meaningful information to the investment management process without unduly burdening the company. This means that Fidelity may support shareholder proposals calling for reports on sustainability, renewable energy, and environmental impact issues. Fidelity also may support proposals on issues in other areas, including but not limited to equal employment, board diversity and workforce diversity.

VI. Anti-Takeover Provisions and Shareholders Rights Plans

Fidelity generally will oppose a proposal to adopt an anti-takeover provision.

Anti-takeover provisions include:

- classified boards;

- “blank check” preferred stock (whose terms and conditions may be expressly determined by the company’s board, for example, with differential voting rights);

- golden parachutes;

- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);

- poison pills;

- restricting the right to call special meetings;

- provisions restricting the right of shareholders to set board size; and

- any other provision that eliminates or limits shareholder rights.

A. Shareholders Rights Plans (“poison pills”)

Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.

Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:

1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;

2. Is integral to a business strategy that is expected to result in greater value for the shareholders;

3. Requires shareholder approval to be reinstated upon expiration or if amended;

4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and

5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.

Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.

B. Shareholder Ability to Call a Special Meeting

Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.

C. Shareholder Ability to Act by Written Consent

Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.

D. Supermajority Shareholder Vote Requirement

Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

VII. Anti-Takeover Provisions and Director Elections

Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.

Fidelity will consider supporting the election of directors with respect to poison pills if:

- All of the poison pill’s features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.

- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.

- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

VIII. Capital Structure and Incorporation

These guidelines are designed to protect shareholders’ value in the companies in which the Fidelity funds invest. To the extent a company’s management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.

A. Increases in Common Stock

Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.

In the case of REITs, however, Fidelity will oppose a provision to increase the REIT’s authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.

B. Multi-Class Share Structures

Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

C. Incorporation or Reincorporation in another State or Country

Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

IX. Shares of Fidelity Funds, ETFs, or other non-Fidelity Mutual Funds and ETFs

When a Fidelity fund invests in an underlying Fidelity fund with public shareholders, an exchange traded fund (ETF), or fund that is not affiliated, Fidelity will vote in the same proportion as all other voting shareholders of the underlying fund (this is known as “echo voting”). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals.

X. Foreign Markets

Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.

XI. Securities on Loan

Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.

XII. Avoiding Conflicts of Interest

Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.

Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.

XIII. Conclusion

Since its founding more than 70 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.

Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.

Glossary

• Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.

- For a large-capitalization company, burn rate higher than 1.5%.

- For a small-capitalization company, burn rate higher than 2.5%.

- For a micro-capitalization company, burn rate higher than 3.5%.

• Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

• Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.

• Micro-capitalization company means a company with market capitalization under US $300 million.

• Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.

• Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

The fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved a Distribution and Service Plan with respect to shares of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows shares of the fund and/or FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.

The Plan adopted for the fund is described in the prospectus.

Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, the Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for shares of the fund.

Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by shares of the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

FDC or an affiliate may compensate, or upon direction make payments for certain retirement plan expenses to intermediaries. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, and other factors. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. Certain of the payments described above may be significant to an intermediary. As permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

The fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for providing recordkeeping and administrative services to plan participants or for providing other services to retirement plans. Please see "Transfer and Service Agent Agreements" in this statement of additional information (SAI) for more information.

FDC or an affiliate may also make payments to banks, broker-dealers and other service-providers (who may be affiliated with FDC) for distribution-related activities and/or shareholder services. If you have purchased shares of the fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund over others offered by competing fund families, or retirement plan sponsors may take these payments into account when deciding whether to include a fund as a plan investment option.

TRANSFER AND SERVICE AGENT AGREEMENTS

The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.

For providing transfer agency services, FIIOC receives no fees from the fund.

FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

The fund has entered into a service agent agreement with FSC, an affiliate of FMR (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives no fee from the fund.

FMR bears the cost of pricing and bookkeeping services under the terms of its management contract with the fund.

SECURITIES LENDING

During the fiscal year, the securities lending agent, or the investment adviser (where the fund does not use a securities lending agent) monitors loan opportunities for the fund, negotiates the terms of the loans with borrowers, monitors the value of securities on loan and the value of the corresponding collateral, communicates with borrowers and the fund's custodian regarding marking to market the collateral, selects securities to be loaned and allocates those loan opportunities among lenders, and arranges for the return of the loaned securities upon the termination of the loan. Income and fees from securities lending activities for the fiscal year ended August 31, 2021, are shown in the following table:

Security Lending Activities	Fund(s)
Fidelity® Series Investment Grade Bond Fund
Gross income from securities lending activities	$1,079,904
Fees paid to securities lending agent from a revenue split	0
Administrative fees	0
Rebate (paid to borrower)	77,319
Other fees not included in the revenue split (lending agent fees to NFS)	105,305
Aggregate fees/compensation for securities lending activities	182,624
Net income from securities lending activities	897,280

A fund does not pay cash collateral management fees, separate indemnification fees, or other fees not reflected above.

DESCRIPTION OF THE TRUST

Trust Organization. Fidelity® Series Investment Grade Bond Fund is a fund of Fidelity Salem Street Trust, an open-end management investment company created under an initial declaration of trust dated September 5, 1984. The Trustees are permitted to create additional funds in the trust and to create additional classes of the fund.

The assets of the trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.

Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

Voting Rights. Each fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. The Bank of New York Mellon, 1 Wall Street, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies. From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR or an affiliate. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of the fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for the fund and provides other audit, tax, and related services.

FUND HOLDINGS INFORMATION

The fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.

The fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after month-end).

Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.

The fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of the fund’s portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of the fund.

FMR’s Disclosure Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity fund prior to such fund’s public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.

Disclosure of non-public portfolio holdings information for a Fidelity fund’s portfolio may only be provided pursuant to the guidelines below.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: the fund's trustees; the fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by the fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by FMR, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Standard & Poor's Ratings Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day); and Bloomberg, L.P. (full holdings daily, on the next business day).

FMR, its affiliates, or the fund will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the fund's SAI.

There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

FINANCIAL STATEMENTS

The fund's financial statements and financial highlights for the fiscal year ended August 31, 2021, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies (such as central funds or other underlying funds) in which the fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

APPENDIX

Fidelity and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

Fidelity Flex® Funds

Fund	Ticker
Fidelity Flex® Conservative Income Bond Fund	FJTDX

Fund of Fidelity Salem Street Trust

STATEMENT OF  ADDITIONAL INFORMATION

October 30, 2021

This statement of additional information (SAI) is not a prospectus. Portions of the fund's annual report are incorporated herein. The annual report is supplied with this SAI.

To obtain a free additional copy of the prospectus or SAI, dated October 30, 2021, or an annual report, please call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) or visit Fidelity's web site at www.fidelity.com (for managed account clients) or www.401k.com (for retirement plan participants).

ZCI-PTB-1021
1.9887605.105

245 Summer Street, Boston, MA 02210

INVESTMENT POLICIES AND LIMITATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING, SELLING, AND EXCHANGING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACT
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT AGREEMENTS
SECURITIES LENDING
DESCRIPTION OF THE TRUST
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are the fund's fundamental investment limitations set forth in their entirety.

Diversification

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Senior Securities

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

The fund may not borrow money, except that the fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and (ii) engage in reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33 1/3% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund will invest more than 25% of its total assets in the financial services industry.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Fidelity Management & Research Company LLC (FMR) looks through to the U.S. Government securities.

For purposes of the fund's concentration limitation discussed above, FMR deems the financial services industry to include the group of industries within the financial services sector.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in any Fidelity® money market central fund, FMR looks through to the holdings of the central fund.

For purposes of the fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.

Real Estate

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Short Sales

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts, options, and swaps are not deemed to constitute selling securities short.

Margin Purchases

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

In addition to the fund's fundamental and non-fundamental investment limitations discussed above:

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

The following pages contain more detailed information about types of instruments in which the fund may invest, techniques the fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. The fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, the fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.

On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "an adviser" or "the adviser" may relate to the fund's adviser or a sub-adviser, as applicable.

Affiliated Bank Transactions. A Fidelity® fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Collateralized Loan Obligations (CLO) are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses. For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO trust typically have higher ratings and lower yields than their underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by a fund as illiquid securities, however an active dealer market may exist allowing them to qualify for Rule 144A transactions.

Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity® funds and other advisory clients only) shares of Fidelity® central funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity® funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees. The investment results of the portions of a Fidelity® fund's assets invested in the central funds will be based upon the investment results of those funds.

Commodity Futures Trading Commission (CFTC) Notice of Exclusion. The Adviser, on behalf of the Fidelity® fund to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. However, the CFTC has adopted certain rule amendments that significantly affect the continued availability of this exclusion, and may subject advisers to funds to regulation by the CFTC. As of the date of this SAI, the adviser does not expect to register as a CPO of the fund. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.

Disruption to Financial Markets and Related Government Intervention. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of events such as the 2008 economic downturn led the U.S. Government and other governments to take a number of then-unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments in unpredictable ways.

Similarly, widespread disease including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent a fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact a fund's ability to achieve its investment objective, and (iii) may exacerbate the risks discussed elsewhere in a fund’s registration statement, including political, social, and economic risks.

The value of a fund's portfolio is also generally subject to the risk of future local, national, or global economic or natural disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it remains uncertain that the U.S. Government or foreign governments will intervene in response to current or future market disturbances and the effect of any such future intervention cannot be predicted.

Dollar-Weighted Average Maturity is derived by multiplying the value of each security by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

Under certain circumstances, a fund may invest in nominally long-term securities that have maturity shortening features of shorter-term securities, and the maturities of these securities may be deemed to be earlier than their ultimate maturity dates by virtue of an existing demand feature or an adjustable interest rate. Under other circumstances, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. The maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

Duration is a measure of a bond's price sensitivity to a change in its yield. For example, if a bond has a 5-year duration and its yield rises 1%, the bond's value is likely to fall about 5%. Similarly, if a bond fund has a 5-year average duration and the yield on each of the bonds held by the fund rises 1%, the fund's value is likely to fall about 5%. For funds with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance will likely differ from the example.

Exposure to Foreign and Emerging Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, a fund's adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Funds of Funds and Other Large Shareholders. Certain Fidelity® funds and accounts (including funds of funds) invest in other funds ("underlying funds") and, as a result, may at times have substantial investments in one or more underlying funds.

An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund's shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund's shares.

When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time.

Fund's Rights as an Investor. Fidelity® funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. A fund's proxy voting guidelines are included in its SAI.

Futures. The success of any strategy involving futures depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies.

The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). In addition, some currently available futures contracts are based on Eurodollars. Positions in Eurodollar futures reflect market expectations of forward levels of three-month London Interbank Offered Rate (LIBOR) rates. Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant, when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's net asset value per share (NAV). The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the futures commission merchant of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the futures commission merchant's other customers, potentially resulting in losses to the fund. A fund is also required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Hybrid and Preferred Securities. A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.

The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.

Illiquid Investments

means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund. Illiquid securities may include (1) repurchase agreements maturing in more than seven days without demand/redemption features, (2) OTC options and certain other derivatives, (3) private placements, (4) securities traded on markets and exchanges with structural constraints, and (5) loan participations.

Under the supervision of the Board of Trustees, a Fidelity® fund's adviser classifies the liquidity of the fund's investments and monitors the extent of funds’ illiquid investments.

Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.

Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment’s liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund’s investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.

Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.

On August 5, 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States one level to "AA+" from "AAA." While Standard & Poor's Ratings Services affirmed the United States' short-term sovereign credit rating as "A-1+," there is no guarantee that Standard & Poor's Ratings Services will not decide to lower this rating in the future. Standard & Poor's Ratings Services stated that its decision was prompted by its view on the rising public debt burden and its perception of greater policymaking uncertainty. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by Standard & Poor's Ratings Services decisions to downgrade the long-term sovereign credit rating of the United States.

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.

Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Insolvency of Issuers, Counterparties, and Intermediaries.

Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.

As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.

If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a Fidelity® fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A Fidelity® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Low or Negative Yielding Securities. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including Japan and some European countries, are at or near historically low levels. Japan and those European countries have, from time to time, experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk for the markets as a whole and for the funds. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent a fund is exposed to such interest rates.

Money Market Securities are high-quality, short-term obligations. Money market securities may be structured to be, or may employ a trust or other form so that they are, eligible investments for money market funds. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If a structure fails to function as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by certain structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by a fund.

Mortgage Securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

On June 3, 2019, under the Federal Housing Finance Agency’s “Single Security Initiative”, Fannie Mae and Freddie Mac will start issuing uniform mortgage-backed securities (UMBS). UMBS will be eligible for delivery into the To-Be-Announced (TBA) market. Each UMBS will have a 55-day remittance cycle and can be used as collateral in either a Fannie Mae® or Freddie Mac® security or held for investment. Freddie Mac’s legacy TBA-eligible securities have a 45-day remittance cycle and will not be directly eligible for delivery in settlement of a UMBS trade. Freddie Mac will offer investors the opportunity to exchange outstanding legacy mortgage-backed securities for mirror UMBS with a 55-day remittance period. The exchange offer includes compensation for the 10-day delay in receipt of payments. A fund’s ability to invest in UMBS to the same degree that the fund currently invests in Fannie Mae and Freddie Mac mortgage-backed securities is uncertain.

While Fannie Mae and Freddie Mac have taken steps for a smooth transition to the issuance of UMBS, the effects of the issuance of UMBS on the mortgage-backed securities and TBA markets are uncertain and there may be factors that affect the timing of the transition to UMBS or the ability of market participants, including a fund, to adapt to the issuance of UMBS. A fund may need to consider the tax and accounting issues raised by investments in UMBS and/or the exchange of legacy Freddie Mac securities for UMBS. Additionally, there could be divergence in prepayment rates of UMBS issued by Fannie Mae and Freddie Mac, which could lead to differences in the prices of Fannie Mae- and Freddie Mac-issued UMBS if Fannie Mae and Freddie Mac fail to align programs, policies and practices that affect prepayments.

The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

A fund may seek to earn additional income by using a trading strategy (commonly known as "mortgage dollar rolls" or "reverse mortgage dollar rolls") that involves selling (or buying) mortgage securities, realizing a gain or loss, and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities that are permissible investments for the fund. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction, a fund is entitled to interest and principal payments on the securities purchased. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

Municipal Securities are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities. They may be issued in anticipation of future revenues and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The value of some or all municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders. A municipal security may be owned directly or through a participation interest.

Put Features entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. In exchange for this benefit, a fund may accept a lower interest rate. Securities with put features are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.

Real Estate Investment Trusts (REITs). REITs issue debt securities to fund the purchase and/or development of commercial properties. The value of these debt securities may be affected by changes in the value of the underlying property owned by the trusts, the creditworthiness of the trusts, interest rates, and tax and regulatory requirements. REITs are dependent upon management skill and the cash flow generated by the properties owned by the trusts. REITs are at the risk of the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.

Restricted Securities (including Private Placements) are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities, including private placements of private and public companies, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage.

Securities Lending. A Fidelity® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate, National Financial Services LLC (NFS). Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity® fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.

The Fidelity® funds have retained agents, including NFS, an affiliate of the funds, to act as securities lending agent. If NFS acts as securities lending agent for a fund, it is subject to the overall supervision of the fund’s adviser, and NFS will administer the lending program in accordance with guidelines approved by the fund’s Trustees.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies,

including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.

A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, the Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.

Special Purpose Acquisition Companies (“SPACs”). A fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool money to seek potential acquisition opportunities. SPACs are collective investment structures formed to raise money in an initial public offering for the purpose of merging with or acquiring one or more operating companies (the “de-SPAC Transaction”). Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. In connection with a de-SPAC Transaction, the SPAC may complete a PIPE (private investment in public equity) offering with certain investors. A fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its de-SPAC Transaction.

Because SPACs do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. An investment in a SPAC is subject to a variety of risks, including that (i) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (ii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (iii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; (iv) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the fund believes is the SPAC interest’s intrinsic value; (v) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of shareholders; (vi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (vii) the warrants or other rights with respect to the SPAC held by a fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (viii) a fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; and (ix) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction.

Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold, but only pursuant to an effective registration statement or other exemption from registration. The securities issued by a SPAC, which are typically traded either in the over-the-counter market or on an exchange, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.

Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

Temporary Defensive Policies. Fidelity Flex® Conservative Income Bond Fund reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.

Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.

If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the fund when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank account overnight. Any risks associated with such an account are investment risks of the fund. The fund faces the risk of loss of these balances if the bank becomes insolvent.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality, sometimes subject to a cap or floor on such rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. For purposes of determining the maximum maturity of a variable or floating rate security, a fund's adviser may take into account normal settlement periods.

In addition to other interbank offered rates (IBORs), the most common benchmark rate for floating rate securities is LIBOR, which is the rate of interest offered on short-term interbank deposits, as determined by trading between major international banks. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other IBORs were susceptible to manipulation. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of U.S. dollar overnight borrowings) and the Sterling Overnight Index Average rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). In March 2021, the United Kingdom’s Financial Conduct Authority and ICE Benchmark Authority formally announced the dates after which the LIBORs will no longer be representative and subsequently cease publication. Certain LIBOR settings will cease publication after the end of 2021. However, the publication of certain other LIBOR settings will continue through at least mid-2023. While various regulators and industry bodies are working globally on transitioning to alternative rates, there remains uncertainty regarding the future utilization of the IBORs and the transition to, and the nature of, replacement rates. As such, the effect of a transition away from the IBORs on a fund and the financial instruments in which it invests cannot yet be determined, and may depend on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts; (ii) the effect of new legislation relating to the discontinuation of LIBOR and the use of replacement rates, and (iii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Such transition may result in a reduction in the value of IBOR-based instruments held by a fund, a reduction in the effectiveness of certain hedging transactions and increased illiquidity and volatility in markets that currently rely on an IBOR to determine interest rates, any of which could adversely impact the fund’s performance.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

Under the Federal Housing Finance Agency’s “Single Security Initiative” intended to maximize liquidity for both Fannie Mae and Freddie Mac mortgage-backed securities in the TBA market, Fannie Mae and Freddie Mac expect to start issuing UMBS in place of their current separate offerings of TBA-eligible mortgage-backed securities. The effects of the issuance of UMBS on the TBA market are uncertain.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.

Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund’s service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund’s manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

While a fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

PORTFOLIO TRANSACTIONS

Orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Fidelity Management & Research Company LLC (FMR or the Adviser) pursuant to authority contained in the management contract. To the extent that the Adviser grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section. Furthermore, the sub-adviser's trading and associated policies, which may differ from the Adviser's policies, may apply to that fund, subject to applicable law.

The Adviser or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

The fund will not incur any commissions or sales charges when it invests in shares of mutual funds (including any underlying central funds), but it may incur such costs when it invests directly in other types of securities.

Purchases and sales of equity securities on a securities exchange or over-the-counter (OTC) are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.

The Trustees of the fund periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

The Selection of Securities Brokers and Dealers

The Adviser or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) to place or execute the fund’s portfolio securities transactions. In selecting brokers, including affiliates of the Adviser, to execute the fund’s portfolio securities transactions, the Adviser or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to the Adviser’s or its affiliates’ overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund’s portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, the Adviser or its affiliates may choose to execute an order using ECNs, including broker-sponsored algorithms, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors include, but are not limited to, the following: price; costs; the size, nature and type of the order; the speed of execution; financial condition and reputation of the broker; broker specific considerations (e.g.; not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader’s assessment of whether and how closely the broker likely will follow the trader’s instructions to the broker; confidentiality and the potential for information leakage; the nature or existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.

In seeking best execution for portfolio securities transactions, the Adviser or its affiliates may from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. The Adviser or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. Occasionally the Adviser or its affiliates execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of the Adviser or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. The Adviser or its affiliates execute futures transactions verbally and electronically.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of the Adviser) that execute transactions for a fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to the Adviser or its affiliates.

Research Products and Services. These products and services may include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in video and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. The Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement the Adviser's or its affiliates' own research activities in providing investment advice to the fund.

Execution Services. In addition, when permissible under applicable law, brokerage and research products and services include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. Although the Adviser or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they may use commission dollars to obtain certain products or services that are not used exclusively in the Adviser's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, the Adviser or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").

Benefit to the Adviser. The Adviser's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. Therefore, an economic incentive exists for the Adviser or its affiliates to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on the Adviser’s or its affiliates’ funds interest in receiving most favorable execution. The Adviser and its affiliates manage the receipt of brokerage and research products and services and the potential for conflicts through its Commission Uses Program. The Commission Uses Program effectively “unbundles” commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. Those brokers have client commission arrangements (each a CCA) in place with the Adviser and its affiliates (each of those brokers referred to as CCA brokers). In selecting brokers for executing transactions on behalf of the fund, the trading desks through which the Adviser or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the CCA broker provides. Commissions paid to a CCA broker include both an execution commission and a research charge, and while the CCA broker receives the entire commission, it retains the execution commission and either credits or transmits the research portion (also known as “soft dollars,”) to a CCA pool maintained by each CCA broker. Soft dollar credits (credits) accumulated in CCA pools are used to pay research expenses. In some cases, the Adviser or its affiliates may request that a broker which is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid with credits from the CCA pool. The administration of brokerage and research products and services is managed separately from the trading desks, and traders have no responsibility for administering the research program, including the payment for research. The Adviser or its affiliates may use a third-party aggregator to facilitate payments to research providers. Where an aggregator is involved, the aggregator would maintain credits in an account that is segregated from the aggregator’s proprietary assets and the assets of its other clients and use those credits to pay research providers as instructed by the Adviser or its affiliates. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that the Adviser or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to the Adviser or its affiliates or have no explicit cost associated with them. In addition, the Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker’s overall services.

The Adviser's Decision-Making Process. In connection with the allocation of fund brokerage, the Adviser or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to the Adviser or its affiliates, viewed in terms of the particular transaction for the fund or the Adviser's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which the Adviser or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with the fund's brokerage may not benefit all funds and certain funds may receive the benefit of the brokerage and research product or services obtained with other funds’ commissions. As required under applicable laws or fund policy, commissions generated by certain funds may only be used to obtain certain brokerage and research products and services. As a result, certain funds may pay more proportionately of certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each fund continues to be allocated equitably. While the Adviser or its affiliates take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither the Adviser, its affiliates, nor the fund incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, for funds managed by the Adviser or its affiliates outside of the European Union or the United Kingdom, these brokerage and research products and services assist the Adviser or its affiliates in terms of their overall investment responsibilities to the fund or any other investment companies and investment accounts for which the Adviser or its affiliates may have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by the Adviser or its affiliates, and not every fund or investment account uses the brokerage and research products and services that may have been acquired through that fund’s commissions.

Research Contracts. The Adviser or its affiliates have arrangements with certain third-party research providers and brokers through whom the Adviser or its affiliates effect fund trades, whereby the Adviser or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, the Adviser or its affiliates may still cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to the Adviser or its affiliates, or that may be available from another broker. The Adviser's or its affiliates' determination to pay for research products and services separately is wholly voluntary on the Adviser's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Funds Managed within the European Union. The Adviser and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as “MiFID II”, as implemented in the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the FCA), where applicable.

Funds, or portions thereof, that are managed within the United Kingdom by FMR Investment Management (UK) Limited (FMR UK) use research payment accounts (RPAs) to cover costs associated with equity and high income external research that is consumed by those funds or investment accounts in accordance with MiFID II and FCA regulations. With RPAs, funds pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission1. For funds that use an RPA, FMR UK establishes a research budget. The budget is set by first grouping funds or investment accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union or the United Kingdom. In this regard, research budgets are set by research needs and are not otherwise linked to the volume or value of transactions executed on behalf of the fund or investment account. For funds where portions are managed both within and outside of the United Kingdom, external research may be paid using both a CCA and an RPA. Determinations of what is eligible research and how costs are allocated are made in accordance with the Adviser’s and its affiliates’ policies and procedures. Costs for research consumed by funds that use an RPA will be allocated among the funds or investment accounts within defined strategies pro rata based on the assets under management for each fund or investment account. While the research charge paid on behalf of any one fund that uses an RPA varies over time, the overall research charge determined at the fund level on an annual basis will not be exceeded.

FMR UK is responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets will be maintained in accounts at a third-party depository institution, held in the name of FMR UK. FMR UK provides on request, a summary of: (i) the providers paid from the RPA; (ii) the total amount they were paid over a defined period; (iii) the benefits and services received by FMR UK; and (iv) how the total amount spent from the RPA compares to the research budget set for that period, noting any rebate or carryover if residual funds remain in the RPA.

Impacted funds, like those funds that participate in CCA pools, may make payments to a broker that include both an execution commission and a research charge, but unlike CCAs (for which research charges may be retained by the CCA broker and credited to the CCA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA are used to satisfy external research costs consumed by the funds.

If the costs of paying for external research exceed the amount initially agreed in relation to funds in a given strategy, the Adviser or its affiliates may continue to charge those funds or investment accounts beyond the initially agreed amount in accordance with MiFID II, continue to acquire external research for the funds or investment accounts using its own resources, or cease to purchase external research for those funds or investment accounts until the next annual research budget. If assets for specific funds remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year’s research charges for those funds or rebated to those funds.

Funds managed by FMR UK that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FMR UK and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMR UK portfolio managers that manage fixed income funds or investment accounts in any manner inconsistent with MiFID II and FCA regulations.

1The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would be permissible under Section 28(e) of the Securities Exchange Act of 1934 by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage products and services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered "commissions" for Section 28(e) purposes.

Commission Recapture

From time to time, the Adviser or its affiliates engages in brokerage transactions with brokers (who are not affiliates of the Adviser) who have entered into arrangements with the Adviser or its affiliates under which the broker may rebate a portion of the compensation paid by a fund (commission recapture). Not all brokers with whom the fund trades have been asked to participate in brokerage commission recapture.

Affiliated Transactions

The Adviser or its affiliates place trades with certain brokers, including NFS, through its Fidelity Capital Markets (FCM) division, and Luminex Trading & Analytics LLC (Luminex), with whom they are under common control or otherwise affiliated, provided the Adviser or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the fund and subject to other applicable law. In addition, from time to time, the Adviser or its affiliates place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent.

Trades may be executed through alternative trading systems or national securities exchanges in which the Adviser or its affiliates have an interest. Any decision to execute a trade through an alternative trading system or exchange in which the Adviser or its affiliates have an interest would be made in accordance with applicable law, including best execution obligations. For trades placed on such a system or exchange, not limited to ones in which the Adviser or its affiliates may have an ownership interest, the Adviser or its affiliates may benefit in the form of increased valuation(s) of its equity interest, where it has an ownership interest, or other remuneration, including rebates.

The Trustees of the fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

Non-U.S. Securities Transactions

To facilitate trade settlement and related activities in non-U.S. securities transactions, the Adviser or its affiliates effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions are effected on behalf of funds by parties other than the Adviser or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.

Trade Allocation

Although the Trustees and officers of the fund are substantially the same as those of certain other Fidelity® funds, investment decisions for the fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by the Adviser to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.

Commissions Paid A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

The following table shows the fund's portfolio turnover rate for the fiscal periods ended August 31, 2021 and 2020. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Adviser's investment outlook.

Turnover Rates	2021	2020
Fidelity Flex® Conservative Income Bond Fund	40%	44%

During the fiscal year ended August 31, 2021, the fund held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by the fund as of the fiscal year ended August 31, 2021.

Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
Fidelity Flex® Conservative Income Bond Fund	Bank of America Corp.	$ 4,920,802
	Barclays PLC	$ 3,996,255
	Citigroup, Inc.	$ 5,806,245
	Goldman Sachs Group, Inc.	$ 6,169,005
	JPMorgan Chase & Co.	$ 4,897,278
	Morgan Stanley	$ 6,503,388
	Royal Bank of Canada	$ 1,754,839

For the fiscal years ended August 31, 2021, 2020, and 2019, the fund paid no brokerage commissions.

During the fiscal year ended August 31, 2021, the fund paid no brokerage commissions to firms for providing research or brokerage services.

During the twelve-month period ended June 30, 2021, the fund did not allocate brokerage commissions to firms for providing research or brokerage services.

VALUATION

The NAV is the value of a single share. NAV is computed by adding the value of a fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Board of Trustees has ultimate responsibility for pricing, but has delegated day-to-day valuation responsibilities to FMR. FMR has established the FMR Fair Value Committee (the Committee) to fulfill these responsibilities.

Shares of open-end investment companies (including any underlying central funds) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies.

Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying central fund, are valued as follows:

Most equity securities are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.

Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.

Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.

Prices described above are obtained from pricing services that have been approved by the Board of Trustees. A number of pricing services are available and the funds may use more than one of these services. The funds may also discontinue the use of any pricing service at any time. The fund's adviser engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.

Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.

Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading.

In determining the fair value of a private placement security for which market quotations are not available, the Committee generally applies one or more valuation methods including the market approach, income approach and cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The fund's adviser reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the fund’s investments and ratifies the fair value determinations of the Committee.

BUYING, SELLING, AND EXCHANGING INFORMATION

Shares are available only to certain fee-based accounts and advisory programs offered by Fidelity.

Shares also may be available to certain broker-dealers that have entered into arrangements with Fidelity.

The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.

The fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. The fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES

Dividends. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders or the long-term capital gains tax rates available to individuals. Short-term capital gains are taxable at ordinary income tax rates. A portion of the fund's dividends may be exempt from state and local taxation to the extent that they are derived from certain U.S. Government securities and meet certain requirements. Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).

Capital Gain Distributions. Unless your shares of the fund are held in a tax-advantaged retirement plan, the fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

Returns of Capital. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold in taxable accounts.

Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by the fund with respect to foreign securities held directly by the fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by the fund. Because the fund does not currently anticipate that securities of foreign issuers or underlying regulated investment companies will constitute more than 50% of its total assets at the end of its fiscal year, or fiscal quarter, respectively, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 178 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

* Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Standing Committees of the Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has four standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Kenneally currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates, including matters involving potential claims of one or more funds (e.g. for reimbursements of expenses or losses) against FMR, and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds' Chief Compliance Officer (CCO). The committee (i) serves as a primary point of contact (generally after the Independent Trustee who serves as a liaison for the CCO) for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO's compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO. During the fiscal year ended August 31, 2021, the committee held 12 meeting(s).

The Audit Committee is composed of all of the Independent Trustees, with Ms. Acton currently serving as Chair. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair or a majority of committee members. The committee meets separately, at least annually, with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds' outside auditors, and with the funds' CCO. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process from the funds' Treasurer and outside auditors and will oversee the resolution of any disagreements concerning financial reporting among applicable parties. The committee will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' outside auditor, internal audit personnel of FMR LLC and legal counsel, as appropriate, matters related to the audits of the funds' financial statements. The committee will discuss regularly and oversee the review of the internal controls of the funds and their service providers with respect to accounting, financial matters and risk management programs related to the funds. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended August 31, 2021, the committee held four meeting(s).

The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Murray currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee reviews and approves annually Fair Value Committee Policies recommended by the FMR Fair Value Committee and oversees particular valuations or fair valuation methodologies employed by the FMR Fair Value Committee as circumstances may require. The Committee also reviews actions taken by the FMR Fair Value Committee. The Committee does not oversee the day-to-day operational aspects of the valuation and calculation of the net asset value of the funds, which have been delegated to the FMR Fair Value Committee and Fidelity Service Company, Inc. (FSC). During the fiscal year ended August 31, 2021, the committee held six meeting(s).

The Governance and Nominating Committee is composed of Messrs. Kenneally (Chair) and Gartland (Vice Chair), and Ms. Acton. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It monitors the performance of legal counsel employed by both the funds and the Independent Trustees. The committee will engage and oversee any counsel utilized by the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee also approves Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee oversees compliance with the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee reviews the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "recommended practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended August 31, 2021, the committee held ten meeting(s).

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2020.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	JonathanChiel	Abigail P.Johnson	JenniferToolin McAuliffe
Fidelity Flex® Conservative Income Bond Fund	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000

Independent Trustees
DOLLAR RANGE OF FUND SHARES	Elizabeth S.Acton	Ann E.Dunwoody	JohnEngler	Robert F.Gartland
Fidelity Flex® Conservative Income Bond Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Arthur E.Johnson	Michael E.Kenneally	Marie L.Knowles	Mark A.Murray
Fidelity Flex® Conservative Income Bond Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended August 31, 2021, or calendar year ended December 31, 2020, as applicable.

Compensation Table(1)
AGGREGATE COMPENSATION FROM A FUND	Elizabeth S.Acton	Ann E.Dunwoody	JohnEngler	Robert F.Gartland
Fidelity Flex® Conservative Income Bond Fund	$44	$41	$41	$42
TOTAL COMPENSATION FROM THE FUND COMPLEX(2)	$513,000	$471,500	$471,500	$484,000
AGGREGATE COMPENSATION FROM A FUND	Robert W.Helm(3)	Arthur E.Johnson	Michael E.Kenneally	Marie L.Knowles
Fidelity Flex® Conservative Income Bond Fund	$12	$50	$46	$43
TOTAL COMPENSATION FROM THE FUND COMPLEX(2)	--	$584,000	$534,000	$498,500
AGGREGATE COMPENSATION FROM A FUND	Mark A.Murray
Fidelity Flex® Conservative Income Bond Fund	$41
TOTAL COMPENSATION FROM THE FUND COMPLEX(2)	$471,500

(1) Jonathan Chiel, Abigail P. Johnson, and Jennifer Toolin McAuliffe are interested persons and are compensated by Fidelity.

(2) Reflects compensation received for the calendar year ended December 31, 2020 for 280 funds of 31 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Elizabeth S. Acton, $120,000; Ann E. Dunwoody, $245,099; Robert F. Gartland, $180,000; Michael E. Kenneally $120,000; and Mark A. Murray, $245,099.

(3) Mr. Helm serves as a Member of the Advisory Board of Fidelity Salem Street Trust effective June 1, 2021.

As of August 31, 2021, the Trustees, Members of the Advisory Board (if any), and officers of the fund owned, in the aggregate, less than 1% of each class's total outstanding shares, with respect to the fund.

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, FMR UK, Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

FMR, FMR UK, FMR H.K., FMR Japan, Fidelity Distributors Company LLC (FDC), and the fund have adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees' fiduciary responsibilities regarding the fund, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the code of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.

MANAGEMENT CONTRACT

The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and compensates all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. Under the terms of the fund's management contract, FMR, either itself or through an affiliate, is responsible for payment of all operating expenses of the fund with limited exceptions. Specific expenses payable by FMR include legal expenses, fees of the custodian, auditor, and interested Trustees, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. FMR also pays all fees associated with the transfer agency services and pricing and bookkeeping services agreements.

FMR pays all other expenses of the fund with the following exceptions: expenses for typesetting, printing, and mailing proxy materials to shareholders, all other expenses incidental to holding meetings of the fund's shareholders (including proxy solicitation), fees and expenses of the Independent Trustees, interest, Rule 12b-1 fees (if any), taxes, and such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. The fund shall pay its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable.

Management Fee.

The fund does not pay a management fee to FMR for the services of FMR under the fund's management contract. The fund is available through certain fee-based accounts and advisory programs offered by FMR’s affiliates. FMR is compensated for its services out of such fees.

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns and yield, and repayment of the reimbursement will decrease returns and yield.

Sub-Advisers - FMR UK, FMR H.K., and FMR Japan. On behalf of the fund, FMR has entered into sub-advisory agreements with FMR H.K. and FMR Japan. On behalf of the fund, FMR has entered into a sub-advisory agreement with FMR UK. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services). FMR, and not the fund, pays the sub-advisers.

David DeBiase is co-manager of Fidelity Flex® Conservative Income Bond Fund and receives compensation for those services. Robert Galusza is co-manager of Fidelity Flex® Conservative Income Bond Fund and receives compensation for those services. Julian Potenza is co-manager of Fidelity Flex® Conservative Income Bond Fund and receives compensation for those services. As of August 31, 2021, portfolio manager compensation generally consists of a base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager’s base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other FMR taxable bond funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portion of each portfolio manager’s bonus that is linked to the investment performance of Fidelity Flex® Conservative Income Bond Fund is based on the pre-tax investment performance of the fund measured against the Bloomberg U.S. 3-6 Month Treasury Bill Index. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

Maura Walsh is co-manager of Fidelity Flex® Conservative Income Bond Fund and receives compensation for those services. As of August 31, 2021, portfolio manager compensation generally consists of a base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager’s compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager’s base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index or within a custom peer group assigned to each fund or account, and (ii) the investment performance of FMR taxable money market funds and accounts. The pre-tax investment performance of the portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index or rolling periods of up to three years for the comparison to a custom peer group. A smaller, subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portion of the portfolio manager’s bonus that is linked to the investment performance of Fidelity Flex® Conservative Income Bond Fund is based on the pre-tax investment performance of the fund measured against the Bloomberg U.S. 3-6 Month Treasury Bill Index. The portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients’) respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FMR or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR’s and its affiliates’ client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.

A conflict of interest situation is presented when FMR or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FMR investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FMR for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FMR has adopted policies and procedures and maintains a compliance program designed to help manage such actual and potential conflicts of interest.

The following table provides information relating to other accounts managed by Mr. DeBiase as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	12	6	49
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$29,374	$3,006	$45,591
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

*Includes Fidelity Flex® Conservative Income Bond Fund ($212 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity Flex® Conservative Income Bond Fund beneficially owned by Mr. DeBiase was none.

The following table provides information relating to other accounts managed by Mr. Galusza as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	12	6	52
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$29,374	$3,006	$46,369
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

*Includes Fidelity Flex® Conservative Income Bond Fund ($212 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity Flex® Conservative Income Bond Fund beneficially owned by Mr. Galusza was none.

The following table provides information relating to other accounts managed by Mr. Potenza as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	12	6	48
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$29,374	$3,006	$45,648
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

*Includes Fidelity Flex® Conservative Income Bond Fund ($212 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity Flex® Conservative Income Bond Fund beneficially owned by Mr. Potenza was none.

The following table provides information relating to other accounts managed by Ms. Walsh as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	7	1	1
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$164,825	$2,436	$762
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

*Includes Fidelity Flex® Conservative Income Bond Fund ($212 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity Flex® Conservative Income Bond Fund beneficially owned by Ms. Walsh was none.

PROXY VOTING GUIDELINES

Fidelity® Funds' Proxy Voting Guidelines

I. Introduction

These guidelines are intended to help Fidelity’s customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 70 years. In particular, these guidelines are animated by two fundamental principles: 1) putting first the long-term interests of our customers and fund shareholders; and 2) investing in companies that share our approach to creating value over the long-term. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.

In evaluating proxies, we recognize that companies can conduct themselves in ways that have important environmental and social consequences. While Fidelity always remains focused on maximizing long-term shareholder value, we also consider potential environmental, social and governance (ESG) impacts that we believe are material to individual companies and investing funds' investment objectives and strategies.

Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.

II. Board of Directors and Corporate Governance

Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders’ rights. The following general guidelines are intended to reflect these proxy voting principles.

A. Election of Directors

Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.

Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:

1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.

2. There are no women on the board or if a board of ten or more members has fewer than two women directors.

3. The director is a public company CEO who sits on more than two unaffiliated public company boards.

Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:

1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.

3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.

B. Contested Director Elections

On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds’ assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:

1. Management’s track record and strategic plan for enhancing shareholder value;

2. The long-term performance of the company compared to its industry peers; and

3. The qualifications of the shareholder’s and management’s nominees.

Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.

C. Cumulative Voting Rights

Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.

D. Classified Boards

A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board’s adoption of a classified board structure and support declassification of existing boards.

E. Independent Chairperson

In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.

F. Majority Voting in Director Elections

In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company’s board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.

G. Proxy Access

Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company’s proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company’s shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.

H. Indemnification of Directors and Officers

In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).

III. Compensation

Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.

A. Equity Compensation Plans

Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:

1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate (“burn rate”) considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.

2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.

3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

As to stock option plans, considerations include the following:

1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

2. Re-pricing: An “out-of-the-money” (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.

Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:

1. Whether the proposal excludes senior management and directors;

2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3. The company's relative performance compared to other companies within the relevant industry or industries;

4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.

B. Employee Stock Purchase Plans

These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing “best practices” in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.

IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote

Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:

- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;

- The alignment of executive compensation and company performance relative to peers; and

- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.

A. Compensation Committee

Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.

Fidelity will oppose the election of directors on the compensation committees if:

1. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.

2. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:

a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or

b) Adopted or extended a golden parachute.

B. Executive Severance Agreements

Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as “golden parachutes.” Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

V. Environmental and Social Issues

Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate environmental and social issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund's investment objective and strategies.

Fidelity generally considers management’s recommendation and current practice when voting on shareholder proposals concerning environmental or social issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Therefore, Fidelity may support shareholder proposals that request additional disclosures from companies regarding environmental or social issues, including where it believes that the proposed disclosures could provide meaningful information to the investment management process without unduly burdening the company. This means that Fidelity may support shareholder proposals calling for reports on sustainability, renewable energy, and environmental impact issues. Fidelity also may support proposals on issues in other areas, including but not limited to equal employment, board diversity and workforce diversity.

VI. Anti-Takeover Provisions and Shareholders Rights Plans

Fidelity generally will oppose a proposal to adopt an anti-takeover provision.

Anti-takeover provisions include:

- classified boards;

- “blank check” preferred stock (whose terms and conditions may be expressly determined by the company’s board, for example, with differential voting rights);

- golden parachutes;

- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);

- poison pills;

- restricting the right to call special meetings;

- provisions restricting the right of shareholders to set board size; and

- any other provision that eliminates or limits shareholder rights.

A. Shareholders Rights Plans (“poison pills”)

Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.

Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:

1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;

2. Is integral to a business strategy that is expected to result in greater value for the shareholders;

3. Requires shareholder approval to be reinstated upon expiration or if amended;

4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and

5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.

Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.

B. Shareholder Ability to Call a Special Meeting

Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.

C. Shareholder Ability to Act by Written Consent

Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.

D. Supermajority Shareholder Vote Requirement

Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

VII. Anti-Takeover Provisions and Director Elections

Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.

Fidelity will consider supporting the election of directors with respect to poison pills if:

- All of the poison pill’s features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.

- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.

- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

VIII. Capital Structure and Incorporation

These guidelines are designed to protect shareholders’ value in the companies in which the Fidelity funds invest. To the extent a company’s management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.

A. Increases in Common Stock

Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.

In the case of REITs, however, Fidelity will oppose a provision to increase the REIT’s authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.

B. Multi-Class Share Structures

Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

C. Incorporation or Reincorporation in another State or Country

Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

IX. Shares of Fidelity Funds, ETFs, or other non-Fidelity Mutual Funds and ETFs

When a Fidelity fund invests in an underlying Fidelity fund with public shareholders, an exchange traded fund (ETF), or fund that is not affiliated, Fidelity will vote in the same proportion as all other voting shareholders of the underlying fund (this is known as “echo voting”). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals.

X. Foreign Markets

Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.

XI. Securities on Loan

Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.

XII. Avoiding Conflicts of Interest

Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.

Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.

XIII. Conclusion

Since its founding more than 70 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.

Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.

Glossary

• Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.

- For a large-capitalization company, burn rate higher than 1.5%.

- For a small-capitalization company, burn rate higher than 2.5%.

- For a micro-capitalization company, burn rate higher than 3.5%.

• Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

• Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.

• Micro-capitalization company means a company with market capitalization under US $300 million.

• Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.

• Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

The fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved a Distribution and Service Plan with respect to shares of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows shares of the fund and/or FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.

The Plan adopted for the fund is described in the prospectus.

Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, the Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees has not authorized such payments for shares of the fund.

Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by shares of the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

FDC or an affiliate may compensate, or upon direction make payments for certain retirement plan expenses to intermediaries. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, and other factors. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. Certain of the payments described above may be significant to an intermediary. As permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries. Currently, the Board of Trustees has not authorized such payments for shares of the fund.

The fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for performing recordkeeping and other services. Please see "Transfer and Service Agent Agreements" in this statement of additional information (SAI) for more information.

TRANSFER AND SERVICE AGENT AGREEMENTS

The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.

For providing transfer agency services, FIIOC receives no fees from the fund. FMR is responsible for paying all transfer agency services costs of the fund.

FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Fund shares may be owned by intermediaries for the benefit of their customers. In those instances, a fund may not maintain an account for shareholders, and some or all of the recordkeeping and/or administrative services for these accounts may be performed by intermediaries.

FIIOC or an affiliate may make payments out of its own resources to intermediaries (including affiliates of FIIOC) for recordkeeping services. Payments may also be made, upon direction, for other plan expenses. Currently, the Board of Trustees has not authorized such payments for shares of the fund. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

The fund has entered into a service agent agreement with FSC, an affiliate of FMR (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives no fee from the fund. FMR is responsible for paying all pricing and bookkeeping services costs of the fund.

FMR bears the cost of transfer agency services and pricing and bookkeeping services under the terms of its management contract with the fund.

SECURITIES LENDING

During the fiscal year, the securities lending agent, or the investment adviser (where the fund does not use a securities lending agent) monitors loan opportunities for the fund, negotiates the terms of the loans with borrowers, monitors the value of securities on loan and the value of the corresponding collateral, communicates with borrowers and the fund's custodian regarding marking to market the collateral, selects securities to be loaned and allocates those loan opportunities among lenders, and arranges for the return of the loaned securities upon the termination of the loan. Income and fees from securities lending activities for the fiscal year ended August 31, 2021, are shown in the following table:

Security Lending Activities	Fund(s)
Fidelity Flex® Conservative Income Bond Fund (1)
Gross income from securities lending activities	$0
Fees paid to securities lending agent from a revenue split	0
Administrative fees	0
Rebate (paid to borrower)	0
Other fees not included in the revenue split (lending agent fees to NFS)	0
Aggregate fees/compensation for securities lending activities	0
Net income from securities lending activities	0

(1) The fund did not lend securities during the year.

A fund does not pay cash collateral management fees, separate indemnification fees, or other fees not reflected above.

DESCRIPTION OF THE TRUST

Trust Organization. Fidelity Flex® Conservative Income Bond Fund is a fund of Fidelity Salem Street Trust, an open-end management investment company created under an initial declaration of trust dated September 5, 1984. The Trustees are permitted to create additional funds in the trust and to create additional classes of the fund.

The assets of the trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.

Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

Voting Rights. Each fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York Mellon and JPMorgan Chase Bank, each headquartered in New York, also may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions. From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR or an affiliate. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of the fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, independent registered public accounting firm, and its affiliates, audits financial statements for the fund and provides other audit, tax, and related services.

FUND HOLDINGS INFORMATION

The fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.

Fidelity Flex® Conservative Income Bond Fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end.

Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.

The fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of the fund’s portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of the fund.

FMR’s Disclosure Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity fund prior to such fund’s public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.

Disclosure of non-public portfolio holdings information for a Fidelity fund’s portfolio may only be provided pursuant to the guidelines below.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: the fund's trustees; the fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by the fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by FMR, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Standard & Poor's Ratings Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day); and Bloomberg, L.P. (full holdings daily, on the next business day).

FMR, its affiliates, or the fund will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the fund's SAI.

There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

FINANCIAL STATEMENTS

The fund's financial statements and financial highlights for the fiscal year ended August 31, 2021, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies (such as central funds or other underlying funds) in which the fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

APPENDIX

Fidelity Flex, Fidelity Investments & Pyramid Design, and Fidelity are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

Fidelity Flex® Funds

Fund	Ticker
Fidelity Flex® Core Bond Fund	FLXCX
Fidelity Flex® Short-Term Bond Fund	FBSTX

Funds of Fidelity Income Fund and Fidelity Salem Street Trust

STATEMENT OF  ADDITIONAL INFORMATION

October 30, 2021

This statement of additional information (SAI) is not a prospectus. Portions of each fund's annual report are incorporated herein. The annual reports are supplied with this SAI.

To obtain a free additional copy of a prospectus or SAI, dated October 30, 2021, or an annual report, please call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) or visit Fidelity's web site at www.fidelity.com (for managed account clients) or www.401k.com (for retirement plan participants).

For more information on any Fidelity® fund, including charges and expenses, call Fidelity at the number indicated above for a free prospectus. Read it carefully before investing or sending money.

ZSB-ZCD-PTB-1021
1.9880788.106

245 Summer Street, Boston, MA 02210

INVESTMENT POLICIES AND LIMITATIONS
SPECIAL GEOGRAPHIC CONSIDERATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING, SELLING, AND EXCHANGING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACTS
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT AGREEMENTS
SECURITIES LENDING
DESCRIPTION OF THE TRUSTS
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are each fund's fundamental investment limitations set forth in their entirety.

Diversification

For each fund:

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Senior Securities

For each fund:

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

For each fund:

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

For each fund:

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

For each fund:

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

For purposes of each of Fidelity Flex® Core Bond Fund's and Fidelity Flex® Short-Term Bond Fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Fidelity Management & Research Company LLC (FMR) looks through to the U.S. Government securities.

For purposes of each of Fidelity Flex® Core Bond Fund's and Fidelity Flex® Short-Term Bond Fund's concentration limitation discussed above, with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market central fund, FMR looks through to the holdings of the central fund.

For purposes of each of Fidelity Flex® Core Bond Fund's and Fidelity Flex® Short-Term Bond Fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.

Real Estate

For each fund:

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

For each fund:

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

For each fund:

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Short Sales

For each fund:

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, except for sales of to be announced (TBA) securities, and provided that transactions in futures contracts, options, and swaps are not deemed to constitute selling securities short.

Margin Purchases

For each fund:

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

For each fund:

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

For each fund:

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of each fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

For Fidelity Flex® Core Bond Fund:

The fund does not currently intend to lend assets other than securities to other parties, except by (a) making direct loans to companies in which the fund has a pre-existing investment (b) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (c) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

For Fidelity Flex® Short-Term Bond Fund:

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

In addition to each fund's fundamental and non-fundamental investment limitations discussed above:

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, each fund currently intends to comply with certain diversification limits imposed by Subchapter M.

The following pages contain more detailed information about types of instruments in which a fund may invest, techniques a fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. A fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, a fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.

On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "an adviser" or "the adviser" may relate to a fund's adviser or a sub-adviser, as applicable.

Affiliated Bank Transactions. A Fidelity® fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Collateralized Loan Obligations (CLO) are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses. For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO trust typically have higher ratings and lower yields than their underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by a fund as illiquid securities, however an active dealer market may exist allowing them to qualify for Rule 144A transactions.

Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity® funds and other advisory clients only) shares of Fidelity® central funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity® funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees. The investment results of the portions of a Fidelity® fund's assets invested in the central funds will be based upon the investment results of those funds.

Commodity Futures Trading Commission (CFTC) Notice of Exclusion. The Adviser, on behalf of the Fidelity® funds to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. However, the CFTC has adopted certain rule amendments that significantly affect the continued availability of this exclusion, and may subject advisers to funds to regulation by the CFTC. As of the date of this SAI, the adviser does not expect to register as a CPO of the funds. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.

Disruption to Financial Markets and Related Government Intervention. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of events such as the 2008 economic downturn led the U.S. Government and other governments to take a number of then-unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments in unpredictable ways.

Similarly, widespread disease including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent a fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact a fund's ability to achieve its investment objective, and (iii) may exacerbate the risks discussed elsewhere in a fund’s registration statement, including political, social, and economic risks.

The value of a fund's portfolio is also generally subject to the risk of future local, national, or global economic or natural disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it remains uncertain that the U.S. Government or foreign governments will intervene in response to current or future market disturbances and the effect of any such future intervention cannot be predicted.

Dollar-Weighted Average Maturity is derived by multiplying the value of each security by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

Under certain circumstances, a fund may invest in nominally long-term securities that have maturity shortening features of shorter-term securities, and the maturities of these securities may be deemed to be earlier than their ultimate maturity dates by virtue of an existing demand feature or an adjustable interest rate. Under other circumstances, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. The maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

Duration is a measure of a bond's price sensitivity to a change in its yield. For example, if a bond has a 5-year duration and its yield rises 1%, the bond's value is likely to fall about 5%. Similarly, if a bond fund has a 5-year average duration and the yield on each of the bonds held by the fund rises 1%, the fund's value is likely to fall about 5%. For funds with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance will likely differ from the example.

Exposure to Foreign and Emerging Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, a fund's adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased investment or valuation risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes. Forward contracts not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying currency. All of these instruments and transactions are subject to the risk that the counterparty will default.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security denominated in a foreign currency is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used to protect a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also attempt to hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on an adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as an adviser anticipates. For example, if a currency's value rose at a time when a fund had hedged its position by selling that currency in exchange for dollars, the fund would not participate in the currency's appreciation. If a fund hedges currency exposure through proxy hedges, the fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if a fund increases its exposure to a foreign currency and that currency's value declines, the fund will realize a loss. Foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that a fund's hedging strategies will be ineffective. Moreover, it is impossible to precisely forecast the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expenses of such transaction), if an adviser's predictions regarding the movement of foreign currency or securities markets prove inaccurate.

A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. A fund will cover its exposure to foreign currency transactions with liquid assets in compliance with applicable requirements. There is no assurance that an adviser's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the fund to reduce foreign currency risk using such options.

Funds of Funds and Other Large Shareholders. Certain Fidelity® funds and accounts (including funds of funds) invest in other funds ("underlying funds") and, as a result, may at times have substantial investments in one or more underlying funds.

An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund's shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund's shares.

When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time.

Funds' Rights as Investors. Fidelity® funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. A fund's proxy voting guidelines are included in its SAI.

Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). In addition, some currently available futures contracts are based on Eurodollars. Positions in Eurodollar futures reflect market expectations of forward levels of three-month London Interbank Offered Rate (LIBOR) rates. Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant, when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's net asset value per share (NAV). The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the futures commission merchant of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the futures commission merchant's other customers, potentially resulting in losses to the fund. A fund is also required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or OTC. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to a futures commission merchant as described above for futures contracts.

If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in price increases and, if a call writer does not hold the underlying instrument, a call writer's loss is theoretically unlimited.

Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), asset swaps (e.g., where parties combine the purchase or sale of a bond with an interest rate swap), total return swaps, and credit default swaps. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member futures commission merchant may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce the distinction.

A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which a fund is the protection seller, the fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the fund by the credit default protection buyer. Any loss would be offset by the premium payments the fund receives as the seller of credit default protection. This risk for cleared swaps is generally lower than for uncleared swaps since the counterparty is a clearinghouse, but there can be no assurance that a clearinghouse or its members will satisfy its obligations.

If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity® fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that a fund will be able to do so, a fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. A fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.

A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In order to cover its outstanding obligations to a swap counterparty, a fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.

Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.

Hybrid and Preferred Securities. A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.

The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.

Illiquid Investments

means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund. Illiquid securities may include (1) repurchase agreements maturing in more than seven days without demand/redemption features, (2) OTC options and certain other derivatives, (3) private placements, (4) securities traded on markets and exchanges with structural constraints, and (5) loan participations.

Under the supervision of the Board of Trustees, a Fidelity® fund's adviser classifies the liquidity of the fund's investments and monitors the extent of funds’ illiquid investments.

Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.

Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment’s liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund’s investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.

Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.

On August 5, 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States one level to "AA+" from "AAA." While Standard & Poor's Ratings Services affirmed the United States' short-term sovereign credit rating as "A-1+," there is no guarantee that Standard & Poor's Ratings Services will not decide to lower this rating in the future. Standard & Poor's Ratings Services stated that its decision was prompted by its view on the rising public debt burden and its perception of greater policymaking uncertainty. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by Standard & Poor's Ratings Services decisions to downgrade the long-term sovereign credit rating of the United States.

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.

Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Insolvency of Issuers, Counterparties, and Intermediaries.

Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.

As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.

If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a Fidelity® fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A Fidelity® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand. A fund may acquire loans by buying an assignment of all or a portion of the loan from a lender or by purchasing a loan participation from a lender or other purchaser of a participation. If permitted, a fund also may originate or otherwise acquire loans directly at the time of the loan's closing.

Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Different types of assets may be used as collateral for a fund's loans and there can be no assurance that a fund will correctly evaluate the value of the assets collateralizing the fund's loans. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In any restructuring or bankruptcy proceedings relating to a borrower funded by a fund, a fund may be required to accept collateral with less value than the amount of the loan made by the fund to the borrower. Direct indebtedness of foreign countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Loans and other types of direct indebtedness (which a fund may originate, acquire or otherwise gain exposure to) may not be readily marketable and may be subject to restrictions on resale. Some indebtedness may be difficult to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a fund’s net asset value than if that value were based on readily available market quotations, and could result in significant variations in a fund’s daily share price. Some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

Direct lending and investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the lender/purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In the event of a default by the borrower, a fund may have difficulty disposing of the assets used as collateral for a loan. In addition, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest. Direct loans are typically not administered by an underwriter or agent bank. The terms of direct loans are negotiated with borrowers in private transactions. Direct loans are not publicly traded and may not have a secondary market.

A fund may seek to dispose of loans in certain cases, to the extent possible, through selling participations in the loan. In that case, a fund would remain subject to certain obligations, which may result in expenses for a fund and certain additional risks.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate lenders/purchasers, including a fund, to make additional cash payments on demand. These commitments may have the effect of requiring a lender/purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

In the process of originating, buying, selling and holding loans, a fund may receive and/or pay certain fees. These fees are in addition to the interest payments received and may include facility, closing or upfront fees, commitment fees and commissions. A fund may receive or pay a facility, closing or upfront fee when it buys or sells a loan. A fund may receive a commitment fee throughout the life of the loan or as long as the fund remains invested in the loan (in addition to interest payments) for any unused portion of a committed line of credit. Other fees received by the fund may include prepayment fees, covenant waiver fees, ticking fees and/or modification fees. Legal fees related to the originating, buying, selling and holding loans may also be borne by the fund (including legal fees to assess conformity of a loan investment with 1940 Act provisions).

When engaging in direct lending, if permitted, a fund’s performance may depend, in part, on the ability of the fund to originate loans on advantageous terms. A fund may compete with other lenders in originating and purchasing loans. Increased competition for, or a diminished available supply of, qualifying loans could result in lower yields on and/or less advantageous terms for such loans, which could reduce fund performance.

For a Fidelity® fund that limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

A fund may also obtain exposure to the lending activities described above indirectly through its investments in underlying Fidelity funds or other vehicles that may engage in such activities directly.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. Such analysis may focus on relative values based on factors such as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer, in an attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Low or Negative Yielding Securities. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including Japan and some European countries, are at or near historically low levels. Japan and those European countries have, from time to time, experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk for the markets as a whole and for the funds. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent a fund is exposed to such interest rates.

Mortgage Securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

On June 3, 2019, under the Federal Housing Finance Agency’s “Single Security Initiative”, Fannie Mae and Freddie Mac will start issuing uniform mortgage-backed securities (UMBS). UMBS will be eligible for delivery into the To-Be-Announced (TBA) market. Each UMBS will have a 55-day remittance cycle and can be used as collateral in either a Fannie Mae® or Freddie Mac® security or held for investment. Freddie Mac’s legacy TBA-eligible securities have a 45-day remittance cycle and will not be directly eligible for delivery in settlement of a UMBS trade. Freddie Mac will offer investors the opportunity to exchange outstanding legacy mortgage-backed securities for mirror UMBS with a 55-day remittance period. The exchange offer includes compensation for the 10-day delay in receipt of payments. A fund’s ability to invest in UMBS to the same degree that the fund currently invests in Fannie Mae and Freddie Mac mortgage-backed securities is uncertain.

While Fannie Mae and Freddie Mac have taken steps for a smooth transition to the issuance of UMBS, the effects of the issuance of UMBS on the mortgage-backed securities and TBA markets are uncertain and there may be factors that affect the timing of the transition to UMBS or the ability of market participants, including a fund, to adapt to the issuance of UMBS. A fund may need to consider the tax and accounting issues raised by investments in UMBS and/or the exchange of legacy Freddie Mac securities for UMBS. Additionally, there could be divergence in prepayment rates of UMBS issued by Fannie Mae and Freddie Mac, which could lead to differences in the prices of Fannie Mae- and Freddie Mac-issued UMBS if Fannie Mae and Freddie Mac fail to align programs, policies and practices that affect prepayments.

The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

A fund may seek to earn additional income by using a trading strategy (commonly known as "mortgage dollar rolls" or "reverse mortgage dollar rolls") that involves selling (or buying) mortgage securities, realizing a gain or loss, and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities that are permissible investments for the fund. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction, a fund is entitled to interest and principal payments on the securities purchased. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

Real Estate Investment Trusts (REITs). REITs issue debt securities to fund the purchase and/or development of commercial properties. The value of these debt securities may be affected by changes in the value of the underlying property owned by the trusts, the creditworthiness of the trusts, interest rates, and tax and regulatory requirements. REITs are dependent upon management skill and the cash flow generated by the properties owned by the trusts. REITs are at the risk of the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.

Restricted Securities (including Private Placements) are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities, including private placements of private and public companies, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage.

Securities Lending. A Fidelity® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate, National Financial Services LLC (NFS). Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity® fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.

The Fidelity® funds have retained agents, including NFS, an affiliate of the funds, to act as securities lending agent. If NFS acts as securities lending agent for a fund, it is subject to the overall supervision of the fund’s adviser, and NFS will administer the lending program in accordance with guidelines approved by the fund’s Trustees.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies,

including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.

A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, the Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.

Special Purpose Acquisition Companies (“SPACs”). A fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool money to seek potential acquisition opportunities. SPACs are collective investment structures formed to raise money in an initial public offering for the purpose of merging with or acquiring one or more operating companies (the “de-SPAC Transaction”). Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. In connection with a de-SPAC Transaction, the SPAC may complete a PIPE (private investment in public equity) offering with certain investors. A fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its de-SPAC Transaction.

Because SPACs do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. An investment in a SPAC is subject to a variety of risks, including that (i) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (ii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (iii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; (iv) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the fund believes is the SPAC interest’s intrinsic value; (v) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of shareholders; (vi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (vii) the warrants or other rights with respect to the SPAC held by a fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (viii) a fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; and (ix) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction.

Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold, but only pursuant to an effective registration statement or other exemption from registration. The securities issued by a SPAC, which are typically traded either in the over-the-counter market or on an exchange, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.

Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

Structured Securities (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.

Temporary Defensive Policies. Each of Fidelity Flex® Core Bond Fund and Fidelity Flex® Short-Term Bond Fund reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.

Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.

If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the funds when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank account overnight. Any risks associated with such an account are investment risks of the funds. A fund faces the risk of loss of these balances if the bank becomes insolvent.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality, sometimes subject to a cap or floor on such rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. For purposes of determining the maximum maturity of a variable or floating rate security, a fund's adviser may take into account normal settlement periods.

In addition to other interbank offered rates (IBORs), the most common benchmark rate for floating rate securities is LIBOR, which is the rate of interest offered on short-term interbank deposits, as determined by trading between major international banks. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other IBORs were susceptible to manipulation. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of U.S. dollar overnight borrowings) and the Sterling Overnight Index Average rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). In March 2021, the United Kingdom’s Financial Conduct Authority and ICE Benchmark Authority formally announced the dates after which the LIBORs will no longer be representative and subsequently cease publication. Certain LIBOR settings will cease publication after the end of 2021. However, the publication of certain other LIBOR settings will continue through at least mid-2023. While various regulators and industry bodies are working globally on transitioning to alternative rates, there remains uncertainty regarding the future utilization of the IBORs and the transition to, and the nature of, replacement rates. As such, the effect of a transition away from the IBORs on a fund and the financial instruments in which it invests cannot yet be determined, and may depend on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts; (ii) the effect of new legislation relating to the discontinuation of LIBOR and the use of replacement rates, and (iii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Such transition may result in a reduction in the value of IBOR-based instruments held by a fund, a reduction in the effectiveness of certain hedging transactions and increased illiquidity and volatility in markets that currently rely on an IBOR to determine interest rates, any of which could adversely impact the fund’s performance.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

A fund may also engage in purchases or sales of "to be announced" or "TBA" securities, which usually are transactions in which a fund buys or sells mortgage-backed securities on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount. TBA trades can be used by a fund for investment purposes in order to gain exposure to certain securities, or for hedging purposes to adjust the risk exposure of a fund portfolio without having to restructure a portfolio. Purchases and sales of TBA securities involve risks similar to those discussed above for other when-issued and forward purchase and sale transactions. In addition, when a fund sells TBA securities, it incurs risks similar to those incurred in short sales. For example, when a fund sells TBA securities without owning or having the right to obtain the deliverable securities, it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. Also, a fund may be unable to purchase the deliverable securities if the corresponding market is illiquid. In such transactions, the fund will set aside liquid assets in an amount sufficient to offset its exposure as long as the fund's obligations are outstanding.

Under the Federal Housing Finance Agency’s “Single Security Initiative” intended to maximize liquidity for both Fannie Mae and Freddie Mac mortgage-backed securities in the TBA market, Fannie Mae and Freddie Mac expect to start issuing UMBS in place of their current separate offerings of TBA-eligible mortgage-backed securities. The effects of the issuance of UMBS on the TBA market are uncertain.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.

Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund’s service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund’s manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

While a fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

SPECIAL GEOGRAPHIC CONSIDERATIONS

Emerging Markets. Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less oversight and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors, restrict an investor's ability to sell or redeem securities, decide to suspend or limit an issuer's ability to make dividend or interest payments; and/or may limit or entirely restrict repatriation of invested capital, profits, and dividends; (v) capital gains may be subject to local taxation, including on a retroactive basis; (vi) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (vii) investors may experience difficulty in enforcing legal claims related to the securities, shareholder claims common in the United States may not exist in emerging markets, and/or local judges may favor the interests of the issuer over those of foreign investors; (viii) U.S. authorities may be unable to investigate, bring, or enforce actions against non-U.S. companies and non-U.S. persons; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities; and (xi) infrequent financial reporting, substandard disclosure, and differences in accounting standards may make it difficult to ascertain the financial health of an issuer. In addition, unlike developed countries, many emerging countries' economic growth highly depends on exports and inflows of external capital, making them more vulnerable to the downturns of the world economy. The enduring low growth in the global economy has weakened the global demand for emerging market exports and tightened international credit supplies, highlighting the sensitivity of emerging economies to the performance of their trading partners. Developing countries may also face disproportionately large exposure to the negative effects of climate change, due to both geography and a lack of access to technology to adapt to its effects, which could include increased frequency and severity of natural disasters and extreme weather events such as droughts, rising sea levels, decreased crop yields, and increased spread of disease, all of which could harm performance of affected economies. Given the particular vulnerability of emerging market countries to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on developing countries.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret or laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak, not enforced consistently, or non-existent. Sudden changes in governments or the transition of regimes may result in policies that are less favorable to investors such as the imposition of price controls or policies designed to expropriate or nationalize "sovereign" assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

The United States, other nations, or other governmental entities (including supranational entities) could impose sanctions on a country involved in such conflicts that limit or restrict foreign investment, the movement of assets or other economic activity in that country. In addition, an imposition of sanctions upon certain issuers in a country could have a materially adverse effect on the value of such companies' securities, delay a fund's ability to exercise certain rights as security holder, and/or impair a fund's ability to meet its investment objectives. A fund may be prohibited from investing in securities issued by companies subject to such sanctions and may be required to freeze its existing investments in those companies, prohibiting the fund from selling or otherwise transacting in these investments. Such sanctions, or other intergovernmental actions that may be taken in the future, may result in the devaluation of the country's currency, a downgrade in the country's credit rating, and/or a decline in the value and liquidity of impacted company stocks.

Many emerging market countries in which a fund may invest lack the social, political, and economic stability characteristic exhibited by developed countries. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, governmental corruption, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation (or taxes on foreign investments); and (v) imposition of trade barriers.

Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves, which has resulted in some governments restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial relative to their actual market values.

Governments of many emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs that cause huge budget deficits. Often, interest payments have become too overwhelming for these governments to meet, as these payments may represent a large percentage of a country's total GDP. Accordingly, these foreign obligations have become the subject of political debate within emerging market countries, which has resulted in internal pressure for such governments to not make payments to foreign creditors, but instead to use these funds for social programs. As a result of either an inability to pay or submission to political pressure, the governments sought to restructure their loan and/or bond obligations, have declared a temporary suspension of interest payments, or defaulted (in part or full) on their outstanding debt obligations. These events have adversely affected the values of securities issued by the governments and corporations domiciled in these emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well. Emerging markets have also benefited from continued monetary policies adopted by the central banks of developed countries. After a period of continuously raising interest rates, the U.S. Federal Reserve and central banks in other developed countries have reduced interest rates to historically low levels. To the extent the Federal Reserve Board maintains near zero rates, emerging market economies may benefit.

In addition to their continued reliance on international capital markets, many emerging economies are also highly dependent on international trade and exports, including exports of oil and other commodities. As a result, these economies are particularly vulnerable to downturns of the world economy. In recent years, emerging market economies have been subject to tightened international credit supplies and weakened global demand for their exports and, as a result, certain of these economies faced significant difficulties and some economies face recessionary concerns. Over the last decade, emerging market countries, and companies domiciled in such countries, have acquired significant debt levels. Any increase in U.S. interest rates could restrict the access to relatively inexpensive credit supplies and jeopardize the ability of emerging market countries to pay their respective debt service obligations. Although certain emerging market economies have shown signs of growth and recovery, continued growth is dependent on the uncertain economic outlook of China, Japan, the European Union, and the United States. The reduced demand for exports and lack of available capital for investment resulting from the European debt crisis, a slowdown in China, the effects of the COVID-19 pandemic, and persistent low growth in the global economy may inhibit growth for emerging market countries.

PORTFOLIO TRANSACTIONS

Orders for the purchase or sale of portfolio securities are placed on behalf of a fund by Fidelity Management & Research Company LLC (FMR or the Adviser) pursuant to authority contained in the management contract. To the extent that the Adviser grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section. Furthermore, the sub-adviser's trading and associated policies, which may differ from the Adviser's policies, may apply to that fund, subject to applicable law.

The Adviser or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

A fund will not incur any commissions or sales charges when it invests in shares of mutual funds (including any underlying central funds), but it may incur such costs when it invests directly in other types of securities.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by a fund for any fixed-income security, the price paid by a fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.

The Trustees of each fund periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of each fund. The Trustees also review the compensation paid by each fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

The Selection of Securities Brokers and Dealers

The Adviser or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) to place or execute a fund’s portfolio securities transactions. In selecting brokers, including affiliates of the Adviser, to execute a fund’s portfolio securities transactions, the Adviser or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to the Adviser’s or its affiliates’ overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund’s portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, the Adviser or its affiliates may choose to execute an order using ECNs, including broker-sponsored algorithms, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors include, but are not limited to, the following: price; costs; the size, nature and type of the order; the speed of execution; financial condition and reputation of the broker; broker specific considerations (e.g.; not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader’s assessment of whether and how closely the broker likely will follow the trader’s instructions to the broker; confidentiality and the potential for information leakage; the nature or existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.

In seeking best execution for portfolio securities transactions, the Adviser or its affiliates may from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. The Adviser or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. Occasionally the Adviser or its affiliates execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of the Adviser or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. The Adviser or its affiliates execute futures transactions verbally and electronically.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of the Adviser) that execute transactions for a fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to the Adviser or its affiliates.

Research Products and Services. These products and services may include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in video and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. The Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement the Adviser's or its affiliates' own research activities in providing investment advice to the funds.

Execution Services. In addition, when permissible under applicable law, brokerage and research products and services include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. Although the Adviser or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they may use commission dollars to obtain certain products or services that are not used exclusively in the Adviser's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, the Adviser or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").

Benefit to the Adviser. The Adviser's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. Therefore, an economic incentive exists for the Adviser or its affiliates to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on the Adviser’s or its affiliates’ funds interest in receiving most favorable execution. The Adviser and its affiliates manage the receipt of brokerage and research products and services and the potential for conflicts through its Commission Uses Program. The Commission Uses Program effectively “unbundles” commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. Those brokers have client commission arrangements (each a CCA) in place with the Adviser and its affiliates (each of those brokers referred to as CCA brokers). In selecting brokers for executing transactions on behalf of the fund, the trading desks through which the Adviser or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the funds based on the quality of execution without any consideration of brokerage and research products and services the CCA broker provides. Commissions paid to a CCA broker include both an execution commission and a research charge, and while the CCA broker receives the entire commission, it retains the execution commission and either credits or transmits the research portion (also known as “soft dollars,”) to a CCA pool maintained by each CCA broker. Soft dollar credits (credits) accumulated in CCA pools are used to pay research expenses. In some cases, the Adviser or its affiliates may request that a broker which is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid with credits from the CCA pool. The administration of brokerage and research products and services is managed separately from the trading desks, and traders have no responsibility for administering the research program, including the payment for research. The Adviser or its affiliates may use a third-party aggregator to facilitate payments to research providers. Where an aggregator is involved, the aggregator would maintain credits in an account that is segregated from the aggregator’s proprietary assets and the assets of its other clients and use those credits to pay research providers as instructed by the Adviser or its affiliates. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that the Adviser or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to the Adviser or its affiliates or have no explicit cost associated with them. In addition, the Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker’s overall services.

The Adviser's Decision-Making Process. In connection with the allocation of fund brokerage, the Adviser or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to the Adviser or its affiliates, viewed in terms of the particular transaction for a fund or the Adviser's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which the Adviser or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with a fund's brokerage may not benefit all funds and certain funds may receive the benefit of the brokerage and research product or services obtained with other funds’ commissions. As required under applicable laws or fund policy, commissions generated by certain funds may only be used to obtain certain brokerage and research products and services. As a result, certain funds may pay more proportionately of certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each fund continues to be allocated equitably. While the Adviser or its affiliates take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither the Adviser, its affiliates, nor the funds incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, for funds managed by the Adviser or its affiliates outside of the European Union or the United Kingdom, these brokerage and research products and services assist the Adviser or its affiliates in terms of their overall investment responsibilities to a fund or any other investment companies and investment accounts for which the Adviser or its affiliates may have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by the Adviser or its affiliates, and not every fund or investment account uses the brokerage and research products and services that may have been acquired through that fund’s commissions.

Research Contracts. The Adviser or its affiliates have arrangements with certain third-party research providers and brokers through whom the Adviser or its affiliates effect fund trades, whereby the Adviser or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, the Adviser or its affiliates may still cause a fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to the Adviser or its affiliates, or that may be available from another broker. The Adviser's or its affiliates' determination to pay for research products and services separately is wholly voluntary on the Adviser's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Funds Managed within the European Union. The Adviser and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as “MiFID II”, as implemented in the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the FCA), where applicable.

Funds, or portions thereof, that are managed within the United Kingdom by FMR Investment Management (UK) Limited (FMR UK) use research payment accounts (RPAs) to cover costs associated with equity and high income external research that is consumed by those funds or investment accounts in accordance with MiFID II and FCA regulations. With RPAs, funds pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission1. For funds that use an RPA, FMR UK establishes a research budget. The budget is set by first grouping funds or investment accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union or the United Kingdom. In this regard, research budgets are set by research needs and are not otherwise linked to the volume or value of transactions executed on behalf of the fund or investment account. For funds where portions are managed both within and outside of the United Kingdom, external research may be paid using both a CCA and an RPA. Determinations of what is eligible research and how costs are allocated are made in accordance with the Adviser’s and its affiliates’ policies and procedures. Costs for research consumed by funds that use an RPA will be allocated among the funds or investment accounts within defined strategies pro rata based on the assets under management for each fund or investment account. While the research charge paid on behalf of any one fund that uses an RPA varies over time, the overall research charge determined at the fund level on an annual basis will not be exceeded.

FMR UK is responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets will be maintained in accounts at a third-party depository institution, held in the name of FMR UK. FMR UK provides on request, a summary of: (i) the providers paid from the RPA; (ii) the total amount they were paid over a defined period; (iii) the benefits and services received by FMR UK; and (iv) how the total amount spent from the RPA compares to the research budget set for that period, noting any rebate or carryover if residual funds remain in the RPA.

Impacted funds, like those funds that participate in CCA pools, may make payments to a broker that include both an execution commission and a research charge, but unlike CCAs (for which research charges may be retained by the CCA broker and credited to the CCA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA are used to satisfy external research costs consumed by the funds.

If the costs of paying for external research exceed the amount initially agreed in relation to funds in a given strategy, the Adviser or its affiliates may continue to charge those funds or investment accounts beyond the initially agreed amount in accordance with MiFID II, continue to acquire external research for the funds or investment accounts using its own resources, or cease to purchase external research for those funds or investment accounts until the next annual research budget. If assets for specific funds remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year’s research charges for those funds or rebated to those funds.

Funds managed by FMR UK that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FMR UK and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMR UK portfolio managers that manage fixed income funds or investment accounts in any manner inconsistent with MiFID II and FCA regulations.

1The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would be permissible under Section 28(e) of the Securities Exchange Act of 1934 by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage products and services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered "commissions" for Section 28(e) purposes.

Commission Recapture

From time to time, the Adviser or its affiliates engages in brokerage transactions with brokers (who are not affiliates of the Adviser) who have entered into arrangements with the Adviser or its affiliates under which the broker may rebate a portion of the compensation paid by a fund (commission recapture). Not all brokers with whom a fund trades have been asked to participate in brokerage commission recapture.

Affiliated Transactions

The Adviser or its affiliates place trades with certain brokers, including NFS, through its Fidelity Capital Markets (FCM) division, and Luminex Trading & Analytics LLC (Luminex), with whom they are under common control or otherwise affiliated, provided the Adviser or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the funds and subject to other applicable law. In addition, from time to time, the Adviser or its affiliates place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent.

Trades may be executed through alternative trading systems or national securities exchanges in which the Adviser or its affiliates have an interest. Any decision to execute a trade through an alternative trading system or exchange in which the Adviser or its affiliates have an interest would be made in accordance with applicable law, including best execution obligations. For trades placed on such a system or exchange, not limited to ones in which the Adviser or its affiliates may have an ownership interest, the Adviser or its affiliates may benefit in the form of increased valuation(s) of its equity interest, where it has an ownership interest, or other remuneration, including rebates.

The Trustees of each fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

Non-U.S. Securities Transactions

To facilitate trade settlement and related activities in non-U.S. securities transactions, the Adviser or its affiliates effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions are effected on behalf of funds by parties other than the Adviser or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.

Trade Allocation

Although the Trustees and officers of each fund are substantially the same as those of certain other Fidelity® funds, investment decisions for each fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by the Adviser to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as a fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds.

Commissions Paid A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

The following table shows each fund's portfolio turnover rate for the fiscal periods ended August 31, 2021 and 2020. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Adviser's investment outlook, as well as changes in mortgage dollar roll transaction volume.

The variation in Fidelity Flex® Core Bond Fund’s portfolio turnover rate during the fiscal year ended August 31, 2020 was due to market volatility resulting in significant increase in trading volume relative to levels in normal market environments.

Turnover Rates	2021	2020
Fidelity Flex® Core Bond Fund	139%	205%
Fidelity Flex® Short-Term Bond Fund	72%	84%

During the fiscal year ended August 31, 2021, each fund held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by a fund as of the fiscal year ended August 31, 2021.

Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
Fidelity Flex® Core Bond Fund	Bank of America Corp.	$ 667,993
	Barclays PLC	$ 436,590
	Citigroup, Inc.	$ 738,559
	Credit Suisse Group	$ 520,088
	Goldman Sachs Group, Inc.	$ 992,932
	JPMorgan Chase & Co.	$ 545,063
	Morgan Stanley	$ 799,296
Fidelity Flex® Short-Term Bond Fund	Bank of America Corp.	$ 143,445
	BNP Paribas	$ 26,151
	Citigroup, Inc.	$ 61,051
	Goldman Sachs Group, Inc.	$ 115,553
	JPMorgan Chase & Co.	$ 160,330
	Morgan Stanley	$ 132,946

The following table shows the total amount of brokerage commissions paid by each fund, comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal years ended August 31, 2021, 2020, and 2019. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.

Fund	Fiscal Year Ended	Dollar Amount	Percentage of Average Net Assets
Fidelity Flex® Core Bond Fund	August 31
	2021	$157	0.00%
	2020	$215	0.00%
	2019	$63	0.00%
Fidelity Flex® Short-Term Bond Fund	August 31
	2021	$0	0.00%
	2020	$0	0.00%
	2019	$0	0.00%

During the fiscal year ended August 31, 2021, each fund paid no brokerage commissions to firms for providing research or brokerage services.

During the twelve-month period ended June 30, 2021, each fund did not allocate brokerage commissions to firms for providing research or brokerage services.

VALUATION

The NAV is the value of a single share. NAV is computed by adding the value of a fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Board of Trustees has ultimate responsibility for pricing, but has delegated day-to-day valuation responsibilities to FMR. FMR has established the FMR Fair Value Committee (the Committee) to fulfill these responsibilities.

Shares of open-end investment companies (including any underlying central funds) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies.

Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying central fund, are valued as follows:

Most equity securities are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.

Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.

Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.

Prices described above are obtained from pricing services that have been approved by the Board of Trustees. A number of pricing services are available and the funds may use more than one of these services. The funds may also discontinue the use of any pricing service at any time. A fund's adviser engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.

Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.

Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading.

In determining the fair value of a private placement security for which market quotations are not available, the Committee generally applies one or more valuation methods including the market approach, income approach and cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

Each fund's adviser reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the fund’s investments and ratifies the fair value determinations of the Committee.

BUYING, SELLING, AND EXCHANGING INFORMATION

Shares are available only to certain fee-based accounts and advisory programs offered by Fidelity.

Shares also may be available to certain broker-dealers that have entered into arrangements with Fidelity.

A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing each fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.

Each fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. A fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, a fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES

Dividends. Because each fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders or the long-term capital gains tax rates available to individuals. Short-term capital gains are taxable at ordinary income tax rates. A portion of each fund's dividends may be exempt from state and local taxation to the extent that they are derived from certain U.S. Government securities and meet certain requirements. Distributions by a fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).

Capital Gain Distributions. Unless your shares of a fund are held in a tax-advantaged retirement plan, each fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

Returns of Capital. If a fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold in taxable accounts.

Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by a fund with respect to foreign securities held directly by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by a fund. Because each fund does not currently anticipate that securities of foreign issuers or underlying regulated investment companies will constitute more than 50% of its total assets at the end of its fiscal year, or fiscal quarter, respectively, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

Tax Status of the Funds. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board (if any), and officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 178 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee of Fidelity Salem Street Trust

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

* Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trusts or various entities under common control with FMR.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Standing Committees of the Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has four standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Kenneally currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates, including matters involving potential claims of one or more funds (e.g. for reimbursements of expenses or losses) against FMR, and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds' Chief Compliance Officer (CCO). The committee (i) serves as a primary point of contact (generally after the Independent Trustee who serves as a liaison for the CCO) for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO's compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO. During the fiscal year ended August 31, 2021, the committee held 12 meeting(s).

The Audit Committee is composed of all of the Independent Trustees, with Ms. Acton currently serving as Chair. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair or a majority of committee members. The committee meets separately, at least annually, with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds' outside auditors, and with the funds' CCO. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process from the funds' Treasurer and outside auditors and will oversee the resolution of any disagreements concerning financial reporting among applicable parties. The committee will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' outside auditor, internal audit personnel of FMR LLC and legal counsel, as appropriate, matters related to the audits of the funds' financial statements. The committee will discuss regularly and oversee the review of the internal controls of the funds and their service providers with respect to accounting, financial matters and risk management programs related to the funds. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended August 31, 2021, the committee held four meeting(s).

The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Murray currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee reviews and approves annually Fair Value Committee Policies recommended by the FMR Fair Value Committee and oversees particular valuations or fair valuation methodologies employed by the FMR Fair Value Committee as circumstances may require. The Committee also reviews actions taken by the FMR Fair Value Committee. The Committee does not oversee the day-to-day operational aspects of the valuation and calculation of the net asset value of the funds, which have been delegated to the FMR Fair Value Committee and Fidelity Service Company, Inc. (FSC). During the fiscal year ended August 31, 2021, the committee held six meeting(s).

The Governance and Nominating Committee is composed of Messrs. Kenneally (Chair) and Gartland (Vice Chair), and Ms. Acton. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It monitors the performance of legal counsel employed by both the funds and the Independent Trustees. The committee will engage and oversee any counsel utilized by the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee also approves Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee oversees compliance with the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee reviews the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "recommended practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended August 31, 2021, the committee held ten meeting(s).

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2020.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	JonathanChiel	Abigail P.Johnson	JenniferToolin McAuliffe
Fidelity Flex® Core Bond Fund	--(1)	none	none
Fidelity Flex® Short-Term Bond Fund	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000

(1) Currently, Mr. Chiel is not a Trustee of Fidelity Income Fund.

Independent Trustees
DOLLAR RANGE OF FUND SHARES	Elizabeth S.Acton	Ann E.Dunwoody	JohnEngler	Robert F.Gartland
Fidelity Flex® Core Bond Fund	none	none	none	none
Fidelity Flex® Short-Term Bond Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Arthur E.Johnson	Michael E.Kenneally	Marie L.Knowles	Mark A.Murray
Fidelity Flex® Core Bond Fund	none	none	none	none
Fidelity Flex® Short-Term Bond Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended August 31, 2021, or calendar year ended December 31, 2020, as applicable.

Compensation Table(1)
AGGREGATE COMPENSATION FROM A FUND	Elizabeth S.Acton	Ann E.Dunwoody	JohnEngler	Robert F.Gartland
Fidelity Flex® Core Bond Fund	$22	$21	$21	$21
Fidelity Flex® Short-Term Bond Fund	$2	$2	$2	$2
TOTAL COMPENSATION FROM THE FUND COMPLEX(2)	$513,000	$471,500	$471,500	$484,000
AGGREGATE COMPENSATION FROM A FUND	Robert W.Helm(3)	Arthur E.Johnson	Michael E.Kenneally	Marie L.Knowles
Fidelity Flex® Core Bond Fund	$5	$26	$23	$22
Fidelity Flex® Short-Term Bond Fund	$0	$2	$2	$2
TOTAL COMPENSATION FROM THE FUND COMPLEX(2)	--	$584,000	$534,000	$498,500
AGGREGATE COMPENSATION FROM A FUND	Mark A.Murray
Fidelity Flex® Core Bond Fund	$21
Fidelity Flex® Short-Term Bond Fund	$2
TOTAL COMPENSATION FROM THE FUND COMPLEX(2)	$471,500

(1) Jonathan Chiel, Abigail P. Johnson, and Jennifer Toolin McAuliffe are interested persons and are compensated by Fidelity.

(2) Reflects compensation received for the calendar year ended December 31, 2020 for 280 funds of 31 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Elizabeth S. Acton, $120,000; Ann E. Dunwoody, $245,099; Robert F. Gartland, $180,000; Michael E. Kenneally $120,000; and Mark A. Murray, $245,099.

(3) Mr. Helm serves as a Member of the Advisory Board of Fidelity Income Fund effective June 1, 2021.

As of August 31, 2021, approximately 82.48% of Fidelity Flex® Short-Term Bond Fund’s total outstanding shares was held by FMR and/or another entity or entities of which FMR LLC is the ultimate parent. By virtue of her ownership interest in FMR LLC, as described in the "Control of Investment Advisers" section, Ms. Abigail P. Johnson may be deemed to be a beneficial owner of these shares. As of the above date, with the exception of Ms. Johnson's deemed ownership of Fidelity Flex® Short-Term Bond Fund’s shares, the Trustees, Members of the Advisory Board (if any), and officers of the funds owned, in the aggregate, less than 1% of each class's total outstanding shares, with respect to each fund.

As of August 31, 2021, the following owned of record and/or beneficially 5% or more of the outstanding shares:

Fund Name	Owner Name	City	State	Ownership %
Fidelity Flex® Short-Term Bond Fund	FMR CAPITAL	BOSTON	MA	82.48%

As of August 31, 2021, the following owned of record and/or beneficially 25% or more of the outstanding shares:

Fund Name	Owner Name	City	State	Ownership %
Fidelity Flex® Short-Term Bond Fund	FMR CAPITAL	BOSTON	MA	82.48%

A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, FMR UK, Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

FMR, FMR UK, FMR H.K., FMR Japan, Fidelity Distributors Company LLC (FDC), and the funds have adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the code of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are interested persons of the trusts or of FMR, and compensates all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. Under the terms of a fund's management contract, FMR, either itself or through an affiliate, is responsible for payment of all operating expenses of the fund with limited exceptions. Specific expenses payable by FMR include legal expenses, fees of the custodian, auditor, and interested Trustees, a fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. FMR also pays all fees associated with the transfer agency services and pricing and bookkeeping services agreements.

FMR pays all other expenses of each fund with the following exceptions: expenses for typesetting, printing, and mailing proxy materials to shareholders, all other expenses incidental to holding meetings of the fund's shareholders (including proxy solicitation), fees and expenses of the Independent Trustees, interest, Rule 12b-1 fees (if any), taxes, and such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. The fund shall pay its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable.

Management Fees.

Each fund does not pay a management fee to FMR for the services of FMR under each fund's management contract. Each fund is available through certain fee-based accounts and advisory programs offered by FMR’s affiliates. FMR is compensated for its services out of such fees.

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns and yield, and repayment of the reimbursement will decrease returns and yield.

Sub-Advisers - FMR UK, FMR H.K., and FMR Japan. On behalf of each fund, FMR has entered into sub-advisory agreements with FMR H.K. and FMR Japan. On behalf of each fund, FMR has entered into a sub-advisory agreement with FMR UK. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services). FMR, and not the fund, pays the sub-advisers.

Currently, FMR UK has day-to-day responsibility for choosing certain types of investments for Fidelity Flex® Core Bond Fund.

David DeBiase is co-manager of Fidelity Flex® Short-Term Bond Fund and receives compensation for those services. Robert Galusza is co-manager of Fidelity Flex® Short-Term Bond Fund and receives compensation for those services. Julian Potenza is co-manager of Fidelity Flex® Short-Term Bond Fund and receives compensation for those services. As of August 31, 2021, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager’s base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other FMR taxable bond funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portion of each portfolio manager’s bonus that is linked to the investment performance of Fidelity Flex® Short-Term Bond Fund is based on the pre-tax investment performance of the fund measured against the Bloomberg U.S. 1-3 Year Government/Credit Bond Index. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

Ford O’Neil is lead portfolio manager of Fidelity Flex® Core Bond Fund and receives compensation for those services. Jeffrey Moore is co-manager of Fidelity Flex® Core Bond Fund and receives compensation for those services. Celso Munoz is co-manager of Fidelity Flex® Core Bond Fund and receives compensation for those services. As of August 31, 2021, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Mr. O’Neil’s, Mr. Moore’s, and Mr. Munoz’s base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other FMR taxable bond funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portion of Mr. O’Neil’s, Mr. Moore’s, and Mr. Munoz’s bonus that is linked to the investment performance of Fidelity Flex® Core Bond Fund is based on the pre-tax investment performance of the fund measured against the Bloomberg U.S. Universal Bond Index.

Michael Foggin is co-manager of Fidelity Flex® Core Bond Fund and does not receive compensation for those services to this fund. As of August 31, 2021, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager's compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Mr. Foggin’s base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other FMR taxable bond funds and accounts. The pre-tax investment performance of the portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of the portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR.

Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in a fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients’) respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FMR or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR’s and its affiliates’ client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.

A conflict of interest situation is presented when FMR or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FMR investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FMR for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FMR has adopted policies and procedures and maintains a compliance program designed to help manage such actual and potential conflicts of interest.

The following table provides information relating to other accounts managed by Mr. DeBiase as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	12	6	49
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$29,374	$3,006	$45,591
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity Flex® Short-Term Bond Fund ($7 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity Flex® Short-Term Bond Fund beneficially owned by Mr. DeBiase was none.

The following table provides information relating to other accounts managed by Mr. Galusza as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	12	6	52
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$29,374	$3,006	$46,369
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity Flex® Short-Term Bond Fund ($7 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity Flex® Short-Term Bond Fund beneficially owned by Mr. Galusza was none.

The following table provides information relating to other accounts managed by Mr. Potenza as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	12	6	48
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$29,374	$3,006	$45,648
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity Flex® Short-Term Bond Fund ($7 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity Flex® Short-Term Bond Fund beneficially owned by Mr. Potenza was none.

The following table provides information relating to other accounts managed by Mr. O'Neil as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	13	10	7
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$134,246	$11,925	$3,460
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity Flex® Core Bond Fund ($87 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity Flex® Core Bond Fund beneficially owned by Mr. O'Neil was none.

The following table provides information relating to other accounts managed by Mr. Moore as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	9	17	14
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$95,185	$14,828	$16,764
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity Flex® Core Bond Fund ($87 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity Flex® Core Bond Fund beneficially owned by Mr. Moore was none.

The following table provides information relating to other accounts managed by Mr. Munoz as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	8	3	10
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$109,437	$8,301	$7,372
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity Flex® Core Bond Fund ($87 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity Flex® Core Bond Fund beneficially owned by Mr. Munoz was none.

The following table provides information relating to other accounts managed by Mr. Foggin as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	9	7	4
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$4,645	$7,612	$1,141
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity Flex® Core Bond Fund ($0 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity Flex® Core Bond Fund beneficially owned by Mr. Foggin was none.

PROXY VOTING GUIDELINES

Fidelity® Funds' Proxy Voting Guidelines

I. Introduction

These guidelines are intended to help Fidelity’s customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 70 years. In particular, these guidelines are animated by two fundamental principles: 1) putting first the long-term interests of our customers and fund shareholders; and 2) investing in companies that share our approach to creating value over the long-term. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.

In evaluating proxies, we recognize that companies can conduct themselves in ways that have important environmental and social consequences. While Fidelity always remains focused on maximizing long-term shareholder value, we also consider potential environmental, social and governance (ESG) impacts that we believe are material to individual companies and investing funds' investment objectives and strategies.

Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.

II. Board of Directors and Corporate Governance

Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders’ rights. The following general guidelines are intended to reflect these proxy voting principles.

A. Election of Directors

Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.

Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:

1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.

2. There are no women on the board or if a board of ten or more members has fewer than two women directors.

3. The director is a public company CEO who sits on more than two unaffiliated public company boards.

Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:

1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.

3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.

B. Contested Director Elections

On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds’ assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:

1. Management’s track record and strategic plan for enhancing shareholder value;

2. The long-term performance of the company compared to its industry peers; and

3. The qualifications of the shareholder’s and management’s nominees.

Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.

C. Cumulative Voting Rights

Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.

D. Classified Boards

A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board’s adoption of a classified board structure and support declassification of existing boards.

E. Independent Chairperson

In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.

F. Majority Voting in Director Elections

In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company’s board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.

G. Proxy Access

Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company’s proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company’s shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.

H. Indemnification of Directors and Officers

In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).

III. Compensation

Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.

A. Equity Compensation Plans

Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:

1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate (“burn rate”) considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.

2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.

3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

As to stock option plans, considerations include the following:

1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

2. Re-pricing: An “out-of-the-money” (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.

Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:

1. Whether the proposal excludes senior management and directors;

2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3. The company's relative performance compared to other companies within the relevant industry or industries;

4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.

B. Employee Stock Purchase Plans

These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing “best practices” in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.

IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote

Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:

- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;

- The alignment of executive compensation and company performance relative to peers; and

- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.

A. Compensation Committee

Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.

Fidelity will oppose the election of directors on the compensation committees if:

1. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.

2. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:

a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or

b) Adopted or extended a golden parachute.

B. Executive Severance Agreements

Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as “golden parachutes.” Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

V. Environmental and Social Issues

Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate environmental and social issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund's investment objective and strategies.

Fidelity generally considers management’s recommendation and current practice when voting on shareholder proposals concerning environmental or social issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Therefore, Fidelity may support shareholder proposals that request additional disclosures from companies regarding environmental or social issues, including where it believes that the proposed disclosures could provide meaningful information to the investment management process without unduly burdening the company. This means that Fidelity may support shareholder proposals calling for reports on sustainability, renewable energy, and environmental impact issues. Fidelity also may support proposals on issues in other areas, including but not limited to equal employment, board diversity and workforce diversity.

VI. Anti-Takeover Provisions and Shareholders Rights Plans

Fidelity generally will oppose a proposal to adopt an anti-takeover provision.

Anti-takeover provisions include:

- classified boards;

- “blank check” preferred stock (whose terms and conditions may be expressly determined by the company’s board, for example, with differential voting rights);

- golden parachutes;

- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);

- poison pills;

- restricting the right to call special meetings;

- provisions restricting the right of shareholders to set board size; and

- any other provision that eliminates or limits shareholder rights.

A. Shareholders Rights Plans (“poison pills”)

Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.

Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:

1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;

2. Is integral to a business strategy that is expected to result in greater value for the shareholders;

3. Requires shareholder approval to be reinstated upon expiration or if amended;

4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and

5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.

Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.

B. Shareholder Ability to Call a Special Meeting

Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.

C. Shareholder Ability to Act by Written Consent

Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.

D. Supermajority Shareholder Vote Requirement

Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

VII. Anti-Takeover Provisions and Director Elections

Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.

Fidelity will consider supporting the election of directors with respect to poison pills if:

- All of the poison pill’s features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.

- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.

- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

VIII. Capital Structure and Incorporation

These guidelines are designed to protect shareholders’ value in the companies in which the Fidelity funds invest. To the extent a company’s management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.

A. Increases in Common Stock

Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.

In the case of REITs, however, Fidelity will oppose a provision to increase the REIT’s authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.

B. Multi-Class Share Structures

Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

C. Incorporation or Reincorporation in another State or Country

Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

IX. Shares of Fidelity Funds, ETFs, or other non-Fidelity Mutual Funds and ETFs

When a Fidelity fund invests in an underlying Fidelity fund with public shareholders, an exchange traded fund (ETF), or fund that is not affiliated, Fidelity will vote in the same proportion as all other voting shareholders of the underlying fund (this is known as “echo voting”). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals.

X. Foreign Markets

Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.

XI. Securities on Loan

Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.

XII. Avoiding Conflicts of Interest

Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.

Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.

XIII. Conclusion

Since its founding more than 70 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.

Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.

Glossary

• Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.

- For a large-capitalization company, burn rate higher than 1.5%.

- For a small-capitalization company, burn rate higher than 2.5%.

- For a micro-capitalization company, burn rate higher than 3.5%.

• Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

• Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.

• Micro-capitalization company means a company with market capitalization under US $300 million.

• Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.

• Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved Distribution and Service Plans with respect to shares of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow shares of the funds and/or FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.

The Plan adopted for each fund is described in the prospectus.

Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, each Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees has not authorized such payments for shares of each fund.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by shares of the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

FDC or an affiliate may compensate, or upon direction make payments for certain retirement plan expenses to intermediaries. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, and other factors. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. Certain of the payments described above may be significant to an intermediary. As permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries. Currently, the Board of Trustees has not authorized such payments for shares of each fund.

A fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for performing recordkeeping and other services. Please see "Transfer and Service Agent Agreements" in this statement of additional information (SAI) for more information.

TRANSFER AND SERVICE AGENT AGREEMENTS

Each fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of each agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.

For providing transfer agency services, FIIOC receives no fees from each fund. FMR is responsible for paying all transfer agency services costs of each fund.

FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Fund shares may be owned by intermediaries for the benefit of their customers. In those instances, a fund may not maintain an account for shareholders, and some or all of the recordkeeping and/or administrative services for these accounts may be performed by intermediaries.

FIIOC or an affiliate may make payments out of its own resources to intermediaries (including affiliates of FIIOC) for recordkeeping services. Payments may also be made, upon direction, for other plan expenses. Currently, the Board of Trustees has not authorized such payments for shares of each fund. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

Each fund has entered into a service agent agreement with FSC, an affiliate of FMR (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives no fee from each fund. FMR is responsible for paying all pricing and bookkeeping services costs of each fund.

FMR bears the cost of transfer agency services and pricing and bookkeeping services under the terms of its management contract with each fund.

SECURITIES LENDING

During the fiscal year, the securities lending agent, or the investment adviser (where the fund does not use a securities lending agent) monitors loan opportunities for each fund, negotiates the terms of the loans with borrowers, monitors the value of securities on loan and the value of the corresponding collateral, communicates with borrowers and the fund's custodian regarding marking to market the collateral, selects securities to be loaned and allocates those loan opportunities among lenders, and arranges for the return of the loaned securities upon the termination of the loan. Income and fees from securities lending activities for the fiscal year ended August 31, 2021, are shown in the following table:

Security Lending Activities	Fund(s)
	Fidelity Flex® Core Bond Fund(1)	Fidelity Flex® Short-Term Bond Fund(1)
Gross income from securities lending activities	$0	$0
Fees paid to securities lending agent from a revenue split	0	0
Administrative fees	0	0
Rebate (paid to borrower)	0	0
Other fees not included in the revenue split (lending agent fees to NFS)	0	0
Aggregate fees/compensation for securities lending activities	0	0
Net income from securities lending activities	0	0

(1) The fund did not lend securities during the year.

A fund does not pay cash collateral management fees, separate indemnification fees, or other fees not reflected above.

DESCRIPTION OF THE TRUSTS

Trust Organization. Fidelity Flex® Core Bond Fund is a fund of Fidelity Income Fund, an open-end management investment company created under an initial declaration of trust dated August 7, 1984. Fidelity Flex® Short-Term Bond Fund is a fund of Fidelity Salem Street Trust, an open-end management investment company created under an initial declaration of trust dated September 5, 1984. The Trustees are permitted to create additional funds in the trusts and to create additional classes of the funds.

The assets of each trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in a trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the respective trusts shall be allocated between or among any one or more of its funds.

Shareholder Liability. Each trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

Each Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. Each Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. Each Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

Each Declaration of Trust provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. Each Declaration of Trust also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

Voting Rights. Each fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

Each trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of each trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of a trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. Citibank, N.A., 388 Greenwich Street, New York, New York, is custodian of the assets of Fidelity Flex® Core Bond Fund. The Bank of New York Mellon, 1 Wall Street, New York, New York, is custodian of the assets of Fidelity Flex® Short-Term Bond Fund. Each custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York Mellon and JPMorgan Chase Bank, each headquartered in New York, also may serve as special purpose custodian of certain assets of taxable funds in connection with repurchase agreement transactions. From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR or an affiliate. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of each fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for each fund and provides other audit, tax, and related services.

FUND HOLDINGS INFORMATION

Each fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving a fund's best interests by striking an appropriate balance between providing information about a fund's portfolio and protecting a fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the funds' chief compliance officer periodically.

Each fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after month-end).

Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.

A fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of a fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of a fund’s portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of a fund.

FMR’s Disclosure Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity fund prior to such fund’s public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.

Disclosure of non-public portfolio holdings information for a Fidelity fund’s portfolio may only be provided pursuant to the guidelines below.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: a fund's trustees; a fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; a fund's auditors; a fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to a fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by a fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, each fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by FMR, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving a fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to a fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to a fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Standard & Poor's Ratings Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day); and Bloomberg, L.P. (full holdings daily, on the next business day).

FMR, its affiliates, or the funds will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the funds' SAI.

There can be no assurance that the funds' policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

FINANCIAL STATEMENTS

Each fund's financial statements and financial highlights for the fiscal year ended August 31, 2021, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies (such as central funds or other underlying funds) in which a fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

APPENDIX

Fidelity Flex, Fidelity, and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

Fidelity Flex® Funds

Fund	Ticker
Fidelity Flex® U.S. Bond Index Fund	FIBUX

Fund of Fidelity Salem Street Trust

STATEMENT OF  ADDITIONAL INFORMATION

October 30, 2021

This statement of additional information (SAI) is not a prospectus. Portions of the fund's annual report are incorporated herein. The annual report is supplied with this SAI.

To obtain a free additional copy of the prospectus or SAI, dated October 30, 2021, or an annual report, please call Fidelity at 1-800-544-3455 (for managed account clients) or 1-800-835-5092 (for retirement plan participants) or visit Fidelity's web site at www.fidelity.com (for managed account clients) or www.401k.com (for retirement plan participants).

ZUB-PTB-1021
1.9880789.106

245 Summer Street, Boston, MA 02210

INVESTMENT POLICIES AND LIMITATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING, SELLING, AND EXCHANGING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACT
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT AGREEMENTS
SECURITIES LENDING
DESCRIPTION OF THE TRUST
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are the fund's fundamental investment limitations set forth in their entirety.

Diversification

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Senior Securities

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Fidelity Management & Research Company LLC (FMR) looks through to the U.S. Government securities.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market central fund, FMR looks through to the holdings of the central fund.

For purposes of the fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.

Real Estate

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Short Sales

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, except for sales of to be announced (TBA) securities, and provided that transactions in futures contracts, options, and swaps are not deemed to constitute selling securities short.

Margin Purchases

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

In addition to the fund's fundamental and non-fundamental investment limitations discussed above:

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

The following pages contain more detailed information about types of instruments in which the fund may invest, techniques the fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. The fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, the fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.

On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "an adviser" or "the adviser" may relate to the fund's adviser or a sub-adviser, as applicable.

Affiliated Bank Transactions. A Fidelity® fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Collateralized Loan Obligations (CLO) are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses. For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO trust typically have higher ratings and lower yields than their underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by a fund as illiquid securities, however an active dealer market may exist allowing them to qualify for Rule 144A transactions.

Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity® funds and other advisory clients only) shares of Fidelity® central funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity® funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees. The investment results of the portions of a Fidelity® fund's assets invested in the central funds will be based upon the investment results of those funds.

Commodity Futures Trading Commission (CFTC) Notice of Exclusion. The Adviser, on behalf of the Fidelity® fund to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. However, the CFTC has adopted certain rule amendments that significantly affect the continued availability of this exclusion, and may subject advisers to funds to regulation by the CFTC. As of the date of this SAI, the adviser does not expect to register as a CPO of the fund. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.

Disruption to Financial Markets and Related Government Intervention. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of events such as the 2008 economic downturn led the U.S. Government and other governments to take a number of then-unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments in unpredictable ways.

Similarly, widespread disease including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent a fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact a fund's ability to achieve its investment objective, and (iii) may exacerbate the risks discussed elsewhere in a fund’s registration statement, including political, social, and economic risks.

The value of a fund's portfolio is also generally subject to the risk of future local, national, or global economic or natural disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it remains uncertain that the U.S. Government or foreign governments will intervene in response to current or future market disturbances and the effect of any such future intervention cannot be predicted.

Dollar-Weighted Average Maturity is derived by multiplying the value of each security by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

Under certain circumstances, a fund may invest in nominally long-term securities that have maturity shortening features of shorter-term securities, and the maturities of these securities may be deemed to be earlier than their ultimate maturity dates by virtue of an existing demand feature or an adjustable interest rate. Under other circumstances, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. The maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

Duration is a measure of a bond's price sensitivity to a change in its yield. For example, if a bond has a 5-year duration and its yield rises 1%, the bond's value is likely to fall about 5%. Similarly, if a bond fund has a 5-year average duration and the yield on each of the bonds held by the fund rises 1%, the fund's value is likely to fall about 5%. For funds with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance will likely differ from the example.

Exposure to Foreign and Emerging Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, a fund's adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Funds of Funds and Other Large Shareholders. Certain Fidelity® funds and accounts (including funds of funds) invest in other funds ("underlying funds") and, as a result, may at times have substantial investments in one or more underlying funds.

An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund's shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund's shares.

When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time.

Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). In addition, some currently available futures contracts are based on Eurodollars. Positions in Eurodollar futures reflect market expectations of forward levels of three-month London Interbank Offered Rate (LIBOR) rates. Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant, when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's net asset value per share (NAV). The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the futures commission merchant of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the futures commission merchant's other customers, potentially resulting in losses to the fund. A fund is also required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or over-the-counter (OTC). The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to a futures commission merchant as described above for futures contracts.

If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in price increases and, if a call writer does not hold the underlying instrument, a call writer's loss is theoretically unlimited.

Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), asset swaps (e.g., where parties combine the purchase or sale of a bond with an interest rate swap), total return swaps, and credit default swaps. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member futures commission merchant may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce the distinction.

A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which a fund is the protection seller, the fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the fund by the credit default protection buyer. Any loss would be offset by the premium payments the fund receives as the seller of credit default protection. This risk for cleared swaps is generally lower than for uncleared swaps since the counterparty is a clearinghouse, but there can be no assurance that a clearinghouse or its members will satisfy its obligations.

If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity® fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that a fund will be able to do so, a fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. A fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.

A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In order to cover its outstanding obligations to a swap counterparty, a fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.

Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.

Hybrid and Preferred Securities. A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.

The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.

Illiquid Investments

means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund. Illiquid securities may include (1) repurchase agreements maturing in more than seven days without demand/redemption features, (2) OTC options and certain other derivatives, (3) private placements, (4) securities traded on markets and exchanges with structural constraints, and (5) loan participations.

Under the supervision of the Board of Trustees, a Fidelity® fund's adviser classifies the liquidity of the fund's investments and monitors the extent of funds’ illiquid investments.

Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.

Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment’s liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund’s investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.

Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.

On August 5, 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States one level to "AA+" from "AAA." While Standard & Poor's Ratings Services affirmed the United States' short-term sovereign credit rating as "A-1+," there is no guarantee that Standard & Poor's Ratings Services will not decide to lower this rating in the future. Standard & Poor's Ratings Services stated that its decision was prompted by its view on the rising public debt burden and its perception of greater policymaking uncertainty. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by Standard & Poor's Ratings Services decisions to downgrade the long-term sovereign credit rating of the United States.

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.

Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Insolvency of Issuers, Counterparties, and Intermediaries.

Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.

As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.

If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a Fidelity® fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A Fidelity® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Low or Negative Yielding Securities. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including Japan and some European countries, are at or near historically low levels. Japan and those European countries have, from time to time, experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk for the markets as a whole and for the funds. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent a fund is exposed to such interest rates.

Mortgage Securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

On June 3, 2019, under the Federal Housing Finance Agency’s “Single Security Initiative”, Fannie Mae and Freddie Mac will start issuing uniform mortgage-backed securities (UMBS). UMBS will be eligible for delivery into the To-Be-Announced (TBA) market. Each UMBS will have a 55-day remittance cycle and can be used as collateral in either a Fannie Mae® or Freddie Mac® security or held for investment. Freddie Mac’s legacy TBA-eligible securities have a 45-day remittance cycle and will not be directly eligible for delivery in settlement of a UMBS trade. Freddie Mac will offer investors the opportunity to exchange outstanding legacy mortgage-backed securities for mirror UMBS with a 55-day remittance period. The exchange offer includes compensation for the 10-day delay in receipt of payments. A fund’s ability to invest in UMBS to the same degree that the fund currently invests in Fannie Mae and Freddie Mac mortgage-backed securities is uncertain.

While Fannie Mae and Freddie Mac have taken steps for a smooth transition to the issuance of UMBS, the effects of the issuance of UMBS on the mortgage-backed securities and TBA markets are uncertain and there may be factors that affect the timing of the transition to UMBS or the ability of market participants, including a fund, to adapt to the issuance of UMBS. A fund may need to consider the tax and accounting issues raised by investments in UMBS and/or the exchange of legacy Freddie Mac securities for UMBS. Additionally, there could be divergence in prepayment rates of UMBS issued by Fannie Mae and Freddie Mac, which could lead to differences in the prices of Fannie Mae- and Freddie Mac-issued UMBS if Fannie Mae and Freddie Mac fail to align programs, policies and practices that affect prepayments.

The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

A fund may seek to earn additional income by using a trading strategy (commonly known as "mortgage dollar rolls" or "reverse mortgage dollar rolls") that involves selling (or buying) mortgage securities, realizing a gain or loss, and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities that are permissible investments for the fund. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction, a fund is entitled to interest and principal payments on the securities purchased. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

Real Estate Investment Trusts (REITs). REITs issue debt securities to fund the purchase and/or development of commercial properties. The value of these debt securities may be affected by changes in the value of the underlying property owned by the trusts, the creditworthiness of the trusts, interest rates, and tax and regulatory requirements. REITs are dependent upon management skill and the cash flow generated by the properties owned by the trusts. REITs are at the risk of the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.

Restricted Securities (including Private Placements) are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities, including private placements of private and public companies, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage.

Securities Lending. A Fidelity® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate, National Financial Services LLC (NFS). Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity® fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.

The Fidelity® funds have retained agents, including NFS, an affiliate of the funds, to act as securities lending agent. If NFS acts as securities lending agent for a fund, it is subject to the overall supervision of the fund’s adviser, and NFS will administer the lending program in accordance with guidelines approved by the fund’s Trustees.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies,

including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.

A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, the Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.

Special Purpose Acquisition Companies (“SPACs”). A fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool money to seek potential acquisition opportunities. SPACs are collective investment structures formed to raise money in an initial public offering for the purpose of merging with or acquiring one or more operating companies (the “de-SPAC Transaction”). Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. In connection with a de-SPAC Transaction, the SPAC may complete a PIPE (private investment in public equity) offering with certain investors. A fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its de-SPAC Transaction.

Because SPACs do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. An investment in a SPAC is subject to a variety of risks, including that (i) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (ii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (iii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; (iv) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the fund believes is the SPAC interest’s intrinsic value; (v) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of shareholders; (vi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (vii) the warrants or other rights with respect to the SPAC held by a fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (viii) a fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; and (ix) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction.

Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold, but only pursuant to an effective registration statement or other exemption from registration. The securities issued by a SPAC, which are typically traded either in the over-the-counter market or on an exchange, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.

Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

Structured Securities (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.

Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.

If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the fund when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank account overnight. Any risks associated with such an account are investment risks of the fund. The fund faces the risk of loss of these balances if the bank becomes insolvent.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality, sometimes subject to a cap or floor on such rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. For purposes of determining the maximum maturity of a variable or floating rate security, a fund's adviser may take into account normal settlement periods.

In addition to other interbank offered rates (IBORs), the most common benchmark rate for floating rate securities is LIBOR, which is the rate of interest offered on short-term interbank deposits, as determined by trading between major international banks. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other IBORs were susceptible to manipulation. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of U.S. dollar overnight borrowings) and the Sterling Overnight Index Average rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). In March 2021, the United Kingdom’s Financial Conduct Authority and ICE Benchmark Authority formally announced the dates after which the LIBORs will no longer be representative and subsequently cease publication. Certain LIBOR settings will cease publication after the end of 2021. However, the publication of certain other LIBOR settings will continue through at least mid-2023. While various regulators and industry bodies are working globally on transitioning to alternative rates, there remains uncertainty regarding the future utilization of the IBORs and the transition to, and the nature of, replacement rates. As such, the effect of a transition away from the IBORs on a fund and the financial instruments in which it invests cannot yet be determined, and may depend on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts; (ii) the effect of new legislation relating to the discontinuation of LIBOR and the use of replacement rates, and (iii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Such transition may result in a reduction in the value of IBOR-based instruments held by a fund, a reduction in the effectiveness of certain hedging transactions and increased illiquidity and volatility in markets that currently rely on an IBOR to determine interest rates, any of which could adversely impact the fund’s performance.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

A fund may also engage in purchases or sales of "to be announced" or "TBA" securities, which usually are transactions in which a fund buys or sells mortgage-backed securities on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount. TBA trades can be used by a fund for investment purposes in order to gain exposure to certain securities, or for hedging purposes to adjust the risk exposure of a fund portfolio without having to restructure a portfolio. Purchases and sales of TBA securities involve risks similar to those discussed above for other when-issued and forward purchase and sale transactions. In addition, when a fund sells TBA securities, it incurs risks similar to those incurred in short sales. For example, when a fund sells TBA securities without owning or having the right to obtain the deliverable securities, it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. Also, a fund may be unable to purchase the deliverable securities if the corresponding market is illiquid. In such transactions, the fund will set aside liquid assets in an amount sufficient to offset its exposure as long as the fund's obligations are outstanding.

Under the Federal Housing Finance Agency’s “Single Security Initiative” intended to maximize liquidity for both Fannie Mae and Freddie Mac mortgage-backed securities in the TBA market, Fannie Mae and Freddie Mac expect to start issuing UMBS in place of their current separate offerings of TBA-eligible mortgage-backed securities. The effects of the issuance of UMBS on the TBA market are uncertain.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.

Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund’s service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund’s manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

While a fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

PORTFOLIO TRANSACTIONS

Orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Fidelity Management & Research Company LLC (FMR or the Adviser) pursuant to authority contained in the management contract. To the extent that the Adviser grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section. Furthermore, the sub-adviser's trading and associated policies, which may differ from the Adviser's policies, may apply to that fund, subject to applicable law.

The Adviser or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

The fund will not incur any commissions or sales charges when it invests in shares of mutual funds (including any underlying central funds), but it may incur such costs when it invests directly in other types of securities.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.

The Trustees of the fund periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

The Selection of Securities Brokers and Dealers

The Adviser or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) to place or execute the fund’s portfolio securities transactions. In selecting brokers, including affiliates of the Adviser, to execute the fund’s portfolio securities transactions, the Adviser or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to the Adviser’s or its affiliates’ overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund’s portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, the Adviser or its affiliates may choose to execute an order using ECNs, including broker-sponsored algorithms, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors include, but are not limited to, the following: price; costs; the size, nature and type of the order; the speed of execution; financial condition and reputation of the broker; broker specific considerations (e.g.; not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader’s assessment of whether and how closely the broker likely will follow the trader’s instructions to the broker; confidentiality and the potential for information leakage; the nature or existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.

In seeking best execution for portfolio securities transactions, the Adviser or its affiliates may from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. The Adviser or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. Occasionally the Adviser or its affiliates execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of the Adviser or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. The Adviser or its affiliates execute futures transactions verbally and electronically.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of the Adviser) that execute transactions for a fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to the Adviser or its affiliates.

Research Products and Services. These products and services may include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in video and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. The Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement the Adviser's or its affiliates' own research activities in providing investment advice to the fund.

Execution Services. In addition, when permissible under applicable law, brokerage and research products and services include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. Although the Adviser or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they may use commission dollars to obtain certain products or services that are not used exclusively in the Adviser's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, the Adviser or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").

Benefit to the Adviser. The Adviser's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. Therefore, an economic incentive exists for the Adviser or its affiliates to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on the Adviser’s or its affiliates’ funds interest in receiving most favorable execution. The Adviser and its affiliates manage the receipt of brokerage and research products and services and the potential for conflicts through its Commission Uses Program. The Commission Uses Program effectively “unbundles” commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. Those brokers have client commission arrangements (each a CCA) in place with the Adviser and its affiliates (each of those brokers referred to as CCA brokers). In selecting brokers for executing transactions on behalf of the fund, the trading desks through which the Adviser or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the CCA broker provides. Commissions paid to a CCA broker include both an execution commission and a research charge, and while the CCA broker receives the entire commission, it retains the execution commission and either credits or transmits the research portion (also known as “soft dollars,”) to a CCA pool maintained by each CCA broker. Soft dollar credits (credits) accumulated in CCA pools are used to pay research expenses. In some cases, the Adviser or its affiliates may request that a broker which is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid with credits from the CCA pool. The administration of brokerage and research products and services is managed separately from the trading desks, and traders have no responsibility for administering the research program, including the payment for research. The Adviser or its affiliates may use a third-party aggregator to facilitate payments to research providers. Where an aggregator is involved, the aggregator would maintain credits in an account that is segregated from the aggregator’s proprietary assets and the assets of its other clients and use those credits to pay research providers as instructed by the Adviser or its affiliates. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that the Adviser or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to the Adviser or its affiliates or have no explicit cost associated with them. In addition, the Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker’s overall services.

The Adviser's Decision-Making Process. In connection with the allocation of fund brokerage, the Adviser or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to the Adviser or its affiliates, viewed in terms of the particular transaction for the fund or the Adviser's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which the Adviser or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with the fund's brokerage may not benefit all funds and certain funds may receive the benefit of the brokerage and research product or services obtained with other funds’ commissions. As required under applicable laws or fund policy, commissions generated by certain funds may only be used to obtain certain brokerage and research products and services. As a result, certain funds may pay more proportionately of certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each fund continues to be allocated equitably. While the Adviser or its affiliates take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither the Adviser, its affiliates, nor the fund incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, for funds managed by the Adviser or its affiliates outside of the European Union or the United Kingdom, these brokerage and research products and services assist the Adviser or its affiliates in terms of their overall investment responsibilities to the fund or any other investment companies and investment accounts for which the Adviser or its affiliates may have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by the Adviser or its affiliates, and not every fund or investment account uses the brokerage and research products and services that may have been acquired through that fund’s commissions.

Research Contracts. The Adviser or its affiliates have arrangements with certain third-party research providers and brokers through whom the Adviser or its affiliates effect fund trades, whereby the Adviser or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, the Adviser or its affiliates may still cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to the Adviser or its affiliates, or that may be available from another broker. The Adviser's or its affiliates' determination to pay for research products and services separately is wholly voluntary on the Adviser's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Funds Managed within the European Union. The Adviser and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as “MiFID II”, as implemented in the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the FCA), where applicable.

Funds, or portions thereof, that are managed within the United Kingdom by FMR Investment Management (UK) Limited (FMR UK) use research payment accounts (RPAs) to cover costs associated with equity and high income external research that is consumed by those funds or investment accounts in accordance with MiFID II and FCA regulations. With RPAs, funds pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission1. For funds that use an RPA, FMR UK establishes a research budget. The budget is set by first grouping funds or investment accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union or the United Kingdom. In this regard, research budgets are set by research needs and are not otherwise linked to the volume or value of transactions executed on behalf of the fund or investment account. For funds where portions are managed both within and outside of the United Kingdom, external research may be paid using both a CCA and an RPA. Determinations of what is eligible research and how costs are allocated are made in accordance with the Adviser’s and its affiliates’ policies and procedures. Costs for research consumed by funds that use an RPA will be allocated among the funds or investment accounts within defined strategies pro rata based on the assets under management for each fund or investment account. While the research charge paid on behalf of any one fund that uses an RPA varies over time, the overall research charge determined at the fund level on an annual basis will not be exceeded.

FMR UK is responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets will be maintained in accounts at a third-party depository institution, held in the name of FMR UK. FMR UK provides on request, a summary of: (i) the providers paid from the RPA; (ii) the total amount they were paid over a defined period; (iii) the benefits and services received by FMR UK; and (iv) how the total amount spent from the RPA compares to the research budget set for that period, noting any rebate or carryover if residual funds remain in the RPA.

Impacted funds, like those funds that participate in CCA pools, may make payments to a broker that include both an execution commission and a research charge, but unlike CCAs (for which research charges may be retained by the CCA broker and credited to the CCA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA are used to satisfy external research costs consumed by the funds.

If the costs of paying for external research exceed the amount initially agreed in relation to funds in a given strategy, the Adviser or its affiliates may continue to charge those funds or investment accounts beyond the initially agreed amount in accordance with MiFID II, continue to acquire external research for the funds or investment accounts using its own resources, or cease to purchase external research for those funds or investment accounts until the next annual research budget. If assets for specific funds remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year’s research charges for those funds or rebated to those funds.

Funds managed by FMR UK that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FMR UK and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMR UK portfolio managers that manage fixed income funds or investment accounts in any manner inconsistent with MiFID II and FCA regulations.

1The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would be permissible under Section 28(e) of the Securities Exchange Act of 1934 by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage products and services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered "commissions" for Section 28(e) purposes.

Commission Recapture

From time to time, the Adviser or its affiliates engages in brokerage transactions with brokers (who are not affiliates of the Adviser) who have entered into arrangements with the Adviser or its affiliates under which the broker may rebate a portion of the compensation paid by a fund (commission recapture). Not all brokers with whom the fund trades have been asked to participate in brokerage commission recapture.

Affiliated Transactions

The Adviser or its affiliates place trades with certain brokers, including NFS, through its Fidelity Capital Markets (FCM) division, and Luminex Trading & Analytics LLC (Luminex), with whom they are under common control or otherwise affiliated, provided the Adviser or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the fund and subject to other applicable law. In addition, from time to time, the Adviser or its affiliates place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent.

Trades may be executed through alternative trading systems or national securities exchanges in which the Adviser or its affiliates have an interest. Any decision to execute a trade through an alternative trading system or exchange in which the Adviser or its affiliates have an interest would be made in accordance with applicable law, including best execution obligations. For trades placed on such a system or exchange, not limited to ones in which the Adviser or its affiliates may have an ownership interest, the Adviser or its affiliates may benefit in the form of increased valuation(s) of its equity interest, where it has an ownership interest, or other remuneration, including rebates.

The Trustees of the fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

Non-U.S. Securities Transactions

To facilitate trade settlement and related activities in non-U.S. securities transactions, the Adviser or its affiliates effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions are effected on behalf of funds by parties other than the Adviser or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.

Trade Allocation

Although the Trustees and officers of the fund are substantially the same as those of certain other Fidelity® funds, investment decisions for the fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by the Adviser to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.

Commissions Paid A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

The following table shows the fund's portfolio turnover rate for the fiscal periods ended August 31, 2021 and 2020. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders and/or market conditions, as well as changes in the mortgage dollar roll transaction volume.

Turnover Rates	2021	2020
Fidelity Flex® U.S. Bond Index Fund	115%	79%

During the fiscal year ended August 31, 2021, the fund held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by the fund as of the fiscal year ended August 31, 2021.

Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
Fidelity Flex® U.S. Bond Index Fund	Bank of America Corp.	$ 7,636,297
	Barclays PLC	$ 964,844
	Citigroup, Inc.	$ 3,733,324
	Credit Suisse Group	$ 1,226,545
	Goldman Sachs Group, Inc.	$ 4,285,629
	JPMorgan Chase & Co.	$ 8,425,899
	Morgan Stanley	$ 4,723,129
	Nomura Holdings, Inc.	$ 680,929

For the fiscal years ended August 31, 2021, 2020, and 2019, the fund paid no brokerage commissions.

During the fiscal year ended August 31, 2021, the fund paid no brokerage commissions to firms for providing research or brokerage services.

During the twelve-month period ended June 30, 2021, the fund did not allocate brokerage commissions to firms for providing research or brokerage services.

VALUATION

The NAV is the value of a single share. NAV is computed by adding the value of a fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Board of Trustees has ultimate responsibility for pricing, but has delegated day-to-day valuation responsibilities to FMR. FMR has established the FMR Fair Value Committee (the Committee) to fulfill these responsibilities.

Shares of open-end investment companies (including any underlying central funds) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies.

Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying central fund, are valued as follows:

Most equity securities are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.

Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.

Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.

Prices described above are obtained from pricing services that have been approved by the Board of Trustees. A number of pricing services are available and the funds may use more than one of these services. The funds may also discontinue the use of any pricing service at any time. The fund's adviser engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.

Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.

Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading.

In determining the fair value of a private placement security for which market quotations are not available, the Committee generally applies one or more valuation methods including the market approach, income approach and cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The fund's adviser reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the fund’s investments and ratifies the fair value determinations of the Committee.

BUYING, SELLING, AND EXCHANGING INFORMATION

Shares are available only to certain fee-based accounts and advisory programs offered by Fidelity.

Shares also may be available to certain broker-dealers that have entered into arrangements with Fidelity.

The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.

The fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. The fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES

Dividends. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders or the long-term capital gains tax rates available to individuals. Short-term capital gains are taxable at ordinary income tax rates. A portion of the fund's dividends may be exempt from state and local taxation to the extent that they are derived from certain U.S. Government securities and meet certain requirements. Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).

Capital Gain Distributions. Unless your shares of the fund are held in a tax-advantaged retirement plan, the fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

Returns of Capital. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold in taxable accounts.

Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by the fund with respect to foreign securities held directly by the fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by the fund. Because the fund does not currently anticipate that securities of foreign issuers or underlying regulated investment companies will constitute more than 50% of its total assets at the end of its fiscal year, or fiscal quarter, respectively, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 178 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

* Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Standing Committees of the Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has four standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Kenneally currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates, including matters involving potential claims of one or more funds (e.g. for reimbursements of expenses or losses) against FMR, and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds' Chief Compliance Officer (CCO). The committee (i) serves as a primary point of contact (generally after the Independent Trustee who serves as a liaison for the CCO) for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO's compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO. During the fiscal year ended August 31, 2021, the committee held 12 meeting(s).

The Audit Committee is composed of all of the Independent Trustees, with Ms. Acton currently serving as Chair. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair or a majority of committee members. The committee meets separately, at least annually, with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds' outside auditors, and with the funds' CCO. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process from the funds' Treasurer and outside auditors and will oversee the resolution of any disagreements concerning financial reporting among applicable parties. The committee will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' outside auditor, internal audit personnel of FMR LLC and legal counsel, as appropriate, matters related to the audits of the funds' financial statements. The committee will discuss regularly and oversee the review of the internal controls of the funds and their service providers with respect to accounting, financial matters and risk management programs related to the funds. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended August 31, 2021, the committee held four meeting(s).

The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Murray currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee reviews and approves annually Fair Value Committee Policies recommended by the FMR Fair Value Committee and oversees particular valuations or fair valuation methodologies employed by the FMR Fair Value Committee as circumstances may require. The Committee also reviews actions taken by the FMR Fair Value Committee. The Committee does not oversee the day-to-day operational aspects of the valuation and calculation of the net asset value of the funds, which have been delegated to the FMR Fair Value Committee and Fidelity Service Company, Inc. (FSC). During the fiscal year ended August 31, 2021, the committee held six meeting(s).

The Governance and Nominating Committee is composed of Messrs. Kenneally (Chair) and Gartland (Vice Chair), and Ms. Acton. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It monitors the performance of legal counsel employed by both the funds and the Independent Trustees. The committee will engage and oversee any counsel utilized by the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee also approves Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee oversees compliance with the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee reviews the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "recommended practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended August 31, 2021, the committee held ten meeting(s).

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2020.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	JonathanChiel	Abigail P.Johnson	JenniferToolin McAuliffe
Fidelity Flex® U.S. Bond Index Fund	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000

Independent Trustees
DOLLAR RANGE OF FUND SHARES	Elizabeth S.Acton	Ann E.Dunwoody	JohnEngler	Robert F.Gartland
Fidelity Flex® U.S. Bond Index Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Arthur E.Johnson	Michael E.Kenneally	Marie L.Knowles	Mark A.Murray
Fidelity Flex® U.S. Bond Index Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended August 31, 2021, or calendar year ended December 31, 2020, as applicable.

Compensation Table(1)
AGGREGATE COMPENSATION FROM A FUND	Elizabeth S.Acton	Ann E.Dunwoody	JohnEngler	Robert F.Gartland
Fidelity Flex® U.S. Bond Index Fund	$220	$203	$203	$210
TOTAL COMPENSATION FROM THE FUND COMPLEX(2)	$513,000	$471,500	$471,500	$484,000
AGGREGATE COMPENSATION FROM A FUND	Robert W.Helm(3)	Arthur E.Johnson	Michael E.Kenneally	Marie L.Knowles
Fidelity Flex® U.S. Bond Index Fund	$62	$253	$231	$217
TOTAL COMPENSATION FROM THE FUND COMPLEX(2)	--	$584,000	$534,000	$498,500
AGGREGATE COMPENSATION FROM A FUND	Mark A.Murray
Fidelity Flex® U.S. Bond Index Fund	$203
TOTAL COMPENSATION FROM THE FUND COMPLEX(2)	$471,500

(1) Jonathan Chiel, Abigail P. Johnson, and Jennifer Toolin McAuliffe are interested persons and are compensated by Fidelity.

(2) Reflects compensation received for the calendar year ended December 31, 2020 for 280 funds of 31 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Elizabeth S. Acton, $120,000; Ann E. Dunwoody, $245,099; Robert F. Gartland, $180,000; Michael E. Kenneally $120,000; and Mark A. Murray, $245,099.

(3) Mr. Helm serves as a Member of the Advisory Board of Fidelity Salem Street Trust effective June 1, 2021.

As of August 31, 2021, the Trustees, Members of the Advisory Board (if any), and officers of the fund owned, in the aggregate, less than 1% of each class's total outstanding shares, with respect to the fund.

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, FMR UK, Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

FMR, FMR UK, FMR H.K., FMR Japan, Fidelity Distributors Company LLC (FDC), and the fund have adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees' fiduciary responsibilities regarding the fund, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the code of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.

MANAGEMENT CONTRACT

The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and compensates all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. Under the terms of the fund's management contract, FMR, either itself or through an affiliate, is responsible for payment of all operating expenses of the fund with limited exceptions. Specific expenses payable by FMR include legal expenses, fees of the custodian, auditor, and interested Trustees, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. FMR also pays all fees associated with the transfer agency services and pricing and bookkeeping services agreements.

FMR pays all other expenses of the fund with the following exceptions: expenses for typesetting, printing, and mailing proxy materials to shareholders, all other expenses incidental to holding meetings of the fund's shareholders (including proxy solicitation), fees and expenses of the Independent Trustees, interest, Rule 12b-1 fees (if any), taxes, and such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. The fund shall pay its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable.

Management Fee.

The fund does not pay a management fee to FMR for the services of FMR under the fund's management contract. The fund is available through certain fee-based accounts and advisory programs offered by FMR’s affiliates. FMR is compensated for its services out of such fees.

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns and yield, and repayment of the reimbursement will decrease returns and yield.

Sub-Advisers - FMR UK, FMR H.K., and FMR Japan. On behalf of the fund, FMR has entered into sub-advisory agreements with FMR H.K. and FMR Japan. On behalf of the fund, FMR has entered into a sub-advisory agreement with FMR UK. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services). FMR, and not the fund, pays the sub-advisers.

Brandon Bettencourt is co-manager of Fidelity Flex® U.S. Bond Index Fund and receives compensation for those services. Richard Munclinger is co-manager of Fidelity Flex® U.S. Bond Index Fund and receives compensation for those services. As of August 31, 2021, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index (which may be a customized benchmark index developed by FMR) assigned to each fund or account, and (ii) the investment performance of other FMR taxable bond funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portion of each portfolio manager’s bonus that is linked to the investment performance of Fidelity Flex® U.S. Bond Index Fund is based on the fund’s pre-tax investment performance relative to the performance of the fund's customized benchmark index. For the three-year period, the bonus takes into account a portfolio manager's performance in terms of their management of investment risk. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients’) respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FMR or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR’s and its affiliates’ client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.

A conflict of interest situation is presented when FMR or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FMR investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FMR for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FMR has adopted policies and procedures and maintains a compliance program designed to help manage such actual and potential conflicts of interest.

The following table provides information relating to other accounts managed by Mr. Bettencourt as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	27	14	3
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$154,176	$19,860	$669
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity Flex® U.S. Bond Index Fund ($1,143 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity Flex® U.S. Bond Index Fund beneficially owned by Mr. Bettencourt was none.

The following table provides information relating to other accounts managed by Mr. Munclinger as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	27	14	3
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$154,176	$19,860	$669
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity Flex® U.S. Bond Index Fund ($1,143 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity Flex® U.S. Bond Index Fund beneficially owned by Mr. Munclinger was none.

PROXY VOTING GUIDELINES

Fidelity® Funds' Proxy Voting Guidelines

I. Introduction

These guidelines are intended to help Fidelity’s customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 70 years. In particular, these guidelines are animated by two fundamental principles: 1) putting first the long-term interests of our customers and fund shareholders; and 2) investing in companies that share our approach to creating value over the long-term. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.

In evaluating proxies, we recognize that companies can conduct themselves in ways that have important environmental and social consequences. While Fidelity always remains focused on maximizing long-term shareholder value, we also consider potential environmental, social and governance (ESG) impacts that we believe are material to individual companies and investing funds' investment objectives and strategies.

Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.

II. Board of Directors and Corporate Governance

Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders’ rights. The following general guidelines are intended to reflect these proxy voting principles.

A. Election of Directors

Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.

Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:

1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.

2. There are no women on the board or if a board of ten or more members has fewer than two women directors.

3. The director is a public company CEO who sits on more than two unaffiliated public company boards.

Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:

1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.

3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.

B. Contested Director Elections

On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds’ assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:

1. Management’s track record and strategic plan for enhancing shareholder value;

2. The long-term performance of the company compared to its industry peers; and

3. The qualifications of the shareholder’s and management’s nominees.

Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.

C. Cumulative Voting Rights

Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.

D. Classified Boards

A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board’s adoption of a classified board structure and support declassification of existing boards.

E. Independent Chairperson

In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.

F. Majority Voting in Director Elections

In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company’s board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.

G. Proxy Access

Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company’s proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company’s shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.

H. Indemnification of Directors and Officers

In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).

III. Compensation

Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.

A. Equity Compensation Plans

Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:

1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate (“burn rate”) considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.

2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.

3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

As to stock option plans, considerations include the following:

1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

2. Re-pricing: An “out-of-the-money” (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.

Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:

1. Whether the proposal excludes senior management and directors;

2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3. The company's relative performance compared to other companies within the relevant industry or industries;

4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.

B. Employee Stock Purchase Plans

These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing “best practices” in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.

IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote

Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:

- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;

- The alignment of executive compensation and company performance relative to peers; and

- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.

A. Compensation Committee

Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.

Fidelity will oppose the election of directors on the compensation committees if:

1. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.

2. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:

a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or

b) Adopted or extended a golden parachute.

B. Executive Severance Agreements

Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as “golden parachutes.” Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

V. Environmental and Social Issues

Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate environmental and social issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund's investment objective and strategies.

Fidelity generally considers management’s recommendation and current practice when voting on shareholder proposals concerning environmental or social issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Therefore, Fidelity may support shareholder proposals that request additional disclosures from companies regarding environmental or social issues, including where it believes that the proposed disclosures could provide meaningful information to the investment management process without unduly burdening the company. This means that Fidelity may support shareholder proposals calling for reports on sustainability, renewable energy, and environmental impact issues. Fidelity also may support proposals on issues in other areas, including but not limited to equal employment, board diversity and workforce diversity.

VI. Anti-Takeover Provisions and Shareholders Rights Plans

Fidelity generally will oppose a proposal to adopt an anti-takeover provision.

Anti-takeover provisions include:

- classified boards;

- “blank check” preferred stock (whose terms and conditions may be expressly determined by the company’s board, for example, with differential voting rights);

- golden parachutes;

- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);

- poison pills;

- restricting the right to call special meetings;

- provisions restricting the right of shareholders to set board size; and

- any other provision that eliminates or limits shareholder rights.

A. Shareholders Rights Plans (“poison pills”)

Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.

Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:

1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;

2. Is integral to a business strategy that is expected to result in greater value for the shareholders;

3. Requires shareholder approval to be reinstated upon expiration or if amended;

4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and

5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.

Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.

B. Shareholder Ability to Call a Special Meeting

Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.

C. Shareholder Ability to Act by Written Consent

Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.

D. Supermajority Shareholder Vote Requirement

Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

VII. Anti-Takeover Provisions and Director Elections

Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.

Fidelity will consider supporting the election of directors with respect to poison pills if:

- All of the poison pill’s features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.

- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.

- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

VIII. Capital Structure and Incorporation

These guidelines are designed to protect shareholders’ value in the companies in which the Fidelity funds invest. To the extent a company’s management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.

A. Increases in Common Stock

Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.

In the case of REITs, however, Fidelity will oppose a provision to increase the REIT’s authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.

B. Multi-Class Share Structures

Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

C. Incorporation or Reincorporation in another State or Country

Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

IX. Shares of Fidelity Funds, ETFs, or other non-Fidelity Mutual Funds and ETFs

When a Fidelity fund invests in an underlying Fidelity fund with public shareholders, an exchange traded fund (ETF), or fund that is not affiliated, Fidelity will vote in the same proportion as all other voting shareholders of the underlying fund (this is known as “echo voting”). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals.

X. Foreign Markets

Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.

XI. Securities on Loan

Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.

XII. Avoiding Conflicts of Interest

Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.

Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.

XIII. Conclusion

Since its founding more than 70 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.

Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.

Glossary

• Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.

- For a large-capitalization company, burn rate higher than 1.5%.

- For a small-capitalization company, burn rate higher than 2.5%.

- For a micro-capitalization company, burn rate higher than 3.5%.

• Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

• Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.

• Micro-capitalization company means a company with market capitalization under US $300 million.

• Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.

• Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

The fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved a Distribution and Service Plan with respect to shares of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows shares of the fund and/or FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.

The Plan adopted for the fund is described in the prospectus.

Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, the Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees has not authorized such payments for shares of the fund.

Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by shares of the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

FDC or an affiliate may compensate, or upon direction make payments for certain retirement plan expenses to intermediaries. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, and other factors. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. Certain of the payments described above may be significant to an intermediary. As permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries. Currently, the Board of Trustees has not authorized such payments for shares of the fund.

The fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for performing recordkeeping and other services. Please see "Transfer and Service Agent Agreements" in this statement of additional information (SAI) for more information.

TRANSFER AND SERVICE AGENT AGREEMENTS

The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.

For providing transfer agency services, FIIOC receives no fees from the fund. FMR is responsible for paying all transfer agency services costs of the fund.

FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Fund shares may be owned by intermediaries for the benefit of their customers. In those instances, a fund may not maintain an account for shareholders, and some or all of the recordkeeping and/or administrative services for these accounts may be performed by intermediaries.

FIIOC or an affiliate may make payments out of its own resources to intermediaries (including affiliates of FIIOC) for recordkeeping services. Payments may also be made, upon direction, for other plan expenses. Currently, the Board of Trustees has not authorized such payments for shares of the fund. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

The fund has entered into a service agent agreement with FSC, an affiliate of FMR (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives no fee from the fund. FMR is responsible for paying all pricing and bookkeeping services costs of the fund.

FMR bears the cost of transfer agency services and pricing and bookkeeping services under the terms of its management contract with the fund.

SECURITIES LENDING

During the fiscal year, the securities lending agent, or the investment adviser (where the fund does not use a securities lending agent) monitors loan opportunities for the fund, negotiates the terms of the loans with borrowers, monitors the value of securities on loan and the value of the corresponding collateral, communicates with borrowers and the fund's custodian regarding marking to market the collateral, selects securities to be loaned and allocates those loan opportunities among lenders, and arranges for the return of the loaned securities upon the termination of the loan. Income and fees from securities lending activities for the fiscal year ended August 31, 2021, are shown in the following table:

Security Lending Activities	Fund(s)
Fidelity Flex® U.S. Bond Index Fund(1)
Gross income from securities lending activities	$0
Fees paid to securities lending agent from a revenue split	0
Administrative fees	0
Rebate (paid to borrower)	0
Other fees not included in the revenue split (lending agent fees to NFS)	0
Aggregate fees/compensation for securities lending activities	0
Net income from securities lending activities	0

(1) The fund did not lend securities during the year.

A fund does not pay cash collateral management fees, separate indemnification fees, or other fees not reflected above.

DESCRIPTION OF THE TRUST

Trust Organization. Fidelity Flex® U.S. Bond Index Fund is a fund of Fidelity Salem Street Trust, an open-end management investment company created under an initial declaration of trust dated September 5, 1984. The Trustees are permitted to create additional funds in the trust and to create additional classes of the fund.

The assets of the trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.

Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

Voting Rights. Each fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. The Bank of New York Mellon, 1 Wall Street, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies. From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR or an affiliate. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of the fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for the fund and provides other audit, tax, and related services.

FUND HOLDINGS INFORMATION

The fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.

The fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after month-end).

Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.

The fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of the fund’s portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of the fund.

FMR’s Disclosure Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity fund prior to such fund’s public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.

Disclosure of non-public portfolio holdings information for a Fidelity fund’s portfolio may only be provided pursuant to the guidelines below.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: the fund's trustees; the fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by the fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by FMR, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Standard & Poor's Ratings Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day); and Bloomberg, L.P. (full holdings daily, on the next business day).

FMR, its affiliates, or the fund will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the fund's SAI.

There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

FINANCIAL STATEMENTS

The fund's financial statements and financial highlights for the fiscal year ended August 31, 2021, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies (such as central funds or other underlying funds) in which the fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

APPENDIX

Fidelity Flex, Fidelity Investments & Pyramid Design, and Fidelity are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

Fund	Ticker
Fidelity® Short-Term Bond Index Fund	FNSOX

Fund of Fidelity Salem Street Trust

STATEMENT OF  ADDITIONAL INFORMATION

October 30, 2021

This statement of additional information (SAI) is not a prospectus. Portions of the fund's annual report are incorporated herein. The annual report is supplied with this SAI.

To obtain a free additional copy of the prospectus or SAI, dated October 30, 2021, or an annual report, please call Fidelity at 1-800-544-8544 or visit Fidelity’s web site at www.fidelity.com.

SDX-I-PTB-1021
1.9884845.105

245 Summer Street, Boston, MA 02210

INVESTMENT POLICIES AND LIMITATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING, SELLING, AND EXCHANGING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACT
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT AGREEMENTS
SECURITIES LENDING
DESCRIPTION OF THE TRUST
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are the fund's fundamental investment limitations set forth in their entirety.

Diversification

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Senior Securities

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Fidelity Management & Research Company LLC (FMR) looks through to the U.S. Government securities.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market central fund, FMR looks through to the holdings of the central fund.

For purposes of the fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.

Real Estate

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Short Sales

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, except for sales of to be announced (TBA) securities, and provided that transactions in futures contracts, options, and swaps are not deemed to constitute selling securities short.

Margin Purchases

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

In addition to the fund's fundamental and non-fundamental investment limitations discussed above:

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

The following pages contain more detailed information about types of instruments in which the fund may invest, techniques the fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. The fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, the fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.

On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "an adviser" or "the adviser" may relate to the fund's adviser or a sub-adviser, as applicable.

Affiliated Bank Transactions. A Fidelity® fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Collateralized Loan Obligations (CLO) are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses. For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO trust typically have higher ratings and lower yields than their underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by a fund as illiquid securities, however an active dealer market may exist allowing them to qualify for Rule 144A transactions.

Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity® funds and other advisory clients only) shares of Fidelity® central funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity® funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees. The investment results of the portions of a Fidelity® fund's assets invested in the central funds will be based upon the investment results of those funds.

Commodity Futures Trading Commission (CFTC) Notice of Exclusion. The Adviser, on behalf of the Fidelity® fund to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. However, the CFTC has adopted certain rule amendments that significantly affect the continued availability of this exclusion, and may subject advisers to funds to regulation by the CFTC. As of the date of this SAI, the adviser does not expect to register as a CPO of the fund. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.

Disruption to Financial Markets and Related Government Intervention. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of events such as the 2008 economic downturn led the U.S. Government and other governments to take a number of then-unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments in unpredictable ways.

Similarly, widespread disease including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent a fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact a fund's ability to achieve its investment objective, and (iii) may exacerbate the risks discussed elsewhere in a fund’s registration statement, including political, social, and economic risks.

The value of a fund's portfolio is also generally subject to the risk of future local, national, or global economic or natural disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it remains uncertain that the U.S. Government or foreign governments will intervene in response to current or future market disturbances and the effect of any such future intervention cannot be predicted.

Dollar-Weighted Average Maturity is derived by multiplying the value of each security by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

Under certain circumstances, a fund may invest in nominally long-term securities that have maturity shortening features of shorter-term securities, and the maturities of these securities may be deemed to be earlier than their ultimate maturity dates by virtue of an existing demand feature or an adjustable interest rate. Under other circumstances, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. The maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

Duration is a measure of a bond's price sensitivity to a change in its yield. For example, if a bond has a 5-year duration and its yield rises 1%, the bond's value is likely to fall about 5%. Similarly, if a bond fund has a 5-year average duration and the yield on each of the bonds held by the fund rises 1%, the fund's value is likely to fall about 5%. For funds with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance will likely differ from the example.

Exposure to Foreign and Emerging Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, a fund's adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Funds of Funds and Other Large Shareholders. Certain Fidelity® funds and accounts (including funds of funds) invest in other funds ("underlying funds") and, as a result, may at times have substantial investments in one or more underlying funds.

An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund's shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund's shares.

When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time.

Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). In addition, some currently available futures contracts are based on Eurodollars. Positions in Eurodollar futures reflect market expectations of forward levels of three-month London Interbank Offered Rate (LIBOR) rates. Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant, when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's net asset value per share (NAV). The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the futures commission merchant of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the futures commission merchant's other customers, potentially resulting in losses to the fund. A fund is also required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or over-the-counter (OTC). The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to a futures commission merchant as described above for futures contracts.

If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in price increases and, if a call writer does not hold the underlying instrument, a call writer's loss is theoretically unlimited.

Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), asset swaps (e.g., where parties combine the purchase or sale of a bond with an interest rate swap), total return swaps, and credit default swaps. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member futures commission merchant may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce the distinction.

A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which a fund is the protection seller, the fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the fund by the credit default protection buyer. Any loss would be offset by the premium payments the fund receives as the seller of credit default protection. This risk for cleared swaps is generally lower than for uncleared swaps since the counterparty is a clearinghouse, but there can be no assurance that a clearinghouse or its members will satisfy its obligations.

If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity® fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that a fund will be able to do so, a fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. A fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.

A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In order to cover its outstanding obligations to a swap counterparty, a fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.

Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.

Hybrid and Preferred Securities. A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.

The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.

Illiquid Investments

means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund. Illiquid securities may include (1) repurchase agreements maturing in more than seven days without demand/redemption features, (2) OTC options and certain other derivatives, (3) private placements, (4) securities traded on markets and exchanges with structural constraints, and (5) loan participations.

Under the supervision of the Board of Trustees, a Fidelity® fund's adviser classifies the liquidity of the fund's investments and monitors the extent of funds’ illiquid investments.

Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.

Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment’s liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund’s investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.

Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.

On August 5, 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States one level to "AA+" from "AAA." While Standard & Poor's Ratings Services affirmed the United States' short-term sovereign credit rating as "A-1+," there is no guarantee that Standard & Poor's Ratings Services will not decide to lower this rating in the future. Standard & Poor's Ratings Services stated that its decision was prompted by its view on the rising public debt burden and its perception of greater policymaking uncertainty. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by Standard & Poor's Ratings Services decisions to downgrade the long-term sovereign credit rating of the United States.

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.

Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Insolvency of Issuers, Counterparties, and Intermediaries.

Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.

As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.

If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a Fidelity® fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A Fidelity® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Low or Negative Yielding Securities. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including Japan and some European countries, are at or near historically low levels. Japan and those European countries have, from time to time, experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk for the markets as a whole and for the funds. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent a fund is exposed to such interest rates.

Mortgage Securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

On June 3, 2019, under the Federal Housing Finance Agency’s “Single Security Initiative”, Fannie Mae and Freddie Mac will start issuing uniform mortgage-backed securities (UMBS). UMBS will be eligible for delivery into the To-Be-Announced (TBA) market. Each UMBS will have a 55-day remittance cycle and can be used as collateral in either a Fannie Mae® or Freddie Mac® security or held for investment. Freddie Mac’s legacy TBA-eligible securities have a 45-day remittance cycle and will not be directly eligible for delivery in settlement of a UMBS trade. Freddie Mac will offer investors the opportunity to exchange outstanding legacy mortgage-backed securities for mirror UMBS with a 55-day remittance period. The exchange offer includes compensation for the 10-day delay in receipt of payments. A fund’s ability to invest in UMBS to the same degree that the fund currently invests in Fannie Mae and Freddie Mac mortgage-backed securities is uncertain.

While Fannie Mae and Freddie Mac have taken steps for a smooth transition to the issuance of UMBS, the effects of the issuance of UMBS on the mortgage-backed securities and TBA markets are uncertain and there may be factors that affect the timing of the transition to UMBS or the ability of market participants, including a fund, to adapt to the issuance of UMBS. A fund may need to consider the tax and accounting issues raised by investments in UMBS and/or the exchange of legacy Freddie Mac securities for UMBS. Additionally, there could be divergence in prepayment rates of UMBS issued by Fannie Mae and Freddie Mac, which could lead to differences in the prices of Fannie Mae- and Freddie Mac-issued UMBS if Fannie Mae and Freddie Mac fail to align programs, policies and practices that affect prepayments.

The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

A fund may seek to earn additional income by using a trading strategy (commonly known as "mortgage dollar rolls" or "reverse mortgage dollar rolls") that involves selling (or buying) mortgage securities, realizing a gain or loss, and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities that are permissible investments for the fund. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction, a fund is entitled to interest and principal payments on the securities purchased. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

Real Estate Investment Trusts (REITs). REITs issue debt securities to fund the purchase and/or development of commercial properties. The value of these debt securities may be affected by changes in the value of the underlying property owned by the trusts, the creditworthiness of the trusts, interest rates, and tax and regulatory requirements. REITs are dependent upon management skill and the cash flow generated by the properties owned by the trusts. REITs are at the risk of the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.

Restricted Securities (including Private Placements) are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities, including private placements of private and public companies, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage.

Securities Lending. A Fidelity® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate, National Financial Services LLC (NFS). Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity® fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.

The Fidelity® funds have retained agents, including NFS, an affiliate of the funds, to act as securities lending agent. If NFS acts as securities lending agent for a fund, it is subject to the overall supervision of the fund’s adviser, and NFS will administer the lending program in accordance with guidelines approved by the fund’s Trustees.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies,

including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.

A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, the Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.

Special Purpose Acquisition Companies (“SPACs”). A fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool money to seek potential acquisition opportunities. SPACs are collective investment structures formed to raise money in an initial public offering for the purpose of merging with or acquiring one or more operating companies (the “de-SPAC Transaction”). Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. In connection with a de-SPAC Transaction, the SPAC may complete a PIPE (private investment in public equity) offering with certain investors. A fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its de-SPAC Transaction.

Because SPACs do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. An investment in a SPAC is subject to a variety of risks, including that (i) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (ii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (iii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; (iv) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the fund believes is the SPAC interest’s intrinsic value; (v) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of shareholders; (vi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (vii) the warrants or other rights with respect to the SPAC held by a fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (viii) a fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; and (ix) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction.

Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold, but only pursuant to an effective registration statement or other exemption from registration. The securities issued by a SPAC, which are typically traded either in the over-the-counter market or on an exchange, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.

Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

Structured Securities (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.

Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.

If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the fund when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank account overnight. Any risks associated with such an account are investment risks of the fund. The fund faces the risk of loss of these balances if the bank becomes insolvent.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality, sometimes subject to a cap or floor on such rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. For purposes of determining the maximum maturity of a variable or floating rate security, a fund's adviser may take into account normal settlement periods.

In addition to other interbank offered rates (IBORs), the most common benchmark rate for floating rate securities is LIBOR, which is the rate of interest offered on short-term interbank deposits, as determined by trading between major international banks. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other IBORs were susceptible to manipulation. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of U.S. dollar overnight borrowings) and the Sterling Overnight Index Average rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). In March 2021, the United Kingdom’s Financial Conduct Authority and ICE Benchmark Authority formally announced the dates after which the LIBORs will no longer be representative and subsequently cease publication. Certain LIBOR settings will cease publication after the end of 2021. However, the publication of certain other LIBOR settings will continue through at least mid-2023. While various regulators and industry bodies are working globally on transitioning to alternative rates, there remains uncertainty regarding the future utilization of the IBORs and the transition to, and the nature of, replacement rates. As such, the effect of a transition away from the IBORs on a fund and the financial instruments in which it invests cannot yet be determined, and may depend on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts; (ii) the effect of new legislation relating to the discontinuation of LIBOR and the use of replacement rates, and (iii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Such transition may result in a reduction in the value of IBOR-based instruments held by a fund, a reduction in the effectiveness of certain hedging transactions and increased illiquidity and volatility in markets that currently rely on an IBOR to determine interest rates, any of which could adversely impact the fund’s performance.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

A fund may also engage in purchases or sales of "to be announced" or "TBA" securities, which usually are transactions in which a fund buys or sells mortgage-backed securities on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount. TBA trades can be used by a fund for investment purposes in order to gain exposure to certain securities, or for hedging purposes to adjust the risk exposure of a fund portfolio without having to restructure a portfolio. Purchases and sales of TBA securities involve risks similar to those discussed above for other when-issued and forward purchase and sale transactions. In addition, when a fund sells TBA securities, it incurs risks similar to those incurred in short sales. For example, when a fund sells TBA securities without owning or having the right to obtain the deliverable securities, it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. Also, a fund may be unable to purchase the deliverable securities if the corresponding market is illiquid. In such transactions, the fund will set aside liquid assets in an amount sufficient to offset its exposure as long as the fund's obligations are outstanding.

Under the Federal Housing Finance Agency’s “Single Security Initiative” intended to maximize liquidity for both Fannie Mae and Freddie Mac mortgage-backed securities in the TBA market, Fannie Mae and Freddie Mac expect to start issuing UMBS in place of their current separate offerings of TBA-eligible mortgage-backed securities. The effects of the issuance of UMBS on the TBA market are uncertain.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.

Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund’s service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund’s manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

While a fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

PORTFOLIO TRANSACTIONS

Orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Fidelity Management & Research Company LLC (FMR or the Adviser) pursuant to authority contained in the management contract. To the extent that the Adviser grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section. Furthermore, the sub-adviser's trading and associated policies, which may differ from the Adviser's policies, may apply to that fund, subject to applicable law.

The Adviser or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

The fund will not incur any commissions or sales charges when it invests in shares of mutual funds (including any underlying central funds), but it may incur such costs when it invests directly in other types of securities.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.

The Trustees of the fund periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

The Selection of Securities Brokers and Dealers

The Adviser or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) to place or execute the fund’s portfolio securities transactions. In selecting brokers, including affiliates of the Adviser, to execute the fund’s portfolio securities transactions, the Adviser or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to the Adviser’s or its affiliates’ overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund’s portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, the Adviser or its affiliates may choose to execute an order using ECNs, including broker-sponsored algorithms, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors include, but are not limited to, the following: price; costs; the size, nature and type of the order; the speed of execution; financial condition and reputation of the broker; broker specific considerations (e.g.; not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader’s assessment of whether and how closely the broker likely will follow the trader’s instructions to the broker; confidentiality and the potential for information leakage; the nature or existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.

In seeking best execution for portfolio securities transactions, the Adviser or its affiliates may from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. The Adviser or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. Occasionally the Adviser or its affiliates execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of the Adviser or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. The Adviser or its affiliates execute futures transactions verbally and electronically.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of the Adviser) that execute transactions for a fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to the Adviser or its affiliates.

Research Products and Services. These products and services may include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in video and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. The Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement the Adviser's or its affiliates' own research activities in providing investment advice to the fund.

Execution Services. In addition, when permissible under applicable law, brokerage and research products and services include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. Although the Adviser or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they may use commission dollars to obtain certain products or services that are not used exclusively in the Adviser's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, the Adviser or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").

Benefit to the Adviser. The Adviser's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. Therefore, an economic incentive exists for the Adviser or its affiliates to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on the Adviser’s or its affiliates’ funds interest in receiving most favorable execution. The Adviser and its affiliates manage the receipt of brokerage and research products and services and the potential for conflicts through its Commission Uses Program. The Commission Uses Program effectively “unbundles” commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. Those brokers have client commission arrangements (each a CCA) in place with the Adviser and its affiliates (each of those brokers referred to as CCA brokers). In selecting brokers for executing transactions on behalf of the fund, the trading desks through which the Adviser or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the CCA broker provides. Commissions paid to a CCA broker include both an execution commission and a research charge, and while the CCA broker receives the entire commission, it retains the execution commission and either credits or transmits the research portion (also known as “soft dollars,”) to a CCA pool maintained by each CCA broker. Soft dollar credits (credits) accumulated in CCA pools are used to pay research expenses. In some cases, the Adviser or its affiliates may request that a broker which is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid with credits from the CCA pool. The administration of brokerage and research products and services is managed separately from the trading desks, and traders have no responsibility for administering the research program, including the payment for research. The Adviser or its affiliates may use a third-party aggregator to facilitate payments to research providers. Where an aggregator is involved, the aggregator would maintain credits in an account that is segregated from the aggregator’s proprietary assets and the assets of its other clients and use those credits to pay research providers as instructed by the Adviser or its affiliates. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that the Adviser or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to the Adviser or its affiliates or have no explicit cost associated with them. In addition, the Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker’s overall services.

The Adviser's Decision-Making Process. In connection with the allocation of fund brokerage, the Adviser or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to the Adviser or its affiliates, viewed in terms of the particular transaction for the fund or the Adviser's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which the Adviser or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with the fund's brokerage may not benefit all funds and certain funds may receive the benefit of the brokerage and research product or services obtained with other funds’ commissions. As required under applicable laws or fund policy, commissions generated by certain funds may only be used to obtain certain brokerage and research products and services. As a result, certain funds may pay more proportionately of certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each fund continues to be allocated equitably. While the Adviser or its affiliates take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither the Adviser, its affiliates, nor the fund incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, for funds managed by the Adviser or its affiliates outside of the European Union or the United Kingdom, these brokerage and research products and services assist the Adviser or its affiliates in terms of their overall investment responsibilities to the fund or any other investment companies and investment accounts for which the Adviser or its affiliates may have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by the Adviser or its affiliates, and not every fund or investment account uses the brokerage and research products and services that may have been acquired through that fund’s commissions.

Research Contracts. The Adviser or its affiliates have arrangements with certain third-party research providers and brokers through whom the Adviser or its affiliates effect fund trades, whereby the Adviser or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, the Adviser or its affiliates may still cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to the Adviser or its affiliates, or that may be available from another broker. The Adviser's or its affiliates' determination to pay for research products and services separately is wholly voluntary on the Adviser's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Funds Managed within the European Union. The Adviser and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as “MiFID II”, as implemented in the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the FCA), where applicable.

Funds, or portions thereof, that are managed within the United Kingdom by FMR Investment Management (UK) Limited (FMR UK) use research payment accounts (RPAs) to cover costs associated with equity and high income external research that is consumed by those funds or investment accounts in accordance with MiFID II and FCA regulations. With RPAs, funds pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission1. For funds that use an RPA, FMR UK establishes a research budget. The budget is set by first grouping funds or investment accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union or the United Kingdom. In this regard, research budgets are set by research needs and are not otherwise linked to the volume or value of transactions executed on behalf of the fund or investment account. For funds where portions are managed both within and outside of the United Kingdom, external research may be paid using both a CCA and an RPA. Determinations of what is eligible research and how costs are allocated are made in accordance with the Adviser’s and its affiliates’ policies and procedures. Costs for research consumed by funds that use an RPA will be allocated among the funds or investment accounts within defined strategies pro rata based on the assets under management for each fund or investment account. While the research charge paid on behalf of any one fund that uses an RPA varies over time, the overall research charge determined at the fund level on an annual basis will not be exceeded.

FMR UK is responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets will be maintained in accounts at a third-party depository institution, held in the name of FMR UK. FMR UK provides on request, a summary of: (i) the providers paid from the RPA; (ii) the total amount they were paid over a defined period; (iii) the benefits and services received by FMR UK; and (iv) how the total amount spent from the RPA compares to the research budget set for that period, noting any rebate or carryover if residual funds remain in the RPA.

Impacted funds, like those funds that participate in CCA pools, may make payments to a broker that include both an execution commission and a research charge, but unlike CCAs (for which research charges may be retained by the CCA broker and credited to the CCA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA are used to satisfy external research costs consumed by the funds.

If the costs of paying for external research exceed the amount initially agreed in relation to funds in a given strategy, the Adviser or its affiliates may continue to charge those funds or investment accounts beyond the initially agreed amount in accordance with MiFID II, continue to acquire external research for the funds or investment accounts using its own resources, or cease to purchase external research for those funds or investment accounts until the next annual research budget. If assets for specific funds remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year’s research charges for those funds or rebated to those funds.

Funds managed by FMR UK that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FMR UK and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMR UK portfolio managers that manage fixed income funds or investment accounts in any manner inconsistent with MiFID II and FCA regulations.

1The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would be permissible under Section 28(e) of the Securities Exchange Act of 1934 by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage products and services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered "commissions" for Section 28(e) purposes.

Commission Recapture

From time to time, the Adviser or its affiliates engages in brokerage transactions with brokers (who are not affiliates of the Adviser) who have entered into arrangements with the Adviser or its affiliates under which the broker may rebate a portion of the compensation paid by a fund (commission recapture). Not all brokers with whom the fund trades have been asked to participate in brokerage commission recapture.

Affiliated Transactions

The Adviser or its affiliates place trades with certain brokers, including NFS, through its Fidelity Capital Markets (FCM) division, and Luminex Trading & Analytics LLC (Luminex), with whom they are under common control or otherwise affiliated, provided the Adviser or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the fund and subject to other applicable law. In addition, from time to time, the Adviser or its affiliates place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent.

Trades may be executed through alternative trading systems or national securities exchanges in which the Adviser or its affiliates have an interest. Any decision to execute a trade through an alternative trading system or exchange in which the Adviser or its affiliates have an interest would be made in accordance with applicable law, including best execution obligations. For trades placed on such a system or exchange, not limited to ones in which the Adviser or its affiliates may have an ownership interest, the Adviser or its affiliates may benefit in the form of increased valuation(s) of its equity interest, where it has an ownership interest, or other remuneration, including rebates.

The Trustees of the fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

Non-U.S. Securities Transactions

To facilitate trade settlement and related activities in non-U.S. securities transactions, the Adviser or its affiliates effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions are effected on behalf of funds by parties other than the Adviser or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.

Trade Allocation

Although the Trustees and officers of the fund are substantially the same as those of certain other Fidelity® funds, investment decisions for the fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by the Adviser to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.

Commissions Paid A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

The following table shows the fund's portfolio turnover rate for the fiscal periods ended August 31, 2021 and 2020. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders and/or market conditions.

Turnover Rates	2021	2020
Fidelity® Short-Term Bond Index Fund	44%	62%

During the fiscal year ended August 31, 2021, the fund held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by the fund as of the fiscal year ended August 31, 2021.

Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
Fidelity® Short-Term Bond Index Fund	Bank of America Corp.	$ 18,357,106
	Barclays PLC	$ 5,719,802
	Citigroup, Inc.	$ 8,510,620
	Goldman Sachs Group, Inc.	$ 11,967,441
	JPMorgan Chase & Co.	$ 15,633,549
	Morgan Stanley	$ 15,112,055
	Nomura Holdings, Inc.	$ 1,175,908

For the fiscal years ended August 31, 2021, 2020, and 2019 the fund paid no brokerage commissions.

During the fiscal year ended August 31, 2021, the fund paid no brokerage commissions to firms for providing research or brokerage services.

During the twelve-month period ended June 30, 2021, the fund did not allocate brokerage commissions to firms for providing research or brokerage services.

VALUATION

The NAV is the value of a single share. NAV is computed by adding the value of a fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Board of Trustees has ultimate responsibility for pricing, but has delegated day-to-day valuation responsibilities to FMR. FMR has established the FMR Fair Value Committee (the Committee) to fulfill these responsibilities.

Shares of open-end investment companies (including any underlying central funds) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies.

Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying central fund, are valued as follows:

Most equity securities are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.

Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.

Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.

Prices described above are obtained from pricing services that have been approved by the Board of Trustees. A number of pricing services are available and the funds may use more than one of these services. The funds may also discontinue the use of any pricing service at any time. The fund's adviser engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.

Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.

Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading.

In determining the fair value of a private placement security for which market quotations are not available, the Committee generally applies one or more valuation methods including the market approach, income approach and cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The fund's adviser reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the fund’s investments and ratifies the fair value determinations of the Committee.

BUYING, SELLING, AND EXCHANGING INFORMATION

The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.

The fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. The fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES

Dividends. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders or the long-term capital gains tax rates available to individuals. Short-term capital gains are taxable at ordinary income tax rates. A portion of the fund's dividends may be exempt from state and local taxation to the extent that they are derived from certain U.S. Government securities and meet certain requirements. Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).

Capital Gain Distributions. Unless your shares of the fund are held in a tax-advantaged retirement plan, the fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

Returns of Capital. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold in taxable accounts.

Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by the fund with respect to foreign securities held directly by the fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by the fund. Because the fund does not currently anticipate that securities of foreign issuers or underlying regulated investment companies will constitute more than 50% of its total assets at the end of its fiscal year, or fiscal quarter, respectively, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 178 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

* Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Standing Committees of the Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has four standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Kenneally currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates, including matters involving potential claims of one or more funds (e.g. for reimbursements of expenses or losses) against FMR, and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds' Chief Compliance Officer (CCO). The committee (i) serves as a primary point of contact (generally after the Independent Trustee who serves as a liaison for the CCO) for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO's compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO. During the fiscal year ended August 31, 2021, the committee held 12 meeting(s).

The Audit Committee is composed of all of the Independent Trustees, with Ms. Acton currently serving as Chair. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair or a majority of committee members. The committee meets separately, at least annually, with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds' outside auditors, and with the funds' CCO. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process from the funds' Treasurer and outside auditors and will oversee the resolution of any disagreements concerning financial reporting among applicable parties. The committee will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' outside auditor, internal audit personnel of FMR LLC and legal counsel, as appropriate, matters related to the audits of the funds' financial statements. The committee will discuss regularly and oversee the review of the internal controls of the funds and their service providers with respect to accounting, financial matters and risk management programs related to the funds. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended August 31, 2021, the committee held four meeting(s).

The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Murray currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee reviews and approves annually Fair Value Committee Policies recommended by the FMR Fair Value Committee and oversees particular valuations or fair valuation methodologies employed by the FMR Fair Value Committee as circumstances may require. The Committee also reviews actions taken by the FMR Fair Value Committee. The Committee does not oversee the day-to-day operational aspects of the valuation and calculation of the net asset value of the funds, which have been delegated to the FMR Fair Value Committee and Fidelity Service Company, Inc. (FSC). During the fiscal year ended August 31, 2021, the committee held six meeting(s).

The Governance and Nominating Committee is composed of Messrs. Kenneally (Chair) and Gartland (Vice Chair), and Ms. Acton. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It monitors the performance of legal counsel employed by both the funds and the Independent Trustees. The committee will engage and oversee any counsel utilized by the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee also approves Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee oversees compliance with the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee reviews the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "recommended practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended August 31, 2021, the committee held ten meeting(s).

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2020.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	JonathanChiel	Abigail P.Johnson	JenniferToolin McAuliffe
Fidelity® Short-Term Bond Index Fund	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000

Independent Trustees
DOLLAR RANGE OF FUND SHARES	Elizabeth S.Acton	Ann E.Dunwoody	JohnEngler	Robert F.Gartland
Fidelity® Short-Term Bond Index Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Arthur E.Johnson	Michael E.Kenneally	Marie L.Knowles	Mark A.Murray
Fidelity® Short-Term Bond Index Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended August 31, 2021, or calendar year ended December 31, 2020, as applicable.

Compensation Table(1)
AGGREGATE COMPENSATION FROM A FUND	Elizabeth S.Acton	Ann E.Dunwoody	JohnEngler	Robert F.Gartland
Fidelity® Short-Term Bond Index Fund	$430	$396	$396	$409
TOTAL COMPENSATION FROM THE FUND COMPLEX(2)	$513,000	$471,500	$471,500	$484,000
AGGREGATE COMPENSATION FROM A FUND	Robert W.Helm(3)	Arthur E.Johnson	Michael E.Kenneally	Marie L.Knowles
Fidelity® Short-Term Bond Index Fund	$113	$493	$451	$424
TOTAL COMPENSATION FROM THE FUND COMPLEX(2)	--	$584,000	$534,000	$498,500
AGGREGATE COMPENSATION FROM A FUND	Mark A.Murray
Fidelity® Short-Term Bond Index Fund	$396
TOTAL COMPENSATION FROM THE FUND COMPLEX(2)	$471,500

(1) Jonathan Chiel, Abigail P. Johnson, and Jennifer Toolin McAuliffe are interested persons and are compensated by Fidelity.

(2) Reflects compensation received for the calendar year ended December 31, 2020 for 280 funds of 31 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Elizabeth S. Acton, $120,000; Ann E. Dunwoody, $245,099; Robert F. Gartland, $180,000; Michael E. Kenneally $120,000; and Mark A. Murray, $245,099.

(3) Mr. Helm serves as a Member of the Advisory Board of Fidelity Salem Street Trust effective June 1, 2021.

As of August 31, 2021, the Trustees, Members of the Advisory Board (if any), and officers of the fund owned, in the aggregate, less than 1% of each class's total outstanding shares, with respect to the fund.

As of August 31, 2021, the following owned of record and/or beneficially 5% or more of the outstanding shares:

Fund Name	Owner Name	City	State	Ownership %
Fidelity® Short-Term Bond Index Fund	US BANK	MILWAUKEE	WI	5.35%

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, FMR UK, Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

FMR, FMR UK, FMR H.K., FMR Japan, Fidelity Distributors Company LLC (FDC), and the fund have adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees' fiduciary responsibilities regarding the fund, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the code of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.

MANAGEMENT CONTRACT

The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and compensates all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. Under the terms of the fund's management contract, FMR, either itself or through an affiliate, is responsible for payment of all operating expenses of the fund with limited exceptions. Specific expenses payable by FMR include legal expenses, fees of the custodian, auditor, and interested Trustees, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. FMR also pays all fees associated with the transfer agency services and pricing and bookkeeping services agreements.

FMR pays all other expenses of the fund with the following exceptions: fees and expenses of the Independent Trustees, interest, taxes, Rule 12b-1 fees (if any), expenses of printing and mailing proxy materials to shareholders, all other expenses incidental to holding meetings of the fund's shareholders, including proxy solicitations and such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. The fund shall pay its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.

Management Fee.

For the services of FMR under the management contract, the fund pays FMR a monthly management fee at the annual rate of 0.03% of the fund's average net assets throughout the month.

The following table shows the amount of management fees paid by the fund for the past three fiscal years to its current manager and prior affiliated manager(s), if any, and the amount of credits reducing management fees.

Fund	Fiscal Years Ended August 31	Amount of Credits Reducing Management Fees	Management Fees Paid to Investment Adviser
Fidelity® Short-Term Bond Index Fund	2021	$160	$483,261
	2020	$3,705	$221,029
	2019	$3,026	$78,369

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns and yield, and repayment of the reimbursement will decrease returns and yield.

Sub-Advisers - FMR UK, FMR H.K., and FMR Japan. On behalf of the fund, FMR has entered into sub-advisory agreements with FMR H.K. and FMR Japan. On behalf of the fund, FMR has entered into a sub-advisory agreement with FMR UK. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services). FMR, and not the fund, pays the sub-advisers.

Brandon Bettencourt is co-manager of Fidelity® Short-Term Bond Index Fund and receives compensation for those services. Richard Munclinger is co-manager of Fidelity® Short-Term Bond Index Fund and receives compensation for those services. As of August 31, 2021, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index (which may be a customized benchmark index developed by FMR) assigned to each fund or account, and (ii) the investment performance of other FMR taxable bond funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portion of each portfolio manager’s bonus that is linked to the investment performance of Fidelity® Short-Term Bond Index Fund is based on the fund’s pre-tax investment performance relative to the performance of the fund’s customized benchmark index. For the three-year period, the bonus takes into account a portfolio manager's performance in terms of their management of investment risk. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients’) respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FMR or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR’s and its affiliates’ client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.

A conflict of interest situation is presented when FMR or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FMR investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FMR for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FMR has adopted policies and procedures and maintains a compliance program designed to help manage such actual and potential conflicts of interest.

The following table provides information relating to other accounts managed by Mr. Bettencourt as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	27	14	3
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$154,176	$19,860	$669
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Short-Term Bond Index Fund ($2,048 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Short-Term Bond Index Fund beneficially owned by Mr. Bettencourt was $10,001 - $50,000.

The following table provides information relating to other accounts managed by Mr. Munclinger as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	27	14	3
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$154,176	$19,860	$669
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Short-Term Bond Index Fund ($2,048 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Short-Term Bond Index Fund beneficially owned by Mr. Munclinger was none.

PROXY VOTING GUIDELINES

Fidelity® Funds' Proxy Voting Guidelines

I. Introduction

These guidelines are intended to help Fidelity’s customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 70 years. In particular, these guidelines are animated by two fundamental principles: 1) putting first the long-term interests of our customers and fund shareholders; and 2) investing in companies that share our approach to creating value over the long-term. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.

In evaluating proxies, we recognize that companies can conduct themselves in ways that have important environmental and social consequences. While Fidelity always remains focused on maximizing long-term shareholder value, we also consider potential environmental, social and governance (ESG) impacts that we believe are material to individual companies and investing funds' investment objectives and strategies.

Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.

II. Board of Directors and Corporate Governance

Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders’ rights. The following general guidelines are intended to reflect these proxy voting principles.

A. Election of Directors

Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.

Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:

1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.

2. There are no women on the board or if a board of ten or more members has fewer than two women directors.

3. The director is a public company CEO who sits on more than two unaffiliated public company boards.

Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:

1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.

3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.

B. Contested Director Elections

On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds’ assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:

1. Management’s track record and strategic plan for enhancing shareholder value;

2. The long-term performance of the company compared to its industry peers; and

3. The qualifications of the shareholder’s and management’s nominees.

Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.

C. Cumulative Voting Rights

Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.

D. Classified Boards

A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board’s adoption of a classified board structure and support declassification of existing boards.

E. Independent Chairperson

In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.

F. Majority Voting in Director Elections

In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company’s board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.

G. Proxy Access

Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company’s proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company’s shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.

H. Indemnification of Directors and Officers

In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).

III. Compensation

Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.

A. Equity Compensation Plans

Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:

1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate (“burn rate”) considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.

2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.

3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

As to stock option plans, considerations include the following:

1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

2. Re-pricing: An “out-of-the-money” (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.

Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:

1. Whether the proposal excludes senior management and directors;

2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3. The company's relative performance compared to other companies within the relevant industry or industries;

4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.

B. Employee Stock Purchase Plans

These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing “best practices” in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.

IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote

Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:

- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;

- The alignment of executive compensation and company performance relative to peers; and

- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.

A. Compensation Committee

Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.

Fidelity will oppose the election of directors on the compensation committees if:

1. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.

2. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:

a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or

b) Adopted or extended a golden parachute.

B. Executive Severance Agreements

Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as “golden parachutes.” Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

V. Environmental and Social Issues

Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate environmental and social issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund's investment objective and strategies.

Fidelity generally considers management’s recommendation and current practice when voting on shareholder proposals concerning environmental or social issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Therefore, Fidelity may support shareholder proposals that request additional disclosures from companies regarding environmental or social issues, including where it believes that the proposed disclosures could provide meaningful information to the investment management process without unduly burdening the company. This means that Fidelity may support shareholder proposals calling for reports on sustainability, renewable energy, and environmental impact issues. Fidelity also may support proposals on issues in other areas, including but not limited to equal employment, board diversity and workforce diversity.

VI. Anti-Takeover Provisions and Shareholders Rights Plans

Fidelity generally will oppose a proposal to adopt an anti-takeover provision.

Anti-takeover provisions include:

- classified boards;

- “blank check” preferred stock (whose terms and conditions may be expressly determined by the company’s board, for example, with differential voting rights);

- golden parachutes;

- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);

- poison pills;

- restricting the right to call special meetings;

- provisions restricting the right of shareholders to set board size; and

- any other provision that eliminates or limits shareholder rights.

A. Shareholders Rights Plans (“poison pills”)

Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.

Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:

1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;

2. Is integral to a business strategy that is expected to result in greater value for the shareholders;

3. Requires shareholder approval to be reinstated upon expiration or if amended;

4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and

5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.

Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.

B. Shareholder Ability to Call a Special Meeting

Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.

C. Shareholder Ability to Act by Written Consent

Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.

D. Supermajority Shareholder Vote Requirement

Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

VII. Anti-Takeover Provisions and Director Elections

Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.

Fidelity will consider supporting the election of directors with respect to poison pills if:

- All of the poison pill’s features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.

- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.

- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

VIII. Capital Structure and Incorporation

These guidelines are designed to protect shareholders’ value in the companies in which the Fidelity funds invest. To the extent a company’s management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.

A. Increases in Common Stock

Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.

In the case of REITs, however, Fidelity will oppose a provision to increase the REIT’s authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.

B. Multi-Class Share Structures

Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

C. Incorporation or Reincorporation in another State or Country

Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

IX. Shares of Fidelity Funds, ETFs, or other non-Fidelity Mutual Funds and ETFs

When a Fidelity fund invests in an underlying Fidelity fund with public shareholders, an exchange traded fund (ETF), or fund that is not affiliated, Fidelity will vote in the same proportion as all other voting shareholders of the underlying fund (this is known as “echo voting”). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals.

X. Foreign Markets

Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.

XI. Securities on Loan

Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.

XII. Avoiding Conflicts of Interest

Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.

Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.

XIII. Conclusion

Since its founding more than 70 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.

Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.

Glossary

• Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.

- For a large-capitalization company, burn rate higher than 1.5%.

- For a small-capitalization company, burn rate higher than 2.5%.

- For a micro-capitalization company, burn rate higher than 3.5%.

• Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

• Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.

• Micro-capitalization company means a company with market capitalization under US $300 million.

• Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.

• Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

The fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved a Distribution and Service Plan with respect to shares of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows shares of the fund and/or FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.

The Plan adopted for the fund is described in the prospectus.

Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, the Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for shares of the fund.

Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by shares of the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

FDC or an affiliate may compensate, or upon direction make payments for certain retirement plan expenses to intermediaries. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, and other factors. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. Certain of the payments described above may be significant to an intermediary. As permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

The fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for providing recordkeeping and administrative services to plan participants or for providing other services to retirement plans. Please see "Transfer and Service Agent Agreements" in this statement of additional information (SAI) for more information.

FDC or an affiliate may also make payments to banks, broker-dealers and other service-providers (who may be affiliated with FDC) for distribution-related activities and/or shareholder services. If you have purchased shares of the fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund over others offered by competing fund families, or retirement plan sponsors may take these payments into account when deciding whether to include a fund as a plan investment option.

TRANSFER AND SERVICE AGENT AGREEMENTS

The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.

For providing transfer agency services, FIIOC receives no fees from the fund.

FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Fund shares may be owned by intermediaries for the benefit of their customers. In those instances, a fund may not maintain an account for shareholders, and some or all of the recordkeeping services for these accounts may be performed by third parties. FIIOC or an affiliate may make payments to intermediaries (including affiliates of FIIOC) for recordkeeping and other services.

Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the fund, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

In certain situations where FIIOC or an affiliate provides recordkeeping services to a retirement plan, payments may be made to pay for plan expenses. The amount of such payments may be based on investments in particular Fidelity® funds, or may be fixed for a given period of time. Upon direction, payments may be made to plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with the plan. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

The fund has entered into a service agent agreement with FSC, an affiliate of FMR (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives no fee from the fund.

FMR bears the cost of transfer agency services and pricing and bookkeeping services under the terms of its management contract with the fund.

SECURITIES LENDING

During the fiscal year, the securities lending agent, or the investment adviser (where the fund does not use a securities lending agent) monitors loan opportunities for the fund, negotiates the terms of the loans with borrowers, monitors the value of securities on loan and the value of the corresponding collateral, communicates with borrowers and the fund's custodian regarding marking to market the collateral, selects securities to be loaned and allocates those loan opportunities among lenders, and arranges for the return of the loaned securities upon the termination of the loan. Income and fees from securities lending activities for the fiscal year ended August 31, 2021, are shown in the following table:

Security Lending Activities	Fund(s)
Fidelity® Short-Term Bond Index Fund
Gross income from securities lending activities	$16,444
Fees paid to securities lending agent from a revenue split	0
Administrative fees	0
Rebate (paid to borrower)	423
Other fees not included in the revenue split (lending agent fees to NFS)	1,585
Aggregate fees/compensation for securities lending activities	2,008
Net income from securities lending activities	14,436

A fund does not pay cash collateral management fees, separate indemnification fees, or other fees not reflected above.

DESCRIPTION OF THE TRUST

Trust Organization. Fidelity® Short-Term Bond Index Fund is a fund of Fidelity Salem Street Trust, an open-end management investment company created under an initial declaration of trust dated September 5, 1984. The Trustees are permitted to create additional funds in the trust and to create additional classes of the fund.

The assets of the trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.

Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

Voting Rights. Each fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. The Bank of New York Mellon, 1 Wall Street, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies. From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR or an affiliate. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of the fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, independent registered public accounting firm, and its affiliates, audits financial statements for the fund and provides other audit, tax, and related services.

FUND HOLDINGS INFORMATION

The fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.

The fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after month-end).

Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.

The fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of the fund’s portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of the fund.

FMR’s Disclosure Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity fund prior to such fund’s public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.

Disclosure of non-public portfolio holdings information for a Fidelity fund’s portfolio may only be provided pursuant to the guidelines below.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: the fund's trustees; the fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by the fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by FMR, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Standard & Poor's Ratings Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day); and Bloomberg, L.P. (full holdings daily, on the next business day).

FMR, its affiliates, or the fund will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the fund's SAI.

There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

FINANCIAL STATEMENTS

The fund's financial statements and financial highlights for the fiscal year ended August 31, 2021, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies (such as central funds or other underlying funds) in which the fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

APPENDIX

Fidelity and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

Fund	Ticker
Fidelity® Sustainability Bond Index Fund	FNDSX

Fund of Fidelity Salem Street Trust

STATEMENT OF  ADDITIONAL INFORMATION

October 30, 2021

This statement of additional information (SAI) is not a prospectus. Portions of the fund's annual report are incorporated herein. The annual report is supplied with this SAI.

To obtain a free additional copy of the prospectus or SAI, dated October 30, 2021, or an annual report, please call Fidelity at 1-800-544-8544 or visit Fidelity’s web site at www.fidelity.com.

SBI-I-PTB-1021
1.9887295.105

245 Summer Street, Boston, MA 02210

INVESTMENT POLICIES AND LIMITATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING, SELLING, AND EXCHANGING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACT
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT AGREEMENTS
SECURITIES LENDING
DESCRIPTION OF THE TRUST
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are the fund's fundamental investment limitations set forth in their entirety.

Diversification

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Senior Securities

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

The fund will invest more than 25% of its total assets in securities of issuers in a particular industry or group of industries to approximately the same extent that the fund's index concentrates in the securities of issuers in a particular industry or group of industries.

For purposes of the fund's concentration limitation discussed above, securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities are not considered to be issued by members of any industry.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Fidelity Management & Research Company LLC (FMR) looks through to the U.S. Government securities.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market central fund, FMR looks through to the holdings of the central fund.

For purposes of the fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.

Real Estate

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Short Sales

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, except for sales of to be announced (TBA) securities, and provided that transactions in futures contracts, options, and swaps are not deemed to constitute selling securities short.

Margin Purchases

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

In addition to the fund's fundamental and non-fundamental investment limitations discussed above:

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

For the fund's policies and limitations on futures, options, and swap transactions, see "Investment Policies and Limitations - Futures, Options, and Swaps."

The following pages contain more detailed information about types of instruments in which the fund may invest, techniques the fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. The fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, the fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.

On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "an adviser" or "the adviser" may relate to the fund's adviser or a sub-adviser, as applicable.

Affiliated Bank Transactions. A Fidelity® fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Collateralized Loan Obligations (CLO) are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses. For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO trust typically have higher ratings and lower yields than their underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by a fund as illiquid securities, however an active dealer market may exist allowing them to qualify for Rule 144A transactions.

Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity® funds and other advisory clients only) shares of Fidelity® central funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity® funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees. The investment results of the portions of a Fidelity® fund's assets invested in the central funds will be based upon the investment results of those funds.

Commodity Futures Trading Commission (CFTC) Notice of Exclusion. The Adviser, on behalf of the Fidelity® fund to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. However, the CFTC has adopted certain rule amendments that significantly affect the continued availability of this exclusion, and may subject advisers to funds to regulation by the CFTC. As of the date of this SAI, the adviser does not expect to register as a CPO of the fund. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.

Disruption to Financial Markets and Related Government Intervention. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of events such as the 2008 economic downturn led the U.S. Government and other governments to take a number of then-unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments in unpredictable ways.

Similarly, widespread disease including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent a fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact a fund's ability to achieve its investment objective, and (iii) may exacerbate the risks discussed elsewhere in a fund’s registration statement, including political, social, and economic risks.

The value of a fund's portfolio is also generally subject to the risk of future local, national, or global economic or natural disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it remains uncertain that the U.S. Government or foreign governments will intervene in response to current or future market disturbances and the effect of any such future intervention cannot be predicted.

Dollar-Weighted Average Maturity is derived by multiplying the value of each security by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

Under certain circumstances, a fund may invest in nominally long-term securities that have maturity shortening features of shorter-term securities, and the maturities of these securities may be deemed to be earlier than their ultimate maturity dates by virtue of an existing demand feature or an adjustable interest rate. Under other circumstances, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. The maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

Duration is a measure of a bond's price sensitivity to a change in its yield. For example, if a bond has a 5-year duration and its yield rises 1%, the bond's value is likely to fall about 5%. Similarly, if a bond fund has a 5-year average duration and the yield on each of the bonds held by the fund rises 1%, the fund's value is likely to fall about 5%. For funds with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance will likely differ from the example.

Exposure to Foreign and Emerging Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, a fund's adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Funds of Funds and Other Large Shareholders. Certain Fidelity® funds and accounts (including funds of funds) invest in other funds ("underlying funds") and, as a result, may at times have substantial investments in one or more underlying funds.

An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund's shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund's shares.

When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time.

Fund's Rights as an Investor. Fidelity® funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. A fund's proxy voting guidelines are included in its SAI.

Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Fidelity® Sustainability Bond Index Fund will not: (a) sell futures contracts, purchase put options, write call options, or enter into swap agreements if, as a result, more than 25% of the fund's total assets would be hedged with futures and/or options and/or swap agreements under normal conditions; (b) purchase futures contracts, write put options, or enter into swap agreements (other than swaps entered into for hedging purposes under (a)) if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options plus the notional amount of any such swaps would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). In addition, some currently available futures contracts are based on Eurodollars. Positions in Eurodollar futures reflect market expectations of forward levels of three-month London Interbank Offered Rate (LIBOR) rates. Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant, when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's net asset value per share (NAV). The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the futures commission merchant of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the futures commission merchant's other customers, potentially resulting in losses to the fund. A fund is also required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or over-the-counter (OTC). The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to a futures commission merchant as described above for futures contracts.

If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in price increases and, if a call writer does not hold the underlying instrument, a call writer's loss is theoretically unlimited.

Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), asset swaps (e.g., where parties combine the purchase or sale of a bond with an interest rate swap), total return swaps, and credit default swaps. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member futures commission merchant may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce the distinction.

A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which a fund is the protection seller, the fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the fund by the credit default protection buyer. Any loss would be offset by the premium payments the fund receives as the seller of credit default protection. This risk for cleared swaps is generally lower than for uncleared swaps since the counterparty is a clearinghouse, but there can be no assurance that a clearinghouse or its members will satisfy its obligations.

If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity® fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that a fund will be able to do so, a fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. A fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.

A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In order to cover its outstanding obligations to a swap counterparty, a fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.

Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.

Hybrid and Preferred Securities. A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.

The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.

Illiquid Investments

means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund. Illiquid securities may include (1) repurchase agreements maturing in more than seven days without demand/redemption features, (2) OTC options and certain other derivatives, (3) private placements, (4) securities traded on markets and exchanges with structural constraints, and (5) loan participations.

Under the supervision of the Board of Trustees, a Fidelity® fund's adviser classifies the liquidity of the fund's investments and monitors the extent of funds’ illiquid investments.

Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.

Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment’s liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund’s investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.

Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.

On August 5, 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States one level to "AA+" from "AAA." While Standard & Poor's Ratings Services affirmed the United States' short-term sovereign credit rating as "A-1+," there is no guarantee that Standard & Poor's Ratings Services will not decide to lower this rating in the future. Standard & Poor's Ratings Services stated that its decision was prompted by its view on the rising public debt burden and its perception of greater policymaking uncertainty. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by Standard & Poor's Ratings Services decisions to downgrade the long-term sovereign credit rating of the United States.

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.

Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Insolvency of Issuers, Counterparties, and Intermediaries.

Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.

As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.

If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a Fidelity® fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A Fidelity® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Low or Negative Yielding Securities. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including Japan and some European countries, are at or near historically low levels. Japan and those European countries have, from time to time, experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk for the markets as a whole and for the funds. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent a fund is exposed to such interest rates.

Mortgage Securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

On June 3, 2019, under the Federal Housing Finance Agency’s “Single Security Initiative”, Fannie Mae and Freddie Mac will start issuing uniform mortgage-backed securities (UMBS). UMBS will be eligible for delivery into the To-Be-Announced (TBA) market. Each UMBS will have a 55-day remittance cycle and can be used as collateral in either a Fannie Mae® or Freddie Mac® security or held for investment. Freddie Mac’s legacy TBA-eligible securities have a 45-day remittance cycle and will not be directly eligible for delivery in settlement of a UMBS trade. Freddie Mac will offer investors the opportunity to exchange outstanding legacy mortgage-backed securities for mirror UMBS with a 55-day remittance period. The exchange offer includes compensation for the 10-day delay in receipt of payments. A fund’s ability to invest in UMBS to the same degree that the fund currently invests in Fannie Mae and Freddie Mac mortgage-backed securities is uncertain.

While Fannie Mae and Freddie Mac have taken steps for a smooth transition to the issuance of UMBS, the effects of the issuance of UMBS on the mortgage-backed securities and TBA markets are uncertain and there may be factors that affect the timing of the transition to UMBS or the ability of market participants, including a fund, to adapt to the issuance of UMBS. A fund may need to consider the tax and accounting issues raised by investments in UMBS and/or the exchange of legacy Freddie Mac securities for UMBS. Additionally, there could be divergence in prepayment rates of UMBS issued by Fannie Mae and Freddie Mac, which could lead to differences in the prices of Fannie Mae- and Freddie Mac-issued UMBS if Fannie Mae and Freddie Mac fail to align programs, policies and practices that affect prepayments.

The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

A fund may seek to earn additional income by using a trading strategy (commonly known as "mortgage dollar rolls" or "reverse mortgage dollar rolls") that involves selling (or buying) mortgage securities, realizing a gain or loss, and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities that are permissible investments for the fund. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction, a fund is entitled to interest and principal payments on the securities purchased. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

Real Estate Investment Trusts (REITs). REITs issue debt securities to fund the purchase and/or development of commercial properties. The value of these debt securities may be affected by changes in the value of the underlying property owned by the trusts, the creditworthiness of the trusts, interest rates, and tax and regulatory requirements. REITs are dependent upon management skill and the cash flow generated by the properties owned by the trusts. REITs are at the risk of the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.

Restricted Securities (including Private Placements) are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities, including private placements of private and public companies, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage.

Securities Lending. A Fidelity® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate, National Financial Services LLC (NFS). Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity® fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.

The Fidelity® funds have retained agents, including NFS, an affiliate of the funds, to act as securities lending agent. If NFS acts as securities lending agent for a fund, it is subject to the overall supervision of the fund’s adviser, and NFS will administer the lending program in accordance with guidelines approved by the fund’s Trustees.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies,

including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.

A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, the Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.

Special Purpose Acquisition Companies (“SPACs”). A fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool money to seek potential acquisition opportunities. SPACs are collective investment structures formed to raise money in an initial public offering for the purpose of merging with or acquiring one or more operating companies (the “de-SPAC Transaction”). Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. In connection with a de-SPAC Transaction, the SPAC may complete a PIPE (private investment in public equity) offering with certain investors. A fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its de-SPAC Transaction.

Because SPACs do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. An investment in a SPAC is subject to a variety of risks, including that (i) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (ii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (iii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; (iv) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the fund believes is the SPAC interest’s intrinsic value; (v) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of shareholders; (vi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (vii) the warrants or other rights with respect to the SPAC held by a fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (viii) a fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; and (ix) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction.

Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold, but only pursuant to an effective registration statement or other exemption from registration. The securities issued by a SPAC, which are typically traded either in the over-the-counter market or on an exchange, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.

Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

Structured Securities (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.

Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.

If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the fund when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank account overnight. Any risks associated with such an account are investment risks of the fund. The fund faces the risk of loss of these balances if the bank becomes insolvent.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality, sometimes subject to a cap or floor on such rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. For purposes of determining the maximum maturity of a variable or floating rate security, a fund's adviser may take into account normal settlement periods.

In addition to other interbank offered rates (IBORs), the most common benchmark rate for floating rate securities is LIBOR, which is the rate of interest offered on short-term interbank deposits, as determined by trading between major international banks. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other IBORs were susceptible to manipulation. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of U.S. dollar overnight borrowings) and the Sterling Overnight Index Average rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). In March 2021, the United Kingdom’s Financial Conduct Authority and ICE Benchmark Authority formally announced the dates after which the LIBORs will no longer be representative and subsequently cease publication. Certain LIBOR settings will cease publication after the end of 2021. However, the publication of certain other LIBOR settings will continue through at least mid-2023. While various regulators and industry bodies are working globally on transitioning to alternative rates, there remains uncertainty regarding the future utilization of the IBORs and the transition to, and the nature of, replacement rates. As such, the effect of a transition away from the IBORs on a fund and the financial instruments in which it invests cannot yet be determined, and may depend on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts; (ii) the effect of new legislation relating to the discontinuation of LIBOR and the use of replacement rates, and (iii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Such transition may result in a reduction in the value of IBOR-based instruments held by a fund, a reduction in the effectiveness of certain hedging transactions and increased illiquidity and volatility in markets that currently rely on an IBOR to determine interest rates, any of which could adversely impact the fund’s performance.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

A fund may also engage in purchases or sales of "to be announced" or "TBA" securities, which usually are transactions in which a fund buys or sells mortgage-backed securities on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount. TBA trades can be used by a fund for investment purposes in order to gain exposure to certain securities, or for hedging purposes to adjust the risk exposure of a fund portfolio without having to restructure a portfolio. Purchases and sales of TBA securities involve risks similar to those discussed above for other when-issued and forward purchase and sale transactions. In addition, when a fund sells TBA securities, it incurs risks similar to those incurred in short sales. For example, when a fund sells TBA securities without owning or having the right to obtain the deliverable securities, it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. Also, a fund may be unable to purchase the deliverable securities if the corresponding market is illiquid. In such transactions, the fund will set aside liquid assets in an amount sufficient to offset its exposure as long as the fund's obligations are outstanding.

Under the Federal Housing Finance Agency’s “Single Security Initiative” intended to maximize liquidity for both Fannie Mae and Freddie Mac mortgage-backed securities in the TBA market, Fannie Mae and Freddie Mac expect to start issuing UMBS in place of their current separate offerings of TBA-eligible mortgage-backed securities. The effects of the issuance of UMBS on the TBA market are uncertain.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.

Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund’s service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund’s manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

While a fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

PORTFOLIO TRANSACTIONS

Orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Fidelity Management & Research Company LLC (FMR or the Adviser) pursuant to authority contained in the management contract. To the extent that the Adviser grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section. Furthermore, the sub-adviser's trading and associated policies, which may differ from the Adviser's policies, may apply to that fund, subject to applicable law.

The Adviser or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

The fund will not incur any commissions or sales charges when it invests in shares of mutual funds (including any underlying central funds), but it may incur such costs when it invests directly in other types of securities.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.

The Trustees of the fund periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

The Selection of Securities Brokers and Dealers

The Adviser or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) to place or execute the fund’s portfolio securities transactions. In selecting brokers, including affiliates of the Adviser, to execute the fund’s portfolio securities transactions, the Adviser or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to the Adviser’s or its affiliates’ overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund’s portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, the Adviser or its affiliates may choose to execute an order using ECNs, including broker-sponsored algorithms, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors include, but are not limited to, the following: price; costs; the size, nature and type of the order; the speed of execution; financial condition and reputation of the broker; broker specific considerations (e.g.; not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader’s assessment of whether and how closely the broker likely will follow the trader’s instructions to the broker; confidentiality and the potential for information leakage; the nature or existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.

In seeking best execution for portfolio securities transactions, the Adviser or its affiliates may from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. The Adviser or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. Occasionally the Adviser or its affiliates execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of the Adviser or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. The Adviser or its affiliates execute futures transactions verbally and electronically.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of the Adviser) that execute transactions for a fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to the Adviser or its affiliates.

Research Products and Services. These products and services may include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in video and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. The Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement the Adviser's or its affiliates' own research activities in providing investment advice to the fund.

Execution Services. In addition, when permissible under applicable law, brokerage and research products and services include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. Although the Adviser or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they may use commission dollars to obtain certain products or services that are not used exclusively in the Adviser's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, the Adviser or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").

Benefit to the Adviser. The Adviser's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. Therefore, an economic incentive exists for the Adviser or its affiliates to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on the Adviser’s or its affiliates’ funds interest in receiving most favorable execution. The Adviser and its affiliates manage the receipt of brokerage and research products and services and the potential for conflicts through its Commission Uses Program. The Commission Uses Program effectively “unbundles” commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. Those brokers have client commission arrangements (each a CCA) in place with the Adviser and its affiliates (each of those brokers referred to as CCA brokers). In selecting brokers for executing transactions on behalf of the fund, the trading desks through which the Adviser or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the CCA broker provides. Commissions paid to a CCA broker include both an execution commission and a research charge, and while the CCA broker receives the entire commission, it retains the execution commission and either credits or transmits the research portion (also known as “soft dollars,”) to a CCA pool maintained by each CCA broker. Soft dollar credits (credits) accumulated in CCA pools are used to pay research expenses. In some cases, the Adviser or its affiliates may request that a broker which is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid with credits from the CCA pool. The administration of brokerage and research products and services is managed separately from the trading desks, and traders have no responsibility for administering the research program, including the payment for research. The Adviser or its affiliates may use a third-party aggregator to facilitate payments to research providers. Where an aggregator is involved, the aggregator would maintain credits in an account that is segregated from the aggregator’s proprietary assets and the assets of its other clients and use those credits to pay research providers as instructed by the Adviser or its affiliates. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that the Adviser or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to the Adviser or its affiliates or have no explicit cost associated with them. In addition, the Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker’s overall services.

The Adviser's Decision-Making Process. In connection with the allocation of fund brokerage, the Adviser or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to the Adviser or its affiliates, viewed in terms of the particular transaction for the fund or the Adviser's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which the Adviser or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with the fund's brokerage may not benefit all funds and certain funds may receive the benefit of the brokerage and research product or services obtained with other funds’ commissions. As required under applicable laws or fund policy, commissions generated by certain funds may only be used to obtain certain brokerage and research products and services. As a result, certain funds may pay more proportionately of certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each fund continues to be allocated equitably. While the Adviser or its affiliates take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither the Adviser, its affiliates, nor the fund incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, for funds managed by the Adviser or its affiliates outside of the European Union or the United Kingdom, these brokerage and research products and services assist the Adviser or its affiliates in terms of their overall investment responsibilities to the fund or any other investment companies and investment accounts for which the Adviser or its affiliates may have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by the Adviser or its affiliates, and not every fund or investment account uses the brokerage and research products and services that may have been acquired through that fund’s commissions.

Research Contracts. The Adviser or its affiliates have arrangements with certain third-party research providers and brokers through whom the Adviser or its affiliates effect fund trades, whereby the Adviser or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, the Adviser or its affiliates may still cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to the Adviser or its affiliates, or that may be available from another broker. The Adviser's or its affiliates' determination to pay for research products and services separately is wholly voluntary on the Adviser's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Funds Managed within the European Union. The Adviser and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as “MiFID II”, as implemented in the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the FCA), where applicable.

Funds, or portions thereof, that are managed within the United Kingdom by FMR Investment Management (UK) Limited (FMR UK) use research payment accounts (RPAs) to cover costs associated with equity and high income external research that is consumed by those funds or investment accounts in accordance with MiFID II and FCA regulations. With RPAs, funds pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission1. For funds that use an RPA, FMR UK establishes a research budget. The budget is set by first grouping funds or investment accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union or the United Kingdom. In this regard, research budgets are set by research needs and are not otherwise linked to the volume or value of transactions executed on behalf of the fund or investment account. For funds where portions are managed both within and outside of the United Kingdom, external research may be paid using both a CCA and an RPA. Determinations of what is eligible research and how costs are allocated are made in accordance with the Adviser’s and its affiliates’ policies and procedures. Costs for research consumed by funds that use an RPA will be allocated among the funds or investment accounts within defined strategies pro rata based on the assets under management for each fund or investment account. While the research charge paid on behalf of any one fund that uses an RPA varies over time, the overall research charge determined at the fund level on an annual basis will not be exceeded.

FMR UK is responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets will be maintained in accounts at a third-party depository institution, held in the name of FMR UK. FMR UK provides on request, a summary of: (i) the providers paid from the RPA; (ii) the total amount they were paid over a defined period; (iii) the benefits and services received by FMR UK; and (iv) how the total amount spent from the RPA compares to the research budget set for that period, noting any rebate or carryover if residual funds remain in the RPA.

Impacted funds, like those funds that participate in CCA pools, may make payments to a broker that include both an execution commission and a research charge, but unlike CCAs (for which research charges may be retained by the CCA broker and credited to the CCA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA are used to satisfy external research costs consumed by the funds.

If the costs of paying for external research exceed the amount initially agreed in relation to funds in a given strategy, the Adviser or its affiliates may continue to charge those funds or investment accounts beyond the initially agreed amount in accordance with MiFID II, continue to acquire external research for the funds or investment accounts using its own resources, or cease to purchase external research for those funds or investment accounts until the next annual research budget. If assets for specific funds remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year’s research charges for those funds or rebated to those funds.

Funds managed by FMR UK that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FMR UK and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMR UK portfolio managers that manage fixed income funds or investment accounts in any manner inconsistent with MiFID II and FCA regulations.

1The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would be permissible under Section 28(e) of the Securities Exchange Act of 1934 by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage products and services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered "commissions" for Section 28(e) purposes.

Commission Recapture

From time to time, the Adviser or its affiliates engages in brokerage transactions with brokers (who are not affiliates of the Adviser) who have entered into arrangements with the Adviser or its affiliates under which the broker may rebate a portion of the compensation paid by a fund (commission recapture). Not all brokers with whom the fund trades have been asked to participate in brokerage commission recapture.

Affiliated Transactions

The Adviser or its affiliates place trades with certain brokers, including NFS, through its Fidelity Capital Markets (FCM) division, and Luminex Trading & Analytics LLC (Luminex), with whom they are under common control or otherwise affiliated, provided the Adviser or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the fund and subject to other applicable law. In addition, from time to time, the Adviser or its affiliates place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent.

Trades may be executed through alternative trading systems or national securities exchanges in which the Adviser or its affiliates have an interest. Any decision to execute a trade through an alternative trading system or exchange in which the Adviser or its affiliates have an interest would be made in accordance with applicable law, including best execution obligations. For trades placed on such a system or exchange, not limited to ones in which the Adviser or its affiliates may have an ownership interest, the Adviser or its affiliates may benefit in the form of increased valuation(s) of its equity interest, where it has an ownership interest, or other remuneration, including rebates.

The Trustees of the fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

Non-U.S. Securities Transactions

To facilitate trade settlement and related activities in non-U.S. securities transactions, the Adviser or its affiliates effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions are effected on behalf of funds by parties other than the Adviser or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.

Trade Allocation

Although the Trustees and officers of the fund are substantially the same as those of certain other Fidelity® funds, investment decisions for the fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by the Adviser to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.

Commissions Paid A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

The following table shows the fund's portfolio turnover rate for the fiscal periods ended August 31, 2021 and 2020. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders and/or market conditions.

Turnover Rates	2021	2020
Fidelity® Sustainability Bond Index Fund	97%	92%

During the fiscal year ended August 31, 2021, the fund held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by the fund as of the fiscal year ended August 31, 2021.

Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
Fidelity® Sustainability Bond Index Fund	Bank of America Corp.	$ 2,413,870
	Barclays PLC	$ 851,944
	Citigroup, Inc.	$ 1,318,327
	Credit Suisse Group	$ 399,627
	Goldman Sachs Group, Inc.	$ 1,157,465
	JPMorgan Chase & Co.	$ 2,753,353
	Morgan Stanley	$ 1,293,962

For the fiscal years ended August 31, 2021, 2020, and 2019 the fund paid no brokerage commissions.

During the fiscal year ended August 31, 2021, the fund paid no brokerage commissions to firms for providing research or brokerage services.

During the twelve-month period ended June 30, 2021, the fund did not allocate brokerage commissions to firms for providing research or brokerage services.

VALUATION

The NAV is the value of a single share. NAV is computed by adding the value of a fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Board of Trustees has ultimate responsibility for pricing, but has delegated day-to-day valuation responsibilities to FMR. FMR has established the FMR Fair Value Committee (the Committee) to fulfill these responsibilities.

Shares of open-end investment companies (including any underlying central funds) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies.

Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying central fund, are valued as follows:

Most equity securities are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.

Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.

Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.

Prices described above are obtained from pricing services that have been approved by the Board of Trustees. A number of pricing services are available and the funds may use more than one of these services. The funds may also discontinue the use of any pricing service at any time. The fund's adviser engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.

Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.

Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading.

In determining the fair value of a private placement security for which market quotations are not available, the Committee generally applies one or more valuation methods including the market approach, income approach and cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The fund's adviser reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the fund’s investments and ratifies the fair value determinations of the Committee.

BUYING, SELLING, AND EXCHANGING INFORMATION

The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.

The fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. The fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES

Dividends. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders or the long-term capital gains tax rates available to individuals. Short-term capital gains are taxable at ordinary income tax rates. A portion of the fund's dividends may be exempt from state and local taxation to the extent that they are derived from certain U.S. Government securities and meet certain requirements. Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).

Capital Gain Distributions. Unless your shares of the fund are held in a tax-advantaged retirement plan, the fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

Returns of Capital. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold in taxable accounts.

Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by the fund with respect to foreign securities held directly by the fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by the fund. Because the fund does not currently anticipate that securities of foreign issuers or underlying regulated investment companies will constitute more than 50% of its total assets at the end of its fiscal year, or fiscal quarter, respectively, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 178 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

* Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Standing Committees of the Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has four standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Kenneally currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates, including matters involving potential claims of one or more funds (e.g. for reimbursements of expenses or losses) against FMR, and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds' Chief Compliance Officer (CCO). The committee (i) serves as a primary point of contact (generally after the Independent Trustee who serves as a liaison for the CCO) for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO's compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO. During the fiscal year ended August 31, 2021, the committee held 12 meeting(s).

The Audit Committee is composed of all of the Independent Trustees, with Ms. Acton currently serving as Chair. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair or a majority of committee members. The committee meets separately, at least annually, with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds' outside auditors, and with the funds' CCO. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process from the funds' Treasurer and outside auditors and will oversee the resolution of any disagreements concerning financial reporting among applicable parties. The committee will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' outside auditor, internal audit personnel of FMR LLC and legal counsel, as appropriate, matters related to the audits of the funds' financial statements. The committee will discuss regularly and oversee the review of the internal controls of the funds and their service providers with respect to accounting, financial matters and risk management programs related to the funds. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended August 31, 2021, the committee held four meeting(s).

The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Murray currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee reviews and approves annually Fair Value Committee Policies recommended by the FMR Fair Value Committee and oversees particular valuations or fair valuation methodologies employed by the FMR Fair Value Committee as circumstances may require. The Committee also reviews actions taken by the FMR Fair Value Committee. The Committee does not oversee the day-to-day operational aspects of the valuation and calculation of the net asset value of the funds, which have been delegated to the FMR Fair Value Committee and Fidelity Service Company, Inc. (FSC). During the fiscal year ended August 31, 2021, the committee held six meeting(s).

The Governance and Nominating Committee is composed of Messrs. Kenneally (Chair) and Gartland (Vice Chair), and Ms. Acton. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It monitors the performance of legal counsel employed by both the funds and the Independent Trustees. The committee will engage and oversee any counsel utilized by the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee also approves Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee oversees compliance with the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee reviews the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "recommended practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended August 31, 2021, the committee held ten meeting(s).

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2020.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	JonathanChiel	Abigail P.Johnson	JenniferToolin McAuliffe
Fidelity® Sustainability Bond Index Fund	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000

Independent Trustees
DOLLAR RANGE OF FUND SHARES	Elizabeth S.Acton	Ann E.Dunwoody	JohnEngler	Robert F.Gartland
Fidelity® Sustainability Bond Index Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Arthur E.Johnson	Michael E.Kenneally	Marie L.Knowles	Mark A.Murray
Fidelity® Sustainability Bond Index Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended August 31, 2021, or calendar year ended December 31, 2020, as applicable.

Compensation Table(1)
AGGREGATE COMPENSATION FROM A FUND	Elizabeth S.Acton	Ann E.Dunwoody	JohnEngler	Robert F.Gartland
Fidelity® Sustainability Bond Index Fund	$58	$54	$54	$55
TOTAL COMPENSATION FROM THE FUND COMPLEX(2)	$513,000	$471,500	$471,500	$484,000
AGGREGATE COMPENSATION FROM A FUND	Robert W.Helm(3)	Arthur E.Johnson	Michael E.Kenneally	Marie L.Knowles
Fidelity® Sustainability Bond Index Fund	$14	$67	$61	$57
TOTAL COMPENSATION FROM THE FUND COMPLEX(2)	--	$584,000	$534,000	$498,500
AGGREGATE COMPENSATION FROM A FUND	Mark A.Murray
Fidelity® Sustainability Bond Index Fund	$54
TOTAL COMPENSATION FROM THE FUND COMPLEX(2)	$471,500

(1) Jonathan Chiel, Abigail P. Johnson, and Jennifer Toolin McAuliffe are interested persons and are compensated by Fidelity.

(2) Reflects compensation received for the calendar year ended December 31, 2020 for 280 funds of 31 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Elizabeth S. Acton, $120,000; Ann E. Dunwoody, $245,099; Robert F. Gartland, $180,000; Michael E. Kenneally $120,000; and Mark A. Murray, $245,099.

(3) Mr. Helm serves as a Member of the Advisory Board of Fidelity Salem Street Trust effective June 1, 2021.

As of August 31, 2021, the Trustees, Members of the Advisory Board (if any), and officers of the fund owned, in the aggregate, less than 1% of each class's total outstanding shares, with respect to the fund.

As of August 31, 2021, the following owned of record and/or beneficially 5% or more of the outstanding shares:

Fund Name	Owner Name	City	State	Ownership %
Fidelity® Sustainability Bond Index Fund	GREAT WEST LIFE AND ANNUITY	ENGLEWOOD	CO	12.92%
Fidelity® Sustainability Bond Index Fund	STRATEGIC ADVISERS® FIDELITY® CORE INCOME FUND	BOSTON	MA	10.71%

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, FMR UK, Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

FMR, FMR UK, FMR H.K., FMR Japan, Fidelity Distributors Company LLC (FDC), and the fund have adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees' fiduciary responsibilities regarding the fund, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the code of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.

MANAGEMENT CONTRACT

The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and compensates all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. Under the terms of the fund's management contract, FMR, either itself or through an affiliate, is responsible for payment of all operating expenses of the fund with limited exceptions. Specific expenses payable by FMR include legal expenses, fees of the custodian, auditor, and interested Trustees, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. FMR also pays all fees associated with the transfer agency services and pricing and bookkeeping services agreements.

FMR pays all other expenses of the fund with the following exceptions: fees and expenses of the Independent Trustees, interest, taxes, Rule 12b-1 fees (if any), expenses of printing and mailing proxy materials to shareholders, all other expenses incidental to holding meetings of the fund's shareholders, including proxy solicitations and such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation. The fund shall pay its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund's securities lending program, if applicable.

Management Fee.

For the services of FMR under the management contract, the fund pays FMR a monthly management fee at the annual rate of 0.10% of the fund's average net assets throughout the month.

The following table shows the amount of management fees paid by the fund for the past three fiscal years to its current manager and prior affiliated manager(s), if any, and the amount of credits reducing management fees.

Fund	Fiscal Years Ended August 31	Amount of Credits Reducing Management Fees	Management Fees Paid to Investment Adviser
Fidelity® Sustainability Bond Index Fund	2021	$53	$213,651
	2020	$814	$108,916
	2019	$0	$49,323

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns and yield, and repayment of the reimbursement will decrease returns and yield.

Sub-Advisers - FMR UK, FMR H.K., and FMR Japan. On behalf of the fund, FMR has entered into sub-advisory agreements with FMR H.K. and FMR Japan. On behalf of the fund, FMR has entered into a sub-advisory agreement with FMR UK. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services). FMR, and not the fund, pays the sub-advisers.

Brandon Bettencourt is co-manager of Fidelity® Sustainability Bond Index Fund and receives compensation for those services. Richard Munclinger is co-manager of Fidelity® Sustainability Bond Index Fund and receives compensation for those services. As of August 31, 2021, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index (which may be a customized benchmark index developed by FMR) assigned to each fund or account, and (ii) the investment performance of other FMR taxable bond funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portion of each portfolio manager’s bonus that is linked to the investment performance of Fidelity® Sustainability Bond Index Fund is based on the fund’s pre-tax investment performance relative to the performance of the fund's customized benchmark index. For the three-year period, the bonus takes into account a portfolio manager's performance in terms of their management of investment risk. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients’) respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FMR or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR’s and its affiliates’ client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.

A conflict of interest situation is presented when FMR or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FMR investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FMR for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FMR has adopted policies and procedures and maintains a compliance program designed to help manage such actual and potential conflicts of interest.

The following table provides information relating to other accounts managed by Mr. Bettencourt as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	27	14	3
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$154,176	$19,860	$669
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Sustainability Bond Index Fund ($240 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Sustainability Bond Index Fund beneficially owned by Mr. Bettencourt was none.

The following table provides information relating to other accounts managed by Mr. Munclinger as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	27	14	3
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$154,176	$19,860	$669
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Sustainability Bond Index Fund ($240 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Sustainability Bond Index Fund beneficially owned by Mr. Munclinger was none.

PROXY VOTING GUIDELINES

Fidelity® Funds' Proxy Voting Guidelines

I. Introduction

These guidelines are intended to help Fidelity’s customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 70 years. In particular, these guidelines are animated by two fundamental principles: 1) putting first the long-term interests of our customers and fund shareholders; and 2) investing in companies that share our approach to creating value over the long-term. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.

In evaluating proxies, we recognize that companies can conduct themselves in ways that have important environmental and social consequences. While Fidelity always remains focused on maximizing long-term shareholder value, we also consider potential environmental, social and governance (ESG) impacts that we believe are material to individual companies and investing funds' investment objectives and strategies.

Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.

II. Board of Directors and Corporate Governance

Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders’ rights. The following general guidelines are intended to reflect these proxy voting principles.

A. Election of Directors

Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.

Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:

1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.

2. There are no women on the board or if a board of ten or more members has fewer than two women directors.

3. The director is a public company CEO who sits on more than two unaffiliated public company boards.

Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:

1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.

3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.

B. Contested Director Elections

On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds’ assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:

1. Management’s track record and strategic plan for enhancing shareholder value;

2. The long-term performance of the company compared to its industry peers; and

3. The qualifications of the shareholder’s and management’s nominees.

Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.

C. Cumulative Voting Rights

Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.

D. Classified Boards

A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board’s adoption of a classified board structure and support declassification of existing boards.

E. Independent Chairperson

In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.

F. Majority Voting in Director Elections

In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company’s board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.

G. Proxy Access

Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company’s proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company’s shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.

H. Indemnification of Directors and Officers

In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).

III. Compensation

Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.

A. Equity Compensation Plans

Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:

1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate (“burn rate”) considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.

2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.

3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

As to stock option plans, considerations include the following:

1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

2. Re-pricing: An “out-of-the-money” (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.

Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:

1. Whether the proposal excludes senior management and directors;

2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3. The company's relative performance compared to other companies within the relevant industry or industries;

4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.

B. Employee Stock Purchase Plans

These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing “best practices” in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.

IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote

Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:

- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;

- The alignment of executive compensation and company performance relative to peers; and

- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.

A. Compensation Committee

Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.

Fidelity will oppose the election of directors on the compensation committees if:

1. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.

2. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:

a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or

b) Adopted or extended a golden parachute.

B. Executive Severance Agreements

Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as “golden parachutes.” Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

V. Environmental and Social Issues

Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate environmental and social issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund's investment objective and strategies.

Fidelity generally considers management’s recommendation and current practice when voting on shareholder proposals concerning environmental or social issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Therefore, Fidelity may support shareholder proposals that request additional disclosures from companies regarding environmental or social issues, including where it believes that the proposed disclosures could provide meaningful information to the investment management process without unduly burdening the company. This means that Fidelity may support shareholder proposals calling for reports on sustainability, renewable energy, and environmental impact issues. Fidelity also may support proposals on issues in other areas, including but not limited to equal employment, board diversity and workforce diversity.

VI. Anti-Takeover Provisions and Shareholders Rights Plans

Fidelity generally will oppose a proposal to adopt an anti-takeover provision.

Anti-takeover provisions include:

- classified boards;

- “blank check” preferred stock (whose terms and conditions may be expressly determined by the company’s board, for example, with differential voting rights);

- golden parachutes;

- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);

- poison pills;

- restricting the right to call special meetings;

- provisions restricting the right of shareholders to set board size; and

- any other provision that eliminates or limits shareholder rights.

A. Shareholders Rights Plans (“poison pills”)

Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.

Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:

1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;

2. Is integral to a business strategy that is expected to result in greater value for the shareholders;

3. Requires shareholder approval to be reinstated upon expiration or if amended;

4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and

5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.

Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.

B. Shareholder Ability to Call a Special Meeting

Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.

C. Shareholder Ability to Act by Written Consent

Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.

D. Supermajority Shareholder Vote Requirement

Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

VII. Anti-Takeover Provisions and Director Elections

Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.

Fidelity will consider supporting the election of directors with respect to poison pills if:

- All of the poison pill’s features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.

- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.

- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

VIII. Capital Structure and Incorporation

These guidelines are designed to protect shareholders’ value in the companies in which the Fidelity funds invest. To the extent a company’s management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.

A. Increases in Common Stock

Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.

In the case of REITs, however, Fidelity will oppose a provision to increase the REIT’s authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.

B. Multi-Class Share Structures

Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

C. Incorporation or Reincorporation in another State or Country

Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

IX. Shares of Fidelity Funds, ETFs, or other non-Fidelity Mutual Funds and ETFs

When a Fidelity fund invests in an underlying Fidelity fund with public shareholders, an exchange traded fund (ETF), or fund that is not affiliated, Fidelity will vote in the same proportion as all other voting shareholders of the underlying fund (this is known as “echo voting”). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals.

X. Foreign Markets

Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.

XI. Securities on Loan

Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.

XII. Avoiding Conflicts of Interest

Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.

Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.

XIII. Conclusion

Since its founding more than 70 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.

Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.

Glossary

• Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.

- For a large-capitalization company, burn rate higher than 1.5%.

- For a small-capitalization company, burn rate higher than 2.5%.

- For a micro-capitalization company, burn rate higher than 3.5%.

• Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

• Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.

• Micro-capitalization company means a company with market capitalization under US $300 million.

• Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.

• Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

The fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved a Distribution and Service Plan with respect to shares of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows shares of the fund and/or FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.

The Plan adopted for the fund is described in the prospectus.

Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, the Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for shares of the fund.

Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by shares of the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

FDC or an affiliate may compensate, or upon direction make payments for certain retirement plan expenses to intermediaries. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, and other factors. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. Certain of the payments described above may be significant to an intermediary. As permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

The fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for providing recordkeeping and administrative services to plan participants or for providing other services to retirement plans. Please see "Transfer and Service Agent Agreements" in this statement of additional information (SAI) for more information.

FDC or an affiliate may also make payments to banks, broker-dealers and other service-providers (who may be affiliated with FDC) for distribution-related activities and/or shareholder services. If you have purchased shares of the fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund over others offered by competing fund families, or retirement plan sponsors may take these payments into account when deciding whether to include a fund as a plan investment option.

TRANSFER AND SERVICE AGENT AGREEMENTS

The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.

For providing transfer agency services, FIIOC receives no fees from the fund.

FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Fund shares may be owned by intermediaries for the benefit of their customers. In those instances, a fund may not maintain an account for shareholders, and some or all of the recordkeeping services for these accounts may be performed by third parties. FIIOC or an affiliate may make payments to intermediaries (including affiliates of FIIOC) for recordkeeping and other services.

Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the fund, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

In certain situations where FIIOC or an affiliate provides recordkeeping services to a retirement plan, payments may be made to pay for plan expenses. The amount of such payments may be based on investments in particular Fidelity® funds, or may be fixed for a given period of time. Upon direction, payments may be made to plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with the plan. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

The fund has entered into a service agent agreement with FSC, an affiliate of FMR (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives no fee from the fund.

FMR bears the cost of transfer agency services and pricing and bookkeeping services under the terms of its management contract with the fund.

SECURITIES LENDING

During the fiscal year, the securities lending agent, or the investment adviser (where the fund does not use a securities lending agent) monitors loan opportunities for the fund, negotiates the terms of the loans with borrowers, monitors the value of securities on loan and the value of the corresponding collateral, communicates with borrowers and the fund's custodian regarding marking to market the collateral, selects securities to be loaned and allocates those loan opportunities among lenders, and arranges for the return of the loaned securities upon the termination of the loan. Income and fees from securities lending activities for the fiscal year ended August 31, 2021, are shown in the following table:

Security Lending Activities	Fund(s)
Fidelity® Sustainability Bond Index Fund
Gross income from securities lending activities	$3
Fees paid to securities lending agent from a revenue split	0
Administrative fees	0
Rebate (paid to borrower)	2
Other fees not included in the revenue split (lending agent fees to NFS)	0
Aggregate fees/compensation for securities lending activities	2
Net income from securities lending activities	1

A fund does not pay cash collateral management fees, separate indemnification fees, or other fees not reflected above.

DESCRIPTION OF THE TRUST

Trust Organization. Fidelity® Sustainability Bond Index Fund is a fund of Fidelity Salem Street Trust, an open-end management investment company created under an initial declaration of trust dated September 5, 1984. The Trustees are permitted to create additional funds in the trust and to create additional classes of the fund.

The assets of the trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.

Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

Voting Rights. Each fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York Mellon, headquartered in New York, also may serve as special purpose custodian of certain assets in connection with repurchase agreement transactions. From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR or an affiliate. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of the fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, independent registered public accounting firm, and its affiliates, audits financial statements for the fund and provides other audit, tax, and related services.

FUND HOLDINGS INFORMATION

The fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.

The fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after month-end).

Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.

The fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of the fund’s portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of the fund.

FMR’s Disclosure Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity fund prior to such fund’s public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.

Disclosure of non-public portfolio holdings information for a Fidelity fund’s portfolio may only be provided pursuant to the guidelines below.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: the fund's trustees; the fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by the fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by FMR, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Standard & Poor's Ratings Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day); and Bloomberg, L.P. (full holdings daily, on the next business day).

FMR, its affiliates, or the fund will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the fund's SAI.

There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

FINANCIAL STATEMENTS

The fund's financial statements and financial highlights for the fiscal year ended August 31, 2021, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies (such as central funds or other underlying funds) in which the fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

APPENDIX

Fidelity, Fidelity Investments & Pyramid Design, and Strategic Advisers are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

Fund	Ticker
Fidelity® Series Corporate Bond Fund	FHMFX

Fund of Fidelity Salem Street Trust

STATEMENT OF  ADDITIONAL INFORMATION

October 30, 2021

This statement of additional information (SAI) is not a prospectus. Portions of the fund's annual report are incorporated herein. The annual report is supplied with this SAI.

To obtain a free additional copy of the prospectus or SAI, dated October 30, 2021, or an annual report, please call Fidelity at 1-800-544-8544 or visit Fidelity’s web site at www.fidelity.com.

XBC-PTB-1021
1.9891230.104

245 Summer Street, Boston, MA 02210

INVESTMENT POLICIES AND LIMITATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING AND SELLING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACT
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT AGREEMENTS
SECURITIES LENDING
DESCRIPTION OF THE TRUST
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are the fund's fundamental investment limitations set forth in their entirety.

Diversification

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Senior Securities

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Fidelity Management & Research Company LLC (FMR) looks through to the U.S. Government securities.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market central fund, FMR looks through to the holdings of the central fund.

For purposes of the fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.

Real Estate

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Short Sales

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts, options, and swaps are not deemed to constitute selling securities short.

Margin Purchases

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

In addition to the fund's fundamental and non-fundamental investment limitations discussed above:

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

The following pages contain more detailed information about types of instruments in which the fund may invest, techniques the fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. The fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, the fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.

On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "an adviser" or "the adviser" may relate to the fund's adviser or a sub-adviser, as applicable.

Affiliated Bank Transactions. A Fidelity® fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Collateralized Loan Obligations (CLO) are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses. For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO trust typically have higher ratings and lower yields than their underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by a fund as illiquid securities, however an active dealer market may exist allowing them to qualify for Rule 144A transactions.

Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity® funds and other advisory clients only) shares of Fidelity® central funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity® funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees. The investment results of the portions of a Fidelity® fund's assets invested in the central funds will be based upon the investment results of those funds.

Commodity Futures Trading Commission (CFTC) Notice of Exclusion. The Adviser, on behalf of the Fidelity® fund to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. However, the CFTC has adopted certain rule amendments that significantly affect the continued availability of this exclusion, and may subject advisers to funds to regulation by the CFTC. As of the date of this SAI, the adviser does not expect to register as a CPO of the fund. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.

Disruption to Financial Markets and Related Government Intervention. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of events such as the 2008 economic downturn led the U.S. Government and other governments to take a number of then-unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments in unpredictable ways.

Similarly, widespread disease including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent a fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact a fund's ability to achieve its investment objective, and (iii) may exacerbate the risks discussed elsewhere in a fund’s registration statement, including political, social, and economic risks.

The value of a fund's portfolio is also generally subject to the risk of future local, national, or global economic or natural disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it remains uncertain that the U.S. Government or foreign governments will intervene in response to current or future market disturbances and the effect of any such future intervention cannot be predicted.

Dollar-Weighted Average Maturity is derived by multiplying the value of each security by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

Under certain circumstances, a fund may invest in nominally long-term securities that have maturity shortening features of shorter-term securities, and the maturities of these securities may be deemed to be earlier than their ultimate maturity dates by virtue of an existing demand feature or an adjustable interest rate. Under other circumstances, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. The maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

Duration is a measure of a bond's price sensitivity to a change in its yield. For example, if a bond has a 5-year duration and its yield rises 1%, the bond's value is likely to fall about 5%. Similarly, if a bond fund has a 5-year average duration and the yield on each of the bonds held by the fund rises 1%, the fund's value is likely to fall about 5%. For funds with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance will likely differ from the example.

Exposure to Foreign and Emerging Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, a fund's adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased investment or valuation risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes. Forward contracts not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying currency. All of these instruments and transactions are subject to the risk that the counterparty will default.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security denominated in a foreign currency is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used to protect a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also attempt to hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on an adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as an adviser anticipates. For example, if a currency's value rose at a time when a fund had hedged its position by selling that currency in exchange for dollars, the fund would not participate in the currency's appreciation. If a fund hedges currency exposure through proxy hedges, the fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if a fund increases its exposure to a foreign currency and that currency's value declines, the fund will realize a loss. Foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that a fund's hedging strategies will be ineffective. Moreover, it is impossible to precisely forecast the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expenses of such transaction), if an adviser's predictions regarding the movement of foreign currency or securities markets prove inaccurate.

A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. A fund will cover its exposure to foreign currency transactions with liquid assets in compliance with applicable requirements. There is no assurance that an adviser's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the fund to reduce foreign currency risk using such options.

Fund's Rights as an Investor. Fidelity® funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. A fund's proxy voting guidelines are included in its SAI.

Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). In addition, some currently available futures contracts are based on Eurodollars. Positions in Eurodollar futures reflect market expectations of forward levels of three-month London Interbank Offered Rate (LIBOR) rates. Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant, when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's net asset value per share (NAV). The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the futures commission merchant of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the futures commission merchant's other customers, potentially resulting in losses to the fund. A fund is also required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or OTC. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to a futures commission merchant as described above for futures contracts.

If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in price increases and, if a call writer does not hold the underlying instrument, a call writer's loss is theoretically unlimited.

Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), asset swaps (e.g., where parties combine the purchase or sale of a bond with an interest rate swap), total return swaps, and credit default swaps. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member futures commission merchant may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce the distinction.

A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which a fund is the protection seller, the fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the fund by the credit default protection buyer. Any loss would be offset by the premium payments the fund receives as the seller of credit default protection. This risk for cleared swaps is generally lower than for uncleared swaps since the counterparty is a clearinghouse, but there can be no assurance that a clearinghouse or its members will satisfy its obligations.

If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity® fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that a fund will be able to do so, a fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. A fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.

A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In order to cover its outstanding obligations to a swap counterparty, a fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.

Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.

Hybrid and Preferred Securities. A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.

The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.

Illiquid Investments

means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund. Illiquid securities may include (1) repurchase agreements maturing in more than seven days without demand/redemption features, (2) OTC options and certain other derivatives, (3) private placements, (4) securities traded on markets and exchanges with structural constraints, and (5) loan participations.

Under the supervision of the Board of Trustees, a Fidelity® fund's adviser classifies the liquidity of the fund's investments and monitors the extent of funds’ illiquid investments.

Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.

Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment’s liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund’s investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.

Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.

On August 5, 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States one level to "AA+" from "AAA." While Standard & Poor's Ratings Services affirmed the United States' short-term sovereign credit rating as "A-1+," there is no guarantee that Standard & Poor's Ratings Services will not decide to lower this rating in the future. Standard & Poor's Ratings Services stated that its decision was prompted by its view on the rising public debt burden and its perception of greater policymaking uncertainty. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by Standard & Poor's Ratings Services decisions to downgrade the long-term sovereign credit rating of the United States.

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.

Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Insolvency of Issuers, Counterparties, and Intermediaries.

Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.

As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.

If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a Fidelity® fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A Fidelity® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand. A fund may acquire loans by buying an assignment of all or a portion of the loan from a lender or by purchasing a loan participation from a lender or other purchaser of a participation.

Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Different types of assets may be used as collateral for a fund's loans and there can be no assurance that a fund will correctly evaluate the value of the assets collateralizing the fund's loans. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In any restructuring or bankruptcy proceedings relating to a borrower funded by a fund, a fund may be required to accept collateral with less value than the amount of the loan made by the fund to the borrower. Direct indebtedness of foreign countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Loans and other types of direct indebtedness (which a fund may originate, acquire or otherwise gain exposure to) may not be readily marketable and may be subject to restrictions on resale. Some indebtedness may be difficult to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a fund’s net asset value than if that value were based on readily available market quotations, and could result in significant variations in a fund’s daily share price. Some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

Direct lending and investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the lender/purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In the event of a default by the borrower, a fund may have difficulty disposing of the assets used as collateral for a loan. In addition, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest. Direct loans are typically not administered by an underwriter or agent bank. The terms of direct loans are negotiated with borrowers in private transactions. Direct loans are not publicly traded and may not have a secondary market.

A fund may seek to dispose of loans in certain cases, to the extent possible, through selling participations in the loan. In that case, a fund would remain subject to certain obligations, which may result in expenses for a fund and certain additional risks.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate lenders/purchasers, including a fund, to make additional cash payments on demand. These commitments may have the effect of requiring a lender/purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

In the process of originating, buying, selling and holding loans, a fund may receive and/or pay certain fees. These fees are in addition to the interest payments received and may include facility, closing or upfront fees, commitment fees and commissions. A fund may receive or pay a facility, closing or upfront fee when it buys or sells a loan. A fund may receive a commitment fee throughout the life of the loan or as long as the fund remains invested in the loan (in addition to interest payments) for any unused portion of a committed line of credit. Other fees received by the fund may include prepayment fees, covenant waiver fees, ticking fees and/or modification fees. Legal fees related to the originating, buying, selling and holding loans may also be borne by the fund (including legal fees to assess conformity of a loan investment with 1940 Act provisions).

When engaging in direct lending, if permitted, a fund’s performance may depend, in part, on the ability of the fund to originate loans on advantageous terms. A fund may compete with other lenders in originating and purchasing loans. Increased competition for, or a diminished available supply of, qualifying loans could result in lower yields on and/or less advantageous terms for such loans, which could reduce fund performance.

For a Fidelity® fund that limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

A fund may also obtain exposure to the lending activities described above indirectly through its investments in underlying Fidelity funds or other vehicles that may engage in such activities directly.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. Such analysis may focus on relative values based on factors such as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer, in an attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Low or Negative Yielding Securities. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including Japan and some European countries, are at or near historically low levels. Japan and those European countries have, from time to time, experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk for the markets as a whole and for the funds. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent a fund is exposed to such interest rates.

Mortgage Securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

On June 3, 2019, under the Federal Housing Finance Agency’s “Single Security Initiative”, Fannie Mae and Freddie Mac will start issuing uniform mortgage-backed securities (UMBS). UMBS will be eligible for delivery into the To-Be-Announced (TBA) market. Each UMBS will have a 55-day remittance cycle and can be used as collateral in either a Fannie Mae® or Freddie Mac® security or held for investment. Freddie Mac’s legacy TBA-eligible securities have a 45-day remittance cycle and will not be directly eligible for delivery in settlement of a UMBS trade. Freddie Mac will offer investors the opportunity to exchange outstanding legacy mortgage-backed securities for mirror UMBS with a 55-day remittance period. The exchange offer includes compensation for the 10-day delay in receipt of payments. A fund’s ability to invest in UMBS to the same degree that the fund currently invests in Fannie Mae and Freddie Mac mortgage-backed securities is uncertain.

While Fannie Mae and Freddie Mac have taken steps for a smooth transition to the issuance of UMBS, the effects of the issuance of UMBS on the mortgage-backed securities and TBA markets are uncertain and there may be factors that affect the timing of the transition to UMBS or the ability of market participants, including a fund, to adapt to the issuance of UMBS. A fund may need to consider the tax and accounting issues raised by investments in UMBS and/or the exchange of legacy Freddie Mac securities for UMBS. Additionally, there could be divergence in prepayment rates of UMBS issued by Fannie Mae and Freddie Mac, which could lead to differences in the prices of Fannie Mae- and Freddie Mac-issued UMBS if Fannie Mae and Freddie Mac fail to align programs, policies and practices that affect prepayments.

The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

A fund may seek to earn additional income by using a trading strategy (commonly known as "mortgage dollar rolls" or "reverse mortgage dollar rolls") that involves selling (or buying) mortgage securities, realizing a gain or loss, and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities that are permissible investments for the fund. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction, a fund is entitled to interest and principal payments on the securities purchased. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

Real Estate Investment Trusts (REITs). REITs issue debt securities to fund the purchase and/or development of commercial properties. The value of these debt securities may be affected by changes in the value of the underlying property owned by the trusts, the creditworthiness of the trusts, interest rates, and tax and regulatory requirements. REITs are dependent upon management skill and the cash flow generated by the properties owned by the trusts. REITs are at the risk of the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.

Restricted Securities (including Private Placements) are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities, including private placements of private and public companies, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage.

Securities Lending. A Fidelity® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate, National Financial Services LLC (NFS). Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity® fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.

The Fidelity® funds have retained agents, including NFS, an affiliate of the funds, to act as securities lending agent. If NFS acts as securities lending agent for a fund, it is subject to the overall supervision of the fund’s adviser, and NFS will administer the lending program in accordance with guidelines approved by the fund’s Trustees.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies,

including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.

A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, the Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.

Special Purpose Acquisition Companies (“SPACs”). A fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool money to seek potential acquisition opportunities. SPACs are collective investment structures formed to raise money in an initial public offering for the purpose of merging with or acquiring one or more operating companies (the “de-SPAC Transaction”). Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. In connection with a de-SPAC Transaction, the SPAC may complete a PIPE (private investment in public equity) offering with certain investors. A fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its de-SPAC Transaction.

Because SPACs do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. An investment in a SPAC is subject to a variety of risks, including that (i) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (ii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (iii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; (iv) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the fund believes is the SPAC interest’s intrinsic value; (v) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of shareholders; (vi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (vii) the warrants or other rights with respect to the SPAC held by a fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (viii) a fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; and (ix) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction.

Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold, but only pursuant to an effective registration statement or other exemption from registration. The securities issued by a SPAC, which are typically traded either in the over-the-counter market or on an exchange, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.

Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

Structured Securities (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.

Temporary Defensive Policies. Fidelity® Series Corporate Bond Fund reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.

Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.

If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the fund when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank account overnight. Any risks associated with such an account are investment risks of the fund. The fund faces the risk of loss of these balances if the bank becomes insolvent.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality, sometimes subject to a cap or floor on such rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. For purposes of determining the maximum maturity of a variable or floating rate security, a fund's adviser may take into account normal settlement periods.

In addition to other interbank offered rates (IBORs), the most common benchmark rate for floating rate securities is LIBOR, which is the rate of interest offered on short-term interbank deposits, as determined by trading between major international banks. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other IBORs were susceptible to manipulation. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of U.S. dollar overnight borrowings) and the Sterling Overnight Index Average rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). In March 2021, the United Kingdom’s Financial Conduct Authority and ICE Benchmark Authority formally announced the dates after which the LIBORs will no longer be representative and subsequently cease publication. Certain LIBOR settings will cease publication after the end of 2021. However, the publication of certain other LIBOR settings will continue through at least mid-2023. While various regulators and industry bodies are working globally on transitioning to alternative rates, there remains uncertainty regarding the future utilization of the IBORs and the transition to, and the nature of, replacement rates. As such, the effect of a transition away from the IBORs on a fund and the financial instruments in which it invests cannot yet be determined, and may depend on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts; (ii) the effect of new legislation relating to the discontinuation of LIBOR and the use of replacement rates, and (iii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Such transition may result in a reduction in the value of IBOR-based instruments held by a fund, a reduction in the effectiveness of certain hedging transactions and increased illiquidity and volatility in markets that currently rely on an IBOR to determine interest rates, any of which could adversely impact the fund’s performance.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

Under the Federal Housing Finance Agency’s “Single Security Initiative” intended to maximize liquidity for both Fannie Mae and Freddie Mac mortgage-backed securities in the TBA market, Fannie Mae and Freddie Mac expect to start issuing UMBS in place of their current separate offerings of TBA-eligible mortgage-backed securities. The effects of the issuance of UMBS on the TBA market are uncertain.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.

Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund’s service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund’s manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

While a fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

PORTFOLIO TRANSACTIONS

Orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Fidelity Management & Research Company LLC (FMR or the Adviser) pursuant to authority contained in the management contract. To the extent that the Adviser grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section. Furthermore, the sub-adviser's trading and associated policies, which may differ from the Adviser's policies, may apply to that fund, subject to applicable law.

The Adviser or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

The fund will not incur any commissions or sales charges when it invests in shares of mutual funds (including any underlying central funds), but it may incur such costs when it invests directly in other types of securities.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.

The Trustees of the fund periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

The Selection of Securities Brokers and Dealers

The Adviser or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) to place or execute the fund’s portfolio securities transactions. In selecting brokers, including affiliates of the Adviser, to execute the fund’s portfolio securities transactions, the Adviser or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to the Adviser’s or its affiliates’ overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund’s portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, the Adviser or its affiliates may choose to execute an order using ECNs, including broker-sponsored algorithms, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors include, but are not limited to, the following: price; costs; the size, nature and type of the order; the speed of execution; financial condition and reputation of the broker; broker specific considerations (e.g.; not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader’s assessment of whether and how closely the broker likely will follow the trader’s instructions to the broker; confidentiality and the potential for information leakage; the nature or existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.

In seeking best execution for portfolio securities transactions, the Adviser or its affiliates may from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. The Adviser or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. Occasionally the Adviser or its affiliates execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of the Adviser or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. The Adviser or its affiliates execute futures transactions verbally and electronically.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of the Adviser) that execute transactions for a fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to the Adviser or its affiliates.

Research Products and Services. These products and services may include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in video and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. The Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement the Adviser's or its affiliates' own research activities in providing investment advice to the fund.

Execution Services. In addition, when permissible under applicable law, brokerage and research products and services include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. Although the Adviser or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they may use commission dollars to obtain certain products or services that are not used exclusively in the Adviser's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, the Adviser or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").

Benefit to the Adviser. The Adviser's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. Therefore, an economic incentive exists for the Adviser or its affiliates to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on the Adviser’s or its affiliates’ funds interest in receiving most favorable execution. The Adviser and its affiliates manage the receipt of brokerage and research products and services and the potential for conflicts through its Commission Uses Program. The Commission Uses Program effectively “unbundles” commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. Those brokers have client commission arrangements (each a CCA) in place with the Adviser and its affiliates (each of those brokers referred to as CCA brokers). In selecting brokers for executing transactions on behalf of the fund, the trading desks through which the Adviser or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the CCA broker provides. Commissions paid to a CCA broker include both an execution commission and a research charge, and while the CCA broker receives the entire commission, it retains the execution commission and either credits or transmits the research portion (also known as “soft dollars,”) to a CCA pool maintained by each CCA broker. Soft dollar credits (credits) accumulated in CCA pools are used to pay research expenses. In some cases, the Adviser or its affiliates may request that a broker which is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid with credits from the CCA pool. The administration of brokerage and research products and services is managed separately from the trading desks, and traders have no responsibility for administering the research program, including the payment for research. The Adviser or its affiliates may use a third-party aggregator to facilitate payments to research providers. Where an aggregator is involved, the aggregator would maintain credits in an account that is segregated from the aggregator’s proprietary assets and the assets of its other clients and use those credits to pay research providers as instructed by the Adviser or its affiliates. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that the Adviser or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to the Adviser or its affiliates or have no explicit cost associated with them. In addition, the Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker’s overall services.

The Adviser's Decision-Making Process. In connection with the allocation of fund brokerage, the Adviser or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to the Adviser or its affiliates, viewed in terms of the particular transaction for the fund or the Adviser's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which the Adviser or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with the fund's brokerage may not benefit all funds and certain funds may receive the benefit of the brokerage and research product or services obtained with other funds’ commissions. As required under applicable laws or fund policy, commissions generated by certain funds may only be used to obtain certain brokerage and research products and services. As a result, certain funds may pay more proportionately of certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each fund continues to be allocated equitably. While the Adviser or its affiliates take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither the Adviser, its affiliates, nor the fund incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, for funds managed by the Adviser or its affiliates outside of the European Union or the United Kingdom, these brokerage and research products and services assist the Adviser or its affiliates in terms of their overall investment responsibilities to the fund or any other investment companies and investment accounts for which the Adviser or its affiliates may have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by the Adviser or its affiliates, and not every fund or investment account uses the brokerage and research products and services that may have been acquired through that fund’s commissions.

Research Contracts. The Adviser or its affiliates have arrangements with certain third-party research providers and brokers through whom the Adviser or its affiliates effect fund trades, whereby the Adviser or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, the Adviser or its affiliates may still cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to the Adviser or its affiliates, or that may be available from another broker. The Adviser's or its affiliates' determination to pay for research products and services separately is wholly voluntary on the Adviser's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Funds Managed within the European Union. The Adviser and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as “MiFID II”, as implemented in the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the FCA), where applicable.

Funds, or portions thereof, that are managed within the United Kingdom by FMR Investment Management (UK) Limited (FMR UK) use research payment accounts (RPAs) to cover costs associated with equity and high income external research that is consumed by those funds or investment accounts in accordance with MiFID II and FCA regulations. With RPAs, funds pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission1. For funds that use an RPA, FMR UK establishes a research budget. The budget is set by first grouping funds or investment accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union or the United Kingdom. In this regard, research budgets are set by research needs and are not otherwise linked to the volume or value of transactions executed on behalf of the fund or investment account. For funds where portions are managed both within and outside of the United Kingdom, external research may be paid using both a CCA and an RPA. Determinations of what is eligible research and how costs are allocated are made in accordance with the Adviser’s and its affiliates’ policies and procedures. Costs for research consumed by funds that use an RPA will be allocated among the funds or investment accounts within defined strategies pro rata based on the assets under management for each fund or investment account. While the research charge paid on behalf of any one fund that uses an RPA varies over time, the overall research charge determined at the fund level on an annual basis will not be exceeded.

FMR UK is responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets will be maintained in accounts at a third-party depository institution, held in the name of FMR UK. FMR UK provides on request, a summary of: (i) the providers paid from the RPA; (ii) the total amount they were paid over a defined period; (iii) the benefits and services received by FMR UK; and (iv) how the total amount spent from the RPA compares to the research budget set for that period, noting any rebate or carryover if residual funds remain in the RPA.

Impacted funds, like those funds that participate in CCA pools, may make payments to a broker that include both an execution commission and a research charge, but unlike CCAs (for which research charges may be retained by the CCA broker and credited to the CCA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA are used to satisfy external research costs consumed by the funds.

If the costs of paying for external research exceed the amount initially agreed in relation to funds in a given strategy, the Adviser or its affiliates may continue to charge those funds or investment accounts beyond the initially agreed amount in accordance with MiFID II, continue to acquire external research for the funds or investment accounts using its own resources, or cease to purchase external research for those funds or investment accounts until the next annual research budget. If assets for specific funds remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year’s research charges for those funds or rebated to those funds.

Funds managed by FMR UK that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FMR UK and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMR UK portfolio managers that manage fixed income funds or investment accounts in any manner inconsistent with MiFID II and FCA regulations.

1The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would be permissible under Section 28(e) of the Securities Exchange Act of 1934 by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage products and services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered "commissions" for Section 28(e) purposes.

Commission Recapture

From time to time, the Adviser or its affiliates engages in brokerage transactions with brokers (who are not affiliates of the Adviser) who have entered into arrangements with the Adviser or its affiliates under which the broker may rebate a portion of the compensation paid by a fund (commission recapture). Not all brokers with whom the fund trades have been asked to participate in brokerage commission recapture.

Affiliated Transactions

The Adviser or its affiliates place trades with certain brokers, including NFS, through its Fidelity Capital Markets (FCM) division, and Luminex Trading & Analytics LLC (Luminex), with whom they are under common control or otherwise affiliated, provided the Adviser or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the fund and subject to other applicable law. In addition, from time to time, the Adviser or its affiliates place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent.

Trades may be executed through alternative trading systems or national securities exchanges in which the Adviser or its affiliates have an interest. Any decision to execute a trade through an alternative trading system or exchange in which the Adviser or its affiliates have an interest would be made in accordance with applicable law, including best execution obligations. For trades placed on such a system or exchange, not limited to ones in which the Adviser or its affiliates may have an ownership interest, the Adviser or its affiliates may benefit in the form of increased valuation(s) of its equity interest, where it has an ownership interest, or other remuneration, including rebates.

The Trustees of the fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

Non-U.S. Securities Transactions

To facilitate trade settlement and related activities in non-U.S. securities transactions, the Adviser or its affiliates effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions are effected on behalf of funds by parties other than the Adviser or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.

Trade Allocation

Although the Trustees and officers of the fund are substantially the same as those of certain other Fidelity® funds, investment decisions for the fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by the Adviser to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.

Commissions Paid A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

The following table shows the fund's portfolio turnover rate for the fiscal periods ended August 31, 2021 and 2020. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Adviser's investment outlook, as well as changes in mortgage dollar roll transaction volume.

Turnover Rates	2021	2020
Fidelity® Series Corporate Bond Fund	38%	37%

During the fiscal year ended August 31, 2021, the fund held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by the fund as of the fiscal year ended August 31, 2021.

Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
Fidelity® Series Corporate Bond Fund	Bank of America Corp.	$ 6,705,790
	Barclays PLC	$ 1,850,498
	Citigroup, Inc.	$ 6,405,723
	Credit Suisse Group	$ 4,192,313
	Deutsche Bank AG	$ 3,605,202
	Goldman Sachs Group, Inc.	$ 2,887,404
	JPMorgan Chase & Co.	$ 3,967,445
	Morgan Stanley	$ 4,261,756

For the fiscal years ended August 31, 2021, 2020, and 2019, the fund paid no brokerage commissions.

During the fiscal year ended August 31, 2021, the fund paid no brokerage commissions to firms for providing research or brokerage services.

During the twelve-month period ended June 30, 2021, the fund did not allocate brokerage commissions to firms for providing research or brokerage services.

VALUATION

The NAV is the value of a single share. NAV is computed by adding the value of a fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Board of Trustees has ultimate responsibility for pricing, but has delegated day-to-day valuation responsibilities to FMR. FMR has established the FMR Fair Value Committee (the Committee) to fulfill these responsibilities.

Shares of open-end investment companies (including any underlying central funds) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies.

Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying central fund, are valued as follows:

Most equity securities are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.

Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.

Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.

Prices described above are obtained from pricing services that have been approved by the Board of Trustees. A number of pricing services are available and the funds may use more than one of these services. The funds may also discontinue the use of any pricing service at any time. The fund's adviser engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.

Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.

Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading.

In determining the fair value of a private placement security for which market quotations are not available, the Committee generally applies one or more valuation methods including the market approach, income approach and cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The fund's adviser reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the fund’s investments and ratifies the fair value determinations of the Committee.

BUYING AND SELLING INFORMATION

The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.

The fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. The fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES

Dividends. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders or the long-term capital gains tax rates available to individuals. Short-term capital gains are taxable at ordinary income tax rates. A portion of the fund's dividends may be exempt from state and local taxation to the extent that they are derived from certain U.S. Government securities and meet certain requirements. Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).

Capital Gain Distributions. Unless your shares of the fund are held in a tax-advantaged retirement plan, the fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

Returns of Capital. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold in taxable accounts.

Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by the fund with respect to foreign securities held directly by the fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by the fund. Because the fund does not currently anticipate that securities of foreign issuers or underlying regulated investment companies will constitute more than 50% of its total assets at the end of its fiscal year, or fiscal quarter, respectively, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 178 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

* Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Standing Committees of the Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has four standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Kenneally currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates, including matters involving potential claims of one or more funds (e.g. for reimbursements of expenses or losses) against FMR, and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds' Chief Compliance Officer (CCO). The committee (i) serves as a primary point of contact (generally after the Independent Trustee who serves as a liaison for the CCO) for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO's compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO. During the fiscal year ended August 31, 2021, the committee held 12 meeting(s).

The Audit Committee is composed of all of the Independent Trustees, with Ms. Acton currently serving as Chair. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair or a majority of committee members. The committee meets separately, at least annually, with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds' outside auditors, and with the funds' CCO. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process from the funds' Treasurer and outside auditors and will oversee the resolution of any disagreements concerning financial reporting among applicable parties. The committee will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' outside auditor, internal audit personnel of FMR LLC and legal counsel, as appropriate, matters related to the audits of the funds' financial statements. The committee will discuss regularly and oversee the review of the internal controls of the funds and their service providers with respect to accounting, financial matters and risk management programs related to the funds. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended August 31, 2021, the committee held four meeting(s).

The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Murray currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee reviews and approves annually Fair Value Committee Policies recommended by the FMR Fair Value Committee and oversees particular valuations or fair valuation methodologies employed by the FMR Fair Value Committee as circumstances may require. The Committee also reviews actions taken by the FMR Fair Value Committee. The Committee does not oversee the day-to-day operational aspects of the valuation and calculation of the net asset value of the funds, which have been delegated to the FMR Fair Value Committee and Fidelity Service Company, Inc. (FSC). During the fiscal year ended August 31, 2021, the committee held six meeting(s).

The Governance and Nominating Committee is composed of Messrs. Kenneally (Chair) and Gartland (Vice Chair), and Ms. Acton. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It monitors the performance of legal counsel employed by both the funds and the Independent Trustees. The committee will engage and oversee any counsel utilized by the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee also approves Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee oversees compliance with the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee reviews the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "recommended practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended August 31, 2021, the committee held ten meeting(s).

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2020.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	JonathanChiel	Abigail P.Johnson	JenniferToolin McAuliffe
Fidelity® Series Corporate Bond Fund	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000

Independent Trustees
DOLLAR RANGE OF FUND SHARES	Elizabeth S.Acton	Ann E.Dunwoody	JohnEngler	Robert F.Gartland
Fidelity® Series Corporate Bond Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Arthur E.Johnson	Michael E.Kenneally	Marie L.Knowles	Mark A.Murray
Fidelity® Series Corporate Bond Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended August 31, 2021, or calendar year ended December 31, 2020, as applicable.

Compensation Table(1)
AGGREGATE COMPENSATION FROM A FUND	Elizabeth S.Acton	Ann E.Dunwoody	JohnEngler	Robert F.Gartland
Fidelity® Series Corporate Bond Fund	$85	$78	$78	$81
TOTAL COMPENSATION FROM THE FUND COMPLEX(2)	$513,000	$471,500	$471,500	$484,000
AGGREGATE COMPENSATION FROM A FUND	Robert W.Helm(3)	Arthur E.Johnson	Michael E.Kenneally	Marie L.Knowles
Fidelity® Series Corporate Bond Fund	$26	$98	$89	$84
TOTAL COMPENSATION FROM THE FUND COMPLEX(2)	--	$584,000	$534,000	$498,500
AGGREGATE COMPENSATION FROM A FUND	Mark A.Murray
Fidelity® Series Corporate Bond Fund	$78
TOTAL COMPENSATION FROM THE FUND COMPLEX(2)	$471,500

(1) Jonathan Chiel, Abigail P. Johnson, and Jennifer Toolin McAuliffe are interested persons and are compensated by Fidelity.

(2) Reflects compensation received for the calendar year ended December 31, 2020 for 280 funds of 31 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Elizabeth S. Acton, $120,000; Ann E. Dunwoody, $245,099; Robert F. Gartland, $180,000; Michael E. Kenneally $120,000; and Mark A. Murray, $245,099.

(3) Mr. Helm serves as a Member of the Advisory Board of Fidelity Salem Street Trust effective June 1, 2021.

As of August 31, 2021, 100% of the fund's total outstanding shares was held by Fidelity® funds and Fidelity managed 529 plans, as applicable. As of August 31, 2021, the Trustees, Members of the Advisory Board (if any), and officers of the fund owned, in the aggregate, less than 1% of each class's total outstanding shares, with respect to the fund.

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, FMR UK, Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

FMR, FMR UK, FMR H.K., FMR Japan, Fidelity Distributors Company LLC (FDC), and the fund have adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees' fiduciary responsibilities regarding the fund, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the code of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.

MANAGEMENT CONTRACT

The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and compensates all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. Under the terms of the fund's management contract, FMR or an affiliate is responsible for payment of all expenses involved in the operation of the fund, including all expenses allocable at the fund level, except the following: (i) transfer agent fees, Rule 12b-1 fees and other expenses allocable at the class level; (ii) interest and taxes; (iii) costs in connection with the purchase or sale of securities and other investment instruments; (iv) fees and expenses of the trust’s Trustees other than those who are “interested persons” of the trust or of FMR; (v) custodian fees and expenses; (vi) expenses of printing and mailing proxy materials to shareholders of the fund; (vii) all other expenses incidental to holding meetings of the fund’s shareholders, including proxy solicitations therefor; and (viii) such non-recurring and/or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the trust’s Trustees and officers with respect thereto. The fund shall pay its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable.

Management Fee.

The fund does not pay a management fee to FMR for the services rendered.

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns and yield, and repayment of the reimbursement will decrease returns and yield.

Sub-Advisers - FMR UK, FMR H.K., and FMR Japan. On behalf of the fund, FMR has entered into sub-advisory agreements with FMR H.K. and FMR Japan. On behalf of the fund, FMR has entered into a sub-advisory agreement with FMR UK. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services). FMR or an affiliate, and not the fund, pays the sub-advisers.

Matthew Bartlett is co-manager of Fidelity® Series Corporate Bond Fund and receives compensation for those services. David Prothro is co-manager of Fidelity® Series Corporate Bond Fund and receives compensation for those services. Jay Small is co-manager of Fidelity® Series Corporate Bond Fund and receives compensation for those services. Dr. Ben Tarlow is co-manager of Fidelity® Series Corporate Bond Fund and receives compensation for those services. As of August 31, 2021, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager’s base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other FMR taxable bond funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portion of each portfolio manager’s bonus that is linked to the investment performance of Fidelity® Series Corporate Bond Fund is based on the pre-tax investment performance of the fund measured against the Bloomberg U.S. Credit Bond Index. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. A portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients’) respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FMR or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR’s and its affiliates’ client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.

A conflict of interest situation is presented when FMR or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FMR investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FMR for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FMR has adopted policies and procedures and maintains a compliance program designed to help manage such actual and potential conflicts of interest.

The following table provides information relating to other accounts managed by Mr. Bartlett as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	10	26
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$4,331	$10,915	$14,909
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

*Includes Fidelity® Series Corporate Bond Fund ($441 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Series Corporate Bond Fund beneficially owned by Mr. Bartlett was none.

The following table provides information relating to other accounts managed by Mr. Prothro as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	4	15
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$4,198	$5,116	$5,747
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

*Includes Fidelity® Series Corporate Bond Fund ($441 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Series Corporate Bond Fund beneficially owned by Mr. Prothro was none.

The following table provides information relating to other accounts managed by Mr. Small as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	4	8	25
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$4,209	$10,589	$13,780
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

*Includes Fidelity® Series Corporate Bond Fund ($441 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Series Corporate Bond Fund beneficially owned by Mr. Small was none.

The following table provides information relating to other accounts managed by Dr. Tarlow as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	3	8	28
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$4,198	$10,589	$14,798
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

*Includes Fidelity® Series Corporate Bond Fund ($441 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Series Corporate Bond Fund beneficially owned by Dr. Tarlow was none.

PROXY VOTING GUIDELINES

Fidelity® Funds' Proxy Voting Guidelines

I. Introduction

These guidelines are intended to help Fidelity’s customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 70 years. In particular, these guidelines are animated by two fundamental principles: 1) putting first the long-term interests of our customers and fund shareholders; and 2) investing in companies that share our approach to creating value over the long-term. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.

In evaluating proxies, we recognize that companies can conduct themselves in ways that have important environmental and social consequences. While Fidelity always remains focused on maximizing long-term shareholder value, we also consider potential environmental, social and governance (ESG) impacts that we believe are material to individual companies and investing funds' investment objectives and strategies.

Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.

II. Board of Directors and Corporate Governance

Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders’ rights. The following general guidelines are intended to reflect these proxy voting principles.

A. Election of Directors

Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.

Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:

1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.

2. There are no women on the board or if a board of ten or more members has fewer than two women directors.

3. The director is a public company CEO who sits on more than two unaffiliated public company boards.

Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:

1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.

3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.

B. Contested Director Elections

On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds’ assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:

1. Management’s track record and strategic plan for enhancing shareholder value;

2. The long-term performance of the company compared to its industry peers; and

3. The qualifications of the shareholder’s and management’s nominees.

Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.

C. Cumulative Voting Rights

Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.

D. Classified Boards

A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board’s adoption of a classified board structure and support declassification of existing boards.

E. Independent Chairperson

In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.

F. Majority Voting in Director Elections

In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company’s board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.

G. Proxy Access

Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company’s proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company’s shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.

H. Indemnification of Directors and Officers

In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).

III. Compensation

Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.

A. Equity Compensation Plans

Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:

1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate (“burn rate”) considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.

2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.

3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

As to stock option plans, considerations include the following:

1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

2. Re-pricing: An “out-of-the-money” (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.

Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:

1. Whether the proposal excludes senior management and directors;

2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3. The company's relative performance compared to other companies within the relevant industry or industries;

4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.

B. Employee Stock Purchase Plans

These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing “best practices” in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.

IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote

Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:

- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;

- The alignment of executive compensation and company performance relative to peers; and

- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.

A. Compensation Committee

Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.

Fidelity will oppose the election of directors on the compensation committees if:

1. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.

2. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:

a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or

b) Adopted or extended a golden parachute.

B. Executive Severance Agreements

Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as “golden parachutes.” Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

V. Environmental and Social Issues

Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate environmental and social issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund's investment objective and strategies.

Fidelity generally considers management’s recommendation and current practice when voting on shareholder proposals concerning environmental or social issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Therefore, Fidelity may support shareholder proposals that request additional disclosures from companies regarding environmental or social issues, including where it believes that the proposed disclosures could provide meaningful information to the investment management process without unduly burdening the company. This means that Fidelity may support shareholder proposals calling for reports on sustainability, renewable energy, and environmental impact issues. Fidelity also may support proposals on issues in other areas, including but not limited to equal employment, board diversity and workforce diversity.

VI. Anti-Takeover Provisions and Shareholders Rights Plans

Fidelity generally will oppose a proposal to adopt an anti-takeover provision.

Anti-takeover provisions include:

- classified boards;

- “blank check” preferred stock (whose terms and conditions may be expressly determined by the company’s board, for example, with differential voting rights);

- golden parachutes;

- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);

- poison pills;

- restricting the right to call special meetings;

- provisions restricting the right of shareholders to set board size; and

- any other provision that eliminates or limits shareholder rights.

A. Shareholders Rights Plans (“poison pills”)

Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.

Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:

1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;

2. Is integral to a business strategy that is expected to result in greater value for the shareholders;

3. Requires shareholder approval to be reinstated upon expiration or if amended;

4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and

5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.

Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.

B. Shareholder Ability to Call a Special Meeting

Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.

C. Shareholder Ability to Act by Written Consent

Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.

D. Supermajority Shareholder Vote Requirement

Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

VII. Anti-Takeover Provisions and Director Elections

Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.

Fidelity will consider supporting the election of directors with respect to poison pills if:

- All of the poison pill’s features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.

- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.

- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

VIII. Capital Structure and Incorporation

These guidelines are designed to protect shareholders’ value in the companies in which the Fidelity funds invest. To the extent a company’s management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.

A. Increases in Common Stock

Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.

In the case of REITs, however, Fidelity will oppose a provision to increase the REIT’s authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.

B. Multi-Class Share Structures

Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

C. Incorporation or Reincorporation in another State or Country

Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

IX. Shares of Fidelity Funds, ETFs, or other non-Fidelity Mutual Funds and ETFs

When a Fidelity fund invests in an underlying Fidelity fund with public shareholders, an exchange traded fund (ETF), or fund that is not affiliated, Fidelity will vote in the same proportion as all other voting shareholders of the underlying fund (this is known as “echo voting”). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals.

X. Foreign Markets

Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.

XI. Securities on Loan

Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.

XII. Avoiding Conflicts of Interest

Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.

Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.

XIII. Conclusion

Since its founding more than 70 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.

Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.

Glossary

• Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.

- For a large-capitalization company, burn rate higher than 1.5%.

- For a small-capitalization company, burn rate higher than 2.5%.

- For a micro-capitalization company, burn rate higher than 3.5%.

• Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

• Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.

• Micro-capitalization company means a company with market capitalization under US $300 million.

• Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.

• Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

The fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved a Distribution and Service Plan with respect to shares of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows shares of the fund and/or FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.

The Plan adopted for the fund is described in the prospectus.

Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, the Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for shares of the fund.

Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by shares of the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

FDC or an affiliate may compensate, or upon direction make payments for certain retirement plan expenses to intermediaries. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, and other factors. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. Certain of the payments described above may be significant to an intermediary. As permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

The fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for providing recordkeeping and administrative services to plan participants or for providing other services to retirement plans. Please see "Transfer and Service Agent Agreements" in this statement of additional information (SAI) for more information.

FDC or an affiliate may also make payments to banks, broker-dealers and other service-providers (who may be affiliated with FDC) for distribution-related activities and/or shareholder services. If you have purchased shares of the fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund over others offered by competing fund families, or retirement plan sponsors may take these payments into account when deciding whether to include a fund as a plan investment option.

TRANSFER AND SERVICE AGENT AGREEMENTS

The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.

For providing transfer agency services, FIIOC receives no fees from the fund.

FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

The fund has entered into a service agent agreement with FSC, an affiliate of FMR (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives no fee from the fund.

FMR bears the cost of pricing and bookkeeping services under the terms of its management contract with the fund.

SECURITIES LENDING

During the fiscal year, the securities lending agent, or the investment adviser (where the fund does not use a securities lending agent) monitors loan opportunities for the fund, negotiates the terms of the loans with borrowers, monitors the value of securities on loan and the value of the corresponding collateral, communicates with borrowers and the fund's custodian regarding marking to market the collateral, selects securities to be loaned and allocates those loan opportunities among lenders, and arranges for the return of the loaned securities upon the termination of the loan. Income and fees from securities lending activities for the fiscal year ended August 31, 2021, are shown in the following table:

Security Lending Activities	Fund(s)
Fidelity® Series Corporate Bond Fund(1)
Gross income from securities lending activities	$0
Fees paid to securities lending agent from a revenue split	0
Administrative fees	0
Rebate (paid to borrower)	0
Other fees not included in the revenue split (lending agent fees to NFS)	0
Aggregate fees/compensation for securities lending activities	0
Net income from securities lending activities	0

(1) The fund did not lend securities during the year.

A fund does not pay cash collateral management fees, separate indemnification fees, or other fees not reflected above.

DESCRIPTION OF THE TRUST

Trust Organization. Fidelity® Series Corporate Bond Fund is a fund of Fidelity Salem Street Trust, an open-end management investment company created under an initial declaration of trust dated September 5, 1984. The Trustees are permitted to create additional funds in the trust and to create additional classes of the fund.

The assets of the trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.

Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

Voting Rights. Each fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. State Street Bank and Trust Company, 1 Lincoln Street, Boston, Massachusetts, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York Mellon, headquartered in New York, also may serve as special purpose custodian of certain assets in connection with repurchase agreement transactions. From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR or an affiliate. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of the fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, independent registered public accounting firm, and its affiliates, audits financial statements for the fund and provides other audit, tax, and related services.

FUND HOLDINGS INFORMATION

The fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.

The fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after month-end).

Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.

The fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of the fund’s portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of the fund.

FMR’s Disclosure Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity fund prior to such fund’s public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.

Disclosure of non-public portfolio holdings information for a Fidelity fund’s portfolio may only be provided pursuant to the guidelines below.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: the fund's trustees; the fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by the fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by FMR, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Standard & Poor's Ratings Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day); and Bloomberg, L.P. (full holdings daily, on the next business day).

FMR, its affiliates, or the fund will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the fund's SAI.

There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

FINANCIAL STATEMENTS

The fund's financial statements and financial highlights for the fiscal year ended August 31, 2021, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies (such as central funds or other underlying funds) in which the fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

APPENDIX

Fidelity and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

Fund	Ticker
Fidelity® Series Bond Index Fund	FIFZX

Fund of Fidelity Salem Street Trust

STATEMENT OF  ADDITIONAL INFORMATION

October 30, 2021

This statement of additional information (SAI) is not a prospectus. Portions of the fund's annual report are incorporated herein. The annual report is supplied with this SAI.

To obtain a free additional copy of the prospectus or SAI, dated October 30, 2021, or an annual report, please call Fidelity at 1-800-544-8544 or visit Fidelity’s web site at www.fidelity.com.

SBX-PTB-1021
1.9892974.103

245 Summer Street, Boston, MA 02210

INVESTMENT POLICIES AND LIMITATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING AND SELLING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACT
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT AGREEMENTS
SECURITIES LENDING
DESCRIPTION OF THE TRUST
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are the fund's fundamental investment limitations set forth in their entirety.

Diversification

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Senior Securities

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

The fund will invest more than 25% of its total assets in securities of issuers in a particular industry to approximately the same extent that the fund’s index concentrates in the securities of issuers in a particular industry.

For purposes of the fund's concentration limitation discussed above, securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities are not considered to be issued by members of any industry.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Fidelity Management & Research Company LLC (FMR) looks through to the U.S. Government securities.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market central fund, FMR looks through to the holdings of the central fund.

For purposes of the fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.

Real Estate

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Short Sales

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, except for sales of to be announced (TBA) securities, and provided that transactions in futures contracts, options, and swaps are not deemed to constitute selling securities short.

Margin Purchases

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of the fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

In addition to the fund's fundamental and non-fundamental investment limitations discussed above:

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

The following pages contain more detailed information about types of instruments in which the fund may invest, techniques the fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. The fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, the fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.

On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "an adviser" or "the adviser" may relate to the fund's adviser or a sub-adviser, as applicable.

Affiliated Bank Transactions. A Fidelity® fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Collateralized Loan Obligations (CLO) are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses. For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO trust typically have higher ratings and lower yields than their underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by a fund as illiquid securities, however an active dealer market may exist allowing them to qualify for Rule 144A transactions.

Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity® funds and other advisory clients only) shares of Fidelity® central funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity® funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees. The investment results of the portions of a Fidelity® fund's assets invested in the central funds will be based upon the investment results of those funds.

Commodity Futures Trading Commission (CFTC) Notice of Exclusion. The Adviser, on behalf of the Fidelity® fund to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to the fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. However, the CFTC has adopted certain rule amendments that significantly affect the continued availability of this exclusion, and may subject advisers to funds to regulation by the CFTC. As of the date of this SAI, the adviser does not expect to register as a CPO of the fund. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.

Disruption to Financial Markets and Related Government Intervention. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of events such as the 2008 economic downturn led the U.S. Government and other governments to take a number of then-unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments in unpredictable ways.

Similarly, widespread disease including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent a fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact a fund's ability to achieve its investment objective, and (iii) may exacerbate the risks discussed elsewhere in a fund’s registration statement, including political, social, and economic risks.

The value of a fund's portfolio is also generally subject to the risk of future local, national, or global economic or natural disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it remains uncertain that the U.S. Government or foreign governments will intervene in response to current or future market disturbances and the effect of any such future intervention cannot be predicted.

Dollar-Weighted Average Maturity is derived by multiplying the value of each security by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

Under certain circumstances, a fund may invest in nominally long-term securities that have maturity shortening features of shorter-term securities, and the maturities of these securities may be deemed to be earlier than their ultimate maturity dates by virtue of an existing demand feature or an adjustable interest rate. Under other circumstances, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. The maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

Duration is a measure of a bond's price sensitivity to a change in its yield. For example, if a bond has a 5-year duration and its yield rises 1%, the bond's value is likely to fall about 5%. Similarly, if a bond fund has a 5-year average duration and the yield on each of the bonds held by the fund rises 1%, the fund's value is likely to fall about 5%. For funds with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance will likely differ from the example.

Exposure to Foreign and Emerging Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, a fund's adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

The risks of foreign investing may be magnified for investments in emerging markets, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

Fund's Rights as an Investor. Fidelity® funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. A fund's proxy voting guidelines are included in its SAI.

Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

Fidelity® Series Bond Index Fund will not: (a) sell futures contracts, purchase put options, write call options, or enter into swap agreements if, as a result, more than 25% of the fund's total assets would be hedged with futures and/or options and/or swap agreements under normal conditions; (b) purchase futures contracts, write put options, or enter into swap agreements (other than swaps entered into for hedging purposes under (a)) if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options plus the notional amount of any such swaps would exceed 25% of its total assets under normal conditions; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to structured notes.

The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). In addition, some currently available futures contracts are based on Eurodollars. Positions in Eurodollar futures reflect market expectations of forward levels of three-month London Interbank Offered Rate (LIBOR) rates. Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant, when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's net asset value per share (NAV). The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the futures commission merchant of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the futures commission merchant's other customers, potentially resulting in losses to the fund. A fund is also required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or over-the-counter (OTC). The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to a futures commission merchant as described above for futures contracts.

If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in price increases and, if a call writer does not hold the underlying instrument, a call writer's loss is theoretically unlimited.

Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), asset swaps (e.g., where parties combine the purchase or sale of a bond with an interest rate swap), total return swaps, and credit default swaps. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member futures commission merchant may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce the distinction.

A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which a fund is the protection seller, the fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the fund by the credit default protection buyer. Any loss would be offset by the premium payments the fund receives as the seller of credit default protection. This risk for cleared swaps is generally lower than for uncleared swaps since the counterparty is a clearinghouse, but there can be no assurance that a clearinghouse or its members will satisfy its obligations.

If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity® fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that a fund will be able to do so, a fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. A fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.

A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In order to cover its outstanding obligations to a swap counterparty, a fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.

Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.

Hybrid and Preferred Securities. A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.

The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.

Illiquid Investments

means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund. Illiquid securities may include (1) repurchase agreements maturing in more than seven days without demand/redemption features, (2) OTC options and certain other derivatives, (3) private placements, (4) securities traded on markets and exchanges with structural constraints, and (5) loan participations.

Under the supervision of the Board of Trustees, a Fidelity® fund's adviser classifies the liquidity of the fund's investments and monitors the extent of funds’ illiquid investments.

Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.

Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment’s liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund’s investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.

Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.

On August 5, 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States one level to "AA+" from "AAA." While Standard & Poor's Ratings Services affirmed the United States' short-term sovereign credit rating as "A-1+," there is no guarantee that Standard & Poor's Ratings Services will not decide to lower this rating in the future. Standard & Poor's Ratings Services stated that its decision was prompted by its view on the rising public debt burden and its perception of greater policymaking uncertainty. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by Standard & Poor's Ratings Services decisions to downgrade the long-term sovereign credit rating of the United States.

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.

Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Insolvency of Issuers, Counterparties, and Intermediaries.

Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.

As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.

If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a Fidelity® fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A Fidelity® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Low or Negative Yielding Securities. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including Japan and some European countries, are at or near historically low levels. Japan and those European countries have, from time to time, experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk for the markets as a whole and for the funds. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent a fund is exposed to such interest rates.

Mortgage Securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

On June 3, 2019, under the Federal Housing Finance Agency’s “Single Security Initiative”, Fannie Mae and Freddie Mac will start issuing uniform mortgage-backed securities (UMBS). UMBS will be eligible for delivery into the To-Be-Announced (TBA) market. Each UMBS will have a 55-day remittance cycle and can be used as collateral in either a Fannie Mae® or Freddie Mac® security or held for investment. Freddie Mac’s legacy TBA-eligible securities have a 45-day remittance cycle and will not be directly eligible for delivery in settlement of a UMBS trade. Freddie Mac will offer investors the opportunity to exchange outstanding legacy mortgage-backed securities for mirror UMBS with a 55-day remittance period. The exchange offer includes compensation for the 10-day delay in receipt of payments. A fund’s ability to invest in UMBS to the same degree that the fund currently invests in Fannie Mae and Freddie Mac mortgage-backed securities is uncertain.

While Fannie Mae and Freddie Mac have taken steps for a smooth transition to the issuance of UMBS, the effects of the issuance of UMBS on the mortgage-backed securities and TBA markets are uncertain and there may be factors that affect the timing of the transition to UMBS or the ability of market participants, including a fund, to adapt to the issuance of UMBS. A fund may need to consider the tax and accounting issues raised by investments in UMBS and/or the exchange of legacy Freddie Mac securities for UMBS. Additionally, there could be divergence in prepayment rates of UMBS issued by Fannie Mae and Freddie Mac, which could lead to differences in the prices of Fannie Mae- and Freddie Mac-issued UMBS if Fannie Mae and Freddie Mac fail to align programs, policies and practices that affect prepayments.

The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

A fund may seek to earn additional income by using a trading strategy (commonly known as "mortgage dollar rolls" or "reverse mortgage dollar rolls") that involves selling (or buying) mortgage securities, realizing a gain or loss, and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities that are permissible investments for the fund. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction, a fund is entitled to interest and principal payments on the securities purchased. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

Real Estate Investment Trusts (REITs). REITs issue debt securities to fund the purchase and/or development of commercial properties. The value of these debt securities may be affected by changes in the value of the underlying property owned by the trusts, the creditworthiness of the trusts, interest rates, and tax and regulatory requirements. REITs are dependent upon management skill and the cash flow generated by the properties owned by the trusts. REITs are at the risk of the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.

Restricted Securities (including Private Placements) are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities, including private placements of private and public companies, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage.

Securities Lending. A Fidelity® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate, National Financial Services LLC (NFS). Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity® fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.

The Fidelity® funds have retained agents, including NFS, an affiliate of the funds, to act as securities lending agent. If NFS acts as securities lending agent for a fund, it is subject to the overall supervision of the fund’s adviser, and NFS will administer the lending program in accordance with guidelines approved by the fund’s Trustees.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies,

including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.

A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, the Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.

Special Purpose Acquisition Companies (“SPACs”). A fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool money to seek potential acquisition opportunities. SPACs are collective investment structures formed to raise money in an initial public offering for the purpose of merging with or acquiring one or more operating companies (the “de-SPAC Transaction”). Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. In connection with a de-SPAC Transaction, the SPAC may complete a PIPE (private investment in public equity) offering with certain investors. A fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its de-SPAC Transaction.

Because SPACs do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. An investment in a SPAC is subject to a variety of risks, including that (i) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (ii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (iii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; (iv) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the fund believes is the SPAC interest’s intrinsic value; (v) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of shareholders; (vi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (vii) the warrants or other rights with respect to the SPAC held by a fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (viii) a fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; and (ix) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction.

Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold, but only pursuant to an effective registration statement or other exemption from registration. The securities issued by a SPAC, which are typically traded either in the over-the-counter market or on an exchange, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.

Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

Structured Securities (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.

Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.

If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the fund when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank account overnight. Any risks associated with such an account are investment risks of the fund. The fund faces the risk of loss of these balances if the bank becomes insolvent.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality, sometimes subject to a cap or floor on such rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. For purposes of determining the maximum maturity of a variable or floating rate security, a fund's adviser may take into account normal settlement periods.

In addition to other interbank offered rates (IBORs), the most common benchmark rate for floating rate securities is LIBOR, which is the rate of interest offered on short-term interbank deposits, as determined by trading between major international banks. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other IBORs were susceptible to manipulation. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of U.S. dollar overnight borrowings) and the Sterling Overnight Index Average rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). In March 2021, the United Kingdom’s Financial Conduct Authority and ICE Benchmark Authority formally announced the dates after which the LIBORs will no longer be representative and subsequently cease publication. Certain LIBOR settings will cease publication after the end of 2021. However, the publication of certain other LIBOR settings will continue through at least mid-2023. While various regulators and industry bodies are working globally on transitioning to alternative rates, there remains uncertainty regarding the future utilization of the IBORs and the transition to, and the nature of, replacement rates. As such, the effect of a transition away from the IBORs on a fund and the financial instruments in which it invests cannot yet be determined, and may depend on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts; (ii) the effect of new legislation relating to the discontinuation of LIBOR and the use of replacement rates, and (iii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Such transition may result in a reduction in the value of IBOR-based instruments held by a fund, a reduction in the effectiveness of certain hedging transactions and increased illiquidity and volatility in markets that currently rely on an IBOR to determine interest rates, any of which could adversely impact the fund’s performance.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

A fund may also engage in purchases or sales of "to be announced" or "TBA" securities, which usually are transactions in which a fund buys or sells mortgage-backed securities on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount. TBA trades can be used by a fund for investment purposes in order to gain exposure to certain securities, or for hedging purposes to adjust the risk exposure of a fund portfolio without having to restructure a portfolio. Purchases and sales of TBA securities involve risks similar to those discussed above for other when-issued and forward purchase and sale transactions. In addition, when a fund sells TBA securities, it incurs risks similar to those incurred in short sales. For example, when a fund sells TBA securities without owning or having the right to obtain the deliverable securities, it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. Also, a fund may be unable to purchase the deliverable securities if the corresponding market is illiquid. In such transactions, the fund will set aside liquid assets in an amount sufficient to offset its exposure as long as the fund's obligations are outstanding.

Under the Federal Housing Finance Agency’s “Single Security Initiative” intended to maximize liquidity for both Fannie Mae and Freddie Mac mortgage-backed securities in the TBA market, Fannie Mae and Freddie Mac expect to start issuing UMBS in place of their current separate offerings of TBA-eligible mortgage-backed securities. The effects of the issuance of UMBS on the TBA market are uncertain.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.

Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund’s service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund’s manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

While a fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

PORTFOLIO TRANSACTIONS

Orders for the purchase or sale of portfolio securities are placed on behalf of the fund by Fidelity Management & Research Company LLC (FMR or the Adviser) pursuant to authority contained in the management contract. To the extent that the Adviser grants investment management authority to a sub-adviser (see the section entitled "Management Contract"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section. Furthermore, the sub-adviser's trading and associated policies, which may differ from the Adviser's policies, may apply to that fund, subject to applicable law.

The Adviser or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

The fund will not incur any commissions or sales charges when it invests in shares of mutual funds (including any underlying central funds), but it may incur such costs when it invests directly in other types of securities.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the fund for any fixed-income security, the price paid by the fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.

The Trustees of the fund periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of the fund. The Trustees also review the compensation paid by the fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

The Selection of Securities Brokers and Dealers

The Adviser or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) to place or execute the fund’s portfolio securities transactions. In selecting brokers, including affiliates of the Adviser, to execute the fund’s portfolio securities transactions, the Adviser or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to the Adviser’s or its affiliates’ overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund’s portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, the Adviser or its affiliates may choose to execute an order using ECNs, including broker-sponsored algorithms, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors include, but are not limited to, the following: price; costs; the size, nature and type of the order; the speed of execution; financial condition and reputation of the broker; broker specific considerations (e.g.; not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader’s assessment of whether and how closely the broker likely will follow the trader’s instructions to the broker; confidentiality and the potential for information leakage; the nature or existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.

In seeking best execution for portfolio securities transactions, the Adviser or its affiliates may from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. The Adviser or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. Occasionally the Adviser or its affiliates execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of the Adviser or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. The Adviser or its affiliates execute futures transactions verbally and electronically.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of the Adviser) that execute transactions for a fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to the Adviser or its affiliates.

Research Products and Services. These products and services may include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in video and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. The Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement the Adviser's or its affiliates' own research activities in providing investment advice to the fund.

Execution Services. In addition, when permissible under applicable law, brokerage and research products and services include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. Although the Adviser or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they may use commission dollars to obtain certain products or services that are not used exclusively in the Adviser's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, the Adviser or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").

Benefit to the Adviser. The Adviser's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. Therefore, an economic incentive exists for the Adviser or its affiliates to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on the Adviser’s or its affiliates’ funds interest in receiving most favorable execution. The Adviser and its affiliates manage the receipt of brokerage and research products and services and the potential for conflicts through its Commission Uses Program. The Commission Uses Program effectively “unbundles” commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. Those brokers have client commission arrangements (each a CCA) in place with the Adviser and its affiliates (each of those brokers referred to as CCA brokers). In selecting brokers for executing transactions on behalf of the fund, the trading desks through which the Adviser or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the fund based on the quality of execution without any consideration of brokerage and research products and services the CCA broker provides. Commissions paid to a CCA broker include both an execution commission and a research charge, and while the CCA broker receives the entire commission, it retains the execution commission and either credits or transmits the research portion (also known as “soft dollars,”) to a CCA pool maintained by each CCA broker. Soft dollar credits (credits) accumulated in CCA pools are used to pay research expenses. In some cases, the Adviser or its affiliates may request that a broker which is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid with credits from the CCA pool. The administration of brokerage and research products and services is managed separately from the trading desks, and traders have no responsibility for administering the research program, including the payment for research. The Adviser or its affiliates may use a third-party aggregator to facilitate payments to research providers. Where an aggregator is involved, the aggregator would maintain credits in an account that is segregated from the aggregator’s proprietary assets and the assets of its other clients and use those credits to pay research providers as instructed by the Adviser or its affiliates. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that the Adviser or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to the Adviser or its affiliates or have no explicit cost associated with them. In addition, the Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker’s overall services.

The Adviser's Decision-Making Process. In connection with the allocation of fund brokerage, the Adviser or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to the Adviser or its affiliates, viewed in terms of the particular transaction for the fund or the Adviser's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which the Adviser or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with the fund's brokerage may not benefit all funds and certain funds may receive the benefit of the brokerage and research product or services obtained with other funds’ commissions. As required under applicable laws or fund policy, commissions generated by certain funds may only be used to obtain certain brokerage and research products and services. As a result, certain funds may pay more proportionately of certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each fund continues to be allocated equitably. While the Adviser or its affiliates take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither the Adviser, its affiliates, nor the fund incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, for funds managed by the Adviser or its affiliates outside of the European Union or the United Kingdom, these brokerage and research products and services assist the Adviser or its affiliates in terms of their overall investment responsibilities to the fund or any other investment companies and investment accounts for which the Adviser or its affiliates may have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by the Adviser or its affiliates, and not every fund or investment account uses the brokerage and research products and services that may have been acquired through that fund’s commissions.

Research Contracts. The Adviser or its affiliates have arrangements with certain third-party research providers and brokers through whom the Adviser or its affiliates effect fund trades, whereby the Adviser or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, the Adviser or its affiliates may still cause the fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to the Adviser or its affiliates, or that may be available from another broker. The Adviser's or its affiliates' determination to pay for research products and services separately is wholly voluntary on the Adviser's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Funds Managed within the European Union. The Adviser and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as “MiFID II”, as implemented in the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the FCA), where applicable.

Funds, or portions thereof, that are managed within the United Kingdom by FMR Investment Management (UK) Limited (FMR UK) use research payment accounts (RPAs) to cover costs associated with equity and high income external research that is consumed by those funds or investment accounts in accordance with MiFID II and FCA regulations. With RPAs, funds pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission1. For funds that use an RPA, FMR UK establishes a research budget. The budget is set by first grouping funds or investment accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union or the United Kingdom. In this regard, research budgets are set by research needs and are not otherwise linked to the volume or value of transactions executed on behalf of the fund or investment account. For funds where portions are managed both within and outside of the United Kingdom, external research may be paid using both a CCA and an RPA. Determinations of what is eligible research and how costs are allocated are made in accordance with the Adviser’s and its affiliates’ policies and procedures. Costs for research consumed by funds that use an RPA will be allocated among the funds or investment accounts within defined strategies pro rata based on the assets under management for each fund or investment account. While the research charge paid on behalf of any one fund that uses an RPA varies over time, the overall research charge determined at the fund level on an annual basis will not be exceeded.

FMR UK is responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets will be maintained in accounts at a third-party depository institution, held in the name of FMR UK. FMR UK provides on request, a summary of: (i) the providers paid from the RPA; (ii) the total amount they were paid over a defined period; (iii) the benefits and services received by FMR UK; and (iv) how the total amount spent from the RPA compares to the research budget set for that period, noting any rebate or carryover if residual funds remain in the RPA.

Impacted funds, like those funds that participate in CCA pools, may make payments to a broker that include both an execution commission and a research charge, but unlike CCAs (for which research charges may be retained by the CCA broker and credited to the CCA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA are used to satisfy external research costs consumed by the funds.

If the costs of paying for external research exceed the amount initially agreed in relation to funds in a given strategy, the Adviser or its affiliates may continue to charge those funds or investment accounts beyond the initially agreed amount in accordance with MiFID II, continue to acquire external research for the funds or investment accounts using its own resources, or cease to purchase external research for those funds or investment accounts until the next annual research budget. If assets for specific funds remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year’s research charges for those funds or rebated to those funds.

Funds managed by FMR UK that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FMR UK and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMR UK portfolio managers that manage fixed income funds or investment accounts in any manner inconsistent with MiFID II and FCA regulations.

1The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would be permissible under Section 28(e) of the Securities Exchange Act of 1934 by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage products and services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered "commissions" for Section 28(e) purposes.

Commission Recapture

From time to time, the Adviser or its affiliates engages in brokerage transactions with brokers (who are not affiliates of the Adviser) who have entered into arrangements with the Adviser or its affiliates under which the broker may rebate a portion of the compensation paid by a fund (commission recapture). Not all brokers with whom the fund trades have been asked to participate in brokerage commission recapture.

Affiliated Transactions

The Adviser or its affiliates place trades with certain brokers, including NFS, through its Fidelity Capital Markets (FCM) division, and Luminex Trading & Analytics LLC (Luminex), with whom they are under common control or otherwise affiliated, provided the Adviser or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the fund and subject to other applicable law. In addition, from time to time, the Adviser or its affiliates place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent.

Trades may be executed through alternative trading systems or national securities exchanges in which the Adviser or its affiliates have an interest. Any decision to execute a trade through an alternative trading system or exchange in which the Adviser or its affiliates have an interest would be made in accordance with applicable law, including best execution obligations. For trades placed on such a system or exchange, not limited to ones in which the Adviser or its affiliates may have an ownership interest, the Adviser or its affiliates may benefit in the form of increased valuation(s) of its equity interest, where it has an ownership interest, or other remuneration, including rebates.

The Trustees of the fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwritings.

Non-U.S. Securities Transactions

To facilitate trade settlement and related activities in non-U.S. securities transactions, the Adviser or its affiliates effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions are effected on behalf of funds by parties other than the Adviser or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.

Trade Allocation

Although the Trustees and officers of the fund are substantially the same as those of certain other Fidelity® funds, investment decisions for the fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by the Adviser to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund.

Commissions Paid A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

The following table shows the fund's portfolio turnover rate for the fiscal periods ended August 31, 2021 and 2020. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders and/or market conditions.

Turnover Rates	2021	2020
Fidelity® Series Bond Index Fund	108%	71%

During the fiscal year ended August 31, 2021, the fund held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by the fund as of the fiscal year ended August 31, 2021.

Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
Fidelity® Series Bond Index Fund	Bank of America Corp.	$ 138,368,096
	Barclays PLC	$ 19,944,717
	Citigroup, Inc.	$ 103,561,952
	Credit Suisse Group	$ 20,474,055
	Goldman Sachs Group, Inc.	$ 83,674,073
	JPMorgan Chase & Co.	$ 148,801,490
	Morgan Stanley	$ 92,339,954

For the fiscal years ended August 31, 2021, 2020, and the fiscal period April 26, 2019 to August 31, 2019, the fund paid no brokerage commissions.

During the fiscal year ended August 31, 2021, the fund paid no brokerage commissions to firms for providing research or brokerage services.

During the twelve-month period ended June 30, 2021, the fund did not allocate brokerage commissions to firms for providing research or brokerage services.

VALUATION

The NAV is the value of a single share. NAV is computed by adding the value of a fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Board of Trustees has ultimate responsibility for pricing, but has delegated day-to-day valuation responsibilities to FMR. FMR has established the FMR Fair Value Committee (the Committee) to fulfill these responsibilities.

Shares of open-end investment companies (including any underlying central funds) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies.

Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying central fund, are valued as follows:

Most equity securities are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.

Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.

Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.

Prices described above are obtained from pricing services that have been approved by the Board of Trustees. A number of pricing services are available and the funds may use more than one of these services. The funds may also discontinue the use of any pricing service at any time. The fund's adviser engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.

Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.

Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including price movements in futures contracts and American Depositary Receipts (ADRs), market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading.

In determining the fair value of a private placement security for which market quotations are not available, the Committee generally applies one or more valuation methods including the market approach, income approach and cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The fund's adviser reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the fund’s investments and ratifies the fair value determinations of the Committee.

BUYING AND SELLING INFORMATION

The fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing the fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.

The fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. The fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES

Dividends. Because the fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders or the long-term capital gains tax rates available to individuals. Short-term capital gains are taxable at ordinary income tax rates. A portion of the fund's dividends may be exempt from state and local taxation to the extent that they are derived from certain U.S. Government securities and meet certain requirements. Distributions by the fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).

Capital Gain Distributions. Unless your shares of the fund are held in a tax-advantaged retirement plan, the fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

Returns of Capital. If the fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold in taxable accounts.

Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by the fund with respect to foreign securities held directly by the fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by the fund. Because the fund does not currently anticipate that securities of foreign issuers or underlying regulated investment companies will constitute more than 50% of its total assets at the end of its fiscal year, or fiscal quarter, respectively, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

Tax Status of the Fund. The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of the fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether the fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 178 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

* Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Standing Committees of the Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has four standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Kenneally currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates, including matters involving potential claims of one or more funds (e.g. for reimbursements of expenses or losses) against FMR, and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds' Chief Compliance Officer (CCO). The committee (i) serves as a primary point of contact (generally after the Independent Trustee who serves as a liaison for the CCO) for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO's compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO. During the fiscal year ended August 31, 2021, the committee held 12 meeting(s).

The Audit Committee is composed of all of the Independent Trustees, with Ms. Acton currently serving as Chair. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair or a majority of committee members. The committee meets separately, at least annually, with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds' outside auditors, and with the funds' CCO. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process from the funds' Treasurer and outside auditors and will oversee the resolution of any disagreements concerning financial reporting among applicable parties. The committee will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' outside auditor, internal audit personnel of FMR LLC and legal counsel, as appropriate, matters related to the audits of the funds' financial statements. The committee will discuss regularly and oversee the review of the internal controls of the funds and their service providers with respect to accounting, financial matters and risk management programs related to the funds. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended August 31, 2021, the committee held four meeting(s).

The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Murray currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee reviews and approves annually Fair Value Committee Policies recommended by the FMR Fair Value Committee and oversees particular valuations or fair valuation methodologies employed by the FMR Fair Value Committee as circumstances may require. The Committee also reviews actions taken by the FMR Fair Value Committee. The Committee does not oversee the day-to-day operational aspects of the valuation and calculation of the net asset value of the funds, which have been delegated to the FMR Fair Value Committee and Fidelity Service Company, Inc. (FSC). During the fiscal year ended August 31, 2021, the committee held six meeting(s).

The Governance and Nominating Committee is composed of Messrs. Kenneally (Chair) and Gartland (Vice Chair), and Ms. Acton. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It monitors the performance of legal counsel employed by both the funds and the Independent Trustees. The committee will engage and oversee any counsel utilized by the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee also approves Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee oversees compliance with the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee reviews the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "recommended practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended August 31, 2021, the committee held ten meeting(s).

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in the fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2020.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	JonathanChiel	Abigail P.Johnson	JenniferToolin McAuliffe
Fidelity® Series Bond Index Fund	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000

Independent Trustees
DOLLAR RANGE OF FUND SHARES	Elizabeth S.Acton	Ann E.Dunwoody	JohnEngler	Robert F.Gartland
Fidelity® Series Bond Index Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Arthur E.Johnson	Michael E.Kenneally	Marie L.Knowles	Mark A.Murray
Fidelity® Series Bond Index Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended August 31, 2021, or calendar year ended December 31, 2020, as applicable.

Compensation Table(1)
AGGREGATE COMPENSATION FROM A FUND	Elizabeth S.Acton	Ann E.Dunwoody	JohnEngler	Robert F.Gartland
Fidelity® Series Bond Index Fund	$4,523	$4,168	$4,168	$4,300
TOTAL COMPENSATION FROM THE FUND COMPLEX(2)	$513,000	$471,500	$471,500	$484,000
AGGREGATE COMPENSATION FROM A FUND	Robert W.Helm(3)	Arthur E.Johnson	Michael E.Kenneally	Marie L.Knowles
Fidelity® Series Bond Index Fund	$1,168	$5,187	$4,743	$4,453
TOTAL COMPENSATION FROM THE FUND COMPLEX(2)	--	$584,000	$534,000	$498,500
AGGREGATE COMPENSATION FROM A FUND	Mark A.Murray
Fidelity® Series Bond Index Fund	$4,168
TOTAL COMPENSATION FROM THE FUND COMPLEX(2)	$471,500

(1) Jonathan Chiel, Abigail P. Johnson, and Jennifer Toolin McAuliffe are interested persons and are compensated by Fidelity.

(2) Reflects compensation received for the calendar year ended December 31, 2020 for 280 funds of 31 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Elizabeth S. Acton, $120,000; Ann E. Dunwoody, $245,099; Robert F. Gartland, $180,000; Michael E. Kenneally $120,000; and Mark A. Murray, $245,099.

(3) Mr. Helm serves as a Member of the Advisory Board of Fidelity Salem Street Trust effective June 1, 2021.

As of August 31, 2021, 100% of the fund's total outstanding shares was held by Fidelity® funds and Fidelity managed 529 plans, as applicable. As of August 31, 2021, the Trustees, Members of the Advisory Board (if any), and officers of the fund owned, in the aggregate, less than 1% of each class's total outstanding shares, with respect to the fund.

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, FMR UK, Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

FMR, FMR UK, FMR H.K., FMR Japan, Fidelity Distributors Company LLC (FDC), and the fund have adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees' fiduciary responsibilities regarding the fund, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the code of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.

MANAGEMENT CONTRACT

The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are interested persons of the trust or of FMR, and compensates all personnel of the fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. Under the terms of the fund's management contract, FMR or an affiliate is responsible for payment of all expenses involved in the operation of the fund, including all expenses allocable at the fund level, except the following: (i) transfer agent fees, Rule 12b-1 fees and other expenses allocable at the class level; (ii) interest and taxes; (iii) costs in connection with the purchase or sale of securities and other investment instruments; (iv) fees and expenses of the trust’s Trustees other than those who are “interested persons” of the trust or of FMR; (v) custodian fees and expenses; (vi) expenses of printing and mailing proxy materials to shareholders of the fund; (vii) all other expenses incidental to holding meetings of the fund’s shareholders, including proxy solicitations therefor; and (viii) such non-recurring and/or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the trust’s Trustees and officers with respect thereto. The fund shall pay its non-operating expenses, including brokerage commissions and fees and expenses associated with the fund’s securities lending program, if applicable.

Management Fee.

The fund does not pay a management fee to FMR for the services rendered.

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns and yield, and repayment of the reimbursement will decrease returns and yield.

Sub-Advisers - FMR UK, FMR H.K., and FMR Japan. On behalf of the fund, FMR has entered into sub-advisory agreements with FMR H.K. and FMR Japan. On behalf of the fund, FMR has entered into a sub-advisory agreement with FMR UK. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services). FMR or an affiliate, and not the fund, pays the sub-advisers.

Brandon Bettencourt is co-manager of Fidelity® Series Bond Index Fund and receives compensation for those services. Richard Munclinger is co-manager of Fidelity® Series Bond Index Fund and receives compensation for those services. As of August 31, 2021, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager's base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other FMR taxable bond funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portion of each portfolio manager’s bonus that is linked to the investment performance of Fidelity® Series Bond Index Fund is based on the fund’s pre-tax investment performance relative to the performance of the fund's customized benchmark index. For the three-year period, the bonus takes into account a portfolio manager's performance in terms of their management of investment risk. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. A portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients’) respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FMR or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR’s and its affiliates’ client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.

A conflict of interest situation is presented when FMR or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FMR investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FMR for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FMR has adopted policies and procedures and maintains a compliance program designed to help manage such actual and potential conflicts of interest.

The following table provides information relating to other accounts managed by Mr. Bettencourt as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	27	14	3
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$154,176	$19,860	$669
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Series Bond Index Fund ($20,736 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Series Bond Index Fund beneficially owned by Mr. Bettencourt was none.

The following table provides information relating to other accounts managed by Mr. Munclinger as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	27	14	3
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$154,176	$19,860	$669
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® Series Bond Index Fund ($20,736 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® Series Bond Index Fund beneficially owned by Mr. Munclinger was none.

PROXY VOTING GUIDELINES

Fidelity® Funds' Proxy Voting Guidelines

I. Introduction

These guidelines are intended to help Fidelity’s customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 70 years. In particular, these guidelines are animated by two fundamental principles: 1) putting first the long-term interests of our customers and fund shareholders; and 2) investing in companies that share our approach to creating value over the long-term. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.

In evaluating proxies, we recognize that companies can conduct themselves in ways that have important environmental and social consequences. While Fidelity always remains focused on maximizing long-term shareholder value, we also consider potential environmental, social and governance (ESG) impacts that we believe are material to individual companies and investing funds' investment objectives and strategies.

Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.

II. Board of Directors and Corporate Governance

Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders’ rights. The following general guidelines are intended to reflect these proxy voting principles.

A. Election of Directors

Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.

Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:

1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.

2. There are no women on the board or if a board of ten or more members has fewer than two women directors.

3. The director is a public company CEO who sits on more than two unaffiliated public company boards.

Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:

1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.

3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.

B. Contested Director Elections

On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds’ assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:

1. Management’s track record and strategic plan for enhancing shareholder value;

2. The long-term performance of the company compared to its industry peers; and

3. The qualifications of the shareholder’s and management’s nominees.

Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.

C. Cumulative Voting Rights

Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.

D. Classified Boards

A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board’s adoption of a classified board structure and support declassification of existing boards.

E. Independent Chairperson

In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.

F. Majority Voting in Director Elections

In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company’s board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.

G. Proxy Access

Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company’s proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company’s shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.

H. Indemnification of Directors and Officers

In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).

III. Compensation

Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.

A. Equity Compensation Plans

Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:

1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate (“burn rate”) considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.

2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.

3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

As to stock option plans, considerations include the following:

1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

2. Re-pricing: An “out-of-the-money” (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.

Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:

1. Whether the proposal excludes senior management and directors;

2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3. The company's relative performance compared to other companies within the relevant industry or industries;

4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.

B. Employee Stock Purchase Plans

These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing “best practices” in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.

IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote

Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:

- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;

- The alignment of executive compensation and company performance relative to peers; and

- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.

A. Compensation Committee

Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.

Fidelity will oppose the election of directors on the compensation committees if:

1. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.

2. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:

a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or

b) Adopted or extended a golden parachute.

B. Executive Severance Agreements

Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as “golden parachutes.” Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

V. Environmental and Social Issues

Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate environmental and social issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund's investment objective and strategies.

Fidelity generally considers management’s recommendation and current practice when voting on shareholder proposals concerning environmental or social issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Therefore, Fidelity may support shareholder proposals that request additional disclosures from companies regarding environmental or social issues, including where it believes that the proposed disclosures could provide meaningful information to the investment management process without unduly burdening the company. This means that Fidelity may support shareholder proposals calling for reports on sustainability, renewable energy, and environmental impact issues. Fidelity also may support proposals on issues in other areas, including but not limited to equal employment, board diversity and workforce diversity.

VI. Anti-Takeover Provisions and Shareholders Rights Plans

Fidelity generally will oppose a proposal to adopt an anti-takeover provision.

Anti-takeover provisions include:

- classified boards;

- “blank check” preferred stock (whose terms and conditions may be expressly determined by the company’s board, for example, with differential voting rights);

- golden parachutes;

- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);

- poison pills;

- restricting the right to call special meetings;

- provisions restricting the right of shareholders to set board size; and

- any other provision that eliminates or limits shareholder rights.

A. Shareholders Rights Plans (“poison pills”)

Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.

Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:

1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;

2. Is integral to a business strategy that is expected to result in greater value for the shareholders;

3. Requires shareholder approval to be reinstated upon expiration or if amended;

4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and

5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.

Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.

B. Shareholder Ability to Call a Special Meeting

Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.

C. Shareholder Ability to Act by Written Consent

Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.

D. Supermajority Shareholder Vote Requirement

Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

VII. Anti-Takeover Provisions and Director Elections

Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.

Fidelity will consider supporting the election of directors with respect to poison pills if:

- All of the poison pill’s features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.

- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.

- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

VIII. Capital Structure and Incorporation

These guidelines are designed to protect shareholders’ value in the companies in which the Fidelity funds invest. To the extent a company’s management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.

A. Increases in Common Stock

Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.

In the case of REITs, however, Fidelity will oppose a provision to increase the REIT’s authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.

B. Multi-Class Share Structures

Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

C. Incorporation or Reincorporation in another State or Country

Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

IX. Shares of Fidelity Funds, ETFs, or other non-Fidelity Mutual Funds and ETFs

When a Fidelity fund invests in an underlying Fidelity fund with public shareholders, an exchange traded fund (ETF), or fund that is not affiliated, Fidelity will vote in the same proportion as all other voting shareholders of the underlying fund (this is known as “echo voting”). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals.

X. Foreign Markets

Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.

XI. Securities on Loan

Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.

XII. Avoiding Conflicts of Interest

Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.

Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.

XIII. Conclusion

Since its founding more than 70 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.

Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.

Glossary

• Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.

- For a large-capitalization company, burn rate higher than 1.5%.

- For a small-capitalization company, burn rate higher than 2.5%.

- For a micro-capitalization company, burn rate higher than 3.5%.

• Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

• Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.

• Micro-capitalization company means a company with market capitalization under US $300 million.

• Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.

• Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

The fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved a Distribution and Service Plan with respect to shares of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows shares of the fund and/or FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.

The Plan adopted for the fund is described in the prospectus.

Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, the Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for shares of the fund.

Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by shares of the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

FDC or an affiliate may compensate, or upon direction make payments for certain retirement plan expenses to intermediaries. A number of factors are considered in determining whether to pay these additional amounts. Such factors may include, without limitation, the level or type of services provided by the intermediary, the level or expected level of assets or sales of shares, and other factors. In addition to such payments, FDC or an affiliate may offer other incentives such as sponsorship of educational or client seminars relating to current products and issues, payments or reimbursements for travel and related expenses associated with due diligence trips that an intermediary may undertake in order to explore possible business relationships with affiliates of FDC, and/or payments of costs and expenses associated with attendance at seminars, including travel, lodging, entertainment, and meals. Certain of the payments described above may be significant to an intermediary. As permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, FDC or an affiliate may pay or allow other incentives or payments to intermediaries.

The fund's transfer agent or an affiliate may also make payments and reimbursements from its own resources to certain intermediaries (who may be affiliated with the transfer agent) for providing recordkeeping and administrative services to plan participants or for providing other services to retirement plans. Please see "Transfer and Service Agent Agreements" in this statement of additional information (SAI) for more information.

FDC or an affiliate may also make payments to banks, broker-dealers and other service-providers (who may be affiliated with FDC) for distribution-related activities and/or shareholder services. If you have purchased shares of the fund through an investment professional, please speak with your investment professional to learn more about any payments his or her firm may receive from FMR, FDC, and/or their affiliates, as well as fees and/or commissions the investment professional charges. You should also consult disclosures made by your investment professional at the time of purchase.

Any of the payments described in this section may represent a premium over payments made by other fund families. Investment professionals may have an added incentive to sell or recommend a fund over others offered by competing fund families, or retirement plan sponsors may take these payments into account when deciding whether to include a fund as a plan investment option.

TRANSFER AND SERVICE AGENT AGREEMENTS

The fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of the agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.

For providing transfer agency services, FIIOC receives no fees from the fund.

FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

The fund has entered into a service agent agreement with FSC, an affiliate of FMR (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives no fee from the fund.

FMR bears the cost of pricing and bookkeeping services under the terms of its management contract with the fund.

SECURITIES LENDING

During the fiscal year, the securities lending agent, or the investment adviser (where the fund does not use a securities lending agent) monitors loan opportunities for the fund, negotiates the terms of the loans with borrowers, monitors the value of securities on loan and the value of the corresponding collateral, communicates with borrowers and the fund's custodian regarding marking to market the collateral, selects securities to be loaned and allocates those loan opportunities among lenders, and arranges for the return of the loaned securities upon the termination of the loan. Income and fees from securities lending activities for the fiscal year ended August 31, 2021, are shown in the following table:

Security Lending Activities	Fund(s)
Fidelity® Series Bond Index Fund
Gross income from securities lending activities	$124,485
Fees paid to securities lending agent from a revenue split	0
Administrative fees	0
Rebate (paid to borrower)	19,055
Other fees not included in the revenue split (lending agent fees to NFS)	10,346
Aggregate fees/compensation for securities lending activities	29,401
Net income from securities lending activities	95,084

A fund does not pay cash collateral management fees, separate indemnification fees, or other fees not reflected above.

DESCRIPTION OF THE TRUST

Trust Organization. Fidelity® Series Bond Index Fund is a fund of Fidelity Salem Street Trust, an open-end management investment company created under an initial declaration of trust dated September 5, 1984. The Trustees are permitted to create additional funds in the trust and to create additional classes of the fund.

The assets of the trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of the funds.

Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

Voting Rights. Each fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. Brown Brothers Harriman & Co., 50 Post Office Square, Boston, Massachusetts, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of the fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York Mellon, headquartered in New York, also may serve as special purpose custodian of certain assets in connection with repurchase agreement transactions. From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR or an affiliate. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of the fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for the fund and provides other audit, tax, and related services.

FUND HOLDINGS INFORMATION

The fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving the fund's best interests by striking an appropriate balance between providing information about the fund's portfolio and protecting the fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the fund's chief compliance officer periodically.

The fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after month-end).

Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.

The fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of the fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of the fund’s portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of the fund.

FMR’s Disclosure Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity fund prior to such fund’s public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.

Disclosure of non-public portfolio holdings information for a Fidelity fund’s portfolio may only be provided pursuant to the guidelines below.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: the fund's trustees; the fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; the fund's auditors; the fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to the fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by the fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, the fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by FMR, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving the fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to the fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to the fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Standard & Poor's Ratings Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day); and Bloomberg, L.P. (full holdings daily, on the next business day).

FMR, its affiliates, or the fund will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the fund's SAI.

There can be no assurance that the fund's policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

FINANCIAL STATEMENTS

The fund's financial statements and financial highlights for the fiscal year ended August 31, 2021, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies (such as central funds or other underlying funds) in which the fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

APPENDIX

Fidelity and Fidelity Investments & Pyramid Design are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

Fund	Ticker
Fidelity® SAI Low Duration Income Fund	FZOLX
Fidelity® SAI Short-Term Bond Fund	FZOMX
Fidelity® SAI Total Bond Fund	FSMTX

Funds of Fidelity Salem Street Trust

STATEMENT OF  ADDITIONAL INFORMATION

October 30, 2021

Offered exclusively to certain clients of the Adviser or its affiliates - not available for sale to the general public. Fidelity SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers LLC.

This statement of additional information (SAI) is not a prospectus. Portions of each fund's annual report are incorporated herein. The annual reports are supplied with this SAI.

To obtain a free additional copy of a prospectus or SAI, dated October 30, 2021, or an annual report, please call Fidelity at 1-800-544-3455 or visit Fidelity’s web site at www.fidelity.com.

STB-PTB-1021
1.9887626.103

245 Summer Street, Boston, MA 02210

INVESTMENT POLICIES AND LIMITATIONS
SPECIAL GEOGRAPHIC CONSIDERATIONS
PORTFOLIO TRANSACTIONS
VALUATION
BUYING AND SELLING INFORMATION
DISTRIBUTIONS AND TAXES
TRUSTEES AND OFFICERS
CONTROL OF INVESTMENT ADVISERS
MANAGEMENT CONTRACTS
PROXY VOTING GUIDELINES
DISTRIBUTION SERVICES
TRANSFER AND SERVICE AGENT AGREEMENTS
SECURITIES LENDING
DESCRIPTION OF THE TRUST
FUND HOLDINGS INFORMATION
FINANCIAL STATEMENTS
APPENDIX

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

The following are each fund's fundamental investment limitations set forth in their entirety.

Diversification

For each fund:

The fund may not with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Senior Securities

For Fidelity® SAI Low Duration Income Fund and Fidelity® SAI Short-Term Bond Fund:

The fund may not issue senior securities, except as permitted under the Investment Company Act of 1940.

For Fidelity® SAI Total Bond Fund:

The fund may not issue senior securities, except in connection with the insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940.

Borrowing

For each fund:

The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation.

Underwriting

For each fund:

The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities or in connection with investments in other investment companies.

Concentration

For Fidelity® SAI Low Duration Income Fund:

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund will invest more than 25% of its total assets in the financial services industry.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, Fidelity Management & Research Company LLC (FMR) looks through to the U.S. Government securities.

For purposes of the fund's concentration limitation discussed above, FMR deems the financial services industry to include the group of industries within the financial services sector.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in any Fidelity® money market central fund, FMR looks through to the holdings of the central fund.

For purposes of the fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.

For Fidelity® SAI Short-Term Bond Fund and Fidelity® SAI Total Bond Fund:

The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in repurchase agreements collateralized by U.S. Government securities, FMR looks through to the U.S. Government securities.

For purposes of the fund's concentration limitation discussed above, with respect to any investment in Fidelity® Money Market Central Fund and/or any non-money market central fund, FMR looks through to the holdings of the central fund.

For purposes of the fund's concentration limitation discussed above, FMR may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third-party classification provider used by FMR does not assign a classification.

Real Estate

For each fund:

The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

Commodities

For each fund:

The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

Loans

For each fund:

The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.

The following investment limitations are not fundamental and may be changed without shareholder approval.

Short Sales

For Fidelity® SAI Low Duration Income Fund:

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts, options, and swaps are not deemed to constitute selling securities short.

For Fidelity® SAI Short-Term Bond Fund and Fidelity® SAI Total Bond Fund:

The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, except for sales of to be announced (TBA) securities, and provided that transactions in futures contracts, options, and swaps are not deemed to constitute selling securities short.

Margin Purchases

For each fund:

The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

Borrowing

For each fund:

The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of the fundamental borrowing investment limitation).

Illiquid Securities

For each fund:

The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

For purposes of each fund's illiquid securities limitation discussed above, if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would consider appropriate steps to protect liquidity.

Loans

For Fidelity® SAI Low Duration Income Fund and Fidelity® SAI Short-Term Bond Fund:

The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

For Fidelity® SAI Total Bond Fund:

The fund does not currently intend to lend assets other than securities to other parties, except by (a) making direct loans to companies in which the fund has a pre-existing investment (b) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (c) assuming any unfunded commitments in connection with the acquisition of loans, loan participations, or other forms of debt instruments. (This limitation does not apply to purchases of debt securities, to repurchase agreements, or to acquisitions of loans, loan participations or other forms of debt instruments.)

In addition to each fund's fundamental and non-fundamental investment limitations discussed above:

In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, each fund currently intends to comply with certain diversification limits imposed by Subchapter M.

The following pages contain more detailed information about types of instruments in which a fund may invest, techniques a fund's adviser (or a sub-adviser) may employ in pursuit of the fund's investment objective, and a summary of related risks. A fund's adviser (or a sub-adviser) may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal. However, a fund's adviser (or a sub-adviser) is not required to buy any particular instrument or use any particular technique even if to do so might benefit the fund.

On the following pages in this section titled "Investment Policies and Limitations," and except as otherwise indicated, references to "an adviser" or "the adviser" may relate to a fund's adviser or a sub-adviser, as applicable.

Affiliated Bank Transactions. A Fidelity® fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

Asset-Backed Securities represent interests in pools of mortgages, loans, receivables, or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

Collateralized Loan Obligations (CLO) are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CLOs may charge management fees and administrative expenses. For CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CLO trust typically have higher ratings and lower yields than their underlying securities and can be rated investment grade. Despite the protection from the equity tranche, CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CLO securities as a class. Normally, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be characterized by a fund as illiquid securities, however an active dealer market may exist allowing them to qualify for Rule 144A transactions.

Borrowing. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

Cash Management. A fund may hold uninvested cash or may invest it in cash equivalents such as money market securities, repurchase agreements, or shares of short-term bond or money market funds, including (for Fidelity® funds and other advisory clients only) shares of Fidelity® central funds. Generally, these securities offer less potential for gains than other types of securities.

Central Funds are special types of investment vehicles created by Fidelity for use by the Fidelity® funds and other advisory clients. Central funds are used to invest in particular security types or investment disciplines, or for cash management. Central funds incur certain costs related to their investment activity (such as custodial fees and expenses), but do not pay additional management fees. The investment results of the portions of a Fidelity® fund's assets invested in the central funds will be based upon the investment results of those funds.

Commodity Futures Trading Commission (CFTC) Notice of Exclusion. The Adviser, on behalf of the Fidelity® funds to which this SAI relates, has filed with the National Futures Association a notice claiming an exclusion from the definition of the term "commodity pool operator" (CPO) under the Commodity Exchange Act, as amended, and the rules of the CFTC promulgated thereunder, with respect to each fund's operation. Accordingly, neither a fund nor its adviser is subject to registration or regulation as a commodity pool or a CPO. However, the CFTC has adopted certain rule amendments that significantly affect the continued availability of this exclusion, and may subject advisers to funds to regulation by the CFTC. As of the date of this SAI, the adviser does not expect to register as a CPO of the funds. However, there is no certainty that a fund or its adviser will be able to rely on an exclusion in the future as the fund's investments change over time. A fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If a fund or its adviser operates subject to CFTC regulation, it may incur additional expenses.

Disruption to Financial Markets and Related Government Intervention. Economic downturns can trigger various economic, legal, budgetary, tax, and regulatory reforms across the globe. Instability in the financial markets in the wake of events such as the 2008 economic downturn led the U.S. Government and other governments to take a number of then-unprecedented actions designed to support certain financial institutions and segments of the financial markets that experienced extreme volatility, and in some cases, a lack of liquidity. Federal, state, local, foreign, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a fund invests, or the issuers of such instruments, in ways that are unforeseeable. Reforms may also change the way in which a fund is regulated and could limit or preclude a fund's ability to achieve its investment objective or engage in certain strategies. Also, while reforms generally are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments in unpredictable ways.

Similarly, widespread disease including pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent a fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact a fund's ability to achieve its investment objective, and (iii) may exacerbate the risks discussed elsewhere in a fund’s registration statement, including political, social, and economic risks.

The value of a fund's portfolio is also generally subject to the risk of future local, national, or global economic or natural disturbances based on unknown weaknesses in the markets in which a fund invests. In the event of such a disturbance, the issuers of securities held by a fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it remains uncertain that the U.S. Government or foreign governments will intervene in response to current or future market disturbances and the effect of any such future intervention cannot be predicted.

Dollar-Weighted Average Maturity is derived by multiplying the value of each security by the time remaining to its maturity, adding these calculations, and then dividing the total by the value of a fund's portfolio. An obligation's maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

Under certain circumstances, a fund may invest in nominally long-term securities that have maturity shortening features of shorter-term securities, and the maturities of these securities may be deemed to be earlier than their ultimate maturity dates by virtue of an existing demand feature or an adjustable interest rate. Under other circumstances, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date. The maturities of mortgage securities, including collateralized mortgage obligations, and some asset-backed securities are determined on a weighted average life basis, which is the average time for principal to be repaid. For a mortgage security, this average time is calculated by estimating the timing of principal payments, including unscheduled prepayments, during the life of the mortgage. The weighted average life of these securities is likely to be substantially shorter than their stated final maturity.

Duration is a measure of a bond's price sensitivity to a change in its yield. For example, if a bond has a 5-year duration and its yield rises 1%, the bond's value is likely to fall about 5%. Similarly, if a bond fund has a 5-year average duration and the yield on each of the bonds held by the fund rises 1%, the fund's value is likely to fall about 5%. For funds with exposure to foreign markets, there are many reasons why all of the bond holdings do not experience the same yield changes. These reasons include: the bonds are spread off of different yield curves around the world and these yield curves do not move in tandem; the shapes of these yield curves change; and sector and issuer yield spreads change. Other factors can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance will likely differ from the example.

Exposure to Foreign and Emerging Markets. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. From time to time, a fund's adviser and/or its affiliates may determine that, as a result of regulatory requirements that may apply to the adviser and/or its affiliates due to investments in a particular country, investments in the securities of issuers domiciled or listed on trading markets in that country above certain thresholds (which may apply at the account level or in the aggregate across all accounts managed by the adviser and its affiliates) may be impractical or undesirable. In such instances, the adviser may limit or exclude investment in a particular issuer, and investment flexibility may be restricted. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that a fund's adviser will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased investment or valuation risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Foreign Currency Transactions. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes. Forward contracts not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying currency. All of these instruments and transactions are subject to the risk that the counterparty will default.

A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security denominated in a foreign currency is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used to protect a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also attempt to hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. A fund may cross-hedge its U.S. dollar exposure in order to achieve a representative weighted mix of the major currencies in its benchmark index and/or to cover an underweight country or region exposure in its portfolio. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on an adviser's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as an adviser anticipates. For example, if a currency's value rose at a time when a fund had hedged its position by selling that currency in exchange for dollars, the fund would not participate in the currency's appreciation. If a fund hedges currency exposure through proxy hedges, the fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if a fund increases its exposure to a foreign currency and that currency's value declines, the fund will realize a loss. Foreign currency transactions involve the risk that anticipated currency movements will not be accurately predicted and that a fund's hedging strategies will be ineffective. Moreover, it is impossible to precisely forecast the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expenses of such transaction), if an adviser's predictions regarding the movement of foreign currency or securities markets prove inaccurate.

A fund may be required to limit its hedging transactions in foreign currency forwards, futures, and options in order to maintain its classification as a "regulated investment company" under the Internal Revenue Code (Code). Hedging transactions could result in the application of the mark-to-market provisions of the Code, which may cause an increase (or decrease) in the amount of taxable dividends paid by a fund and could affect whether dividends paid by a fund are classified as capital gains or ordinary income. A fund will cover its exposure to foreign currency transactions with liquid assets in compliance with applicable requirements. There is no assurance that an adviser's use of currency management strategies will be advantageous to a fund or that it will employ currency management strategies at appropriate times.

Options and Futures Relating to Foreign Currencies. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indexes, as discussed below. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the fund to reduce foreign currency risk using such options.

Funds of Funds and Other Large Shareholders. Certain Fidelity® funds and accounts (including funds of funds) invest in other funds ("underlying funds") and, as a result, may at times have substantial investments in one or more underlying funds.

An underlying fund may experience large redemptions or investments due to transactions in its shares by funds of funds, other large shareholders, or similarly managed accounts. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on an underlying fund's performance. In the event of such redemptions or investments, an underlying fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase an underlying fund's brokerage and/or other transaction costs and affect the liquidity of a fund's portfolio. In addition, when funds of funds or other investors own a substantial portion of an underlying fund's shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the underlying fund's current expenses being allocated over a smaller asset base, leading to an increase in the underlying fund's expense ratio. Redemptions of underlying fund shares could also accelerate the realization of taxable capital gains in the fund if sales of securities result in capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems, or owns a substantial portion of the underlying fund's shares.

When possible, Fidelity will consider how to minimize these potential adverse effects, and may take such actions as it deems appropriate to address potential adverse effects, including redemption of shares in-kind rather than in cash or carrying out the transactions over a period of time, although there can be no assurance that such actions will be successful. A high volume of redemption requests can impact an underlying fund the same way as the transactions of a single shareholder with substantial investments. As an additional safeguard, Fidelity® fund of funds may manage the placement of their redemption requests in a manner designed to minimize the impact of such requests on the day-to-day operations of the underlying funds in which they invest. This may involve, for example, redeeming its shares of an underlying fund gradually over time.

Funds' Rights as Investors. Fidelity® funds do not intend to direct or administer the day-to-day operations of any company. A fund may, however, exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to a company's management, board of directors, and shareholders, and holders of a company's other securities when such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. Such activities will be monitored with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred. A fund's proxy voting guidelines are included in its SAI.

Futures, Options, and Swaps. The success of any strategy involving futures, options, and swaps depends on an adviser's analysis of many economic and mathematical factors and a fund's return may be higher if it never invested in such instruments. Additionally, some of the contracts discussed below are new instruments without a trading history and there can be no assurance that a market for the instruments will continue to exist. Government legislation or regulation could affect the use of such instruments and could limit a fund's ability to pursue its investment strategies. If a fund invests a significant portion of its assets in derivatives, its investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own.

The requirements for qualification as a regulated investment company may limit the extent to which a fund may enter into futures, options on futures, and forward contracts.

Futures Contracts. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified date. Futures contracts are standardized, exchange-traded contracts and the price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities or baskets of securities, some are based on commodities or commodities indexes (for funds that seek commodities exposure), and some are based on indexes of securities prices (including foreign indexes for funds that seek foreign exposure). In addition, some currently available futures contracts are based on Eurodollars. Positions in Eurodollar futures reflect market expectations of forward levels of three-month London Interbank Offered Rate (LIBOR) rates. Futures on indexes and futures not calling for physical delivery of the underlying instrument will be settled through cash payments rather than through delivery of the underlying instrument. Futures can be held until their delivery dates, or can be closed out by offsetting purchases or sales of futures contracts before then if a liquid market is available. A fund may realize a gain or loss by closing out its futures contracts.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the underlying instrument. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

The purchaser or seller of a futures contract or an option for a futures contract is not required to deliver or pay for the underlying instrument or the final cash settlement price, as applicable, unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant, when the contract is entered into. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process of "marking to market" will be reflected in the daily calculation of open positions computed in a fund's net asset value per share (NAV). The party that has a gain is entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. Variation margin does not represent a borrowing or loan by a fund, but is instead a settlement between a fund and the futures commission merchant of the amount one would owe the other if the fund's contract expired. In the event of the bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the futures commission merchant's other customers, potentially resulting in losses to the fund. A fund is also required to segregate liquid assets equivalent to the fund's outstanding obligations under the contract in excess of the initial margin and variation margin, if any.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

There is no assurance a liquid market will exist for any particular futures contract at any particular time. Exchanges may establish daily price fluctuation limits for futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

If the market for a contract is not liquid because of price fluctuation limits or other market conditions, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its futures positions could also be impaired. These risks may be heightened for commodity futures contracts, which have historically been subject to greater price volatility than exists for instruments such as stocks and bonds.

Because there are a limited number of types of exchange-traded futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the futures position will not track the performance of the fund's other investments.

Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments. In addition, the price of a commodity futures contract can reflect the storage costs associated with the purchase of the physical commodity.

Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to the manner in which the underlying U.S. Government securities reacted. To the extent, however, that a fund enters into such futures contracts, the value of these futures contracts will not vary in direct proportion to the value of the fund's holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

Options. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific assets or securities, baskets of assets or securities, indexes of securities or commodities prices, and futures contracts (including commodity futures contracts). Options may be traded on an exchange or OTC. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. Depending on the terms of the contract, upon exercise, an option may require physical delivery of the underlying instrument or may be settled through cash payments. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if the underlying instrument's price falls substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if the underlying instrument's price falls. At the same time, the buyer can expect to suffer a loss if the underlying instrument's price does not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay or receive the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a fund will be required to make margin payments to a futures commission merchant as described above for futures contracts.

If the underlying instrument's price rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the underlying instrument's price remains the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If the underlying instrument's price falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer should mitigate the effects of a price increase. At the same time, because a call writer must be prepared to deliver the underlying instrument or make a net cash settlement payment, as applicable, in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in price increases and, if a call writer does not hold the underlying instrument, a call writer's loss is theoretically unlimited.

Where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price to close out the put or call option on the secondary market may move more or less than the price of the related security.

There is no assurance a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options positions could also be impaired.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally are less liquid and involve greater credit risk than exchange-traded options, which are backed by the clearing organization of the exchanges where they are traded.

Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

A fund may also buy and sell options on swaps (swaptions), which are generally options on interest rate swaps. An option on a swap gives a party the right (but not the obligation) to enter into a new swap agreement or to extend, shorten, cancel or modify an existing contract at a specific date in the future in exchange for a premium. Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes (sells) an option on a swap than it will incur when it purchases an option on a swap. When a fund purchases an option on a swap, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes an option on a swap, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. A fund that writes an option on a swap receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Whether a fund's use of options on swaps will be successful in furthering its investment objective will depend on the adviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Options on swaps may involve risks similar to those discussed below in "Swap Agreements."

Because there are a limited number of types of exchange-traded options contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options position will not track the performance of the fund's other investments.

Options prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. In a standard "swap" transaction, two parties agree to exchange one or more payments based, for example, on the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments (such as securities, commodities, indexes, or other financial or economic interests). The gross payments to be exchanged between the parties are calculated with respect to a notional amount, which is the predetermined dollar principal of the trade representing the hypothetical underlying quantity upon which payment obligations are computed.

Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), asset swaps (e.g., where parties combine the purchase or sale of a bond with an interest rate swap), total return swaps, and credit default swaps. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and, if applicable, its yield. Swap agreements are subject to liquidity risk, meaning that a fund may be unable to sell a swap contract to a third party at a favorable price. Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant's swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition depending on the size of a fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member futures commission merchant may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap. It is expected, however, that regulators will adopt rules imposing certain margin requirements, including minimums, on uncleared swaps in the near future, which could reduce the distinction.

A total return swap is a contract whereby one party agrees to make a series of payments to another party based on the change in the market value of the assets underlying such contract (which can include a security or other instrument, commodity, index or baskets thereof) during the specified period. In exchange, the other party to the contract agrees to make a series of payments calculated by reference to an interest rate and/or some other agreed-upon amount (including the change in market value of other underlying assets). A fund may use total return swaps to gain exposure to an asset without owning it or taking physical custody of it. For example, a fund investing in total return commodity swaps will receive the price appreciation of a commodity, commodity index or portion thereof in exchange for payment of an agreed-upon fee.

In a credit default swap, the credit default protection buyer makes periodic payments, known as premiums, to the credit default protection seller. In return the credit default protection seller will make a payment to the credit default protection buyer upon the occurrence of a specified credit event. A credit default swap can refer to a single issuer or asset, a basket of issuers or assets or index of assets, each known as the reference entity or underlying asset. A fund may act as either the buyer or the seller of a credit default swap. A fund may buy or sell credit default protection on a basket of issuers or assets, even if a number of the underlying assets referenced in the basket are lower-quality debt securities. In an unhedged credit default swap, a fund buys credit default protection on a single issuer or asset, a basket of issuers or assets or index of assets without owning the underlying asset or debt issued by the reference entity. Credit default swaps involve greater and different risks than investing directly in the referenced asset, because, in addition to market risk, credit default swaps include liquidity, counterparty and operational risk.

Credit default swaps allow a fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets. If a swap agreement calls for payments by a fund, the fund must be prepared to make such payments when due. If a fund is the credit default protection seller, the fund will experience a loss if a credit event occurs and the credit of the reference entity or underlying asset has deteriorated. If a fund is the credit default protection buyer, the fund will be required to pay premiums to the credit default protection seller. In the case of a physically settled credit default swap in which a fund is the protection seller, the fund must be prepared to pay par for and take possession of debt of a defaulted issuer delivered to the fund by the credit default protection buyer. Any loss would be offset by the premium payments the fund receives as the seller of credit default protection. This risk for cleared swaps is generally lower than for uncleared swaps since the counterparty is a clearinghouse, but there can be no assurance that a clearinghouse or its members will satisfy its obligations.

If the creditworthiness of a fund's swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the fund. To limit the counterparty risk involved in swap agreements, a Fidelity® fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that a fund will be able to do so, a fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. A fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.

A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In order to cover its outstanding obligations to a swap counterparty, a fund would generally be required to provide margin or collateral for the benefit of that counterparty. If a counterparty to a swap transaction becomes insolvent, the fund may be limited temporarily or permanently in exercising its right to the return of related fund assets designated as margin or collateral in an action against the counterparty.

Swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that an adviser will not accurately forecast market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for a fund. If an adviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, a fund may be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Swaps are complex and often valued subjectively.

Hybrid and Preferred Securities. A hybrid security may be a debt security, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which the value of the interest on or principal of which is determined by reference to changes in the value of a reference instrument or financial strength of a reference entity (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, index, or business entity such as a financial institution). Another example is contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer's capital ratio falls below a predetermined trigger level. The liquidation value of such a security may be reduced upon a regulatory action and without the need for a bankruptcy proceeding. Preferred securities may take the form of preferred stock and represent an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds generally take precedence over the claims of those who own preferred and common stock.

The risks of investing in hybrid and preferred securities reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid or preferred security may entail significant risks that are not associated with a similar investment in a traditional debt or equity security. The risks of a particular hybrid or preferred security will depend upon the terms of the instrument, but may include the possibility of significant changes in the value of any applicable reference instrument. Such risks may depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid or preferred security. Hybrid and preferred securities are potentially more volatile and carry greater market and liquidity risks than traditional debt or equity securities. Also, the price of the hybrid or preferred security and any applicable reference instrument may not move in the same direction or at the same time. In addition, because hybrid and preferred securities may be traded over-the-counter or in bilateral transactions with the issuer of the security, hybrid and preferred securities may be subject to the creditworthiness of the counterparty of the security and their values may decline substantially if the counterparty's creditworthiness deteriorates. In addition, uncertainty regarding the tax and regulatory treatment of hybrid and preferred securities may reduce demand for such securities and tax and regulatory considerations may limit the extent of a fund's investments in certain hybrid and preferred securities.

Illiquid Investments means any investment that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Difficulty in selling or disposing of illiquid investments may result in a loss or may be costly to a fund. Illiquid securities may include (1) repurchase agreements maturing in more than seven days without demand/redemption features, (2) OTC options and certain other derivatives, (3) private placements, (4) securities traded on markets and exchanges with structural constraints, and (5) loan participations.

Under the supervision of the Board of Trustees, a Fidelity® fund's adviser classifies the liquidity of the fund's investments and monitors the extent of funds’ illiquid investments.

Various market, trading and investment-specific factors may be considered in determining the liquidity of a fund's investments including, but not limited to (1) the existence of an active trading market, (2) the nature of the security and the market in which it trades, (3) the number, diversity, and quality of dealers and prospective purchasers in the marketplace, (4) the frequency, volume, and volatility of trade and price quotations, (5) bid-ask spreads, (6) dates of issuance and maturity, (7) demand, put or tender features, and (8) restrictions on trading or transferring the investment.

Fidelity classifies certain investments as illiquid based upon these criteria. Fidelity also monitors for certain market, trading and investment-specific events that may cause Fidelity to re-evaluate an investment’s liquidity status and may lead to an investment being classified as illiquid. In addition, Fidelity uses a third-party to assist with the liquidity classifications of the fund’s investments, which includes calculating the time to sell and settle a specified size position in a particular investment without the sale significantly changing the market value of the investment.

Increasing Government Debt. The total public debt of the United States and other countries around the globe as a percent of gross domestic product has grown rapidly since the beginning of the 2008 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt cost higher and cause a country to sell additional debt, thereby increasing refinancing risk. A high national debt also raises concerns that a government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can decline the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns.

On August 5, 2011, Standard & Poor's Ratings Services lowered its long-term sovereign credit rating on the United States one level to "AA+" from "AAA." While Standard & Poor's Ratings Services affirmed the United States' short-term sovereign credit rating as "A-1+," there is no guarantee that Standard & Poor's Ratings Services will not decide to lower this rating in the future. Standard & Poor's Ratings Services stated that its decision was prompted by its view on the rising public debt burden and its perception of greater policymaking uncertainty. The market prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by Standard & Poor's Ratings Services decisions to downgrade the long-term sovereign credit rating of the United States.

Indexed Securities are instruments whose prices are indexed to the prices of other securities, securities indexes, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose values at maturity or coupon rates are determined by reference to a specific instrument, statistic, or measure.

Indexed securities also include commercial paper, certificates of deposit, and other fixed-income securities whose values at maturity or coupon interest rates are determined by reference to the returns of particular stock indexes. Indexed securities can be affected by stock prices as well as changes in interest rates and the creditworthiness of their issuers and may not track the indexes as accurately as direct investments in the indexes.

Mortgage-indexed securities, for example, could be structured to replicate the performance of mortgage securities and the characteristics of direct ownership.

Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the instrument or measure to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments or measures. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

Insolvency of Issuers, Counterparties, and Intermediaries. Issuers of fund portfolio securities or counterparties to fund transactions that become insolvent or declare bankruptcy can pose special investment risks. In each circumstance, risk of loss, valuation uncertainty, increased illiquidity, and other unpredictable occurrences may negatively impact an investment. Each of these risks may be amplified in foreign markets, where security trading, settlement, and custodial practices can be less developed than those in the U.S. markets, and bankruptcy laws differ from those of the U.S.

As a general matter, if the issuer of a fund portfolio security is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock have priority over the claims of common stock owners. These events can negatively impact the value of the issuer's securities and the results of related proceedings can be unpredictable.

If a counterparty to a fund transaction, such as a swap transaction, a short sale, a borrowing, or other complex transaction becomes insolvent, the fund may be limited in its ability to exercise rights to obtain the return of related fund assets or in exercising other rights against the counterparty. Uncertainty may also arise upon the insolvency of a securities or commodities intermediary such as a broker-dealer or futures commission merchant with which a fund has pending transactions. In addition, insolvency and liquidation proceedings take time to resolve, which can limit or preclude a fund's ability to terminate a transaction or obtain related assets or collateral in a timely fashion. If an intermediary becomes insolvent, while securities positions and other holdings may be protected by U.S. or foreign laws, it is sometimes difficult to determine whether these protections are available to specific trades based on the circumstances. Receiving the benefit of these protections can also take time to resolve, which may result in illiquid positions.

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a Fidelity® fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A Fidelity® fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. A Fidelity® fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A Fidelity® fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Investment-Grade Debt Securities. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Investment-grade debt securities include repurchase agreements collateralized by U.S. Government securities as well as repurchase agreements collateralized by equity securities, non-investment-grade debt, and all other instruments in which a fund can perfect a security interest, provided the repurchase agreement counterparty has an investment-grade rating. Some investment-grade debt securities may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. An investment-grade rating means the security or issuer is rated investment-grade by a credit rating agency registered as a nationally recognized statistical rating organization (NRSRO) with the SEC (for example, Moody's Investors Service, Inc.), or is unrated but considered to be of equivalent quality by a fund's adviser. For purposes of determining the maximum maturity of an investment-grade debt security, an adviser may take into account normal settlement periods.

Loans and Other Direct Debt Instruments. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand. A fund may acquire loans by buying an assignment of all or a portion of the loan from a lender or by purchasing a loan participation from a lender or other purchaser of a participation. If permitted, a fund also may originate or otherwise acquire loans directly at the time of the loan's closing.

Lenders and purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Different types of assets may be used as collateral for a fund's loans and there can be no assurance that a fund will correctly evaluate the value of the assets collateralizing the fund's loans. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. In any restructuring or bankruptcy proceedings relating to a borrower funded by a fund, a fund may be required to accept collateral with less value than the amount of the loan made by the fund to the borrower. Direct indebtedness of foreign countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Loans and other types of direct indebtedness (which a fund may originate, acquire or otherwise gain exposure to) may not be readily marketable and may be subject to restrictions on resale. Some indebtedness may be difficult to dispose of readily at what the Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a fund’s net asset value than if that value were based on readily available market quotations, and could result in significant variations in a fund’s daily share price. Some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve.

Direct lending and investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the lender/purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In the event of a default by the borrower, a fund may have difficulty disposing of the assets used as collateral for a loan. In addition, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest. Direct loans are typically not administered by an underwriter or agent bank. The terms of direct loans are negotiated with borrowers in private transactions. Direct loans are not publicly traded and may not have a secondary market.

A fund may seek to dispose of loans in certain cases, to the extent possible, through selling participations in the loan. In that case, a fund would remain subject to certain obligations, which may result in expenses for a fund and certain additional risks.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate lenders/purchasers, including a fund, to make additional cash payments on demand. These commitments may have the effect of requiring a lender/purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

In the process of originating, buying, selling and holding loans, a fund may receive and/or pay certain fees. These fees are in addition to the interest payments received and may include facility, closing or upfront fees, commitment fees and commissions. A fund may receive or pay a facility, closing or upfront fee when it buys or sells a loan. A fund may receive a commitment fee throughout the life of the loan or as long as the fund remains invested in the loan (in addition to interest payments) for any unused portion of a committed line of credit. Other fees received by the fund may include prepayment fees, covenant waiver fees, ticking fees and/or modification fees. Legal fees related to the originating, buying, selling and holding loans may also be borne by the fund (including legal fees to assess conformity of a loan investment with 1940 Act provisions).

When engaging in direct lending, if permitted, a fund’s performance may depend, in part, on the ability of the fund to originate loans on advantageous terms. A fund may compete with other lenders in originating and purchasing loans. Increased competition for, or a diminished available supply of, qualifying loans could result in lower yields on and/or less advantageous terms for such loans, which could reduce fund performance.

For a Fidelity® fund that limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry, the fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

A fund may also obtain exposure to the lending activities described above indirectly through its investments in underlying Fidelity funds or other vehicles that may engage in such activities directly.

Lower-Quality Debt Securities. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

Because the risk of default is higher for lower-quality debt securities, research and credit analysis are an especially important part of managing securities of this type. Such analysis may focus on relative values based on factors such as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer, in an attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

Low or Negative Yielding Securities. During periods of very low or negative interest rates, a fund may be unable to maintain positive returns. Interest rates in the U.S. and many parts of the world, including Japan and some European countries, are at or near historically low levels. Japan and those European countries have, from time to time, experienced negative interest rates on certain fixed income instruments. Very low or negative interest rates may magnify interest rate risk for the markets as a whole and for the funds. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from fund performance to the extent a fund is exposed to such interest rates.

Mortgage Securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage securities, such as collateralized mortgage obligations (or "CMOs"), make payments of both principal and interest at a range of specified intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage securities are created when the interest and principal components of a mortgage security are separated and sold as individual securities. In the case of a stripped mortgage security, the holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

On June 3, 2019, under the Federal Housing Finance Agency’s “Single Security Initiative”, Fannie Mae and Freddie Mac will start issuing uniform mortgage-backed securities (UMBS). UMBS will be eligible for delivery into the To-Be-Announced (TBA) market. Each UMBS will have a 55-day remittance cycle and can be used as collateral in either a Fannie Mae® or Freddie Mac® security or held for investment. Freddie Mac’s legacy TBA-eligible securities have a 45-day remittance cycle and will not be directly eligible for delivery in settlement of a UMBS trade. Freddie Mac will offer investors the opportunity to exchange outstanding legacy mortgage-backed securities for mirror UMBS with a 55-day remittance period. The exchange offer includes compensation for the 10-day delay in receipt of payments. A fund’s ability to invest in UMBS to the same degree that the fund currently invests in Fannie Mae and Freddie Mac mortgage-backed securities is uncertain.

While Fannie Mae and Freddie Mac have taken steps for a smooth transition to the issuance of UMBS, the effects of the issuance of UMBS on the mortgage-backed securities and TBA markets are uncertain and there may be factors that affect the timing of the transition to UMBS or the ability of market participants, including a fund, to adapt to the issuance of UMBS. A fund may need to consider the tax and accounting issues raised by investments in UMBS and/or the exchange of legacy Freddie Mac securities for UMBS. Additionally, there could be divergence in prepayment rates of UMBS issued by Fannie Mae and Freddie Mac, which could lead to differences in the prices of Fannie Mae- and Freddie Mac-issued UMBS if Fannie Mae and Freddie Mac fail to align programs, policies and practices that affect prepayments.

The value of mortgage securities may change due to shifts in the market's perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

A fund may seek to earn additional income by using a trading strategy (commonly known as "mortgage dollar rolls" or "reverse mortgage dollar rolls") that involves selling (or buying) mortgage securities, realizing a gain or loss, and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price. During the period between the sale and repurchase in a mortgage dollar roll transaction, a fund will not be entitled to receive interest and principal payments on the securities sold but will invest the proceeds of the sale in other securities that are permissible investments for the fund. During the period between the purchase and subsequent sale in a reverse mortgage dollar roll transaction, a fund is entitled to interest and principal payments on the securities purchased. Losses may arise due to changes in the value of the securities or if the counterparty does not perform under the terms of the agreement. If the counterparty files for bankruptcy or becomes insolvent, a fund's right to repurchase or sell securities may be limited. This trading strategy may increase interest rate exposure and result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

Real Estate Investment Trusts (REITs). REITs issue debt securities to fund the purchase and/or development of commercial properties. The value of these debt securities may be affected by changes in the value of the underlying property owned by the trusts, the creditworthiness of the trusts, interest rates, and tax and regulatory requirements. REITs are dependent upon management skill and the cash flow generated by the properties owned by the trusts. REITs are at the risk of the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. A fund may be limited in its ability to exercise its right to liquidate assets related to a repurchase agreement with an insolvent counterparty. A Fidelity® fund may engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser.

Restricted Securities (including Private Placements) are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a fund. Restricted securities, including private placements of private and public companies, generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933 (1933 Act), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. A Fidelity® fund may enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by the fund's adviser. Such transactions may increase fluctuations in the market value of a fund's assets and, if applicable, a fund's yield, and may be viewed as a form of leverage.

Securities Lending. A Fidelity® fund may lend securities to parties such as broker-dealers or other institutions, including an affiliate, National Financial Services LLC (NFS). Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, earn additional income. The borrower provides the fund with collateral in an amount at least equal to the value of the securities loaned. The fund seeks to maintain the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities loaned, the fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. For a Fidelity® fund, loans will be made only to parties deemed by the fund's adviser to be in good standing and when, in the adviser's judgment, the income earned would justify the risks.

The Fidelity® funds have retained agents, including NFS, an affiliate of the funds, to act as securities lending agent. If NFS acts as securities lending agent for a fund, it is subject to the overall supervision of the fund’s adviser, and NFS will administer the lending program in accordance with guidelines approved by the fund’s Trustees.

Cash received as collateral through loan transactions may be invested in other eligible securities, including shares of a money market fund. Investing this cash subjects that investment, as well as the securities loaned, to market appreciation or depreciation.

Securities of Other Investment Companies, including shares of closed-end investment companies (which include business development companies (BDCs)), unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the underlying investment company-level, such as portfolio management fees and operating expenses. Fees and expenses incurred indirectly by a fund as a result of its investment in shares of one or more other investment companies generally are referred to as "acquired fund fees and expenses" and may appear as a separate line item in a fund's prospectus fee table. For certain investment companies, such as BDCs, these expenses may be significant. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The securities of closed-end funds may be leveraged. As a result, a fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of closed-end funds that use leverage may expose a fund to higher volatility in the market value of such securities and the possibility that the fund's long-term returns on such securities will be diminished.

A fund's ability to invest in securities of other investment companies may be limited by federal securities laws. To the extent a fund acquires securities issued by unaffiliated investment companies, the Adviser's access to information regarding such underlying fund's portfolio may be limited and subject to such fund's policies regarding disclosure of fund holdings.

Sources of Liquidity or Credit Support. Issuers may employ various forms of credit and liquidity enhancements, including letters of credit, guarantees, swaps, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. An adviser and its affiliates may rely on their evaluation of the credit of the issuer or the credit of the liquidity or credit enhancement provider in determining whether to purchase or hold a security supported by such enhancement. In evaluating the credit of a foreign bank or other foreign entities, factors considered may include whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment. Changes in the credit quality of the issuer and/or entity providing the enhancement could affect the value of the security or a fund's share price.

Special Purpose Acquisition Companies (“SPACs”). A fund may invest in stock, warrants, and other securities of SPACs or similar special purpose entities that pool money to seek potential acquisition opportunities. SPACs are collective investment structures formed to raise money in an initial public offering for the purpose of merging with or acquiring one or more operating companies (the “de-SPAC Transaction”). Until an acquisition is completed, a SPAC generally invests its assets in US government securities, money market securities and cash. In connection with a de-SPAC Transaction, the SPAC may complete a PIPE (private investment in public equity) offering with certain investors. A fund may enter into a contingent commitment with a SPAC to purchase PIPE shares if and when the SPAC completes its de-SPAC Transaction.

Because SPACs do not have an operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the SPAC’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. An investment in a SPAC is subject to a variety of risks, including that (i) an attractive acquisition or merger target may not be identified at all and the SPAC will be required to return any remaining monies to shareholders; (ii) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (iii) the values of investments in SPACs may be highly volatile and may depreciate significantly over time; (iv) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the fund believes is the SPAC interest’s intrinsic value; (v) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of shareholders; (vi) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; (vii) the warrants or other rights with respect to the SPAC held by a fund may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; (viii) a fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; and (ix) a significant portion of the monies raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction.

Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold, but only pursuant to an effective registration statement or other exemption from registration. The securities issued by a SPAC, which are typically traded either in the over-the-counter market or on an exchange, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.

Stripped Securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

Structured Securities (also called "structured notes") are derivative debt securities, the interest rate on or principal of which is determined by an unrelated indicator. The value of the interest rate on and/or the principal of structured securities is determined by reference to changes in the value of a reference instrument (e.g., a security or other financial instrument, asset, currency, interest rate, commodity, or index) or the relative change in two or more reference instruments. A structured security may be positively, negatively, or both positively and negatively indexed; that is, its value or interest rate may increase or decrease if the value of the reference instrument increases. Similarly, its value or interest rate may increase or decrease if the value of the reference instrument decreases. Further, the change in the principal amount payable with respect to, or the interest rate of, a structured security may be calculated as a multiple of the percentage change (positive or negative) in the value of the underlying reference instrument(s); therefore, the value of such structured security may be very volatile. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. In addition, because structured securities generally are traded over-the-counter, structured securities are subject to the creditworthiness of the counterparty of the structured security, and their values may decline substantially if the counterparty's creditworthiness deteriorates.

Temporary Defensive Policies. Fidelity® SAI Low Duration Income Fund, Fidelity® SAI Short-Term Bond Fund and Fidelity® SAI Total Bond Fund reserves the right to invest without limitation in investment-grade money market or short-term debt instruments for temporary, defensive purposes.

Transfer Agent Bank Accounts. Proceeds from shareholder purchases of a Fidelity® fund may pass through a series of demand deposit bank accounts before being held at the fund's custodian. Redemption proceeds may pass from the custodian to the shareholder through a similar series of bank accounts.

If a bank account is registered to the transfer agent or an affiliate, who acts as an agent for the funds when opening, closing, and conducting business in the bank account, the transfer agent or an affiliate may invest overnight balances in the account in repurchase agreements. Any balances that are not invested in repurchase agreements remain in the bank account overnight. Any risks associated with such an account are investment risks of the funds. A fund faces the risk of loss of these balances if the bank becomes insolvent.

Variable and Floating Rate Securities provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality, sometimes subject to a cap or floor on such rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. For purposes of determining the maximum maturity of a variable or floating rate security, a fund's adviser may take into account normal settlement periods.

In addition to other interbank offered rates (IBORs), the most common benchmark rate for floating rate securities is LIBOR, which is the rate of interest offered on short-term interbank deposits, as determined by trading between major international banks. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other IBORs were susceptible to manipulation. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of U.S. dollar overnight borrowings) and the Sterling Overnight Index Average rate (SONIA, which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks in the sterling market). In March 2021, the United Kingdom’s Financial Conduct Authority and ICE Benchmark Authority formally announced the dates after which the LIBORs will no longer be representative and subsequently cease publication. Certain LIBOR settings will cease publication after the end of 2021. However, the publication of certain other LIBOR settings will continue through at least mid-2023. While various regulators and industry bodies are working globally on transitioning to alternative rates, there remains uncertainty regarding the future utilization of the IBORs and the transition to, and the nature of, replacement rates. As such, the effect of a transition away from the IBORs on a fund and the financial instruments in which it invests cannot yet be determined, and may depend on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts; (ii) the effect of new legislation relating to the discontinuation of LIBOR and the use of replacement rates, and (iii) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Such transition may result in a reduction in the value of IBOR-based instruments held by a fund, a reduction in the effectiveness of certain hedging transactions and increased illiquidity and volatility in markets that currently rely on an IBOR to determine interest rates, any of which could adversely impact the fund’s performance.

When-Issued and Forward Purchase or Sale Transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

A fund may also engage in purchases or sales of "to be announced" or "TBA" securities, which usually are transactions in which a fund buys or sells mortgage-backed securities on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount. TBA trades can be used by a fund for investment purposes in order to gain exposure to certain securities, or for hedging purposes to adjust the risk exposure of a fund portfolio without having to restructure a portfolio. Purchases and sales of TBA securities involve risks similar to those discussed above for other when-issued and forward purchase and sale transactions. In addition, when a fund sells TBA securities, it incurs risks similar to those incurred in short sales. For example, when a fund sells TBA securities without owning or having the right to obtain the deliverable securities, it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. Also, a fund may be unable to purchase the deliverable securities if the corresponding market is illiquid. In such transactions, the fund will set aside liquid assets in an amount sufficient to offset its exposure as long as the fund's obligations are outstanding.

Under the Federal Housing Finance Agency’s “Single Security Initiative” intended to maximize liquidity for both Fannie Mae and Freddie Mac mortgage-backed securities in the TBA market, Fannie Mae and Freddie Mac expect to start issuing UMBS in place of their current separate offerings of TBA-eligible mortgage-backed securities. The effects of the issuance of UMBS on the TBA market are uncertain.

Zero Coupon Bonds do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

In addition to the investment policies and limitations discussed above, a fund is subject to the additional operational risk discussed below.

Considerations Regarding Cybersecurity. With the increased use of technologies such as the Internet to conduct business, a fund’s service providers are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events and may arise from external or internal sources. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information; corrupting data, equipment or systems; or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber incidents affecting a fund’s manager, any sub-adviser and other service providers (including, but not limited to, fund accountants, custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with a fund’s ability to calculate its NAV, impediments to trading, the inability of fund shareholders to transact business, destruction to equipment and systems, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. Similar adverse consequences could result from cyber incidents affecting issuers of securities in which a fund invests, counterparties with which a fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and service providers for fund shareholders) and other parties. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

While a fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, a fund cannot control the cyber security plans and systems put in place by its service providers or any other third parties whose operations may affect a fund or its shareholders. A fund and its shareholders could be negatively impacted as a result.

SPECIAL GEOGRAPHIC CONSIDERATIONS

Emerging Markets. Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less oversight and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors, restrict an investor's ability to sell or redeem securities, decide to suspend or limit an issuer's ability to make dividend or interest payments; and/or may limit or entirely restrict repatriation of invested capital, profits, and dividends; (v) capital gains may be subject to local taxation, including on a retroactive basis; (vi) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (vii) investors may experience difficulty in enforcing legal claims related to the securities, shareholder claims common in the United States may not exist in emerging markets, and/or local judges may favor the interests of the issuer over those of foreign investors; (viii) U.S. authorities may be unable to investigate, bring, or enforce actions against non-U.S. companies and non-U.S. persons; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities; and (xi) infrequent financial reporting, substandard disclosure, and differences in accounting standards may make it difficult to ascertain the financial health of an issuer. In addition, unlike developed countries, many emerging countries' economic growth highly depends on exports and inflows of external capital, making them more vulnerable to the downturns of the world economy. The enduring low growth in the global economy has weakened the global demand for emerging market exports and tightened international credit supplies, highlighting the sensitivity of emerging economies to the performance of their trading partners. Developing countries may also face disproportionately large exposure to the negative effects of climate change, due to both geography and a lack of access to technology to adapt to its effects, which could include increased frequency and severity of natural disasters and extreme weather events such as droughts, rising sea levels, decreased crop yields, and increased spread of disease, all of which could harm performance of affected economies. Given the particular vulnerability of emerging market countries to the effects of climate change, disruptions in international efforts to address climate-related issues may have a disproportionate impact on developing countries.

Many emerging market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret or laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak, not enforced consistently, or non-existent. Sudden changes in governments or the transition of regimes may result in policies that are less favorable to investors such as the imposition of price controls or policies designed to expropriate or nationalize "sovereign" assets. Certain emerging market countries in the past have expropriated large amounts of private property, in many cases with little or no compensation, and there can be no assurance that such expropriation will not occur in the future.

The United States, other nations, or other governmental entities (including supranational entities) could impose sanctions on a country involved in such conflicts that limit or restrict foreign investment, the movement of assets or other economic activity in that country. In addition, an imposition of sanctions upon certain issuers in a country could have a materially adverse effect on the value of such companies' securities, delay a fund's ability to exercise certain rights as security holder, and/or impair a fund's ability to meet its investment objectives. A fund may be prohibited from investing in securities issued by companies subject to such sanctions and may be required to freeze its existing investments in those companies, prohibiting the fund from selling or otherwise transacting in these investments. Such sanctions, or other intergovernmental actions that may be taken in the future, may result in the devaluation of the country's currency, a downgrade in the country's credit rating, and/or a decline in the value and liquidity of impacted company stocks.

Many emerging market countries in which a fund may invest lack the social, political, and economic stability characteristic exhibited by developed countries. Political instability among emerging market countries can be common and may be caused by an uneven distribution of wealth, governmental corruption, social unrest, labor strikes, civil wars, and religious oppression. Economic instability in emerging market countries may take the form of: (i) high interest rates; (ii) high levels of inflation, including hyperinflation; (iii) high levels of unemployment or underemployment; (iv) changes in government economic and tax policies, including confiscatory taxation (or taxes on foreign investments); and (v) imposition of trade barriers.

Currencies of emerging market countries are subject to significantly greater risks than currencies of developed countries. Some emerging market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies. Some emerging market countries have experienced balance of payment deficits and shortages in foreign exchange reserves, which has resulted in some governments restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of the obligation (usually U.S. dollars). In addition, even though the currencies of some emerging market countries may be convertible into U.S. dollars, the conversion rates may be artificial relative to their actual market values.

Governments of many emerging market countries have become overly reliant on the international capital markets and other forms of foreign credit to finance large public spending programs that cause huge budget deficits. Often, interest payments have become too overwhelming for these governments to meet, as these payments may represent a large percentage of a country's total GDP. Accordingly, these foreign obligations have become the subject of political debate within emerging market countries, which has resulted in internal pressure for such governments to not make payments to foreign creditors, but instead to use these funds for social programs. As a result of either an inability to pay or submission to political pressure, the governments sought to restructure their loan and/or bond obligations, have declared a temporary suspension of interest payments, or defaulted (in part or full) on their outstanding debt obligations. These events have adversely affected the values of securities issued by the governments and corporations domiciled in these emerging market countries and have negatively affected not only their cost of borrowing, but their ability to borrow in the future as well. Emerging markets have also benefited from continued monetary policies adopted by the central banks of developed countries. After a period of continuously raising interest rates, the U.S. Federal Reserve and central banks in other developed countries have reduced interest rates to historically low levels. To the extent the Federal Reserve Board maintains near zero rates, emerging market economies may benefit.

In addition to their continued reliance on international capital markets, many emerging economies are also highly dependent on international trade and exports, including exports of oil and other commodities. As a result, these economies are particularly vulnerable to downturns of the world economy. In recent years, emerging market economies have been subject to tightened international credit supplies and weakened global demand for their exports and, as a result, certain of these economies faced significant difficulties and some economies face recessionary concerns. Over the last decade, emerging market countries, and companies domiciled in such countries, have acquired significant debt levels. Any increase in U.S. interest rates could restrict the access to relatively inexpensive credit supplies and jeopardize the ability of emerging market countries to pay their respective debt service obligations. Although certain emerging market economies have shown signs of growth and recovery, continued growth is dependent on the uncertain economic outlook of China, Japan, the European Union, and the United States. The reduced demand for exports and lack of available capital for investment resulting from the European debt crisis, a slowdown in China, the effects of the COVID-19 pandemic, and persistent low growth in the global economy may inhibit growth for emerging market countries.

PORTFOLIO TRANSACTIONS

Orders for the purchase or sale of portfolio securities are placed on behalf of a fund by Fidelity Management & Research Company LLC (FMR or the Adviser) pursuant to authority contained in the management contract. To the extent that the Adviser grants investment management authority to a sub-adviser (see the section entitled "Management Contracts"), that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section. Furthermore, the sub-adviser's trading and associated policies, which may differ from the Adviser's policies, may apply to that fund, subject to applicable law.

The Adviser or a sub-adviser may be responsible for the placement of portfolio securities transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

A fund will not incur any commissions or sales charges when it invests in shares of mutual funds (including any underlying central funds), but it may incur such costs when it invests directly in other types of securities.

Purchases and sales of equity securities on a securities exchange or OTC are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by a fund for any fixed-income security, the price paid by a fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security. New issues of equity and fixed-income securities may also be purchased in underwritten fixed price offerings.

The Trustees of each fund periodically review the Adviser's performance of its responsibilities in connection with the placement of portfolio securities transactions on behalf of each fund. The Trustees also review the compensation paid by each fund over representative periods of time to determine if it was reasonable in relation to the benefits to the fund.

The Selection of Securities Brokers and Dealers

The Adviser or its affiliates generally have authority to select brokers (whether acting as a broker or a dealer) to place or execute a fund’s portfolio securities transactions. In selecting brokers, including affiliates of the Adviser, to execute a fund’s portfolio securities transactions, the Adviser or its affiliates consider the factors they deem relevant in the context of a particular trade and in regard to the Adviser’s or its affiliates’ overall responsibilities with respect to the fund and other investment accounts, including any instructions from the fund’s portfolio manager, which may emphasize, for example, speed of execution over other factors. Based on the factors considered, the Adviser or its affiliates may choose to execute an order using ECNs, including broker-sponsored algorithms, internal crossing, or by verbally working an order with one or more brokers. Other possibly relevant factors include, but are not limited to, the following: price; costs; the size, nature and type of the order; the speed of execution; financial condition and reputation of the broker; broker specific considerations (e.g.; not all brokers are able to execute all types of trades); broker willingness to commit capital; the nature and characteristics of the markets in which the security is traded; the trader’s assessment of whether and how closely the broker likely will follow the trader’s instructions to the broker; confidentiality and the potential for information leakage; the nature or existence of post-trade clearing, settlement, custody and currency convertibility mechanisms; and the provision of additional brokerage and research products and services, if applicable and where allowed by law.

In seeking best execution for portfolio securities transactions, the Adviser or its affiliates may from time to time select a broker that uses a trading method, including algorithmic trading, for which the broker charges a higher commission than its lowest available commission rate. The Adviser or its affiliates also may select a broker that charges more than the lowest commission rate available from another broker. Occasionally the Adviser or its affiliates execute an entire securities transaction with a broker and allocate all or a portion of the transaction and/or related commissions to a second broker where a client does not permit trading with an affiliate of the Adviser or in other limited situations. In those situations, the commission rate paid to the second broker may be higher than the commission rate paid to the executing broker. For futures transactions, the selection of a futures commission merchant is generally based on the overall quality of execution and other services provided by the futures commission merchant. The Adviser or its affiliates execute futures transactions verbally and electronically.

The Acquisition of Brokerage and Research Products and Services

Brokers (who are not affiliates of the Adviser) that execute transactions for a fund managed outside of the European Union may receive higher compensation from the fund than other brokers might have charged the fund, in recognition of the value of the brokerage or research products and services they provide to the Adviser or its affiliates.

Research Products and Services. These products and services may include, when permissible under applicable law, but are not limited to: economic, industry, company, municipal, sovereign (U.S. and non-U.S.), legal, or political research reports; market color; company meeting facilitation; compilation of securities prices, earnings, dividends and similar data; quotation services, data, information and other services; analytical computer software and services; and investment recommendations. In addition to receiving brokerage and research products and services via written reports and computer-delivered services, such reports may also be provided by telephone and in video and in-person meetings with securities analysts, corporate and industry spokespersons, economists, academicians and government representatives and others with relevant professional expertise. The Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service. Some of these brokerage and research products and services supplement the Adviser's or its affiliates' own research activities in providing investment advice to the funds.

Execution Services. In addition, when permissible under applicable law, brokerage and research products and services include those that assist in the execution, clearing, and settlement of securities transactions, as well as other incidental functions (including, but not limited to, communication services related to trade execution, order routing and algorithmic trading, post-trade matching, exchange of messages among brokers or dealers, custodians and institutions, and the use of electronic confirmation and affirmation of institutional trades).

Mixed-Use Products and Services. Although the Adviser or its affiliates do not use fund commissions to pay for products or services that do not qualify as brokerage and research products and services or eligible external research under MiFID II and FCA regulations (as defined below), where allowed by applicable law, they may use commission dollars to obtain certain products or services that are not used exclusively in the Adviser's or its affiliates' investment decision-making process (mixed-use products or services). In those circumstances, the Adviser or its affiliates will make a good faith judgment to evaluate the various benefits and uses to which they intend to put the mixed-use product or service, and will pay for that portion of the mixed-use product or service that does not qualify as brokerage and research products and services or eligible external research with their own resources (referred to as "hard dollars").

Benefit to the Adviser. The Adviser's or its affiliates' expenses likely would be increased if they attempted to generate these additional brokerage and research products and services through their own efforts, or if they paid for these brokerage and research products or services with their own resources. Therefore, an economic incentive exists for the Adviser or its affiliates to select or recommend a broker-dealer based on its interest in receiving the brokerage and research products and services, rather than on the Adviser’s or its affiliates’ funds interest in receiving most favorable execution. The Adviser and its affiliates manage the receipt of brokerage and research products and services and the potential for conflicts through its Commission Uses Program. The Commission Uses Program effectively “unbundles” commissions paid to brokers who provide brokerage and research products and services, i.e., commissions consist of an execution commission, which covers the execution of the trade (including clearance and settlement), and a research charge, which is used to cover brokerage and research products and services. Those brokers have client commission arrangements (each a CCA) in place with the Adviser and its affiliates (each of those brokers referred to as CCA brokers). In selecting brokers for executing transactions on behalf of the fund, the trading desks through which the Adviser or its affiliates may execute trades are instructed to execute portfolio transactions on behalf of the funds based on the quality of execution without any consideration of brokerage and research products and services the CCA broker provides. Commissions paid to a CCA broker include both an execution commission and a research charge, and while the CCA broker receives the entire commission, it retains the execution commission and either credits or transmits the research portion (also known as “soft dollars,”) to a CCA pool maintained by each CCA broker. Soft dollar credits (credits) accumulated in CCA pools are used to pay research expenses. In some cases, the Adviser or its affiliates may request that a broker which is not a party to any particular transaction provide a specific proprietary or third-party product or service, which would be paid with credits from the CCA pool. The administration of brokerage and research products and services is managed separately from the trading desks, and traders have no responsibility for administering the research program, including the payment for research. The Adviser or its affiliates may use a third-party aggregator to facilitate payments to research providers. Where an aggregator is involved, the aggregator would maintain credits in an account that is segregated from the aggregator’s proprietary assets and the assets of its other clients and use those credits to pay research providers as instructed by the Adviser or its affiliates. Furthermore, where permissible under applicable law, certain of the brokerage and research products and services that the Adviser or its affiliates receive are furnished by brokers on their own initiative, either in connection with a particular transaction or as part of their overall services. Some of these brokerage and research products or services may be provided at no additional cost to the Adviser or its affiliates or have no explicit cost associated with them. In addition, the Adviser or its affiliates may request that a broker provide a specific proprietary or third-party product or service, certain of which third-party products or services may be provided by a broker that is not a party to a particular transaction and is not connected with the transacting broker’s overall services.

The Adviser's Decision-Making Process. In connection with the allocation of fund brokerage, the Adviser or its affiliates make a good faith determination that the compensation paid to brokers and dealers is reasonable in relation to the value of the brokerage and/or research products and services provided to the Adviser or its affiliates, viewed in terms of the particular transaction for a fund or the Adviser's or its affiliates' overall responsibilities to that fund or other investment companies and investment accounts for which the Adviser or its affiliates have investment discretion; however, each brokerage and research product or service received in connection with a fund's brokerage may not benefit all funds and certain funds may receive the benefit of the brokerage and research product or services obtained with other funds’ commissions. As required under applicable laws or fund policy, commissions generated by certain funds may only be used to obtain certain brokerage and research products and services. As a result, certain funds may pay more proportionately of certain types of brokerage and research products and services than others, while the overall amount of brokerage and research products and services paid by each fund continues to be allocated equitably. While the Adviser or its affiliates take into account the brokerage and/or research products and services provided by a broker or dealer in determining whether compensation paid is reasonable, neither the Adviser, its affiliates, nor the funds incur an obligation to any broker, dealer, or third party to pay for any brokerage and research product or service (or portion thereof) by generating a specific amount of compensation or otherwise. Typically, for funds managed by the Adviser or its affiliates outside of the European Union or the United Kingdom, these brokerage and research products and services assist the Adviser or its affiliates in terms of their overall investment responsibilities to a fund or any other investment companies and investment accounts for which the Adviser or its affiliates may have investment discretion. Certain funds or investment accounts may use brokerage commissions to acquire brokerage and research products and services that may also benefit other funds or accounts managed by the Adviser or its affiliates, and not every fund or investment account uses the brokerage and research products and services that may have been acquired through that fund’s commissions.

Research Contracts. The Adviser or its affiliates have arrangements with certain third-party research providers and brokers through whom the Adviser or its affiliates effect fund trades, whereby the Adviser or its affiliates may pay with fund commissions or hard dollars for all or a portion of the cost of research products and services purchased from such research providers or brokers. If hard dollar payments are used, the Adviser or its affiliates may still cause a fund to pay more for execution than the lowest commission rate available from the broker providing research products and services to the Adviser or its affiliates, or that may be available from another broker. The Adviser's or its affiliates' determination to pay for research products and services separately is wholly voluntary on the Adviser's or its affiliates' part and may be extended to additional brokers or discontinued with any broker participating in this arrangement.

Funds Managed within the European Union. The Adviser and its affiliates have established policies and procedures relating to brokerage commission uses in compliance with the revised Markets in Financial Instruments Directive in the European Union, commonly referred to as “MiFID II”, as implemented in the United Kingdom through the Conduct of Business Sourcebook Rules of the UK Financial Conduct Authority (the FCA), where applicable.

Funds, or portions thereof, that are managed within the United Kingdom by FMR Investment Management (UK) Limited (FMR UK) use research payment accounts (RPAs) to cover costs associated with equity and high income external research that is consumed by those funds or investment accounts in accordance with MiFID II and FCA regulations. With RPAs, funds pay for external research through a separate research charge that is generally assessed and collected alongside the execution commission1. For funds that use an RPA, FMR UK establishes a research budget. The budget is set by first grouping funds or investment accounts by strategy (e.g., asset allocation, blend, growth, etc.), and then determining what external research is consumed to support the strategies and portfolio management services provided within the European Union or the United Kingdom. In this regard, research budgets are set by research needs and are not otherwise linked to the volume or value of transactions executed on behalf of the fund or investment account. For funds where portions are managed both within and outside of the United Kingdom, external research may be paid using both a CCA and an RPA. Determinations of what is eligible research and how costs are allocated are made in accordance with the Adviser’s and its affiliates’ policies and procedures. Costs for research consumed by funds that use an RPA will be allocated among the funds or investment accounts within defined strategies pro rata based on the assets under management for each fund or investment account. While the research charge paid on behalf of any one fund that uses an RPA varies over time, the overall research charge determined at the fund level on an annual basis will not be exceeded.

FMR UK is responsible for managing the RPA and may delegate its administration to a third-party administrator for the facilitation of the purchase of external research and payments to research providers. RPA assets will be maintained in accounts at a third-party depository institution, held in the name of FMR UK. FMR UK provides on request, a summary of: (i) the providers paid from the RPA; (ii) the total amount they were paid over a defined period; (iii) the benefits and services received by FMR UK; and (iv) how the total amount spent from the RPA compares to the research budget set for that period, noting any rebate or carryover if residual funds remain in the RPA.

Impacted funds, like those funds that participate in CCA pools, may make payments to a broker that include both an execution commission and a research charge, but unlike CCAs (for which research charges may be retained by the CCA broker and credited to the CCA, as described above), the broker will receive separate payments for the execution commission and the research charge and will promptly remit the research charge to the RPA. Assets in the RPA are used to satisfy external research costs consumed by the funds.

If the costs of paying for external research exceed the amount initially agreed in relation to funds in a given strategy, the Adviser or its affiliates may continue to charge those funds or investment accounts beyond the initially agreed amount in accordance with MiFID II, continue to acquire external research for the funds or investment accounts using its own resources, or cease to purchase external research for those funds or investment accounts until the next annual research budget. If assets for specific funds remain in the RPA at the end of a period, they may be rolled over to the next period to offset next year’s research charges for those funds or rebated to those funds.

Funds managed by FMR UK that trade only fixed income securities will not participate in RPAs because fixed income securities trade based on spreads rather than commissions, and thus unbundling the execution commission and research charge is impractical. Therefore, FMR UK and its affiliates have established policies and procedures to ensure that external research that is paid for through RPAs is not made available to FMR UK portfolio managers that manage fixed income funds or investment accounts in any manner inconsistent with MiFID II and FCA regulations.

1The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would be permissible under Section 28(e) of the Securities Exchange Act of 1934 by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage products and services so long as certain conditions were met. Therefore, references to "research charges" as part of the RPA mechanism to satisfy MiFID II requirements can be considered "commissions" for Section 28(e) purposes.

Commission Recapture

From time to time, the Adviser or its affiliates engages in brokerage transactions with brokers (who are not affiliates of the Adviser) who have entered into arrangements with the Adviser or its affiliates under which the broker may rebate a portion of the compensation paid by a fund (commission recapture). Not all brokers with whom a fund trades have been asked to participate in brokerage commission recapture.

Affiliated Transactions

The Adviser or its affiliates place trades with certain brokers, including NFS, through its Fidelity Capital Markets (FCM) division, and Luminex Trading & Analytics LLC (Luminex), with whom they are under common control or otherwise affiliated, provided the Adviser or its affiliates determine that these affiliates' trade-execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms, and that such transactions be executed in accordance with applicable rules under the 1940 Act and procedures adopted by the Board of Trustees of the funds and subject to other applicable law. In addition, from time to time, the Adviser or its affiliates place trades with brokers that use NFS or Fidelity Clearing Canada ULC (FCC) as a clearing agent.

Trades may be executed through alternative trading systems or national securities exchanges in which the Adviser or its affiliates have an interest. Any decision to execute a trade through an alternative trading system or exchange in which the Adviser or its affiliates have an interest would be made in accordance with applicable law, including best execution obligations. For trades placed on such a system or exchange, not limited to ones in which the Adviser or its affiliates may have an ownership interest, the Adviser or its affiliates may benefit in the form of increased valuation(s) of its equity interest, where it has an ownership interest, or other remuneration, including rebates.

The Trustees of each fund have approved procedures whereby a fund is permitted to purchase securities that are offered in underwritings in which an affiliate of the adviser or certain other affiliates participate. In addition, for underwritings where such an affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

Non-U.S. Securities Transactions

To facilitate trade settlement and related activities in non-U.S. securities transactions, the Adviser or its affiliates effect spot foreign currency transactions with foreign currency dealers. In certain circumstances, due to local law and regulation, logistical or operational challenges, or the process for settling securities transactions in certain markets (e.g., short settlement periods), spot currency transactions are effected on behalf of funds by parties other than the Adviser or its affiliates, including funds' custodian banks (working through sub-custodians or agents in the relevant non-U.S. jurisdiction) or broker-dealers that executed the related securities transaction.

Trade Allocation

Although the Trustees and officers of each fund are substantially the same as those of certain other Fidelity® funds, investment decisions for each fund are made independently from those of other Fidelity® funds or investment accounts (including proprietary accounts). The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment adviser, or an affiliate thereof, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security or instrument, the prices and amounts are allocated in accordance with procedures believed by the Adviser to be appropriate and equitable to each fund or investment account. In some cases this could have a detrimental effect on the price or value of the security or instrument as far as a fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds.

Commissions Paid

A fund may pay compensation including both commissions and spreads in connection with the placement of portfolio transactions. The amount of brokerage commissions paid by a fund may change from year to year because of, among other things, changing asset levels, shareholder activity, and/or portfolio turnover.

The following table shows each fund's portfolio turnover rate for the fiscal periods ended August 31, 2021 and 2020. Variations in turnover rate may be due to a fluctuating volume of shareholder purchase and redemption orders, market conditions, and/or changes in the Adviser's investment outlook, as well as changes in mortgage dollar roll transaction volume.

Turnover Rates	2021	2020
Fidelity® SAI Low Duration Income Fund(1)	15%(2)	--
Fidelity® SAI Short-Term Bond Fund(1)	70%	--
Fidelity® SAI Total Bond Fund	180%	214%

(1)  Fund commenced operations on September 15, 2020.

(2)  Annualized.

During the fiscal year ended August 31, 2021, each fund held securities issued by one or more of its regular brokers or dealers or a parent company of its regular brokers or dealers. The following table shows the aggregate value of the securities of the regular broker or dealer or parent company held by a fund as of the fiscal year ended August 31, 2021.

Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
Fidelity® SAI Low Duration Income Fund	Bank of America Corp.	$ 112,633,963
	Barclays PLC	$ 65,827,326
	Citigroup, Inc.	$ 38,352,949
	Goldman Sachs Group, Inc.	$ 123,597,624
	JPMorgan Chase & Co.	$ 78,401,352
	Royal Bank of Canada	$ 15,778,855
Fidelity® SAI Short-Term Bond Fund	Bank of America Corp.	$ 19,664,496
	Barclays PLC	$ 8,001,006
	BNP Paribas	$ 10,555,605
	Citigroup, Inc.	$ 9,425,575
	Deutsche Bank AG	$ 12,301,474
	Goldman Sachs Group, Inc.	$ 19,066,573
	JPMorgan Chase & Co.	$ 17,546,807
	Morgan Stanley	$ 26,047,123
Fidelity® SAI Total Bond Fund	Bank of America Corp.	$ 112,309,963
	Barclays PLC	$ 66,613,445
	Citigroup, Inc.	$ 107,355,503
	Credit Suisse Group	$ 116,516,245
	Deutsche Bank AG	$ 115,414,625
	Goldman Sachs Group, Inc.	$ 197,956,117
	JPMorgan Chase & Co.	$ 132,471,067
	Morgan Stanley	$ 157,025,779

The following table shows the total amount of brokerage commissions paid by each fund, comprising commissions paid on securities and/or futures transactions, as applicable, for the fiscal years ended August 31, 2021, 2020, and the fiscal period October 25, 2018 to August 31, 2019. The total amount of brokerage commissions paid is stated as a dollar amount and a percentage of the fund's average net assets.

Fund	Fiscal Year Ended	Dollar Amount	Percentage of Average Net Assets
Fidelity® SAI Low Duration Income Fund(1)	August 31
	2021	$0	0.00%
Fidelity® SAI Short-Term Bond Fund(1)	August 31
	2021	$0	0.00%
Fidelity® SAI Total Bond Fund(2)	August 31
	2021	$103,345	0.00%
	2020	$118,320	0.00%
	2019	$98,726	0.00%

(1)  Fund commenced operations on September 15, 2020.

(2)  Fund commenced operations on October 25, 2018.

The table below shows the total amount of brokerage commissions paid by each fund to an affiliated broker for the fiscal years ended August 31, 2021, 2020, and the fiscal period October 25, 2018 to August 31, 2019. The table also shows the approximate amount of aggregate brokerage commissions paid by a fund to an affiliated broker as a percentage of the approximate aggregate dollar amount of transactions for which the fund paid brokerage commissions as well as the percentage of transactions effected by a fund through an affiliated broker, in each case for the fiscal year ended 2021. Affiliated brokers are paid on a commission basis.

Fund(s)	Fiscal Year End Aug 31	Broker	Affiliated With	Commissions	Percentage of Aggregate Brokerage Commissions	Percentage of Aggregate Dollar Amount of Brokerage Transactions
Fidelity® SAI Low Duration Income Fund(1)	2021	FCM	FMR LLC	$0	0.00%	0.00%
	2021	Luminex	FMR LLC	$0	0.00%	0.00%
Fidelity® SAI Short-Term Bond Fund(1)	2021	FCM	FMR LLC	$0	0.00%	0.00%
	2021	Luminex	FMR LLC	$0	0.00%	0.00%
Fidelity® SAI Total Bond Fund(2)	2021	FCM	FMR LLC	$264	0.26%	0.01%
	2021	Luminex	FMR LLC	$69	0.07%	0.00%
	2020	FCM	FMR LLC	$5
	2020	Luminex	FMR LLC	$0
	2019	FCM	FMR LLC	$4
	2019	Luminex	FMR LLC	$0

(1)  Fund commenced operations on September 15, 2020.

(2)  Fund commenced operations on October 25, 2018.

The following table shows the dollar amount of brokerage commissions paid to firms that may have provided research or brokerage services and the approximate dollar amount of the transactions involved for the fiscal year ended 2021.

Fund	Fiscal Year Ended	$ Amount of Commissions Paid to Firms for Providing Research or Brokerage Services	$ Amount of Brokerage Transactions Involved
Fidelity® SAI Low Duration Income Fund(1)	August 31, 2021	$0	$0
Fidelity® SAI Short-Term Bond Fund(1)	August 31, 2021	$0	$0
Fidelity® SAI Total Bond Fund	August 31, 2021	$2,223	$3,888,247

(1)  Fund commenced operations on September 15, 2020.

The following table shows the brokerage commissions that were allocated for research or brokerage services for the twelve-month period ended June 30, 2021.

Fund	Twelve Month Period Ended	$ Amount of Commissions Allocated for Research or Brokerage Services(1)
Fidelity® SAI Low Duration Income Fund(2)	June 30, 2021	$0
Fidelity® SAI Short-Term Bond Fund(2)	June 30, 2021	$0
Fidelity® SAI Total Bond Fund	June 30, 2021	$505

(1)  The staff of the SEC addressed concerns that reliance on an RPA mechanism to pay for research would not be deemed a “commission” for purposes of Section 28(e) by indicating that they would not recommend enforcement against investment advisers who used an RPA to pay for research and brokerage services so long as certain conditions were met. Therefore, references to “research charges” as part of the RPA mechanism to satisfy MiFID II requirements can be considered commissions for Section 28(e) purposes.

(2)  Fund commenced operations on September 15, 2020.

VALUATION

The NAV is the value of a single share. NAV is computed by adding the value of a fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

The Board of Trustees has ultimate responsibility for pricing, but has delegated day-to-day valuation responsibilities to FMR. FMR has established the FMR Fair Value Committee (the Committee) to fulfill these responsibilities.

Shares of open-end investment companies (including any underlying central funds) held by a fund are valued at their respective NAVs. If an underlying fund's NAV is unavailable, shares of that underlying fund will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies.

Generally, other portfolio securities and assets held by a fund, as well as portfolio securities and assets held by an underlying central fund, are valued as follows:

Most equity securities are valued at the official closing price or the last reported sale price or, if no sale has occurred, at the last quoted bid price on the primary market or exchange on which they are traded.

Debt securities and other assets for which market quotations are readily available may be valued at market values in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, debt securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available may be valued at amortized cost, which approximates current value.

Futures contracts are valued at the settlement or closing price. Options are valued at their market quotations, if available. Swaps are valued daily using quotations received from independent pricing services or recognized dealers.

Prices described above are obtained from pricing services that have been approved by the Board of Trustees. A number of pricing services are available and the funds may use more than one of these services. The funds may also discontinue the use of any pricing service at any time. A fund's adviser engages in oversight activities with respect to the fund's pricing services, which includes, among other things, testing the prices provided by pricing services prior to calculation of a fund's NAV, conducting periodic due diligence meetings, and periodically reviewing the methodologies and inputs used by these services.

Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies are translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by a pricing service as of the close of the New York Stock Exchange (NYSE), which uses a proprietary model to determine the exchange rate. Forward foreign currency exchange contracts are valued at an interpolated rate based on days to maturity between the closest preceding and subsequent settlement period reported by the third party pricing service.

Other portfolio securities and assets for which market quotations, official closing prices, or information furnished by a pricing service are not readily available or, in the opinion of the Committee, are deemed unreliable will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. For example, if, in the opinion of the Committee, a security's value has been materially affected by events occurring before a fund's pricing time but after the close of the exchange or market on which the security is principally traded, that security will be fair valued in good faith by the Committee in accordance with applicable fair value pricing policies. In fair valuing a security, the Committee may consider factors including price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers, and off-exchange institutional trading.

In determining the fair value of a private placement security for which market quotations are not available, the Committee generally applies one or more valuation methods including the market approach, income approach and cost approach. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

Each fund's adviser reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the fund’s investments and ratifies the fair value determinations of the Committee.

BUYING AND SELLING INFORMATION

Shares are offered exclusively to certain clients of the Adviser or its affiliates.

Investors participating in a discretionary investment program are charged an annual advisory fee based on a percentage of the average market value of assets in their account. The stated fee is then reduced by a credit reflecting the amount of fees, if any, received by the Adviser or its affiliates from mutual funds for investment management or certain other services.

A fund may make redemption payments in whole or in part in readily marketable securities or other property pursuant to procedures approved by the Trustees if FMR determines it is in the best interests of the fund. Such securities or other property will be valued for this purpose as they are valued in computing each fund's NAV. Shareholders that receive securities or other property will realize, upon receipt, a gain or loss for tax purposes, and will incur additional costs and be exposed to market risk prior to and upon the sale of such securities or other property.

Each fund, in its discretion, may determine to issue its shares in kind in exchange for securities held by the purchaser having a value, determined in accordance with the fund's policies for valuation of portfolio securities, equal to the purchase price of the fund shares issued. A fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, a fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the fund, along with the securities. Shares purchased in exchange for securities in kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

DISTRIBUTIONS AND TAXES

Dividends. Because each fund's income is primarily derived from interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders or the long-term capital gains tax rates available to individuals. Short-term capital gains are taxable at ordinary income tax rates. A portion of each fund's dividends may be exempt from state and local taxation to the extent that they are derived from certain U.S. Government securities and meet certain requirements. Distributions by a fund to tax-advantaged retirement plan accounts are not taxable currently (but you may be taxed later, upon withdrawal of your investment from such account).

Capital Gain Distributions. Unless your shares of a fund are held in a tax-advantaged retirement plan, each fund's long-term capital gain distributions are federally taxable to shareholders generally as capital gains.

Returns of Capital. If a fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold in taxable accounts.

Foreign Tax Credit or Deduction. Foreign governments may impose withholding taxes on dividends and interest earned by a fund with respect to foreign securities held directly by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities held directly by a fund. Because each fund does not currently anticipate that securities of foreign issuers or underlying regulated investment companies will constitute more than 50% of its total assets at the end of its fiscal year, or fiscal quarter, respectively, shareholders should not expect to be eligible to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.

Tax Status of the Funds. Each fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis (if the fiscal year is other than the calendar year), and intends to comply with other tax rules applicable to regulated investment companies.

Other Tax Information. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. It is up to you or your tax preparer to determine whether the sale of shares of a fund resulted in a capital gain or loss or other tax consequence to you. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 178 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Abigail P. Johnson is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Arthur E. Johnson serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity's high income and other equity funds. The asset allocation funds may invest in Fidelity® funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

Abigail P. Johnson (1961)

Year of Election or Appointment: 2009

Trustee

Chairman of the Board of Trustees

Ms. Johnson also serves as Trustee of other Fidelity® funds. Ms. Johnson serves as Chairman (2016-present), Chief Executive Officer (2014-present), and Director (2007-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of Fidelity Management & Research Company LLC (investment adviser firm, 2011-present). Previously, Ms. Johnson served as Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-2019), Vice Chairman (2007-2016) and President (2013-2016) of FMR LLC, President and a Director of Fidelity Management & Research Company (2001-2005), a Trustee of other investment companies advised by Fidelity Management & Research Company, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity® funds (2001-2005), and managed a number of Fidelity® funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Year of Election or Appointment: 2016

Trustee

Ms. McAuliffe also serves as Trustee of other Fidelity® funds and as Trustee of Fidelity Charitable (2020-present). Previously, Ms. McAuliffe served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company), Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo and Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe previously served as a member of the Advisory Board of certain Fidelity® funds (2016). Ms. McAuliffe was previously a lawyer at Ropes & Gray LLP and currently serves as director or trustee of several not-for-profit entities.

* Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Elizabeth S. Acton (1951)

Year of Election or Appointment: 2013

Trustee

Ms. Acton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Acton served as Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011) and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Ms. Acton previously served as a member of the Advisory Board of certain Fidelity® funds (2013-2016).

Ann E. Dunwoody (1953)

Year of Election or Appointment: 2018

Trustee

General Dunwoody also serves as Trustee of other Fidelity® funds. General Dunwoody (United States Army, Retired) was the first woman in U.S. military history to achieve the rank of four-star general and prior to her retirement in 2012 held a variety of positions within the U.S. Army, including Commanding General, U.S. Army Material Command (2008-2012). General Dunwoody currently serves as President of First to Four LLC (leadership and mentoring services, 2012-present), a member of the Board and Nomination and Corporate Governance Committees of Kforce Inc. (professional staffing services, 2016-present) and a member of the Board of Automattic Inc. (software engineering, 2018-present). Previously, General Dunwoody served as a member of the Advisory Board and Nominating and Corporate Governance Committee of L3 Technologies, Inc. (communication, electronic, sensor and aerospace systems, 2013-2019) and a member of the Board and Audit and Sustainability and Corporate Responsibility Committees of Republic Services, Inc. (waste collection, disposal and recycling, 2013-2016). Ms. Dunwoody also serves on several boards for non-profit organizations, including as a member of the Board, Chair of the Nomination and Governance Committee and a member of the Audit Committee of Logistics Management Institute (consulting non-profit, 2012-present), a member of the Council of Trustees for the Association of the United States Army (advocacy non-profit, 2013-present), a member of the Board of Florida Institute of Technology (2015-present) and a member of the Board of ThanksUSA (military family education non-profit, 2014-present). General Dunwoody previously served as a member of the Advisory Board of certain Fidelity® funds (2018).

John Engler (1948)

Year of Election or Appointment: 2014

Trustee

Mr. Engler also serves as Trustee of other Fidelity® funds. Previously, Mr. Engler served as Governor of Michigan (1991-2003), President of the Business Roundtable (2011-2017) and interim President of Michigan State University (2018-2019). Mr. Engler currently serves as a member of the Board of Stride, Inc. (formerly K12 Inc.) (technology-based education company, 2012-present). Previously, Mr. Engler served as a member of the Board of Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-2019) and Trustee of The Munder Funds (2003-2014). Mr. Engler previously served as a member of the Advisory Board of certain Fidelity® funds (2014-2016).

Robert F. Gartland (1951)

Year of Election or Appointment: 2010

Trustee

Mr. Gartland also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007), including Managing Director (1987-2007) and Chase Manhattan Bank (1975-1978). Mr. Gartland previously served as Chairman and an investor in Gartland & Mellina Group Corp. (consulting, 2009-2019), as a member of the Board of National Securities Clearing Corporation (1993-1996) and as Chairman of TradeWeb (2003-2004).

Arthur E. Johnson (1947)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Johnson also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). Mr. Johnson currently serves as a member of the Board of Booz Allen Hamilton (management consulting, 2011-present). Mr. Johnson previously served as a member of the Board of Eaton Corporation plc (diversified power management, 2009-2019) and a member of the Board of AGL Resources, Inc. (holding company, 2002-2016). Mr. Johnson previously served as Vice Chairman (2015-2018) of the Independent Trustees of certain Fidelity® funds. Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Year of Election or Appointment: 2009

Trustee

Vice Chairman of the Independent Trustees

Mr. Kenneally also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management and as Executive Vice President and Chief Investment Officer for Bank of America Corporation, where he was responsible for the bank’s money-management products. Previously at Bank of America, Mr. Kenneally managed the principal investment research functions and also spent more than a decade as portfolio manager for various equity and fixed-income funds and institutional accounts. He began his career as a research analyst in 1983 and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

Marie L. Knowles (1946)

Year of Election or Appointment: 2001

Trustee

Ms. Knowles also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Knowles held several positions at Atlantic Richfield Company (diversified energy), including Executive Vice President and Chief Financial Officer (1996-2000), Senior Vice President (1993-1996) and President of ARCO Transportation Company (pipeline and tanker operations, 1993-1996). Ms. Knowles currently serves as a member of the Board of McKesson Corporation (healthcare service, since 2002), a member of the Board of the Santa Catalina Island Company (real estate, 2009-present), a member of the Investment Company Institute Board of Governors and a member of the Governing Council of the Independent Directors Council (2014-present). Ms. Knowles also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Ms. Knowles previously served as Chairman (2015-2018) and Vice Chairman (2012-2015) of the Independent Trustees of certain Fidelity® funds.

Mark A. Murray (1954)

Year of Election or Appointment: 2016

Trustee

Mr. Murray also serves as Trustee of other Fidelity® funds. Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016), President (2006-2013) and Vice Chairman (2013-2020) of Meijer, Inc. Mr. Murray serves as a member of the Board (2009-present) and Public Policy and Responsibility Committee (2009-present) and Chair of the Nuclear Review Committee (2019-present) of DTE Energy Company (diversified energy company). Mr. Murray previously served as a member of the Board of Spectrum Health (not-for-profit health system, 2015-2019) and as a member of the Board and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-2016). Mr. Murray also serves as a member of the Board of many community and professional organizations. Mr. Murray previously served as a member of the Advisory Board of certain Fidelity® funds (2016).

+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Robert W. Helm (1957)

Year of Election or Appointment: 2021

Member of the Advisory Board

Mr. Helm also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Helm was formerly Deputy Chairman (2003-2020), partner (1991-2020) and an associate (1984-1991) of Dechert LLP (formerly Dechert Price & Rhoads). Mr. Helm currently serves on boards and committees of several not-for-profit organizations.

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

David J. Carter (1973)

Year of Election or Appointment: 2020

Assistant Secretary

Mr. Carter also serves as Assistant Secretary of other funds. Mr. Carter serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2005-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

President and Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); and CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jamie Pagliocco (1964)

Year of Election or Appointment: 2020

Vice President

Mr. Pagliocco also serves as Vice President of other funds. Mr. Pagliocco serves as President of Fixed Income (2020-present), and is an employee of Fidelity Investments (2001-present). Previously, Mr. Pagliocco served as Co-Chief Investment Officer – Bond (2017-2020), Global Head of Bond Trading (2016-2019), and as a portfolio manager.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company LLC (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2016-2019), as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche LLP (accounting firm, 2005-2013).

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present).

Standing Committees of the Trustees. The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has four standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Mr. Kenneally currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and FMR and its affiliates, including matters involving potential claims of one or more funds (e.g. for reimbursements of expenses or losses) against FMR, and reviews proposed contracts and the proposed continuation of contracts between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds' Chief Compliance Officer (CCO). The committee (i) serves as a primary point of contact (generally after the Independent Trustee who serves as a liaison for the CCO) for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO's compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO. During the fiscal year ended August 31, 2021, the committee held 12 meeting(s).

The Audit Committee is composed of all of the Independent Trustees, with Ms. Acton currently serving as Chair. At least one committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair or a majority of committee members. The committee meets separately, at least annually, with the funds' Treasurer, with the funds' Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds' outside auditors, and with the funds' CCO. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds' service providers (to the extent such controls impact the funds' financial statements); (ii) the funds' auditors and the annual audits of the funds' financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund's financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. It oversees and receives reports on the funds' service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds' ability to record, process, summarize, and report financial data; (ii) any change in the fund's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund's internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds' or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds' financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds' financial reporting process from the funds' Treasurer and outside auditors and will oversee the resolution of any disagreements concerning financial reporting among applicable parties. The committee will discuss with FMR, the funds' Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds' outside auditor, internal audit personnel of FMR LLC and legal counsel, as appropriate, matters related to the audits of the funds' financial statements. The committee will discuss regularly and oversee the review of the internal controls of the funds and their service providers with respect to accounting, financial matters and risk management programs related to the funds. The committee will review periodically the funds' major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal year ended August 31, 2021, the committee held four meeting(s).

The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Murray currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee reviews and approves annually Fair Value Committee Policies recommended by the FMR Fair Value Committee and oversees particular valuations or fair valuation methodologies employed by the FMR Fair Value Committee as circumstances may require. The Committee also reviews actions taken by the FMR Fair Value Committee. The Committee does not oversee the day-to-day operational aspects of the valuation and calculation of the net asset value of the funds, which have been delegated to the FMR Fair Value Committee and Fidelity Service Company, Inc. (FSC). During the fiscal year ended August 31, 2021, the committee held six meeting(s).

The Governance and Nominating Committee is composed of Messrs. Kenneally (Chair) and Gartland (Vice Chair), and Ms. Acton. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It monitors the performance of legal counsel employed by both the funds and the Independent Trustees. The committee will engage and oversee any counsel utilized by the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee also approves Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee oversees compliance with the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee reviews the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee's responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning "recommended practices" in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds' or the Board of Trustees' policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee's scope of responsibilities, and may retain, at the funds' expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal year ended August 31, 2021, the committee held ten meeting(s).

The following table sets forth information describing the dollar range of equity securities beneficially owned by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen by the Trustee for the calendar year ended December 31, 2020.

Interested Trustees
DOLLAR RANGE OF FUND SHARES	JonathanChiel	Abigail P.Johnson	JenniferToolin McAuliffe
Fidelity® SAI Low Duration Income Fund	none	none	none
Fidelity® SAI Short-Term Bond Fund	none	none	none
Fidelity® SAI Total Bond Fund	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000
Independent Trustees
DOLLAR RANGE OF FUND SHARES	Elizabeth S.Acton	Ann E.Dunwoody	JohnEngler	Robert F.Gartland
Fidelity® SAI Low Duration Income Fund	$50,001 - $100,000	none	none	over $100,000
Fidelity® SAI Short-Term Bond Fund	none	none	none	none
Fidelity® SAI Total Bond Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000
DOLLAR RANGE OF FUND SHARES	Arthur E.Johnson	Michael E.Kenneally	Marie L.Knowles	Mark A.Murray
Fidelity® SAI Low Duration Income Fund	none	none	none	none
Fidelity® SAI Short-Term Bond Fund	none	none	none	none
Fidelity® SAI Total Bond Fund	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $100,000	over $100,000	over $100,000	over $100,000

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board (if any) for his or her services for the fiscal year ended August 31, 2021, or calendar year ended December 31, 2020, as applicable.

Compensation Table(1)
AGGREGATE COMPENSATION FROM A FUND	Elizabeth S.Acton	Ann E.Dunwoody	JohnEngler	Robert F.Gartland
Fidelity® SAI Low Duration Income Fund(2)	$982	$904	$904	$934
Fidelity® SAI Short-Term Bond Fund(2)	$429	$395	$395	$408
Fidelity® SAI Total Bond Fund	$4,657	$4,292	$4,292	$4,429
TOTAL COMPENSATION FROM THE FUND COMPLEX(3)	$513,000	$471,500	$471,500	$484,000
AGGREGATE COMPENSATION FROM A FUND	Robert W.Helm(4)	Arthur E.Johnson	Michael E.Kenneally	Marie L.Knowles
Fidelity® SAI Low Duration Income Fund(2)	$265	$1,127	$1,031	$979
Fidelity® SAI Short-Term Bond Fund(2)	$116	$492	$451	$428
Fidelity® SAI Total Bond Fund	$1,036	$5,340	$4,884	$4,590
TOTAL COMPENSATION FROM THE FUND COMPLEX(3)	--	$584,000	$534,000	$498,500
AGGREGATE COMPENSATION FROM A FUND	Mark A.Murray
Fidelity® SAI Low Duration Income Fund(2)	$904
Fidelity® SAI Short-Term Bond Fund(2)	$395
Fidelity® SAI Total Bond Fund	$4,292
TOTAL COMPENSATION FROM THE FUND COMPLEX(3)	$471,500

(1)  Jonathan Chiel, Abigail P. Johnson, and Jennifer Toolin McAuliffe are interested persons and are compensated by Fidelity.

(2)  Estimated for the fund's first full fiscal year.

(3)  Reflects compensation received for the calendar year ended December 31, 2020 for 280 funds of 31 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: Elizabeth S. Acton, $120,000; Ann E. Dunwoody, $245,099; Robert F. Gartland, $180,000; Michael E. Kenneally $120,000; and Mark A. Murray, $245,099.

(4)  Mr. Helm serves as a Member of the Advisory Board of Fidelity Salem Street Trust effective June 1, 2021.

As of August 31, 2021, the Trustees, Members of the Advisory Board (if any), and officers of each fund owned, in the aggregate, less than 1% of each class's total outstanding shares, with respect to each fund.

As of August 31, 2021, the following owned of record and/or beneficially 5% or more of the outstanding shares:

Fund Name	Owner Name	City	State	Ownership %
Fidelity® SAI Short-Term Bond Fund	STRATEGIC ADVISERS® SHORT DURATION FUND	BOSTON	MA	15.47%
Fidelity® SAI Total Bond Fund	STRATEGIC ADVISERS® FIDELITY® CORE INCOME FUND	BOSTON	MA	64.28%
Fidelity® SAI Total Bond Fund	STRATEGIC ADVISERS® CORE INCOME FUND	BOSTON	MA	35.44%

As of August 31, 2021, the following owned of record and/or beneficially 25% or more of the outstanding shares:

Fund Name	Owner Name	City	State	Ownership %
Fidelity® SAI Total Bond Fund	STRATEGIC ADVISERS® FIDELITY® CORE INCOME FUND	BOSTON	MA	64.28%
Fidelity® SAI Total Bond Fund	STRATEGIC ADVISERS® CORE INCOME FUND	BOSTON	MA	35.44%

A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.

CONTROL OF INVESTMENT ADVISERS

FMR LLC, as successor by merger to FMR Corp., is the ultimate parent company of FMR, FMR UK, Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), and Fidelity Management & Research (Japan) Limited (FMR Japan). The voting common shares of FMR LLC are divided into two series. Series B is held predominantly by members of the Johnson family, including Abigail P. Johnson, directly or through trusts, and is entitled to 49% of the vote on any matter acted upon by the voting common shares. Series A is held predominantly by non-Johnson family member employees of FMR LLC and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B shares will be voted in accordance with the majority vote of Series B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting securities of that company. Therefore, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR LLC.

At present, the primary business activities of FMR LLC and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

FMR, FMR UK, FMR H.K., FMR Japan, Fidelity Distributors Company LLC (FDC), and the funds have adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing, and restricts certain transactions. Employees subject to the code of ethics, including Fidelity investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the funds.

MANAGEMENT CONTRACTS

Each fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

Management Services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, has overall responsibility for directing the investments of the fund in accordance with its investment objective, policies and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are interested persons of the trust or of FMR, and compensates all personnel of each fund or FMR performing services relating to research, statistical and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. In addition to the management fee payable to FMR and the fees payable to the transfer agent and pricing and bookkeeping agent, and the costs associated with securities lending, as applicable, a fund pays all of its expenses that are not assumed by those parties. A fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor, and Independent Trustees. A fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders. Other expenses paid by a fund include interest, taxes, brokerage commissions, fees and expenses associated with the fund's securities lending program, if applicable, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. A fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

Management Fees.

For the services of FMR under the management contract, Fidelity® SAI Low Duration Income Fund pays FMR a monthly management fee at the annual rate of 0.30% of the fund's average net assets throughout the month.

For the services of FMR under the management contract, Fidelity® SAI Short-Term Bond Fund and Fidelity® SAI Total Bond Fund each pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of a group of registered investment companies with which FMR has management contracts.

The following is the fee schedule for Fidelity® SAI Short-Term Bond Fund and Fidelity® SAI Total Bond Fund:

GROUP FEE RATE SCHEDULE				EFFECTIVE ANNUAL FEE RATES
Average Group Assets			Annualized Rate	Group Net Assets	Effective Annual Fee Rate
0	-	$3 billion	.3700%	$1 billion	.3700%
3	-		6.3400	50.2188
6	-		9.3100	100.1869
9	-		12.2800	150.1736
12	-		15.2500	200.1652
15	-		18.2200	250.1587
18	-		21.2000	300.1536
21	-		24.1900	350.1494
24	-		30.1800	400.1459
30	-		36.1750	450.1427
36	-		42.1700	500.1399
42	-		48.1650	550.1372
48	-		66.1600	600.1349
66	-		84.1550	650.1328
84	-		120.1500	700.1309
120	-		156.1450	750.1291
156	-		192.1400	800.1275
192	-		228.1350	850.1260
228	-		264.1300	900.1246
264	-		300.1275	950.1233
300	-		336.1250	1,000.1220
336	-		372.1225	1,050.1209
372	-		408.1200	1,100.1197
408	-		444.1175	1,150.1187
444	-		480.1150	1,200.1177
480	-		516.1125	1,250.1167
516	-		587.1100	1,300.1158
587	-		646.1080	1,350.1149
646	-		711.1060	1,400.1141
711	-		782.1040	1,450.1132
782	-		860.1020	1,500.1125
860	-		946.1000	1,550.1117
946	-		1,041.0980	1,600.1110
1,041	-		1,145.0960	1,650.1103
1,145	-		1,260.0940	1,700.1096
1,260	-		1,386.0920	1,750.1089
1,386	-		1,525.0900	1,800.1083
1,525	-		1,677.0880	1,850.1077
1,677	-		1,845.0860	1,900.1070
1,845	-		2,030.0840	1,950.1065
Over			2,030.0820	2,000.1059

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $3,237 billion of group net assets - the approximate level for August 2021 - was 0.0968%, which is the weighted average of the respective fee rates for each level of group net assets up to $3,237 billion.

The individual fund fee rate for each of Fidelity® SAI Short-Term Bond Fund and Fidelity® SAI Total Bond Fund is set forth in the following table. Based on the average group net assets for August 2021, a fund's annual management fee rate would be calculated as follows:

Fund	Group Fee Rate		Individual Fund Fee Rate		Management Fee Rate
Fidelity® SAI Short-Term Bond Fund	0.0968%	+	0.2000%	=	0.2968%
Fidelity® SAI Total Bond Fund	0.0968%	+	0.2000%	=	0.2968%

One-twelfth of the management fee rate is applied to the fund's average net assets for the month, giving a dollar amount which is the fee for that month.

The following table shows the amount of management fees paid by a fund for the fiscal years ended August 31, 2021, 2020, and the fiscal period October 25, 2018 to August 31, 2019 to its current manager and prior affiliated manager(s), if any.

Fund	Fiscal Years Ended August 31	Management Fees Paid to Investment Adviser
Fidelity® SAI Low Duration Income Fund	2021(1)	$10,695,298
Fidelity® SAI Short-Term Bond Fund	2021(1)	$4,637,288
Fidelity® SAI Total Bond Fund	2021	$49,656,658
	2020	$45,213,579
	2019(2)	$33,026,858

(1)  Fund commenced operations on September 15, 2020.

(2)  Fund commenced operations on October 25, 2018.

FMR may, from time to time, voluntarily reimburse all or a portion of a fund's or, in the case of a multiple class fund, a class's operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns and yield, and repayment of the reimbursement will decrease returns and yield.

Sub-Advisers - FMR UK, FMR H.K., and FMR Japan. On behalf of each fund, FMR has entered into sub-advisory agreements with FMR H.K. and FMR Japan. On behalf of each fund, FMR has entered into a sub-advisory agreement with FMR UK. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the fund (discretionary services). FMR, and not the fund, pays the sub-advisers.

Currently, FMR UK has day-to-day responsibility for choosing certain types of investments for Fidelity® SAI Total Bond Fund.

David DeBiase is co-manager of Fidelity ® SAI Low Duration Income Fund and Fidelity® SAI Short-Term Bond Fund and receives compensation for those services. Robert Galusza is co-manager of Fidelity ® SAI Low Duration Income Fund and Fidelity® SAI Short-Term Bond Fund and receives compensation for those services. Julian Potenza is co-manager of Fidelity ® SAI Low Duration Income Fund and Fidelity® SAI Short-Term Bond Fund and receives compensation for those services. Michael Foggin is co-manager of Fidelity® SAI Total Bond Fund and receives compensation for those services. Celso Munoz is co-manager of Fidelity® SAI Total Bond Fund and receives compensation for those services. Ford O’Neil is co-manager of Fidelity® SAI Total Bond Fund and receives compensation for those services. As of August 31, 2021, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

Each portfolio manager’s base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other FMR taxable bond funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FMR. The portion of each portfolio manager’s bonus that is linked to the investment performance of the fund is based on the pre-tax investment performance of the fund measured against the benchmark index identified below for the fund.

Fund / Benchmark Index

Fidelity® SAI Low Duration Income Fund / Bloomberg U.S. Treasury Bill: 6-9 Months Index

Fidelity® SAI Short-Term Bond Fund / Bloomberg U.S. 1-3 Year Government/Credit Bond Index

Fidelity® SAI Total Bond Fund / Bloomberg U.S. Universal Bond Index

Michael Weaver is co-manager of Fidelity® SAI Total Bond Fund and receives compensation for managing the high income bond investments of the fund. As of August 31, 2021, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager’s compensation may be deferred based on criteria established by FMR or at the election of the portfolio manager.

The portfolio manager’s base salary is determined by level of responsibility and tenure at FMR or its affiliates. The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index or within a defined peer group assigned to each fund or account, and (ii) the investment performance of other FMR high yield funds and accounts. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to the portfolio manager’s tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over the portfolio manager’s tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with the portfolio manager’s tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index or a peer group. A smaller, subjective component of the portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FMR. The portion of Mr. Weaver’s bonus that is linked to the investment performance of Fidelity® SAI Total Bond Fund is based on the pre-tax investment performance of the fund’s assets allocated to the high income asset class of the fund within the Lipper℠ High Yield Funds.

Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FMR’s parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in a fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FMR or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.

Portfolio managers may receive interests in certain funds or accounts managed by FMR or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FMR, its affiliates or their (or their fund clients’) respective directors, officers or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FMR or its affiliates, including accounts sub-advised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FMR’s and its affiliates’ client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.

A conflict of interest situation is presented when FMR or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FMR investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FMR for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FMR has adopted policies and procedures and maintains a compliance program designed to help manage such actual and potential conflicts of interest.

The following table provides information relating to other accounts managed by Mr. DeBiase as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	12	6	49
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$29,374	$3,006	$45,591
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® SAI Low Duration Income Fund ($4,225 (in millions) assets managed) and Fidelity® SAI Short-Term Bond Fund ($1,844 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® SAI Low Duration Income Fund beneficially owned by Mr. DeBiase was none. As of August 31, 2021, the dollar range of shares of Fidelity® SAI Short-Term Bond Fund beneficially owned by Mr. DeBiase was none.

The following table provides information relating to other accounts managed by Mr. Galusza as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	12	6	52
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$29,374	$3,006	$46,369
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® SAI Low Duration Income Fund ($4,225 (in millions) assets managed) and Fidelity® SAI Short-Term Bond Fund ($1,844 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® SAI Low Duration Income Fund beneficially owned by Mr. Galusza was none. As of August 31, 2021, the dollar range of shares of Fidelity® SAI Short-Term Bond Fund beneficially owned by Mr. Galusza was none.

The following table provides information relating to other accounts managed by Mr. Potenza as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	12	6	48
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$29,374	$3,006	$45,648
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® SAI Low Duration Income Fund ($4,225 (in millions) assets managed) and Fidelity® SAI Short-Term Bond Fund ($1,844 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® SAI Low Duration Income Fund beneficially owned by Mr. Potenza was none. As of August 31, 2021, the dollar range of shares of Fidelity® SAI Short-Term Bond Fund beneficially owned by Mr. Potenza was none.

The following table provides information relating to other accounts managed by Mr. Foggin as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	9	7	4
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$4,645	$7,612	$1,141
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® SAI Total Bond Fund ($503 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® SAI Total Bond Fund beneficially owned by Mr. Foggin was none.

The following table provides information relating to other accounts managed by Mr. Munoz as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	8	3	10
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$109,437	$8,301	$7,372
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® SAI Total Bond Fund ($17,872 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® SAI Total Bond Fund beneficially owned by Mr. Munoz was none.

The following table provides information relating to other accounts managed by Mr. O'Neil as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	13	10	7
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$134,246	$11,925	$3,460
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes Fidelity® SAI Total Bond Fund ($17,872 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® SAI Total Bond Fund beneficially owned by Mr. O'Neil was none.

The following table provides information relating to other accounts managed by Mr. Weaver as of August 31, 2021:

	Registered Investment Companies*	Other Pooled Investment Vehicles	Other Accounts
Number of Accounts Managed	17	5	8
Number of Accounts Managed with Performance-Based Advisory Fees	none	none	none
Assets Managed (in millions)	$19,646	$1,571	$1,732
Assets Managed with Performance-Based Advisory Fees (in millions)	none	none	none

* Includes assets of Fidelity® SAI Total Bond Fund managed by Mr. Weaver ($1,209 (in millions) assets managed). The amount of assets managed of the fund reflects trades and other assets as of the close of the business day prior to the fund’s fiscal year-end.

As of August 31, 2021, the dollar range of shares of Fidelity® SAI Total Bond Fund beneficially owned by Mr. Weaver was none.

PROXY VOTING GUIDELINES

Fidelity® Funds' Proxy Voting Guidelines

I. Introduction

These guidelines are intended to help Fidelity’s customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 70 years. In particular, these guidelines are animated by two fundamental principles: 1) putting first the long-term interests of our customers and fund shareholders; and 2) investing in companies that share our approach to creating value over the long-term. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation.

In evaluating proxies, we recognize that companies can conduct themselves in ways that have important environmental and social consequences. While Fidelity always remains focused on maximizing long-term shareholder value, we also consider potential environmental, social and governance (ESG) impacts that we believe are material to individual companies and investing funds' investment objectives and strategies.

Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.

II. Board of Directors and Corporate Governance

Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help ensure accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders’ rights. The following general guidelines are intended to reflect these proxy voting principles.

A. Election of Directors

Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders.

Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:

1. Inside or affiliated directors serve on boards that are not composed of a majority of independent directors.

2. There are no women on the board or if a board of ten or more members has fewer than two women directors.

3. The director is a public company CEO who sits on more than two unaffiliated public company boards.

Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:

1. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

2. The company made a commitment to modify a proposal or practice to conform to these guidelines, and failed to act on that commitment.

3. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.

B. Contested Director Elections

On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds’ assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:

1. Management’s track record and strategic plan for enhancing shareholder value;

2. The long-term performance of the company compared to its industry peers; and

3. The qualifications of the shareholder’s and management’s nominees.

Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.

C. Cumulative Voting Rights

Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.

D. Classified Boards

A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election. Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board’s adoption of a classified board structure and support declassification of existing boards.

E. Independent Chairperson

In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.

F. Majority Voting in Director Elections

In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company’s board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.

G. Proxy Access

Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company’s proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company’s shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.

H. Indemnification of Directors and Officers

In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).

III. Compensation

Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.

A. Equity Compensation Plans

Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:

1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate (“burn rate”) considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.

2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.

3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.

As to stock option plans, considerations include the following:

1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.

2. Re-pricing: An “out-of-the-money” (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.

Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:

1. Whether the proposal excludes senior management and directors;

2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;

3. The company's relative performance compared to other companies within the relevant industry or industries;

4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and

5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.

B. Employee Stock Purchase Plans

These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing “best practices” in that market) of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's stock.

IV. Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote

Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:

- The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;

- The alignment of executive compensation and company performance relative to peers; and

- The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.

When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.

A. Compensation Committee

Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.

Fidelity will oppose the election of directors on the compensation committees if:

1. The company has not adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation.

2. Within the last year, and without shareholder approval, a company's board of directors or compensation committee has either:

a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or

b) Adopted or extended a golden parachute.

B. Executive Severance Agreements

Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as “golden parachutes.” Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

V. Environmental and Social Issues

Grounded in our Stewardship Principles, these guidelines outline our views on corporate governance. As part of our efforts to maximize long-term shareholder value, we incorporate environmental and social issues into our evaluation of a company, particularly if we believe an issue is material to that company and the investing fund's investment objective and strategies.

Fidelity generally considers management’s recommendation and current practice when voting on shareholder proposals concerning environmental or social issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Therefore, Fidelity may support shareholder proposals that request additional disclosures from companies regarding environmental or social issues, including where it believes that the proposed disclosures could provide meaningful information to the investment management process without unduly burdening the company. This means that Fidelity may support shareholder proposals calling for reports on sustainability, renewable energy, and environmental impact issues. Fidelity also may support proposals on issues in other areas, including but not limited to equal employment, board diversity and workforce diversity.

VI. Anti-Takeover Provisions and Shareholders Rights Plans

Fidelity generally will oppose a proposal to adopt an anti-takeover provision.

Anti-takeover provisions include:

- classified boards;

- “blank check” preferred stock (whose terms and conditions may be expressly determined by the company’s board, for example, with differential voting rights);

- golden parachutes;

- supermajority provisions (that require a large majority (generally between 67-90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);

- poison pills;

- restricting the right to call special meetings;

- provisions restricting the right of shareholders to set board size; and

- any other provision that eliminates or limits shareholder rights.

A. Shareholders Rights Plans (“poison pills”)

Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders.

Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:

1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;

2. Is integral to a business strategy that is expected to result in greater value for the shareholders;

3. Requires shareholder approval to be reinstated upon expiration or if amended;

4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and

5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company's total voting securities, where permissible.

Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.

B. Shareholder Ability to Call a Special Meeting

Fidelity generally will support shareholder proposals regarding shareholders' right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.

C. Shareholder Ability to Act by Written Consent

Fidelity generally will support proposals regarding shareholders' right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.

D. Supermajority Shareholder Vote Requirement

Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.

VII. Anti-Takeover Provisions and Director Elections

Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.

Fidelity will consider supporting the election of directors with respect to poison pills if:

- All of the poison pill’s features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.

- A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.

- It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.

VIII. Capital Structure and Incorporation

These guidelines are designed to protect shareholders’ value in the companies in which the Fidelity funds invest. To the extent a company’s management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.

A. Increases in Common Stock

Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or re-capitalization, for example). Fidelity generally will oppose a provision to increase a company's authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.

In the case of REITs, however, Fidelity will oppose a provision to increase the REIT’s authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.

B. Multi-Class Share Structures

Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.

C. Incorporation or Reincorporation in another State or Country

Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.

IX. Shares of Fidelity Funds, ETFs, or other non-Fidelity Mutual Funds and ETFs

When a Fidelity fund invests in an underlying Fidelity fund with public shareholders, an exchange traded fund (ETF), or fund that is not affiliated, Fidelity will vote in the same proportion as all other voting shareholders of the underlying fund (this is known as “echo voting”). Fidelity may not vote if "echo voting" is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund's Board of Trustees on all proposals.

X. Foreign Markets

Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.

XI. Securities on Loan

Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.

XII. Avoiding Conflicts of Interest

Voting of shares is conducted in a manner consistent with the best interests of the Fidelity funds. In other words, securities of a company generally will be voted in a manner consistent with these guidelines and without regard to any other Fidelity companies' business relationships.

Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.

XIII. Conclusion

Since its founding more than 70 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.

Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.

Glossary

• Burn rate means the total number of stock option and full value equity awards granted as compensation in a given year divided by the weighted average common stock outstanding for that same year.

- For a large-capitalization company, burn rate higher than 1.5%.

- For a small-capitalization company, burn rate higher than 2.5%.

- For a micro-capitalization company, burn rate higher than 3.5%.

• Golden parachute means employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

• Large-capitalization company means a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.

• Micro-capitalization company means a company with market capitalization under US $300 million.

• Poison pill refers to a strategy employed by a potential takeover / target company to make its stock less attractive to an acquirer. Poison pills are generally designed to dilute the acquirer's ownership and value in the event of a takeover.

• Small-capitalization company means a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.

To view a fund's proxy voting record for the most recent 12-month period ended June 30, if applicable, visit www.fidelity.com/proxyvotingresults or visit the SEC's web site at www.sec.gov.

DISTRIBUTION SERVICES

Each fund has entered into a distribution agreement with FDC, an affiliate of FMR. The principal business address of FDC is 900 Salem Street, Smithfield, Rhode Island 02917. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved Distribution and Service Plans with respect to shares of each fund (the Plans) pursuant to Rule 12b-1 under the 1940 Act (the Rule). The Rule provides in substance that a fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow shares of the funds and/or FMR to incur certain expenses that might be considered to constitute indirect payment by the funds of distribution expenses.

The Plan adopted for each fund is described in the prospectus.

Under each Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of shares of the fund and/or shareholder support services. In addition, each Plan provides that FMR, directly or through FDC, may pay significant amounts to intermediaries that provide those services. Currently, the Board of Trustees has authorized such payments for shares of the fund.

Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that each Plan does not authorize payments by shares of the fund other than those made to FMR under its management contract with the fund. To the extent that each Plan gives FMR and FDC greater flexibility in connection with the distribution of shares, additional sales of shares or stabilization of cash flows may result. Furthermore, certain shareholder support services may be provided more effectively under the Plans by local entities with whom shareholders have other relationships.

TRANSFER AND SERVICE AGENT AGREEMENTS

Each fund has entered into a transfer agent agreement with Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of FMR, which is located at 245 Summer Street, Boston, Massachusetts 02210. Under the terms of each agreement, FIIOC (or an agent, including an affiliate) performs transfer agency services.

For providing transfer agency services, FIIOC receives no fees from each fund.

FIIOC may collect fees charged in connection with providing certain types of services such as exchanges, closing out fund balances, maintaining fund positions with low balances, checkwriting, wire transactions, and providing historical account research, as applicable.

FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

Fund shares may be owned by intermediaries for the benefit of their customers. In those instances, a fund may not maintain an account for shareholders, and some or all of the recordkeeping services for these accounts may be performed by third parties. FIIOC or an affiliate may make payments to intermediaries (including affiliates of FIIOC) for recordkeeping and other services.

Retirement plans may also hold fund shares in the name of the plan or its trustee, rather than the plan participant. In situations where FIIOC or an affiliate does not provide recordkeeping services, plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the funds, may, upon direction, be paid for providing recordkeeping services to plan participants. Payments may also be made, upon direction, for other plan expenses. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

In certain situations where FIIOC or an affiliate provides recordkeeping services to a retirement plan, payments may be made to pay for plan expenses. The amount of such payments may be based on investments in particular Fidelity® funds, or may be fixed for a given period of time. Upon direction, payments may be made to plan sponsors, or at the direction of plan sponsors, third parties, for expenses incurred in connection with the plan. FIIOC may also pay an affiliate for providing services that otherwise would have been performed by FIIOC.

Each fund has entered into a service agent agreement with FSC, an affiliate of FMR (or an agent, including an affiliate). Under the terms of the agreement, FSC calculates the NAV and dividends for shares, maintains each fund's portfolio and general accounting records, and administers each fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives no fee from each fund.

FMR bears the cost of transfer agency services and pricing and bookkeeping services.

Pricing and bookkeeping fees paid by a fund to FSC for the fiscal years ended August 31, 2021, 2020, and the fiscal period October 25, 2018 to August 31, 2019 are shown in the following table.

Fund	2021	2020	2019
Fidelity® SAI Low Duration Income Fund(1)	$0	--	--
Fidelity® SAI Short-Term Bond Fund(1)	$0	--	--
Fidelity® SAI Total Bond Fund(2)	$0	$0(3)	$1,139,934

(1)  Fund commenced operations on September 15, 2020.

(2)  Fund commenced operations on October 25, 2018.

(3)  Effective August 1, 2019, FMR is responsible for paying all pricing and bookkeeping costs of the fund.

Payments made by a fund to FSC for securities lending for the fiscal years ended August 31, 2021, 2020, and the fiscal period October 25, 2018 to August 31, 2019 are shown in the following table.

Fund	2021	2020	2019
Fidelity® SAI Low Duration Income Fund(1)	$0	$--	$--
Fidelity® SAI Short-Term Bond Fund(1)	$0	$--	$--
Fidelity® SAI Total Bond Fund(2)	$0	$0	$0(3)

(1)  Fund commenced operations on September 15, 2020.

(2)  Fund commenced operations on October 25, 2018.

(3)  The securities lending administration agreement was terminated effective March 31, 2019 and the services provided under that agreement have moved to the pricing and bookkeeping agreement.

SECURITIES LENDING

During the fiscal year, the securities lending agent, or the investment adviser (where the fund does not use a securities lending agent) monitors loan opportunities for each fund, negotiates the terms of the loans with borrowers, monitors the value of securities on loan and the value of the corresponding collateral, communicates with borrowers and the fund's custodian regarding marking to market the collateral, selects securities to be loaned and allocates those loan opportunities among lenders, and arranges for the return of the loaned securities upon the termination of the loan. Income and fees from securities lending activities for the fiscal year ended August 31, 2021, are shown in the following table:

Security Lending Activities	Fund(s)
	Fidelity® SAI Low Duration Income Fund(1),(2)	Fidelity® SAI Short-Term Bond Fund(1),(2)	Fidelity® SAI Total Bond Fund
Gross income from securities lending activities	$0	$0	$367,963
Fees paid to securities lending agent from a revenue split	0	0	0
Administrative fees	0	0	0
Rebate (paid to borrower)	0	0	29,115
Other fees not included in the revenue split (lending agent fees to NFS)	0	0	32,963
Aggregate fees/compensation for securities lending activities	0	0	62,078
Net income from securities lending activities	0	0	305,885

(1)  The fund did not lend securities during the year.

(2)  Fund commenced operations on September 15, 2020.

A fund does not pay cash collateral management fees, separate indemnification fees, or other fees not reflected above.

DESCRIPTION OF THE TRUST

Trust Organization. Fidelity® SAI Low Duration Income Fund, Fidelity® SAI Short-Term Bond Fund, and Fidelity® SAI Total Bond Fund are funds of Fidelity Salem Street Trust, an open-end management investment company created under an initial declaration of trust dated September 5, 1984. The Trustees are permitted to create additional funds in the trust and to create additional classes of the funds.

The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject to the rights of creditors, are allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund in the trust shall be charged with the liabilities and expenses attributable to such fund. Any general expenses of the trust shall be allocated between or among any one or more of its funds.

Shareholder Liability. The trust is an entity commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and expenses of the trust or fund. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees relating to the trust or to a fund shall include a provision limiting the obligations created thereby to the trust or to one or more funds and its or their assets. The Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of a fund's property of any shareholder or former shareholder held personally liable for the obligations of the fund solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The Declaration of Trust also provides that a fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

Voting Rights. Each fund's capital consists of shares of beneficial interest. Shareholders are entitled to one vote for each dollar of net asset value they own. The voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund, and by class.

The shares have no preemptive or conversion rights. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder Liability" above.

The trust or a fund or a class may be terminated upon the sale of its assets to, or merger with, another open-end management investment company, series, or class thereof, or upon liquidation and distribution of its assets. The Trustees may reorganize, terminate, merge, or sell all or a portion of the assets of the trust or a fund or a class without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund or a class, shareholders of that fund or that class are entitled to receive the underlying assets of the fund or class available for distribution.

Custodians. Citibank, N.A., 388 Greenwich Street, New York, New York, is custodian of the assets of Fidelity® SAI Total Bond Fund. The Bank of New York Mellon, 1 Wall Street, New York, New York, is custodian of the assets of Fidelity® SAI Low Duration Income Fund and Fidelity® SAI Short-Term Bond Fund. Each custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The Bank of New York Mellon and JPMorgan Chase Bank, each headquartered in New York, also may serve as special purpose custodians of certain assets of taxable funds in connection with repurchase agreement transactions. From time to time, subject to approval by a fund's Treasurer, a Fidelity® fund may enter into escrow arrangements with other banks if necessary to participate in certain investment offerings.

FMR, its officers and directors, its affiliated companies, Members of the Advisory Board (if any), and Members of the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR or an affiliate. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of each fund's adviser, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

Independent Registered Public Accounting Firms. PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Boston, Massachusetts, independent registered public accounting firm, audits financial statements for Fidelity® SAI Short-Term Bond Fund and Fidelity® SAI Total Bond Fund and provides other audit, tax, and related services.

Deloitte & Touche LLP, 200 Berkeley Street, Boston, Massachusetts, independent registered public accounting firm, and its affiliates, audits financial statements for Fidelity® SAI Low Duration Income Fund and provides other audit, tax, and related services.

FUND HOLDINGS INFORMATION

Each fund views holdings information as sensitive and limits its dissemination. The Board authorized FMR to establish and administer guidelines for the dissemination of fund holdings information, which may be amended at any time without prior notice. FMR's Disclosure Policy Committee (comprising executive officers of FMR) evaluates disclosure policy with the goal of serving a fund's best interests by striking an appropriate balance between providing information about a fund's portfolio and protecting a fund from potentially harmful disclosure. The Board reviews the administration and modification of these guidelines and receives reports from the funds' chief compliance officer periodically.

Each fund will provide a full list of holdings monthly on www.fidelity.com 30 days after the month-end (excluding high income security holdings, which generally will be presented collectively monthly and included in a list of full holdings 60 days after month-end).

Unless otherwise indicated, this information will be available on the web site until updated for the next applicable period.

A fund may also from time to time provide or make available to the Board or third parties upon request specific fund level performance attribution information and statistics. Third parties may include fund shareholders or prospective fund shareholders, members of the press, consultants, and ratings and ranking organizations. Nonexclusive examples of performance attribution information and statistics may include (i) the allocation of a fund’s portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries, (ii) the characteristics of the stock and bond components of a fund’s portfolio holdings and other investment positions, (iii) the attribution of fund returns by asset class, sector, industry, and country and (iv) the volatility characteristics of a fund.

FMR’s Disclosure Policy Committee may approve a request for fund level performance attribution and statistics as long as (i) such disclosure does not enable the receiving party to recreate the complete or partial portfolio holdings of any Fidelity fund prior to such fund’s public disclosure of its portfolio holdings and (ii) Fidelity has made a good faith determination that the requested information is not material given the particular facts and circumstances. Fidelity may deny any request for performance attribution information and other statistical information about a fund made by any person, and may do so for any reason or for no reason.

Disclosure of non-public portfolio holdings information for a Fidelity fund’s portfolio may only be provided pursuant to the guidelines below.

The Use of Holdings In Connection With Fund Operations. Material non-public holdings information may be provided as part of the activities associated with managing Fidelity® funds to: entities which, by explicit agreement or by virtue of their respective duties to the fund, are required to maintain the confidentiality of the information disclosed; other parties if legally required; or persons FMR believes will not misuse the disclosed information. These entities, parties, and persons include, but are not limited to: a fund's trustees; a fund's manager, its sub-advisers, if any, and their affiliates whose access persons are subject to a code of ethics (including portfolio managers of affiliated funds of funds); contractors who are subject to a confidentiality agreement; a fund's auditors; a fund's custodians; proxy voting service providers; financial printers; pricing service vendors; broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; securities lending agents; counsel to a fund or its Independent Trustees; regulatory authorities; stock exchanges and other listing organizations; parties to litigation; third parties in connection with a bankruptcy proceeding relating to a fund holding; and third parties who have submitted a standing request to a money market fund for daily holdings information. Non-public holdings information may also be provided to an issuer regarding the number or percentage of its shares that are owned by a fund and in connection with redemptions in kind.

Other Uses Of Holdings Information. In addition, each fund may provide material non-public holdings information to (i) third parties that calculate information derived from holdings for use by FMR, a sub-adviser, or their affiliates, (ii) ratings and rankings organizations, and (iii) an investment adviser, trustee, or their agents to whom holdings are disclosed for due diligence purposes or in anticipation of a merger involving a fund. Each individual request is reviewed by the Disclosure Policy Committee which must find, in its sole discretion that, based on the specific facts and circumstances, the disclosure appears unlikely to be harmful to a fund. Entities receiving this information must have in place control mechanisms to reasonably ensure or otherwise agree that, (a) the holdings information will be kept confidential, (b) no employee shall use the information to effect trading or for their personal benefit, and (c) the nature and type of information that they, in turn, may disclose to third parties is limited. FMR relies primarily on the existence of non-disclosure agreements and/or control mechanisms when determining that disclosure is not likely to be harmful to a fund.

At this time, the entities receiving information described in the preceding paragraph are: Factset Research Systems Inc. (full or partial fund holdings daily, on the next business day); Standard & Poor's Ratings Services (full holdings weekly (generally as of the previous Friday), generally 5 business days thereafter); MSCI Inc. and certain affiliates (full or partial fund holdings daily, on the next business day); and Bloomberg, L.P. (full holdings daily, on the next business day).

FMR, its affiliates, or the funds will not enter into any arrangements with third parties from which they derive consideration for the disclosure of material non-public holdings information. If, in the future, such an arrangement is desired, prior Board approval would be sought and any such arrangements would be disclosed in the funds' SAI.

There can be no assurance that the funds' policies and procedures with respect to disclosure of fund portfolio holdings will prevent the misuse of such information by individuals and firms that receive such information.

FINANCIAL STATEMENTS

Each fund's financial statements and financial highlights for the fiscal year ended August 31, 2021, and report of the independent registered public accounting firm, are included in the fund's annual report and are incorporated herein by reference. Total annual operating expenses as shown in the prospectus fee table may differ from the ratios of expenses to average net assets in the financial highlights because total annual operating expenses as shown in the prospectus fee table include any acquired fund fees and expenses, whereas the ratios of expenses in the financial highlights do not, except to the extent any acquired fund fees and expenses relate to an entity, such as a wholly-owned subsidiary, with which a fund's financial statements are consolidated. Acquired funds include other investment companies (such as central funds or other underlying funds) in which a fund has invested, if and to the extent it is permitted to do so. Total annual operating expenses in the prospectus fee table and the financial highlights do not include any expenses associated with investments in certain structured or synthetic products that may rely on the exception from the definition of "investment company" provided by section 3(c)(1) or 3(c)(7) of the 1940 Act.

APPENDIX

Fidelity, Fidelity Investments & Pyramid Design, and Strategic Advisers are registered service marks of FMR LLC. © 2021 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

Fidelity Salem Street Trust
Post-Effective Amendment No. 526

PART C. OTHER INFORMATION

Item 28.

Exhibits

(a)

(1)

Amended and Restated Declaration of Trust, dated May 16, 2001, is incorporated herein by reference to Exhibit (a)(1) of Post-Effective Amendment No. 85.

(2)

Certificate of Amendment of the Declaration of Trust, dated March 24, 2004, is incorporated herein by reference to Exhibit (a)(2) of Post-Effective Amendment No. 94.

(3)

Certificate of Amendment of the Declaration of Trust, dated July 15, 2009, is incorporated herein by reference to Exhibit (a)(3) of Post-Effective Amendment No. 126.

(4)

Certificate of Amendment of the Declaration of Trust, dated October 14, 2011, is incorporated herein by reference to Exhibit (a)(4) of Post-Effective Amendment No. 179.

(b)

Bylaws of the Trust, as amended and dated June 17, 2004, are incorporated herein by reference to Exhibit (b) of Fidelity Summer Street Trust’s (File No. 002-58542) Post-Effective Amendment No. 63.

(c)

Not applicable.

(d)

(1)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Conservative Income Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(1) of Post-Effective Amendment No. 495.

(2)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Corporate Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 495.

(3)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Emerging Markets Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(3) of Post-Effective Amendment No. 495.

(4)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Flex Conservative Income Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(4) of Post-Effective Amendment No. 495.

(5)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Flex Inflation‐Protected Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 495.

(6)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Flex International Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(6) of Post-Effective Amendment No. 495.

(7)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Flex Mid Cap Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(7) of Post-Effective Amendment No. 495.

(8)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Flex Short-Term Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(9) of Post-Effective Amendment No. 495.

(9)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Flex Small Cap Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(11) of Post-Effective Amendment No. 495.

(10)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Flex U.S. Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(12) of Post-Effective Amendment No. 495.

(11)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Global ex U.S. Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(13) of Post-Effective Amendment No. 495.

(12)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Inflation-Protected Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(14) of Post-Effective Amendment No. 495.

(13)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Intermediate Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(15) of Post-Effective Amendment No. 495.

(14)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Intermediate Treasury Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(16) of Post-Effective Amendment No. 495.

(15)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity International Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(17) of Post-Effective Amendment No. 495.

(16)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity International Sustainability Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(18) of Post-Effective Amendment No. 495.

(17)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Investment Grade Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(19) of Post-Effective Amendment No. 495.

(18)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Large Cap Growth Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(20) of Post-Effective Amendment No. 495.

(19)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Large Cap Value Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(21) of Post-Effective Amendment No. 495.

(20)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Long-Term Treasury Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(22) of Post-Effective Amendment No. 495.

(21)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Mid Cap Growth Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(23) of Post-Effective Amendment No. 495.

(22)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Mid Cap Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(24) of Post-Effective Amendment No. 495.

(23)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Mid Cap Value Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(25) of Post-Effective Amendment No. 495.

(24)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Municipal Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(26) of Post-Effective Amendment No. 495.

(25)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Municipal Income 2023 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(28) of Post-Effective Amendment No. 495.

(26)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Municipal Income 2025 Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(29) of Post-Effective Amendment No. 495.

(27)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Real Estate Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(30) of Post-Effective Amendment No. 495.

(28)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI Emerging Markets Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(31) of Post-Effective Amendment No. 495.

(29)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI Emerging Markets Low Volatility Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(32) of Post-Effective Amendment No. 495.

(30)

Management Contract, dated January 16, 2020, between Fidelity SAI Emerging Markets Value Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(33) of Post-Effective Amendment No. 498.

(31)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI International Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(33) of Post-Effective Amendment No. 495.

(32)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI International Low Volatility Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(34) of Post-Effective Amendment No. 495.

(33)

Management Contract, dated January 16, 2020, between Fidelity SAI International Momentum Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(36) of Post-Effective Amendment No. 498.

(34)

Management Contract, dated January 16, 2020, between Fidelity SAI International Quality Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(37) of Post-Effective Amendment No. 498.

(35)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI International Value Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(35) of Post-Effective Amendment No. 495.

(36)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI Long-Term Treasury Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(36) of Post-Effective Amendment No. 495.

(37)

Management Contract, dated May 14, 2020, between Fidelity SAI Low Duration Income Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(40) of Post-Effective Amendment No. 509.

(38)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI Municipal Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(37) of Post-Effective Amendment No. 495.

(39)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI Municipal Income Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(38) of Post-Effective Amendment No. 495.

(40)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI Municipal Money Market Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(39) of Post-Effective Amendment No. 495.

(41)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI Real Estate Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(40) of Post-Effective Amendment No. 495.

(42)

Management Contract, dated May 14, 2020, between Fidelity SAI Short-Term Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(45) of Post-Effective Amendment No. 509.

(43)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI Small-Mid Cap 500 Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(41) of Post-Effective Amendment No. 495.

(44)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI Tax-Free Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(42) of Post-Effective Amendment No. 495.

(45)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI Total Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(43) of Post-Effective Amendment No. 495.

(46)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI U.S. Large Cap Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(44) of Post-Effective Amendment No. 495.

(47)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI U.S. Low Volatility Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(45) of Post-Effective Amendment No. 495.

(48)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI U.S. Momentum Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(46) of Post-Effective Amendment No. 495.

(49)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI U.S. Quality Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(47) of Post-Effective Amendment No. 495.

(50)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI U.S. Treasury Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(48) of Post-Effective Amendment No. 495.

(51)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity SAI U.S. Value Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(49) of Post-Effective Amendment No. 495.

(52)

Management Contract, dated May 13, 2021, between Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(52) of Post-Effective Amendment No. 523.

(53)

Management Contract, dated May 13, 2021, between Fidelity Series 5+ Year Inflation-Protected Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(53) of Post-Effective Amendment No. 523.

(54)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Series Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(50) of Post-Effective Amendment No. 495.

(55)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Series Corporate Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(51) of Post-Effective Amendment No. 495.

(56)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Series Global ex U.S. Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(52) of Post-Effective Amendment No. 495.

(57)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Series Government Money Market Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(53) of Post-Effective Amendment No. 495.

(58)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Series Inflation-Protected Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(54) of Post-Effective Amendment No. 495.

(59)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Series Investment Grade Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(55) of Post-Effective Amendment No. 495.

(60)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Series Large Cap Growth Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(56) of Post-Effective Amendment No. 495.

(61)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Series Large Cap Value Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(57) of Post-Effective Amendment No. 495.

(62)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Series Long-Term Treasury Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(58) of Post-Effective Amendment No. 495.

(63)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Series Short-Term Credit Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(59) of Post-Effective Amendment No. 495.

(64)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Short-Term Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(60) of Post-Effective Amendment No. 495.

(65)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Short-Term Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(61) of Post-Effective Amendment No. 495.

(66)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Short-Term Treasury Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(62) of Post-Effective Amendment No. 495.

(67)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Small Cap Growth Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(63) of Post-Effective Amendment No. 495.

(68)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Small Cap Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(64) of Post-Effective Amendment No. 495.

(69)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Small Cap Value Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(65) of Post-Effective Amendment No. 495.

(70)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Strategic Dividend & Income Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(66) of Post-Effective Amendment No. 492.

(71)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Strategic Real Return Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(67) of Post-Effective Amendment No. 495.

(72)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Sustainability Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(68) of Post-Effective Amendment No. 495.

(73)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Tax-Free Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(69) of Post-Effective Amendment No. 495.

(74)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity Total International Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(70) of Post-Effective Amendment No. 495.

(75)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity U.S. Bond Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(71) of Post-Effective Amendment No. 495.

(76)

Amended and Restated Management Contract, dated January 1, 2020, between Fidelity U.S. Sustainability Index Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (d)(72) of Post-Effective Amendment No. 495.

(77)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Emerging Markets Index Fund, is incorporated herein by reference to Exhibit (d)(73) of Post-Effective Amendment No. 495.

(78)

Amended and Restated Sub-Advisory Agreement, dated August 1, 2021, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Flex International Index Fund, is incorporated herein by reference to Exhibit (d)(78) of Post-Effective Amendment No. 524.

(79)

Amended and Restated Sub-Advisory Agreement, dated August 1, 2021, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Flex Mid Cap Index Fund, is incorporated herein by reference to Exhibit (d)(79) of Post-Effective Amendment No. 524.

(80)

Amended and Restated Sub-Advisory Agreement, dated August 1, 2021, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Flex Small Cap Index Fund, is incorporated herein by reference to Exhibit (d)(80) of Post-Effective Amendment No. 524.

(81)

Amended and Restated Sub-Advisory Agreement, dated August 1, 2021, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Global ex U.S. Index Fund, is incorporated herein by reference to Exhibit (d)(81) of Post-Effective Amendment No. 524.

(82)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity International Sustainability Index Fund, is incorporated herein by reference to Exhibit (d)(79) of Post-Effective Amendment No. 495.

(83)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Large Cap Growth Index Fund, is incorporated herein by reference to Exhibit (d)(85) of Post-Effective Amendment No. 513.

(84)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Large Cap Value Index Fund, is incorporated herein by reference to Exhibit (d)(86) of Post-Effective Amendment No. 513.

(85)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Mid Cap Growth Index Fund, is incorporated herein by reference to Exhibit (d)(82) of Post-Effective Amendment No. 495.

(86)

Amended and Restated Sub-Advisory Agreement, dated August 1, 2021, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Mid Cap Index Fund, is incorporated herein by reference to Exhibit (d)(86) of Post-Effective Amendment No. 524.

(87)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Mid Cap Value Index Fund, is incorporated herein by reference to Exhibit (d)(84) of Post-Effective Amendment No. 495.

(88)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Real Estate Index Fund, is incorporated herein by reference to Exhibit (d)(90) of Post-Effective Amendment No. 513.

(89)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI Emerging Markets Index Fund, is incorporated herein by reference to Exhibit (d)(86) of Post-Effective Amendment No. 495.

(90)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI Emerging Markets Low Volatility Index Fund, is incorporated herein by reference to Exhibit (d)(87) of Post-Effective Amendment No. 495.

(91)

Sub-Advisory Agreement, dated January 16, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI Emerging Markets Value Index Fund, is incorporated herein by reference to Exhibit (d)(91) of Post-Effective Amendment No. 498.

(92)

Amended and Restated Sub-Advisory Agreement, dated August 1, 2021, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI International Index Fund, is incorporated herein by reference to Exhibit (d)(92) of Post-Effective Amendment No. 524.

(93)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI International Low Volatility Index Fund, is incorporated herein by reference to Exhibit (d)(89) of Post-Effective Amendment No. 495.

(94)

Sub-Advisory Agreement, dated January 16, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI International Momentum Index Fund, is incorporated herein by reference to Exhibit (d)(94) of Post-Effective Amendment No. 498.

(95)

Sub-Advisory Agreement, dated January 16, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI International Quality Index Fund, is incorporated herein by reference to Exhibit (d)(95) of Post-Effective Amendment No. 498.

(96)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI International Value Index Fund, is incorporated herein by reference to Exhibit (d)(90) of Post-Effective Amendment No. 495.

(97)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI Real Estate Index Fund, is incorporated herein by reference to Exhibit (d)(99) of Post-Effective Amendment No. 513.

(98)

Amended and Restated Sub-Advisory Agreement, dated August 1, 2021, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI Small-Mid Cap 500 Index Fund, is incorporated herein by reference to Exhibit (d)(98) of Post-Effective Amendment No. 524.

(99)

Amended and Restated Sub-Advisory Agreement, dated August 1, 2021, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI U.S. Large Cap Index Fund, is incorporated herein by reference to Exhibit (d)(99) of Post-Effective Amendment No. 524.

(100)

Amended and Restated Sub-Advisory Agreement, dated August 1, 2021, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI U.S. Low Volatility Index Fund, is incorporated herein by reference to Exhibit (d)(100) of Post-Effective Amendment No. 524.

(101)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI U.S. Momentum Index Fund, is incorporated herein by reference to Exhibit (d)(95) of Post-Effective Amendment No. 495.

(102)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI U.S. Quality Index Fund, is incorporated herein by reference to Exhibit (d)(96) of Post-Effective Amendment No. 495.

(103)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity SAI U.S. Value Index Fund, is incorporated herein by reference to Exhibit (d)(97) of Post-Effective Amendment No. 495.

(104)

Amended and Restated Sub-Advisory Agreement, dated August 1, 2021, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Series Global ex U.S. Index Fund, is incorporated herein by reference to Exhibit (d)(104) of Post-Effective Amendment No. 524.

(105)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Series Large Cap Growth Index Fund, is incorporated herein by reference to Exhibit (d)(107) of Post-Effective Amendment No. 513.

(106)

Amended and Restated Sub-Advisory Agreement, dated October 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Series Large Cap Value Index Fund, is incorporated herein by reference to Exhibit (d)(108) of Post-Effective Amendment No. 513.

(107)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Small Cap Growth Index Fund, is incorporated herein by reference to Exhibit (d)(101) of Post-Effective Amendment No. 495.

(108)

Amended and Restated Sub-Advisory Agreement, dated August 1, 2021, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Small Cap Index Fund, is incorporated herein by reference to Exhibit (d)(108) of Post-Effective Amendment No. 524.

(109)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Small Cap Value Index Fund, is incorporated herein by reference to Exhibit (d)(103) of Post-Effective Amendment No. 495.

(110)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Strategic Real Return Fund, is incorporated herein by reference to Exhibit (d)(104) of Post-Effective Amendment No. 495.

(111)

Amended and Restated Sub-Advisory Agreement, dated August 1, 2021, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity Total International Index Fund, is incorporated herein by reference to Exhibit (d)(111) of Post-Effective Amendment No. 524.

(112)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Geode Capital Management, LLC, on behalf of Fidelity U.S. Sustainability Index Fund, is incorporated herein by reference to Exhibit (d)(106) of Post-Effective Amendment No. 495.

(113)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Conservative Income Bond Fund, Fidelity Corporate Bond Fund, Fidelity Inflation-Protected Bond Index Fund, Fidelity Intermediate Bond Fund, Fidelity Intermediate Treasury Bond Index Fund, Fidelity International Bond Index Fund, Fidelity Investment Grade Bond Fund, Fidelity Long-Term Treasury Bond Index Fund, Fidelity Municipal Bond Index Fund, Fidelity Municipal Income 2023 Fund, Fidelity Municipal Income 2025 Fund, Fidelity SAI Long-Term Treasury Bond Index Fund, Fidelity SAI Low Duration Income Fund, Fidelity SAI Municipal Bond Index Fund, Fidelity SAI Municipal Income Fund, Fidelity SAI Municipal Money Market Fund, Fidelity SAI Short-Term Bond Fund, Fidelity SAI Tax-Free Bond Fund, Fidelity SAI Total Bond Fund, Fidelity SAI U.S. Treasury Bond Index Fund, Fidelity Short-Term Bond Fund, Fidelity Short-Term Bond Index Fund, Fidelity Short-Term Treasury Bond Index Fund, Fidelity Strategic Dividend and Income Fund, Fidelity Strategic Real Return Fund, Fidelity Sustainability Bond Index Fund, Fidelity Tax-Free Bond Fund, and Fidelity U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(2) of Fidelity Advisor Series IV’s (File No. 002-83672) Post-Effective Amendment No. 112.

(114)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Conservative Income Bond Fund, Fidelity Corporate Bond Fund, Fidelity Inflation-Protected Bond Index Fund, Fidelity Intermediate Bond Fund, Fidelity Intermediate Treasury Bond Index Fund, Fidelity International Bond Index Fund, Fidelity Investment Grade Bond Fund, Fidelity Long-Term Treasury Bond Index Fund, Fidelity Municipal Bond Index Fund, Fidelity Municipal Income 2023 Fund, Fidelity Municipal Income 2025 Fund, Fidelity SAI Long-Term Treasury Bond Index Fund, Fidelity SAI Low Duration Income Fund, Fidelity SAI Municipal Bond Index Fund, Fidelity SAI Municipal Income Fund, Fidelity SAI Municipal Money Market Fund, Fidelity SAI Short-Term Bond Fund, Fidelity SAI Tax-Free Bond Fund, Fidelity SAI Total Bond Fund, Fidelity SAI U.S. Treasury Bond Index Fund, Fidelity Short-Term Bond Fund, Fidelity Short-Term Bond Index Fund, Fidelity Short-Term Treasury Bond Index Fund, Fidelity Strategic Dividend and Income Fund, Fidelity Strategic Real Return Fund, Fidelity Sustainability Bond Index Fund, Fidelity Tax-Free Bond Fund, and Fidelity U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(114) of Post-Effective Amendment No. 524.

(115)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Flex Conservative Income Bond Fund, Fidelity Flex Inflation-Protected Bond Index Fund, and Fidelity Flex U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(107) of Post-Effective Amendment No. 492.

(116)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Flex Conservative Income Bond Fund, Fidelity Flex Inflation-Protected Bond Index Fund, and Fidelity Flex U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(108) of Post-Effective Amendment No. 492.

(117)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Flex Short-Term Bond Fund, is incorporated herein by reference to Exhibit (d)(109) of Post-Effective Amendment No. 492.

(118)

Schedule B to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Flex Short-Term Bond Fund, is incorporated herein by reference to Exhibit (d)(110) of Post-Effective Amendment No. 492.

(119)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund, Fidelity Series 5+ Year Inflation-Protected Bond Index Fund, Fidelity Series Bond Index Fund, Fidelity Series Corporate Bond Fund, Fidelity Series Government Money Market Fund, Fidelity Series Inflation-Protected Bond Index Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Long-Term Treasury Bond Index Fund, and Fidelity Series Short-Term Credit Fund, is incorporated herein by reference to Exhibit (d)(111) of Post-Effective Amendment No. 492.

(120)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Hong Kong) Limited, on behalf of Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund, Fidelity Series 5+ Year Inflation-Protected Bond Index Fund, Fidelity Series Bond Index Fund, Fidelity Series Corporate Bond Fund, Fidelity Series Government Money Market Fund, Fidelity Series Inflation-Protected Bond Index Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Long-Term Treasury Bond Index Fund, and Fidelity Series Short-Term Credit Fund, is incorporated herein by reference to Exhibit (d)(35) of Fidelity Income Fund’s (File No. 002-92661) Post-Effective Amendment No. 160.

(121)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Conservative Income Bond Fund, Fidelity Corporate Bond Fund, Fidelity Inflation-Protected Bond Index Fund, Fidelity Intermediate Bond Fund, Fidelity Intermediate Treasury Bond Index Fund, Fidelity International Bond Index Fund, Fidelity Investment Grade Bond Fund, Fidelity Long-Term Treasury Bond Index Fund, Fidelity Municipal Bond Index Fund, Fidelity Municipal Income 2023 Fund, Fidelity Municipal Income 2025 Fund, Fidelity SAI Long-Term Treasury Bond Index Fund, Fidelity SAI Low Duration Income Fund, Fidelity SAI Municipal Bond Index Fund, Fidelity SAI Municipal Income Fund, Fidelity SAI Municipal Money Market Fund, Fidelity SAI Short-Term Bond Fund, Fidelity SAI Tax-Free Bond Fund, Fidelity SAI Total Bond Fund, Fidelity SAI U.S. Treasury Bond Index Fund, Fidelity Short-Term Bond Fund, Fidelity Short-Term Bond Index Fund, Fidelity Short-Term Treasury Bond Index Fund, Fidelity Strategic Dividend and Income Fund, Fidelity Strategic Real Return Fund, Fidelity Sustainability Bond Index Fund, Fidelity Tax-Free Bond Fund, and Fidelity U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(4) of Fidelity Advisor Series IV’s (File No. 002-83672) Post-Effective Amendment No. 112.

(122)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Conservative Income Bond Fund, Fidelity Corporate Bond Fund, Fidelity Inflation-Protected Bond Index Fund, Fidelity Intermediate Bond Fund, Fidelity Intermediate Treasury Bond Index Fund, Fidelity International Bond Index Fund, Fidelity Investment Grade Bond Fund, Fidelity Long-Term Treasury Bond Index Fund, Fidelity Municipal Bond Index Fund, Fidelity Municipal Income 2023 Fund, Fidelity Municipal Income 2025 Fund, Fidelity SAI Long-Term Treasury Bond Index Fund, Fidelity SAI Low Duration Income Fund, Fidelity SAI Municipal Bond Index Fund, Fidelity SAI Municipal Income Fund, Fidelity SAI Municipal Money Market Fund, Fidelity SAI Short-Term Bond Fund, Fidelity SAI Tax-Free Bond Fund, Fidelity SAI Total Bond Fund, Fidelity SAI U.S. Treasury Bond Index Fund, Fidelity Short-Term Bond Fund, Fidelity Short-Term Bond Index Fund, Fidelity Short-Term Treasury Bond Index Fund, Fidelity Strategic Dividend and Income Fund, Fidelity Strategic Real Return Fund, Fidelity Sustainability Bond Index Fund, Fidelity Tax-Free Bond Fund, and Fidelity U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(123) of Post-Effective Amendment No. 524.

(123)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Flex Conservative Income Bond Fund, Fidelity Flex Inflation-Protected Bond Index Fund, and Fidelity Flex U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(113) of Post-Effective Amendment No. 492.

(124)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Flex Conservative Income Bond Fund, Fidelity Flex Inflation-Protected Bond Index Fund, and Fidelity Flex U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(114) of Post-Effective Amendment No. 492.

(125)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Flex Short-Term Bond Fund, is incorporated herein by reference to Exhibit (d)(115) of Post-Effective Amendment No. 492.

(126)

Schedule B to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Flex Short-Term Bond Fund, is incorporated herein by reference to Exhibit (d)(116) of Post-Effective Amendment No. 492.

(127)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund, Fidelity Series 5+ Year Inflation-Protected Bond Index Fund, Fidelity Series Bond Index Fund, Fidelity Series Corporate Bond Fund, Fidelity Series Government Money Market Fund, Fidelity Series Inflation-Protected Bond Index Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Long-Term Treasury Bond Index Fund, and Fidelity Series Short-Term Credit Fund, is incorporated herein by reference to Exhibit (d)(117) of Post-Effective Amendment No. 492.

(128)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and Fidelity Management & Research (Japan) Limited, on behalf of Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund, Fidelity Series 5+ Year Inflation-Protected Bond Index Fund, Fidelity Series Bond Index Fund, Fidelity Series Corporate Bond Fund, Fidelity Series Government Money Market Fund, Fidelity Series Inflation-Protected Bond Index Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Long-Term Treasury Bond Index Fund, and Fidelity Series Short-Term Credit Fund, is incorporated herein by reference to Exhibit (d)(41) of Fidelity Income Fund’s (File No. 002-92661) Post-Effective Amendment No. 160.

(129)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and FMR Investment Management (UK) Limited, on behalf of Fidelity Conservative Income Bond Fund, Fidelity Corporate Bond Fund, Fidelity Inflation-Protected Bond Index Fund, Fidelity Intermediate Bond Fund, Fidelity Intermediate Treasury Bond Index Fund, Fidelity International Bond Index Fund, Fidelity Investment Grade Bond Fund, Fidelity Long-Term Treasury Bond Index Fund, Fidelity Municipal Bond Index Fund, Fidelity Municipal Income 2023 Fund, Fidelity Municipal Income 2025 Fund, Fidelity SAI Long-Term Treasury Bond Index Fund, Fidelity SAI Low Duration Income Fund, Fidelity SAI Municipal Bond Index Fund, Fidelity SAI Municipal Income Fund, Fidelity SAI Municipal Money Market Fund, Fidelity SAI Short-Term Bond Fund, Fidelity SAI Tax-Free Bond Fund, Fidelity SAI Total Bond Fund, Fidelity SAI U.S. Treasury Bond Index Fund, Fidelity Short-Term Bond Fund, Fidelity Short-Term Bond Index Fund, Fidelity Short-Term Treasury Bond Index Fund, Fidelity Strategic Dividend and Income Fund, Fidelity Strategic Real Return Fund, Fidelity Sustainability Bond Index Fund, Fidelity Tax-Free Bond Fund, and Fidelity U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(6) of Fidelity Advisor Series IV’s (File No. 002-83672) Post-Effective Amendment No. 112.

(130)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and FMR Investment Management (UK) Limited, on behalf of Fidelity Conservative Income Bond Fund, Fidelity Corporate Bond Fund, Fidelity Inflation-Protected Bond Index Fund, Fidelity Intermediate Bond Fund, Fidelity Intermediate Treasury Bond Index Fund, Fidelity International Bond Index Fund, Fidelity Investment Grade Bond Fund, Fidelity Long-Term Treasury Bond Index Fund, Fidelity Municipal Bond Index Fund, Fidelity Municipal Income 2023 Fund, Fidelity Municipal Income 2025 Fund, Fidelity SAI Long-Term Treasury Bond Index Fund, Fidelity SAI Low Duration Income Fund, Fidelity SAI Municipal Bond Index Fund, Fidelity SAI Municipal Income Fund, Fidelity SAI Municipal Money Market Fund, Fidelity SAI Short-Term Bond Fund, Fidelity SAI Tax-Free Bond Fund, Fidelity SAI Total Bond Fund, Fidelity SAI U.S. Treasury Bond Index Fund, Fidelity Short-Term Bond Fund, Fidelity Short-Term Bond Index Fund, Fidelity Short-Term Treasury Bond Index Fund, Fidelity Strategic Dividend and Income Fund, Fidelity Strategic Real Return Fund, Fidelity Sustainability Bond Index Fund, Fidelity Tax-Free Bond Fund, and Fidelity U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(132) of Post-Effective Amendment No. 524.

(131)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and FMR Investment Management (UK) Limited, on behalf of Fidelity Flex Conservative Income Bond Fund, Fidelity Flex Inflation-Protected Bond Index Fund, and Fidelity Flex U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(119) of Post-Effective Amendment No. 492.

(132)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and FMR Investment Management (UK) Limited, on behalf of Fidelity Flex Conservative Income Bond Fund, Fidelity Flex Inflation-Protected Bond Index Fund, and Fidelity Flex U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (d)(120) of Post-Effective Amendment No. 492.

(133)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and FMR Investment Management (UK) Limited, on behalf of Fidelity Flex Short-Term Bond Fund, is incorporated herein by reference to Exhibit (d)(121) of Post-Effective Amendment No. 492.

(134)

Schedule B to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and FMR Investment Management (UK) Limited, on behalf of Fidelity Flex Short-Term Bond Fund, is incorporated herein by reference to Exhibit (d)(122) of Post-Effective Amendment No. 492.

(135)

Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and FMR Investment Management (UK) Limited, on behalf of Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund, Fidelity Series 5+ Year Inflation-Protected Bond Index Fund, Fidelity Series Bond Index Fund, Fidelity Series Corporate Bond Fund, Fidelity Series Government Money Market Fund, Fidelity Series Inflation-Protected Bond Index Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Long-Term Treasury Bond Index Fund, and Fidelity Series Short-Term Credit Fund, is incorporated herein by reference to Exhibit (d)(123) of Post-Effective Amendment No. 492.

(136)

Schedule A to the Amended and Restated Sub-Advisory Agreement, dated January 1, 2020, between Fidelity Management & Research Company LLC and FMR Investment Management (UK) Limited, on behalf of Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund, Fidelity Series 5+ Year Inflation-Protected Bond Index Fund, Fidelity Series Bond Index Fund, Fidelity Series Corporate Bond Fund, Fidelity Series Government Money Market Fund, Fidelity Series Inflation-Protected Bond Index Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Long-Term Treasury Bond Index Fund, and Fidelity Series Short-Term Credit Fund, is incorporated herein by reference to Exhibit (d)(49) of Fidelity Income Fund’s (File No. 002-92661) Post-Effective Amendment No. 160.

(e)

(1)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Conservative Income Bond Fund, is incorporated herein by reference to Exhibit (e)(1) of Post-Effective Amendment No. 495.

(2)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Corporate Bond Fund, is incorporated herein by reference to Exhibit (e)(2) of Post-Effective Amendment No. 495.

(3)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Emerging Markets Index Fund, is incorporated herein by reference to Exhibit (e)(3) of Post-Effective Amendment No. 495.

(4)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Flex Conservative Income Bond Fund, is incorporated herein by reference to Exhibit (e)(4) of Post-Effective Amendment No. 495.

(5)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Flex Inflation-Protected Bond Index Fund, is incorporated herein by reference to Exhibit (e)(5) of Post-Effective Amendment No. 495.

(6)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Flex International Index Fund, is incorporated herein by reference to Exhibit (e)(6) of Post-Effective Amendment No. 495.

(7)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Flex Mid Cap Index Fund, is incorporated herein by reference to Exhibit (e)(7) of Post-Effective Amendment No. 495.

(8)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Flex Short-Term Bond Fund, is incorporated herein by reference to Exhibit (e)(9) of Post-Effective Amendment No. 495.

(9)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Flex Small Cap Index Fund, is incorporated herein by reference to Exhibit (e)(11) of Post-Effective Amendment No. 495.

(10)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Flex U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (e)(12) of Post-Effective Amendment No. 495.

(11)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Global ex U.S. Index Fund, is incorporated herein by reference to Exhibit (e)(13) of Post-Effective Amendment No. 495.

(12)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Inflation-Protected Bond Index Fund, is incorporated herein by reference to Exhibit (e)(14) of Post-Effective Amendment No. 495.

(13)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Intermediate Bond Fund, is incorporated herein by reference to Exhibit (e)(15) of Post-Effective Amendment No. 495.

(14)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Intermediate Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (e)(16) of Post-Effective Amendment No. 495.

(15)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity International Bond Index Fund, is incorporated herein by reference to Exhibit (e)(17) of Post-Effective Amendment No. 495.

(16)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity International Sustainability Index Fund, is incorporated herein by reference to Exhibit (e)(18) of Post-Effective Amendment No. 495.

(17)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Investment Grade Bond Fund, is incorporated herein by reference to Exhibit (e)(19) of Post-Effective Amendment No. 495.

(18)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Large Cap Growth Index Fund, is incorporated herein by reference to Exhibit (e)(20) of Post-Effective Amendment No. 495.

(19)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Large Cap Value Index Fund, is incorporated herein by reference to Exhibit (e)(21) of Post-Effective Amendment No. 495.

(20)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Long-Term Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (e)(22) of Post-Effective Amendment No. 495.

(21)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Mid Cap Growth Index Fund, is incorporated herein by reference to Exhibit (e)(23) of Post-Effective Amendment No. 495.

(22)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Mid Cap Index Fund, is incorporated herein by reference to Exhibit (e)(24) of Post-Effective Amendment No. 495.

(23)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Mid Cap Value Index Fund, is incorporated herein by reference to Exhibit (e)(25) of Post-Effective Amendment No. 495.

(24)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Municipal Bond Index Fund, is incorporated herein by reference to Exhibit (e)(26) of Post-Effective Amendment No. 495.

(25)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Municipal Income 2023 Fund, is incorporated herein by reference to Exhibit (e)(28) of Post-Effective Amendment No. 495.

(26)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Municipal Income 2025 Fund, is incorporated herein by reference to Exhibit (e)(29) of Post-Effective Amendment No. 495.

(27)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Real Estate Index Fund, is incorporated herein by reference to Exhibit (e)(30) of Post-Effective Amendment No. 495.

(28)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Emerging Markets Index Fund, is incorporated herein by reference to Exhibit (e)(31) of Post-Effective Amendment No. 495.

(29)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Emerging Markets Low Volatility Index Fund, is incorporated herein by reference to Exhibit (e)(32) of Post-Effective Amendment No. 495.

(30)

General Distribution Agreement, dated January 16, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Emerging Markets Value Index Fund, is incorporated herein by reference to Exhibit (e)(33) of Post-Effective Amendment No. 498.

(31)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI International Index Fund, is incorporated herein by reference to Exhibit (e)(33) of Post-Effective Amendment No. 495.

(32)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI International Low Volatility Index Fund, is incorporated herein by reference to Exhibit (e)(34) of Post-Effective Amendment No. 495.

(33)

General Distribution Agreement, dated January 16, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI International Momentum Index Fund, is incorporated herein by reference to Exhibit (e)(36) of Post-Effective Amendment No. 498.

(34)

General Distribution Agreement, dated January 16, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI International Quality Index Fund, is incorporated herein by reference to Exhibit (e)(37) of Post-Effective Amendment No. 498.

(35)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI International Value Index Fund, is incorporated herein by reference to Exhibit (e)(35) of Post-Effective Amendment No. 495.

(36)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Long-Term Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (e)(36) of Post-Effective Amendment No. 495.

(37)

General Distribution Agreement, dated May 14, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Low Duration Income Fund, is incorporated herein by reference to Exhibit (e)(40) of Post-Effective Amendment No. 509.

(38)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Municipal Bond Index Fund, is incorporated herein by reference to Exhibit (e)(37) of Post-Effective Amendment No. 495.

(39)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Municipal Income Fund, is incorporated herein by reference to Exhibit (e)(38) of Post-Effective Amendment No. 495.

(40)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Municipal Money Market Fund, is incorporated herein by reference to Exhibit (e)(39) of Post-Effective Amendment No. 495.

(41)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Real Estate Index Fund, is incorporated herein by reference to Exhibit (e)(40) of Post-Effective Amendment No. 495.

(42)

General Distribution Agreement, dated May 14, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Short-Term Bond Fund, is incorporated herein by reference to Exhibit (e)(45) of Post-Effective Amendment No. 509.

(43)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Small-Mid Cap 500 Index Fund, is incorporated herein by reference to Exhibit (e)(41) of Post-Effective Amendment No. 495.

(44)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Tax-Free Bond Fund, is incorporated herein by reference to Exhibit (e)(42) of Post-Effective Amendment No. 495.

(45)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI Total Bond Fund, is incorporated herein by reference to Exhibit (e)(43) of Post-Effective Amendment No. 495.

(46)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI U.S. Large Cap Index Fund, is incorporated herein by reference to Exhibit (e)(44) of Post-Effective Amendment No. 495.

(47)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI U.S. Low Volatility Index Fund, is incorporated herein by reference to Exhibit (e)(45) of Post-Effective Amendment No. 495.

(48)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI U.S. Momentum Index Fund, is incorporated herein by reference to Exhibit (e)(46) of Post-Effective Amendment No. 495.

(49)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI U.S. Quality Index Fund, is incorporated herein by reference to Exhibit (e)(47) of Post-Effective Amendment No. 495.

(50)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI U.S. Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (e)(48) of Post-Effective Amendment No. 495.

(51)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity SAI U.S. Value Index Fund, is incorporated herein by reference to Exhibit (e)(49) of Post-Effective Amendment No. 495.

(52)

General Distribution Agreement, dated May 13, 2021, between Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund and Fidelity Distributors Company LLC, is incorporated herein by reference to Exhibit (e)(52) of Post-Effective Amendment No. 523.

(53)

General Distribution Agreement, dated May 13, 2021, between Fidelity Series 5+ Year Inflation-Protected Bond Index Fund and Fidelity Distributors Company LLC, is incorporated herein by reference to Exhibit (e)(53) of Post-Effective Amendment No. 523.

(54)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Series Bond Index Fund, is incorporated herein by reference to Exhibit (e)(50) of Post-Effective Amendment No. 495.

(55)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Series Corporate Bond Fund, is incorporated herein by reference to Exhibit (e)(51) of Post-Effective Amendment No. 495.

(56)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Series Global ex U.S. Index Fund, is incorporated herein by reference to Exhibit (e)(52) of Post-Effective Amendment No. 495.

(57)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Series Government Money Market Fund, is incorporated herein by reference to Exhibit (e)(53) of Post-Effective Amendment No. 495.

(58)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Series Inflation-Protected Bond Index Fund, is incorporated herein by reference to Exhibit (e)(54) of Post-Effective Amendment No. 495.

(59)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Series Investment Grade Bond Fund, is incorporated herein by reference to Exhibit (e)(55) of Post-Effective Amendment No. 495.

(60)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Series Large Cap Growth Index Fund, is incorporated herein by reference to Exhibit (e)(56) of Post-Effective Amendment No. 495.

(61)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Series Large Cap Value Index Fund, is incorporated herein by reference to Exhibit (e)(57) of Post-Effective Amendment No. 495.

(62)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Series Long-Term Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (e)(58) of Post-Effective Amendment No. 495.

(63)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Series Short-Term Credit Fund, is incorporated herein by reference to Exhibit (e)(59) of Post-Effective Amendment No. 495.

(64)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Short-Term Bond Fund, is incorporated herein by reference to Exhibit (e)(60) of Post-Effective Amendment No. 495.

(65)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Short-Term Bond Index Fund, is incorporated herein by reference to Exhibit (e)(61) of Post-Effective Amendment No. 495.

(66)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Short-Term Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (e)(62) of Post-Effective Amendment No. 495.

(67)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Small Cap Growth Index Fund, is incorporated herein by reference to Exhibit (e)(63) of Post-Effective Amendment No. 495.

(68)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Small Cap Index Fund, is incorporated herein by reference to Exhibit (e)(64) of Post-Effective Amendment No. 495.

(69)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Small Cap Value Index Fund, is incorporated herein by reference to Exhibit (e)(65) of Post-Effective Amendment No. 495.

(70)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Strategic Dividend & Income Fund, is incorporated herein by reference to Exhibit (e)(57) of Post-Effective Amendment No. 492.

(71)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Strategic Real Return Fund, is incorporated herein by reference to Exhibit (e)(67) of Post-Effective Amendment No. 495.

(72)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Sustainability Bond Index Fund, is incorporated herein by reference to Exhibit (e)(68) of Post-Effective Amendment No. 495.

(73)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Tax-Free Bond Fund, is incorporated herein by reference to Exhibit (e)(69) of Post-Effective Amendment No. 495.

(74)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity Total International Index Fund, is incorporated herein by reference to Exhibit (e)(70) of Post-Effective Amendment No. 495.

(75)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (e)(71) of Post-Effective Amendment No. 495.

(76)

Amended and Restated General Distribution Agreement, dated January 1, 2020, between Fidelity Salem Street Trust and Fidelity Distributors Company LLC, on behalf of Fidelity U.S. Sustainability Index Fund, is incorporated herein by reference to Exhibit (e)(72) of Post-Effective Amendment No. 495.

(77)

Form of Selling Dealer Agreement (most recently revised September 2010), is incorporated herein by reference to Exhibit (e)(5) of Fidelity Hereford Street Trust’s (File No. 033-52577) Post-Effective Amendment No. 37.

(78)

Form of Selling Dealer Agreement for Bank-Related Transactions (most recently revised April 2006), is incorporated herein by reference to Exhibit (e)(6) of Fidelity Hereford Street Trust’s (File No. 033-52577) Post-Effective Amendment No. 37.

(79)

Form of Bank Agency Agreement (most recently revised November 2014), is incorporated herein by reference to Exhibit (e)(7) of Fidelity Hereford Street Trust’s (File No. 033-52577) Post-Effective Amendment No. 37.

(f)

Amended and Restated Fee Deferral Plan of the Non-Interested Person Trustees of the Fidelity Fixed Income and Asset Allocation Funds, effective as of September 15, 1995, as amended and restated as of March 10, 2016, is incorporated herein by reference to Exhibit (f) of Post-Effective Amendment No. 334.

(g)

(1)

Custodian Agreement, dated January 1, 2007, between The Bank of New York (currently known as The Bank of New York Mellon) and Fidelity Salem Street Trust on behalf of Fidelity Flex Inflation-Protected Bond Index Fund, Fidelity Flex Short-Term Bond Fund, Fidelity Flex U.S. Bond Index Fund, Fidelity Intermediate Bond Fund, Fidelity Intermediate Treasury Bond Index Fund, Fidelity Municipal Bond Index Fund, Fidelity Municipal Income 2023 Fund, Fidelity Municipal Income 2025 Fund, Fidelity SAI International Index Fund, Fidelity SAI Low Duration Income Fund, Fidelity SAI Municipal Bond Index Fund, Fidelity SAI Municipal Money Market Fund, Fidelity SAI Short-Term Bond Fund, Fidelity SAI Small-Mid Cap 500 Index Fund, Fidelity SAI Tax-Free Bond Fund, Fidelity SAI U.S. Low Volatility Index Fund, Fidelity SAI U.S. Treasury Bond Index Fund, Fidelity Series Government Money Market Fund, Fidelity Series Inflation-Protected Bond Index Fund, Fidelity Series Investment Grade Bond Fund, Fidelity Series Long-Term Treasury Bond Index Fund, Fidelity Series Short-Term Credit Fund, Fidelity Short-Term Bond Fund, Fidelity Short-Term Bond Index Fund, Fidelity Short-Term Treasury Bond Index Fund, Fidelity Strategic Real Return Fund, Fidelity Tax-Free Bond Fund, and Fidelity U.S. Bond Index Fund is incorporated herein by reference to Exhibit (g)(1) of Fidelity Advisor Series IV’s (File No. 002-83672) Post-Effective Amendment No. 88.

(2)

Custodian Agreement, dated January 1, 2007, between Brown Brothers Harriman & Company and Fidelity Salem Street Trust on behalf of Fidelity Emerging Markets Index Fund, Fidelity Global ex U.S. Index Fund, Fidelity Inflation-Protected Bond Index Fund, Fidelity Mid Cap Growth Index Fund, Fidelity Mid Cap Value Index Fund, Fidelity SAI Emerging Markets Index Fund, Fidelity SAI Emerging Markets Low Volatility Index Fund, Fidelity SAI Emerging Markets Value Index Fund, Fidelity SAI International Low Volatility Index Fund, Fidelity SAI International Momentum Index Fund, Fidelity SAI International Quality Index Fund, Fidelity SAI International Value Index Fund, Fidelity SAI Real Estate Index Fund, Fidelity SAI U.S. Large Cap Index Fund, Fidelity SAI U.S. Value Index Fund, Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund, Fidelity Series 5+ Year Inflation-Protected Bond Index Fund, Fidelity Series Bond Index Fund, Fidelity Series Large Cap Growth Index Fund, Fidelity Small Cap Growth Index Fund, Fidelity Small Cap Value Index Fund, and Fidelity Total International Index Fund is incorporated herein by reference to Exhibit (g)(1) of Fidelity Advisor Series I’s (File No. 002-84776) Post-Effective Amendment No. 72.

(3)

Custodian Agreement, dated May 23, 2019, between Citibank, N.A. and Fidelity Salem Street Trust on behalf of Fidelity Investment Grade Bond Fund, Fidelity Long-Term Treasury Bond Index Fund Fidelity Real Estate Index Fund, and Fidelity SAI Total Bond Fund, is incorporated herein by reference to Exhibit (g)(3) of Post-Effective Amendment No. 482.

(4)

Custodian Agreement, dated January 1, 2007, between JPMorgan Chase Bank, N.A. and Fidelity Salem Street Trust on behalf of Fidelity International Bond Index Fund, Fidelity SAI Long-Term Treasury Bond Index Fund, Fidelity SAI Municipal Income Fund, and Fidelity Strategic Dividend & Income Fund, is incorporated herein by reference to Exhibit (g)(2) of Fidelity Advisor Series I’s (File No. 002-84776) Post-Effective Amendment No. 72.

(5)

Custodian Agreement, dated January 1, 2007, between State Street Bank and Trust Company and Fidelity Salem Street Trust on behalf of Fidelity Conservative Income Bond Fund, Fidelity Corporate Bond Fund, Fidelity Flex Mid Cap Index Fund, Fidelity Flex Small Cap Index Fund, Fidelity Mid Cap Index Fund, Fidelity Series Corporate Bond Fund, Fidelity Series Large Cap Value Index Fund, and Fidelity Small Cap Index Fund is incorporated herein by reference to Exhibit (g)(4) of Fidelity Advisor Series I’s (File No. 002-84776) Post-Effective Amendment No. 72.

(6)

Custodian Agreement, dated January 1, 2007, between The Northern Trust Company and Fidelity Salem Street Trust on behalf of Fidelity Flex Conservative Income Bond Fund, Fidelity Flex International Index Fund, Fidelity International Sustainability Index Fund, Fidelity Large Cap Growth Index Fund, Fidelity Large Cap Value Index Fund, Fidelity SAI U.S. Momentum Index Fund, Fidelity SAI U.S. Quality Index Fund, Fidelity Series Global ex U.S. Index Fund, Fidelity Sustainability Bond Index Fund, and Fidelity U.S. Sustainability Index Fund is incorporated herein by reference to Exhibit (g)(9) of Fidelity Financial Trust’s (File No. 002-79910) Post-Effective Amendment No. 45.

(h)

(1)

Amended and Restated 45 Basis Point Expense Contract, dated January 1, 2020, between Fidelity Investment Grade Bond Fund and Fidelity Management & Research Company LLC, is incorporated herein by reference to Exhibit (h)(1) of Post-Effective Amendment No. 492.

(2)

Expense Contract, dated April 29, 2020, between Fidelity Management & Research Company LLC and Fidelity Salem Street Trust, on behalf of Fidelity Emerging Markets Index Fund, Fidelity Global ex U.S. Index Fund, Fidelity Large Cap Growth Index Fund, Fidelity Large Cap Value Index Fund, Fidelity Mid Cap Index Fund, Fidelity Small Cap Index Fund, and Fidelity U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (h)(3) of Post-Effective Amendment No. 503.

(3)

Schedule A for the Expense Contract, dated April 29, 2020, between Fidelity Management & Research Company LLC Fidelity Salem Street Trust, on behalf of Fidelity Emerging Markets Index Fund, Fidelity Global ex U.S. Index Fund, Fidelity Large Cap Growth Index Fund, Fidelity Large Cap Value Index Fund, Fidelity Mid Cap Index Fund, Fidelity Small Cap Index Fund, and Fidelity U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (h)(4) of Post-Effective Amendment No. 522.

(4)

Securities Lending Agency Agreement, dated April 1, 2019, between National Financial Services LLC and Fidelity Salem Street Trust on behalf of Fidelity Emerging Markets Index Fund, Fidelity Global ex U.S. Index Fund, Fidelity International Sustainability Index Fund, Fidelity Large Cap Growth Index Fund, Fidelity Large Cap Value Index Fund, Fidelity Mid Cap Index Fund, Fidelity Real Estate Index Fund, Fidelity SAI Emerging Markets Index Fund, Fidelity SAI Emerging Markets Low Volatility Index Fund, Fidelity SAI Emerging Markets Value Index Fund, Fidelity SAI International Index Fund, Fidelity SAI International Minimum Volatility Index Fund, Fidelity SAI International Momentum Index Fund, Fidelity SAI International Quality Index Fund, Fidelity SAI International Value Index Fund, Fidelity SAI Real Estate Index Fund, Fidelity SAI Small-Mid Cap 500 Index Fund, Fidelity SAI U.S. Large Cap Index Fund, Fidelity SAI U.S. Minimum Volatility Index Fund, Fidelity SAI U.S. Momentum Index Fund, Fidelity SAI U.S. Quality Index Fund, Fidelity SAI U.S. Value Index Fund, Fidelity Series Global ex U.S. Index Fund, Fidelity Series Large Cap Value Index Fund, Fidelity Small Cap Index Fund, Fidelity Strategic Dividend & Income Fund, Fidelity Strategic Real Return Fund, Fidelity Total International Index Fund, and Fidelity U.S. Sustainability Index Fund, is incorporated herein by reference to Exhibit (h)(1) of Fidelity Devonshire Trust’s (File No.002-24389) Post-Effective Amendment No.172.

(i)

Legal Opinion of Dechert LLP, dated October 21, 2021, is filed herein as Exhibit (i).

(j)

(1)

Consent of PricewaterhouseCoopers LLP, dated October 21, 2021, is filed herein as Exhibit (j)(1).

(2)

Consent of Deloitte & Touche LLP, dated October 21, 2021, is filed herein as Exhibit (j)(2).

(k)

Not applicable.

(l)

Not applicable.

(m)

(1)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Conservative Income Bond Fund, is incorporated herein by reference to Exhibit (m)(1) of Post-Effective Amendment No. 495.

(2)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Conservative Income Bond Fund: Institutional Class, is incorporated herein by reference to Exhibit (m)(2) of Post-Effective Amendment No. 495.

(3)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Corporate Bond Fund, is incorporated herein by reference to Exhibit (m)(3) of Post-Effective Amendment No. 495.

(4)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Corporate Bond Fund: Fidelity Advisor Corporate Bond Fund Class A, is incorporated herein by reference to Exhibit (m)(4) of Post-Effective Amendment No. 495.

(5)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Corporate Bond Fund: Fidelity Advisor Corporate Bond Fund Class M, is incorporated herein by reference to Exhibit (m)(5) of Post-Effective Amendment No. 495.

(6)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Corporate Bond Fund: Fidelity Advisor Corporate Bond Fund Class C, is incorporated herein by reference to Exhibit (m)(6) of Post-Effective Amendment No. 495.

(7)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Corporate Bond Fund: Fidelity Advisor Corporate Bond Fund Class I, is incorporated herein by reference to Exhibit (m)(7) of Post-Effective Amendment No. 495.

(8)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Corporate Bond Fund: Fidelity Advisor Corporate Bond Fund Class Z, is incorporated herein by reference to Exhibit (m)(8) of Post-Effective Amendment No. 495.

(9)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Emerging Markets Index Fund, is incorporated herein by reference to Exhibit (m)(9) of Post-Effective Amendment No. 495.

(10)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Conservative Income Bond Fund, is incorporated herein by reference to Exhibit (m)(10) of Post-Effective Amendment No. 495.

(11)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Inflation‐Protected Bond Index Fund, is incorporated herein by reference to Exhibit (m)(11) of Post-Effective Amendment No. 495.

(12)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex International Index Fund, is incorporated herein by reference to Exhibit (m)(12) of Post-Effective Amendment No. 495.

(13)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Mid Cap Index Fund, is incorporated herein by reference to Exhibit (m)(13) of Post-Effective Amendment No. 495.

(14)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Short-Term Bond Fund, is incorporated herein by reference to Exhibit (m)(15) of Post-Effective Amendment No. 495.

(15)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex Small Cap Index Fund, is incorporated herein by reference to Exhibit (m)(17) of Post-Effective Amendment No. 495.

(16)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Flex U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (m)(18) of Post-Effective Amendment No. 495.

(17)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Global ex U.S. Index Fund, is incorporated herein by reference to Exhibit (m)(19) of Post-Effective Amendment No. 495.

(18)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Inflation-Protected Bond Index Fund, is incorporated herein by reference to Exhibit (m)(20) of Post-Effective Amendment No. 495.

(19)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Intermediate Bond Fund, is incorporated herein by reference to Exhibit (m)(21) of Post-Effective Amendment No. 495.

(20)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Intermediate Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (m)(22) of Post-Effective Amendment No. 495.

(21)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity International Bond Index Fund, is incorporated herein by reference to Exhibit (m)(23) of Post-Effective Amendment No. 495.

(22)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity International Sustainability Index Fund, is incorporated herein by reference to Exhibit (m)(24) of Post-Effective Amendment No. 495.

(23)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Investment Grade Bond Fund, is incorporated herein by reference to Exhibit (m)(25) of Post-Effective Amendment No. 495.

(24)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Investment Grade Bond Fund: Fidelity Advisor Investment Grade Bond Fund Class A, is incorporated herein by reference to Exhibit (m)(26) of Post-Effective Amendment No. 495.

(25)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Investment Grade Bond Fund: Fidelity Advisor Investment Grade Bond Fund Class M, is incorporated herein by reference to Exhibit (m)(27) of Post-Effective Amendment No. 495.

(26)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Investment Grade Bond Fund: Fidelity Advisor Investment Grade Bond Fund Class C, is incorporated herein by reference to Exhibit (m)(28) of Post-Effective Amendment No. 495.

(27)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Investment Grade Bond Fund: Fidelity Advisor Investment Grade Bond Fund Class I, is incorporated herein by reference to Exhibit (m)(29) of Post-Effective Amendment No. 495.

(28)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Investment Grade Bond Fund: Fidelity Advisor Investment Grade Bond Fund Class Z, is incorporated herein by reference to Exhibit (m)(30) of Post-Effective Amendment No. 495.

(29)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Large Cap Growth Index Fund, is incorporated herein by reference to Exhibit (m)(31) of Post-Effective Amendment No. 495.

(30)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Large Cap Value Index Fund, is incorporated herein by reference to Exhibit (m)(32) of Post-Effective Amendment No. 495.

(31)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Long-Term Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (m)(33) of Post-Effective Amendment No. 495.

(32)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Mid Cap Growth Index Fund, is incorporated herein by reference to Exhibit (m)(34) of Post-Effective Amendment No. 495.

(33)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Mid Cap Index Fund, is incorporated herein by reference to Exhibit (m)(35) of Post-Effective Amendment No. 495.

(34)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Mid Cap Value Index Fund, is incorporated herein by reference to Exhibit (m)(36) of Post-Effective Amendment No. 495.

(35)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Bond Index Fund, is incorporated herein by reference to Exhibit (m)(37) of Post-Effective Amendment No. 495.

(36)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income 2023 Fund, is incorporated herein by reference to Exhibit (m)(41) of Post-Effective Amendment No. 495.

(37)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income 2023 Fund: Fidelity Advisor Municipal Income 2023 Fund Class A, is incorporated herein by reference to Exhibit (m)(42) of Post-Effective Amendment No. 495.

(38)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income 2023 Fund: Fidelity Advisor Municipal Income 2023 Fund Class I, is incorporated herein by reference to Exhibit (m)(43) of Post-Effective Amendment No. 495.

(39)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income 2025 Fund, is incorporated herein by reference to Exhibit (m)(44) of Post-Effective Amendment No. 495.

(40)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income 2025 Fund: Fidelity Advisor Municipal Income 2025 Fund Class A, is incorporated herein by reference to Exhibit (m)(45) of Post-Effective Amendment No. 495.

(41)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Municipal Income 2025 Fund: Fidelity Advisor Municipal Income 2025 Fund Class I, is incorporated herein by reference to Exhibit (m)(46) of Post-Effective Amendment No. 495.

(42)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Real Estate Index Fund, is incorporated herein by reference to Exhibit (m)(47) of Post-Effective Amendment No. 495.

(43)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Emerging Markets Index Fund, is incorporated herein by reference to Exhibit (m)(48) of Post-Effective Amendment No. 495.

(44)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Emerging Markets Low Volatility Index Fund, is incorporated herein by reference to Exhibit (m)(49) of Post-Effective Amendment No. 495.

(45)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Emerging Markets Value Index Fund, is incorporated herein by reference to Exhibit (m)(50) of Post-Effective Amendment No. 498.

(46)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI International Index Fund, is incorporated herein by reference to Exhibit (m)(50) of Post-Effective Amendment No. 495.

(47)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI International Low Volatility Index Fund, is incorporated herein by reference to Exhibit (m)(51) of Post-Effective Amendment No. 495.

(48)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI International Momentum Index Fund, is incorporated herein by reference to Exhibit (m)(53) of Post-Effective Amendment No. 498.

(49)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI International Quality Index Fund, is incorporated herein by reference to Exhibit (m)(54) of Post-Effective Amendment No. 498.

(50)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI International Value Index Fund, is incorporated herein by reference to Exhibit (m)(52) of Post-Effective Amendment No. 495.

(51)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Long-Term Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (m)(53) of Post-Effective Amendment No. 495.

(52)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Low Duration Income Fund, is incorporated herein by reference to Exhibit (m)(57) of Post-Effective Amendment No. 509.

(53)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Municipal Bond Index Fund, is incorporated herein by reference to Exhibit (m)(54) of Post-Effective Amendment No. 495.

(54)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Municipal Income Fund, is incorporated herein by reference to Exhibit (m)(55) of Post-Effective Amendment No. 495.

(55)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Municipal Money Market Fund, is incorporated herein by reference to Exhibit (m)(56) of Post-Effective Amendment No. 495.

(56)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Real Estate Index Fund, is incorporated herein by reference to Exhibit (m)(57) of Post-Effective Amendment No. 495.

(57)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Short-Term Bond Fund, is incorporated herein by reference to Exhibit (m)(62) of Post-Effective Amendment No. 509.

(58)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Small-Mid Cap 500 Index Fund, is incorporated herein by reference to Exhibit (m)(58) of Post-Effective Amendment No. 495.

(59)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Tax-Free Bond Fund, is incorporated herein by reference to Exhibit (m)(59) of Post-Effective Amendment No. 495.

(60)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI Total Bond Fund, is incorporated herein by reference to Exhibit (m)(60) of Post-Effective Amendment No. 495.

(61)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI U.S. Large Cap Index Fund, is incorporated herein by reference to Exhibit (m)(61) of Post-Effective Amendment No. 495.

(62)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI U.S. Low Volatility Index Fund, is incorporated herein by reference to Exhibit (m)(62) of Post-Effective Amendment No. 495.

(63)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI U.S. Momentum Index Fund, is incorporated herein by reference to Exhibit (m)(63) of Post-Effective Amendment No. 495.

(64)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI U.S. Quality Index Fund, is incorporated herein by reference to Exhibit (m)(64) of Post-Effective Amendment No. 495.

(65)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI U.S. Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (m)(65) of Post-Effective Amendment No. 495.

(66)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity SAI U.S. Value Index Fund, is incorporated herein by reference to Exhibit (m)(66) of Post-Effective Amendment No. 495.

(67)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund is incorporated herein by reference to Exhibit (m)(67) of Post-Effective Amendment No. 523.

(68)

Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series 5+ Year Inflation-Protected Bond Index Fund is incorporated herein by reference to Exhibit (m)(68) of Post-Effective Amendment No. 523.

(69)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Bond Index Fund, is incorporated herein by reference to Exhibit (m)(67) of Post-Effective Amendment No. 495.

(70)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Corporate Bond Fund, is incorporated herein by reference to Exhibit (m)(68) of Post-Effective Amendment No. 495.

(71)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Global ex U.S. Index Fund, is incorporated herein by reference to Exhibit (m)(69) of Post-Effective Amendment No. 495.

(72)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Government Money Market Fund, is incorporated herein by reference to Exhibit (m)(70) of Post-Effective Amendment No. 495.

(73)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Inflation-Protected Bond Index Fund, is incorporated herein by reference to Exhibit (m)(71) of Post-Effective Amendment No. 495.

(74)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Investment Grade Bond Fund, is incorporated herein by reference to Exhibit (m)(72) of Post-Effective Amendment No. 495.

(75)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Large Cap Growth Index Fund, is incorporated herein by reference to Exhibit (m)(73) of Post-Effective Amendment No. 495.

(76)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Large Cap Value Index Fund, is incorporated herein by reference to Exhibit (m)(74) of Post-Effective Amendment No. 495.

(77)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Long-Term Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (m)(75) of Post-Effective Amendment No. 495.

(78)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Series Short-Term Credit Fund, is incorporated herein by reference to Exhibit (m)(76) of Post-Effective Amendment No. 495.

(79)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short-Term Bond Fund, is incorporated herein by reference to Exhibit (m)(77) of Post-Effective Amendment No. 495.

(80)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short-Term Bond Fund: Fidelity Advisor Short-Term Bond Fund Class A, is incorporated herein by reference to Exhibit (m)(78) of Post-Effective Amendment No. 495.

(81)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short-Term Bond Fund: Fidelity Advisor Short-Term Bond Fund Class M, is incorporated herein by reference to Exhibit (m)(79) of Post-Effective Amendment No. 495.

(82)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short-Term Bond Fund: Fidelity Advisor Short-Term Bond Fund Class C, is incorporated herein by reference to Exhibit (m)(80) of Post-Effective Amendment No. 495.

(83)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short-Term Bond Fund: Fidelity Advisor Short-Term Bond Fund Class I, is incorporated herein by reference to Exhibit (m)(81) of Post-Effective Amendment No. 495.

(84)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short-Term Bond Fund: Fidelity Advisor Short-Term Bond Fund Class Z, is incorporated herein by reference to Exhibit (m)(82) of Post-Effective Amendment No. 495.

(85)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short-Term Bond Index Fund, is incorporated herein by reference to Exhibit (m)(83) of Post-Effective Amendment No. 495.

(86)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Short-Term Treasury Bond Index Fund, is incorporated herein by reference to Exhibit (m)(84) of Post-Effective Amendment No. 495.

(87)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Small Cap Growth Index Fund, is incorporated herein by reference to Exhibit (m)(85) of Post-Effective Amendment No. 495.

(88)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Small Cap Index Fund, is incorporated herein by reference to Exhibit (m)(86) of Post-Effective Amendment No. 495.

(89)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Small Cap Value Index Fund, is incorporated herein by reference to Exhibit (m)(87) of Post-Effective Amendment No. 495.

(90)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Dividend & Income Fund, is incorporated herein by reference to Exhibit (m)(79) of Post-Effective Amendment No. 492.

(91)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Dividend & Income Fund: Fidelity Advisor Strategic Dividend & Income Fund Class A, is incorporated herein by reference to Exhibit (m)(80) of Post-Effective Amendment No. 492.

(92)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Dividend & Income Fund: Fidelity Advisor Strategic Dividend & Income Fund Class M, is incorporated herein by reference to Exhibit (m)(81) of Post-Effective Amendment No. 492.

(93)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Dividend & Income Fund: Fidelity Advisor Strategic Dividend & Income Fund Class C, is incorporated herein by reference to Exhibit (m)(82) of Post-Effective Amendment No. 492.

(94)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Dividend & Income Fund: Fidelity Advisor Strategic Dividend & Income Fund Class I, is incorporated herein by reference to Exhibit (m)(83) of Post-Effective Amendment No. 492.

(95)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Dividend & Income Fund: Fidelity Advisor Strategic Dividend & Income Fund Class Z, is incorporated herein by reference to Exhibit (m)(84) of Post-Effective Amendment No. 492.

(96)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Real Return Fund, is incorporated herein by reference to Exhibit (m)(94) of Post-Effective Amendment No. 495.

(97)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Real Return Fund: Class K6, is incorporated herein by reference to Exhibit (m)(95) of Post-Effective Amendment No. 495.

(98)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Real Return Fund: Fidelity Advisor Strategic Real Return Fund Class A, is incorporated herein by reference to Exhibit (m)(96) of Post-Effective Amendment No. 495.

(99)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Real Return Fund: Fidelity Advisor Strategic Real Return Fund Class M, is incorporated herein by reference to Exhibit (m)(97) of Post-Effective Amendment No. 495.

(100)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Real Return Fund: Fidelity Advisor Strategic Real Return Fund Class C, is incorporated herein by reference to Exhibit (m)(98) of Post-Effective Amendment No. 495.

(101)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Real Return Fund: Fidelity Advisor Strategic Real Return Fund Class I, is incorporated herein by reference to Exhibit (m)(99) of Post-Effective Amendment No. 495.

(102)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Strategic Real Return Fund: Fidelity Advisor Strategic Real Return Fund Class Z, is incorporated herein by reference to Exhibit (m)(100) of Post-Effective Amendment No. 495.

(103)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Sustainability Bond Index Fund, is incorporated herein by reference to Exhibit (m)(101) of Post-Effective Amendment No. 495.

(104)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Tax-Free Bond Fund, is incorporated herein by reference to Exhibit (m)(102) of Post-Effective Amendment No. 495.

(105)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Total International Index Fund, is incorporated herein by reference to Exhibit (m)(103) of Post-Effective Amendment No. 495.

(106)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity U.S. Bond Index Fund, is incorporated herein by reference to Exhibit (m)(104) of Post-Effective Amendment No. 495.

(107)

Amended and Restated Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity U.S. Sustainability Index Fund, is incorporated herein by reference to Exhibit (m)(105) of Post-Effective Amendment No. 495.

(n)

(1)

Amended and Restated Multiple Class of Shares Plan pursuant to Rule 18f-3 for Fidelity Funds with Retail, Retirement and/or Advisor Classes, dated January 14, 2021, on behalf of Fidelity Corporate Bond Fund, Fidelity Investment Grade Bond Fund, Fidelity Municipal Income 2023 Fund, Fidelity Municipal Income 2025 Fund, Fidelity Short-Term Bond Fund, Fidelity Strategic Dividend & Income Fund, and Fidelity Strategic Real Return Fund, is incorporated herein by reference to Exhibit (n)(1) Fidelity Aberdeen Street Trust’s (File No. 033-43529) Post-Effective Amendment No. 139.

(2)

Schedule I (Fixed-Income), dated May 24, 2021, to the Amended and Restated Multiple Class of Shares Plan pursuant to Rule 18f-3 for Fidelity Funds with Retail, Retirement and/or Advisor Classes, dated January 14, 2021, on behalf of Fidelity Corporate Bond Fund, Fidelity Investment Grade Bond Fund, Fidelity Municipal Income 2023 Fund, Fidelity Municipal Income 2025 Fund, Fidelity Short-Term Bond Fund, Fidelity Strategic Dividend & Income Fund, and Fidelity Strategic Real Return Fund, is incorporated herein by reference to Exhibit (n)(2) of Fidelity Income Fund’s (File No. 002-92661) Post-Effective Amendment No. 160.

(3)

Amended and Restated Multiple Class of Shares Plan pursuant to Rule 18f-3 for Fidelity Conservative Income Bond Funds, dated July 18, 2013, on behalf of Fidelity Conservative Income Bond Fund is incorporated herein by reference to Exhibit (n)(3) of Fidelity Municipal Trust’s (File No. 002-55725) Post-Effective Amendment No. 115.

(4)

Schedule I, dated August 1, 2018, to the Amended and Restated Multiple Class of Shares Plan pursuant to Rule 18f-3 for Fidelity Conservative Income Bond Fund, dated July 18, 2013, on behalf of Fidelity Conservative Income Bond Fund is incorporated herein by reference to Exhibit (n)(7) of Post-Effective Amendment No. 435.

(p)

(1)

The 2021 Code of Ethics, adopted by each fund and Fidelity Management & Research Company LLC, Fidelity Management & Research (Hong Kong) Limited, Fidelity Management & Research (Japan) Limited, FMR Investment Management (UK) Limited, and Fidelity Distributors Company LLC pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p) of Fidelity Garrison Street Trust’s (File No. 811-04861) Amendment No. 105.

(2)

Code of Ethics, dated January 2020, adopted by Geode Capital Management, LLC and Geode Capital Management LP pursuant to Rule 17j-1 is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 503.

Item 29.

Trusts Controlled by or under Common Control with this Trust

The Board of Trustees of the Trust is the same as the board of other Fidelity funds, each of which has Fidelity Management & Research Company LLC, or an affiliate, or Geode Capital Management LLC, as its investment adviser. In addition, the officers of the Trust are substantially identical to those of the other Fidelity funds. Nonetheless, the Trust takes the position that it is not under common control with other Fidelity funds because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.

Item 30.

Indemnification

Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, “disabling conduct”), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.

Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

Pursuant to the agreement by which Fidelity Investments Institutional Operations Company, LLC (“FIIOC”) is appointed transfer agent, the Registrant agrees to indemnify and hold FIIOC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:

(1)

any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names FIIOC and/or the Registrant as a party and is not based on and does not result from FIIOC’s willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FIIOC’s performance under the Transfer Agency Agreement; or

(2)

any claim, demand, action or suit (except to the extent contributed to by FIIOC’s willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from FIIOC’s acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of FIIOC’s acting in reliance upon advice reasonably believed by FIIOC to have been given by counsel for the Registrant, or as a result of FIIOC’s acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers or persons controlling the Registrant, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 31.

Business and Other Connections of Investment Adviser(s)

(1) FIDELITY MANAGEMENT & RESEARCH COMPANY LLC (FMR)

FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held the following positions of a substantial nature during the past two fiscal years.

Abigail P. Johnson

Chairman of the Board of certain Trusts; Chairman of the Board and Director of FMR LLC; Chief Executive Officer, Chairman and Director of Fidelity Management & Research Company LLC.  Previously served as Chairman of the Board and Director FMRC (2019).

Peter S. Lynch	Vice Chairman and Director of Fidelity Management & Research Company LLC and a member of the Advisory Board of funds advised by FMR. Previously served as Vice Chairman and Director of FMRC (2019).
Cynthia Lo Bessette

Senior Vice President, Secretary and Chief Legal Officer Fidelity Management & Research Company LLC (2019); Chief Legal Officer FMR H.K (2019), FMR Japan (2019) and FMR Investment Management (UK) Limited (2020); Previously served as Senior Vice President, Secretary and Chief Legal Officer FMRC (2019); Secretary SelectCo, LLC and FIMM (2019).

Christopher Rimmer

Treasurer of Fidelity Management & Research Company LLC, FMR H.K., FMR Japan, and Strategic Advisers LLC; President and Director FMR Capital Inc.; Director of FMR Investment Management (UK) Limited (2021). Previously served as Treasurer of FMRC, FIMM, and SelectCo, LLC; Chief Accounting Officer FMR LLC.

Eric C. Green

Assistant Treasurer of Fidelity Management & Research Company LLC, Strategic Advisers LLC, Fidelity Distributors Company LLC, and FMR Capital Inc; Executive Vice President, Tax and Assistant Treasurer of FMR LLC.  Previously served as Assistant Treasurer of FMRC, FIMM, SelectCo, LLC, and Fidelity Distributors Corporation (2019).

Lisa D. Krieser	Assistant Secretary Fidelity Management & Research Company LLC and Fidelity Distributors Company LLC (2020), Secretary FMR Capital, Inc (2020).
Kevin M. Meagher

Chief Compliance Officer of Fidelity Management & Research Company LLC, FMR H.K., FMR Japan, FMR Investment Management (UK) Limited, FIAM, and Strategic Advisers LLC.  Previously served as Chief Compliance Officer of FMRC, FIMM, SelectCo, LLC.

Kenneth B. Robins	Compliance Officer of Fidelity Management & Research Company LLC (2020).
Bart Grenier	President of Fidelity Management & Research Company LLC (2019).
Margaret Serravalli	Chief Financial Officer of Fidelity Management & Research Company LLC (FMR) (2020).

(2) FIDELITY MANAGEMENT & RESEARCH (HONG KONG) LIMITED (FMR H.K.)

FMR H.K. provides investment advisory services to other investment advisers. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Sharon Yau Lecornu	Chief Executive Officer of FMR H.K., Executive Director of FMR H.K., Director of Investment Services – Asia, and Director of FMR H.K.
William Francis Shanley III	Director of FMR Japan and FMR H.K.
Christopher J. Seabolt	Director of FMR H.K. and FMR UK.
Adrian James Tyerman	Compliance Officer FMR H.K. and FMR UK, Anti-Money Laundering Compliance Officer of FMR Investment Management (UK) Limited.
Kevin M. Meagher

Chief Compliance Officer of Fidelity Management & Research Company LLC, FMR H.K., FMR Japan, FMR Investment Management (UK) Limited, FIAM, and Strategic Advisers LLC.  Previously served as Chief Compliance Officer of FMRC, FIMM, SelectCo, LLC.

Christopher Rimmer

Treasurer of Fidelity Management & Research Company LLC, FMR H.K., FMR Japan, and Strategic Advisers LLC; President and Director FMR Capital Inc.; Director of FMR Investment Management (UK) Limited (2021). Previously served as Treasurer of FMRC, FIMM, and SelectCo, LLC; Chief Accounting Officer FMR LLC.

Cynthia Lo Bessette

Senior Vice President, Secretary and Chief Legal Officer Fidelity Management & Research Company LLC (2019); Chief Legal Officer FMR H.K (2019), FMR Japan (2019) and FMR Investment Management (UK) Limited (2020); Previously served as Senior Vice President, Secretary and Chief Legal Officer FMRC (2019); Secretary SelectCo, LLC and FIMM (2019).

(3) FIDELITY MANAGEMENT & RESEARCH (JAPAN) LIMITED (FMR JAPAN)

FMR Japan provides investment advisory services to other investment advisers.  The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Timothy M. Cohen	Director of FMR Japan; Executive Vice President SelectCo, LLC (2019).
Risteard Hogan	Director of FMR Japan (2020).
Rieko Hirai	Director of FMR Japan.
Kan Man Wong	Director of FMR Japan (2019).
Kirk Roland Neureiter	Director of FMR Japan.
William Francis Shanley III	Director of FMR Japan and FMR H.K.
Koichi Iwabuchi	Statutory Auditor of FMR Japan (2020); Previously served as Compliance Officer of FMR Japan (2020).
Ryo Sato	Compliance Officer of FMR Japan (2020).
Kevin M. Meagher

Chief Compliance Officer of Fidelity Management & Research Company LLC, FMR H.K., FMR Japan, FMR Investment Management (UK) Limited, FIAM, and Strategic Advisers LLC.  Previously served as Chief Compliance Officer of FMRC, FIMM, SelectCo, LLC.

Cynthia Lo Bessette

Senior Vice President, Secretary and Chief Legal Officer Fidelity Management & Research Company LLC (2019); Chief Legal Officer FMR H.K (2019), FMR Japan (2019) and FMR Investment Management (UK) Limited (2020); Previously served as Senior Vice President, Secretary and Chief Legal Officer FMRC (2019); Secretary SelectCo, LLC and FIMM (2019).

Christopher Rimmer

Treasurer of Fidelity Management & Research Company LLC, FMR H.K., FMR Japan, and Strategic Advisers LLC; President and Director FMR Capital Inc.; Director of FMR Investment Management (UK) Limited (2021). Previously served as Treasurer of FMRC, FIMM, and SelectCo, LLC; Chief Accounting Officer FMR LLC.

(4) FMR INVESTMENT MANAGEMENT (UK) LIMITED (FMR UK)

FMR UK provides investment advisory services to other investment advisers.  The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Mark D. Flaherty	Director FMR Investment Management (UK) Limited.
Niamh Brodie-Machura	Director FMR Investment Management (UK) Limited (2020).
Christopher J. Seabolt	Director of FMR H.K. and FMR UK.
Adrian James Tyerman	Compliance Officer FMR H.K. Anti-Money Laundering Compliance Officer of FMR Investment Management (UK) Limited.
Kevin M. Meagher

Chief Compliance Officer of Fidelity Management & Research Company LLC, FMR H.K., FMR Japan, FMR Investment Management (UK) Limited, FIAM, and Strategic Advisers LLC.  Previously served as Chief Compliance Officer of FMRC, FIMM, SelectCo, LLC.

Cynthia Lo Bessette

Senior Vice President, Secretary and Chief Legal Officer Fidelity Management & Research Company LLC (2019); Chief Legal Officer FMR H.K (2019), FMR Japan (2019) and FMR Investment Management (UK) Limited (2020); Previously served as Senior Vice President, Secretary and Chief Legal Officer FMRC (2019); Secretary SelectCo, LLC and FIMM (2019).

(5) GEODE CAPITAL MANAGEMENT, LLC (Geode)

Geode serves as investment adviser to a number of other investment companies AND OTHER ACCOUNTS.  Geode may also provide investment advisory services to other investment advisers.  The directors and officers have held the following positions of a substantial nature during the past two fiscal years.

Robert Minicus	President and Chief Executive Officer (2021); Director (2020); Previously served as Director of FMR Investment Management (UK) Limited (2020).
Jeffrey S. Miller	Chief Operating Officer.
Joseph Ciardi	Chief Compliance Officer.
Sorin Codreanu	Chief Financial Officer and Treasurer.
Matt Nevins	General Counsel.
Lionel Harris	Director (2021).
Franklin Corning Kenly	Director.
Arlene Rockefeller	Director.
Eric Roiter	Director.
Jennifer Uhrig	Director.
Philip L. Bullen	Director.
Thomas Sprague	Director (2019).
Michael Even	Director (2019).

Principal business addresses of the investment adviser, sub-advisers and affiliates.

Fidelity Management & Research Company LLC (FMR)
245 Summer Street
Boston, MA 02210

Fidelity Management & Research (Hong Kong) Limited (FMR H.K.)
Floor 19, 41 Connaught Road Central
Hong Kong

Fidelity Management & Research (Japan) Limited (FMR Japan)
245 Summer Street
Boston, MA 02210

FMR Investment Management (UK) Limited (FMR UK)
245 Summer Street
Boston, MA 02210

FIL Investment Advisors (FIA)
Pembroke Hall
42 Crow Lane
Pembroke HM19, Bermuda

FIL Investment Advisors (UK) Limited (FIA(UK))
Beech Gate Millfield Lane
Lower Kingswood, Tadworth, Surrey
KT20 6RP, United Kingdom

FIL Investments (Japan) Limited (FIJ)
Tri Seven Roppongi
7-7-7 Roppongi, Minato-ku,
Tokyo, Japan 106-0032

Strategic Advisers LLC
245 Summer Street
Boston, MA 02210

FMR LLC
245 Summer Street
Boston, MA 02210

Fidelity Distributors Company LLC (FDC)
900 Salem Street
Smithfield, RI 02917

Geode Capital Management, LLC (Geode)
100 Summer Street
12th Floor
Boston, MA 02110

Fidelity Management Trust Company
245 Summer Street
Boston, MA 02210

Fidelity Investors Management LLC
245 Summer Street
Boston, MA 02210

Item 32.

Principal Underwriters

(a)

Fidelity Distributors Company LLC (FDC) acts as distributor for all funds advised by FMR or an affiliate, as well as Fidelity Commodity Strategy Central Fund and Fidelity Series Commodity Strategy Fund.

(b)
Name and Principal	Positions and Offices	Positions and Offices
Business Address*	with Underwriter	with Fund
Robert Adams	Chief Operating Officer (2021)	None
Robert F. Bachman	Executive Vice President	None
Eric C. Green	Assistant Treasurer	None
Dalton Gustafson	President (2021)	None
Natalie Kavanaugh	Chief Legal Officer	None
Robert Litle	Executive Vice President (2021)	None
Michael Lyons	Chief Financial Officer	None
John McGinty	Chief Compliance Officer (2021)	None
Timothy Mulcahy	Director	None
Matthew DePiero	Director	None
Michael Kearney	Treasurer	None
Natalie Kavanaugh	Secretary (2019)	None
Lisa D. Krieser	Assistant Secretary	None

*  900 Salem Street, Smithfield, RI

(c)

Not applicable.

Item 33.

Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company LLC or Fidelity Investments Institutional Operations Company, LLC, 245 Summer Street, Boston, MA 02210, or the funds’ respective custodians, or special purpose custodian, as applicable, The Bank of New York Mellon, 1 Wall Street, New York, NY; Brown Brothers Harriman & Co., 50 Post Office Square, Boston, MA; Citibank, N.A., 388 Greenwich Street, New York, NY, 10013; JPMorgan Chase Bank, 270 Park Avenue, New York, NY; State Street Bank & Trust Company, 1 Lincoln Street, Boston, MA; and The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60675.

Item 34.

Management Services

Not applicable.

Item 35.

Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 526 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 27th day of October 2021.

Fidelity Salem Street Trust
By	/s/Laura M. Del Prato
Laura M. Del Prato, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

(Signature)		(Title)	(Date)

/s/Laura M. Del Prato		President and Treasurer	October 27, 2021
Laura M. Del Prato		(Principal Executive Officer)

/s/John J. Burke III		Chief Financial Officer	October 27, 2021
John J. Burke III		(Principal Financial Officer)

/s/Abigail P. Johnson	†	Trustee	October 27, 2021
Abigail P. Johnson

/s/Elizabeth S. Acton	*	Trustee	October 27, 2021
Elizabeth S. Acton

/s/Ann E. Dunwoody	*	Trustee	October 27, 2021
Ann E. Dunwoody

/s/Jonathan Chiel	*	Trustee	October 27, 2021
Jonathan Chiel

/s/John Engler	*	Trustee	October 27, 2021
John Engler

/s/Robert F. Gartland	*	Trustee	October 27, 2021
Robert F. Gartland

/s/Arthur E. Johnson	*	Trustee	October 27, 2021
Arthur E. Johnson

/s/Michael E. Kenneally	*	Trustee	October 27, 2021
Michael E. Kenneally

/s/Marie L. Knowles	*	Trustee	October 27, 2021
Marie L. Knowles

/s/Mark A. Murray	*	Trustee	October 27, 2021
Mark A. Murray

/s/Jennifer Toolin McAuliffe	*	Trustee	October 27, 2021
Jennifer Toolin McAuliffe

†	By:	/s/Kevin M. Meagher
Kevin M. Meagher,pursuant to a power of attorney dated September 30, 2018and filed herewith.
*	By:	/s/Megan C. Johnson
Megan C. Johnson,pursuant to powers of attorney dated October 5, 2016 and January 1, 2019 and filed herewith.

POWER OF ATTORNEY

I, the undersigned Trustee of the following investment company:

Fidelity Salem Street Trust

in addition to any other Fidelity Fund for which the undersigned individual serves as Director or Trustee (collectively, the “Funds”), hereby constitute and appoint Thomas C. Bogle, Marc R. Bryant, John V. O’Hanlon, Robert W. Helm, Megan C. Johnson, and Anthony H. Zacharski, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after October 5, 2016.

WITNESS my hand on this 5th day of October, 2016.

/s/Jonathan Chiel
Jonathan Chiel

POWER OF ATTORNEY

I, the undersigned Trustee of the following investment companies:

Fidelity Aberdeen Street Trust

Fidelity Advisor Series II

Fidelity Advisor Series IV

Fidelity Boylston Street Trust

Fidelity California Municipal Trust

Fidelity California Municipal Trust II

Fidelity Central Investment Portfolios II LLC

Fidelity Charles Street Trust

Fidelity Colchester Street Trust

Fidelity Court Street Trust

Fidelity Court Street Trust II

Fidelity Garrison Street Trust

Fidelity Hereford Street Trust

Fidelity Income Fund

Fidelity Massachusetts Municipal Trust

Fidelity Merrimack Street Trust

Fidelity Money Market Trust

Fidelity Municipal Trust

Fidelity Municipal Trust II

Fidelity Newbury Street Trust

Fidelity New York Municipal Trust

Fidelity New York Municipal Trust II

Fidelity Oxford Street Trust

Fidelity Oxford Street Trust II

Fidelity Phillips Street Trust

Fidelity Revere Street Trust

Fidelity Salem Street Trust

Fidelity School Street Trust

Fidelity Union Street Trust

Fidelity Union Street Trust II

Variable Insurance Products Fund V

in addition to any other Fidelity Fund for which the undersigned individual serves as Trustee (collectively, the “Funds”), hereby constitute and appoint Kevin M. Meagher, my true and lawful attorney-in-fact, with full power of substitution, and with full power to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission.  I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof.

This Power of Attorney shall remain in full force and effect only for such time as Kevin M. Meagher shall continue to be an officer of Fidelity Management & Research Company, provided that, notwithstanding the foregoing, this Power of Attorney may be revoked at any time by the undersigned in writing.

This Power of Attorney has been executed as of September 30, 2018.

/s/Abigail P. Johnson
Abigail P. Johnson

POWER OF ATTORNEY

We, the undersigned Directors or Trustees, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust

Fidelity Advisor Series II

Fidelity Advisor Series IV

Fidelity Boylston Street Trust

Fidelity California Municipal Trust

Fidelity California Municipal Trust II

Fidelity Central Investment Portfolios II LLC

Fidelity Charles Street Trust

Fidelity Colchester Street Trust

Fidelity Court Street Trust

Fidelity Court Street Trust II

Fidelity Garrison Street Trust

Fidelity Hereford Street Trust

Fidelity Income Fund

Fidelity Massachusetts Municipal Trust

Fidelity Merrimack Street Trust

Fidelity Money Market Trust

Fidelity Municipal Trust

Fidelity Municipal Trust II

Fidelity Newbury Street Trust

Fidelity New York Municipal Trust

Fidelity New York Municipal Trust II

Fidelity Oxford Street Trust

Fidelity Oxford Street Trust II

Fidelity Phillips Street Trust

Fidelity Revere Street Trust

Fidelity Salem Street Trust

Fidelity School Street Trust

Fidelity Union Street Trust

Fidelity Union Street Trust II

Variable Insurance Products Fund V

in addition to any other Fidelity Fund for which the undersigned individuals serve as Directors or Trustees (collectively, the “Funds”), hereby revoke all previous powers of attorney we have given to sign and otherwise act in our names and behalf in matters involving any investment company for which FMR or an affiliate acts as investment adviser and hereby constitute and appoint Thomas C. Bogle, John V. O’Hanlon, Robert W. Helm, Megan C. Johnson, and Anthony H. Zacharski, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, or any successors thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements or any successors thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission.  We hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.  This power of attorney is effective for all documents filed on or after January 1, 2019.

WITNESS our hands on this first day of January 2019.

/s/Elizabeth S. Acton	/s/Michael E. Kenneally
Elizabeth S. Acton	Michael E. Kenneally

/s/Ann E. Dunwoody	/s/Marie L. Knowles
Ann E. Dunwoody	Marie L. Knowles

/s/John Engler	/s/Jennifer Toolin McAuliffe
John Engler	Jennifer Toolin McAuliffe

/s/Robert F. Gartland	/s/Mark A. Murray
Robert F. Gartland	Mark A. Murray

/s/Arthur E. Johnson
Arthur E. Johnson